UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05426

AIM Investment Funds (Invesco Investment Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end: 10/31

Date of reporting period: 10/31/18

Item 1. Report to Stockholders.

Annual Report to Shareholders	October 31, 2018

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ∎ C: CPNCX ∎ R: CPNRX ∎ Y: CPNYX ∎ R5: CPNFX ∎ R6: CPNSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco All Cap Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

     I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco All Cap Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco All Cap Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.65%
Class C Shares	-2.37
Class R Shares	-1.87
Class Y Shares	-1.30
Class R5 Shares	-1.29
Class R6 Shares	-1.29
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.67
Lipper Alternative Equity Market Neutral Funds Index⬛ (Peer Group Index)	-0.84
Source(s): ▼FactSet Research Systems Inc., ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

    Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions,

Portfolio Composition
By sector, based on total net assets
	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Health Care	26.4%	24.6%	51.0%	1.8%
Consumer Discretionary	18.9	19.6	38.5	-0.7
Information Technology	12.5	12.4	24.9	0.1
Energy	11.9	11.2	23.1	0.7
Industrials	6.9	7.6	14.5	-0.7
Communication Services	5.4	4.5	9.9	0.9
Materials	5.1	4.0	9.1	1.1
Financials	2.5	3.5	6.0	-1.0
Consumer Staples	2.2	2.2	4.4	0.0
Real Estate	1.6	1.1	2.7	0.5
Utilities	–	0.1	0.1	-0.1
Money Market Funds Plus Other Assets Less Liabilities	6.6	–	6.6	6.6
Total	100.0	90.8	190.8	9.2

1 Represents the value of the equity securities in the portfolio.

2 Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.

3 Represents the cumulative exposure of the Fund’s long and short positions.

4 Represents the net exposure of the Fund’s long and short positions.

tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, investors fled to more defensive areas of the market and to US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general US stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain neutral sector and industry exposures. The Fund uses a systematic model that evaluates fundamental and behavioral factors to forecast individual security returns and risks and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those

Total Net Assets	$97.9 million

Data presented here are as of October 31, 2018.

4	Invesco All Cap Market Neutral Fund

that are poorly ranked. As such, the goal is to provide absolute risk-adjusted returns over a full market cycle, regardless of the directions of equity markets.

    Pursuant to the Fund’s market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the FTSE US 3-Month Treasury Bill Index. During the fiscal year, the Fund benefited the most from a positive long/short spread in six of the 11 market sectors, led by the energy, materials and information technology (IT) sectors. However, the long/short spread in the consumer discretionary, industrials and health care sectors partially offset those gains and detracted from the Fund’s returns during the fiscal year.

    During the fiscal year, the strongest contributors to the Fund’s absolute performance were holdings in the energy sector. Specifically, the long and short holdings in the oil and gas, and consumable fuels industries performed well. In the materials sector, both long and short holdings contributed to the Fund’s returns. The Fund’s short holdings in the metals and mining industry, and the long holdings in the paper and forest products industry, performed as expected and were additive to the Fund’s returns. Within the IT sector, the long holdings in IT services delivered solid performance and contributed to the Fund’s returns. The key detractor for the fiscal year was the Fund’s short holdings in select industries. Short holdings rallied in the internet and direct marketing retail, health care equipment and supplies, electrical equipment and commercial services and supplies industries, and consequently, hampered the Fund’s absolute performance.

    From a factor perspective, the Fund benefited from exposures to Momentum (both Earnings and Price) while our Quality signals were flat over the course of the fiscal year, despite showing signs of strength during heightened periods of volatility. Our Value signals detracted from overall model strength. We have observed that in this most recent period of yield curve flattening and rising yields, stocks with growth characteristics have outperformed those with value attributes. Perhaps the most observable example of this is that the Russell 3000 Growth Index outperformed the Russell 3000 Value Index by 7.4% during the fiscal year.2 We believe that having a balance of factors that have small, and in the case of Value versus Momentum, negative correlations will smooth out the investment experience relative to relying on more concentrated factor exposures.

    Please note that the Fund may utilize derivative instruments that include equity-related total return swaps and futures contracts. During the fiscal year, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors/industries described above, but did not use futures contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Certain derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco All Cap Market Neutral Fund.

1 Source: US Federal Reserve

2 Source: FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market
Neutral Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market
Neutral Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market
Neutral Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco All Cap Market
Neutral Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

5                          Invesco All Cap Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The Russell 3000® Growth Index is an unmanaged index considered representative of US growth stocks. The Russell 3000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco All Cap Market Neutral Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	1.10%
1 Year	-7.09

Class C Shares
Inception (12/17/13)	1.53%
1 Year	-3.22

Class R Shares
Inception (12/17/13)	2.03%
1 Year	-1.87

Class Y Shares
Inception (12/17/13)	2.54%
1 Year	-1.30

Class R5 Shares
Inception (12/17/13)	2.58%
1 Year	-1.29

Class R6 Shares
Inception (12/17/13)	2.56%
1 Year	-1.29

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.41%, 2.16%, 1.66%, 1.16%, 1.04% and 1.04%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.42%, 2.17%, 1.67%, 1.17%, 1.05% and 1.05%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	0.53%
1 Year	-7.40

Class C Shares
Inception (12/17/13)	0.94%
1 Year	-3.74

Class R Shares
Inception (12/17/13)	1.44%
1 Year	-2.38

Class Y Shares
Inception (12/17/13)	1.94%
1 Year	-1.90

Class R5 Shares
Inception (12/17/13)	2.01%
1 Year	-1.67

Class R6 Shares
Inception (12/17/13)	1.99%
1 Year	-1.67

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco All Cap Market Neutral Fund

Invesco All Cap Market Neutral Fund’s investment objective seeks to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific invest- ments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the

8	Invesco All Cap Market Neutral Fund	continued on page 6

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–93.36%
Advertising–1.05%
National CineMedia, Inc.	74,200	$664,090
TechTarget, Inc.(b)	17,750	360,680
		1,024,770

Aerospace & Defense–0.16%
Axon Enterprise, Inc.(b)	2,600	160,472

Alternative Carriers–1.24%
Intelsat S.A.(b)	37,850	986,371
Vonage Holdings Corp.(b)	16,900	224,094
		1,210,465

Apparel Retail–3.16%
Abercrombie & Fitch Co.–Class A	58,550	1,153,435
Cato Corp. (The)–Class A	4,550	87,724
Foot Locker, Inc.	24,950	1,176,143
Tilly’s Inc.–Class A	38,240	678,378
		3,095,680

Apparel, Accessories & Luxury Goods–1.30%
Fossil Group, Inc.(b)	55,450	1,203,819
Vera Bradley, Inc.(b)	5,500	72,545
		1,276,364

Application Software–0.11%
Datawatch Corp.(b)	11,600	108,228

Asset Management & Custody Banks–0.35%
Blucora, Inc.(b)	11,900	344,148

Auto Parts & Equipment–0.70%
Delphi Technologies PLC	3,000	64,320
Shiloh Industries, Inc.(b)	15,750	143,168
Stoneridge, Inc.(b)	15,550	395,125
Tower International Inc.	2,900	86,101
		688,714

Biotechnology–9.55%
AMAG Pharmaceuticals, Inc.(b)	11,400	245,100
ArQule Inc.(b)	126,700	490,329
BioSpecifics Technologies Corp.(b)	3,250	199,127
CareDx, Inc.(b)	42,850	1,118,813
ChemoCentryx, Inc.(b)	54,400	588,608
Concert Pharmaceuticals, Inc.(b)	9,350	139,502
CytomX Therapeutics, Inc.(b)	23,550	335,823
Eagle Pharmaceuticals, Inc.(b)	7,100	349,604
Emergent Biosolutions, Inc.(b)	450	27,536
Enanta Pharmaceuticals, Inc.(b)	14,300	1,103,388
Genomic Health, Inc.(b)	19,050	1,366,075
KalVista Pharmaceuticals, Inc.(b)	18,750	354,375
Mirati Therapeutics, Inc.(b)	3,300	123,321
Myriad Genetics, Inc.(b)	27,900	1,256,337

	Shares	Value
Biotechnology–(continued)
Pfenex Inc.(b)	37,750	$149,868
REGENXBIO Inc.(b)	17,900	1,193,393
Vericel Corp.(b)	12,400	138,260
Voyager Therapeutics, Inc.(b)	3,500	47,495
XOMA Corp.(b)	9,850	121,254
		9,348,208

Broadcasting–0.07%
Beasley Broadcast Group, Inc.–Class A	10,850	72,370

Cable & Satellite–0.11%
MSG Networks, Inc.–Class A(b)	4,100	104,755

Coal & Consumable Fuels–1.72%
Arch Coal, Inc.–Class A	3,900	374,010
Hallador Energy Co.	46,600	305,696
NACCO Industries, Inc.–Class A	8,450	291,863
Peabody Energy Corp.	20,150	714,317
		1,685,886

Commercial Printing–0.82%
Cimpress N.V. (Netherlands)(b)	3,700	462,463
Ennis, Inc.	9,300	180,048
Quad/Graphics, Inc.	10,500	162,015
		804,526

Commodity Chemicals–0.51%
Methanex Corp. (Canada)	7,650	495,185

Communications Equipment–1.01%
Comtech Telecommunications Corp.	30,000	837,600
NETGEAR, Inc.(b)	900	49,932
PC-Tel, Inc.(b)	23,950	105,859
		993,391

Construction Machinery & Heavy Trucks–0.46%
Commercial Vehicle Group, Inc.(b)	23,050	154,205
Manitex International Inc.(b)	3,800	32,452
Meritor, Inc.(b)	15,250	259,097
		445,754

Consumer Electronics–0.73%
Turtle Beach Corp.(b)	16,600	294,650
ZAGG, Inc.(b)	34,450	417,190
		711,840

Consumer Finance–0.26%
Navient Corp.	13,250	153,435
Nelnet, Inc.–Class A	1,800	101,322
		254,757

Copper–0.60%
Freeport-McMoRan Inc.	50,100	583,665

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

	Shares	Value
Data Processing & Outsourced Services–1.58%
Alliance Data Systems Corp.	450	$92,781
Cardtronics PLC–Class A(b)	48,900	1,328,124
Everi Holdings Inc.(b)	17,450	125,640
		1,546,545

Department Stores–1.75%
Kohl’s Corp.	4,300	325,639
Macy’s, Inc.	40,550	1,390,459
		1,716,098

Diversified Chemicals–0.43%
Huntsman Corp.	19,050	416,814

Diversified Metals & Mining–0.19%
Teck Resources Ltd.–Class B (Canada)	9,150	189,131

Education Services–0.63%
Cambium Learning Group Inc.(b)	42,952	617,650

Electrical Components & Equipment–0.58%
Atkore International Group, Inc.(b)	6,850	131,931
Enphase Energy Inc.(b)	95,150	431,981
		563,912

Electronic Components–0.12%
Bel Fuse, Inc.–Class B	5,450	119,900

Electronic Equipment & Instruments–2.65%
Control4 Corp.(b)	32,060	895,115
Electro Scientific Industries, Inc.(b)	38,600	1,119,400
Mesa Laboratories, Inc.	500	91,345
Napco Security Technologies, Inc.(b)	3,150	44,321
Zebra Technologies Corp.–Class A(b)	2,650	440,695
		2,590,876

Fertilizers & Agricultural Chemicals–0.96%
CF Industries Holdings, Inc.	19,600	941,388

Food Distributors–0.06%
Chefs Warehouse, Inc. (The)(b)	1,700	57,171

Food Retail–0.40%
Natural Grocers by Vitamin Cottage, Inc.(b)	21,800	395,016

Footwear–1.95%
Crocs, Inc.(b)	17,100	351,234
Deckers Outdoor Corp.(b)	10,550	1,341,643
Rocky Brands, Inc.	7,350	211,092
		1,903,969

Forest Products–0.18%
Norbord Inc. (Canada)	6,800	172,924

Gold–0.47%
Kirkland Lake Gold Ltd. (Canada)	23,350	456,726

Health Care Equipment–2.94%
Accuray Inc.(b)	42,800	192,172

	Shares	Value
Health Care Equipment–(continued)
FONAR Corp.(b)	6,924	$171,300
Glaukos Corp.(b)	4,650	269,421
IntriCon Corp.(b)	9,950	416,706
iRadimed Corp.(b)	12,300	307,008
Novocure Ltd.(b)	14,750	488,815
SurModics, Inc.(b)	4,900	310,807
Tandem Diabetes Care, Inc.(b)	19,200	722,112
		2,878,341

Health Care Facilities–1.22%
AAC Holdings, Inc.(b)	16,550	91,190
Quorum Health Corp.(b)	35,750	142,285
Tenet Healthcare Corp.(b)	37,200	957,156
		1,190,631

Health Care Services–1.25%
American Renal Associates Holdings, Inc.(b)	16,600	320,214
Psychemedics Corp.	8,700	152,250
RadNet, Inc.(b)	50,678	750,034
		1,222,498

Health Care Supplies–2.36%
BioLife Solutions, Inc.(b)	18,350	233,412
Haemonetics Corp.(b)	3,700	386,539
Lantheus Holdings, Inc.(b)	21,050	294,069
STAAR Surgical Co.(b)	34,850	1,397,833
		2,311,853

Health Care Technology–1.09%
Simulations Plus, Inc.	4,500	90,945
Tabula Rasa Healthcare, Inc.(b)	13,250	978,910
		1,069,855

Homebuilding–0.36%
KB Home	17,550	350,474

Homefurnishing Retail–0.92%
Aaron’s, Inc.	4,700	221,511
RH(b)	5,850	676,903
		898,414

Industrial Machinery–2.11%
DMC Global, Inc.	12,850	495,368
Harsco Corp.(b)	48,950	1,344,656
LB Foster Co.–Class A(b)	12,490	227,068
		2,067,092

Interactive Home Entertainment–0.40%
Glu Mobile Inc.(b)	55,850	393,743

Interactive Media & Services–2.57%
Care.com, Inc.(b)	30,700	540,320
Match Group, Inc.(b)	4,300	222,396
Meet Group, Inc. (The)(b)	76,250	336,262
QuinStreet, Inc.(b)	52,400	833,160
TripAdvisor, Inc.(b)	11,200	583,968
		2,516,106

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

	Shares	Value
Internet & Direct Marketing Retail–2.51%
Etsy, Inc.(b)	31,250	$1,328,750
GrubHub, Inc.(b)	400	37,096
Lands’ End, Inc.(b)	11,500	187,565
Leaf Group Ltd.(b)	4,800	42,000
Nutrisystem, Inc.	7,900	280,924
Qurate Retail, Inc.(b)	5,950	130,543
Stamps.com, Inc.(b)	2,200	444,774
		2,451,652

Internet Services & Infrastructure–0.72%
Akamai Technologies, Inc.(b)	3,000	216,750
Endurance International Group Holdings, Inc.(b)	49,850	492,020
		708,770

IT Consulting & Other Services–1.35%
Perspecta Inc.	6,700	164,083
Teradata Corp.(b)	3,650	132,860
Unisys Corp.(b)	55,650	1,024,516
		1,321,459

Leisure Facilities–0.51%
SeaWorld Entertainment, Inc.(b)	7,300	190,676
Town Sports International Holdings, Inc.(b)	39,800	305,664
		496,340

Leisure Products–0.23%
Johnson Outdoors Inc.–Class A	2,250	169,448
MCBC Holdings, Inc.(b)	1,850	54,908
		224,356

Life Sciences Tools & Services–1.60%
Champions Oncology, Inc.(b)	12,950	160,321
Codexis, Inc.(b)	26,800	417,276
Fluidigm Corp.(b)	47,300	340,560
Medpace Holdings, Inc.(b)	12,450	648,645
		1,566,802

Managed Health Care–0.09%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	5,000	85,800

Marine–0.08%
Genco Shipping & Trading Ltd.(b)	7,000	77,140

Metal & Glass Containers–0.08%
Myers Industries, Inc.	4,700	74,542

Motorcycle Manufacturers–0.39%
Harley-Davidson, Inc.	9,950	380,289

Oil & Gas Drilling–0.94%
Diamond Offshore Drilling, Inc.(b)	32,800	465,104
Noble Corp. PLC(b)	89,800	450,796
		915,900

	Shares	Value
Oil & Gas Equipment & Services–0.49%
Apergy Corp.(b)	3,600	$140,364
ION Geophysical Corp.(b)	16,100	190,141
KLX Energy Services Holdings, Inc.(b)	4,000	115,560
Mammoth Energy Services, Inc.	1,550	38,688
		484,753

Oil & Gas Exploration & Production–6.31%
Bonanza Creek Energy, Inc.(b)	5,800	149,350
California Resources Corp.(b)	31,700	993,478
Chesapeake Energy Corp.(b)	94,900	333,099
CNX Resources, Corp.(b)	41,850	654,953
Comstock Resources, Inc.(b)	19,100	138,475
Denbury Resources Inc.(b)	303,650	1,047,592
Evolution Petroleum Corp.	44,800	461,440
Panhandle Oil & Gas, Inc.–Class A	9,100	161,889
W&T Offshore, Inc.(b)	174,300	1,174,782
Whiting Petroleum Corp.(b)	28,300	1,055,590
		6,170,648

Oil & Gas Refining & Marketing–2.27%
Adams Resources & Energy, Inc.	3,600	145,980
HollyFrontier Corp.	10,450	704,748
Renewable Energy Group Inc.(b)	44,000	1,367,520
		2,218,248

Oil & Gas Storage & Transportation–0.15%
Overseas Shipholding Group, Inc.–Class A(b)	47,200	148,208

Packaged Foods & Meats–0.39%
Freshpet, Inc.(b)	10,000	381,000

Paper Products–0.32%
Resolute Forest Products Inc(b)	15,750	177,503
Verso Corp.–Class A(b)	5,000	140,550
		318,053

Personal Products–1.02%
Herbalife Nutrition Ltd.(b)	9,750	519,285
Medifast, Inc.	2,250	476,280
		995,565

Pharmaceuticals–6.24%
Assertio Therapeutics, Inc.(b)	34,700	168,469
Cerecor, Inc.(b)	31,800	130,380
Corcept Therapeutics Inc.(b)	32,150	377,763
Endo International PLC(b)	79,100	1,339,954
Horizon Pharma PLC(b)	21,550	392,425
Innoviva, Inc.(b)	83,650	1,167,754
Nektar Therapeutics(b)	16,050	620,814
Pacira Pharmaceuticals, Inc.(b)	21,750	1,063,357
Supernus Pharmaceuticals Inc.(b)	850	40,426
WaVe Life Sciences Ltd.(b)	17,250	805,402
		6,106,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

	Shares	Value
Property & Casualty Insurance–0.47%
Ambac Financial Group, Inc.(b)	22,400	$460,992

Real Estate Development–0.13%
Maui Land & Pineapple Co., Inc.(b)	11,600	130,732

Real Estate Services–0.29%
Altisource Portfolio Solutions S.A.(b)	11,350	286,361

Regional Banks–0.96%
First Financial Northwest, Inc.	6,700	101,237
OFG Bancorp (Puerto Rico)	49,300	842,537
		943,774

Residential REITs–0.21%
BRT Apartments Corp.	17,500	203,525

Restaurants–0.59%
Noodles & Co.(b)	61,250	577,588

Semiconductor Equipment–1.91%
Nanometrics Inc.(b)	26,800	859,208
SolarEdge Technologies, Inc.(b)	26,100	1,010,853
		1,870,061

Semiconductors–1.80%
Advanced Micro Devices, Inc.(b)	3,750	68,287
Lattice Semiconductor Corp.(b)	5,700	34,257
Micron Technology, Inc.(b)	35,850	1,352,262
Pixelworks, Inc.(b)	40,900	170,962
SMART Global Holdings, Inc.(b)	4,700	131,647
		1,757,415

Specialized Consumer Services–0.38%
Liberty Tax, Inc.	4,950	53,460
Weight Watchers International, Inc.(b)	4,800	317,280
		370,740

Specialized REITs–0.94%
CoreCivic, Inc.	32,800	736,688
SBA Communications Corp.(b)	1,150	186,495
		923,183

Specialty Stores–2.80%
Dick’s Sporting Goods, Inc.	32,650	1,154,830
Hibbett Sports, Inc.(b)	22,750	397,443
Signet Jewelers Ltd.	17,250	966,862
Vitamin Shoppe, Inc.(b)	28,100	218,337
		2,737,472

Steel–1.35%
Warrior Met Coal, Inc.	47,050	1,317,400

Systems Software–0.93%
Dell Technologies Inc.–Class V(b)	6,200	560,418
Fortinet, Inc.(b)	2,250	184,905
Varonis Systems, Inc.(b)	2,650	161,835
		907,158

	Shares	Value
Technology Hardware, Storage & Peripherals–0.32%
Avid Technology, Inc.(b)	25,150	$133,295
NetApp, Inc.	1,250	98,112
Western Digital Corp.	1,950	83,987
		315,394

Thrifts & Mortgage Finance–0.48%
Federal Agricultural Mortgage Corp.–Class C	4,400	307,296
FS Bancorp, Inc.	2,300	103,822
LendingTree, Inc.(b)	280	56,473
		467,591

Tobacco–0.33%
Turning Point Brands, Inc.	7,800	320,580

Trading Companies & Distributors–2.51%
General Finance Corp.(b)	23,000	299,000
H&E Equipment Services, Inc.	9,400	226,446
Systemax, Inc.	23,950	773,824
Titan Machinery, Inc.(b)	6,750	96,188
Transcat, Inc.(b)	4,600	95,266
Veritiv Corp.(b)	13,850	461,759
W.W. Grainger, Inc.	1,780	505,467
		2,457,950

Trucking–0.19%
USA Truck, Inc.(b)	9,400	184,898
Total Common Stocks & Other Equity Interests (Cost $84,810,359)		91,355,388

Money Market Funds–6.97%
Invesco Government & Agency Portfolio– Institutional Class, 2.08%(c)	2,387,246	2,387,246
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(c)	1,704,571	1,704,912
Invesco Treasury Portfolio–Institutional Class, 2.09%(c)	2,728,281	2,728,281
Total Money Market Funds (Cost $6,820,186)		6,820,439
TOTAL INVESTMENTS IN SECURITIES–100.33% (Cost $91,630,545)		98,175,827
OTHER ASSETS LESS LIABILITIES–(0.33)%		(324,373)
NET ASSETS–100.00%		$97,851,454

Investment Abbreviations:

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation		Net Value of Reference Entities
Equity Securities — Short	Morgan Stanley & Co. LLC	04/24/2019	Federal Funds floating rate	Monthly	$(91,357,856)	$—	$2,504,104	(2)(3)	$2,504,104	(2)(3)	$(88,845,611)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(8,141) of dividends payable and financing fees related to the reference entities.
(3)	Swaps are collateralized by $128,408 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC, as of October 31, 2018.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short
Advertising
Boston Omaha Corp.–Class A	(3,100)	$(85,808)	0.09

Aerospace & Defense
KeyW Holding Corp. (The)	(50,950)	(398,939)	0.47
Kratos Defense & Security Solutions, Inc.	(29,550)	(370,261)	0.43
		(769,200)

Air Freight & Logistics
Radiant Logistics, Inc.	(35,950)	(195,568)	0.21

Airlines
Allegiant Travel Co.	(1,800)	(205,452)	0.24

Alternative Carriers
Iridium Communications Inc.	(20,200)	(400,162)	0.44

Apparel Retail
L Brands, Inc.	(26,950)	(873,719)	0.88

Apparel, Accessories & Luxury Goods
Hanesbrands, Inc.	(4,550)	(78,078)	0.08
Under Armour, Inc.–Class C	(30,050)	(595,891)	0.56
		(673,969)

Application Software
Asure Software, Inc.	(16,000)	(178,240)	0.20
Benefitfocus, Inc.	(4,650)	(165,215)	0.17
Digimarc Corp.	(12,150)	(305,330)	0.35
Ellie Mae. Inc.	(3,000)	(198,840)	0.27
MINDBODY, Inc.–Class A	(28,750)	(915,400)	1.01
Nutanix, Inc.–Class A	(1,300)	(53,963)	0.05
Park City Group, Inc.	(10,250)	(88,457)	0.09
PROS Holdings, Inc.	(4,150)	(136,618)	0.14
SITO Mobile Ltd.	(23,950)	(32,332)	0.04
Veritone, Inc.	(18,750)	(129,375)	0.16
		(2,203,770)

	Shares	Value	Percentage of Reference Entities
Asset Management & Custody Banks
Safeguard Scientifics, Inc.	(6,900)	$(58,995)	0.07
WisdomTree Investments, Inc.	(14,950)	(116,161)	0.11
		(175,156)

Auto Parts & Equipment
Horizon Global Corp.	(25,250)	(141,652)	0.17
Kandi Technologies Group Inc. (China)	(58,150)	(279,702)	0.26
LCI Industries	(8,150)	(565,203)	0.66
		(986,557)

Automobile Manufacturers
Tesla, Inc.	(2,580)	(870,286)	0.74

Automotive Retail
Camping World Holdings, Inc.– Class A	(26,650)	(457,048)	0.62
CarMax, Inc.	(13,550)	(920,181)	1.01
Carvana Co	(6,550)	(253,812)	0.30
Lithia Motors, Inc.–Class A	(7,800)	(694,824)	0.64
Monro, Inc.	(5,850)	(435,240)	0.43
		(2,761,105)

Biotechnology
Abeona Therapeutics, Inc.	(43,650)	(375,390)	0.42
ACADIA Pharmaceuticals Inc.	(45,700)	(890,236)	1.09
ADMA Biologics, Inc.	(29,950)	(160,831)	0.18
Advaxis, Inc.	(48,550)	(27,237)	0.03
Alnylam Pharmaceuticals Inc.	(8,450)	(679,634)	0.71
Bluebird Bio, Inc.	(1,650)	(189,255)	0.21
Calithera Biosciences, Inc.	(18,250)	(86,140)	0.11
Clovis Oncology Inc.	(18,800)	(218,644)	0.43
Corbus Pharmaceuticals Holdings, Inc.	(52,700)	(350,982)	0.42
Dynavax Technologies Corp.	(23,400)	(231,426)	0.31
Exact Sciences Corp.	(17,500)	(1,243,375)	1.20
Flexion Therapeutics, Inc.	(20,850)	(282,309)	0.39
Immunomedics, Inc.	(19,850)	(447,221)	0.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Biotechnology–(continued)
Intrexon Corp.	(29,750)	$(343,910)	0.44
Invitae Corp.	(3,700)	(52,503)	0.05
La Jolla Pharmaceutical Co.	(29,800)	(485,740)	0.52
PolarityTE, Inc.	(22,700)	(345,948)	0.31
Portola Pharmaceuticals Inc	(22,250)	(438,103)	0.51
Proteostasis Therapeutics, Inc.	(35,350)	(219,523)	0.21
Radius Health, Inc.	(20,350)	(322,140)	0.41
TESARO, Inc.	(20,350)	(587,708)	0.81
Tyme Technologies, Inc.	(79,252)	(177,524)	0.20
Ultragenyx Pharmaceutical Inc.	(12,300)	(595,935)	0.83
		(8,751,714)

Building Products
Caesarstone Ltd.	(38,900)	(614,231)	0.71

Casinos & Gaming
Century Casinos, Inc.	(11,150)	(69,576)	0.08
Empire Resorts, Inc.	(6,550)	(42,051)	0.06
Scientific Games Corp.	(20,250)	(450,765)	0.48
Wynn Resorts Ltd.	(3,400)	(342,040)	0.38
		(904,432)

Commodity Chemicals
Core Molding Technologies, Inc.	(5,600)	(38,136)	0.04
Loop Industries, Inc. (Canada)	(16,200)	(148,878)	0.17
Trecora Resources	(13,677)	(147,712)	0.18
		(334,726)

Communications Equipment
Applied Optoelectronics, Inc.	(11,950)	(234,579)	0.29
EMCORE Corp.	(24,550)	(121,031)	0.13
ViaSat, Inc.	(10,050)	(640,788)	0.68
		(996,398)

Construction & Engineering
Argan, Inc.	(16,600)	(730,732)	0.78
Granite Construction, Inc.	(8,750)	(400,050)	0.39
		(1,130,782)

Construction Materials
Forterra, Inc.	(47,250)	(213,097)	0.25
Martin Marietta Materials, Inc.	(250)	(42,820)	0.04
Summit Materials, Inc.–Class A	(16,800)	(226,800)	0.24
U.S. Concrete, Inc.	(5,050)	(164,832)	0.17
Vulcan Materials Co.	(800)	(80,912)	0.08
		(728,461)

Consumer Electronics
Universal Electronics, Inc.	(15,150)	(473,740)	0.57
Vuzix Corp.	(30,350)	(184,528)	0.20
		(658,268)

	Shares	Value	Percentage of Reference Entities
Data Processing & Outsourced Services
Square, Inc.–Class A	(4,800)	$(352,560)	0.39

Distributors
Core-Mark Holding Co., Inc.	(20,900)	(802,769)	0.87
LKQ Corp.	(6,100)	(166,347)	0.18
Pool Corp.	(700)	(102,025)	0.11
		(1,071,141)

Diversified Chemicals
LSB Industries, Inc.	(31,850)	(242,060)	0.31

Diversified Metals & Mining
Compass Minerals International, Inc.	(10,300)	(499,653)	0.77

Diversified Support Services
Healthcare Services Group, Inc.	(4,100)	(166,419)	0.19
Ritchie Bros. Auctioneers Inc. (Canada)	(13,650)	(458,776)	0.49
		(625,195)

Electrical Components & Equipment
American Superconductor Corp.	(22,850)	(136,872)	0.16
Revolution Lighting Technologies, Inc.	(23,350)	(35,959)	0.04
Sunrun, Inc.	(92,750)	(1,137,115)	1.30
Vivint Solar, Inc.	(38,300)	(198,777)	0.21
		(1,508,723)

Electronic Components
Akoustis Technologies, Inc.	(23,300)	(94,831)	0.11
II-VI Inc.	(18,150)	(675,724)	0.76
		(770,555)

Electronic Equipment & Instruments
Coherent, Inc.	(8,000)	(985,120)	1.08
Iteris, Inc.	(35,664)	(154,068)	0.16
		(1,139,188)

Electronic Manufacturing Services
IPG Photonics Corp.	(2,550)	(340,552)	0.37
Maxwell Technologies, Inc.	(42,503)	(124,959)	0.15
		(465,511)

Environmental & Facilities Services
Team, Inc.	(26,750)	(532,325)	0.56

Fertilizers & Agricultural Chemicals
Scotts Miracle-Gro Co. (The)	(600)	(40,044)	0.05

Food Retail
Casey’s General Stores, Inc.	(750)	(94,582)	0.10

Footwear
Skechers U.S.A., Inc.–Class A	(6,050)	(172,848)	0.19

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
General Merchandise Stores
Big Lots, Inc.	(13,000)	$(539,760)	0.59
Dollar Tree, Inc.	(9,700)	(817,710)	0.89
		(1,357,470)

Gold
Tahoe Resources, Inc.	(50,000)	(118,500)	0.15

Health Care Equipment
Apollo Endosurgery, Inc.	(15,550)	(88,324)	0.10
Cantel Medical Corp.	(5,800)	(459,070)	0.51
Conformis, Inc.	(42,000)	(35,864)	0.04
CryoPort, Inc.	(31,400)	(348,540)	0.38
GenMark Diagnostics Inc.	(61,650)	(328,594)	0.40
Helius Medical Technologies, Inc.	(13,700)	(140,288)	0.15
Invacare Corp.	(33,908)	(438,091)	0.52
Nevro Corp.	(10,050)	(490,038)	0.54
NuVasive, Inc.	(14,850)	(834,125)	1.03
Oxford Immunotec Global PLC	(26,000)	(400,660)	0.46
Penumbra, Inc.	(4,300)	(584,800)	0.64
Pulse Biosciences, Inc.	(16,200)	(207,522)	0.16
SeaSpine Holdings Corp.	(4,750)	(81,557)	0.09
ViewRay, Inc.	(105,650)	(913,873)	0.99
Viveve Medical, Inc.	(26,000)	(78,780)	0.10
Wright Medical Group N.V.	(41,400)	(1,116,972)	1.25
		(6,547,098)

Health Care Supplies
DENTSPLY SIRONA Inc.	(13,300)	(460,579)	0.52
Quotient Ltd.	(50,700)	(324,987)	0.35
Senseonics Holdings, Inc.	(90,300)	(335,013)	0.34
Sientra, Inc.	(31,650)	(651,674)	0.77
		(1,772,253)

Health Care Technology
Medidata Solutions, Inc.	(5,500)	(386,650)	0.42

Home Furnishings
Mohawk Industries, Inc.	(1,050)	(130,966)	0.17
Tempur Sealy International, Inc.	(7,050)	(325,781)	0.37
		(456,747)

Home Improvement Retail
Floor & Decor Holdings, Inc.– Class A	(31,800)	(813,444)	0.91
Tile Shop Holdings, Inc. (The)	(56,750)	(368,875)	0.40
		(1,182,319)

Homebuilding
New Home Co. Inc. (The)	(15,050)	(107,306)	0.12

Homefurnishing Retail
Kirkland’s, Inc.	(15,100)	(152,661)	0.16

	Shares	Value	Percentage of Reference Entities
Household Appliances
Whirlpool Corp.	(1,100)	$(120,736)	0.13

Housewares & Specialties
Newell Brands, Inc.	(51,900)	(824,172)	0.93

Hypermarkets & Super Centers
PriceSmart Inc	(1,950)	(136,792)	0.17

Industrial Machinery
CIRCOR International, Inc.	(9,850)	(320,223)	0.38
Energy Recovery, Inc.	(8,500)	(63,750)	0.07
ExOne Co. (The)	(16,300)	(107,580)	0.15
		(491,553)

Interactive Media & Services
Facebook, Inc.–Class A	(3,000)	(455,370)	0.49
Snap Inc.–Class A	(198,200)	(1,310,102)	1.49
Zillow Group, Inc.–Class C	(20,200)	(813,252)	0.91
		(2,578,724)

Integrated Telecommunication Services
IDT Corp.–Class B	(23,950)	(168,608)	0.20

Internet & Direct Marketing Retail
Duluth Holdings, Inc.–Class B	(20,100)	(617,673)	0.66
Liquidity Services Inc.	(31,300)	(185,922)	0.19
MercadoLibre Inc. (Argentina)	(3,420)	(1,109,790)	1.17
Wayfair Inc.–Class A	(8,950)	(987,096)	1.22
		(2,900,481)

Internet Services & Infrastructure
Shopify, Inc.–Class A (Canada)	(6,000)	(828,900)	0.88

Investment Banking & Brokerage
Virtu Financial, Inc.–Class A	(37,650)	(893,058)	0.92

Leisure Products
Mattel, Inc.	(67,700)	(919,366)	1.04

Life & Health Insurance
Trupanion, Inc.	(6,200)	(156,612)	0.19

Life Sciences Tools & Services
Accelerate Diagnostics, Inc.	(43,550)	(650,637)	0.73
Enzo Biochem, Inc.	(42,100)	(139,772)	0.17
NanoString Technologies, Inc.	(15,450)	(238,084)	0.26
Pacific Biosciences of California Inc.	(87,150)	(387,818)	0.41
		(1,416,311)

Marine
Matson, Inc.	(9,200)	(322,736)	0.37

Movies & Entertainment
Live Nation Entertainment, Inc.	(7,750)	(405,325)	0.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Multi-Utilities
Algonquin Power & Utilities Corp. (Canada)	(5,200)	$(51,896)	0.06

Oil & Gas Equipment & Services
Bristow Group, Inc.	(33,700)	(371,037)	0.43
Forum Energy Technologies, Inc.	(29,000)	(259,840)	0.29
Franks International N.V.	(32,350)	(229,685)	0.27
Geospace Technologies Corp.	(13,650)	(173,765)	0.18
Gulf Island Fabrication, Inc.	(13,950)	(118,575)	0.13
Natural Gas Services Group, Inc.	(3,850)	(74,305)	0.08
Smart Sand, Inc.	(39,050)	(108,168)	0.13
		(1,335,375)

Oil & Gas Exploration & Production
Callon Petroleum Co.	(58,800)	(586,236)	0.74
Centennial Resource Development, Inc.–Class A	(23,700)	(454,092)	0.53
EQT Corp.	(15,300)	(519,741)	0.74
Extraction Oil & Gas, Inc.	(36,400)	(290,836)	0.34
Jagged Peak Energy, Inc.	(53,750)	(662,200)	0.79
Lilis Energy, Inc.	(64,000)	(172,800)	0.22
Matador Resources Co.	(10,200)	(294,168)	0.35
Parsley Energy, Inc.–Class A	(24,600)	(576,132)	0.75
PDC Energy, Inc.	(2,300)	(97,635)	0.11
Resolute Energy Corp.	(26,100)	(726,363)	0.82
Ring Energy Inc.	(64,350)	(458,816)	0.56
Tellurian, Inc.	(153,650)	(1,229,200)	1.50
		(6,068,219)

Oil & Gas Refining & Marketing
Green Plains Inc.	(41,050)	(699,492)	0.77
World Fuel Services Corp.	(21,400)	(684,800)	0.65
		(1,384,292)

Oil & Gas Storage & Transportation
Enbridge Inc. (Canada)	(32,450)	(1,009,519)	1.14
Frontline Ltd.. (Norway)	(100,578)	(719,133)	0.71
Targa Resources Corp.	(5,600)	(289,352)	0.34
TransCanada Corp. (Canada)	(3,750)	(141,450)	0.17
		(2,159,454)

Packaged Foods & Meats
Sanderson Farms, Inc.	(6,950)	(683,810)	0.75

Paper Products
P. H. Glatfelter Co.	(2,650)	(47,435)	0.05

Personal Products
Coty Inc.–Class A	(57,050)	(601,878)	0.66
Revlon, Inc.–Class A	(12,655)	(265,755)	0.34
		(867,633)

	Shares	Value	Percentage of Reference Entities
Pharmaceuticals
Aclaris Therapeutics, Inc.	(45,150)	$(536,834)	0.62
Aerie Pharmaceuticals, Inc.	(13,800)	(733,884)	0.88
Akorn, Inc.	(38,300)	(255,461)	0.28
Axsome Therapeutics, Inc.	(23,550)	(91,138)	0.10
Catalent, Inc.	(7,400)	(298,516)	0.33
Clearside Biomedical, Inc.	(34,650)	(187,803)	0.20
Collegium Pharmaceutical, Inc.	(5,950)	(95,497)	0.11
Medicines Co. (The)	(24,400)	(567,544)	0.71
Ocular Therapeutix, Inc.	(41,750)	(207,080)	0.27
Paratek Pharmaceuticals, Inc.	(35,800)	(266,710)	0.35
Prestige Brands Holdings, Inc.	(11,450)	(414,032)	0.47
Reata Pharmaceuticals, Inc.– Class A	(13,150)	(774,930)	0.85
TherapeuticsMD, Inc.	(98,100)	(479,709)	0.58
Theravance Biopharma, Inc.	(4,000)	(97,080)	0.12
Zogenix, Inc.	(2,300)	(96,048)	0.11
Zynerba Pharmaceuticals, Inc.	(17,850)	(93,891)	0.12
		(5,196,157)

Property & Casualty Insurance
MBIA Inc.	(14,950)	(148,005)	0.16

Publishing
New York Times Co. (The)–Class A	(9,300)	(245,520)	0.26

Real Estate Operating Companies
Transcontinental Realty Investors, Inc.	(1,300)	(44,317)	0.04
Trinity Place Holdings, Inc.	(5,500)	(29,370)	0.03
		(73,687)

Regional Banks
Banc of California, Inc.	(3,850)	(61,407)	0.07
Howard Bancorp, Inc.	(19,150)	(304,677)	0.31
Mid Penn Bancorp., Inc.	(1,750)	(46,830)	0.05
MidSouth Bancorp, Inc.	(16,718)	(222,015)	0.25
Republic First Bancorp., Inc.	(38,200)	(257,850)	0.28
		(892,779)

Reinsurance
Greenlight Capital Re Ltd.–Class A	(18,000)	(208,620)	0.22
Maiden Holdings Ltd.	(24,600)	(86,346)	0.09
		(294,966)

Research & Consulting Services
Willdan Group, Inc.	(9,257)	(279,561)	0.32

Restaurants
Del Friscos Restaurant Group, Inc.	(35,500)	(239,625)	0.27
Fiesta Restaurant Group, Inc.	(12,500)	(322,625)	0.39
Habit Restaurants, Inc. (The)– Class A	(28,300)	(359,410)	0.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco All Cap Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Restaurants–(continued)
Shake Shack Inc.–Class A	(1,350)	$(71,402)	0.08
		(993,062)

Retail REITs
CBL & Associates Properties, Inc.	(151,800)	(500,940)	0.56
Pennsylvania Real Estate Investment Trust	(60,550)	(541,923)	0.60
		(1,042,863)

Semiconductor Equipment
AXT, Inc.	(43,950)	(289,631)	0.31
PDF Solutions, Inc.	(34,273)	(274,184)	0.31
Ultra Clean Holdings, Inc.	(43,050)	(452,886)	0.48
		(1,016,701)

Semiconductors
Alpha & Omega Semiconductor Ltd.	(8,600)	(79,722)	0.09
Cree, Inc.	(1,600)	(62,112)	0.07
Everspin Technologies, Inc.	(13,950)	(98,068)	0.11
GSI Technology, Inc.	(8,850)	(52,303)	0.06
Impinj, Inc.	(30,150)	(590,940)	0.65
MACOM Technology Solutions Holdings, Inc.	(22,450)	(315,872)	0.36
NeoPhotonics Corp.	(48,200)	(385,600)	0.45
Universal Display Corp.	(13,050)	(1,605,281)	1.57
		(3,189,898)

Soft Drinks
Celsius Holdings, Inc.	(14,400)	(57,456)	0.06

Specialized Finance
On Deck Capital, Inc.	(6,400)	(44,160)	0.05

Specialty Chemicals
Advanced Emissions Solutions, Inc.	(21,215)	(210,029)	0.24
Albemarle Corp.	(3,600)	(357,192)	0.38
Flotek Industries, Inc.	(51,900)	(93,939)	0.11
Northern Technologies International Corp.	(1,900)	(61,465)	0.07
Sherwin-Williams Co. (The)	(400)	(157,388)	0.18
		(880,013)

Specialty Stores
Big 5 Sporting Goods Corp.	(22,250)	(78,098)	0.13
MarineMax, Inc.	(6,150)	(139,974)	0.14
Ulta Beauty, Inc.	(3,700)	(1,015,724)	1.11
		(1,233,796)

Steel
AK Steel Holding Corp.	(32,850)	(121,545)	0.16
Allegheny Technologies, Inc.	(3,100)	(80,259)	0.09
Ampco-Pittsburgh Corp.	(12,550)	(46,560)	0.06

	Shares	Value	Percentage of Reference Entities
Steel–(continued)
Haynes International, Inc.	(1,650)	$(47,784)	0.05
Ramaco Resources, Inc.	(45,500)	(338,975)	0.39
United States Steel Corp.	(10,150)	(269,280)	0.30
Worthington Industries, Inc.	(2,550)	(106,794)	0.12
		(1,011,197)

Systems Software
FireEye, Inc.	(15,000)	(277,350)	0.28
SecureWorks Corp.–Class A	(27,891)	(459,923)	0.47
		(737,273)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(18,450)	(222,876)	0.34
Diebold Nixdorf, Inc.	(18,800)	(73,320)	0.08
Intevac, Inc.	(22,300)	(107,040)	0.11
		(403,236)

Thrifts & Mortgage Finance
Impac Mortgage Holdings, Inc.	(10,750)	(55,792)	0.07
Meta Financial Group, Inc.	(29,019)	(732,440)	0.76
		(788,232)

Tobacco
Pyxus International, Inc.	(11,650)	(276,571)	0.35

Trading Companies & Distributors
EnviroStar, Inc.	(5,350)	(222,293)	0.24
Huttig Building Products, Inc.	(21,200)	(79,076)	0.08
NOW Inc.	(37,550)	(482,142)	0.62
		(783,511)

Wireless Telecommunication Services
NII Holdings, Inc.	(93,300)	(580,326)	0.60
Total Equity Securities — Short		$(88,845,611)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $84,810,359)	$91,355,388
Investments in affiliated money market funds, at value (Cost $6,820,186)	6,820,439
Other investments:
Unrealized appreciation on swap agreements — OTC	2,504,104
Foreign currencies, at value (Cost $378)	362
Deposits with brokers:
Cash collateral — OTC derivatives	128,408
Receivable for:
Investments sold	8,625
Fund shares sold	44,156
Dividends and interest	43,454
Investment for trustee deferred compensation and retirement plans	10,225
Other assets	59,482
Total assets	100,974,643

Liabilities:
Payable for:
Fund shares reacquired	16,029
Amount due custodian	3,000,610
Accrued fees to affiliates	21,325
Accrued trustees’ and officers’ fees and benefits	1,894
Accrued other operating expenses	73,106
Trustee deferred compensation and retirement plans	10,225
Total liabilities	3,123,189
Net assets applicable to shares outstanding	$97,851,454

Net assets consist of:
Shares of beneficial interest	$82,537,244
Distributable earnings	15,314,210
$97,851,454

Net Assets:
Class A	$9,363,732
Class C	$2,682,951
Class R	$86,657
Class Y	$24,669,231
Class R5	$8,988
Class R6	$61,039,895

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,075,817
Class C	320,610
Class R	10,091
Class Y	2,801,503
Class R5	1,018
Class R6	6,919,846
Class A:
Net asset value per share	$8.70
Maximum offering price per share
(Net asset value of $8.70 ÷ 94.50%)	$9.21
Class C:
Net asset value and offering price per share	$8.37
Class R:
Net asset value and offering price per share	$8.59
Class Y:
Net asset value and offering price per share	$8.81
Class R5:
Net asset value and offering price per share	$8.83
Class R6:
Net asset value and offering price per share	$8.82

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $4,793)	$742,191
Dividends from affiliated money market funds	165,555
Total investment income	907,746

Expenses:
Advisory fees	948,050
Administrative services fees	50,000
Custodian fees	11,644
Distribution fees:
Class A	26,274
Class C	32,761
Class R	499
Transfer agent fees — A, C, R and Y	57,993
Transfer agent fees — R6	299
Trustees’ and officers’ fees and benefits	22,113
Registration and filing fees	84,326
Reports to shareholders	26,400
Professional services fees	83,543
Other	27,396
Total expenses	1,371,298
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(13,093)
Net expenses	1,358,205
Net investment income (loss)	(450,459)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	18,371,237
Swap agreements	(16,431,189)
1,940,048
Change in net unrealized appreciation (depreciation) of:
Investment securities	(5,946,136)
Foreign currencies	(17)
Swap agreements	1,647,805
(4,298,348)
Net realized and unrealized gain (loss)	(2,358,300)
Net increase (decrease) in net assets resulting from operations	$(2,808,759)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(450,459)	$(460,525)
Net realized gain	1,940,048	8,680,730
Change in net unrealized appreciation (depreciation)	(4,298,348)	(3,456,205)
Net increase (decrease) in net assets resulting from operations	(2,808,759)	4,764,000

Distributions to shareholders from distributable earnings(1):
Class A	(1,336,998)	(23,299)
Class C	(538,114)	(5,884)
Class R	(12,967)	(63)
Class Y	(4,735,077)	(23,998)
Class R5	(1,189)	(290)
Class R6	(8,552,565)	(40,229)
Total distributions from distributable earnings	(15,176,910)	(93,763)

Share transactions–net:
Class A	(82,857)	(32,641,294)
Class C	(1,463,076)	(5,491,479)
Class R	(6,467)	3,532
Class Y	(10,331,816)	(1,328,111)
Class R5	—	(484,975)
Class R6	(988,459)	(4,100,374)
Net increase (decrease) in net assets resulting from share transactions	(12,872,675)	(44,042,701)
Net increase (decrease) in net assets	(30,858,344)	(39,372,464)

Net assets:
Beginning of year	128,709,798	168,082,262
End of year	$97,851,454	$128,709,798

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

20                         Invesco All Cap Market Neutral Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

21                         Invesco All Cap Market Neutral Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such

22                         Invesco All Cap Market Neutral Fund

transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.85%
Next $250 million	0.82%
Next $500 million	0.80%
Next $1.5 billion	0.77%
Next $2.5 billion	0.75%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Over $10 billion	0.67%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.85%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine

23                         Invesco All Cap Market Neutral Fund

items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $11,774 and reimbursed class level expenses of $211, $66, $2 and $616 of Class A, Class C, Class R and Class Y shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $1,829 in front-end sales commissions from the sale of Class A shares and $298 and $216 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$91,355,388	$—	$—	$91,355,388
Money Market Funds	6,820,439	—	—	6,820,439
Total Investments in Securities	98,175,827	—	—	98,175,827
Other Investments — Assets*
Swap Agreements	—	2,504,104	—	2,504,104
Total Investments	$98,175,827	$2,504,104	$—	$100,679,931

*	Unrealized appreciation.

24                         Invesco All Cap Market Neutral Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$2,504,104
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$2,504,104

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Collateral (Received)/Pledged		Net Amount
Counterparty	Swap Agreements	Non-Cash	Cash
Morgan Stanley & Co. LLC	$2,504,104	$—	$—	$2,504,104

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(16,431,189)
Change in Net Unrealized Appreciation:
Swap agreements	1,647,805
Total	$(14,783,384)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$100,558,690

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $424.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

25                         Invesco All Cap Market Neutral Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Long-term capital gain	$15,176,910	$93,763
Tax Components of Net Assets at Period-End:

2018
Undistributed long-term gain	$9,020,207
Net unrealized appreciation — investments	6,461,387
Net unrealized appreciation (depreciation) — foreign currencies	(15)
Temporary book/tax differences	(9,077)
Late-Year ordinary loss deferral	(158,292)
Shares of beneficial interest	82,537,244
Total net assets	$97,851,454

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $126,684,410 and $164,302,768, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,363,437
Aggregate unrealized (depreciation) of investments	(3,902,050)
Net unrealized appreciation of investments	$6,461,387

Cost of investments for tax purposes is $94,218,544.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and swap agreements income, on October 31, 2018, undistributed net investment income (loss) was decreased by $1,358,073, undistributed net realized gain was increased by $7,245,920 and shares of beneficial interest was decreased by $5,887,847. This reclassification had no effect on the net assets of the Fund.

26                         Invesco All Cap Market Neutral Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	524,639	$4,575,171	450,565	$4,530,754
Class C	21,237	175,852	58,328	578,322
Class R	2,743	22,967	3,876	38,742
Class Y	971,026	8,552,867	3,880,773	39,331,445
Class R6	1,177,387	10,296,649	941,211	9,425,954

Issued as reinvestment of dividends:
Class A	158,231	1,335,466	1,971	20,639
Class C	65,856	537,385	573	5,875
Class R	1,414	11,798	6	57
Class Y	555,587	4,733,602	2,159	22,736
Class R6	1,003,683	8,551,375	3,792	39,939

Reacquired:
Class A	(707,531)	(5,993,494)	(3,693,539)	(37,192,687)
Class C	(262,116)	(2,176,313)	(618,543)	(6,075,676)
Class R	(5,029)	(41,232)	(3,557)	(35,267)
Class Y	(2,750,700)	(23,618,285)	(4,055,298)	(40,682,292)
Class R5	—	—	(48,983)	(484,975)
Class R6	(2,326,599)	(19,836,483)	(1,336,039)	(13,566,267)
Net increase (decrease) in share activity	(1,570,172)	$(12,872,675)	(4,412,705)	$(44,042,701)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 17% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

In addition, 62% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

27                         Invesco All Cap Market Neutral Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss) (a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$10.07	$(0.06)	$(0.14)	$(0.20)	$—	$(1.17)	$(1.17)	$8.70	(1.65)%	$9,364	1.49	%(d)	1.50	%(d)	1.49	%(d)	1.50	%(d)	(0.68	)%(d)	125%
Year ended 10/31/17	9.80	(0.05)	0.33	0.28	—	(0.01)	(0.01)	10.07	2.81	11,085	1.43		1.48		1.43		1.48		(0.50)		162
Year ended 10/31/16	11.92	(0.03)	(0.76)	(0.79)	(1.33)	—	(1.33)	9.80	(7.42)	42,539	1.61		1.85		1.61		1.85		(0.26)		168
Year ended 10/31/15	10.70	(0.20)	1.42	1.22	—	—	—	11.92	11.40	12,812	3.69	(e)	4.62	(e)	1.60		2.53		(1.85)		175
Year ended 10/31/14(f)	10.00	(0.27)	0.97	0.70	—	—	—	10.70	7.00	9,742	4.53	(e)(g)	7.28	(e)(g)	1.60	(g)	4.35	(g)	(3.03	)(g)	105
Class C
Year ended 10/31/18	9.80	(0.12)	(0.14)	(0.26)	—	(1.17)	(1.17)	8.37	(2.37)	2,683	2.24	(d)	2.25	(d)	2.24	(d)	2.25	(d)	(1.43	)(d)	125
Year ended 10/31/17	9.60	(0.12)	0.33	0.21	—	(0.01)	(0.01)	9.80	2.14	4,856	2.18		2.23		2.18		2.23		(1.25)		162
Year ended 10/31/16	11.76	(0.10)	(0.76)	(0.86)	(1.30)	—	(1.30)	9.60	(8.19)	10,136	2.36		2.60		2.36		2.60		(1.01)		168
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	—	—	—	11.76	10.63	1,772	4.44	(e)	5.37	(e)	2.35		3.28		(2.60)		175
Year ended 10/31/14(f)	10.00	(0.34)	0.97	0.63	—	—	—	10.63	6.30	857	5.28	(e)(g)	8.03	(e)(g)	2.35	(g)	5.10	(g)	(3.78	)(g)	105
Class R
Year ended 10/31/18	9.98	(0.08)	(0.14)	(0.22)	—	(1.17)	(1.17)	8.59	(1.87)	87	1.74	(d)	1.75	(d)	1.74	(d)	1.75	(d)	(0.93	)(d)	125
Year ended 10/31/17	9.73	(0.07)	0.33	0.26	—	(0.01)	(0.01)	9.98	2.63	109	1.68		1.73		1.68		1.73		(0.75)		162
Year ended 10/31/16	11.86	(0.05)	(0.76)	(0.81)	(1.32)	—	(1.32)	9.73	(7.66)	104	1.86		2.10		1.86		2.10		(0.51)		168
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	—	—	—	11.86	11.05	23	3.94	(e)	4.87	(e)	1.85		2.78		(2.10)		175
Year ended 10/31/14(f)	10.00	(0.29)	0.97	0.68	—	—	—	10.68	6.80	40	4.78	(e)(g)	7.53	(e)(g)	1.85	(g)	4.60	(g)	(3.28	)(g)	105
Class Y
Year ended 10/31/18	10.15	(0.04)	(0.13)	(0.17)	—	(1.17)	(1.17)	8.81	(1.30)	24,669	1.24	(d)	1.25	(d)	1.24	(d)	1.25	(d)	(0.43	)(d)	125
Year ended 10/31/17	9.85	(0.03)	0.34	0.31	—	(0.01)	(0.01)	10.15	3.10	40,875	1.18		1.23		1.18		1.23		(0.25)		162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	41,369	1.36		1.60		1.36		1.60		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	16,907	3.44	(e)	4.37	(e)	1.35		2.28		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	14,651	4.28	(e)(g)	7.03	(e)(g)	1.35	(g)	4.10	(g)	(2.78	)(g)	105
Class R5
Year ended 10/31/18	10.18	(0.02)	(0.16)	(0.18)	—	(1.17)	(1.17)	8.83	(1.38)	9	1.11	(d)	1.12	(d)	1.11	(d)	1.12	(d)	(0.30	)(d)	125
Year ended 10/31/17	9.86	(0.02)	0.35	0.33	—	(0.01)	(0.01)	10.18	3.30	10	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)	(0.76)	(0.76)	(1.35)	—	(1.35)	9.86	(7.15)	493	1.36		1.45		1.36		1.45		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	599	3.44	(e)	4.28	(e)	1.35		2.19		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	648	4.28	(e)(g)	7.00	(e)(g)	1.35	(g)	4.07	(g)	(2.78	)(g)	105
Class R6
Year ended 10/31/18	10.16	(0.03)	(0.14)	(0.17)	—	(1.17)	(1.17)	8.82	(1.29)	61,040	1.11	(d)	1.12	(d)	1.11	(d)	1.12	(d)	(0.30	)(d)	125
Year ended 10/31/17	9.85	(0.02)	0.34	0.32	—	(0.01)	(0.01)	10.16	3.20	71,774	1.10		1.12		1.10		1.12		(0.17)		162
Year ended 10/31/16	11.97	(0.00)	(0.77)	(0.77)	(1.35)	—	(1.35)	9.85	(7.24)	73,442	1.36		1.44		1.36		1.44		(0.01)		168
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	—	—	11.97	11.66	745	3.44	(e)	4.28	(e)	1.35		2.19		(1.60)		175
Year ended 10/31/14(f)	10.00	(0.25)	0.97	0.72	—	—	—	10.72	7.20	584	4.28	(e)(g)	6.99	(e)(g)	1.35	(g)	4.06	(g)	(2.78	)(g)	105

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $10,509, $3,276, $100, $30,613, $9 and $67,028 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Ratio of interest expense and dividends on short sales to average net assets for the years ended October 31, 2015 and October 31, 2014 were 2.09% and 2.93%, respectively.
(f)	Commencement date of December 17, 2013.
(g)	Annualized.

28                         Invesco All Cap Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco All Cap Market Neutral Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco All Cap Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,043.20	$7.67	$1,017.69	$7.58	1.49%
C	1,000.00	1,039.80	11.52	1,013.91	11.37	2.24
R	1,000.00	1,042.50	8.96	1,016.43	8.84	1.74
Y	1,000.00	1,045.10	6.39	1,018.95	6.31	1.24
R5	1,000.00	1,045.00	5.88	1,019.46	5.80	1.14
R6	1,000.00	1,045.00	5.88	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

30                         Invesco All Cap Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco All Cap Market Neutral Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that the Fund only had four years of performance history and compared the Fund’s investment performance during the past one and three calendar years to the performance of funds in the Broadridge performance universe and against the Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Board noted that stock selection in certain sectors and capitalization sizes detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

31                         Invesco All Cap Market Neutral Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32                         Invesco All Cap Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$15,176,910
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33                         Invesco All Cap Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco All Cap Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco All Cap Market Neutral Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	ACMN-AR-1	12212018	1157

Annual Report to Shareholders	October 31, 2018

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ∎ C: ABRCX ∎ R: ABRRX ∎ Y: ABRYX ∎ R5: ABRIX ∎ R6: ALLFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Balanced-Risk Allocation Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Allocation Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Balanced-Risk Allocation Fund (the Fund), at net asset value (NAV), underperformed the Fund’s custom style-specific benchmark, the Custom Invesco Balanced-Risk Allocation Style Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.48%
Class C Shares	-4.23
Class R Shares	-3.82
Class Y Shares	-3.34
Class R5 Shares	-3.34
Class R6 Shares	-3.16
S&P 500 Index▼ (Broad Market Index)	7.35
Custom Invesco Balanced-Risk Allocation Style Index⬛ (Style-Specific Index)	0.03
Lipper Alternative Global Macro Funds Index[t] (Peer Group Index)	-2.34

Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.; [t]Lipper Inc.

Market conditions and your Fund

For the fiscal year, the Fund at NAV reported negative absolute performance as all three of the major asset classes in which the Fund invests (stocks, bonds and commodities) detracted from Fund performance. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio are then made on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic exposure to equities, obtained through the use of swaps and futures, detracted from results for the fiscal year with five of the six markets in which the Fund invests posting negative returns. US large cap equities were the sole contributor as they shrugged off concerns about the global trade conflicts as tax cuts and stronger US economic growth supported earnings. US small cap equities could not hold gains, despite benefiting from less direct export exposure, as global stock markets sold off late in the fiscal year. Asian and European equities were the largest detractors. The Hong Kong market languished as it tends to trade in sympathy with China, where markets fell in response to the ongoing trade conflict, as well as weakening economic data. Similarly, the Japanese market was also pressured by trade battles and fears of slowing global growth. Europe’s performance was affected by a sluggish economy, a stronger euro versus major trading partners’ currencies and the transition to a less accommodative monetary policy from the European Central Bank (ECB) due to cuts in bond purchases. The UK market was not immune to the volatility in global equities as it had to also deal with the ongoing challenge to leave the European Union (Brexit). Tactical positioning in equities, obtained through the use of swaps and futures, detracted from Fund results during the fiscal year as overweight exposures to all six markets did not prove timely, with the exception of US large caps.

    The Fund’s strategic exposure to global government bonds, obtained through the use of swaps and futures, also detracted from Fund results for the fiscal year as losses in US, UK and Canadian government bonds outweighed gains from Australian and German government bonds.

    German government bonds were the top contributor to Fund performance after having started the fiscal year off on weak footing as the ECB was signaling that it would begin to reduce asset purchases later in 2018. Prices then rose later in the fiscal year after Italy elected a new government – sparking fears of fracture across the European Union – and as the ECB reassured markets that policy would continue to be accommodative and data driven. Given Australia’s natural resource-based economy, Australian bond’s benefited from escalating trade war concerns, which drove investors to safe-have securities. Australian bonds also benefited from China’s slowing economic growth.

    Canadian and US bonds were the largest detractors from the Fund’s performance during the fiscal year as the US Federal Reserve continued to raise interest rates as economic growth accelerated. Canadian bonds declined as inflation data surprised to the upside. Meanwhile, UK bond prices fell as interest rates increased as guidance from the Bank of England suggested that future policy tightening is likely. Tactical positioning to government bonds detracted from the Fund’s results during the fiscal year as losses in Australia, Germany, the UK and Canada were not fully offset by gains in the US.

Target Risk Allocation and Notional Asset Weights as of 10/31/18
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**

Equities	49.90%	43.74%
Fixed Income	22.47	66.25
Commodities	27.63	29.09
Total	100.00	139.08

*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$3.9 billion

4	Invesco Balanced-Risk Allocation Fund

The Fund’s exposure to commodities, obtained through the use of swaps, futures and commodity-linked notes, also detracted from Fund performance for the fiscal year as gains in energy were outweighed by losses in agriculture, industrial metals and precious metals. Energy was the top contributor to the Fund’s results as supply fears lifted prices after the Trump administration re-imposed sanctions on Iran and Venezuelan output continued to decline as the country is engulfed in political turmoil.

Agriculture experienced the largest decline during the fiscal year due to the trade conflict and oversupplied markets. Within agriculture, soybeans and sugar were the top detractors from the the Fund’s performance. Sugar suffered as bumper crops in India and Thailand continued to add to the global supply glut. Additionally, depreciating currencies in emerging markets, against a stronger US dollar, caused emerging market producers to lower prices in response to consumer demand. Soybeans also declined as they were caught in the crosshairs of the trade battle with China while the US harvest produced high crop yields.

Industrial metals also detracted from the the Fund’s performance during the fiscal year due to the strengthening US dollar and a softening Chinese economy. Precious metals declined as higher interest rates in the US provided support for the US dollar and decreased demand for gold and silver. Silver declined more than gold as it traded in sympathy with its crossover use as an industrial metal. Tactical positioning in commodities contributed to the Fund’s performance during the fiscal year due to an overweight allocation to energy and underweight allocations to agriculture and precious metals.

Please note that our strategy is principally implemented with derivative instruments that include futures, commodity-linked notes and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Thank you for your continued investment in Invesco Balanced-Risk Allocation Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in
2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in
1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in
1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in 2000.
Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Allocation Fund. He joined Invesco in
1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Assisted by Invesco’s Global Asset Allocation Team

5                          Invesco Balanced-Risk Allocation Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/2/09

1 Source: FactSet Research Systems Inc.

2 Source(s): Invesco, FactSet Research Systems Inc., RIMES Technologies Corp.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges
Class A Shares
Inception (6/2/09)	5.75%
5 Years	1.47
1 Year	-8.82

Class C Shares
Inception (6/2/09)	5.58%
5 Years	1.87
1 Year	-5.12

Class R Shares
Inception (6/2/09)	6.10%
5 Years	2.37
1 Year	-3.82

Class Y Shares
Inception (6/2/09)	6.64%
5 Years	2.87
1 Year	-3.34

Class R5 Shares
Inception (6/2/09)	6.67%
5 Years	2.91
1 Year	-3.34

Class R6 Shares
Inception	6.63%
5 Years	3.01
1 Year	-3.16

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.29%
5 Years	2.70
1 Year	-2.43

Class C Shares
Inception (6/2/09)	6.12%
5 Years	3.08
1 Year	1.43

Class R Shares
Inception (6/2/09)	6.65%
5 Years	3.60
1 Year	2.91

Class Y Shares
Inception (6/2/09)	7.20%
5 Years	4.14
1 Year	3.39

Class R5 Shares
Inception (6/2/09)	7.21%
5 Years	4.16
1 Year	3.39

Class R6 Shares
Inception	7.18%
5 Years	4.25
1 Year	3.48

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.31%, 2.06%, 1.56%, 1.06%, 1.01% and 0.94%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Class R5 and Class R6 shares was 1.37%, 2.12%, 1.62%, 1.12%, 1.07% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Balanced-Risk Allocation Fund

Invesco Balanced-Risk Allocation Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or

8	Invesco Balanced-Risk Allocation Fund

borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative continued on page 10

9	Invesco Balanced-Risk Allocation Fund

continued from page 9

values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Custom Invesco Balanced-Risk Allocation Style Index is composed of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan Global (Traded) Index to the Bloomberg Barclays U.S. Aggregate Bond Index.
∎	The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.
∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market. The index return is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The JP Morgan Global (Traded) Index is considered representative of fixed-rate debt of developed government bond markets.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

October 31, 2018

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–38.41%
U.S. Treasury Bills–15.10%(a)
U.S. Treasury Bills	0.47%	12/13/2018	$260,000,000	$259,381,200
U.S. Treasury Bills	0.66%	12/27/2018	134,000,000	133,570,605
U.S. Treasury Bills	1.31%	01/24/2019	203,000,000	201,930,526
				594,882,331

U.S. Treasury Notes–23.31%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)(b)	2.31%	01/31/2020	334,000,000	334,068,514
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)(b)	2.35%	04/30/2020	346,240,000	346,381,401
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	2.36%	07/31/2020	237,520,000	237,612,452
				918,062,367
Total U.S. Treasury Securities (Cost $1,512,674,474)				1,512,944,698

		Expiration Date
Commodity-Linked Securities–3.85%
Canadian Imperial Bank of Commerce EMTN, U.S. Federal Funds Effective Rate minus 0.03% (linked to the Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index, multiplied by 2) (Canada)(c)(*)		08/23/2019	68,200,000	65,343,386
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 07 Excess Return Index)(c)(*)		08/30/2019	88,700,000	86,151,162
Total Commodity-Linked Securities (Cost $156,900,000)				151,494,548

			Shares
Money Market Funds–52.16%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(d)			717,570,356	717,570,356
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(d)			103,606,193	103,626,914
Invesco STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 2.26%(d)			67,723,716	67,723,716
Invesco Treasury Obligations Portfolio–Institutional Class, 2.04%(d)			1,000,000,000	1,000,000,000
Invesco Treasury Portfolio–Institutional Class, 2.09%(d)			165,707,836	165,707,836
Total Money Market Funds (Cost $2,054,616,315)				2,054,628,822
TOTAL INVESTMENTS IN SECURITIES–94.42% (Cost $3,724,190,789)				3,719,068,068
OTHER ASSETS LESS LIABILITIES–5.58%				219,929,352
NET ASSETS–100.00%				$3,938,997,420

Open Futures Contracts(e)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	1,020	March-2019	$76,551,000	$(2,135,532)	$(2,135,532)
Gasoline Reformulated Blendstock Oxygenate Blending	1,353	November-2018	99,525,057	(6,201,247)	(6,201,247)
Natural Gas	490	November-2018	15,978,900	480,538	480,538
New York Harbor Ultra-Low Sulfur Diesel	393	February-2019	36,877,705	(2,571,754)	(2,571,754)
Silver	653	December-2018	46,630,730	(1,930,559)	(1,930,559)
WTI Crude	788	March-2019	51,913,440	(6,249,528)	(6,249,528)
Subtotal — Commodity Risk				$(18,608,082)	$(18,608,082)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts(e)—(continued)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Index	3,030	December-2018	$229,052,850	$(31,491,914)	$(31,491,914)
E-Mini S&P 500 Index	1,840	December-2018	249,421,200	(17,183,468)	(17,183,468)
EURO STOXX 50 Index	6,800	December-2018	246,002,594	(10,620,475)	(10,620,475)
FTSE 100 Index	3,340	December-2018	303,582,029	(6,762,468)	(6,762,468)
Hang Seng Index	1,435	November-2018	227,923,444	1,269,726	1,269,726
Tokyo Stock Price Index	2,775	December-2018	403,578,234	(8,995,037)	(8,995,037)
Subtotal — Equity Risk				(73,783,636)	(73,783,636)
10 Year Mini Japanese Government Bonds	44	December-2018	58,738,157	189,344	189,344
Australia 10 Year Bonds	9,030	December-2018	827,541,728	(2,722,358)	(2,722,358)
Canada 10 Year Bonds	6,630	December-2018	665,543,317	(11,503,720)	(11,503,720)
Euro Bund	3,195	December-2018	579,951,749	581,812	581,812
Long Gilt	2,085	December-2018	326,228,478	441,047	441,047
U.S. Treasury Long Bonds	2,190	December-2018	302,493,750	(14,409,519)	(14,409,519)
Subtotal — Interest Rate Risk				(27,423,394)	(27,423,394)
Total Futures Contracts				$(119,815,112)	$(119,815,112)

Open Over-The-Counter Total Return Swap Agreements(f)(g)
Counterparty	Pay/ Receive	Reference Entity(*)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Cargill, Inc.	Receive	Monthly Rebalance Commodity Excess Return Index	0.47%	Monthly	139,500	July-2019	$103,178,901	$—	$0	$0
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	145,500	April-2019	44,157,359	—	0	0
Merrill Lynch International	Receive	Merrill Lynch Gold Excess Return Index	0.14	Monthly	132,000	June-2019	19,960,142	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	83,500	September-2019	47,696,536	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	1,360,000	November-2018	63,192,373	—	0	0
Subtotal — Commodity Risk								—	0	0
Goldman Sachs International	Receive	Hang Seng Index Futures	—	Monthly	195	November-2018	30,813,516	—	165,295	165,295
Subtotal — Equity Risk								—	165,295	165,295
Subtotal — Appreciation								—	165,295	165,295
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	99,000	October-2019	$49,241,283	—	(1,614,769)	(1,614,769)
Canadian Imperial Bank of Commerce	Receive	Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	827,000	April-2019	64,438,351	—	(2,511,020)	(2,511,020)
Goldman Sachs International	Receive	Goldman Sachs Commodity Strategy 1072	0.40	Monthly	283,000	July-2019	21,978,765	—	(297,197)	(297,197)
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Copper Excess Return Index	0.25	Monthly	70,500	June-2019	26,832,385	—	(1,064,952)	(1,064,952)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	628,000	October-2019	61,071,932	—	(478,787)	(478,787)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	350,000	December-2018	18,242,875	—	(380,415)	(380,415)
Morgan Stanley Capital Services LLC	Receive	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	571,000	October-2019	58,644,955	—	(2,187,598)	(2,187,598)
Subtotal — Commodity Risk								—	(8,534,738)	(8,534,738)
Subtotal — Depreciation								—	(8,534,738)	(8,534,738)
Total — Total Return Swap Agreements								$—	$(8,369,443)	$(8,369,443)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Allocation Fund

Investment Abbreviations:

EMTN	– European Medium Term Notes

Notes to Consolidated Schedule of Investments:

(a)	Securities traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2018.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $151,494,548, which represented 3.85% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.
(e)	Futures contracts collateralized by $186,220,000 cash held with Bank of America Merrill Lynch, the futures commission merchant.
(f)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(g)	Open Over-The-Counter total return swap agreements are collateralized by cash held with Counterparties in the amount of $37,245,501.
(*)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Canadian Imperial Bank of Commerce Custom 7 Agriculture Commodity Index

	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

RBC Enhanced Agricultural Basket 07 Excess Return Index

	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

Monthly Rebalance Commodity Excess Return Index

	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Allocation Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
J.P. Morgan Contag Beta Gas Oil Excess Return Index

	Long Futures Contracts
	Gas Oil	100.00%

Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%

MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%

MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%

Canadian Imperial Bank of Commerce Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100.00%

Goldman Sachs Commodity Strategy 1072
	Long Futures Contracts
	Coffee ‘C’	4.39%
	Corn	5.04
	Cotton No. 2	20.55
	Lean Hogs	0.51
	Live Cattle	1.75
	Soybean Meal	19.44
	Soybean Oil	4.39
	Soybeans	19.15
	Sugar No. 11	19.96
	Wheat	4.82
	Total	100.00%

J.P. Morgan Contag Beta Copper Excess Return Index
	Long Futures Contracts
	Copper	100.00%

S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%

Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100.00%

S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $1,669,574,474)	$1,664,439,246
Investments in affiliated money market funds, at value (Cost $2,054,616,315)	2,054,628,822
Other investments:
Variation margin receivable — futures contracts	6,267,890
Swaps receivable — OTC	7,430,874
Unrealized appreciation on swap agreements — OTC	165,295
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	186,220,000
Cash collateral — OTC derivatives	37,245,501
Receivable for:
Dividends and interest	4,305,921
Fund shares sold	2,703,325
Investment for trustee deferred compensation and retirement plans	588,996
Other assets	73,328
Total assets	3,964,069,198

Liabilities:
Other investments:
Unrealized depreciation on swap agreements — OTC	8,534,738
Swaps payable — OTC	5,768,928
Payable for:
Amount due to custodian	130,731
Fund shares reacquired	7,898,012
Accrued fees to affiliates	1,884,727
Accrued trustees’ and officers’ fees and benefits	6,534
Accrued other operating expenses	172,215
Trustee deferred compensation and retirement plans	675,893
Total liabilities	25,071,778
Net assets applicable to shares outstanding	$3,938,997,420

Net assets consist of:
Shares of beneficial interest	$3,997,518,613
Distributable earnings	(58,521,193)
$3,938,997,420

Net Assets:
Class A	$1,016,131,454
Class C	$735,307,985
Class R	$19,988,596
Class Y	$1,718,472,729
Class R5	$50,690,997
Class R6	$398,405,659

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	99,556,564
Class C	75,820,998
Class R	1,994,837
Class Y	165,649,764
Class R5	4,883,795
Class R6	38,313,709
Class A:
Net asset value per share	$10.21
Maximum offering price per share
(Net asset value of $10.21 ÷ 94.50%)	$10.80
Class C:
Net asset value and offering price per share	$9.70
Class R:
Net asset value and offering price per share	$10.02
Class Y:
Net asset value and offering price per share	$10.37
Class R5:
Net asset value and offering price per share	$10.38
Class R6:
Net asset value and offering price per share	$10.40

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the year ended October 31, 2018

Investment income:
Interest	$29,593,431
Dividends from affiliated money market funds	40,867,555
Total investment income	70,460,986

Expenses:
Advisory fees	40,453,781
Administrative services fees	615,220
Custodian fees	100,583
Distribution fees:
Class A	3,024,754
Class B	10,835
Class C	9,115,128
Class R	111,935
Transfer agent fees — A, B, C, R and Y	4,839,417
Transfer agent fees — R5	79,884
Transfer agent fees — R6	45,242
Trustees’ and officers’ fees and benefits	83,948
Registration and filing fees	202,364
Reports to shareholders	297,246
Professional services fees	166,574
Other	92,619
Total expenses	59,239,530
Less: Fees waived and expense offset arrangement(s)	(2,830,040)
Net expenses	56,409,490
Net investment income	14,051,496

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(19,678,825)
Foreign currencies	(588,795)
Futures contracts	142,277,034
Swap agreements	(48,079,890)
73,929,524
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,564,941)
Foreign currencies	(762,166)
Futures contracts	(217,200,507)
Swap agreements	(8,641,754)
(231,169,368)
Net realized and unrealized gain (loss)	(157,239,844)
Net increase (decrease) in net assets resulting from operations	$(143,188,348)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$14,051,496	$(27,225,221)
Net realized gain	73,929,524	214,440,934
Change in net unrealized appreciation (depreciation)	(231,169,368)	194,728,338
Net increase (decrease) in net assets resulting from operations	(143,188,348)	381,944,051

Distributions to shareholders from distributable earnings(1):
Class A	(80,624,333)	(140,880,172)
Class B	(290,393)	(580,186)
Class C	(65,247,506)	(89,846,617)
Class R	(1,429,504)	(2,041,777)
Class Y	(128,170,205)	(137,254,087)
Class R5	(7,249,597)	(11,449,339)
Class R6	(19,300,763)	(22,976,759)
Total distributions from distributable earnings	(302,312,301)	(405,028,937)

Share transactions–net:
Class A	(205,218,146)	(502,289,546)
Class B	(4,780,164)	(3,444,466)
Class C	(218,982,102)	(214,072,180)
Class R	(1,326,655)	(3,615,578)
Class Y	(241,935,544)	376,209,099
Class R5	(60,343,625)	(24,107,384)
Class R6	113,427,949	32,561,955
Net increase (decrease) in net assets resulting from share transactions	(619,158,287)	(338,758,100)
Net increase (decrease) in net assets	(1,064,658,936)	(361,842,986)

Net assets:
Beginning of year	5,003,656,356	5,365,499,342
End of year	$3,938,997,420	$5,003,656,356

(1)

For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended October 30, 2017, distributions from net investment income were $66,255,742, $237,993, $36,855,169, $922,264, $66,982,783, $5,634,379 and $11,414,824 and distributions from net realized gains were $74,624,430, $342,193, $52,991,448, $1,119,513, $70,271,304, $5,814,960, $11,561,935 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Consolidated Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their

17                         Invesco Balanced-Risk Allocation Fund

conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective

18                         Invesco Balanced-Risk Allocation Fund

securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in

19                         Invesco Balanced-Risk Allocation Fund

interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would

20                         Invesco Balanced-Risk Allocation Fund

owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

O.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.87%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

21                         Invesco Balanced-Risk Allocation Fund

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $2,807,668.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $165,811 in front-end sales commissions from the sale of Class A shares and $4,193 and $54,184 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

22                         Invesco Balanced-Risk Allocation Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$1,512,944,698	$—	$1,512,944,698
Commodity-Linked Securities	—	151,494,548	—	151,494,548
Money Market Funds	2,054,628,822	—	—	2,054,628,822
Total Investments in Securities	2,054,628,822	1,664,439,246	—	3,719,068,068
Other Investments — Assets*
Futures Contracts	2,962,467	—	—	2,962,467
Swap Agreements	—	165,295	—	165,295
	2,962,467	165,295	—	3,127,762
Other Investments — Liabilities*
Futures Contracts	(122,777,579)	—	—	(122,777,579)
Swap Agreements	—	(8,534,738)	—	(8,534,738)
	(122,777,579)	(8,534,738)	—	(131,312,317)
Total Other Investments	(119,815,112)	(8,369,443)	—	(128,184,555)
Total Investments	$1,934,813,710	$1,656,069,803	$—	$3,590,883,513

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

	Value
Derivative Assets	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$480,538	$1,269,726	$1,212,203	$2,962,467
Unrealized appreciation on swap agreements — OTC	—	165,295	—	165,295
Total Derivative Assets	480,538	1,435,021	1,212,203	3,127,762
Derivatives not subject to master netting agreements	(480,538)	(1,269,726)	(1,212,203)	(2,962,467)
Total Derivative Assets subject to master netting agreements	$—	$165,295	$—	$165,295

	Value
Derivative Liabilities	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(19,088,620)	$(75,053,362)	$(28,635,597)	$(122,777,579)
Unrealized depreciation on swap agreements — OTC	(8,534,738)	—	—	(8,534,738)
Total Derivative Liabilities	(27,623,358)	(75,053,362)	(28,635,597)	(131,312,317)
Derivatives not subject to master netting agreements	19,088,620	75,053,362	28,635,597	122,777,579
Total Derivative Liabilities subject to master netting agreements	$(8,534,738)	$—	$—	$(8,534,738)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

23                         Invesco Balanced-Risk Allocation Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Parent
Goldman Sachs International	$165,295	$(3,546,879)	$(3,381,584)	$—	$2,830,000	$(551,584)

Subsidiary
Barclays Bank PLC	3,619	(1,618,700)	(1,615,081)	—	1,615,081	—
Canadian Imperial Bank of Commerce	—	(2,521,933)	(2,521,933)	—	2,521,933	—
Cargill, Inc.	3,601,318	(43,614)	3,557,704	—	(3,557,704)	—
Goldman Sachs International	—	(303,302)	(303,302)	—	303,302	—
JPMorgan Chase Bank, N.A.	—	(1,549,992)	(1,549,992)	—	1,549,992	—
Macquarie Bank Ltd.	—	(381,445)	(381,445)	—	381,445	—
Merrill Lynch International	3,825,937	(2,122,907)	1,703,030	—	—	1,703,030
Morgan Stanley Capital Services LLC	—	(2,214,894)	(2,214,894)	—	1,820,000	(394,894)
Subtotal — Subsidiary	7,430,874	(10,756,787)	(3,325,913)	—	4,634,049	1,308,136
Total	$7,596,169	$(14,303,666)	$(6,707,497)	$—	$7,464,049	$756,552

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$78,708,968	$101,129,395	$(37,561,329)	$142,277,034
Swap agreements	(45,260,085)	(1,692,318)	(1,127,487)	(48,079,890)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(42,460,788)	(168,283,685)	(6,456,034)	(217,200,507)
Swap agreements	(8,909,008)	267,254	—	(8,641,754)
Total	$(17,920,913)	$(68,579,354)	$(45,144,850)	$(131,645,117)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$5,519,189,210	$876,078,685

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $22,372.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

24                         Invesco Balanced-Risk Allocation Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$150,506,185	$276,778,756
Long-term capital gain	151,806,116	128,250,181
Total distributions	$302,312,301	$405,028,937

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation (depreciation) — investments	$(26,890,204)
Net unrealized appreciation (depreciation) — foreign currencies	(762,167)
Temporary book/tax differences	(646,206)
Capital loss carryforward	(30,222,616)
Shares of beneficial interest	3,997,518,613
Total net assets	$3,938,997,420

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$8,439,747	$21,782,869	$30,222,616

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $331,100,000 and $322,216,289, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $973,760,000 and $1,053,106,542, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$3,443,649
Aggregate unrealized (depreciation) of investments	(30,333,853)
Net unrealized appreciation (depreciation) of investments	$(26,890,204)

Cost of investments for tax purposes is $3,617,773,717.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of income and distributions from the subsidiary, foreign currency transactions, net operating losses, futures contracts and swap agreements income, on October 31, 2018, undistributed net investment income was decreased by $5,277,367, undistributed net realized gain was increased by $53,830,405 and shares of beneficial interest was decreased by $48,553,038. This reclassification had no effect on the net assets of the Fund.

25                         Invesco Balanced-Risk Allocation Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	9,872,233	$106,846,923	18,344,979	$199,052,527
Class B(b)	1,847	19,646	17,226	180,479
Class C	3,832,309	39,477,858	7,991,905	83,300,692
Class R	562,025	5,940,987	613,374	6,597,183
Class Y	43,842,985	480,152,084	91,480,150	1,002,638,508
Class R5	1,599,242	17,705,659	367,417	4,048,073
Class R6	16,621,185	182,521,790	5,656,103	62,767,897

Issued as reinvestment of dividends:
Class A	7,313,079	77,957,396	12,977,593	136,394,509
Class B(b)	28,468	290,375	57,085	579,412
Class C	5,839,115	59,558,974	7,791,943	79,088,220
Class R	118,620	1,244,328	164,218	1,702,944
Class Y	9,951,049	107,570,841	10,355,586	109,976,321
Class R5	667,562	7,223,017	1,071,434	11,378,630
Class R6	1,782,157	19,300,763	2,159,386	22,932,683

Conversion of Class B shares to Class A shares:(c)
Class A	393,583	4,329,415	254,966	2,780,044
Class B	(411,272)	(4,329,415)	(264,857)	(2,780,044)

Reacquired:
Class A	(36,587,811)	(394,351,880)	(77,488,915)	(840,516,626)
Class B(b)	(71,742)	(760,770)	(135,528)	(1,424,313)
Class C	(30,903,065)	(318,018,934)	(35,969,659)	(376,461,092)
Class R	(801,950)	(8,511,970)	(1,109,646)	(11,915,705)
Class Y	(76,062,071)	(829,658,469)	(66,911,066)	(736,405,730)
Class R5	(7,801,543)	(85,272,301)	(3,647,987)	(39,534,087)
Class R6	(8,064,923)	(88,394,604)	(4,816,169)	(53,138,625)
Net increase (decrease) in share activity	(58,278,918)	$(619,158,287)	(31,040,462)	$(338,758,100)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 41% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

26                         Invesco Balanced-Risk Allocation Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$11.28	$0.03	$(0.40)	$(0.37)	$—	$(0.70)	$(0.70)	$10.21	(3.57)%	$1,016,131	1.21	%(d)	1.27	%(d)	0.32	%(d)	116%
Year ended 10/31/17	11.34	(0.05)	0.87	0.82	(0.41)	(0.47)	(0.88)	11.28	7.76	1,337,537	1.22		1.28		(0.49)		12
Year ended 10/31/16	11.27	(0.10)	0.88	0.78	(0.29)	(0.42)	(0.71)	11.34	7.59	1,864,271	1.20		1.27		(0.89)		96
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20		1.24		(1.16)		72
Class B
Year ended 10/31/18(e)	10.83	(0.01)	0.40	0.39	—	(0.70)	(0.70)	10.52	3.78	—	1.96	(d)(f)	2.02	(d)(f)	(0.43	)(d)(f)	116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	4,903	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	8,491	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.92	(0.22)	(0.05)	(0.27)	(0.14)	(0.66)	(0.80)	10.85	(2.40)	13,242	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95		1.99		(1.91)		72
Class C
Year ended 10/31/18	10.83	(0.04)	(0.39)	(0.43)	—	(0.70)	(0.70)	9.70	(4.31)	735,308	1.96	(d)	2.02	(d)	(0.43	)(d)	116
Year ended 10/31/17	10.90	(0.12)	0.84	0.72	(0.32)	(0.47)	(0.79)	10.83	7.05	1,051,038	1.97		2.03		(1.24)		12
Year ended 10/31/16	10.85	(0.17)	0.83	0.66	(0.19)	(0.42)	(0.61)	10.90	6.67	1,278,218	1.95		2.02		(1.64)		96
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95		1.99		(1.91)		72
Class R
Year ended 10/31/18	11.11	0.01	(0.40)	(0.39)	—	(0.70)	(0.70)	10.02	(3.82)	19,989	1.46	(d)	1.52	(d)	0.07	(d)	116
Year ended 10/31/17	11.18	(0.07)	0.85	0.78	(0.38)	(0.47)	(0.85)	11.11	7.48	23,518	1.47		1.53		(0.74)		12
Year ended 10/31/16	11.12	(0.12)	0.86	0.74	(0.26)	(0.42)	(0.68)	11.18	7.26	27,359	1.45		1.52		(1.14)		96
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45		1.49		(1.41)		72
Class Y
Year ended 10/31/18	11.43	0.06	(0.42)	(0.36)	—	(0.70)	(0.70)	10.37	(3.42)	1,718,473	0.96	(d)	1.02	(d)	0.57	(d)	116
Year ended 10/31/17	11.47	(0.02)	0.88	0.86	(0.43)	(0.47)	(0.90)	11.43	8.15	2,147,497	0.97		1.03		(0.24)		12
Year ended 10/31/16	11.41	(0.07)	0.87	0.80	(0.32)	(0.42)	(0.74)	11.47	7.75	1,755,257	0.95		1.02		(0.64)		96
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95		0.99		(0.91)		72
Class R5
Year ended 10/31/18	11.43	0.07	(0.42)	(0.35)	—	(0.70)	(0.70)	10.38	(3.34)	50,691	0.92	(d)	0.98	(d)	0.61	(d)	116
Year ended 10/31/17	11.48	(0.01)	0.87	0.86	(0.44)	(0.47)	(0.91)	11.43	8.12	119,103	0.92		0.98		(0.19)		12
Year ended 10/31/16	11.41	(0.06)	0.88	0.82	(0.33)	(0.42)	(0.75)	11.48	7.88	144,960	0.89		0.96		(0.58)		96
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93		0.97		(0.89)		72
Class R6
Year ended 10/31/18	11.44	0.07	(0.41)	(0.34)	—	(0.70)	(0.70)	10.40	(3.24)	398,406	0.86	(d)	0.92	(d)	0.67	(d)	116
Year ended 10/31/17	11.49	(0.00)	0.87	0.87	(0.45)	(0.47)	(0.92)	11.44	8.20	320,060	0.85		0.91		(0.12)		12
Year ended 10/31/16	11.43	(0.06)	0.88	0.82	(0.34)	(0.42)	(0.76)	11.49	7.93	286,944	0.82		0.89		(0.51)		96
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83		0.87		(0.79)		72

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $1,209,897, $4,550, $911,513, $22,387, $1,988,581, $102,443 and $398,362 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

27                         Invesco Balanced-Risk Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Allocation Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

28                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018, through October 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
Class	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$944.50	$5.93	$1,019.11	$6.16	1.21%
C	1,000.00	940.80	9.59	1,015.32	9.96	1.96
R	1,000.00	943.50	7.15	1,017.85	7.43	1.46
Y	1,000.00	945.30	4.71	1,020.37	4.89	0.96
R5	1,000.00	945.40	4.46	1,020.62	4.63	0.91
R6	1,000.00	946.30	4.22	1,020.87	4.38	0.86

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

29                         Invesco Balanced-Risk Allocation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) Series as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Allocation Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Global Macro Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted

30                         Invesco Balanced-Risk Allocation Fund

that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

31                         Invesco Balanced-Risk Allocation Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$151,806,116
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	38.28%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$150,506,186

32                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Balanced-Risk Allocation Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Allocation Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	IBRA-AR-1	12272018	1033

Annual Report to Shareholders	October 31, 2018

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ∎ C: BRCCX ∎ R: BRCRX ∎ Y: BRCYX ∎ R5: BRCNX ∎ R6: IBRFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in

February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Balanced-Risk Commodity Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Balanced-Risk Commodity Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Balanced-Risk Commodity Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Commodity Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.98%
Class C Shares	-3.75
Class R Shares	-3.32
Class Y Shares	-2.77
Class R5 Shares	-2.74
Class R6 Shares	-2.72
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-1.73
Source(s): ▼Bloomberg L.P.

Market conditions and your Fund

The fiscal year ended October 31, 2018, was a challenging environment for commodities as the impact of US trade and monetary policy weighed on the asset class. Agriculture experienced the largest losses followed by industrial metals and precious metals. Energy commodities were able to counter the downtrend with gains. The Fund’s ability to tactically adjust its exposure to assets had a positive impact on the Fund’s performance, due to gains from overweighting positions in energy and select underweight positions in industrial metals, precious metals and agriculture. The Fund invests with a long bias in four commodity complexes – agriculture, energy, industrial metals and precious metals – and makes tactical adjustments on a monthly basis to try and take advantage of short-term market dynamics.

    The Fund’s strategic positioning within agriculture was the main detractor from the Fund’s performance during the fiscal year as losses were experienced across grains, soft commodities and livestock. Sugar was the largest detractor in agriculture and amongst the largest in the broader strategy. Global sugar supplies reached excess levels as a bumper crop in India set the stage for India to become the world’s largest producer, surpassing Brazil. Moreover, a weaker Brazilian economy and currency caused exporters to reduce prices of both sugar and coffee. Grain prices also declined due to robust global production and a stronger US dollar. Soybeans and soymeal were two other major detractors in agriculture as the US enacted tariffs on Chinese goods and the Chinese retaliated by placing tariffs on US-grown soybeans. Prices of livestock, including live cattle and lean hogs, also declined as markets remained well supplied and feed costs were favorable due to falling grain prices. However, the Fund’s tactical exposure to agriculture, obtained through the use of swaps, futures and commodity-linked notes, contributed to the Fund’s performance due to underweight positions in sugar, soybeans, soybean oil, coffee and corn.

    Strategic positioning in industrial metals was another detractor from the Fund’s performance during the fiscal year as prices of copper and aluminum declined as a result of US trade policy and signs of slowing Chinese economic growth. Declines in aluminum and copper were triggered by President Trump’s follow-through on a campaign promise to aggressively renegotiate trade deals. One of the president’s first actions was to impose tariffs on Chinese steel and aluminum, which stoked fears of a trade war and a global economic slowdown. As the fiscal year progressed, Chinese manufacturing data continued to show signs of decline and raised concerns about future demand. Copper was the largest single detractor in industrial metals and across the broader strategy. The Fund’s tactical exposure to industrial metals, obtained through the use of swaps, futures and commodity-linked notes, contributed to the Fund’s performance during the fiscal year as an underweight allocation to copper and a tactical short position in nickel were favorable.

    During the fiscal year, the Fund’s strategic positioning in precious metals detracted from the Fund’s performance as both gold and silver declined in price, with silver being the larger net detractor since it traded in sympathy with its crossover use as an industrial metal. Despite many geopolitical concerns including tensions with North Korea, Iran and China, gold failed to gain its traditional bid as a safe-haven asset. The primary reason this did not occur can be attributed to the US Federal Reserve continuing to increase interest rates during the fiscal year, which helped the dollar to rise and push down the price of gold. The rising dollar not only makes gold less attractive, but it also negatively impacts prices of broader commodities because the dollar is the base currency that most raw materials use to establish their global price level. The Fund’s tactical positioning within precious metals, obtained through the use of swaps, futures and commodity-linked notes, was favorable to the Fund’s performance during the fiscal year due to an underweight position in both gold and silver.

    Strategic positioning in energy contributed to the Fund’s performance due to gains in oil and distillates during the fiscal year. Oil was the largest contributor to

Target Risk Allocation and Notional Asset Weights as of 10/31/18
By asset class
Asset Class	Target Risk Allocation*	Notional Asset Weights**
Agriculture	30.20%	28.24%
Energy	44.60	29.97
Industrial Metals	20.45	19.39
Precious Metals	4.75	6.60
Total	100.00	84.20
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$1.6 billion

4	Invesco Balanced-Risk Commodity Strategy Fund

Fund performance due to gains in Brent crude oil and West Texas Intermediate (WTI) crude oil. Supply fears propelled prices higher as President Trump reimposed sanctions on Iran making it more difficult for the country to sell its oil production on world markets. Additionally, the ongoing demise of the Venezuelan economy has led to a drastic cut in oil production, which also drove oil prices higher. Distillate prices responded in kind with gasoil and heating being the primary beneficiaries. Contributions from unleaded gasoline were capped by rising oil production in the US along with higher gasoline inventories. Natural gas also provided modest contributions as production remains high despite tighter inventories. The Fund’s tactical exposure to energy, obtained through the use of swaps, futures and commodity-linked notes, contributed to performance due to an overweight position in Brent crude oil, heating oil, WTI crude oil, gasoil, natural gas and unleaded gasoline.

    Please note that our strategy is principally implemented with derivative instruments that include futures, total return swaps and commodity-linked notes. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Balanced-Risk Commodity Strategy Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy
Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy
Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Balanced-Risk Commodity Strategy
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business

Assisted by Invesco’s Global Asset Allocation Team

5                          Invesco Balanced-Risk Commodity Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 11/30/10

1   Source: Bloomberg L.P.

Past performance cannot guarantee comparable future results.

The data shown in the chart

include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

tered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/ or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎	The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6	Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.51%
5 Years	-6.99
1 Year	-8.32

Class C Shares
Inception (11/30/10)	-5.55%
5 Years	-6.65
1 Year	-4.71

Class R Shares
Inception (11/30/10)	-5.04%
5 Years	-6.18
1 Year	-3.32

Class Y Shares
Inception (11/30/10)	-4.56%
5 Years	-5.69
1 Year	-2.77

Class R5 Shares
Inception (11/30/10)	-4.52%
5 Years	-5.63
1 Year	-2.74

Class R6 Shares
Inception	-4.56%
5 Years	-5.55
1 Year	-2.72

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-5.35%
5 Years	-6.75
1 Year	-3.92

Class C Shares
Inception (11/30/10)	-5.35%
5 Years	-6.39
1 Year	-0.04

Class R Shares
Inception (11/30/10)	-4.85%
5 Years	-5.92
1 Year	1.40

Class Y Shares
Inception (11/30/10)	-4.39%
5 Years	-5.45
1 Year	1.83

Class R5 Shares
Inception (11/30/10)	-4.33%
5 Years	-5.36
1 Year	1.99

Class R6 Shares
Inception	-4.37%
5 Years	-5.29
1 Year	2.15

Class R5 and Class R6 shares was 1.65%, 2.40%, 1.90%, 1.40%, 1.32% and 1.24%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Balanced-Risk Commodity Strategy Fund

Invesco Balanced-Risk Commodity Strategy Fund’s investment objective is to provide total return.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎ Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

∎ Commodity risk. The Fund will concentrate its investments in commodities markets and will therefore have investment exposure to the commodities markets and one or more sectors of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, or supply and demand disruptions. Because the

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund’s performance is linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across the four sectors of the commodities market and, within each commodity sector, across different commodities, to the extent either the sectors of the commodities markets or the selected commodities become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.

∎ Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty,

8	Invesco Balanced-Risk Commodity Strategy Fund

leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivative strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not regis-

continued on page 6

9                           Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

October 31, 2018

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–25.01%
U.S. Treasury Bills–12.13%(a)
U.S. Treasury Bills	0.47%	12/13/2018	$43,000,000	$42,897,660
U.S. Treasury Bills(b)	1.17-1.73%	12/27/2018	45,650,000	45,500,575
U.S. Treasury Bills(b)	0.66-1.42%	02/07/2019	101,600,000	100,965,946
				189,364,181

U.S. Treasury Notes–12.88%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	2.31%	01/31/2020	62,880,000	62,892,898
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	2.35%	04/30/2020	64,000,000	64,026,137
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	2.36%	07/31/2020	74,000,000	74,028,804
				200,947,839
Total U.S. Treasury Securities (Cost $390,273,716)				390,312,020

		Expiration Date
Commodity-Linked Securities–4.11%
Barclays Bank PLC, U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (United Kingdom)(d)		08/19/2019	26,800,000	25,001,895
Barclays Bank PLC, U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 3) (United Kingdom)(d)		11/25/2019	13,300,000	12,013,059
International Bank for Reconstruction and Development, 3 month USD LIBOR rate minus 0.78% (linked to the Barclays Diversified Energy-Metals Total Return Index, multiplied by 2) (Supranational)		01/30/2020	30,000,000	27,172,842
Total Commodity-Linked Securities (Cost $70,100,000)				64,187,796

			Shares
Money Market Funds–67.61%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(e)			328,121,612	328,121,612
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(e)			214,238,468	214,281,315
Invesco Treasury Portfolio–Institutional Class, 2.09%(e)			342,821,271	342,821,271
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 2.26%(e)			169,816,138	169,816,138
Total Money Market Funds (Cost $1,055,045,067)				1,055,040,336
TOTAL INVESTMENTS IN SECURITIES–96.73% (Cost $1,515,418,783)				1,509,540,152
OTHER ASSETS LESS LIABILITIES–3.27%				51,063,353
NET ASSETS–100.00%				$1,560,603,505

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Commodity Strategy Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Coffee “C”	172	December-2018	$7,269,150	$846,710	$846,710
Corn	955	December-2018	17,345,188	(841,188)	(841,188)
Cotton No. 2	2,383	December-2018	91,578,690	(649,611)	(649,611)
Gasoline Reformulated Blendstock Oxygenate Blending	1,215	November-2018	89,373,942	(5,567,263)	(5,567,263)
Natural Gas	1,070	November-2018	34,892,700	1,952,080	1,952,080
LME Zinc	266	December-2018	16,723,088	(819,772)	(819,772)
Soybean	2,202	July-2019	98,126,625	(2,609,474)	(2,609,474)
Wheat	765	December-2018	19,144,125	(2,199,918)	(2,199,918)
Subtotal — Long				(9,888,436)	(9,888,436)

Short Futures Contracts
Cocoa	1,268	March-2019	(28,568,040)	(1,984,729)	(1,984,729)
Lean Hogs	430	December-2018	(10,053,400)	(275,504)	(275,504)
LME Nickel	142	December-2018	(9,769,458)	938,281	938,281
LME Zinc	266	December-2018	(16,723,088)	(728,350)	(728,350)
Subtotal — Short				(2,050,302)	(2,050,302)
Total Futures Contracts — Commodity Risk				$(11,938,738)	$(11,938,738)

Open Over-The-Counter Total Return Swap Agreements(f)(g)
Counterparty	Pay/ Receive	Reference Entity(h)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Receive	S&P GSCI Sugar Excess Return Index	0.37%	Monthly	503,500	March-2019	$83,729,935	$—	$1,617,645	$1,617,645
JPMorgan Chase Bank, N.A.	Receive	J.P. Morgan Contag Beta Gas Oil Excess Return Index	0.25	Monthly	87,300	April-2019	26,494,415	—	0	0
Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	59,800	March-2019	13,282,609	—	0	0
Merrill Lynch International	Receive	MLCX Dynamic Enhanced Copper Excess Return Index	0.25	Monthly	122,500	September-2019	69,973,960	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	1,239,000	November-2018	57,570,110	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Brent Crude Oil 01 Excess Return Index	0.35	Monthly	182,100	March-2019	66,476,388	—	0	0
Royal Bank of Canada	Receive	RBC Enhanced Copper LME 01 Excess Return Index	0.28	Monthly	60,700	May-2019	32,565,198	—	0	0
Subtotal — Appreciation								—	1,617,645	1,617,645
Barclays Bank PLC	Receive	Barclays Heating Oil Roll Yield Excess Return Index	0.37	Monthly	136,500	January-2019	41,555,203	—	(1,584,438)	(1,584,438)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	19,500	January-2019	2,467,152	—	(3,200)	(3,200)
Barclays Bank PLC	Receive	Barclays WTI Crude Roll Yield Excess Return Index	0.35	Monthly	120,600	March-2019	40,238,757	—	(2,762,741)	(2,762,741)
Canadian Imperial Bank of Commerce	Receive	CIBC Dynamic Roll LME Copper Excess Return Index 2	0.30	Monthly	927,000	April-2019	72,230,171	—	(2,814,650)	(2,814,650)
Goldman Sachs International	Receive	S&P GSCI Cotton Excess Return Index	0.45	Monthly	405,000	September-2019	18,181,714	—	(44,011)	(44,011)
Goldman Sachs International	Receive	S&P GSCI Soybean Meal Excess Return Index	0.30	Monthly	110,350	June-2019	115,406,237	—	(4,384,426)	(4,384,426)
JPMorgan Chase Bank, N.A.	Receive	S&P GSCI Gold Index Excess Return	0.09	Monthly	337,500	October-2019	32,821,301	—	(257,310)	(257,310)
Macquarie Bank Ltd.	Receive	Macquarie Aluminum Dynamic Selection Index	0.30	Monthly	1,785,000	December-2018	93,038,663	—	(1,940,116)	(1,940,116)
Macquarie Bank Ltd.	Receive	Macquarie Single Commodity Silver type A Excess Return Index	0.16	Monthly	126,500	December-2018	20,987,463	—	(499,220)	(499,220)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements—(continued)(f)(g)
Counterparty	Pay/ Receive	Reference Entity(h)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Receive	Modified Macquarie Single Commodity Sugar type A Excess Return Index	0.34%	Monthly	219,500	January-2019	$36,242,413	$—	$(2,023,549)	$(2,023,549)
Morgan Stanley Capital Services LLC	Receive	MS Soybean Oil Dynamic Roll Index	0.30	Monthly	40,000	April-2019	5,346,104	—	(285,784)	(285,784)
Subtotal — Depreciation								—	(16,599,445)	(16,599,445)
Total Open Over-The-Counter Total Return Swap Agreements — Commodity Risk								$—	$(14,981,800)	$(14,981,800)

Investment Abbreviations:

Barclays Diversified Energy-Metals Total Return Index

– a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Brent Crude Oil, Copper, Gasoil, Gold, Silver, Unleaded Gasoline, and WTI Crude Oil.

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2018.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $37,014,954, which represented 2.37% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.
(f)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(g)	Open Over-The-Counter Total Return swap agreements are collateralized by cash held with Counterparties in the amount of $74,916,776.
(h)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100%
J.P. Morgan Contag Beta Gas Oil Excess Return Index
	Long Futures Contracts
	Gas Oil	100%
MLCXLXAE Excess Return Index
	Long Futures Contracts
	Zinc	100%
MLCX Dynamic Enhanced Copper Excess Return Index
	Long Futures Contracts
	Copper	100%
MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100%
RBC Enhanced Brent Crude Oil 01 Excess Return Index
	Long Futures Contracts
	Brent Crude	100%
RBC Enhanced Copper LME 01 Excess Return Index
	Long Futures Contracts
	Copper	100%
Barclays Heating Oil Roll Yield Excess Return Index
	Long Futures Contracts
	Heating Oil	100%
Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Balanced-Risk Commodity Strategy Fund

Reference Entity Components—(continued)
Reference Entity	Underlying Components	Percentage
Barclays WTI Crude Roll Yield Excess Return Index
	Long Futures Contracts
	WTI Crude	100%
CIBC Dynamic Roll LME Copper Excess Return Index 2
	Long Futures Contracts
	Copper	100%
S&P GSCI Cotton Excess Return Index
	Long Futures Contracts
	Cotton No.2	100%
S&P GSCI Soybean Meal Excess Return Index
	Long Futures Contracts
	Soybean Meal	100%
S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100%
Macquarie Aluminum Dynamic Selection Index
	Long Futures Contracts
	Aluminum	100%
Macquarie Single Commodity Silver type A Excess Return Index
	Long Futures Contracts
	Silver	100%
Modified Macquarie Single Commodity Sugar type A Excess Return Index
	Long Futures Contracts
	Sugar	100%
MS Soybean Oil Dynamic Roll Index
	Long Futures Contracts
	Soybean Oil	100%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $460,373,716)	$454,499,816
Investments in affiliated money market funds, at value (Cost $1,055,045,067)	1,055,040,336
Other investments:
Unrealized appreciation on LME futures contracts	938,281
Swaps receivable — OTC	3,204,178
Unrealized appreciation on swap agreements — OTC	1,617,645
Deposits with brokers:
Cash collateral — OTC derivatives	74,916,776
Cash	1,671
Receivable for:
Fund shares sold	4,440,872
Dividends	1,961,716
Fund expenses absorbed	43,628
Investment for trustee deferred compensation and retirement plans	72,227
Other assets	155,924
Total assets	1,596,893,070

Liabilities:
Other investments:
Variation margin payable — futures contracts	1,449,500
LME futures contracts payable	1,548,122
Swaps payable — OTC	12,051,437
Unrealized depreciation on swap agreements — OTC	16,599,445
Payable for:
Fund shares repurchased	4,032,185
Accrued fees to affiliates	391,659
Accrued trustees’ and officers’ fees and benefits	2,714
Accrued other operating expenses	85,639
Trustee deferred compensation and retirement plans	128,864
Total liabilities	36,289,565
Net assets applicable to shares outstanding	$1,560,603,505

Net assets consist of:
Shares of beneficial interest	$1,588,669,340
Distributable earnings	(28,065,835)
$1,560,603,505

Net Assets:
Class A	$34,543,198
Class C	$9,555,073
Class R	$1,622,359
Class Y	$1,327,952,305
Class R5	$167,686,767
Class R6	$19,243,803

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,315,995
Class C	1,549,950
Class R	253,298
Class Y	200,393,783
Class R5	25,197,645
Class R6	2,883,101
Class A:
Net asset value per share	$6.50
Maximum offering price per share
(Net asset value of $6.50 ÷ 94.50%)	$6.88
Class C:
Net asset value and offering price per share	$6.16
Class R:
Net asset value and offering price per share	$6.40
Class Y:
Net asset value and offering price per share	$6.63
Class R5:
Net asset value and offering price per share	$6.65
Class R6:
Net asset value and offering price per share	$6.67

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends from affiliates	$11,213,523
Interest	5,992,390
Total investment income	17,205,913

Expenses:
Advisory fees	11,172,844
Administrative services fees	279,436
Custodian fees	17,628
Distribution fees:
Class A	105,483
Class B	146
Class C	91,076
Class R	9,136
Transfer agent fees — A, B, C, R and Y	1,518,859
Transfer agent fees — R5	195,453
Transfer agent fees — R6	495
Trustees’ and officers’ fees and benefits	35,041
Registration and filing fees	145,129
Reports to shareholders	270,067
Professional services fees	74,247
Other	25,116
Total expenses	13,940,156
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(956,930)
Net expenses	12,983,226
Net investment income	4,222,687

Realized and unrealized gain (loss):
Net realized gain from (loss):
Investment securities	19,159,328
Futures contracts	(11,255,095)
Swap agreements	(16,904,244)
(9,000,011)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(14,921,513)
Futures contracts	(10,558,145)
Swap agreements	(18,979,558)
(44,459,216)
Net realized and unrealized gain (loss)	(53,459,227)
Net increase (decrease) in net assets resulting from operations	$(49,236,540)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$4,222,687	$(4,538,717)
Net realized gain (loss)	(9,000,011)	(9,638,258)
Change in net unrealized appreciation (depreciation)	(44,459,216)	16,822,397
Net increase (decrease) in net assets resulting from operations	(49,236,540)	2,645,422

Distributions to shareholders from distributable earnings(1):
Class A	—	(1,091,128)
Class B	—	(3,367)
Class C	—	(160,205)
Class R	—	(18,396)
Class Y	(89,361)	(16,712,187)
Class R5	(66,877)	(5,253,994)
Class R6	(5,557)	(56,525)
Total distributions from distributable earnings	(161,795)	(23,295,802)

Share transactions–net:
Class A	(20,804,780)	16,448,650
Class B	(65,998)	(85,660)
Class C	2,992,241	1,425,627
Class R	6,455	892,561
Class Y	793,450,503	19,012,305
Class R5	(33,782,869)	12,788,459
Class R6	7,744,011	10,313,107
Net increase in net assets resulting from share transactions	749,539,563	60,795,049
Net increase in net assets	700,141,228	40,144,669

Net assets:
Beginning of year	860,462,277	820,317,608
End of year	$1,560,603,505	$860,462,277

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Consolidated Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a

16                         Invesco Balanced-Risk Commodity Strategy Fund

CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

17                         Invesco Balanced-Risk Commodity Strategy Fund

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement

18                         Invesco Balanced-Risk Commodity Strategy Fund

of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

K.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

M.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

19                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 1.01%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective September 20, 2018, the Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to September 20, 2018, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets. Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $851,326 and reimbursed class level expenses of $4,347, $1, $938, $188, $86,092 and $12,918 of Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

20                         Invesco Balanced-Risk Commodity Strategy Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $28,253 in front-end sales commissions from the sale of Class A shares and $1,260 from Class C shares for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$390,312,020	$—	$390,312,020
Commodity-Linked Securities	—	64,187,796	—	64,187,796
Money Market Funds	1,055,040,336	—	—	1,055,040,336
Total Investments in Securities	1,055,040,336	454,499,816	—	1,509,540,152
Other Investments — Assets*
Futures Contracts	3,737,071	—	—	3,737,071
Swap Agreements	—	1,617,645	—	1,617,645
	3,737,071	1,617,645	—	5,354,716
Other Investments — Liabilities*
Futures Contracts	(15,675,809)	—	—	(15,675,809)
Swap Agreements	—	(16,599,445)	—	(16,599,445)
	(15,675,809)	(16,599,445)	—	(32,275,254)
Total Other Investments	(11,938,738)	(14,981,800)	—	(26,920,538)
Total Investments	$1,043,101,598	$439,518,016	$—	$1,482,619,614

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

21                         Invesco Balanced-Risk Commodity Strategy Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Assets	Commodity Risk
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$3,737,071
Unrealized appreciation on swap agreements — OTC	1,617,645
Total Derivative Assets	5,354,716
Derivatives not subject to master netting agreements	(3,737,071)
Total Derivative Assets subject to master netting agreements	$1,617,645

Value
Derivative Liabilities	Commodity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(15,675,809)
Unrealized depreciation on swap agreements — OTC	(16,599,445)
Total Derivative Liabilities	(32,275,254)
Derivatives not subject to master netting agreements	15,675,809
Total Derivative Liabilities subject to master netting agreements	$(16,599,445)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities
	Swap	Swap	Net Value of	Collateral (Received)/Pledged		Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount
Subsidiary
Barclays Bank PLC	$—	$(4,363,579)	$(4,363,579)	$—	$4,363,579	$—
Canadian Imperial Bank of Commerce	—	(2,826,883)	(2,826,883)	—	2,826,883	—
Goldman Sachs International	1,617,645	(4,477,803)	(2,860,158)	—	2,860,158	—
JPMorgan Chase Bank, N.A.	—	(259,887)	(259,887)	—	259,887	—
Macquarie Bank Ltd.	—	(4,471,087)	(4,471,087)	—	4,471,087	—
Merrill Lynch International	3,204,178	(4,040,844)	(836,666)	—	836,666	—
Morgan Stanley Capital Services LLC	—	(286,474)	(286,474)	—	260,000	(26,474)
Royal Bank of Canada	—	(7,924,325)	(7,924,325)	—	7,040,000	(884,325)
Total	$4,821,823	$(28,650,882)	$(23,829,059)	$—	$22,918,260	$(910,799)

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Consolidated Statement of Operations
Commodity Risk
Realized Gain (Loss):
Futures contracts	$(11,255,095)
Swap agreements	(16,904,244)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(10,558,145)
Swap agreements	(18,979,558)
Total	$(57,697,042)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$312,164,466	$722,638,108

22                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 5—Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco DB Gold Fund are subsidiaries of Invesco Ltd. and therefore, Invesco DB Gold Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco DB Gold Fund for the year ended October 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/18	Dividend Income
Invesco DB Gold Fund	$8,284,050	$3,364,950	$(10,891,709)	$3,390,782	$(4,148,073)	$—	$8,614
NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,120.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$161,795	$23,295,802

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$260,482
Net unrealized appreciation (depreciation) — investments	(6,489,266)
Temporary book/tax differences	(122,480)
Capital loss carryforward	(21,714,571)
Shares of beneficial interest	1,588,669,340
Total net assets	$1,560,603,505

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

23                         Invesco Balanced-Risk Commodity Strategy Fund

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$21,714,571	$—	$21,714,571

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $73,464,950 and $76,390,888, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $200,880,000 and $159,800,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$86,205,674
Aggregate unrealized (depreciation) of investments	(92,694,940)
Net unrealized appreciation (depreciation) of investments	$(6,489,266)

Cost of investments for tax purposes is $1,489,108,880.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of subsidiary suspended passive losses, swap agreement income and partnership adjustments, on October 31, 2018, undistributed net investment income was increased by $14,444,313, undistributed net realized gain (loss) was increased by $42,411,257 and shares of beneficial interest was decreased by $56,855,570. This reclassification had no effect on the net assets of the Fund.

24                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 12—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	3,169,241	$21,780,368	4,563,865	$30,361,277
Class C	810,035	5,371,717	632,764	4,089,805
Class R	106,098	722,955	210,342	1,356,759
Class Y	158,005,872	1,087,459,862	67,828,430	461,730,692
Class R5	1,200,171	8,268,870	2,861,151	18,947,101
Class R6	1,550,041	10,982,304	2,043,846	13,792,890

Issued as reinvestment of dividends:
Class A	—	—	149,749	1,006,312
Class B(b)	—	—	396	2,565
Class C	—	—	22,851	147,620
Class R	—	—	2,740	18,221
Class Y	8,118	54,310	1,163,388	7,934,306
Class R5	9,913	66,518	763,850	5,224,733
Class R6	825	5,556	8,252	56,525

Conversion of Class B shares to Class A shares:(c)
Class A	8,756	62,252	7,534	49,496
Class B	(9,155)	(62,252)	(7,837)	(49,496)

Reacquired:
Class A	(6,299,545)	(42,647,400)	(2,258,911)	(14,968,435)
Class B(b)	(568)	(3,746)	(5,968)	(38,729)
Class C	(366,650)	(2,379,476)	(449,948)	(2,811,798)
Class R	(107,098)	(716,500)	(74,400)	(482,419)
Class Y	(42,291,714)	(294,063,669)	(67,046,653)	(450,652,693)
Class R5	(6,060,828)	(42,118,257)	(1,674,504)	(11,383,375)
Class R6	(461,003)	(3,243,849)	(541,057)	(3,536,308)
Net increase in share activity	109,272,509	$749,539,563	8,199,880	$60,795,049

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 85% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.

25                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$6.70	$0.01	$(0.21)	$(0.20)	$—	$6.50	(2.98)%	$34,543	1.42	%(d)	1.51	%(d)	0.14	%(d)	96%
Year ended 10/31/17	6.84	(0.05)	0.08	0.03	(0.17)	6.70	0.47	56,532	1.49		1.56		(0.78)		10
Year ended 10/31/16	6.54	(0.07)	0.37	0.30	—	6.84	4.59	40,844	1.47		1.56		(1.11)		98
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	—	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	8.04	(11.16)	47,339	1.30		1.57		(1.25)		21
Class B
Year ended 10/31/18(e)	6.42	(0.01)	0.39	0.38	—	6.80	5.92	—	2.17	(d)(f)	2.26	(d)(f)	(0.61	)(d)(f)	96
Year ended 10/31/17	6.58	(0.10)	0.09	(0.01)	(0.15)	6.42	(0.19)	62	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.34	(0.12)	0.36	0.24	—	6.58	3.79	152	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.85	(0.16)	(1.35)	(1.51)	—	6.34	(19.24)	258	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05		2.32		(2.00)		21
Class C
Year ended 10/31/18	6.40	(0.04)	(0.20)	(0.24)	—	6.16	(3.75)	9,555	2.17	(d)	2.26	(d)	(0.61	)(d)	96
Year ended 10/31/17	6.57	(0.10)	0.08	(0.02)	(0.15)	6.40	(0.34)	7,086	2.24		2.31		(1.53)		10
Year ended 10/31/16	6.33	(0.12)	0.36	0.24	—	6.57	3.79	5,915	2.22		2.31		(1.86)		98
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05		2.32		(2.00)		21
Class R
Year ended 10/31/18	6.62	(0.01)	(0.21)	(0.22)	—	6.40	(3.32)	1,622	1.67	(d)	1.76	(d)	(0.11	)(d)	96
Year ended 10/31/17	6.76	(0.07)	0.09	0.02	(0.16)	6.62	0.35	1,683	1.74		1.81		(1.03)		10
Year ended 10/31/16	6.48	(0.09)	0.37	0.28	—	6.76	4.32	782	1.72		1.81		(1.36)		98
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55		1.82		(1.50)		21
Class Y
Year ended 10/31/18	6.82	0.03	(0.22)	(0.19)	(0.00)	6.63	(2.77)	1,327,952	1.17	(d)	1.26	(d)	0.39	(d)	96
Year ended 10/31/17	6.95	(0.04)	0.10	0.06	(0.19)	6.82	0.80	577,236	1.24		1.31		(0.53)		10
Year ended 10/31/16	6.63	(0.06)	0.38	0.32	—	6.95	4.83	574,878	1.22		1.31		(0.86)		98
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05		1.32		(1.00)		21
Class R5
Year ended 10/31/18	6.84	0.03	(0.22)	(0.19)	(0.00)	6.65	(2.74)	167,687	1.11	(d)	1.19	(d)	0.45	(d)	96
Year ended 10/31/17	6.97	(0.03)	0.09	0.06	(0.19)	6.84	0.83	205,568	1.16		1.23		(0.45)		10
Year ended 10/31/16	6.64	(0.05)	0.38	0.33	—	6.97	4.97	195,777	1.13		1.22		(0.77)		98
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02		1.19		(0.97)		21
Class R6
Year ended 10/31/18	6.86	0.04	(0.23)	(0.19)	(0.00)	6.67	(2.72)	19,244	1.01	(d)	1.09	(d)	0.55	(d)	96
Year ended 10/31/17	6.98	(0.02)	0.09	0.07	(0.19)	6.86	1.04	12,293	1.08		1.15		(0.37)		10
Year ended 10/31/16	6.65	(0.04)	0.37	0.33	—	6.98	4.96	1,971	1.03		1.12		(0.67)		98
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99		1.10		(0.94)		21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $42,193, $61, $9,108, $1,827, $835,709, $195,455 and $16,754 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

26                         Invesco Balanced-Risk Commodity Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Balanced-Risk Commodity Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Balanced-Risk Commodity Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                         Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018, through October 31, 2018.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2,3]	Ending Account Value (10/31/18)	Expenses Paid During Period[2,4]
A	$1,000.00	$919.40	$6.77	$1,018.15	$7.12	1.40%
C	1,000.00	915.30	10.38	1,014.37	10.92	2.15
R	1,000.00	918.20	7.98	1,016.89	8.39	1.65
Y	1,000.00	920.80	5.57	1,019.41	5.85	1.15
R5	1,000.00	919.80	5.27	1,019.71	5.55	1.09
R6	1,000.00	921.30	4.84	1,020.16	5.09	1.00

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]

Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year. Effective September 20, 2018, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 1.30%, 2.05%, 1.55%, 1.05%, 1.05% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

[3]

The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.29, $9.90, $7.49, $5.08, $5.08 and $4.84 for Class A, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively.

[4]

The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $6.61, $10.41, $7.88, $5.35, $5.35 and $5.09 for Class A, Class C, Class R, Class Y, Class R5 and Class R6shares, respectively.

28                         Invesco Balanced-Risk Commodity Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Balanced-Risk Commodity Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Commodities General Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the

29                         Invesco Balanced-Risk Commodity Strategy Fund

median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s actual and contractual management fees were in the fourth quintile and its total expense ratio was in the fifth quintile of its expense group and discussed with management reasons for such relative actual and contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

30                         Invesco Balanced-Risk Commodity Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	28.07%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Balanced-Risk Commodity Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Balanced-Risk Commodity Strategy Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	BRCS-AR-1	12262018	1221

Annual Report to Shareholders	October 31, 2018

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ∎ C: GTDCX ∎ Y: GTDYX ∎ R5: GTDIX ∎ R6: GTDFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Developing Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Developing Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Developing Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-16.14%
Class C Shares	-16.77
Class Y Shares	-15.92
Class R5 Shares	-15.82
Class R6 Shares	-15.79
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	-12.52
Lipper Emerging Market Funds Index⬛ (Peer Group Index)	-13.05
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year.

    At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed – first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

    Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

    At the close of the fiscal year, equity

valuations in developed and emerging markets appeared relatively full in absolute terms, but overseas equity markets were trading at a material discount to those of the US.

    Regardless of the macroeconomic environment, we remain focused on our bottom-up investment approach of identifying attractive companies that fit our earnings, quality and valuation (EQV) process.

    On a geographic basis, the Fund’s holdings in Brazil, Turkey and Hong Kong – markets significantly impacted by macro and geopolitical concerns over the fiscal year – underperformed the MSCI Emerging Markets Index and were key detractors from both the Fund’s absolute and relative performance. Turkey-based Haci Omer Sabanci was one of the Fund’s largest individual detractors from Fund results during the fiscal year. The Turkish holding company suffered from negative investor sentiment toward the Turkish market. Additionally, Turkey’s consumer inflation continued to accelerate, driven by currency weakness that resulted in another interest rate hike. Despite this backdrop, we continue to believe that Sabanci’s strategic assets are highly attractive, it is conservatively managed, has a strong balance sheet and trades at a deep discount.

    In contrast, the Fund’s holdings in Mexico outperformed those of the MSCI Emerging Markets Index for the fiscal year and contributed favorably to the Fund’s relative performance. In a weak market, the Fund’s cash exposure (which averaged around 9% during the fiscal year), benefited the Fund’s performance relative to the style-specific benchmark.

    From a sector perspective, the Fund’s holdings in the energy, consumer staples and health care sectors underperformed those of the MSCI Emerging Markets

Portfolio Composition
By sector % of total net assets

Financials	33.7%
Consumer Staples	16.3
Communication Services	10.7
Information Technology	8.2
Industrials	6.5
Consumer Discretionary	6.4
Health Care	5.5
Real Estate	4.0
Energy	3.0
Materials	1.8
Money Market Funds Plus Other Assets Less Liabilities	3.9

Top 10 Equity Holdings*
% of total net assets

1. B3 S.A.-Brasil, Bolsa, Balcão	4.6%
2. Sberbank of Russia PJSC- Preference Shares	3.7
3. Samsung Electronics Co., Ltd.	3.4
4. Yandex N.V.-Class A	3.3
5. Public Bank Bhd.	3.3
6. Richter Gedeon Nyrt	3.2
7. PT Bank Central Asia Tbk	3.2
8. Taiwan Semiconductor Manufacturing Co., Ltd.	3.0
9. Fomento Economico Mexicano, S.A.B. de C.V.-ADR	3.0
10. Kasikornbank PCL	2.8

Total Net Assets	$2.2 billion

Total Number of Holdings*	55

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4                           Invesco Developing Markets Fund

Index and detracted from both relative and absolute returns during the fiscal year. Underweight exposure to the energy sector, the fiscal year’s strongest performing sector, was a drag on relative returns. In contrast, stock selection in and underweight exposure to the communication services sector favored the Fund’s relative performance.

    For much of the fiscal year, the Fund’s more conservative quality-growth approach, with a focus on valuation, was out of favor with a market that has been narrowly focused on momentum growth names without regard for quality and valuation. During late 2017, stretched valuations kept us from owning strong communication services and consumer discretionary performers such as Tencent Holdings and Alibaba Group in China and Naspers in South Africa. Lack of exposure to these names was a drag on the Fund’s performance versus the MSCI Emerging Markets Index. In the latter part of the fiscal year, market sentiment shifted, with investors becoming much more focused on risk, fundamentals and valuation. Evidence of this shift included very weak and volatile performance from those same previously strong-performing momentum growth stocks – Tencent, Alibaba and Naspers. This trend, and not having any exposure to these names, later benefited the Fund’s relative performance. The change in investor sentiment continued into October 2018, as the market sold off fairly dramatically. We were encouraged by the prospect that the third quarter could mark the beginning of a more sustained shift in regime away from the narrow/momentum orientation that dominated in calendar year 2017 and the first half of 2018, toward a market that is more focused on fundamentals and valuation.

    During the fiscal year, we continued to look for opportunities to improve the growth potential and quality of the Fund’s portfolio by adding companies based on our EQV outlook for each company. We took advantage of market volatility during the fiscal year to put some cash to work at more attractive valuation levels. We added several new holdings, including China-based social media platform Weibo, fast food restaurant company Yum China and packaged food manufacturer China Mengniu Dairy. We trimmed or sold several of the Fund’s holdings with EQV characteristics that were no longer as compelling as when we first initiated positions in them, including WH Group, NetEase, Cielo and Stella International.

    As always, regardless of the macroeconomic environment, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality growth companies that exhibit the following characteristics: strong organic revenue growth; high returns on capital; pricing power; strong balance sheets; cash generation; effective capital allocation and reasonable valuations. In addition, we continue to favor companies that are resilient in weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive returns over the long term.

    We thank you for your continued investment in Invesco Developing Markets Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Shuxin (Steve) Cao Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets Fund. He joined Invesco in 1997.
Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.
Borge Endresen Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Developing Markets Fund. He joined Invesco in 1999.
Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.
Brent Bates Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund.He joined Invesco in
1996. Mr. Bates earned a BBA from Texas A&M University and is a Certified Public Accountant.
Mark Jason Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Developing Markets Fund. He joined Invesco in 2001.
Mr. Jason earned a BS in finance and a BS in real estate from California State University, Northridge.

5                           Invesco Developing Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                          Invesco Developing Markets Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.53%
10 Years	7.72
5 Years	-2.18
1 Year	-20.74

Class C Shares
Inception (3/1/99)	8.02%
10 Years	7.53
5 Years	-1.80
1 Year	-17.60

Class Y Shares
Inception (10/3/08)	6.01%
10 Years	8.60
5 Years	-0.82
1 Year	-15.92

Class R5 Shares
Inception (10/25/05)	7.07%
10 Years	8.77
5 Years	-0.69
1 Year	-15.82

Class R6 Shares
10 Years	8.62%
5 Years	-0.64
1 Year	-15.79

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.77%
10 Years	4.88
5 Years	-0.44
1 Year	-16.32

Class C Shares
Inception (3/1/99)	8.35%
10 Years	4.69
5 Years	-0.07
1 Year	-12.98

Class Y Shares
10 Years	5.74%
5 Years	0.94
1 Year	-11.22

Class R5 Shares
Inception (10/25/05)	7.54%
10 Years	5.90
5 Years	1.07
1 Year	-11.12

Class R6 Shares
10 Years	5.75%
5 Years	1.11
1 Year	-11.08

1.43%, 2.18%, 1.18%, 1.06% and 1.02%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 1.20%, 1.08% and 1.04%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Developing Markets Fund

Invesco Developing Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎ Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎ Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability,

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎ Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

∎ Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.

∎ Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

8	Invesco Developing Markets Fund

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎ Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

∎ Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Developing Markets Fund

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–96.10%
Brazil–17.05%
Ambev S.A.–ADR	13,112,238	$56,775,991
Arcos Dorados Holdings, Inc.–Class A	5,721,029	41,248,619
B3 S.A. — Brasil, Bolsa, Balcão	14,274,820	102,376,715
Banco Bradesco S.A.–ADR	6,804,900	62,400,933
Fleury S.A.	8,997,500	50,505,918
Kroton Educacional S.A.	6,607,289	20,239,983
Multiplan Empreendimentos Imobiliarios S.A.	3,463,029	21,430,487
Raia Drogasil S.A.	1,039,300	17,574,405
TOTVS S.A.	1,387,900	9,360,820
		381,913,871

China–15.48%
Baidu, Inc.–ADR	98,098	18,644,506
China Mengniu Dairy Co. Ltd.	15,291,000	45,042,636
China Mobile Ltd.	2,332,500	21,802,262
Henan Shuanghui Investment & Development Co., Ltd.–Class A	16,148,083	52,189,930
Industrial & Commercial Bank of China Ltd.–Class H	39,374,000	26,539,847
Kweichow Moutai Co., Ltd.–Class A	437,356	34,589,648
New Oriental Education & Technology Group, Inc.–ADR(a)	225,561	13,197,574
Sunny Optical Technology Group Co., Ltd.	3,305,700	28,928,474
Want Want China Holdings Ltd.	24,950,000	17,816,997
Weibo Corp.–ADR(a)	387,343	22,857,110
Wuliangye Yibin Co., Ltd.–Class A	5,234,912	36,142,443
Yum China Holdings, Inc.	801,196	28,907,152
		346,658,579

Egypt–0.57%
EFG-Hermes Holding Co.(a)	16,152,502	12,790,402

France–1.57%
Bollore S.A.	8,290,471	35,065,016

Hong Kong–2.61%
Galaxy Entertainment Group Ltd.	7,431,000	39,954,436
Lee & Man Paper Manufacturing Ltd.	21,593,000	18,476,148
		58,430,584

Hungary–3.20%
Richter Gedeon Nyrt	3,854,462	71,670,068

Indonesia–8.18%
PT Bank Central Asia Tbk	46,011,600	71,578,644
PT Bank Mandiri Persero Tbk	123,459,800	55,742,022
PT Telekomunikasi Indonesia Persero Tbk	221,321,600	55,948,493
		183,269,159

Israel–1.00%
Israel Chemicals Ltd.	3,907,788	22,465,611

	Shares	Value
Malaysia–3.25%
Public Bank Bhd.	12,379,000	$72,829,741

Mexico–9.66%
Bolsa Mexicana de Valores, S.A.B. de C.V.	20,598,400	31,049,832
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	793,433	67,497,345
GMexico Transportes, S.A.B. de C.V.(b)	26,168,230	35,748,508
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	3,478,298	18,217,475
Grupo Aeroportuario del Pacífico, S.A.B. de C.V.–Class B	4,969,897	41,333,337
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	15,567,001	22,430,981
		216,277,478

Nigeria–1.46%
Zenith Bank PLC	504,865,834	32,684,152

Peru–2.21%
Credicorp Ltd.	218,960	49,421,462

Philippines–1.85%
SM Investments Corp.	964,330	16,246,471
SM Prime Holdings Inc.	39,697,200	25,077,383
		41,323,854

Russia–10.59%
Gazprom PJSC–ADR	4,732,713	22,390,763
Mobile TeleSystems PJSC–ADR	2,786,494	22,319,817
Sberbank of Russia PJSC	12,827,144	36,958,452
Sberbank of Russia PJSC–Preference Shares	33,146,390	82,169,371
Yandex N.V.–Class A(a)	2,436,126	73,400,476
		237,238,879

South Korea–4.59%
NAVER Corp.	254,120	25,646,138
Samsung Electronics Co., Ltd.	2,060,950	77,078,755
		102,724,893

Taiwan–3.03%
Taiwan Semiconductor Manufacturing Co., Ltd.	9,145,000	67,944,005

Thailand–2.83%
Kasikornbank PCL	10,511,700	63,370,151

Turkey–5.04%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	3,181,985	10,696,561
EIS Eczacibasi Ilac ve, Sinai ve Finansal Yatirimlar Sanayi ve Ticaret A.S.	7,584,745	4,045,300
Haci Omer Sabanci Holding A.S.	42,519,576	54,357,896
Tupras-Turkiye Petrol Rafinerileri A.S.	1,857,272	43,817,784
		112,917,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Developing Markets Fund

	Shares	Value
United Arab Emirates–1.93%
Emaar Properties PJSC	31,048,100	$43,174,597
Total Common Stocks & Other Equity Interests (Cost $2,063,977,860)		2,152,170,043

Money Market Funds–3.97%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(c)	31,071,374	31,071,374
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(c)	22,190,291	22,194,729
Invesco Treasury Portfolio–Institutional Class, 2.09%(c)	35,510,142	35,510,142
Total Money Market Funds (Cost $88,776,245)		88,776,245
TOTAL INVESTMENTS IN SECURITIES–100.07% (Cost $2,152,754,105)		2,240,946,288
OTHER ASSETS LESS LIABILITIES–(0.07)%		(1,487,710)
NET ASSETS–100.00%		$2,239,458,578

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented 1.60% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $2,063,977,860)	$2,152,170,043
Investments in affiliated money market funds, at value and cost	88,776,245
Foreign currencies, at value (Cost $1,229,907)	1,078,784
Receivable for:
Investments sold	18,398,550
Dividends and interest	1,244,812
Fund shares sold	1,487,464
Fund expenses absorbed	7,722
Investment for trustee deferred compensation and retirement plans	338,226
Other assets	77,301
Total assets	2,263,579,147

Liabilities:
Payable for:
Fund shares repurchased	17,357,099
Accrued foreign taxes	4,823,674
Accrued fees to affiliates	873,645
Accrued trustees’ and officers’ fees and benefits	4,996
Accrued other operating expenses	679,254
Trustee deferred compensation and retirement plans	381,901
Total liabilities	24,120,569
Net assets applicable to shares outstanding	$2,239,458,578

Net assets consist of:
Shares of beneficial interest	$2,160,820,483
Distributable earnings	78,638,095
$2,239,458,578

Net Assets:
Class A	$544,574,436
Class C	$55,823,371
Class Y	$986,549,683
Class R5	$287,511,482
Class R6	$364,999,606

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	17,832,952
Class C	1,883,361
Class Y	32,240,567
Class R5	9,412,321
Class R6	11,949,509
Class A:
Net asset value per share	$30.54
Maximum offering price per share
(Net asset value of $30.54 ÷ 94.50%)	$32.32
Class C:
Net asset value and offering price per share	$29.64
Class Y:
Net asset value and offering price per share	$30.60
Class R5:
Net asset value and offering price per share	$30.55
Class R6:
Net asset value and offering price per share	$30.55

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Developing Markets Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $9,026,642)	$76,160,013
Interest and dividends from affiliates	4,752,204
Total investment income	80,912,217

Expenses:
Advisory fees	26,890,493
Administrative services fees	563,987
Custodian fees	2,215,960
Distribution fees:
Class A	1,766,969
Class B	11,437
Class C	770,545
Transfer agent fees — A, B, C and Y	3,618,665
Transfer agent fees — R5	257,485
Transfer agent fees — R6	54,638
Trustees’ and officers’ fees and benefits	65,496
Registration and filing fees	183,432
Reports to shareholders	369,255
Professional services fees	113,518
Other	58,001
Total expenses	36,939,881
Less: Fees waived and expense offset arrangement(s)	(383,606)
Net expenses	36,556,275
Net investment income	44,355,942

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $2,383,225)	55,508,516
Foreign currencies	(2,104,193)
53,404,323
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $5,082,911)	(580,222,535)
Foreign currencies	(105,546)
(580,328,081)
Net realized and unrealized gain (loss)	(526,923,758)
Net increase (decrease) in net assets resulting from operations	$(482,567,816)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$44,355,942	$30,782,524
Net realized gain	53,404,323	119,640,254
Change in net unrealized appreciation (depreciation)	(580,328,081)	435,366,557
Net increase (decrease) in net assets resulting from operations	(482,567,816)	585,789,335

Distributions to shareholders from distributable earnings(1):
Class A	(5,600,298)	(6,465,840)
Class B	(237)	(9,114)
Class C	(4,392)	(88,315)
Class Y	(16,530,978)	(11,463,530)
Class R5	(5,045,947)	(3,838,802)
Class R6	(4,921,857)	(2,041,422)
Total distributions to shareholders from distributable earnings	(32,103,709)	(23,907,023)

Share transactions–net:
Class A	(217,263,166)	(91,568,138)
Class B	(5,577,356)	(4,910,609)
Class C	(19,884,658)	(9,310,384)
Class Y	(350,973,354)	244,683,793
Class R5	(116,212,674)	64,225,172
Class R6	18,721,617	217,227,291
Net increase (decrease) in net assets resulting from share transactions	(691,189,591)	420,347,125
Net increase (decrease) in net assets	(1,205,861,116)	982,229,437

Net assets:
Beginning of year	3,445,319,694	2,463,090,257
End of year	$2,239,458,578	$3,445,319,694

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on June 8, 2017, the Fund has closed public sales of its shares to new investors.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

14                         Invesco Developing Markets Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15                         Invesco Developing Markets Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

16                         Invesco Developing Markets Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B was 3.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $368,990.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $28,547 in front-end sales commissions from the sale of Class A shares and $4,842 and $3,901 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

17                         Invesco Developing Markets Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$381,913,871	$—	$—	$381,913,871
China	256,600,610	90,057,969	—	346,658,579
Egypt	12,790,402	—	—	12,790,402
France	—	35,065,016	—	35,065,016
Hong Kong	18,476,148	39,954,436	—	58,430,584
Hungary	71,670,068	—	—	71,670,068
Indonesia	71,578,644	111,690,515	—	183,269,159
Israel	—	22,465,611	—	22,465,611
Malaysia	—	72,829,741	—	72,829,741
Mexico	216,277,478	—	—	216,277,478
Nigeria	32,684,152	—	—	32,684,152
Peru	49,421,462	—	—	49,421,462
Philippines	25,077,383	16,246,471	—	41,323,854
Russia	95,720,293	141,518,586	—	237,238,879
South Korea	—	102,724,893	—	102,724,893
Taiwan	—	67,944,005	—	67,944,005
Thailand	—	63,370,151	—	63,370,151
Turkey	10,696,561	102,220,980	—	112,917,541
United Arab Emirates	—	43,174,597	—	43,174,597
Money Market Funds	88,776,245	—	—	88,776,245
Total Investments	$1,331,683,317	$909,262,971	$—	$2,240,946,288

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the six months ended October 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 10/31/18	Dividend Income
Arcos Dorados Holdings, Inc. — Class A(a)	$90,686,940	$—	$(25,687,730)	$(60,950,160)	$(4,049,050)	$—	$362,424

(a)	As of October 31, 2018, this security is no longer considered as an affiliate of the fund.

18                         Invesco Developing Markets Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $14,616.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$32,103,709	$23,907,023

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$37,610,496
Net unrealized appreciation — investments	86,330,021
Net unrealized appreciation (depreciation) — foreign currencies	(266,991)
Temporary book/tax differences	(362,805)
Capital loss carryforward	(44,672,626)
Shares of beneficial interest	2,160,820,483
Total net assets	$2,239,458,578

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$44,672,626	$44,672,626

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $570,963,814 and $834,885,441, respectively. Cost of

19                         Invesco Developing Markets Fund

investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$408,481,175
Aggregate unrealized (depreciation) of investments	(322,151,154)
Net unrealized appreciation of investments	$86,330,021

Cost of investments for tax purposes is $2,154,616,267.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2018, undistributed net investment income was decreased by $4,487,417 and undistributed net realized gain(loss) was increased by $4,487,417. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,110,745	$75,597,388	5,580,960	$179,300,415
Class B(b)	966	35,601	3,460	107,898
Class C	74,017	2,594,775	421,647	13,192,183
Class Y	13,040,787	464,395,701	23,586,261	742,795,060
Class R5	2,789,818	98,466,621	5,214,837	169,419,983
Class R6	4,463,920	160,267,505	7,776,259	262,410,342

Issued as reinvestment of dividends:
Class A	140,820	5,158,251	204,009	5,975,421
Class B(b)	5	189	270	7,751
Class C	112	4,025	2,815	80,594
Class Y	272,609	9,985,678	224,203	6,566,919
Class R5	114,412	4,179,476	124,103	3,625,047
Class R6	104,419	3,812,321	69,519	2,029,942

Conversion of Class B shares to Class A shares:(c)
Class A	119,310	4,815,368	111,089	3,668,845
Class B	(122,363)	(4,815,368)	(113,940)	(3,668,845)

Reacquired:
Class A	(8,514,057)	(302,834,173)	(8,807,768)	(280,512,819)
Class B(b)	(21,675)	(797,778)	(43,418)	(1,357,413)
Class C	(669,772)	(22,483,458)	(715,863)	(22,583,161)
Class Y	(23,957,809)	(825,354,733)	(15,253,958)	(504,678,186)
Class R5	(6,318,851)	(218,858,771)	(3,301,481)	(108,819,858)
Class R6	(4,270,373)	(145,358,209)	(1,435,306)	(47,212,993)
Net increase (decrease) in share activity	(20,642,960)	$(691,189,591)	13,647,698	$420,347,125

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 42% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco Developing Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$36.66	$0.44	$(6.29)	$(5.85)	$(0.27)	$—	$(0.27)	$30.54	(16.09)%	$544,574	1.39	%(d)	1.40	%(d)	1.23	%(d)	20%
Year ended 10/31/17	30.67	0.28	5.96	6.24	(0.25)	—	(0.25)	36.66	20.55	878,910	1.41		1.43		0.86		16
Year ended 10/31/16	25.84	0.27	4.80	5.07	(0.24)	—	(0.24)	30.67	19.88	824,702	1.40		1.41		1.01		3
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39		1.41		1.13		13
Class B
Year ended 10/31/18(e)	35.64	0.04	3.77	3.81	(0.00)	—	(0.00)	39.45	10.69	—	2.14	(d)(f)	2.15	(d)(f)	0.49	(d)(f)	20
Year ended 10/31/17	29.82	0.03	5.82	5.85	(0.03)	—	(0.03)	35.64	19.65	5,098	2.16		2.18		0.11		16
Year ended 10/31/16	25.06	0.07	4.69	4.76	—	—	—	29.82	18.99	8,848	2.15		2.16		0.26		3
Year ended 10/31/15	32.72	0.06	(7.11)	(7.05)	(0.05)	(0.56)	(0.61)	25.06	(21.80)	12,710	2.18		2.19		0.21		9
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14		2.16		0.38		13
Class C
Year ended 10/31/18	35.59	0.17	(6.12)	(5.95)	(0.00)	—	(0.00)	29.64	(16.71)	55,823	2.14	(d)	2.15	(d)	0.48	(d)	20
Year ended 10/31/17	29.78	0.03	5.81	5.84	(0.03)	—	(0.03)	35.59	19.65	88,231	2.16		2.18		0.11		16
Year ended 10/31/16	25.03	0.07	4.68	4.75	—	—	—	29.78	18.98	82,513	2.15		2.16		0.26		3
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14		2.16		0.38		13
Class Y
Year ended 10/31/18	36.74	0.53	(6.31)	(5.78)	(0.36)	—	(0.36)	30.60	(15.89)	986,550	1.14	(d)	1.15	(d)	1.48	(d)	20
Year ended 10/31/17	30.74	0.37	5.95	6.32	(0.32)	—	(0.32)	36.74	20.84	1,575,401	1.16		1.18		1.11		16
Year ended 10/31/16	25.92	0.35	4.79	5.14	(0.32)	—	(0.32)	30.74	20.18	1,055,132	1.15		1.16		1.26		3
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14		1.16		1.38		13
Class R5
Year ended 10/31/18	36.68	0.56	(6.29)	(5.73)	(0.40)	—	(0.40)	30.55	(15.80)	287,511	1.04	(d)	1.05	(d)	1.58	(d)	20
Year ended 10/31/17	30.69	0.41	5.94	6.35	(0.36)	—	(0.36)	36.68	20.97	470,436	1.04		1.06		1.23		16
Year ended 10/31/16	25.90	0.38	4.79	5.17	(0.38)	—	(0.38)	30.69	20.33	331,079	1.03		1.04		1.38		3
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99		1.01		1.53		13
Class R6
Year ended 10/31/18	36.67	0.57	(6.27)	(5.70)	(0.42)	—	(0.42)	30.55	(15.74)	365,000	0.99	(d)	1.00	(d)	1.63	(d)	20
Year ended 10/31/17	30.68	0.42	5.94	6.36	(0.37)	—	(0.37)	36.67	21.04	427,243	1.00		1.02		1.27		16
Year ended 10/31/16	25.90	0.39	4.78	5.17	(0.39)	—	(0.39)	30.68	20.35	160,816	0.98		0.99		1.43		3
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97		0.99		1.55		13

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $706,782, $4,803, $77,055, $1,458,845, $409,080 and $440,266 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

21                         Invesco Developing Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Developing Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Developing Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$852.30	$6.40	$1,018.30	$6.97	1.37%
C	1,000.00	849.00	9.88	1,014.52	10.76	2.12
Y	1,000.00	853.30	5.23	1,019.56	5.70	1.12
R5	1,000.00	853.80	4.81	1,020.01	5.24	1.03
R6	1,000.00	854.00	4.53	1,020.32	4.94	0.97

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Developing Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Developing Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Market Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and five year periods and the third quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and five year periods, and reasonably comparable to the performance of the Index for the three year period. The Board noted that the valuation component of the Fund’s investment process was the primary headwind to relative performance, as it resulted in the Fund’s lack of exposure to certain outperforming names as well as the Fund’s cash position, both detractors to Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

24                         Invesco Developing Markets Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Developing Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.1280	per share
Foreign Source Income	$1.2332	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Developing Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Developing Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Developing Markets Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	DVM-AR-1	12172018	1452

Annual Report to Shareholders	October 31, 2018

Invesco Emerging Markets Equity Fund
Effective November 1, 2018, after the close of the fiscal year, Invesco Emerging Markets Equity Fund was renamed Invesco Emerging Markets Select Equity Fund.
Nasdaq:
A: IEMAX ∎ C: IEMCX ∎ R: IEMRX ∎ Y: IEMYX ∎ R5: IEMIX ∎ R6: EMEFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Emerging Markets Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Emerging Markets Equity Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-17.45%
Class C Shares	-17.94
Class R Shares	-17.59
Class Y Shares	-17.17
Class R5 Shares	-17.16
Class R6 Shares	-17.18
MSCI EAFE Index▼ (Broad Market Index)	-6.85
MSCI Emerging Markets Index▼ (Style-Specific Index)	-12.52
Lipper Emerging Market Funds Index⬛ (Peer Group Index)	-13.05
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

    At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed – first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

    Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

    At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms, but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, select materials and energy stocks were the strongest contributors to the Fund’s absolute performance.

Portfolio Composition
By sector % of total net assets

Consumer Staples	22.3%
Communication Services	21.1
Financials	19.2
Information Technology	15.9
Consumer Discretionary	11.8
Health Care	4.3
Industrials	2.9
Money Market Funds Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*
% of total net assets

1. Cielo S.A.	5.9%
2. Liberty Latin America Ltd.-Class C	5.8
3. Alibaba Group Holding Ltd.-ADR	4.9
4. Ping An Insurance (Group) Co. of China Ltd.-Class H	4.2
5. Naspers Ltd.-Class N	4.2
6. Taiwan Semiconductor Manufacturing Co., Ltd.	4.1
7. Kweichow Moutai Co., Ltd.-Class A	4.0
8. Samsung Electronics Co., Ltd.-Preference Shares	4.0
9. Tencent Holdings Ltd.	3.2
10. Housing Development Finance Corp. Ltd.	2.9

Total Net Assets	$55.5 million

Total Number of Holdings*	51

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Emerging Markets Equity Fund

    Relative to the Fund’s style-specific benchmark, security selection in the health care sector contributed to the Fund’s performance during the fiscal year. Additionally, underweight exposure to the real estate sector also helped the Fund’s relative performance.

    On a regional basis, the Fund’s holdings in India, Hong Kong and Chile benefited the Fund’s relative performance during the fiscal year.

    The top contributors to the Fund’s performance relative to the style-specific benchmark over the fiscal year included Tal Education Group and Shenzhou International Group. Tal Education Group is an educational services provider based in China that provides tutoring services to students covering core academic subjects. During the fiscal year, shares of the company appreciated due to strong enrollment growth and margin expansion. Shenzhou International Group is a Chinese clothing manufacturer. The company’s share price increased after company management reported strong revenue growth, in particular from apparel brands, Nike and Puma. We exited our positions in both Tal Education Group and Shenzhou International Group before the close of the fiscal year.

    Conversely, holdings in the financials sector detracted from the Fund’s performance relative to the style-specific benchmark during the fiscal year. Additionally, the Fund’s reduced exposure to the energy sector – the strongest-performing sector in the style-specific benchmark – detracted from its relative performance.

    Regionally, the Fund’s holdings in Brazil, Thailand and China detracted from relative performance during the fiscal year. The top detractors from the Fund’s relative performance over the fiscal year included Vipshop Holdings and Cielo.

    Vipshop is one of China’s largest online retailers of discounted branded goods. The company’s share price fell after it reported disappointing operating results. Additionally, a potential merger between the company and JD.com (not a Fund holding) was dampened due to the personal scandal facing JD.com’s founder. Despite these concerns, we continued to believe the company’s valuation is less than the value of its fixed assets and, as such, maintain our position in the business.

    Cielo is Brazil’s largest credit and debit card payment processor and has a dominant position in processing Visa transactions. During the fiscal year, Cielo faced regulatory and competitive pressures in the debit market causing margin compression. The company was also affected by higher-than-expected marketing expenses related to the launch of its Stelo POS brand. We remain confident in the business and added to our position based on share price weakness.

    During the fiscal year, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe may benefit the Fund in the long term. While we can never predict future Fund performance, we pledge that we will adhere to our discipline and continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Emerging Markets Equity Fund and for sharing our long-term investment perspective.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Markets Equity Fund. She joined
Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA from the IESE Business School in Barcelona, Spain.

Jeff Feng Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Emerging Markets Equity Fund. Effective
November 1, 2018, after the close of the fiscal year, Mr. Feng joined the management team. He joined Invesco in 2009. Mr. Feng earned a BA in finance from Xiamen University in China and an MBA from the Richard Ivey School of Business at the University of Western Ontario.

Assisted by Invesco’s Global Core Equity Team

5                          Invesco Emerging Markets Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/31/11

1   Source: RIMES Technologies Corp.

2   Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets Equity Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-3.75%
5 Years	-0.67
1 Year	-21.98

Class C Shares
Inception (5/31/11)	-3.73%
5 Years	-0.29
1 Year	-18.76

Class R Shares
Inception (5/31/11)	-3.27%
5 Years	0.19
1 Year	-17.59

Class Y Shares
Inception (5/31/11)	-2.78%
5 Years	0.71
1 Year	-17.17

Class R5 Shares
Inception (5/31/11)	-2.78%
5 Years	0.71
1 Year	-17.16

Class R6 Shares
Inception	-2.84%
5 Years	0.69
1 Year	-17.18

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.34%, 2.09%, 1.59%, 1.09%, 1.09% and 1.09%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-2.34%
5 Years	2.29
1 Year	-9.14

Class C Shares
Inception (5/31/11)	-2.32%
5 Years	2.69
1 Year	-5.57

Class R Shares
Inception (5/31/11)	-1.86%
5 Years	3.16
1 Year	-4.19

Class Y Shares
Inception (5/31/11)	-1.37%
5 Years	3.71
1 Year	-3.69

Class R5 Shares
Inception (5/31/11)	-1.37%
5 Years	3.72
1 Year	-3.68

Class R6 Shares
Inception	-1.41%
5 Years	3.69
1 Year	-3.57

2.46%, 3.21%, 2.71%, 2.21%, 1.92% and 1.92%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

7                          Invesco Emerging Markets Equity Fund

Invesco Emerging Markets Equity Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎ Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A- shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

∎ Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

∎ Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.

∎ Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management

8	Invesco Emerging Markets Equity Fund

and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Emerging Markets Equity Fund

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–97.45%
Argentina–1.79%
MercadoLibre Inc.	3,063	$993,943

Brazil–10.90%
Cielo S.A.	917,100	3,260,307
Itau Unibanco Holding S.A.–Preference Shares	87,900	1,160,663
Multiplus S.A.	129,300	870,686
Natura Cosmeticos S.A.	87,500	760,144
		6,051,800

Chile–5.75%
Liberty Latin America Ltd.–Class C(a)	177,153	3,190,525

China–29.03%
Alibaba Group Holding Ltd.–ADR(a)	19,280	2,743,158
China Isotope & Radiation Corp.(a)	513,400	853,708
Focus Media Information Technology Co., Ltd.–Class A	1,205,718	1,043,323
Inner Mongolia Yili Industrial Group Co., Ltd.–Class A	332,757	1,058,278
Kweichow Moutai Co., Ltd.–Class A	28,173	2,228,149
Midea Group Co., Ltd.–Class A	181,100	961,836
NetEase, Inc.–ADR	716	148,821
New Oriental Education & Technology Group, Inc.–ADR(a)	7,142	417,878
Ping An Insurance (Group) Co. of China Ltd.–Class H	245,500	2,323,403
Shandong Weigao Group Medical Polymer Co. Ltd.–Class H	1,060,000	947,545
Sinopharm Group Co. Ltd.–Class H	124,400	602,628
Tencent Holdings Ltd.	51,500	1,745,595
Vipshop Holdings Ltd.–ADR(a)	213,281	1,036,546
		16,110,868

Egypt–1.92%
Eastern Tobacco	1,184,405	1,063,453

India–3.81%
Housing Development Finance Corp. Ltd.	66,214	1,587,491
Zee Entertainment Enterprises Ltd.	85,694	524,258
		2,111,749

Indonesia–2.85%
PT Bank Central Asia Tbk	191,700	298,221
PT Bank Rakyat Indonesia (Persero) Tbk	2,324,100	482,496
PT Media Nusantara Citra Tbk	15,608,700	802,378
		1,583,095

Kenya–1.56%
East African Breweries Ltd.	509,200	867,785

	Shares	Value
Malaysia–0.74%
Genting Malaysia Bhd.	297,900	$320,108
Public Bank Bhd.	15,000	88,250
		408,358

Mexico–3.21%
Arca Continental S.A.B. de C.V.	198,300	995,734
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	9,208	783,325
		1,779,059

Nigeria–1.61%
Nigerian Breweries PLC	3,926,492	891,303

Philippines–1.24%
Bank of the Philippine Islands	448,740	689,793

Poland–1.53%
Benefit Systems S.A.(a)	3,727	848,911

Russia–7.14%
Moscow Exchange MICEX-RTS PJSC	963,872	1,286,163
Sberbank of Russia PJSC–ADR	51,219	598,750
Sberbank of Russia PJSC–ADR	102,211	1,201,422
Yandex N.V.–Class A(a)	29,118	877,325
		3,963,660

South Africa–5.11%
AVI Ltd.	12,710	86,155
Clicks Group Ltd.	34,567	440,508
Naspers Ltd.–Class N	13,188	2,309,948
		2,836,611

South Korea–8.42%
Amorepacific Corp.–Preference Shares	10,345	814,892
CJ ENM Co., Ltd.	420	83,523
Muhak Co., Ltd.	78,443	803,644
NAVER Corp.	7,478	754,690
Samsung Electronics Co., Ltd.–Preference Shares	70,390	2,218,131
		4,674,880

Taiwan–5.46%
King Slide Works Co., Ltd.	72,000	751,901
Taiwan Semiconductor Manufacturing Co., Ltd.	307,000	2,280,898
		3,032,799

Thailand–4.27%
Kasikornbank PCL	155,800	939,246
Sea Ltd.–ADR(a)	35,910	468,626
Thai Beverage PCL	2,130,900	963,639
		2,371,511

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco  Emerging Markets Equity Fund

	Shares	Value
Turkey–1.11%
Ulker Biskuvi Sanayi A.S.	231,607	$614,494
Total Common Stocks & Other Equity Interests (Cost $65,332,222)		54,084,597

Money Market Funds–1.31%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(b)	254,709	254,709
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(b)	181,847	181,883
Invesco Treasury Portfolio–Institutional Class, 2.09%(b)	291,096	291,096
Total Money Market Funds (Cost $727,718)		727,688
TOTAL INVESTMENTS IN SECURITIES–98.76% (Cost $66,059,940)		54,812,285
OTHER ASSETS LESS LIABILITIES–1.24%		687,238
NET ASSETS–100.00%		$55,499,523

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco  Emerging Markets Equity Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $65,332,222)	$54,084,597
Investments in affiliated money market funds, at value (Cost $727,718)	727,688
Cash	41,973
Foreign currencies, at value (Cost $110,302)	109,747
Receivable for:
Investments sold	721,214
Fund shares sold	81,714
Dividends	59,402
Investment for trustee deferred compensation and retirement plans	20,766
Other assets	39,374
Total assets	55,886,475

Liabilities:
Payable for:
Investments purchased	101,210
Fund shares reacquired	153,676
Accrued fees to affiliates	36,567
Accrued trustees’ and officers’ fees and benefits	1,697
Accrued other operating expenses	72,223
Trustee deferred compensation and retirement plans	21,579
Total liabilities	386,952
Net assets applicable to shares outstanding	$55,499,523

Net assets consist of:
Shares of beneficial interest	$63,985,576
Distributable earnings	(8,486,053)
$55,499,523

Net Assets:
Class A	$27,579,656
Class C	$7,295,846
Class R	$2,077,358
Class Y	$16,696,640
Class R5	$1,623,189
Class R6	$226,834

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,593,997
Class C	984,883
Class R	273,719
Class Y	2,166,071
Class R5	210,574
Class R6	29,454
Class A:
Net asset value per share	$7.67
Maximum offering price per share
(Net asset value of $7.67 ÷ 94.50%)	$8.12
Class C:
Net asset value and offering price per share	$7.41
Class R:
Net asset value and offering price per share	$7.59
Class Y:
Net asset value and offering price per share	$7.71
Class R5:
Net asset value and offering price per share	$7.71
Class R6:
Net asset value and offering price per share	$7.70

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco  Emerging Markets Equity Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $121,571)	$1,235,452
Dividends from affiliated money market funds	23,687
Total investment income	1,259,139

Expenses:
Advisory fees	572,218
Administrative services fees	50,000
Custodian fees	66,671
Distribution fees:
Class A	85,456
Class C	91,242
Class R	12,557
Transfer agent fees — A, C, R and Y	139,394
Transfer agent fees — R5	125
Transfer agent fees — R6	11
Trustees’ and officers’ fees and benefits	21,384
Registration and filing fees	94,967
Reports to shareholders	19,138
Professional services fees	100,105
Other	19,701
Total expenses	1,272,969
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(423,914)
Net expenses	849,055
Net investment income	410,084

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $145,996)	6,551,484
Foreign currencies	(74,357)
6,477,127
Change in net unrealized appreciation (depreciation) of:
Investment securities	(20,187,295)
Foreign currencies	(155)
(20,187,450)
Net realized and unrealized gain (loss)	(13,710,323)
Net increase (decrease) in net assets resulting from operations	$(13,300,239)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco  Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$410,084	$84,389
Net realized gain	6,477,127	1,767,893
Change in net unrealized appreciation (depreciation)	(20,187,450)	6,895,427
Net increase (decrease) in net assets resulting from operations	(13,300,239)	8,747,709

Distributions to shareholders from distributable earnings:(1)
Class A	(26,509)	(11,076)
Class Y	(20,895)	(17,401)
Class R5	(4,874)	(4,962)
Class R6	(30)	(22,501)
Total distributions from distributable earnings	(52,308)	(55,940)

Share transactions–net:
Class A	10,481,220	8,005,020
Class C	2,454,337	2,423,355
Class R	375,244	449,330
Class Y	12,898,628	758,252
Class R5	4,821	4,962
Class R6	275,011	(7,195,831)
Net increase in net assets resulting from share transactions	26,489,261	4,445,088
Net increase in net assets	13,136,714	13,136,857

Net assets:
Beginning of year	42,362,809	29,225,952
End of year	$55,499,523	$42,362,809

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

14                         Invesco  Emerging Markets Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco  Emerging Markets Equity Fund

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco  Emerging Markets Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785
Over $10 billion	0.76%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $284,384 and reimbursed class level expenses of $79,469, $21,212, $5,839, $30,726, $125 and $11 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $26,674 in front-end sales commissions from the sale of Class A shares and $788 and $1,426 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco  Emerging Markets Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Argentina	$993,943	$—	$—	$993,943
Brazil	6,051,800	—	—	6,051,800
Chile	3,190,525	—	—	3,190,525
China	7,109,492	9,001,376	—	16,110,868
Egypt	1,063,453	—	—	1,063,453
India	—	2,111,749	—	2,111,749
Indonesia	298,221	1,284,874	—	1,583,095
Kenya	867,785	—	—	867,785
Malaysia	—	408,358	—	408,358
Mexico	1,779,059	—	—	1,779,059
Nigeria	891,303	—	—	891,303
Philippines	—	689,793	—	689,793
Poland	848,911	—	—	848,911
Russia	1,476,075	2,487,585	—	3,963,660
South Africa	526,663	2,309,948	—	2,836,611
South Korea	—	4,674,880	—	4,674,880
Taiwan	—	3,032,799	—	3,032,799
Thailand	468,626	1,902,885	—	2,371,511
Turkey	—	614,494	—	614,494
Money Market Funds	727,688	—	—	727,688
Total Investments	$26,293,544	$28,518,741	$—	$54,812,285

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,148.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

18                         Invesco  Emerging Markets Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$52,308	$55,940

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$182,127
Undistributed long-term gain	2,625,048
Net unrealized appreciation (depreciation) — investments	(11,273,170)
Net unrealized appreciation (depreciation) — foreign currencies	(810)
Temporary book/tax differences	(19,248)
Shares of beneficial interest	63,985,576
Total net assets	$55,499,523

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales .

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $87,496,902 and $61,188,825, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$709,456
Aggregate unrealized (depreciation) of investments	(11,982,626)
Net unrealized appreciation (depreciation) of investments	$(11,273,170)

Cost of investments for tax purposes is $66,085,455.

19                         Invesco  Emerging Markets Equity Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign taxes and foreign currency transactions, on October 31, 2018, undistributed net investment income was decreased by $220,353 and undistributed net realized gain was increased by $220,353. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	2,894,364	$28,256,246	1,833,147	$14,913,268
Class C	648,178	6,195,402	439,256	3,483,436
Class R	153,410	1,471,972	110,874	878,616
Class Y	2,160,435	19,944,351	709,532	5,538,744
Class R6	32,019	310,085	51,683	344,289

Issued as reinvestment of dividends:
Class A	2,661	25,488	1,567	10,624
Class Y	2,036	19,542	2,442	16,585
Class R5	501	4,821	723	4,962
Class R6	—	—	3,309	22,501

Reacquired:
Class A	(1,916,105)	(17,800,514)	(885,522)	(6,918,872)
Class C	(415,101)	(3,741,065)	(139,344)	(1,060,081)
Class R	(117,506)	(1,096,728)	(51,809)	(429,286)
Class Y	(758,662)	(7,065,265)	(629,373)	(4,797,077)
Class R6(b)	(3,855)	(35,074)	(976,786)	(7,562,621)
Net increase in share activity	2,682,375	$26,489,261	469,699	$4,445,088

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	On May 1, 2017, 850,367 Class R6 shares valued at $6,658,374 were redeemed by affiliated mutual funds.

20                         Invesco  Emerging Markets Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$9.30	$0.07	$(1.69)	$(1.62)	$(0.01)	$7.67	(17.45)%	$27,580	1.33	%(d)	2.03	%(d)	0.73	%(d)	104%
Year ended 10/31/17	7.13	0.03	2.15	2.18	(0.01)	9.30	30.57	24,297	1.36		2.45		0.30		57
Year ended 10/31/16	6.53	0.02	0.58	0.60	—	7.13	9.19	11,855	1.66		2.59		0.33		47
Year ended 10/31/15	7.58	0.02	(1.04)	(1.02)	(0.03)	6.53	(13.45)	10,516	1.85		2.58		0.23		97
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	7.58	0.44	10,654	1.85		2.57		0.74		94
Class C
Year ended 10/31/18	9.04	(0.00)	(1.63)	(1.63)	—	7.41	(18.03)	7,296	2.08	(d)	2.78	(d)	(0.02	)(d)	104
Year ended 10/31/17	6.97	(0.03)	2.10	2.07	—	9.04	29.70	6,793	2.11		3.20		(0.45)		57
Year ended 10/31/16	6.43	(0.03)	0.57	0.54	—	6.97	8.40	3,149	2.41		3.34		(0.42)		47
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	6.43	(14.15)	2,572	2.60		3.33		(0.52)		97
Year ended 10/31/14	7.55	(0.00)	(0.03)	(0.03)	(0.03)	7.49	(0.40)	2,825	2.60		3.32		(0.01)		94
Class R
Year ended 10/31/18	9.21	0.05	(1.67)	(1.62)	—	7.59	(17.59)	2,077	1.58	(d)	2.28	(d)	0.48	(d)	104
Year ended 10/31/17	7.07	0.00	2.14	2.14	—	9.21	30.27	2,190	1.61		2.70		0.05		57
Year ended 10/31/16	6.50	0.01	0.56	0.57	—	7.07	8.77	1,263	1.91		2.84		0.08		47
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	6.50	(13.71)	1,188	2.10		2.83		(0.02)		97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	7.55	0.17	1,341	2.10		2.82		0.49		94
Class Y
Year ended 10/31/18	9.33	0.09	(1.69)	(1.60)	(0.02)	7.71	(17.17)	16,697	1.08	(d)	1.78	(d)	0.98	(d)	104
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	9.33	30.94	7,111	1.11		2.20		0.55		57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	7.15	9.49	4,858	1.41		2.34		0.58		47
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	6.53	(13.28)	3,607	1.60		2.33		0.48		97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	7.59	0.60	3,295	1.60		2.32		0.99		94
Class R5
Year ended 10/31/18	9.33	0.09	(1.69)	(1.60)	(0.02)	7.71	(17.16)	1,623	1.08	(d)	1.55	(d)	0.98	(d)	104
Year ended 10/31/17	7.15	0.04	2.16	2.20	(0.02)	9.33	30.94	1,960	1.10		1.91		0.56		57
Year ended 10/31/16	6.53	0.04	0.58	0.62	—	7.15	9.49	1,497	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	6.53	(13.40)	885	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	7.60	0.74	896	1.60		2.02		0.99		94
Class R6
Year ended 10/31/18	9.32	0.09	(1.69)	(1.60)	(0.02)	7.70	(17.18)	227	1.08	(d)	1.55	(d)	0.98	(d)	104
Year ended 10/31/17	7.15	0.04	2.15	2.19	(0.02)	9.32	30.80	12	1.10		1.91		0.56		57
Year ended 10/31/16	6.54	0.04	0.57	0.61	—	7.15	9.33	6,604	1.41		1.99		0.58		47
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	6.54	(13.26)	7,171	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	7.60	0.73	8,116	1.60		2.00		0.99		94

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $34,182, $9,124, $2,511, $13,216, $1,990 and $175 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

NOTE 12—Subsequent Event

Effective on or about November 1, 2018, the Board of Trustees of the Trust approved changes to the Fund’s name to Invesco Emerging Markets Select Equity Fund, principal investment strategies and portfolio managers.

21                         Invesco  Emerging Markets Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Emerging Markets Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco  Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$788.30	$5.99	$1,018.50	$6.77	1.33%
C	1,000.00	785.80	9.36	1,014.72	10.56	2.08
R	1,000.00	788.20	7.12	1,017.24	8.03	1.58
Y	1,000.00	790.00	4.87	1,019.76	5.50	1.08
R5	1,000.00	790.00	4.87	1,019.76	5.50	1.08
R6	1,000.00	789.70	4.87	1,019.76	5.50	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco  Emerging Markets Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Select Equity Fund formerly known as Invesco Emerging Markets Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that the Fund’s performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods and reasonably comparable to the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for

24                         Invesco  Emerging Markets Equity Fund

Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco  Emerging Markets Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	100.00%
Corporate Dividends Received Deduction*	0.47%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco  Emerging Markets Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco  Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco  Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco  Emerging Markets Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco  Emerging Markets Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EME-AR-1	12202018	1233

Annual Report to Shareholders	October 31, 2018

Invesco Emerging Markets Flexible Bond Fund
Nasdaq:
A: IAEMX ∎ C: ICEMX ∎ R: IREMX ∎ Y: IYEMX ∎ R5: IIEMX ∎ R6: IFEMX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Emerging Markets Flexible Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Emerging Markets Flexible Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Emerging Markets Flexible Bond Fund (the Fund), at net asset value (NAV), underperformed the 3-Month USD LIBOR Index, the Fund’s style-specific index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-10.09%
Class C Shares	-10.77
Class R Shares	-10.33
Class Y Shares	-9.85
Class R5 Shares	-9.85
Class R6 Shares	-9.88
JP Morgan EMBI Global Diversified Index▼ (Broad Market Index)	-4.39
3-Month USD LIBOR Index⬛ (Style-Specific Index)	2.11
Lipper Emerging Markets Hard Currency Debt Funds Index◆ (Peer Group Index)	-5.69

Source(s): ▼FactSet Research Systems Inc.; ⬛Bloomberg L.P.; ◆Lipper Inc.

Market conditions and your Fund

Following two years of strong performance, emerging markets debt posted negative returns over the fiscal year. Hard currency sovereign debt returned -4.39%, corporate debt was down -1.86% and local currency debt returned -6.58%.1 For both credit asset classes, returns were driven in part by credit spread widening. However, the primary driver of negative returns was an increase in US interest rates. The 10-year US treasury yield ended at 3.15% – 77 bps higher than the beginning of the fiscal year.2 High yield rated bonds under-

Portfolio Composition
By industry	% of total net assets

Sovereign Debt	45.6%
Other Diversified Financial Services	7.7
Diversified Banks	6.2
Wireless Telecommunication Services	4.3
Real Estate Development	3.9
Oil & Gas Exploration & Production	3.9
Integrated Oil & Gas	2.6
Electric Utilities	2.4
Diversified Chemicals	2.2
Independent Power Producers & Energy Traders	2.1
Diversified Metals & Mining	1.9
Marine Ports & Services	1.4
Consumer Finance	1.4
IT Consulting & Other Services	1.0
Industry Type Each Less Than 1% of Portfolio	6.0
Money Market Funds Plus Other Assets Less Liabilities	7.4

performed the investment grade segment of the market for sovereign and corporate debt. For local currency debt, the primary driver of negative returns was the US dollar’s appreciation versus emerging markets currencies.

    Heading into the fiscal year, emerging markets had experienced abnormally low volatility and strong inflows into the asset class driven by a global hunt for yield. Retail fund flows continued through January 2018 until a period of broad market volatility and rising US rates sparked a sell-off from emerging markets debt. During spring 2018, widening growth differentials between the US and other

Top Five Debt Issuers*
	% of total net assets

1.	Mexican Bonos	4.8%
2.	Argentine Republic Government International Bond	4.6
3.	Indonesia Treasury Bond	3.3
4.	Bonos de la Tesoreria de la Republica en pesos	3.0
5.	Romania Government Bond	2.7

Total Net Assets	$37.3 million

Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

developed market economies drove the US dollar and US rates higher, tightening financial conditions for emerging markets in the process. A knock-on effect of higher US rates and a stronger US dollar increased hedging costs for non-US based investors who did not wish to take US dollar currency risk. As many emerging markets investors fell into this category, the asset class suffered further as investors continued to withdraw funds. Moving into the summer, monetary policy missteps in Argentina and Turkey led to significant pressure on currency and credit markets in those countries as well as fears over broader contagion within emerging markets. Additional concerns were alighted by US trade tensions with Mexico and China, sanctions risk in Russia and Turkey, and a heavy political calendar in Latin America.

    For the fiscal year, the Fund under-performed its style-specific benchmark. Local currency debt was the biggest detractor from relative Fund performance at the asset class level. On a country basis, Brazil, Argentina, Indonesia and Mexico were the laggards and detracted from relative Fund returns for the fiscal year.

    At the close of the fiscal year, we believed the sell-off resulted in value creation in segments of the market. Our belief is that some countries were unjustifiably impacted by concerns over the tightening in US dollar-funding conditions. Therefore, we saw an opportunity to add exposure to these select markets. In our view, stability in Argentina and Turkey alone should give way to an emerging markets asset-price recovery. Additionally, we believe the recent market-friendly election result in Brazil at the close of the fiscal year should have the same effect if we see a move towards pension and fiscal reform. At the same time, we acknowledged uncertainties related to policy orientation during the recent emerging markets election cycle, which we believe will continue with elections in Argentina, Indonesia and South Africa in focus. Our opinion is that policy easing efforts in China during the fiscal year, stability in the renminbi, along with indications of broader stability in the US dollar (and US funding conditions), could provide much needed support to emerging markets fixed income. In our view, the importance of these macroeconomic drivers cannot be overstated for broad emerging markets performance.

4	Invesco Emerging Markets Flexible Bond Fund

    Please note that our strategy is implemented with derivative instruments. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because US interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for your investment in Invesco Emerging Markets Flexible Bond Fund.

1	Source: J.P. Morgan
2	Source: US Department of the Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Rashique Rahman Portfolio Manager, is lead manager of Invesco Emerging Markets Flexible Bond Fund. Mr. Rahman is the Head
of Emerging Markets for Invesco Fixed Income. He joined Invesco in 2014. Mr. Rahman did undergraduate work at the University of California, Los Angeles, and earned an MA and an MBA from Columbia University.

Michael Hyman Portfolio Manager, is manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2013.
Mr. Hyman earned a BSE in finance from Pennsylvania State University and an MBA from the Stern School of Business at New York University.

Rob Turner Portfolio Manager, is manager of Invesco Emerging Markets Flexible Bond Fund. He joined Invesco in 2017.
Mr. Turner earned a BA with a focus in political science from the University of Arizona and an MBA from Georgia State University.

5                          Invesco Emerging Markets Flexible Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 6/16/10

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

3 Source: Bloomberg L.P.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Emerging Markets Flexible Bond Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-1.52%
5 Years	-5.69
1 Year	-13.93

Class C Shares
Inception (6/16/10)	-1.76%
5 Years	-5.59
1 Year	-11.63

Class R Shares
Inception (6/16/10)	-1.28%
5 Years	-5.12
1 Year	-10.33

Class Y Shares
Inception (6/16/10)	-0.77%
5 Years	-4.62
1 Year	-9.85

Class R5 Shares
Inception (6/16/10)	-0.76%
5 Years	-4.60
1 Year	-9.85

Class R6 Shares
Inception	-0.85%
5 Years	-4.63
1 Year	-9.88

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.25%, 2.00%, 1.50%, 1.00%, 1.00% and 1.00%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-1.29%
5 Years	-4.86
1 Year	-11.90

Class C Shares
Inception (6/16/10)	-1.54%
5 Years	-4.78
1 Year	-9.66

Class R Shares
Inception (6/16/10)	-1.05%
5 Years	-4.31
1 Year	-8.20

Class Y Shares
Inception (6/16/10)	-0.55%
5 Years	-3.82
1 Year	-7.73

Class R5 Shares
Inception (6/16/10)	-0.54%
5 Years	-3.79
1 Year	-7.73

Class R6 Shares
Inception	-0.61%
5 Years	-3.79
1 Year	-7.73

Class R5 and Class R6 shares was 1.93%, 2.68%, 2.18%, 1.68%, 1.33% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Emerging Markets Flexible Bond Fund

Invesco Emerging Markets Flexible Bond Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment
of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune

8	Invesco Emerging Markets Flexible Bond Fund

time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments continued on page 10

9	Invesco Emerging Markets Flexible Bond Fund

continued from page 9

prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company

Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/ or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.

About indexes used in this report

∎	The JP Morgan EMBI Global Diversified Index is an unmanaged index that tracks the traded market for US-dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
∎	The 3-Month USD LIBOR Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.
∎	The Lipper Emerging Markets Hard Currency Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco Emerging Markets Flexible Bond Fund

Consolidated Schedule of Investments

October 31, 2018

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–72.99%
Angola–1.35%
Angolan Government International Bond, REGS, Sr. Unsec. Euro Notes, 9.38%, 05/08/2048(a)	$500,000	$504,013

Argentina–4.57%
Argentine Republic Government International Bond, Sr. Unsec. Global Bonds, 6.63%, 07/06/2028	1,050,000	841,836
6.88%, 01/26/2027	450,000	377,831
7.50%, 04/22/2026	550,000	484,275
		1,703,942

Brazil–3.62%
Banco BTG Pactual S.A., Sr. Unsec. Notes, 5.50%, 01/31/2023(a)	271,000	262,703
Brazilian Government International Bond, Sr. Unsec. Global Notes, 4.63%, 01/13/2028	419,000	394,384
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	330,000	306,075
7.25%, 03/17/2044	400,000	387,250
		1,350,412

Canada–1.03%
Gran Tierra Energy International Holdings Ltd., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2025(a)	400,000	384,000

Chile–0.74%
Empresa Nacional del Petroleo, Sr. Unsec. Notes, 5.25%, 11/06/2029(a)	276,000	275,138

China–6.12%
Alibaba Group Holding Ltd., Sr. Unsec. Global Notes, 4.20%, 12/06/2047	350,000	303,539
Country Garden Holdings Co. Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.13%, 01/17/2025(a)	250,000	196,858
Envision Energy Overseas Capital Co. Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 7.50%, 04/26/2021(a)	200,000	156,473
Franshion Brilliant Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.88%(a)(b)	350,000	295,769

	Principal Amount	Value
China–(continued)
Longfor Group Holdings Ltd., REGS, Sr. Unsec. Euro Bonds, 4.50%, 01/16/2028(a)	$350,000	$296,547
Minmetals Bounteous Finance (BVI) Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 3.50%, 07/30/2020(a)	400,000	396,729
Ronshine China Holdings Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.95%, 12/08/2018(a)(c)	300,000	298,798
Shimao Property Holdings Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 5.20%, 01/30/2025(a)	400,000	339,331
		2,284,044

Colombia–2.12%
Colombia Government International Bond, Sr. Unsec. Global Notes, 3.88%, 04/25/2027	200,000	190,850
Ecopetrol S.A., Sr. Unsec. Global Notes, 5.38%, 06/26/2026	200,000	202,440
GeoPark Ltd., REGS, Sr. Sec. First Lien Euro Notes, 6.50%, 09/21/2024(a)	400,000	399,500
		792,790

Costa Rica–0.38%
Instituto Costarricense de Electricidad, REGS, Sr. Unsec. Euro Notes, 6.38%, 05/15/2043(a)	200,000	142,750

Dominican Republic–1.60%
Dominican Republic International Bond, Sr. Unsec. Notes, 6.00%, 07/19/2028(a)	600,000	596,250

El Salvador–1.09%
El Salvador Government International Bond, Sr. Unsec. Notes, 8.63%, 02/28/2029(a)	127,000	129,540
REGS, Sr. Unsec. Euro Notes, 7.65%, 06/15/2035(a)	300,000	276,375
		405,915

Guatemala–0.52%
Industrial Senior Trust, REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(a)	200,000	195,750

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
India–1.95%
Vedanta Resources PLC, Sr. Unsec. Notes, 6.13%, 08/09/2024(a)	$269,000	$238,696
REGS, Sr. Unsec. Euro Notes, 6.13%, 08/09/2024(a)	550,000	488,039
		726,735

Indonesia–1.08%
Indika Energy Capital III Pte. Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.88%, 11/09/2024(a)	250,000	224,208
Perusahaan Listrik Negara PT, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.13%, 05/15/2027(a)	200,000	180,506
		404,714

Israel–0.21%
Teva Pharmaceutical Finance Netherlands III B.V., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	77,000	76,716

Jamaica–2.41%
Jamaica Government International Bond, Sr. Unsec. Global Notes, 6.75%, 04/28/2028	505,000	549,819
7.88%, 07/28/2045	300,000	350,250
		900,069

Jordan–0.85%
Jordan Government International Bond, Sr. Unsec. Bonds, 7.38%, 10/10/2047(a)	350,000	317,867

Kazakhstan–1.09%
KazMunayGas National Co. JSC, REGS, Sr. Unsec. Euro Notes, 6.38%, 10/24/2048(a)	400,000	407,279

Kenya–0.76%
Kenya Government International Bond, REGS, Sr. Unsec. Euro Notes, 7.25%, 02/28/2028(a)	300,000	283,698

Lebanon–2.29%
Lebanon Government International Bond, Sr. Unsec. Medium-Term Euro Notes, 6.40%, 05/26/2023	300,000	261,024
Sr. Unsec. Medium-Term Global Notes, 5.50%, 04/23/2019	400,000	395,766
REGS, Sr. Unsec. Medium-Term Global Euro Notes, 6.00%, 05/20/2019(a)	200,000	197,840
		854,630

	Principal Amount	Value
Mexico–9.24%
América Móvil, S.A.B. de C.V., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/16/2019	$200,000	$203,094
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, Unsec. Sub. Notes, 5.95%, 10/01/2028(a)	200,000	200,646
Cometa Energia, S.A. de C.V., REGS, Sr. Sec. Gtd. Euro Notes, 6.38%, 04/24/2035(a)	246,750	239,298
Sr. Sec. Gtd. Notes, 6.38%, 04/24/2035(a)	222,075	215,368
Comisión Federal de Electricidad, REGS, Sr. Unsec. Euro Notes, 5.75%, 02/14/2042(a)	200,000	186,802
6.13%, 06/16/2045(a)	200,000	195,852
Controladora Mabe, S.A. de C.V., Sr. Unsec. Gtd. Notes, 5.60%, 10/23/2028(a)	300,000	288,750
Mexico City Airport Trust, REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(a)	350,000	277,375
Petróleos Mexicanos, Sr. Unsec. Gtd. Global Notes, 6.75%, 09/21/2047	410,000	354,199
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(a)	104,000	92,914
6.50%, 01/23/2029(a)	116,000	111,041
SixSigma Networks México, S.A. de C.V., Sr. Unsec. Gtd. Notes, 7.50%, 05/02/2025(a)	200,000	189,750
REGS, Sr. Unsec. Gtd. Euro Notes, 7.50%, 05/02/2025(a)	400,000	379,500
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Sr. Unsec. Gtd. Bonds, 7.25%, 09/27/2023(a)	250,000	242,563
Sr. Unsec. Notes, 7.38%, 02/12/2026(a)	290,000	271,513
		3,448,665

Namibia–0.48%
Namibia International Bonds, REGS, Sr. Unsec. Euro Notes, 5.25%, 10/29/2025(a)	200,000	180,830

Oman–3.34%
Oman Government International Bond, REGS, Sr. Unsec. Euro Notes, 4.75%, 06/15/2026(a)	350,000	323,118
OmGrid Funding Ltd., Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(a)	200,000	182,114
Oztel Holdings SPC Ltd., Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(a)	384,000	377,444
5.63%, 10/24/2023(a)	361,000	361,731
		1,244,407

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
Papua New Guinea–0.53%
Papua New Guinea Governement International Bond, Sr. Unsec. Notes, 8.38%, 10/04/2028(a)	$200,000	$198,750

Paraguay–0.52%
Paraguay Government International Bond, Sr. Unsec. Notes, 5.60%, 03/13/2048(a)	200,000	192,250

Peru–3.08%
Corp. Financiera de Desarrollo S.A., Sr. Unsec. Bonds, 3.25%, 07/15/2019(a)	600,000	600,239
Inkia Energy Ltd., REGS, Sr. Unsec. Euro Notes, 5.88%, 11/09/2027(a)	350,000	331,979
Peru Enhanced Pass-Through Finance Ltd., REGS, Class A-2, Sr. Sec. First Lien Pass Through. Ctfs., 0.00%, 06/02/2025(a)(d)	250,000	217,188
		1,149,406

Qatar–2.82%
Qatar Government International Bond, Sr. Unsec. Notes, 4.50%, 04/23/2028(a)	254,000	259,715
5.10%, 04/23/2048(a)	389,000	395,834
QNB Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 2.88%, 04/29/2020(a)	400,000	395,720
		1,051,269

Saudi Arabia–0.88%
Dar Al-Arkan Sukuk Co. Ltd., REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 03/21/2023(a)	350,000	327,919

Senegal–0.58%
Senegal Government International Bond, Unsec. Notes, 6.25%, 05/23/2033(a)	250,000	216,884

Singapore–0.67%
Puma International Financing S.A., Sr. Unsec. Gtd. Notes, 5.00%, 01/24/2026(a)	300,000	249,117

South Africa–4.60%
MTN (Mauritius) Investments Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.37%, 02/13/2022(a)	300,000	289,673

	Principal Amount	Value
South Africa–(continued)
Petra Diamonds US Treasury PLC, REGS, Sec. Gtd. Second Lien Euro Notes, 7.25%, 05/01/2022(a)	$300,000	$288,750
Sec. Gtd. Second Lien Notes, 7.25%, 05/01/2022(a)	340,000	327,250
Sasol Financing USA LLC, Sr. Unsec. Gtd. Global Notes, 5.88%, 03/27/2024	279,000	281,410
6.50%, 09/27/2028	521,000	528,287
		1,715,370

Sri Lanka–0.85%
Sri Lanka Government International Bond, REGS, Sr. Unsec. Euro Notes, 5.75%, 04/18/2023(a)	350,000	315,465

Supranational–1.62%
African Export-Import Bank (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 07/29/2019(a)	600,000	604,146

Turkey–6.64%
Akbank T.A.S., REGS, Unsec. Sub. Medium-Term Euro Notes, 7.20%, 03/16/2027(a)	350,000	298,094
Turkcell Iletisim Hizmetleri A.S., Sr. Unsec. Notes, 5.80%, 04/11/2028(a)	200,000	173,703
Turkey Government International Bond, Sr. Unsec. Global Bonds, 6.13%, 10/24/2028	200,000	178,822
Sr. Unsec. Global Notes, 7.25%, 12/23/2023	225,000	223,661
Turkiye Is Bankasi A.S., REGS, Unsec. Sub. Euro Notes, 7.85%, 12/10/2023(a)	230,000	195,023
7.00%, 06/29/2028(a)	270,000	201,566
6.00%, 10/24/2022(a)	500,000	411,638
Turkiye Vakiflar Bankasi T.A.O., REGS, Sr. Unsec. Global Notes, 5.50%, 10/27/2021(a)	450,000	405,787
Sr. Unsec. Notes, 5.75%, 01/30/2023(a)	450,000	389,591
		2,477,885

Ukraine–2.33%
Kernel Holding S.A., Sr. Unsec. Gtd. Notes, 8.75%, 01/31/2022(a)	343,000	345,523
Ukraine Government International Bond, Sr. Unsec. Notes, 8.99%, 02/01/2024(a)	200,000	198,625
9.75%, 11/01/2028(a)	329,000	325,471
		869,619

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value
United Arab Emirates–1.03%
DP World Crescent Ltd., Sr. Unsec. Notes, 4.85%, 09/26/2028(a)		$200,000	$195,825
DP World Ltd., Sr. Unsec. Notes, 5.63%, 09/25/2048(a)		200,000	189,710
			385,535
Total U.S. Dollar Denominated Bonds & Notes (Cost $28,049,275)			27,234,229

Non-U.S. Dollar Denominated Bonds & Notes–19.59%(e)
Brazil–1.53%
Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/01/2025	BRL	2,030,000	572,074

Chile–3.02%
Bonos de la Tesorería General de la Republica en pesos, Sr. Unsec. Bonds, 5.00%, 03/01/2035	CLP	300,000,000	437,001
Unsec. Bonds, 4.50%, 03/01/2026	CLP	475,000,000	688,438
			1,125,439

Colombia–1.57%
Colombian Titulos De Tesoreria, Series B, Sr. Unsec. Bonds, 10.00%, 07/24/2024	COP	1,620,000,000	587,056

Czech Republic–0.41%
Czech Republic Government Bond, Series 94, REGS, Unsec. Bonds, 0.95%, 05/15/2030(a)	CZK	4,000,000	151,964

	Principal Amount		Value
Indonesia–3.30%
Indonesia Treasury Bond, Series FR63, Sr. Unsec. Bonds, 5.63%, 05/15/2023	IDR	8,375,000,000	$495,531
Series FR64, Sr. Unsec. Bonds, 6.13%, 05/15/2028	IDR	13,240,000,000	735,265
			1,230,796

Mexico–6.73%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 6.50%, 06/09/2022	MXN	25,000,000	1,150,234
7.50%, 06/03/2027	MXN	13,800,000	625,615
Mexico CETES, Sr. Unsec. Bills, 0.00%, 11/22/2018(d)	MXN	150,000,000	735,098
			2,510,947

Romania–2.67%
Romania Government Bond, Unsec. Bonds, 4.25%, 06/28/2023	RON	3,300,000	788,458
5.80%, 07/26/2027	RON	800,000	206,423
			994,881

United Arab Emirates–0.36%
DP World Ltd., Sr. Unsec. Notes, 2.38%, 09/25/2026(a)	EUR	120,000	135,429
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $7,786,946)			7,308,586

Options Purchased–0.01%
(Cost $3,774)(f)			4,934
TOTAL INVESTMENTS IN SECURITIES–92.59% (Cost $35,839,995)			34,547,749
OTHER ASSETS LESS LIABILITIES–7.41%			2,763,335
NET ASSETS–100.00%			$37,311,084

Investment Abbreviations:

BRL	– Brazilian Real
CLP	– Chilean Peso
COP	– Colombian Peso
Ctfs.	– Certificates

CZK	– Czech Koruna
EUR	– Euro
Gtd.	– Guaranteed
IDR	– Indonesian Rupiah

MXN	– Mexican Peso
REGS	– Regulation S
RON	– Romanian Leu
Sec.	– Secured

Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Consolidated Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $20,630,094, which represented 55.29% of the Fund’s Net Assets.

(b)	Perpetual bond with no specified maturity date.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at issue.
(e)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(f)	The table below details options purchased. See Notes 1M.

Open Over-The-Counter Foreign Currency Options Purchased — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
USD versus THB	Put	Citibank, N.A.	01/14/2019	THB	33.400	USD	695,000	$4,934
Total Foreign Currency Options Purchased (Cost $3,774)								$4,934

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/05/2018	Citibank, N.A.	BRL	1,580,000	USD	425,539	$979
11/05/2018	Citibank, N.A.	USD	422,609	BRL	1,580,000	1,951
11/05/2018	Goldman Sachs International	BRL	5,308,197	USD	1,433,127	6,767
11/05/2018	Goldman Sachs International	USD	1,385,581	BRL	5,308,197	40,778
11/30/2018	Bank of America, N.A.	CZK	17,074,000	USD	777,419	31,364
11/30/2018	Bank of America, N.A.	IDR	4,375,336,000	USD	290,720	3,910
11/30/2018	Bank of America, N.A.	USD	123,444	TRY	770,000	11,938
11/30/2018	Barclays Bank PLC	THB	13,500,000	USD	415,346	7,848
11/30/2018	Barclays Bank PLC	USD	727,842	IDR	11,165,000,000	4,041
11/30/2018	Barclays Bank PLC	USD	338,583	RUB	23,088,000	10,671
11/30/2018	Citibank, N.A.	COP	1,210,800,000	USD	392,098	16,502
11/30/2018	Citibank, N.A.	EUR	200,000	USD	236,202	9,182
11/30/2018	Citibank, N.A.	MXN	56,400,000	USD	2,970,214	205,207
11/30/2018	Citibank, N.A.	PEN	1,381,000	USD	414,715	5,509
11/30/2018	Citibank, N.A.	PLN	410,000	USD	111,370	4,466
11/30/2018	Citibank, N.A.	TRY	2,000,000	USD	357,357	5,715
11/30/2018	Citibank, N.A.	ZAR	6,330,000	USD	440,436	12,817
11/30/2018	Citibank, N.A.	USD	94,293	ARS	3,800,000	7,955
11/30/2018	Citibank, N.A.	USD	38,249	IDR	584,250,000	50
11/30/2018	Citibank, N.A.	USD	506,605	TRY	3,125,452	42,914
11/30/2018	Deutsche Bank AG	USD	188,032	TRY	1,100,000	5,371
11/30/2018	Goldman Sachs International	CLP	45,000,000	USD	68,393	3,720
11/30/2018	Goldman Sachs International	IDR	28,106,800,000	USD	1,871,609	29,166
11/30/2018	Goldman Sachs International	USD	248,403	ARS	9,917,500	18,451
11/30/2018	Goldman Sachs International	USD	407,959	ZAR	6,200,000	10,877
11/30/2018	Goldman Sachs International	ZAR	6,700,000	USD	460,482	7,869
11/30/2018	J.P. Morgan Chase Bank, N.A.	CLP	495,138,000	USD	737,032	25,434
11/30/2018	J.P. Morgan Chase Bank, N.A.	HUF	46,000,000	USD	166,659	5,932
11/30/2018	Morgan Stanley Bank, N.A.	PEN	2,250,000	USD	679,491	12,791
11/30/2018	Morgan Stanley Bank, N.A.	ZAR	8,650,000	USD	596,733	12,388
12/03/2018	Citibank, N.A.	RON	1,520,000	USD	380,619	11,794
12/03/2018	Goldman Sachs International	RON	5,989,950	USD	1,503,518	50,070
07/24/2019	Bank of America, N.A.	CNY	1,350,000	USD	197,123	3,423
Subtotal — Appreciation						627,850
11/05/2018	Barclays Bank PLC	BRL	5,430,000	USD	1,327,417	(131,672)
11/05/2018	Barclays Bank PLC	USD	1,460,580	BRL	5,430,000	(1,491)
11/30/2018	Bank of America, N.A.	USD	167,200	HUF	46,000,000	(6,473)
11/30/2018	Bank of America, N.A.	USD	278,766	ZAR	4,033,000	(6,320)
11/30/2018	Barclays Bank PLC	TRY	325,200	USD	49,668	(7,509)
11/30/2018	Barclays Bank PLC	USD	416,590	THB	13,500,000	(9,091)
11/30/2018	Citibank, N.A.	ARS	14,600,000	USD	391,079	(1,769)
11/30/2018	Citibank, N.A.	IDR	12,180,000,000	USD	788,070	(10,347)
11/30/2018	Citibank, N.A.	USD	149,846	COP	440,000,000	(13,356)
11/30/2018	Citibank, N.A.	USD	620,552	CZK	13,600,000	(26,295)
11/30/2018	Citibank, N.A.	USD	502,694	MXN	9,590,000	(32,545)
11/30/2018	Citibank, N.A.	USD	359,879	PEN	1,193,000	(6,380)
11/30/2018	Citibank, N.A.	USD	112,495	PLN	410,000	(5,591)
11/30/2018	Citibank, N.A.	USD	573,923	ZAR	8,337,000	(10,723)
11/30/2018	Goldman Sachs International	RUB	23,088,000	USD	339,092	(10,162)
11/30/2018	Goldman Sachs International	TRY	2,670,251	USD	466,129	(3,357)
11/30/2018	Goldman Sachs International	USD	715,250	IDR	10,600,000,000	(20,404)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Emerging Markets Flexible Bond Fund

Open Forward Foreign Currency Contracts–(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
		Deliver		Receive
11/30/2018	Goldman Sachs International	USD	206,910	MXN	3,880,000	$(16,694)
11/30/2018	J.P. Morgan Chase Bank, N.A.	USD	234,535	CLP	160,000,000	(4,588)
11/30/2018	Morgan Stanley Bank, N.A.	USD	206,014	COP	620,000,000	(13,687)
11/30/2018	Morgan Stanley Bank, N.A.	USD	736,741	PEN	2,438,000	(14,334)
12/03/2018	Citibank, N.A.	USD	730,815	RON	2,975,000	(8,937)
12/03/2018	Goldman Sachs International	USD	82,631	RON	337,000	(858)
12/04/2018	Citibank, N.A.	BRL	2,160,197	USD	578,676	(107)
12/04/2018	Citibank, N.A.	USD	187,054	BRL	695,000	(842)
07/24/2019	Bank of America, N.A.	USD	196,736	CNY	1,350,000	(3,035)
10/31/2019	Goldman Sachs International	CNY	1,365,234	USD	195,000	(980)
Subtotal — Depreciation						(367,547)
Total Foreign Currency Contracts — Currency Risk						$260,303

Currency Abbreviations:

ARS	– Argentine Peso
BRL	– Brazilian Real
CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colombian Peso
CZK	– Czech Koruna
EUR	– Euro
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
MXN	– Mexican Peso
PEN	– Peruvian Sol
PLN	– Poland Zloty
RON	– Romanian Leu
RUB	– Russian Ruble
THB	– Thailand Baht
TRY	– Turkish Lira
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $35,839,995)	$34,547,749
Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	627,850
Cash	467,504
Foreign currencies, at value (Cost $976,845)	993,247
Receivable for:
Investments sold	1,419,808
Dividends and interest	500,905
Fund shares sold	200
Fund expenses absorbed	6,871
Investment for trustee deferred compensation and retirement plans	27,279
Other assets	38,412
Total assets	38,629,825

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	367,547
Payable for:
Investments purchased	804,765
Fund shares repurchased	11,248
Accrued fees to affiliates	6,470
Accrued trustees’ and officers’ fees and benefits	1,687
Accrued other operating expenses	98,618
Trustee deferred compensation and retirement plans	28,406
Total liabilities	1,318,741
Net assets applicable to shares outstanding	$37,311,084

Net assets applicable consist of:
Shares of beneficial interest	$43,291,904
Distributable earnings	(5,980,820)
$37,311,084

Net Assets:
Class A	$3,434,411
Class C	$946,072
Class R	$90,345
Class Y	$1,116,334
Class R5	$5,919
Class R6	$31,718,003

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	593,375
Class C	163,379
Class R	15,627
Class Y	192,889
Class R5	1,023
Class R6	5,487,396
Class A:
Net asset value per share	$5.79
Maximum offering price per share
(Net asset value of $5.79 ÷ 95.75%)	$6.05
Class C:
Net asset value and offering price per share	$5.79
Class R:
Net asset value and offering price per share	$5.78
Class Y:
Net asset value and offering price per share	$5.79
Class R5:
Net asset value and offering price per share	$5.79
Class R6:
Net asset value and offering price per share	$5.78

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Operations

For the year ended October 31, 2018

Investment income:
Interest (net of foreign withholding taxes of $29,087)	$2,913,247
Dividends from affiliated money market funds	55,485
Total investment income	2,968,732

Expenses:
Advisory fees	366,554
Administrative services fees	50,000
Custodian fees	44,316
Distribution fees:
Class A	10,466
Class B	155
Class C	12,569
Class R	763
Transfer agent fees — A, B, C, R & Y	23,088
Transfer agent fees — R6	149
Trustees’ and officers’ fees and benefits	20,884
Registration and filing fees	87,764
Reports to shareholders	19,226
Professional services fees	81,347
Other	44,159
Total expenses	761,440
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(254,245)
Net expenses	507,195
Net investment income	2,461,537

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(3,799,322)
Foreign currencies	(53,577)
Forward foreign currency contracts	(446,354)
Futures contracts	(22,482)
Option contracts written	28,112
Swap agreements	(228,494)
(4,522,117)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,721,684)
Foreign currencies	21,796
Forward foreign currency contracts	(45,517)
Futures contracts	42,905
Option contracts written	(958)
Swap agreements	111,508
(2,591,950)
Net realized and unrealized gain (loss)	(7,114,067)
Net increase (decrease) in net assets resulting from operations	$(4,652,530)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$2,461,537	$3,383,259
Net realized gain (loss)	(4,522,117)	(374,815)
Change in net unrealized appreciation (depreciation)	(2,591,950)	1,078,584
Net increase (decrease) in net assets resulting from operations	(4,652,530)	4,087,028

Distributions to shareholders from distributable earnings(1):
Class A	(130,497)	(163,006)
Class B	—	(2,408)
Class C	(29,725)	(34,538)
Class R	(4,149)	(9,158)
Class Y	(70,981)	(46,029)
Class R5	(219)	(266)
Class R6	(1,376,683)	(2,155,646)
Total distributions from distributable earnings	(1,612,254)	(2,411,051)

Return on capital:
Class A	(39,740)	—
Class C	(11,932)	—
Class R	(1,449)	—
Class Y	(19,145)	—
Class R5	(61)	—
Class R6	(391,475)	—
Total return of capital	(463,802)	—

Share transactions-net:
Class A	(803,791)	(467,124)
Class B	(68,467)	(54,285)
Class C	(95,207)	(4,002)
Class R	(176,276)	11,179
Class Y	(553,789)	1,593,643
Class R6	(12,148,670)	(12,694,404)
Net increase (decrease) in net assets resulting from share transactions	(13,846,200)	(11,614,993)
Net increase (decrease) in net assets	(20,574,786)	(9,939,016)

Net assets:
Beginning of year	57,885,870	67,824,886
End of year	$37,311,084	$57,885,870

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Consolidated Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Flexible Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized

19                         Invesco Emerging Markets Flexible Bond Fund

by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

20                         Invesco Emerging Markets Flexible Bond Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

21                         Invesco Emerging Markets Flexible Bond Fund

I.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of

22                         Invesco Emerging Markets Flexible Bond Fund

option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
N.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

23                         Invesco Emerging Markets Flexible Bond Fund

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

O.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

P.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.75%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 1.99% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $231,008 and reimbursed class level expenses of $12,463, $46, $3,742, $454, $6,004 and $149 of Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.

24                         Invesco Emerging Markets Flexible Bond Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $785 in front-end sales commissions from the sale of Class A shares and $345 and $90 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$27,234,229	$—	$27,234,229
Non-U.S. Dollar Denominated Bonds & Notes	—	7,308,586	—	7,308,586
Options Purchased	—	4,934	—	4,934
Total Investments in Securities	—	34,547,749	—	34,547,749
Other Investments — Assets*
Forward Foreign Currency Contracts	—	627,850	—	627,850
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(367,547)	—	(367,547)
Total Other Investments	—	260,303	—	260,303
Total Investments	$—	$34,808,052	$—	$34,808,052

*	Unrealized appreciation (depreciation).

25                         Invesco Emerging Markets Flexible Bond Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Assets	Currency Risk
Options purchased, at value — OTC(a)	$4,934
Unrealized appreciation on forward foreign currency contracts outstanding	627,850
Total Derivative Assets	632,784
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$632,784

Value
Derivative Liabilities	Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(367,547)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(367,547)

(a)	Options purchased, at value, as reported in the Consolidated Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets			Financial Derivative Liabilities	Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount
Counterparty	Forward Foreign Currency Contracts	Options Purchased	Total Assets	Forward Foreign Currency Contracts		Non-Cash	Cash
Parent
Bank of America, N.A.	$50,635	$—	$50,635	$(15,828)	$34,807	$—	$—	$34,807
Barclays Bank PLC	22,560	—	22,560	(149,763)	(127,203)	—	—	(127,203)
Citibank, N.A.	325,041	4,934	329,975	(116,892)	213,083	—	—	213,083
Deutsche Bank AG	5,371	—	5,371	—	5,371	—	—	5,371
Goldman Sachs International	167,698	—	167,698	(52,455)	115,243	—	—	115,243
J.P. Morgan Chase Bank N.A.	31,366	—	31,366	(4,588)	26,778	—	—	26,778
Morgan Stanley Bank, N.A.	25,179	—	25,179	(28,021)	(2,842)	—	—	(2,842)
Total	$627,850	$4,934	$632,784	$(367,547)	$265,237	$—	$—	$265,237

26                         Invesco Emerging Markets Flexible Bond Fund

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(446,354)	$—	$(446,354)
Futures contracts	(25,730)	—	—	3,248	(22,482)
Options purchased(a)	—	—	(89,605)	148,002	58,397
Options written	—	—	28,112	—	28,112
Swap agreements	—	(15,600)	—	(212,894)	(228,494)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	(45,517)	—	(45,517)
Futures contracts	528	—	—	42,377	42,905
Options purchased(a)	—	—	28,610	(17,340)	11,270
Options written	—	—	(958)	—	(958)
Swap agreements	—	(23,905)	—	135,413	111,508
Total	$(25,202)	$(39,505)	$(525,712)	$98,806	$(491,613)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the three month average notional value of futures contracts, twelve month average notional value of forward foreign currency contracts, ten month average notional value of options purchased and eight month average notional value of options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$45,699,284	$7,691,711	$3,108,691	$1,700,000	$10,344,319

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $379.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

27                         Invesco Emerging Markets Flexible Bond Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,612,254	$2,411,051
Return of capital	463,802	—
Total distributions	$2,076,056	$2,411,051

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation (depreciation) — investments	$(1,663,049)
Net unrealized appreciation — foreign currencies	8,815
Temporary book/tax differences	(25,634)
Capital loss carryforward	(4,300,952)
Shares of beneficial interest	43,291,904
Total net assets	$37,311,084

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, straddles and foreign currency contracts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$2,645,329	$1,655,623	$4,300,952

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $111,733,170 and $122,517,659, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$804,451
Aggregate unrealized (depreciation) of investments	(2,467,500)
Net unrealized appreciation (depreciation) of investments	$(1,663,049)

Cost of investments for tax purposes is $36,471,101.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and return of capital distributions, on October 31, 2018, undistributed net investment income was decreased by $1,206,694, undistributed net realized gain (loss) was increased by $1,706,070 and shares of beneficial interest was decreased by $499,376. This reclassification had no effect on the net assets of the Fund.

28                         Invesco Emerging Markets Flexible Bond Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	152,537	$990,105	231,935	$1,537,198
Class B(b)	—	—	4,146	27,896
Class C	85,800	570,891	57,250	378,197
Class R	2,305	14,868	5,432	35,646
Class Y	121,362	779,423	319,698	2,114,044
Class R6	486,839	3,083,982	2,029	13,232

Issued as reinvestment of dividends:
Class A	23,667	147,792	19,843	130,341
Class B(b)	42	280	320	2,095
Class C	4,371	27,284	4,072	26,779
Class R	846	5,353	1,353	8,886
Class Y	8,469	52,556	4,509	29,792
Class R6	282,356	1,767,650	329,038	2,155,646

Conversion of Class B shares to Class A shares:(c)
Class A	9,784	65,942	8,303	54,831
Class B	(9,790)	(65,942)	(8,306)	(54,831)

Reacquired:
Class A	(312,825)	(2,007,630)	(332,849)	(2,189,494)
Class B(b)	(420)	(2,805)	(4,555)	(29,445)
Class C	(108,717)	(693,382)	(62,177)	(408,978)
Class R	(29,682)	(196,497)	(5,144)	(33,353)
Class Y	(231,698)	(1,385,768)	(83,659)	(550,193)
Class R6(d)	(2,666,822)	(17,000,302)	(2,245,209)	(14,863,282)
Net increase (decrease) in share activity	(2,181,576)	$(13,846,200)	(1,753,971)	$(11,614,993)

(a)	85% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(d)	On May 1, 2017, 1,545,008 Class R6 shares valued at $10,243,403 were redeemed by affiliated mutual funds.

29                         Invesco Emerging Markets Flexible Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$6.71	$0.30	$(0.96)	$(0.66)	$(0.20)	$(0.06)	$(0.26)	$5.79	(10.09)%	$3,434	1.28	%(d)	2.06	%(d)	4.79	%(d)	260%
Year ended 10/31/17	6.53	0.35	0.07	0.42	(0.24)	—	(0.24)	6.71	6.62	4,832	1.23		1.91		5.25		245
Year ended 10/31/16	6.77	0.27	(0.25)	0.02	—	(0.26)	(0.26)	6.53	0.45	5,182	1.23		1.91		4.16		266
Year ended 10/31/15	8.49	0.41	(1.76)	(1.35)	—	(0.37)	(0.37)	6.77	(16.20)	6,282	1.24		1.89		5.46		50
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24		1.84		5.29		69
Class B
Year ended 10/31/18(e)	6.71	0.06	0.02	0.08	(0.05)	—	(0.05)	6.74	1.23	—	2.03	(d)(f)	2.81	(d)(f)	4.04	(d)(f)	260
Year ended 10/31/17	6.53	0.30	0.07	0.37	(0.19)	—	(0.19)	6.71	5.82	68	1.98		2.66		4.50		245
Year ended 10/31/16	6.77	0.22	(0.25)	(0.03)	—	(0.21)	(0.21)	6.53	(0.37)	121	1.98		2.66		3.41		266
Year ended 10/31/15	8.48	0.35	(1.75)	(1.40)	—	(0.31)	(0.31)	6.77	(16.72)	296	1.99		2.64		4.71		50
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.48	(4.17)	349	1.99		2.59		4.54		69
Class C
Year ended 10/31/18	6.71	0.26	(0.97)	(0.71)	(0.16)	(0.05)	(0.21)	5.79	(10.77)	946	2.03	(d)	2.81	(d)	4.04	(d)	260
Year ended 10/31/17	6.54	0.30	0.06	0.36	(0.19)	—	(0.19)	6.71	5.66	1,221	1.98		2.66		4.50		245
Year ended 10/31/16	6.77	0.22	(0.24)	(0.02)	—	(0.21)	(0.21)	6.54	(0.21)	1,195	1.98		2.66		3.41		266
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99		2.64		4.71		50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99		2.59		4.54		69
Class R
Year ended 10/31/18	6.70	0.29	(0.97)	(0.68)	(0.18)	(0.06)	(0.24)	5.78	(10.33)	90	1.53	(d)	2.31	(d)	4.54	(d)	260
Year ended 10/31/17	6.53	0.33	0.07	0.40	(0.23)	—	(0.23)	6.70	6.20	283	1.48		2.16		5.00		245
Year ended 10/31/16	6.76	0.25	(0.24)	0.01	—	(0.24)	(0.24)	6.53	0.33	264	1.48		2.16		3.91		266
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49		2.14		5.21		50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	(0.29)	(0.35)	8.48	(3.79)	460	1.49		2.09		5.04		69
Class Y
Year ended 10/31/18	6.71	0.32	(0.97)	(0.65)	(0.21)	(0.06)	(0.27)	5.79	(9.85)	1,116	1.03	(d)	1.81	(d)	5.04	(d)	260
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	—	(0.26)	6.71	6.89	1,977	0.98		1.66		5.50		245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	354	0.98		1.66		4.41		266
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99		1.64		5.71		50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99		1.59		5.54		69
Class R5
Year ended 10/31/18	6.71	0.32	(0.97)	(0.65)	(0.21)	(0.06)	(0.27)	5.79	(9.85)	6	0.98	(d)	1.45	(d)	5.09	(d)	260
Year ended 10/31/17	6.53	0.36	0.08	0.44	(0.26)	—	(0.26)	6.71	6.89	7	0.98		1.31		5.50		245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.72	7	0.98		1.28		4.41		266
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99		1.34		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.20)	186	0.99		1.31		5.54		69
Class R6
Year ended 10/31/18	6.70	0.33	(0.98)	(0.65)	(0.21)	(0.06)	(0.27)	5.78	(9.88)	31,718	0.98	(d)	1.45	(d)	5.09	(d)	260
Year ended 10/31/17	6.53	0.36	0.07	0.43	(0.26)	—	(0.26)	6.70	6.73	49,498	0.98		1.31		5.50		245
Year ended 10/31/16	6.77	0.29	(0.25)	0.04	—	(0.28)	(0.28)	6.53	0.73	60,702	0.98		1.28		4.41		266
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99		1.33		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99		1.30		5.54		69

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $4,186, $65, $1,257, $153, $2,017, $6 and $41,239 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

30                         Invesco Emerging Markets Flexible Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Emerging Markets Flexible Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Emerging Markets Flexible Bond Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31                         Invesco Emerging Markets Flexible Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$924.50	$5.97	$1,019.00	$6.26	1.23%
C	1,000.00	919.50	9.58	1,015.22	10.06	1.98
R	1,000.00	921.80	7.17	1,017.74	7.53	1.48
Y	1,000.00	925.70	4.76	1,020.27	4.99	0.98
R5	1,000.00	925.70	4.76	1,020.27	4.99	0.98
R6	1,000.00	924.10	4.75	1,020.27	4.99	0.98

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

32                         Invesco Emerging Markets Flexible Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Emerging Markets Flexible Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board noted that the Fund had changed its name, investment strategy and index on February 26, 2016 and compared the Fund’s investment performance for the one year ended December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Hard Currency Debt Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period. The Board noted that the Fund’s exposure to the US dollar detracted from Fund performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for

33                         Invesco Emerging Markets Flexible Bond Fund

Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees and total expense ratio were in the fourth and fifth quintiles of its expense group, respectively, and discussed with management reasons for such relative contractual management fees and total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

34                         Invesco Emerging Markets Flexible Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.21%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Emerging Markets Flexible Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Emerging Markets Flexible Bond Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	EMFB-AR-1	12262018	1453

Annual Report to Shareholders	October 31, 2018

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ∎ C: ATDCX ∎ R: ATDRX ∎ Y: ATDYX ∎ R5: ATDIX ∎ R6: ATDFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Endeavor Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Endeavor Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Endeavor Fund (the Fund), at net asset value (NAV), underperformed the Russell Midcap Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.48%
Class C Shares	-5.18
Class R Shares	-4.72
Class Y Shares	-4.25
Class R5 Shares	-4.13
Class R6 Shares	-4.06
S&P 500 Index▼ (Broad Market Index)	7.35
Russell Midcap Index▼ (Style-Specific Index)	2.79
Lipper Mid-Cap Core Funds Index⬛ (Peer Group Index)	0.72
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

    Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, investors fled to more defensive areas of the market and to US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the

European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, select holdings in the consumer discretionary sector were among the largest absolute contributors to the Fund’s performance. Conversely, select holdings in the financials sector were among the largest absolute detractors from the Fund’s performance.

    Relative to the Fund’s style-specific benchmark, the same was true. Security selection in the consumer discretionary sector contributed most to the Fund’s relative performance during the fiscal year, while security selection in the financials sector hurt the Fund’s relative performance.

    During the fiscal year, Ross Stores was the top contributor to the Fund’s performance relative to the style-specific benchmark. Shares of the off-price retailer rose over the fiscal year as the market reacted favorably to impressive

Portfolio Composition
By sector	% of total net assets

Industrials	26.8%
Information Technology	16.9
Financials	15.4
Health Care	11.8
Consumer Discretionary	10.0
Real Estate	6.5
Energy	2.5
Materials	2.5
Money Market Funds Plus Other Assets Less Liabilities	7.6

Top 10 Equity Holdings*
	% of total net assets

1.	Brookfield Property Partners L.P.	6.6%
2.	Check Point Software Technologies Ltd.	4.8
3.	UnitedHealth Group Inc.	4.8
4.	Affiliated Managers Group, Inc.	4.5
5.	McKesson Corp.	4.0
6.	Cognizant Technology Solutions Corp.-Class A	3.9
7.	Titan Machinery, Inc.	3.7
8.	DCC PLC	3.5
9.	Ross Stores, Inc.	3.5
10.	CarMax, Inc.	3.5

Total Net Assets	$188.5 million

Total Number of Holdings*	30

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Endeavor Fund

operating results that beat expectations. We believe Ross Stores is less susceptible to the rise of internet retailing and that the firm’s ongoing strategy to deliver compelling discounted bargains to cost-conscious customers will continue to thrive in the current environment.

    Another top contributor to the Fund’s relative performance during the fiscal year was Spirit Airlines. The company reported strong operating results and management offered better-than-expected earnings guidance, as the cost of air fares has recently risen. Based on market share, Spirit Airlines is the largest ultra-low-cost carrier in the US. It has enjoyed a significant cost advantage over both large legacy airlines and regular low-cost airlines, such as Southwest and Jet-Blue (not Fund holdings). Spirit Airlines was able to enter new routes and markets, taking market share from incumbents by offering very low, unbundled fares.

    During the fiscal year, Encore Capital Group was the largest detractor from the Fund’s performance versus the style-specific benchmark. Encore Capital Group is a financial company that buys consumer receivables from major banks and credit unions, and works to collect as much of the outstanding debt as possible. Shares of the company declined over the fiscal year due to a variety of factors, including increased uncertainty around the continued growth in the supply of charged-off receivables. Investors may have additional concerns around increased inflation expectations as lenders/collectors bear the risk of getting repaid with weaker dollars.

    Affiliated Managers Group was another relative detractor to the Fund’s performance during the fiscal year. Affiliated Managers Group is a top-tier wealth management firm with $824 billion in assets under management. The company has a unique business model that involves buying stakes in boutique asset management firms. With over 500 actively managed products, Affiliated Managers Group has an attractive menu of options for investors. The company’s share price weakened during the fiscal year due to general investor pessimism toward asset managers and active management, along with fears that the market may be near the top of its current cycle.

    During the fiscal year, several new holdings that met our investment criteria were added to the portfolio, including DCC, Nielsen Holdings, Rev Group, Open Text, CDK Global and Axalta Coating Systems. We exited our positions in Capella Education, Cenovus

Energy, Newalta, Echo Global Logistics, FTI Consulting and Plantronics before the close of the fiscal year. Generally, holdings are sold if we believe full valuation is reached; if new, relatively more attractive investment opportunities exist; or if new information arises that changes our outlook regarding the future of a business.

    In a market often driven by short-term factors, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Endeavor Fund and for sharing our long-term investment perspective.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mark Uptigrove Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Endeavor Fund. He joined Invesco in 2005. Mr. Uptigrove earned a BA from the University of Western Ontario and an MBA from the Richard Ivey School of Business.
Clayton Zacharias Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Endeavor Fund.
He joined Invesco in 2002. Mr. Zacharias earned a BBA from Simon Fraser University.

5                         Invesco Endeavor Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks. The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Endeavor Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.44%
10 Years	12.45
5 Years	4.22
1 Year	-9.73

Class C Shares
Inception (11/4/03)	8.06%
10 Years	12.24
5 Years	4.61
1 Year	-6.10

Class R Shares
Inception (4/30/04)	8.26%
10 Years	12.80
5 Years	5.14
1 Year	-4.72

Class Y Shares
Inception (10/3/08)	10.85%
10 Years	13.37%
5 Years	5.66
1 Year	-4.25

Class R5 Shares
Inception (4/30/04)	9.02%
10 Years	13.59
5 Years	5.79
1 Year	-4.13

Class R6 Shares
10 Years	13.40%
5 Years	5.89
1 Year	-4.06

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.19%
10 Years	10.26
5 Years	6.52
1 Year	2.17

Class C Shares
Inception (11/4/03)	8.80%
10 Years	10.06
5 Years	6.93
1 Year	6.27

Class R Shares
Inception (4/30/04)	9.03%
10 Years	10.61
5 Years	7.46
1 Year	7.78

Class Y Shares
10 Years	11.16%
5 Years	7.99
1 Year	8.34

Class R5 Shares
Inception (4/30/04)	9.79%
10 Years	11.38
5 Years	8.12
1 Year	8.39

Class R6 Shares
10 Years	11.19%
5 Years	8.23
1 Year	8.55

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.37%, 2.12%, 1.62%, 1.12%, 0.99% and 0.91%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.39%, 2.14%, 1.64%, 1.14%, 1.01% and 0.93%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7 Invesco Endeavor Fund

Invesco Endeavor Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities Risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. The Fund holds a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Money market fund risk. The share price of certain underlying money market funds may fluctuate and the Fund may lose money by investing in an underlying money market fund. The share price of money market funds can fall below the $1.00 share price. An underlying money market fund’s sponsor has no legal obligation to provide financial support to an underlying money market fund, and you should not rely on or expect that the sponsor will enter into support agreements or take other actions to provide financial support to an underlying money market fund or maintain an underlying money market fund’s $1.00 share price at any time. The credit quality of an underlying money market fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on an underlying money market fund’s share price. An underlying money market fund’s share price can also be negatively affected during periods of high redemption pressures, illiquid markets, and/or significant market volatility. An underlying money market fund’s Board may elect to impose a fee upon the sale of the Fund’s shares or temporarily suspend the Fund’s ability to sell shares in the future if an underlying money market fund’s liquidity falls below required minimums because of market conditions or other factors.

continued on page 6

8	Invesco Endeavor Fund

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–92.44%
Agricultural & Farm Machinery–2.76%
Deere & Co.	38,381	$5,198,323

Airlines–6.05%
Ryanair Holdings PLC–ADR (Ireland)(b)	72,892	6,035,458
Spirit Airlines, Inc.(b)	103,466	5,369,885
		11,405,343

Apparel Retail–3.47%
Ross Stores, Inc.	66,036	6,537,564

Application Software–5.73%
CDK Global, Inc.	95,927	5,490,861
Open Text Corp. (Canada)	157,405	5,320,289
		10,811,150

Asset Management & Custody Banks–7.65%
Affiliated Managers Group, Inc.	73,992	8,409,931
Oaktree Capital Group LLC	143,794	6,014,903
		14,424,834

Automotive Retail–6.50%
AutoZone, Inc.	7,832	5,744,537
CarMax, Inc.(b)	95,823	6,507,340
		12,251,877

Construction & Engineering–0.99%
Orion Group Holdings, Inc.(b)	395,746	1,867,921

Construction Machinery & Heavy Trucks–2.27%
REV Group, Inc.	392,211	4,279,022

Consumer Finance–2.77%
Encore Capital Group, Inc.(b)	205,368	5,218,401

Data Processing & Outsourced Services–2.48%
Alliance Data Systems Corp.	22,663	4,672,657

Diversified Banks–2.46%
Bank of America Corp.	168,936	4,645,740

Environmental & Facilities Services–2.79%
Stericycle, Inc.(b)	105,081	5,250,898

Health Care Distributors–4.00%
McKesson Corp.	60,467	7,543,863

Health Care Equipment–2.98%
Zimmer Biomet Holdings, Inc.	49,392	5,610,437

Industrial Conglomerates–3.48%
DCC PLC (United Kingdom)	76,492	6,565,396

	Shares	Value
IT Consulting & Other Services–3.86%
Cognizant Technology Solutions Corp.–Class A	105,461	$7,279,973

Life & Health Insurance–2.44%
Unum Group	126,756	4,596,173

Managed Health Care–4.78%
UnitedHealth Group Inc.	34,446	9,002,462

Multi-Line Insurance–0.09%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	6,530	173,811

Oil & Gas Exploration & Production–2.52%
Devon Energy Corp.	146,671	4,752,140

Real Estate Operating Companies–6.55%
Brookfield Property Partners L.P.	639,225	12,343,434

Research & Consulting Services–3.40%
Nielsen Holdings PLC	246,770	6,411,085

Specialty Chemicals–2.49%
Axalta Coating Systems Ltd.(b)	190,521	4,702,058

Systems Software–4.79%
Check Point Software Technologies Ltd. (Israel)(b)	81,350	9,029,850

Trading Companies & Distributors–5.14%
Grafton Group PLC (United Kingdom)(c)	284,937	2,636,856
Titan Machinery, Inc.(b)	495,433	7,059,920
		9,696,776
Total Common Stocks & Other Equity Interests (Cost $145,188,177)		174,271,188

Money Market Funds–7.44%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(d)	4,909,668	4,909,668
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(d)	3,506,123	3,506,824
Invesco Treasury Portfolio–Institutional Class, 2.09%(d)	5,611,049	5,611,049
Total Money Market Funds (Cost $14,027,148)		14,027,541
TOTAL INVESTMENTS IN SECURITIES–99.88% (Cost $159,215,325)		188,298,729
OTHER ASSETS LESS LIABILITIES–0.12%		233,054
NET ASSETS–100.00%		$188,531,783

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Endeavor Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $145,188,177)	$174,271,188
Investments in affiliated money market funds, at value (Cost $14,027,148)	14,027,541
Receivable for:
Investments sold	286,638
Dividends and interest	162,824
Fund shares sold	176,127
Investment for trustee deferred compensation and retirement plans	66,461
Other assets	48,545
Total assets	189,039,324

Liabilities:
Payable for:
Fund shares repurchased	229,434
Accrued fees to affiliates	140,505
Accrued trustees’ and officers’ fees and benefits	1,870
Accrued other operating expenses	60,707
Trustee deferred compensation and retirement plans	75,025
Total liabilities	507,541
Net assets applicable to shares outstanding	$188,531,783

Net assets consist of:
Shares of beneficial interest	$150,568,946
Distributable earnings	37,962,837
$188,531,783

Net Assets:
Class A	$116,080,172
Class C	$23,489,620
Class R	$10,069,896
Class Y	$30,604,106
Class R5	$6,762,411
Class R6	$1,525,578

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	6,300,588
Class C	1,483,571
Class R	570,723
Class Y	1,607,894
Class R5	344,523
Class R6	77,238
Class A:
Net asset value per share	$18.42
Maximum offering price per share
(Net asset value of $18.42 ÷ 94.50%)	$19.49
Class C:
Net asset value and offering price per share	$15.83
Class R:
Net asset value and offering price per share	$17.64
Class Y:
Net asset value and offering price per share	$19.03
Class R5:
Net asset value and offering price per share	$19.63
Class R6:
Net asset value and offering price per share	$19.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Endeavor Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $36,766)	$2,948,055
Dividends from affiliated money market funds	486,585
Total investment income	3,434,640

Expenses:
Advisory fees	1,748,150
Administrative services fees	80,162
Custodian fees	8,991
Distribution Fees:
Class A	333,977
Class B	1,399
Class C	290,734
Class R	63,550
Transfer agent fees — A, B, C, R and Y	440,688
Transfer agent fees — R5	19,505
Transfer agent fees — R6	588
Trustees’ and officers’ fees and benefits	23,349
Registration and filing fees	99,576
Reports to shareholders	35,351
Professional services fees	66,553
Other	19,654
Total expenses	3,232,227
Less: Fees waived and expense offset arrangement(s)	(44,316)
Net expenses	3,187,911
Net investment income	246,729

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	10,241,231
Foreign currencies	(30,757)
10,210,474
Change in net unrealized appreciation (depreciation) of:
Investment securities	(17,531,737)
Foreign currencies	(2,093)
(17,533,830)
Net realized and unrealized gain (loss)	(7,323,356)
Net increase (decrease) in net assets resulting from operations	$(7,076,627)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$246,729	$(361,707)
Net realized gain	10,210,474	26,040,264
Change in net unrealized appreciation (depreciation)	(17,533,830)	37,845,677
Net increase (decrease) in net assets resulting from operations	(7,076,627)	63,524,234

Distributions to shareholders from distributable earnings(1):
Class A	(3,714,684)	(12,424,004)
Class B	(17,894)	(112,920)
Class C	(970,910)	(3,915,415)
Class R	(405,139)	(1,786,325)
Class Y	(998,009)	(2,904,478)
Class R5	(569,252)	(2,170,163)
Class R6	(53,908)	(4,593,195)
Total distributions from distributable earnings	(6,729,796)	(27,906,500)

Share transactions-net:
Class A	(7,883,151)	(1,049,715)
Class B	(662,373)	(628,934)
Class C	(5,977,107)	(3,264,441)
Class R	(3,578,420)	(5,371,596)
Class Y	(4,207,378)	13,558,855
Class R5	(15,459,641)	(2,388,568)
Class R6	(420,656)	(52,762,339)
Net increase (decrease) in net assets resulting from share transactions	(38,188,726)	(51,906,738)
Net increase (decrease) in net assets	(51,995,149)	(16,289,004)

Net assets:
Beginning of year	240,526,932	256,815,936
End of year	$188,531,783	$240,526,932

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

12                         Invesco Endeavor Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

13                         Invesco Endeavor Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

14                         Invesco Endeavor Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.745%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $39,573.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $26,647 in front-end sales commissions from the sale of Class A shares and $332 and $1,574 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

15                         Invesco Endeavor Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,743.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$1,152,794	$2,901,936
Long-term capital gain	5,577,002	25,004,564
Total distributions	$6,729,796	$27,906,500

16                         Invesco Endeavor Fund

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,260,699
Undistributed long-term gain	8,033,455
Net unrealized appreciation — investments	27,739,050
Net unrealized appreciation (depreciation) — foreign currencies	(586)
Temporary book/tax differences	(69,781)
Shares of beneficial interest	150,568,946
Total net assets	$188,531,783

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $67,627,873 and $80,396,450, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$36,600,666
Aggregate unrealized (depreciation) of investments	(8,861,616)
Net unrealized appreciation of investments	$27,739,050

Cost of investments for tax purposes is $160,559,679.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and net operating losses, on October 31, 2018, undistributed net investment income was decreased by $392,310 and undistributed net realized gain was increased by $392,310. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

17                         Invesco Endeavor Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	981,490	$19,603,323	1,807,365	$34,503,121
Class B(b)	225	4,018	6,048	102,352
Class C	105,922	1,841,025	530,870	8,932,756
Class R	118,043	2,267,283	245,467	4,520,273
Class Y	457,325	9,458,463	1,335,758	26,384,134
Class R5	140,568	2,995,624	182,739	3,694,560
Class R6	64,077	1,378,578	92,237	1,821,200

Issued as reinvestment of dividends:
Class A	180,366	3,600,097	646,548	12,001,370
Class B(b)	1,018	17,563	6,665	108,737
Class C	53,635	926,282	230,746	3,755,445
Class R	21,115	404,560	99,570	1,782,309
Class Y	42,480	874,239	142,134	2,700,939
Class R5	26,729	566,931	110,165	2,160,340
Class R6	2,510	53,507	233,120	4,593,195

Conversion of Class B shares to Class A shares:(c)
Class A	29,185	617,254	28,063	538,538
Class B	(33,929)	(617,254)	(32,635)	(538,538)

Reacquired:
Class A	(1,587,752)	(31,703,825)	(2,510,541)	(48,092,744)
Class B(b)	(3,851)	(66,700)	(17,410)	(301,485)
Class C	(507,719)	(8,744,414)	(951,649)	(15,952,642)
Class R	(327,321)	(6,250,263)	(637,158)	(11,674,178)
Class Y	(707,471)	(14,540,080)	(794,777)	(15,526,218)
Class R5	(877,735)	(19,022,196)	(411,566)	(8,243,468)
Class R6(d)	(85,901)	(1,852,741)	(3,022,821)	(59,176,734)
Net increase (decrease) in share activity	(1,906,991)	$(38,188,726)	(2,681,062)	$(51,906,738)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.
(d)	On May 5, 2017, 2,459,627 Class R6 shares valued at $47,864,341 were redeemed by affiliated mutual funds.

18                         Invesco Endeavor Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income		Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$19.81	$0.03	$(0.88)	$(0.85)	$		$(0.54)	$(0.54)	$18.42	(4.48)%	$116,080	1.32	%(d)	1.34	%(d)	0.14	%(d)	34%
Year ended 10/31/17	17.19	(0.03)	4.57	4.54		—	(1.92)	(1.92)	19.81	27.44	132,670	1.34		1.36		(0.13)		19
Year ended 10/31/16	19.30	(0.02)	0.21	0.19		—	(2.30)	(2.30)	17.19	2.08	115,588	1.34		1.36		(0.12)		28
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)		—	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Year ended 10/31/14	21.18	(0.09)	2.35	2.26		(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26		1.29		(0.43)		27
Class B
Year ended 10/31/18(e)	17.21	(0.03)	1.63	1.60		—	(0.54)	(0.54)	18.27	9.50	—	2.07	(d)(f)	2.09	(d)(f)	(0.61	)(d)(f)	34
Year ended 10/31/17	15.25	(0.15)	4.03	3.88		—	(1.92)	(1.92)	17.21	26.54	629	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.52	(0.13)	0.16	0.03		—	(2.30)	(2.30)	15.25	1.28	1,127	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.82	(0.15)	(1.14)	(1.29)		—	(2.01)	(2.01)	17.52	(6.50)	2,161	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.74	(0.24)	2.18	1.94		—	(0.86)	(0.86)	20.82	10.27	4,855	2.01		2.04		(1.18)		27
Class C
Year ended 10/31/18	17.22	(0.11)	(0.74)	(0.85)		—	(0.54)	(0.54)	15.83	(5.18)	23,490	2.07	(d)	2.09	(d)	(0.61	)(d)	34
Year ended 10/31/17	15.26	(0.15)	4.03	3.88		—	(1.92)	(1.92)	17.22	26.52	31,548	2.09		2.11		(0.88)		19
Year ended 10/31/16	17.53	(0.13)	0.16	0.03		—	(2.30)	(2.30)	15.26	1.27	30,857	2.09		2.11		(0.87)		28
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)		—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94		—	(0.86)	(0.86)	20.83	10.27	53,542	2.01		2.04		(1.18)		27
Class R
Year ended 10/31/18	19.04	(0.02)	(0.84)	(0.86)		—	(0.54)	(0.54)	17.64	(4.72)	10,070	1.57	(d)	1.59	(d)	(0.11	)(d)	34
Year ended 10/31/17	16.62	(0.07)	4.41	4.34		—	(1.92)	(1.92)	19.04	27.16	14,449	1.59		1.61		(0.38)		19
Year ended 10/31/16	18.78	(0.06)	0.20	0.14		—	(2.30)	(2.30)	16.62	1.83	17,469	1.59		1.61		(0.37)		28
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)		—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17		—	(0.86)	(0.86)	22.08	10.89	34,634	1.51		1.54		(0.68)		27
Class Y
Year ended 10/31/18	20.40	0.08	(0.91)	(0.83)		—	(0.54)	(0.54)	19.03	(4.25)	30,604	1.07	(d)	1.09	(d)	0.39	(d)	34
Year ended 10/31/17	17.61	0.02	4.69	4.71		—	(1.92)	(1.92)	20.40	27.77	37,034	1.09		1.11		0.12		19
Year ended 10/31/16	19.66	0.02	0.23	0.25		—	(2.30)	(2.30)	17.61	2.37	19,938	1.09		1.11		0.13		28
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)		—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34		(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01		1.04		(0.18)		27
Class R5
Year ended 10/31/18	21.00	0.10	(0.93)	(0.83)		—	(0.54)	(0.54)	19.63	(4.13)	6,762	0.97	(d)	0.99	(d)	0.49	(d)	34
Year ended 10/31/17	18.06	0.05	4.81	4.86		—	(1.92)	(1.92)	21.00	27.92	22,158	0.96		0.98		0.25		19
Year ended 10/31/16	20.08	0.05	0.23	0.28		—	(2.30)	(2.30)	18.06	2.49	21,192	0.94		0.96		0.28		28
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)		—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41		(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90		0.93		(0.07)		27
Class R6
Year ended 10/31/18	21.11	0.12	(0.94)	(0.82)		—	(0.54)	(0.54)	19.75	(4.06)	1,526	0.89	(d)	0.91	(d)	0.57	(d)	34
Year ended 10/31/17	18.13	0.07	4.83	4.90		—	(1.92)	(1.92)	21.11	28.04	2,038	0.88		0.90		0.33		19
Year ended 10/31/16	20.13	0.06	0.24	0.30		—	(2.30)	(2.30)	18.13	2.59	50,645	0.85		0.87		0.37		28
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)		—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27
Year ended 10/31/14	21.86	0.01	2.42	2.43		(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81		0.84		0.02		27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $133,590, $588, $29,073, $12,710, $37,086, $19,580 and $2,471 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

19                         Invesco Endeavor Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Endeavor Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Endeavor Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$947.50	$6.53	$1,018.50	$6.77	1.33%
C	1,000.00	943.90	10.19	1,014.72	10.56	2.08
R	1,000.00	946.40	7.75	1,017.24	8.03	1.58
Y	1,000.00	948.60	5.30	1,019.76	5.50	1.08
R5	1,000.00	949.20	4.77	1,020.32	4.94	0.97
R6	1,000.00	949.50	4.42	1,020.67	4.58	0.90

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Endeavor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Endeavor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Mid-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period, the third quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period, reasonably comparable to the performance of the Index for the three year period and below the performance of the Index for the five year period. The Board noted that the Fund’s cash position and overweight exposure to and security selection in certain sectors negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s

22                         Invesco Endeavor Fund

Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                         Invesco Endeavor Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$5,577,002
Qualified Dividend Income*	64.13%
Corporate Dividends Received Deduction*	55.22%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Endeavor Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Endeavor Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Endeavor Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	END-AR-1	12142018	1441

Annual Report to Shareholders	October 31, 2018

Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ∎ C: GIZCX ∎ R: GIZRX ∎ Y: GIZYX ∎ R5: GIZFX ∎ R6: GIZSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

2	Invesco Global Infrastructure Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎  Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎  Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco Global Infrastructure Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Global Infrastructure Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.65%
Class C Shares	-3.39
Class R Shares	-2.80
Class Y Shares	-2.31
Class R5 Shares	-2.31
Class R6 Shares	-2.31
MSCI World Index▼(Broad Market Index)	1.16
Dow Jones Brookfield Global Infrastructure Index∎ (Style-Specific Index)	-3.99
Lipper Global Infrastructure Funds Classification Average◆ (Peer Group)	-5.17
Source(s): ▼RIMES Technologies Corp.; ∎FactSet Research Systems Inc.; ◆Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed – first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

    At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms, but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, earnings growth and upward earnings revisions improved in many non-US developed markets.

    In general, global infrastructure stocks produced a loss and underperformed broad market equities, which were driven by the information technology, health care and consumer discretionary sectors during the fiscal year. The Fund also produced a loss for the fiscal year, but outperformed its style-specific benchmark, the Dow Jones Brookfield Global Infrastructure Index, due to a combination of security selection and market allocation.

    Relative to the style-specific benchmark, both stock selection and market allocation contributed to the Fund’s returns during the fiscal year. Specifically, stock selection in midstream services was a key contributor to the Fund’s performance relative to the style-specific benchmark. A combination of security selection and overweight allocation in the electric utilities infrastructure sector, security selection and overweight allocation in the airports infrastructure sector, and overweight allocation to the rail infrastructure sector all benefited the Fund’s relative performance. Conversely, security selection in the gas distribution and water infrastructure sectors detracted from relative returns for the fiscal year.

    Top individual contributors to the Fund’s absolute performance during the

Portfolio Composition
By infrastructure sector	% of total net assets

Midstream Services	25.9%
Telecom	19.5
Gas Distribution	14.6
Electric Utilities	12.2
Diversified	7.0
Water	6.2
Tolls	5.0
Airports	4.3
Rail	2.0
Gas Utilities	0.9
Renewables	0.7
Money Market Funds Plus Other Assets Less Liabilities	1.7

Top 10 Equity Holdings*
	% of total net assets

1.	American Tower Corp.-Class A	7.8%
2.	Crown Castle International Corp.	4.8
3.	Pembina Pipeline Corp.	4.4
4.	Vinci S.A.	4.1
5.	ONEOK, Inc.	3.9
6.	Cheniere Energy, Inc.	3.9
7.	Consolidated Edison, Inc.	3.6
8.	Enbridge Inc.	3.3
9.	CenterPoint Energy, Inc.	3.2
10.	PG&E Corp.	3.2

Total Net Assets	$20.0 million

Total Number of Holdings*	59

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Global Infrastructure Fund

fiscal year included midstream service companies ONEOK and Cheniere Energy. Higher energy prices and increased US energy production helped energy infrastructure companies in general over the fiscal year. ONEOK’s common stock also benefited from strong earnings results and increases in its quarterly dividend, as well as plans for expansion in the Rocky Mountain Region and acquisition of the remaining interest in West Texas LPG Pipeline System.

Cheniere Energy completed its merger with Cheniere Energy Partners LP during the fiscal year. In March 2018, the Federal Energy Regulatory Commission (FERC) issued a surprise ruling on the Income Tax Allowance Policy for master limited partnerships (MLPs). This move prompted a handful of pipeline companies, like Cheniere Energy, to reorganize. The reorganization of Cheniere Energy was viewed favorably, even though FERC ended up reversing some of the adverse consequences for MLPs in its final ruling in July.

Atlantia, an Italian company that owns toll roads primarily connecting major urban centers in Italy, was the largest detractor from the Fund’s absolute performance for the fiscal year. Standard and Poor’s placed Atlantia and its subsidiaries on CreditWatch negative following the collapse of a Genoa bridge that is part of a toll road operated by an Atlantia subsidiary. The CreditWatch stemmed from the risk that the still-undetermined cause of the collapse could result in potential litigation, fines for damages and loss of concessions.

PG&E, whose primary subsidiary is Pacific Gas & Electric Company, was also among the top individual detractors from the Fund’s performance during the fiscal year. In December 2017, the company decided to suspend its quarterly dividend given the uncertainty of liabilities related to the Northern California wildfires. The company also announced an estimated $1.6 to $1.8 billion in after-tax costs associated with the wildfires in its second-quarter 2018 earnings release. We continued to hold both Atlantia and PG&E at the end of the fiscal year.

At the close of the fiscal year, the Fund held underweight allocations relative to the style-specific benchmark in the more regulated infrastructure sectors, mainly gas distribution and electric utilities. The Fund held overweight allocations in the more competitive and user pay sectors, such as towers, rail and tolls – where growth characteristics remain relatively attractive. The Fund was not invested in ports during the fiscal year given the continued uncertainty around global trade.

Diverging trends in the use of economic stimulus are shaping yield demand and leverage characteristics in individual countries. In general, the Fund remained focused on companies with above-average earnings growth characteristics, sound balance sheets and strategic infrastructure assets that provide a relatively more stable underlying earnings stream.

We thank you for your investment in Invesco Global Infrastructure Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco Global Infrastructure Fund. He is Head of Global
Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Darin Turner Portfolio Manager, is lead manager of Invesco Global Infrastructure Fund. He joined Invesco in 2005.
Mr. Turner earned a BBA in finance from Baylor University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2000. Mr. Cowen earned a
Master of Town and Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 1998. Mr. Curbo earned a BBA in finance from The University of Texas at Austin.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. She joined Invesco in 1998. Ms. Wang earned a BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

Grant Jackson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Infrastructure Fund. He joined Invesco in 2005. Mr. Jackson earned his BS degree in mechanical engineering from The University of Texas at Austin and his MBA from Southern Methodist University’s Cox School of Business.

5                          Invesco Global Infrastructure Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 5/2/14

1 Source: RIMES Technologies Corp.

2 Source: Factset Research Systems Inc.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Infrastructure Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (5/2/2014)	1.15%
1 Year	-8.05

Class C Shares
Inception (5/2/2014)	1.65%
1 Year	-4.32

Class R Shares
Inception (5/2/2014)	2.18%
1 Year	-2.80

Class Y Shares
Inception (5/2/2014)	2.69%
1 Year	-2.31

Class R5 Shares
Inception (5/2/2014)	2.69%
1 Year	-2.31

Class R6 Shares
Inception (5/2/2014)	2.69%
1 Year	-2.31

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.87%, 3.62%, 3.12%, 2.62%, 2.54% and 2.54%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/2014)	1.89%
1 Year	-5.11

Class C Shares
Inception (5/2/2014)	2.43%
1 Year	-1.26

Class R Shares
Inception (5/2/2014)	2.95%
1 Year	0.21

Class Y Shares
Inception (5/2/2014)	3.45%
1 Year	0.71

Class R5 Shares
Inception (5/2/2014)	3.47%
1 Year	0.81

Class R6 Shares
Inception (5/2/2014)	3.45%
1 Year	0.71

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1 Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

7                          Invesco Global Infrastructure Fund

Invesco Global Infrastructure Fund’s investment objective is total return through growth of capital and current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Infrastructure-related companies risk. The Fund will concentrate its investments in the infrastructure industry. Infrastructure-related companies are subject to a variety of risk factors, including costs associated with environmental, governmental and other regulations, high interest costs for capital construction programs, high leverage, the effects of economic slowdowns, surplus capacity, increased competition, fluctuations of fuel prices, the effects of energy conservation policies, unfavorable tax laws or accounting policies, environmental damage, difficulty in raising capital, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets.

8	Invesco Global Infrastructure Fund

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
–	Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.
–	Liquidity risk. The ability to trade on a public exchange or in the over-the- counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.
–	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
–	General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds classification.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                          Invesco Global Infrastructure Fund

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–98.29%
Australia–3.53%
APA Group	12,394	$84,388
Atlas Arteria Ltd.	49,895	241,679
Transurban Group	47,418	380,787
		706,854

Brazil–0.29%
Cia de Saneamento Basico do Estado de Sao Paulo–ADR	7,769	57,646

Canada–12.00%
Enbridge Inc.	21,491	669,650
Fortis, Inc.	6,703	221,490
Pembina Pipeline Corp.	26,982	872,720
TransCanada Corp.	16,995	640,838
		2,404,698

China–1.66%
ENN Energy Holdings Ltd.	19,100	162,832
Shenzhen Expressway Co. Ltd.–Class H	140,000	129,039
Zhejiang Expressway Co., Ltd.–Class H	48,000	40,523
		332,394

France–9.71%
Aéroports de Paris	1,886	394,734
Eiffage S.A.	3,831	374,654
Eutelsat Communications S.A.	3,942	80,098
Getlink	21,668	272,787
Vinci S.A.	9,212	823,032
		1,945,305

Germany–0.32%
Fraport AG Frankfurt Airport Services Worldwide	843	65,215

Hong Kong–2.24%
China Gas Holdings Ltd.	64,600	204,930
China Water Affairs Group Ltd.	112,000	101,186
Hong Kong & China Gas Co., Ltd. (The)	75,100	143,069
		449,185

Italy–3.50%
Atlantia S.p.A.	10,030	201,762
Infrastrutture Wireless Italiane S.p.A.(a)	24,887	173,358
Italgas S.p.A.	15,466	79,915
Terna Rete Elettrica Nazionale S.p.A.	47,648	246,366
		701,401

Japan–1.38%
Japan Airport Terminal Co., Ltd.	5,500	210,221
Nippon Gas Co., Ltd.	2,200	66,328
		276,549

	Shares	Value
Luxembourg–1.56%
SES S.A.	14,575	$313,246

Mexico–0.75%
Grupo Aeroportuario del Pacifico S.A.B. de C.V.–ADR	1,812	150,179

Netherlands–0.35%
InterXion Holding N.V.(b)	1,201	70,703

New Zealand–0.20%
Auckland International Airport Ltd.	8,796	40,121

Spain–3.18%
Atlantica Yield PLC	6,649	130,387
Cellnex Telecom S.A.(a)	5,672	141,261
Ferrovial, S.A.	10,701	214,236
Red Electrica Corp. S.A.	7,278	150,735
		636,619

United Kingdom–6.05%
National Grid PLC	45,174	478,792
Pennon Group PLC	21,860	208,499
Severn Trent PLC	2,327	55,413
United Utilities Group PLC	50,538	469,367
		1,212,071

United States–51.57%
American Tower Corp.–Class A	10,018	1,560,904
American Water Works Co., Inc.	3,875	343,054
Atmos Energy Corp.	1,991	185,322
Avangrid, Inc.	2,366	111,226
CenterPoint Energy, Inc.	23,991	647,997
Cheniere Energy, Inc.(b)	12,800	773,248
CMS Energy Corp.	403	19,957
Consolidated Edison, Inc.	9,594	729,144
Crown Castle International Corp.	8,768	953,432
CSX Corp.	1,804	124,223
Edison International	6,279	435,700
Energy Transfer L.P.	12,364	192,137
Kinder Morgan, Inc.	22,541	383,648
NiSource Inc.	5,963	151,222
ONEOK, Inc.	11,816	775,130
PG&E Corp.(b)	13,815	646,680
SBA Communications Corp.–Class A(b)	3,837	622,246
Sempra Energy	4,482	493,558
Southwest Gas Holdings, Inc.	3,998	308,925
Targa Resources Corp.	5,917	305,731
Williams Cos., Inc. (The)	23,517	572,169
		10,335,653
Total Common Stocks & Other Equity Interests (Cost $19,027,862)		19,697,839

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Infrastructure Fund

	Shares	Value
Money Market Funds–0.83%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(c)	55,436	$55,436
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(c)	47,764	47,774
Invesco Treasury Portfolio–Institutional Class, 2.09%(c)	63,356	63,356
Total Money Market Funds (Cost $166,563)		166,566
TOTAL INVESTMENTS IN SECURITIES–99.12% (Cost $19,194,425)		19,864,405
OTHER ASSETS LESS LIABILITIES–0.88%		176,738
NET ASSETS–100.00%		$20,041,143

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $314,619, which represented 1.57% of the Fund’s Net Assets.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $19,027,862)	$19,697,839
Investments in affiliated money market funds, at value (Cost $166,563)	166,566
Foreign currencies, at value (Cost $34,507)	34,168
Receivable for:
Investments sold	378,330
Dividends	17,944
Fund shares sold	14,143
Fund expenses absorbed	7,726
Investment for trustee deferred compensation and retirement plans	8,848
Other assets	31,378
Total assets	20,356,942

Liabilities:
Payable for:
Investments purchased	221,076
Fund shares reacquired	3,313
Accrued fees to affiliates	9,636
Accrued trustees’ and officers’ fees and benefits	1,994
Accrued other operating expenses	70,932
Trustee deferred compensation and retirement plans	8,848
Total liabilities	315,799
Net assets applicable to shares outstanding	$20,041,143

Net assets consist of:
Shares of beneficial interest	$19,839,010
Distributable earnings	202,133
$20,041,143

Net Assets:
Class A	$8,097,774
Class C	$1,579,009
Class R	$350,604
Class Y	$9,775,136
Class R5	$10,027
Class R6	$228,593

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	808,850
Class C	158,038
Class R	35,039
Class Y	976,022
Class R5	1,001
Class R6	22,825
Class A:
Net asset value per share	$10.01
Maximum offering price per share
(Net asset value of $10.01 ÷ 94.50%)	$10.60
Class C:
Net asset value and offering price per share	$9.99
Class R:
Net asset value and offering price per share	$10.01
Class Y:
Net asset value and offering price per share	$10.02
Class R5:
Net asset value and offering price per share	$10.02
Class R6:
Net asset value and offering price per share	$10.02

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Infrastructure Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $46,356)	$661,996
Dividends from affiliated money market funds	3,089
Total investment income	665,085

Expenses:
Advisory fees	184,004
Administrative services fees	50,000
Custodian fees	20,631
Distribution fees:
Class A	22,759
Class C	18,375
Class R	1,718
Transfer agent fees — A, C, R and Y	40,167
Transfer agent fees — R5	6
Transfer agent fees — R6	132
Trustees’ and officers’ fees and benefits	20,974
Registration and filing fees	84,874
Reports to shareholders	17,439
Professional services fees	68,683
Other	19,164
Total expenses	548,926
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(280,632)
Net expenses	268,294
Net investment income	396,791

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	245,590
Foreign currencies	(7,712)
237,878
Change in net unrealized appreciation (depreciation) of:
Investment securities	(1,175,795)
Foreign currencies	311
(1,175,484)
Net realized and unrealized gain (loss)	(937,606)
Net increase (decrease) in net assets resulting from operations	$(540,815)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Infrastructure Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$396,791	$429,571
Net realized gain	237,878	711,655
Change in net unrealized appreciation (depreciation)	(1,175,484)	1,300,196
Net increase (decrease) in net assets resulting from operations	(540,815)	2,441,422

Distributions to shareholders from distributable earnings:(1)
Class A	(376,949)	(133,550)
Class C	(68,541)	(16,079)
Class R	(12,164)	(3,225)
Class Y	(464,195)	(179,756)
Class R5	(471)	(215)
Class R6	(8,902)	(3,330)
Total distributions from distributable earnings	(931,222)	(336,155)

Return of capital:
Class A	(14,744)	—
Class C	(2,979)	—
Class R	(557)	—
Class Y	(16,823)	—
Class R5	(17)	—
Class R6	(345)	—
Total return of capital	(35,465)	—

Share transactions–net:
Class A	(171,079)	3,866,129
Class C	(301,339)	1,400,904
Class R	77,381	202,316
Class Y	(205,683)	4,473,703
Class R6	48,757	60,864
Net increase (decrease) in net assets resulting from share transactions	(551,963)	10,003,916
Net increase (decrease) in net assets	(2,059,465)	12,109,183

Net assets:
Beginning of year	22,100,608	9,991,425
End of year	$20,041,143	$22,100,608

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

14                         Invesco Global Infrastructure Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

15                         Invesco Global Infrastructure Fund

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.

G.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

16                         Invesco Global Infrastructure Fund

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $240,327 and reimbursed class level expenses of $16,660, $3,363, $629, $19,028, $6 and $132 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any

17                         Invesco Global Infrastructure Fund

amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $2,266 in front-end sales commissions from the sale of Class A shares and $205 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$380,787	$326,067	$—	$706,854
Brazil	57,646	—	—	57,646
Canada	2,404,698	—	—	2,404,698
China	—	332,394	—	332,394
France	1,095,819	849,486	—	1,945,305
Germany	65,215	—	—	65,215
Hong Kong	—	449,185	—	449,185
Italy	701,401	—	—	701,401
Japan	—	276,549	—	276,549
Luxembourg	313,246	—	—	313,246
Mexico	150,179	—	—	150,179
Netherlands	70,703	—	—	70,703
New Zealand	40,121	—	—	40,121
Spain	130,387	506,232	—	636,619
United Kingdom	1,212,071	—	—	1,212,071
United States	10,335,653	—	—	10,335,653
Money Market Funds	166,566	—	—	166,566
Total Investments	$17,124,492	$2,739,913	$—	$19,864,405

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $487.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

18                         Invesco Global Infrastructure Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$580,607	$336,155
Return of capital	35,465	—
Long-term capital gain	350,615	—
Total distributions	$966,687	$336,155

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation — investments	$271,431
Net unrealized appreciation (depreciation) — foreign currencies	(458)
Temporary book/tax differences	(7,856)
Capital loss carryforward	(60,984)
Shares of beneficial interest	19,839,010
Total net assets	$20,041,143

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$60,984	$—	$60,984

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $24,639,056 and $25,889,700, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$954,389
Aggregate unrealized (depreciation) of investments	(682,958)
Net unrealized appreciation of investments	$271,431

Cost of investments for tax purposes is $19,592,974.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of distributions and foreign currency transactions, on October 31, 2018, undistributed net investment income was decreased by $47,837, undistributed net realized gain was increased by $83,805 and shares of beneficial interest was decreased by $35,968. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Infrastructure Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	266,393	$2,810,371	540,397	$5,370,212
Class C	30,397	316,866	167,142	1,644,192
Class R	12,223	126,337	27,781	281,761
Class Y	145,210	1,492,854	604,953	5,980,042
Class R6	7,840	80,995	9,889	97,616

Issued as reinvestment of dividends
Class A	29,484	308,374	10,009	103,226
Class C	6,559	68,810	1,522	15,805
Class R	1,175	12,285	292	3,060
Class Y	29,951	313,342	13,517	139,417
Class R6	839	8,759	304	3,114

Reacquired:
Class A	(315,829)	(3,289,824)	(157,736)	(1,607,309)
Class C	(67,022)	(687,015)	(25,138)	(259,093)
Class R	(5,921)	(61,241)	(7,704)	(82,505)
Class Y	(193,987)	(2,011,879)	(161,852)	(1,645,756)
Class R6	(3,925)	(40,997)	(4,001)	(39,866)
Net increase (decrease) in share activity	(56,613)	$(551,963)	1,019,375	$10,003,916

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 17% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

20                         Invesco Global Infrastructure Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$10.74	$0.18		$(0.45)	$(0.27)	$(0.19)	$(0.02)	$(0.25)	$(0.46)	$10.01	(2.65)%	$8,098	1.28	%(d)	2.56	%(d)	1.76	%(d)	114%
Year ended 10/31/17	9.62	0.25	(e)	1.06	1.31	(0.19)	—	—	(0.19)	10.74	13.74	8,899	1.29		2.87		2.40	(e)	99
Year ended 10/31/16	9.50	0.17		0.11	0.28	(0.16)	—	—	(0.16)	9.62	3.01	4,194	1.40		4.29		1.76		85
Year ended 10/31/15	10.66	0.17		(1.11)	(0.94)	(0.21)	—	(0.01)	(0.22)	9.50	(8.85)	3,262	1.40		6.36		1.68		84
Year ended 10/31/14(f)	10.00	0.08		0.63	0.71	(0.05)	—	—	(0.05)	10.66	7.12	2,497	1.39	(g)	8.60	(g)	1.51	(g)	19
Class C
Year ended 10/31/18	10.72	0.10		(0.44)	(0.34)	(0.13)	(0.01)	(0.25)	(0.39)	9.99	(3.39)	1,579	2.03	(d)	3.31	(d)	1.01	(d)	114
Year ended 10/31/17	9.60	0.17	(e)	1.06	1.23	(0.11)	—	—	(0.11)	10.72	12.92	2,016	2.04		3.62		1.65	(e)	99
Year ended 10/31/16	9.48	0.10		0.11	0.21	(0.09)	—	—	(0.09)	9.60	2.24	428	2.15		5.04		1.01		85
Year ended 10/31/15	10.64	0.09		(1.10)	(1.01)	(0.14)	—	(0.01)	(0.15)	9.48	(9.56)	279	2.15		7.11		0.93		84
Year ended 10/31/14(f)	10.00	0.04		0.63	0.67	(0.03)	—	—	(0.03)	10.64	6.71	181	2.14	(g)	9.35	(g)	0.76	(g)	19
Class R
Year ended 10/31/18	10.73	0.16		(0.44)	(0.28)	(0.18)	(0.01)	(0.25)	(0.44)	10.01	(2.80)	351	1.53	(d)	2.81	(d)	1.51	(d)	114
Year ended 10/31/17	9.61	0.22	(e)	1.06	1.28	(0.16)	—	—	(0.16)	10.73	13.47	296	1.54		3.12		2.15	(e)	99
Year ended 10/31/16	9.49	0.14		0.11	0.25	(0.13)	—	—	(0.13)	9.61	2.76	69	1.65		4.54		1.51		85
Year ended 10/31/15	10.66	0.14		(1.11)	(0.97)	(0.19)	—	(0.01)	(0.20)	9.49	(9.18)	27	1.65		6.61		1.43		84
Year ended 10/31/14(f)	10.00	0.07		0.64	0.71	(0.05)	—	—	(0.05)	10.66	7.05	13	1.64	(g)	8.85	(g)	1.26	(g)	19
Class Y
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.02)	(0.25)	(0.49)	10.02	(2.31)	9,775	1.03	(d)	2.31	(d)	2.01	(d)	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	—	—	(0.21)	10.74	14.02	10,685	1.04		2.62		2.65	(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	—	(0.18)	9.62	3.27	5,177	1.15		4.04		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	—	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15		6.11		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	—	(0.06)	10.67	7.29	2,287	1.14	(g)	8.35	(g)	1.76	(g)	19
Class R5
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.02)	(0.25)	(0.49)	10.02	(2.31)	10	1.03	(d)	2.19	(d)	2.01	(d)	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	—	—	(0.21)	10.74	14.02	11	1.04		2.54		2.65	(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	—	(0.18)	9.62	3.27	10	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	—	(0.01)	(0.25)	9.50	(8.70)	10	1.15		6.00		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	—	(0.06)	10.67	7.29	11	1.14	(g)	8.34	(g)	1.76	(g)	19
Class R6
Year ended 10/31/18	10.74	0.21		(0.44)	(0.23)	(0.22)	(0.02)	(0.25)	(0.49)	10.02	(2.31)	229	1.03	(d)	2.19	(d)	2.01	(d)	114
Year ended 10/31/17	9.62	0.27	(e)	1.06	1.33	(0.21)	—	—	(0.21)	10.74	14.02	194	1.04		2.54		2.65	(e)	99
Year ended 10/31/16	9.50	0.19		0.11	0.30	(0.18)	—	—	(0.18)	9.62	3.27	114	1.15		4.02		2.01		85
Year ended 10/31/15	10.67	0.20		(1.12)	(0.92)	(0.24)	—	(0.01)	(0.25)	9.50	(8.70)	69	1.15		6.00		1.93		84
Year ended 10/31/14(f)	10.00	0.09		0.64	0.73	(0.06)	—	—	(0.06)	10.67	7.29	38	1.14	(g)	8.34	(g)	1.76	(g)	19

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $9,103, $1,837, $344, $10,397, $10 and $213 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets includes significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.20 and 1.88%, $0.12 and 1.13%, $0.17 and 1.63%, $0.22 and 2.13%, $0.22 and 2.13% and $0.22 and 2.13% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of May 2, 2014.
(g)	Annualized.

21                         Invesco Global Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Infrastructure Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Infrastructure Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$991.10	$6.42	$1,018.75	$6.51	1.28%
C	1,000.00	987.30	10.17	1,014.97	10.31	2.03
R	1,000.00	990.80	7.68	1,017.49	7.78	1.53
Y	1,000.00	993.30	5.17	1,020.01	5.24	1.03
R5	1,000.00	993.30	5.17	1,020.01	5.24	1.03
R6	1,000.00	993.30	5.17	1,020.01	5.24	1.03

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Global Infrastructure Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Infrastructure Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Global Infrastructure Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, and below the performance of the Index for the three year period. The Board noted that underweight exposure to emerging markets and overweight exposure to certain sectors detracted from the Fund’s relative performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of

24                         Invesco Global Infrastructure Fund

funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Global Infrastructure Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$350,615
Qualified Dividend Income*	93.64%
Corporate Dividends Received Deduction*	38.88%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$147,465

26                         Invesco Global Infrastructure Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Global Infrastructure Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Infrastructure Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
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∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your house-hold, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GBLI-AR-1	11152018	1045

Annual Report to Shareholders	October 31, 2018

Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ∎ C: MKNCX ∎ R: MKNRX ∎ Y: MKNYX ∎ R5: MKNFX ∎ R6: MKNSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Global Market Neutral Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Market Neutral Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Global Market Neutral Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.79%
Class C Shares	-1.56
Class R Shares	-1.11
Class Y Shares	-0.56
Class R5 Shares	-0.57
Class R6 Shares	-0.57
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.67
Lipper Alternative Equity Market Neutral Funds Index⬛ (Peer Group Index)	-0.84
Source(s): ▼FactSet Research Systems Inc., ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fis-cal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

    At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whip-sawed – first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and

Portfolio Composition
By sector, based on total net assets
	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]

Industrials	19.4%	18.2	37.6%	1.2%
Consumer Discretionary	16.3	15.4	31.7	0.9
Materials	13.6	14.6	28.2	-1.0
Information Technology	9.7	9.2	18.9	0.5
Health Care	9.3	8.5	17.8	0.8
Energy	5.4	4.6	10.0	0.8
Consumer Staples	4.8	3.7	8.5	1.1
Communication Services	3.6	4.5	8.1	-0.9
Financials	3.3	2.6	5.9	0.7
Real Estate	2.4	3.5	5.9	-1.1
Utilities	1.3	2.0	3.3	-0.7
Money Market Funds Plus Other Assets Less Liabilities	10.9	–	10.9	10.9
Total	100.0	86.8	186.8	13.2
1	Represents the value of the equity securities in the portfolio.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swaps.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

concerns that higher inflation could result in a more restrictive monetary policy.

    Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

    At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms, but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

    The Fund follows a market neutral strategy, which is intended to produce a portfolio that experiences minimal influence from the return patterns of the general global stock market. The Fund seeks neutral positioning in terms of beta (market exposure) by seeking to maintain

Total Net Assets	$10.8 million

Data presented here are as of October 31, 2018.

4	Invesco Global Market Neutral Fund

neutral country, sector and industry exposures. The Fund uses a systematic model that evaluates fundamental and behavioral factors to forecast individual security returns and risks and ranks these securities based on their attractiveness relative to industry peers. Implementation occurs by establishing a portfolio with long positions in highly ranked stocks and shorting those that are poorly ranked. As such, the goal is to provide absolute risk adjusted returns over a full market cycle, regardless of the direction of the equity markets.

    Pursuant to the Fund’s market neutral construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio) is intended to result in the Fund’s outperformance relative to the FTSE US 3-Month Treasury Bill Index. The largest contributors to the Fund’s relative performance for the fiscal year were holdings in the health care and consumer staples sectors. Conversely, holdings in the industrials and information technology (IT) sectors were key detractors from the Fund’s relative performance during the fiscal year.

    In the health care sector, the short positions in the biotechnology industry performed as expected and aided the Fund’s absolute performance for the fiscal year. In the consumer staples sector, stock selection in both long and short holdings contributed to the Fund’s performance relative to the broad market/style-specific benchmark – primarily due to holdings in the food, beverage and tobacco industry. Finally, short holdings in the materials sector – specifically, the chemicals and the construction/containers/paper industries – also contributed to the Fund’s relative performance during the fiscal year.

    During the fiscal year, holdings in the industrials sector detracted from the Fund’s performance relative to its broad market/style-specific benchmark. These included long holdings in the commercial and professional services and capital goods industries. Within the IT sector, long holdings in computers/electronics and semiconductors failed to perform as expected and detracted from the Fund’s relative results.

    From a factor perspective, the Fund benefited from exposures to Momentum (both Earnings and Price) while our Quality signals were flat over the course of the fiscal year, despite showing signs of strength during heightened periods of volatility. Our Value signals detracted from overall model strength. We have observed that in this most recent period of yield curve flattening and rising yields, stocks with growth characteristics have outperformed those with value attributes. Perhaps the most observable example of this is that the Russell 3000 Growth Index outperformed the Russell 3000 Value Index by 7.4% during the fiscal year.1 We believe that having a balance of factors that have small, and in the case of Value versus Momentum, negative correlations will smooth out the investment experience relative to relying on more concentrated factor exposures.

    Please note that the Fund may utilize derivative instruments that include equity-related total return swaps and futures contracts. During the fiscal year, the Fund utilized equity-related total return swaps to efficiently implement its strategy and gain long and/or short exposure to the various sectors/industries described above, but did not use futures contracts. The implementation impact of using equity-related total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Global Market Neutral Fund.

1  Source: FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined
Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Nils Huter
Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Market Neutral Fund. He joined Invesco in 2007.
Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), from the University of Applied Sciences and Arts in Hildesheim.

Robert Nakouzi
Portfolio Manager, is manager of Invesco Global
Market Neutral Fund. He joined Invesco in 2004.
Mr. Nakouzi earned a Licence en Gestion de Entreprises from the University of Beirut in 1989 and a bachelor’s degree in finance and marketing from the University of Applied Sciences in Frank-furt, Germany.

5                          Invesco Global Market Neutral Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment - Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

*Includes the effect of the Adviser pay-in for an economic loss of $0.52 per share

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; perfor-

mance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Market Neutral Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.75	%*
1 Year	-6.28

Class C Shares
Inception (12/19/13)	-0.32	%*
1 Year	-2.48

Class R Shares
Inception (12/19/13)	0.16	%*
1 Year	-1.11

Class Y Shares
Inception (12/19/13)	0.66	%*
1 Year	-0.56

Class R5 Shares
Inception (12/19/13)	0.66	%*
1 Year	-0.57

Class R6 Shares
Inception (12/19/13)	0.66	%*
1 Year	-0.57

*  Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -1.92%, -1.53%, -1.04%, -0.52%, -0.52% and -0.52% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.88%, 3.63%, 3.13%, 2.63%, 2.55% and 2.55%, respectively. The expense ratios presented above may vary from the expense ratios presented in other

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.17	%**
1 Year	-7.23

Class C Shares
Inception (12/19/13)	-0.72	%**
1 Year	-3.54

Class R Shares
Inception (12/19/13)	-0.23	%**
1 Year	-2.06

Class Y Shares
Inception (12/19/13)	0.26	%**
1 Year	-1.50

Class R5 Shares
Inception (12/19/13)	0.26	%**
1 Year	-1.60

Class R6 Shares
Inception (12/19/13)	0.26	%**
1 Year	-1.60

** Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -2.38%, -1.98%, -1.46%, -0.95%, -0.95% and -0.95% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                         Invesco Global Market Neutral Fund

Invesco Global Market Neutral Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with the stock market investing.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Derivatives strategies may not always be successful. For example, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective. In particular, there is no guarantee that the portfolio manager’s stock selection process will produce a market neutral portfolio that reduces or eliminates the Fund’s exposure to general US stock market risk, sector or

8	Invesco Global Market Neutral Fund

industry-specific risk or market capitalization risk. In addition, the Fund’s market neutral investment strategy will likely cause the Fund to underperform the broader US equity market during market rallies. Such underperformance could be significant during sudden or significant market rallies.

∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of nonpayment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of alternative equity market neutral funds tracked by Lipper.
∎	The Russell 3000® Growth Index is an unmanaged index considered representative of US growth stocks. The Russell 3000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Russell 3000® Value Index is an unmanaged index considered representative of US value stocks. The Russell 3000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Global Market Neutral Fund

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–89.14%
Australia–2.12%
Altium Ltd.	1,485	$22,997
Beach Energy Ltd.	14,679	18,186
BHP Billiton PLC	6,042	120,644
BlueScope Steel Ltd.	4,661	47,765
Santos Ltd.	4,271	20,081
		229,673

Canada–3.86%
Canada Goose Holdings Inc.(a)	558	30,471
Canadian Pacific Railway Ltd.	224	45,942
Canfor Corp.(a)	3,481	50,008
Enerplus Corp.	5,583	51,958
Kirkland Lake Gold Ltd.	1,075	21,095
Teck Resources Ltd.–Class B	1,120	23,152
TFI International Inc.	2,604	86,668
Transcontinental Inc.–Class A	1,684	27,723
West Fraser Timber Co., Ltd.	1,632	82,003
		419,020

China–1.14%
Yangzijiang Shipbuilding Holdings Ltd.	137,800	123,765

Denmark–1.58%
DFDS A/S	709	30,354
GN Store Nord A/S	535	22,654
Rockwool International A/S–Class B	79	26,976
Royal Unibrew A/S	1,285	91,150
		171,134

Finland–2.08%
Stora Enso Oyj–Class R	3,026	45,592
UPM-Kymmene Oyj	5,600	180,160
		225,752

France–2.47%
Faurecia S.A.	466	22,520
Nexity S.A.	1,019	48,751
Peugeot S.A.	8,273	196,227
		267,498

Germany–3.66%
Covestro AG–REGS(b)	1,393	90,103
Hochtief AG	569	84,408
Schaeffler AG–Preference Shares	16,192	171,110
Siltronic AG	559	51,324
		396,945

Ireland–0.52%
AerCap Holdings N.V.(a)	573	28,696
Smurfit Kappa Group PLC	828	27,153
		55,849

	Shares	Value
Japan–17.75%
AEON Mall Co., Ltd.	1,900	$35,165
AGC Inc.	5,000	163,684
Brother Industries, Ltd.	3,100	56,564
Citizen Watch Co., Ltd.	6,300	36,081
Dai Nippon Printing Co., Ltd.	7,900	176,979
Daiwa House Industry Co., Ltd.	2,500	75,203
Denka Co., Ltd.	2,200	71,325
Electric Power Development Co., Ltd.	1,300	35,360
Haseko Corp.	2,000	25,309
Ibiden Co., Ltd.	9,100	111,807
JTEKT Corp.	4,800	59,609
K’s Holdings Corp.	9,000	113,446
Marubeni Corp.	12,600	101,793
Mitsubishi Corp.	2,300	64,538
Mitsui & Co., Ltd.	11,400	191,519
Nippon Express Co., Ltd.	1,200	75,709
Nippon Telegraph & Telephone Corp.	900	37,786
Nishimatsu Construction Co., Ltd.	2,600	60,889
Ricoh Co., Ltd.	3,100	30,917
Seino Holdings Co., Ltd.	5,000	68,894
Sojitz Corp.	28,900	96,894
Sumitomo Chemical Co., Ltd.	9,000	44,888
Tokyo Gas Co., Ltd.	4,300	105,676
Toppan Printing Co., Ltd.	6,000	84,698
		1,924,733

Jordan–0.82%
Hikma Pharmaceuticals PLC	3,673	89,258

Luxembourg–0.17%
ArcelorMittal	723	18,045

Netherlands–1.02%
Koninklijke Ahold Delhaize N.V.	4,811	110,212

Norway–2.88%
Salmar ASA	3,339	175,790
TGS NOPEC Geophysical Co. ASA	4,115	136,884
		312,674

Puerto Rico–0.31%
Popular, Inc.	637	33,130

Russia–1.61%
Evraz PLC	25,097	174,162

Spain–0.66%
ACS, Actividades de Construccion y Servicios, S.A.	514	19,240
Mediaset Espana Comunicacion S.A.	7,751	52,703
		71,943

Sweden–2.67%
Loomis AB–Class B	1,489	45,999
Sandvik AB	7,353	116,265

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

	Shares	Value
Sweden–(continued)
Svenska Cellulosa AB SCA–Class B	11,480	$108,643
Swedish Match AB	373	19,003
		289,910

Switzerland–0.42%
Georg Fischer AG	31	28,756
SFS Group AG	166	16,243
		44,999

United Kingdom–3.99%
Fiat Chrysler Automobiles N.V.(a)	5,162	78,251
GlaxoSmithKline PLC	3,108	60,090
Moneysupermarket.com Group PLC	12,975	48,635
PageGroup PLC	10,980	70,443
Pearson PLC	8,447	96,883
Persimmon PLC	2,686	78,746
		433,048

United States–39.41%
Aaron’s, Inc.	1,351	63,673
AbbVie Inc.	1,169	91,007
Akamai Technologies, Inc.(a)	1,401	101,222
Allison Transmission Holdings, Inc.	1,983	87,411
AMC Networks Inc.–Class A(a)	459	26,888
American Eagle Outfitters, Inc.	2,016	46,489
American Equity Investment Life Holding Co.	998	31,158
Amgen Inc.	366	70,561
Biogen Inc.(a)	381	115,927
BRP Inc.	4,709	189,462
CF Industries Holdings, Inc.	901	43,275
Cisco Systems, Inc.	3,389	155,047
ConocoPhillips	1,147	80,175
CoreCivic, Inc.	2,189	49,165
Deckers Outdoor Corp.(a)	785	99,828
Dick’s Sporting Goods, Inc.	2,188	77,390
Domtar Corp.	401	18,570
Endo International PLC(a)	2,452	41,537
Foot Locker, Inc.	458	21,590
Fortinet, Inc.(a)	1,216	99,931
Freeport-McMoRan Inc.	2,413	28,111
Genworth Financial, Inc.–Class A(a)	23,865	102,142
Gilead Sciences, Inc.	1,616	110,179
Herbalife Nutrition Ltd.(a)	1,594	84,896
HollyFrontier Corp.	1,682	113,434
HP Inc.	796	19,215
Huntsman Corp.	6,022	131,761
Hyatt Hotels Corp.–Class A	2,296	158,883

	Shares	Value
United States–(continued)
InterDigital, Inc.	882	$62,578
Kohl’s Corp.	1,174	88,907
Korn/Ferry International	678	30,605
Kroger Co. (The)	1,387	41,277
Lear Corp.	330	43,857
Louisiana-Pacific Corp.	1,209	26,320
LyondellBasell Industries N.V.–Class A	579	51,687
Macy’s, Inc.	3,957	135,686
Michael Kors Holdings Ltd.(a)	1,378	76,355
Micron Technology, Inc.(a)	2,055	77,515
Navient Corp.	3,223	37,322
NetApp, Inc.	1,607	126,133
Newmont Mining Corp.	2,386	73,775
Park Hotels & Resorts Inc.	1,952	56,745
Peabody Energy Corp.	3,193	113,192
Santander Consumer USA Holdings Inc.	2,194	41,138
Seagate Technology PLC	1,943	78,167
Tenet Healthcare Corp.(a)	2,792	71,838
United Continental Holdings Inc.(a)	548	46,859
United Therapeutics Corp.(a)	1,067	118,288
Vertex Pharmaceuticals Inc.(a)	464	78,629
Viacom Inc.–Class B	5,484	175,378
VMware, Inc.–Class A(a)	128	18,098
Voya Financial, Inc.	2,427	106,206
W.W. Grainger, Inc.	150	42,596
WellCare Health Plans, Inc.(a)	514	141,859
Whiting Petroleum Corp.(a)	1,429	53,302
		4,273,239
Total Common Stocks & Other Equity Interests (Cost $9,487,978)		9,664,989

Money Market Funds–7.86%(c)
Invesco Government & Agency Portfolio–Institutional Class, 2.08%	298,126	298,126
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%	212,905	212,947
Invesco Treasury Portfolio–Institutional Class, 2.09%	340,716	340,716
Total Money Market Funds (Cost $851,789)		851,789
TOTAL INVESTMENTS IN SECURITIES–97.00% (Cost $10,339,767)		10,516,778
OTHER ASSETS LESS LIABILITIES–3.00%		325,419
NET ASSETS–100.00%		$10,842,197

Investment Abbreviations:

REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented 0.83% of the Fund’s Net Assets.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

Open Over–The–Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Date	Floating Rate Index(1)	Payment Frequency	Notional Value	Upfront Payments (Received)	Value(2)(3)	Unrealized Appreciation (Depreciation)(2)(3)	Net Value of Reference Entities
Australia Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	$(23,807)	$—	$141	$141	$(23,679)
Denmark Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(130,708)	—	1,005	1,005	(129,759)
Subtotal — Appreciation						—	1,146	1,146	(153,438)
Canada Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(558,137)	—	(3,662)	(3,662)	(561,072)
Euro Area Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(1,226,901)	—	(19,620)	(19,620)	(1,247,069)
Hong Kong Equity Securities-Short	Morgan Stanley & Co. LLC	10/15/2020	Federal Funds floating rate	Monthly	(75,924)	—	(1,973)	(1,973)	(77,961)
Japan Equity Securities-Short	Morgan Stanley & Co. LLC	01/28/2019	Federal Funds floating rate	Monthly	(1,839,780)	—	(61,650)	(61,650)	(1,894,710)
New Zealand Equity Securities-Short	Morgan Stanley & Co. LLC	03/16/2020	Federal Funds floating rate	Monthly	(94,912)	—	(1,564)	(1,564)	(96,526)
Norway Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(276,585)	—	(5,387)	(5,387)	(282,094)
Singapore Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(19,417)	—	(319)	(319)	(19,747)
Spain Equity Securities-Short	Morgan Stanley & Co. LLC	02/22/2019	Federal Funds floating rate	Monthly	(85,919)	—	(1,378)	(1,378)	(87,334)
Sweden Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(216,934)	—	(1,525)	(1,525)	(218,549)
Switzerland Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(84,972)	—	(4,301)	(4,301)	(88,865)
United Kingdom Equity Securities-Short	Morgan Stanley & Co. LLC	01/23/2019	Federal Funds floating rate	Monthly	(666,207)	—	(9,322)	(9,322)	(672,729)
United States Equity Securities-Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(4,006,288)	—	(8,682)	(8,682)	(4,015,256)
Subtotal — Depreciation						—	(119,383)	(119,383)	(9,261,912)
Total Return Swap Agreements — Equity Risk						$—	$(118,237)	$(118,237)	$(9,415,350)

(1)

The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.

(2)	Amount includes $(9,378) of dividends payable and financing fees related to the reference entities.
(3)	Swap agreements collateralized by $51,661 cash held with Morgan Stanley & Co. LLC, the Counterparty.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of October 31, 2018.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short
Australia
Tabcorp Holdings Ltd.	(7,238)	$(23,679)	0.27

Canada
CCL Industries Inc.–Class B	(4,766)	(200,517)	2.12
Emera Inc.	(2,207)	(68,106)	0.74
SNC-Lavalin Group Inc.	(4,523)	(161,499)	1.73
Stella-Jones Inc.	(2,544)	(81,482)	0.88
Waste Connections, Inc.	(647)	(49,468)	0.53
		(561,072)

Denmark
Chr. Hansen Holding A/S	(335)	(33,861)	0.37
Genmab A/S	(700)	(95,898)	1.04
		(129,759)

	Shares	Value	Percentage of Reference Entities
Euro Area
Anheuser-Busch InBev S.A./N.V.	(957)	$(70,592)	0.76
Banco BPM S.p.A.	(10,664)	(20,058)	0.22
bpost S.A.	(1,295)	(19,665)	0.21
Cairn Homes PLC	(12,550)	(20,152)	0.22
Daimler AG	(3,168)	(187,838)	2.02
Evotec AG	(3,427)	(67,719)	0.70
GEA Group AG	(585)	(17,794)	0.18
Getlink	(5,916)	(74,462)	0.80
Huhtamaki OYJ	(4,762)	(133,680)	1.35
Koninklijke Vopak N.V.	(1,175)	(53,223)	0.57
Outokumpu OYJ	(9,111)	(38,277)	0.40
Renault S.A.	(902)	(67,486)	0.73
Rocket Internet SE	(765)	(22,108)	0.23

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
Euro Area–(continued)
Rubis SCA	(1,412)	$(73,072)	0.77
Snam S.p.A.	(25,140)	(104,024)	1.13
Takeaway.com N.V.	(618)	(36,391)	0.38
TechnipFMC PLC	(682)	(18,195)	0.19
thyssenkrupp AG	(8,618)	(181,274)	1.91
Valeo S.A.	(1,270)	(41,059)	0.41
		(1,247,069)

Hong Kong
Yue Yuen Industrial Holdings Ltd.	(28,500)	(77,961)	0.82

Japan
AIN HOLDINGS Inc.	(300)	(23,496)	0.24
Daifuku Co., Ltd.	(2,800)	(120,563)	1.22
Kansai Paint Co., Ltd.	(6,800)	(100,672)	1.08
Keihan Holdings Co., Ltd.	(600)	(22,752)	0.24
Keyence Corp.	(200)	(97,989)	1.00
Koito Manufacturing Co., Ltd.	(1,500)	(71,498)	0.73
Kyushu Electric Power Co., Inc.	(6,100)	(71,014)	0.78
M3, Inc.	(3,200)	(51,543)	0.55
Makita Corp.	(1,600)	(55,356)	0.70
Maruichi Steel Tube Ltd.	(1,400)	(40,436)	0.43
MISUMI Group Inc.	(8,800)	(176,671)	1.75
Monotaro Co., Ltd.	(4,900)	(108,141)	1.09
Nidec Corp.	(800)	(102,702)	1.07
Nifco Inc.	(3,900)	(88,836)	0.94
Nihon M&A Center Inc.	(3,700)	(88,738)	0.91
Nitori Holdings Co., Ltd.	(1,000)	(130,548)	1.36
Relo Group Inc.	(2,200)	(51,964)	0.54
Ryohin Keikaku Co., Ltd.	(200)	(52,822)	0.55
Seria Co., Ltd.	(700)	(23,598)	0.24
Seven Bank, Ltd.	(20,800)	(65,052)	0.69
Shimano Inc.	(600)	(82,077)	0.88
Toshiba Corp.	(6,500)	(194,649)	1.99
TOTO Ltd.	(600)	(21,529)	0.23
Toyo Tire & Rubber Co., Ltd.	(1,900)	(31,815)	0.34
YASKAWA Electric Corp.	(700)	(20,249)	0.20
		(1,894,710)

New Zealand
Fletcher Building Ltd.	(24,496)	(96,526)	1.02

Norway
Schibsted ASA–Class A	(925)	(32,047)	0.34
Schibsted ASA–Class B	(2,435)	(77,112)	0.83
Yara International ASA	(4,020)	(172,935)	1.80
		(282,094)

Singapore
Sembcorp Industries Ltd.	(9,700)	(19,747)	0.21

Spain
Cellnex Telecom S.A.	(3,504)	(87,334)	0.92

	Shares	Value	Percentage of Reference Entities
Sweden
Husqvarna AB–Class B	(6,505)	$(49,124)	0.51
Modern Times Group MTG AB–Class B	(3,678)	(135,902)	1.46
Skanska AB–Class B	(2,130)	(33,523)	0.36
		(218,549)

Switzerland
ams AG	(1,728)	(67,213)	0.69
dormakaba Holding AG	(30)	(21,652)	0.23
		(88,865)

United Kingdom
BBA Aviation PLC	(15,764)	(48,392)	0.51
British American Tobacco PLC	(1,790)	(77,630)	0.84
Capital & Counties Properties PLC	(10,606)	(33,927)	0.36
Dechra Pharmaceuticals PLC	(816)	(23,840)	0.25
Fresnillo, PLC	(13,310)	(144,348)	1.58
John Wood Group PLC	(3,501)	(31,955)	0.34
Just Eat PLC	(2,733)	(21,222)	0.22
KAZ Minerals PLC	(8,544)	(56,649)	0.59
Paddy Power Betfair PLC	(350)	(30,059)	0.32
Serco Group PLC	(30,457)	(37,406)	0.40
Weir Group PLC/The	(8,254)	(167,301)	1.75
		(672,729)

United States
ABM Industries Inc.	(947)	(29,120)	0.32
ACADIA Pharmaceuticals Inc.	(4,363)	(84,991)	0.99
Bank OZK	(864)	(23,639)	0.24
Big Lots, Inc.	(649)	(26,947)	0.30
Callon Petroleum Co.	(8,690)	(86,639)	0.92
Cantel Medical Corp.	(261)	(20,658)	0.22
Centennial Resource Development, Inc.–Class A	(1,375)	(26,345)	0.28
Clovis Oncology Inc.	(3,780)	(43,961)	0.67
Cognex Corp.	(3,711)	(158,979)	1.67
Coherent, Inc.	(625)	(76,963)	0.83
Compass Minerals International, Inc.	(512)	(24,837)	0.26
Coty Inc.–Class A	(6,160)	(64,988)	0.67
Dentsply Sirona Inc.	(1,433)	(49,625)	0.54
Diamondback Energy Inc.	(822)	(92,360)	0.97
Equinix, Inc.	(205)	(77,642)	0.83
Exact Sciences Corp.	(994)	(70,624)	0.69
FireEye, Inc.	(3,073)	(56,820)	0.56
Flex Ltd.	(6,090)	(47,868)	0.50
Floor & Decor Holdings, Inc.–Class A	(545)	(13,941)	0.15
Gartner, Inc.	(668)	(98,543)	1.02
Granite Construction, Inc.	(3,042)	(139,080)	1.55
Hasbro, Inc.	(437)	(40,077)	0.43
Healthcare Services Group, Inc.	(2,692)	(109,268)	1.22
Howard Hughes Corp.	(852)	(95,015)	0.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Market Neutral Fund

	Shares	Value	Percentage of Reference Entities
United States–(continued)
II-VI Inc.	(667)	$(24,832)	0.26
Insulet Corp.	(705)	(62,188)	0.65
IPG Photonics Corp.	(278)	(37,127)	0.42
Iron Mountain Inc.	(803)	(24,580)	0.27
Kilroy Realty Corp.	(1,389)	(95,674)	1.03
Knight-Swift Transportation Holdings Inc.	(3,292)	(105,344)	1.15
LCI Industries	(1,257)	(87,173)	0.94
Liberty Broadband Corp.–Class A	(677)	(56,049)	0.59
Lithia Motors, Inc.–Class A	(871)	(77,589)	0.85
Live Nation Entertainment, Inc.	(1,226)	(64,120)	0.66
LKQ Corp.	(2,264)	(61,739)	0.65
Markel Corp.	(111)	(121,350)	1.28
Martin Marietta Materials, Inc.	(439)	(75,192)	0.78
Mattel, Inc.	(9,243)	(125,520)	1.37
Medicines Co. (The)	(2,397)	(55,754)	0.61
Medidata Solutions, Inc.	(1,193)	(83,868)	0.90
Mohawk Industries, Inc.	(120)	(14,968)	0.16
Monro, Inc.	(828)	(61,603)	0.67
Nevro Corp.	(1,107)	(53,977)	0.58
Newell Brands, Inc.	(3,584)	(56,914)	0.61
Portola Pharmaceuticals, Inc.	(2,662)	(52,415)	0.54
PriceSmart, Inc.	(886)	(62,153)	0.65
Sanderson Farms, Inc.	(1,053)	(103,605)	1.17
Scotts Miracle-Gro Co. (The)	(872)	(58,197)	0.64
Sensient Technologies Corp.	(1,462)	(94,825)	1.03
Sterling Bancorp	(1,597)	(28,714)	0.31
Summit Materials, Inc.–Class A	(1,654)	(22,329)	0.23
Targa Resources Corp.	(1,590)	(82,155)	0.86
Tesaro, Inc.	(2,595)	(74,944)	0.87
Ultragenyx Pharmaceutical Inc.	(631)	(30,572)	0.34
United Bankshares, Inc.	(759)	(25,176)	0.27
Universal Display Corp.	(934)	(114,891)	1.09
ViaSat, Inc.	(3,127)	(199,378)	2.08
Vulcan Materials Co.	(260)	(26,296)	0.28
Wayfair, Inc.–Class A	(445)	(49,079)	0.51
Welbilt, Inc.	(2,489)	(46,594)	0.50
Zayo Group Holdings, Inc.	(1,320)	(39,442)	0.42
		(4,015,256)
Total Equity Securities — Short		$(9,415,350)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $9,487,978)	$9,664,989
Investments in affiliated money market funds, at value and cost	851,789
Other investments:
Swaps receivable — OTC	432,709
Unrealized appreciation on swap agreements — OTC	1,146
Deposits with brokers:
Cash Collateral — OTC derivatives	51,661
Foreign currencies, at value (Cost $4,161)	4,110
Receivable for:
Fund shares sold	4,595
Dividends	33,356
Fund expenses absorbed	11,628
Investment for trustee deferred compensation and retirement plans	9,809
Other assets	56,959
Total assets	11,122,751

Liabilities:
Other investments:
Swaps payable — OTC	5,222
Unrealized depreciation on swap agreements — OTC	119,383
Payable for:
Amount due custodian	50,296
Accrued fees to affiliates	3,097
Accrued trustees’ and officers’ fees and benefits	1,644
Accrued other operating expenses	91,103
Trustee deferred compensation and retirement plans	9,809
Total liabilities	280,554
Net assets applicable to shares outstanding	$10,842,197

Net assets consist of:
Shares of beneficial interest	$7,805,516
Distributable earnings	3,036,681
$10,842,197

Net Assets:
Class A	$4,592,076
Class C	$123,489
Class R	$39,390
Class Y	$4,698,394
Class R5	$469,589
Class R6	$919,259

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	494,162
Class C	13,772
Class R	4,288
Class Y	500,345
Class R5	50,001
Class R6	97,858
Class A:
Net asset value per share	$9.29
Maximum offering price per share
(Net asset value of $9.29 ÷ 94.50%)	$9.83
Class C:
Net asset value and offering price per share	$8.97
Class R:
Net asset value and offering price per share	$9.19
Class Y:
Net asset value and offering price per share	$9.39
Class R5:
Net asset value and offering price per share	$9.39
Class R6:
Net asset value and offering price per share	$9.39

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Market Neutral Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $23,070)	$291,622
Dividends from affiliated money market funds	13,157
Total investment income	304,779

Expenses:
Advisory fees	133,511
Administrative services fees	50,000
Custodian fees	7,199
Distribution fees:
Class A	15,764
Class C	1,980
Class R	205
Transfer agent fees — A, C, R and Y	9,048
Transfer agent fees — R5	49
Transfer agent fees — R6	96
Trustees’ and officers’ fees and benefits	20,826
Registration and filing fees	80,202
Reports to shareholders	15,131
Professional services fees	95,676
Other	27,928
Total expenses	457,615
Less: Fees waived and expenses reimbursed	(265,206)
Net expenses	192,409
Net investment income	112,370

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	2,671,542
Foreign currencies	(5,256)
Swap agreements	320,656
2,986,942
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,243,194)
Foreign currencies	(110)
Swap agreements	(25,915)
(3,269,219)
Net realized and unrealized gain (loss)	(282,277)
Net increase (decrease) in net assets resulting from operations	$(169,907)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$112,370	$117,392
Net realized gain (loss)	2,986,942	(1,415,189)
Change in net unrealized appreciation (depreciation)	(3,269,219)	1,626,538
Net increase (decrease) in net assets resulting from operations	(169,907)	328,741

Distributions to shareholders from distributable earnings:
Class A	(523,417)	—
Class C	(25,478)	—
Class R	(2,226)	—
Class Y	(505,288)	—
Class R5	(34,326)	—
Class R6	(65,827)	—
Total distributions from distributable earnings	(1,156,562)	—

Share transactions–net:
Class A	(2,453,283)	(190,910)
Class C	(224,102)	(256,799)
Class R	9,943	8,513
Class Y	(2,205,488)	(4,966,606)
Class R6	24,608	162,755
Net increase (decrease) in net assets resulting from share transactions	(4,848,322)	(5,243,047)
Net increase (decrease) in net assets	(6,174,791)	(4,914,306)

Net assets:
Beginning of year	17,016,988	21,931,294
End of period	$10,842,197	$17,016,988

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

17                         Invesco Global Market Neutral Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

18                         Invesco Global Market Neutral Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such

19                         Invesco Global Market Neutral Fund

transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

M.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.93%
Next $500 million	0.91%
Next $1.5 billion	0.89%
Next $2.5 billion	0.87%
Next $2.5 billion	0.85%
Next $2.5 billion	0.83%
Over $10 billion	0.81%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.95%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the

20                         Invesco Global Market Neutral Fund

numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $256,013 and reimbursed class level expenses of $4,502, $141, $29, $4,376, $49 and $96 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $51 in front-end sales commissions from the sale of Class A shares and $32 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

21                         Invesco Global Market Neutral Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$163,722	$65,951	$—	$229,673
Canada	419,020	—	—	419,020
China	—	123,765	—	123,765
Denmark	30,354	140,780	—	171,134
Finland	225,752	—	—	225,752
France	—	267,498	—	267,498
Germany	396,945	—	—	396,945
Ireland	55,849	—	—	55,849
Japan	35,165	1,889,568	—	1,924,733
Jordan	89,258	—	—	89,258
Luxembourg	18,045	—	—	18,045
Netherlands	110,212	—	—	110,212
Norway	—	312,674	—	312,674
Puerto Rico	33,130	—	—	33,130
Russia	174,162	—	—	174,162
Spain	—	71,943	—	71,943
Sweden	127,646	162,264	—	289,910
Switzerland	—	44,999	—	44,999
United Kingdom	197,824	235,224	—	433,048
United States	4,273,239	—	—	4,273,239
Money Market Funds	851,789	—	—	851,789
Total Investments in Securities	7,202,112	3,314,666	—	10,516,778
Other Investments – Assets*
Swap Agreements	—	1,146	—	1,146
Other Investments – Liabilities*
Swap Agreements	—	(119,383)	—	(119,383)
Total Other Investments	—	(118,237)	—	(118,237)
Total Investments	$7,202,112	$3,196,429	$—	$10,398,541

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$1,146
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,146

Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(119,383)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(119,383)

22                         Invesco Global Market Neutral Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$1,146	$(119,383)	$(118,237)	$—	$51,661	$(66,576)

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain:
Swap agreements	$320,656
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(25,915)
Total	$294,741

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$12,835,940

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Long-term capital gain	$1,156,562	$—

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$337,805
Undistributed long-term gain	2,609,668
Net unrealized appreciation — investments	98,137
Net unrealized appreciation (depreciation) — foreign currencies	(220)
Temporary book/tax differences	(8,709)
Shares of beneficial interest	7,805,516
Total net assets	$10,842,197

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to swap agreements, passive foreign investment companies and wash sales.

23                         Invesco Global Market Neutral Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $8,342,596 and $14,103,436, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$981,632
Aggregate unrealized (depreciation) of investments	(883,495)
Net unrealized appreciation of investments	$98,137

Cost of investments for tax purposes is $10,300,404.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, on October 31, 2018, undistributed net investment income was increased by $331,807 and undistributed net realized gain was decreased by $331,807. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	37,928	$351,211	50,956	$506,412
Class C	568	5,059	8,688	84,771
Class R	1,601	14,805	863	8,513
Class Y	5,880	54,351	87,656	880,836
Class R6	17,152	159,607	32,982	330,711

Issued as reinvestment of dividends:
Class A	23,313	215,178	—	—
Class C	1,398	12,539	—	—
Class R	168	1,539	—	—
Class Y	21,188	197,049	—	—
Class R6	3,384	31,502	—	—

Reacquired:
Class A	(327,811)	(3,019,672)	(69,912)	(697,322)
Class C	(27,069)	(241,700)	(34,891)	(341,570)
Class R	(712)	(6,401)	—	—
Class Y	(264,209)	(2,456,888)	(581,028)	(5,847,442)
Class R6	(17,887)	(166,501)	(16,681)	(167,956)
Net increase (decrease) in share activity	(525,108)	$(4,848,322)	(521,367)	$(5,243,047)

(a)	91% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

24                         Invesco Global Market Neutral Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$10.06	$0.06	$(0.14)	$(0.08)	$—	$(0.69)	$(0.69)	$9.29	(0.79)%		$4,592	1.49	%(d)	3.38	%(d)	0.68	%(d)	64%
Year ended 10/31/17	9.91	0.05	0.10	0.15	—	—	—	10.06	1.51		7,654	1.52		2.93		0.51		35
Year ended 10/31/16	10.31	0.10	(0.47)	(0.37)	—	(0.03)	(0.03)	9.91	(3.64)		7,729	1.61		2.89		1.00		79
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90	(g)	5,197	1.61	(h)	4.61	(h)	0.43	(h)	46
Class C
Year ended 10/31/18	9.81	(0.01)	(0.14)	(0.15)	—	(0.69)	(0.69)	8.97	(1.56)		123	2.24	(d)	4.13	(d)	(0.07	)(d)	64
Year ended 10/31/17	9.74	(0.02)	0.09	0.07	—	—	—	9.81	0.72		381	2.27		3.68		(0.24)		35
Year ended 10/31/16	10.20	0.03	(0.46)	(0.43)	—	(0.03)	(0.03)	9.74	(4.27)		634	2.36		3.64		0.25		79
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10	(g)	123	2.36	(h)	5.36	(h)	(0.32	)(h)	46
Class R
Year ended 10/31/18	9.98	0.04	(0.14)	(0.10)	—	(0.69)	(0.69)	9.19	(1.00)		39	1.74	(d)	3.63	(d)	0.43	(d)	64
Year ended 10/31/17	9.86	0.03	0.09	0.12	—	—	—	9.98	1.22		32	1.77		3.18		0.26		35
Year ended 10/31/16	10.27	0.08	(0.46)	(0.38)	—	(0.03)	(0.03)	9.86	(3.75)		23	1.86		3.14		0.75		79
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60	(g)	14	1.86	(h)	4.86	(h)	0.18	(h)	46
Class Y
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	—	(0.69)	(0.69)	9.39	(0.56)		4,698	1.24	(d)	3.13	(d)	0.93	(d)	64
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81		7,476	1.27		2.68		0.76		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		12,261	1.36		2.64		1.25		79
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20	(g)	7,311	1.36	(h)	4.36	(h)	0.68	(h)	46
Class R5
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	—	(0.69)	(0.69)	9.39	(0.57)		470	1.24	(d)	3.07	(d)	0.93	(d)	64
Year ended 10/31/17	9.96	0.08	0.10	0.18	—	—	—	10.14	1.81		507	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.48)	(0.35)	—	(0.03)	(0.03)	9.96	(3.43)		498	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	671	1.36	(h)	4.33	(h)	0.68	(h)	46
Class R6
Year ended 10/31/18	10.14	0.09	(0.15)	(0.06)	—	(0.69)	(0.69)	9.39	(0.57)		919	1.24	(d)	3.07	(d)	0.93	(d)	64
Year ended 10/31/17	9.97	0.08	0.09	0.17	—	—	—	10.14	1.71		966	1.26		2.60		0.77		35
Year ended 10/31/16	10.34	0.13	(0.47)	(0.34)	—	(0.03)	(0.03)	9.97	(3.33)		786	1.36		2.56		1.25		79
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	573	1.36	(h)	4.33	(h)	0.68	(h)	46

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $6,305, $198, $41, $6,130, $468 and $912 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement December 19, 2013.
(g)

Amount includes the effect of the Adviser pay-in for the economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(h)	Annualized.

25                         Invesco Global Market Neutral Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Market Neutral Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Global Market Neutral Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,005.40	$7.53	$1,017.69	$7.58	1.49%
C	1,000.00	1,002.20	11.30	1,013.91	11.37	2.24
R	1,000.00	1,003.30	8.79	1,016.43	8.84	1.74
Y	1,000.00	1,006.40	6.27	1,018.95	6.31	1.24
R5	1,000.00	1,005.30	6.27	1,018.95	6.31	1.24
R6	1,000.00	1,006.40	6.27	1,018.95	6.31	1.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Global Market Neutral Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Market Neutral Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Equity Market Neutral Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Board noted that stock selection in and underweight exposure to certain types of securities and regions detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the

28                         Invesco Global Market Neutral Fund

median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco Global Market Neutral Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,156,562
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Global Market Neutral Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Global Market Neutral Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Market Neutral Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GMN-AR-1	12212018	1203

Annual Report to Shareholders	October 31, 2018

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ∎ C: GLTCX ∎ R: GLTRX ∎ Y: GLTYX ∎ R5: GLTFX ∎ R6: GLTSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Global Targeted Returns Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Global Targeted Returns Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Global Targeted Returns Fund (the Fund), at net asset value (NAV), underperformed the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.60%
Class C Shares	-4.29
Class R Shares	-3.82
Class Y Shares	-3.39
Class R5 Shares	-3.38
Class R6 Shares	-3.39
FTSE US 3-Month Treasury Bill Index▼ (Broad Market/Style-Specific Index)	1.67
Source(s): ▼FactSet Research Systems Inc.

Market conditions and your Fund

The Fund’s investment objective is to seek a positive return over the long term in all market environments. The Fund targets an annual gross return of 5% above three-month US Treasury bills and aims to achieve this with less than half the volatility of global equities (as represented by the MSCI World 100% Hedged to USD Index), over a rolling three-year period. The Fund seeks to achieve these targets by investing in long-term investment ideas (typically 20-30 ideas) that are combined through a risk-managed process into a single portfolio. There is no guarantee that the Fund will achieve either a positive return or its target return, and an investor may lose money by investing in the Fund. Each idea reflects a fundamental macroeconomic view with regard to asset classes, geographies, currencies or sectors globally that have the potential to deliver a positive return over a two- to three-year time horizon. This can include investments in a wide range of asset types, including derivative instruments and physical securities.

Portfolio Composition
By asset type
	Risk Allocation[1]	Notional Value as % of Total Net Assets[2]	Value as % of Total Net Assets[3]
Commodity	7.99%	38.08%	0.20%
Credit	6.48	32.11	16.23
Currency	31.43	46.41	2.14
Equity	25.87	729.76	37.39
Inflation	7.20	166.84	0.46
Interest Rate	15.63	350.18	9.97
Volatility[4]	5.40	0.83	-0.50
Money Market Funds Plus Other Assets Less Liabilities	–	–	34.11

    The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

    At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whip-sawed – first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

    Emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated,

Total Net Assets	$100.1 million

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of October 31, 2018.

1

The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.

2

The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the US dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of October 31, 2018.

3

The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of October 31, 2018.

4

Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

4	Invesco Global Targeted Returns Fund

although there was divergence among countries. In Japan, growth improved over the latter part of the fiscal year.

    One of the significant contributors to the Fund’s performance during the fiscal year was the Currency - US Dollar vs Taiwanese Dollar idea, which favored the US dollar. The Taiwanese dollar depreciated throughout the fiscal year as economic growth in the US outpaced growth in Taiwan, and the US dollar strengthened due to the Fed’s tightening policy. This idea was also bolstered by increasing concern over China moving away from importing Taiwanese goods to becoming a competitor. In the Currency - Chile and Mexico vs Australia and New Zealand idea, the Fund’s performance benefited from favoring the Chilean and Mexican pesos against both the Australian and New Zealand dollars. This idea performed well due to lagging economic growth in Australia and New Zealand, compared to that of the emerging economies of the pesos. Specifically, the Mexican peso improved following the country’s election and optimism around the United States-Mexico-Canada Agreement, while Australia and New Zealand struggled as their governments rebalanced following the end of the commodities supercycle. Our Equity - US Large Cap vs Small Cap idea also performed well during the fiscal year. Favoring US large-cap companies over US small-cap companies contributed to the Fund’s performance, primarily due to large-cap growth stocks, such as the FAANG (Facebook, Apple, Amazon, Netflix and Alphabet’s Google) stocks driving growth in US equity markets. Additionally, the rising interest rate environment of the US made small-cap stocks susceptible, since they were relatively more levered and there was increased hardship in borrowing during the fiscal year.

    Among the most significant detractors from the Fund’s performance for the fiscal year was the Currency - Swedish Krona vs Euro idea, which favored the Swedish krona against the relatively more expensive euro. The krona depreciated throughout the fiscal year as Swedish economic growth failed to outpace the eurozone by a large margin. We still believe Sweden has better long-term country fundamentals than the eurozone, its biggest trading partner, and continued to hold this idea in the Fund at the close of the fiscal year. The Equity - Dispersion idea, which aims to capture the divergence between individual stocks and their relevant equity indexes, detracted from the Fund’s performance in late 2017 and early 2018. This occurred due to US stocks and their relevant indexes moving up together during the melt-up in late 2017, and then subsequently falling together in early 2018. Additionally, our Equity - Selective Asia Exposure idea detracted from the Fund’s performance, especially in the latter half of the fiscal year. This idea seeks to benefit from our belief that Asian equities are relatively cheap with stabilizing fundamentals. However, we saw increased volatility and downside in Asian equities due, in part, to trade war threats from the Trump administration.

    Over the next two to three years, we believe the global economy may have to contend with structural vulnerabilities as cyclical momentum slows. One example is the impact of the stronger US dollar and trade disruption in some emerging markets. In our view, both US economic momentum and Chinese policy are likely central to extending the current economic cycle. We believe inflation will likely be contained and, while positive wage growth could test policymakers’ resolve, we believe a lack of pricing power and the ongoing debt overhang will keep inflation low versus historical levels. “Price discovery” by central banks likely supports only a gradual change in policy and US and international policies will ultimately converge. Risk assets, impacted by regional drivers, appear to require an increasingly selective and nuanced approach, particularly in emerging markets. We believe volatility will reset at a higher average level and bouts of volatility are likely to be triggered by a broad range of sources, including central bank action and investor behavior.

    Our investment ideas make significant use of derivative instruments. Therefore, the performance of the Fund, both positive and negative, can be attributed largely to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Global Targeted Returns Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

David Millar Portfolio Manager, is lead manager of Invesco Global Targeted Returns Fund. He joined
Invesco in 2013. Mr. Millar earned a BSc (Hons) degree in mathematical statistics from the University of Cape Town. He is a Fellow of the Institute and Faculty of Actuaries.

Richard Batty Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Batty earned a PhD in financial economics from Brunel University.

Dave Jubb Portfolio Manager, is manager of Invesco Global Targeted Returns Fund. He joined Invesco in 2013. Mr. Jubb earned a Bsc (Hons) in mathematics from St. Andrews University. He is a Fellow of the Institute and Faculty of Actuaries.

Gwilym Satchell Professional Risk Manager, Portfolio Manager, is manager of Invesco Global Targeted Returns
Fund. He joined Invesco in 2013. Mr. Satchell earned a degree in computer science from Warwick University and a master’s degree from the University of Edinburgh Business School.

Danielle Singer Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Global Targeted Returns
Fund. She joined Invesco in 2014. Ms. Singer earned a BA degree from Middlebury College and an MBA from the University of Chicago with concentrations in analytic finance and econometrics.

5 Invesco Global Targeted Returns Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Global Targeted Returns Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-0.27%
1 Year	-8.88

Class C Shares
Inception (12/19/13)	0.14%
1 Year	-5.24

Class R Shares
Inception (12/19/13)	0.64%
1 Year	-3.82

Class Y Shares
Inception (12/19/13)	1.13%
1 Year	-3.39

Class R5 Shares
Inception (12/19/13)	1.15%
1 Year	-3.38

Class R6 Shares
Inception (12/19/13)	1.13%
1 Year	-3.39

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.11%, 2.86%, 2.36%, 1.86%, 1.82% and 1.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.11%
1 Year	-6.48

Class C Shares
Inception (12/19/13)	0.56%
1 Year	-2.63

Class R Shares
Inception (12/19/13)	1.04%
1 Year	-1.32

Class Y Shares
Inception (12/19/13)	1.56%
1 Year	-0.70

Class R5 Shares
Inception (12/19/13)	1.56%
1 Year	-0.80

Class R6 Shares
Inception (12/19/13)	1.56%
1 Year	-0.70

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7	Invesco Global Targeted Returns Fund

Invesco Global Targeted Returns Fund’s investment objective is to seek a positive total return over the long term in all market environments.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎  Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎  Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎  Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎  Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

∎  Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a) (36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎  Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

fluctuations in the value of the Fund’s shares.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in

8	Invesco Global Targeted Returns Fund

the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.

∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Inflation-indexed securities risk. The values of inflation-indexed securities generally fluctuate in response to changes in real interest rates, and the Fund’s income from its investments in these securities is likely to fluctuate considerably more than the income distributions of its investments in more traditional fixed-income securities.
∎	Inflation-indexed securities tax risk. Any increase in the principal amount of an inflation-indexed security may be included for tax purposes in the Fund’s gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts previously distributed to shareholders in the taxable year as income to be characterized as a return of capital.
∎	Investing in the European Union risk. Investments in certain countries in the European Union are susceptible to high economic risks associated with high

9	Invesco Global Targeted Returns Fund

levels of debt, such as investments in sovereign debt of Greece, Italy and Spain. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. Separately, the European Union faces issues involving its membership, structure, procedures and policies. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has announced its intention to exit, would place its currency and banking system in jeopardy. The exit by the UK or other member states will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/ or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The MSCI World 100% Hedged to USD IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is 100% hedged to the US dollar.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–30.59%
Australia–0.35%
Alumina Ltd.	9,000	$16,251
Amcor Ltd.	6,425	60,509
BHP Billiton PLC	3,931	78,493
Fairfax Media Ltd.	21,402	9,699
Metcash Ltd.	12,623	24,636
Newcrest Mining Ltd.	2,037	29,912
Origin Energy Ltd.(a)	3,633	18,789
QBE Insurance Group Ltd.	5,747	46,141
Telstra Corp. Ltd.	9,108	19,918
Woodside Petroleum Ltd.	1,896	46,883
		351,231

Austria–0.03%
Verbund AG	632	25,440

Belgium–0.10%
Colruyt S.A.	401	23,304
UCB S.A.	903	75,779
		99,083

Brazil–0.19%
EZ Tec Empreendimentos e Participacoes S.A.	11,335	72,809
Kroton Educacional S.A.	6,200	18,996
Telefonica Brasil S.A.–Preference Shares	8,887	102,919
		194,724

Canada–0.34%
Agnico Eagle Mines Ltd.	1,698	60,041
Canadian Natural Resources Ltd.	5,240	143,789
Goldcorp, Inc.	5,311	47,905
Methanex Corp.	670	43,369
PrairieSky Royalty Ltd.	2,634	40,021
		335,125

China–2.15%
51job, Inc.–ADR(a)	1,589	97,581
Alibaba Group Holding Ltd.–ADR(a)	703	100,023
Baidu, Inc.–ADR(a)	1,189	225,981
Bank of China Ltd.–Class H	222,000	94,365
Bitauto Holdings Ltd.–ADR(a)	2,720	51,952
Changyou.com Ltd.–ADR	270	3,613
China Communications Services Corp. Ltd.–Class H	32,000	25,930
China Conch Venture Holdings Ltd.	25,500	71,718
China Mobile Ltd.	24,000	224,348
China Oilfield Services Ltd.–Class H	6,000	5,650
China Resources Power Holdings Co. Ltd.	32,000	56,235
CNOOC Ltd.	99,000	167,725

	Shares	Value
China–(continued)
Dongfeng Motor Group Co. Ltd.–Class H	62,000	$61,327
ENN Energy Holdings Ltd.	8,000	68,207
FIH Mobile Ltd.(a)	8,000	748
Industrial & Commercial Bank of China Ltd.–Class H	265,000	178,634
JD.com, Inc.–ADR(a)	6,832	160,689
Minth Group Ltd.	20,000	65,141
NetEase, Inc.–ADR	766	159,213
Qingdao Port International Co., Ltd.–Class H–REGS(a)(b)	86,000	50,450
Sohu.com Ltd.–ADR(a)	280	5,060
Tencent Holdings Ltd.	8,000	271,179
Zhejiang Expressway Co., Ltd.–Class H	12,000	10,131
		2,155,900

Denmark–0.45%
A.P. Møller — Maersk A/S–Class B	52	66,028
Carlsberg A/S–Class B	713	78,650
Dfds A/S	657	28,127
DSV A/S	488	39,236
GN Store Nord A/S	1,637	69,317
Novo Nordisk A/S–Class B	1,401	60,508
Rockwool International A/S–Class B	86	29,366
Royal Unibrew A/S	770	54,619
Sydbank A/S	391	9,023
William Demant Holding A/S(a)	612	20,143
		455,017

Faroe Islands–0.05%
Bakkafrost P/F	935	52,499

Finland–0.47%
Nokia Oyj	24,035	135,430
Stora Enso Oyj–Class R	6,745	101,624
UPM-Kymmene Oyj	7,107	228,643
		465,697

France–2.09%
Airbus S.E.	351	38,678
Altran Technologies S.A.	3,336	33,130
AXA S.A.	2,007	50,231
BNP Paribas S.A.	2,340	121,991
Capgemini S.E.	1,251	152,996
Carrefour S.A.	6,360	123,515
Cie Generale des Etablissements Michelin SCA	1,406	144,018
Dassault Aviation S.A.	31	51,428
Engie S.A.	5,096	67,950
L’Oreal S.A.	354	79,733
Nexity S.A.	260	12,439

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Targeted Returns Fund

	Shares	Value
France–(continued)
Orange S.A.	16,009	$250,205
Peugeot S.A.	3,243	76,921
Safran S.A.	917	118,094
Sanofi	609	54,421
Société Générale S.A.	1,534	56,336
Teleperformance	441	72,658
TOTAL S.A.	9,981	585,647
		2,090,391

Germany–1.23%
Allianz S.E.	308	64,329
Aurubis AG	124	7,538
BASF S.E.	1,743	134,276
Bayer AG	5,417	415,777
Beiersdorf AG	177	18,320
Covestro AG–REGS(b)	257	16,623
Deutsche Post AG	6,775	214,433
Deutsche Telekom AG	4,782	78,492
Fraport AG Frankfurt Airport Services Worldwide	174	13,458
Hochtief AG	349	51,772
SAP S.E.	689	73,856
TAG Immobilien AG	1,078	24,634
TUI AG	724	12,019
Volkswagen AG–Preference Shares	635	106,969
		1,232,496

Hong Kong–0.68%
AIA Group Ltd.	40,000	304,262
CK Asset Holdings Ltd.	14,000	90,652
CK Hutchison Holdings Ltd.	17,500	175,836
Pacific Basin Shipping Ltd.	49,000	10,710
Standard Chartered PLC	14,400	100,660
		682,120

India–0.80%
Adani Ports & Special Economic Zone Ltd.	11,257	48,655
Godrej Consumer Products Ltd.	3,998	39,185
HDFC Bank Ltd.–ADR	2,491	221,475
Housing Development Finance Corp. Ltd.	1,272	30,492
ICICI Bank Ltd.–ADR	17,279	163,980
Infosys Ltd.–ADR	13,184	124,852
UPL Ltd.	12,665	116,073
Zee Entertainment Enterprises Ltd.	8,443	51,646
		796,358

Indonesia–0.06%
PT Bank Negara Indonesia (Persero) Tbk	132,000	63,971

Ireland–0.16%
AerCap Holdings N.V.(a)	506	25,340
CRH PLC	1,405	41,973

	Shares	Value
Ireland–(continued)
Kingspan Group PLC	1,751	$76,141
Smurfit Kappa Group PLC	548	17,971
		161,425

Italy–0.46%
Banco BPM S.p.A.(a)	33,440	62,729
Eni S.p.A.	5,412	96,255
Intesa Sanpaolo S.p.A.	81,098	179,355
Iren S.p.A.	4,675	10,127
Telecom Italia S.p.A.(a)	186,459	109,803
		458,269

Japan–0.27%
INPEX Corp.	2,500	28,783
Mitsubishi Estate Co., Ltd.	1,700	27,115
NEXON Co., Ltd.(a)	800	9,064
Sumitomo Mitsui Financial Group, Inc.	2,400	93,209
Toyota Motor Corp.	1,900	111,218
		269,389

Jersey–0.07%
Randgold Resources Ltd.	828	65,078

Jordan–0.08%
Hikma Pharmaceuticals PLC	3,084	74,945

Luxembourg–0.01%
RTL Group S.A.	226	14,511

Malaysia–0.01%
British American Tobacco Malaysia Bhd.	1,100	8,176

Mexico–0.09%
Fibra Uno Administracion S.A. de C.V.	87,500	93,736

Netherlands–0.65%
ASM International N.V.	670	28,823
Heineken Holding N.V.	550	47,646
ING Groep N.V.	14,898	176,219
Koninklijke Ahold Delhaize N.V.	11,195	256,460
Koninklijke DSM N.V.	296	25,937
SBM Offshore N.V.	3,563	61,651
Wolters Kluwer N.V.	995	56,517
		653,253

Norway–0.58%
Equinor ASA	10,608	273,278
Leroy Seafood Group ASA	2,431	22,349
Orkla ASA	3,369	29,032
SalMar ASA	1,599	84,183
Telenor ASA	3,400	62,261
TGS NOPEC Geophysical Co. ASA	2,065	68,692
Yara International ASA	900	38,627
		578,422

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Targeted Returns Fund

	Shares	Value
Philippines–0.02%
Robinsons Retail Holdings, Inc.	16,620	$23,580

Russia–0.16%
Evraz PLC	11,098	77,015
Sberbank of Russia PJSC–ADR	6,760	79,459
		156,474

Singapore–0.20%
DBS Group Holdings Ltd.	4,000	67,869
Parkway Life REIT	3,200	6,006
United Overseas Bank Ltd.	7,200	126,999
		200,874

South Africa–0.09%
Anglo American PLC	2,507	53,673
Naspers Ltd.–Class N	234	40,984
		94,657

South Korea–1.43%
E-MART Inc.	108	19,318
Hyundai Motor Co.	650	60,888
Hyundai Motor Co.–Preference Shares	922	57,414
Hyundai Steel Co.	531	19,528
Kangwon Land, Inc.	898	22,660
KB Financial Group Inc.	3,336	138,729
Korea Electric Power Corp.	5,236	124,794
LG Chem Ltd.	124	37,918
LG Corp.	1,467	85,597
POSCO	391	88,188
Samsung Electronics Co., Ltd.	11,052	413,243
Samsung Electronics Co., Ltd.–Preference Shares	6,505	204,937
Samsung Fire & Marine Insurance Co., Ltd.	196	47,890
Shinhan Financial Group Co., Ltd.	2,830	105,157
		1,426,261

Spain–0.52%
Atresmedia Corp. de Medios de Comunicación, S.A.	3,502	19,757
Banco Bilbao Vizcaya Argentaria, S.A.	9,662	53,325
Banco Santander S.A.	20,921	99,160
Banco Santander S.A.–Rts.(a)	20,921	813
Bankia S.A.	18,606	58,428
CaixaBank, S.A.	43,157	174,657
Industria de Diseno Textil, S.A.	2,036	57,411
Mediaset Espana Comunicacion S.A.	2,947	20,038
Merlin Properties SOCIMI, S.A.	2,008	25,170
Neinor Homes, S.L.U.–REGS(a)(b)	769	12,366
		521,125

Sweden–0.62%
Autoliv, Inc.	1,183	98,591
Axfood AB	2,237	39,899
Loomis AB–Class B	906	27,989

	Shares	Value
Sweden–(continued)
Sandvik AB	4,757	$75,217
Securitas AB–Class B	4,950	84,826
SSAB AB–Class A	2,763	11,034
SSAB AB–Class B	10,083	32,658
Svenska Cellulosa AB SCA–Class B	7,230	68,422
Swedish Match AB	1,642	83,653
Swedish Orphan Biovitrum AB(a)	1,106	22,572
Telia Co. AB	17,666	79,489
		624,350

Switzerland–1.42%
Adecco Group AG	814	39,820
Barry Callebaut AG	13	25,358
Bucher Industries AG	45	12,384
Coca-Cola HBC AG	1,107	32,681
Flughafen Zürich AG	107	21,113
Georg Fischer AG	22	20,407
Glencore PLC	38,286	156,012
Logitech International S.A.	865	32,005
Novartis AG	3,102	270,846
Roche Holding AG	1,859	451,016
SGS S.A.	29	68,697
Sunrise Communications Group AG–REGS(b)	342	30,082
UBS Group AG	7,335	102,333
Zurich Insurance Group AG	507	157,293
		1,420,047

Taiwan–0.88%
Asustek Computer Inc.	5,000	36,843
China Life Insurance Co., Ltd.	16,380	15,613
Delta Electronics Inc.	9,000	38,055
Gigabyte Technology Co., Ltd.	11,000	14,287
Hon Hai Precision Industry Co., Ltd.	29,400	75,149
MediaTek Inc.	11,000	81,552
Taiwan Semiconductor Manufacturing Co. Ltd.	25,000	185,693
Taiwan Semiconductor Manufacturing Co. Ltd.–ADR	11,437	435,750
Yageo Corp.	1	7
		882,949

Thailand–0.14%
Bangkok Bank PCL	13,200	84,685
Bangkok Bank PCL–NVDR	7,500	46,991
CPN Retail Growth Leasehold REIT	14,800	11,736
		143,412

United Arab Emirates–0.00%
Borr Drilling Ltd.(a)	106	411

United Kingdom–10.57%
Aviva PLC	60,183	329,212
Babcock International Group PLC	16,188	126,447

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Global Targeted Returns Fund

	Shares	Value
United Kingdom–(continued)
BAE Systems PLC	67,728	$455,113
Balfour Beatty PLC	17,561	59,047
Barclays PLC	142,498	313,390
Barratt Developments PLC	2,215	14,529
Beazley PLC	18,545	125,020
BP PLC	140,223	1,015,549
British American Tobacco PLC	10,834	469,869
British Land Co. PLC (The)	13,802	104,351
BT Group PLC	107,265	329,757
BTG PLC(a)	15,798	111,448
Bunzl PLC	4,221	124,563
Capita PLC(a)	44,398	72,997
Dairy Crest Group PLC	8,465	51,740
Derwent London PLC	3,336	124,875
Drax Group PLC	4,026	20,663
easyJet PLC	17,054	261,540
Electrocomponents PLC	2,120	16,771
Essentra PLC	14,395	70,276
G4S PLC	80,466	220,800
GlaxoSmithKline PLC	12,811	247,687
Grafton Group PLC(c)	1,449	13,407
Hays PLC	8,141	17,034
Hiscox Ltd.	7,740	161,037
Howden Joinery Group PLC	6,297	37,751
HSBC Holdings PLC	6,800	55,750
Imperial Brands PLC	5,112	173,188
Inchcape PLC	2,287	15,812
InterContinental Hotels Group PLC	898	47,113
International Consolidated Airlines Group, S.A.	10,036	77,401
International Consolidated Airlines Group, S.A.	12,353	95,260
Intertek Group PLC	735	44,036
J Sainsbury PLC	66,489	264,436
Lancashire Holdings Ltd.	9,499	71,552
Legal & General Group PLC	109,270	350,911
Marks & Spencer Group PLC	64,058	242,324
N Brown Group PLC	13,226	22,903
NewRiver REIT PLC	42,349	136,929
Next PLC	4,286	285,050
PageGroup PLC	5,218	33,476
Pearson PLC	7,178	82,328
Persimmon PLC	2,802	82,147
Provident Financial PLC(a)	11,398	74,348
RELX PLC	12,065	238,795
Rentokil Initial PLC	35,207	142,273
Rightmove PLC	4,750	27,448
Rolls-Royce Holdings PLC	43,498	466,404
Rolls-Royce Holdings PLC–Preference Shares(a)	1,963,970	2,510
Royal Bank of Scotland Group PLC (The)	111,138	335,769

	Shares	Value
United Kingdom–(continued)
Royal Dutch Shell PLC–Class A	20,031	$640,118
Royal Dutch Shell PLC–Class B	4,145	134,939
Royal Dutch Shell PLC–Class A	9,313	295,596
Royal Mail PLC	9,803	44,976
RSA Insurance Group PLC	18,251	131,645
Smith & Nephew PLC	2,603	42,326
SSP Group PLC	2,186	18,651
Stagecoach Group PLC	29,677	57,953
Standard Chartered PLC	4,516	31,714
TalkTalk Telecom Group PLC	47,743	73,219
Tate & Lyle PLC	9,529	81,983
Tesco PLC	91,078	248,276
Thomas Cook Group PLC	151,903	87,592
TP ICAP PLC	11,059	40,987
Vectura Group PLC(a)	24,035	21,840
Victrex PLC	339	11,490
Vodafone Group PLC	152,381	287,869
WH Smith PLC	728	18,074
Whitbread PLC	250	14,058
William Hill PLC	9,007	24,196
Wm Morrison Supermarkets PLC	4,423	14,024
		10,584,562

United States–3.13%
Allergan PLC	378	59,728
Altria Group, Inc.	3,576	232,583
American Express Co.	825	84,752
Amgen Inc.	364	70,175
Anthem, Inc.	189	52,083
Aon PLC	521	81,370
Apache Corp.	1,273	48,157
Baker Hughes, a GE Co.	4,577	122,160
Berkshire Hathaway Inc.–Class B(a)	353	72,464
Biogen Inc.(a)	141	42,902
Booking Holdings Inc.(a)	20	37,491
Broadcom Inc.	376	84,032
Chevron Corp.	1,540	171,941
Citigroup Inc.	3,434	224,790
eBay Inc.(a)	1,024	29,727
First Republic Bank	1,469	133,664
Gilead Sciences, Inc.	1,638	111,679
JPMorgan Chase & Co.	1,715	186,969
Las Vegas Sands Corp.	2,626	134,005
Markel Corp.(a)	57	62,315
Mastercard Inc.–Class A	151	29,848
Microsoft Corp.	654	69,854
Nasdaq, Inc.	1,487	128,938
National Oilwell Varco Inc.	2,763	101,678
Newmont Mining Corp.	1,811	55,996
Pfizer Inc.	3,568	153,638
Samsonite International S.A.(a)(b)	11,700	33,572

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Global Targeted Returns Fund

	Shares		Value
United States–(continued)
TE Connectivity Ltd.		1,192	$89,901
United Rentals, Inc.(a)		232	27,856
United Technologies Corp.		1,557	193,395
Wells Fargo & Co.		2,690	143,189
Williams-Sonoma, Inc.		984	58,430
			3,129,282

Zambia–0.04%
First Quantum Minerals Ltd.		4,084	40,769
Total Common Stocks & Other Equity Interests (Cost $31,558,709)			30,626,009

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–12.95%(d)
Australia–0.12%
Origin Energy Finance Ltd., REGS, Unsec. Sub. Gtd. Euro Bonds, 4.00%, 09/16/2074(b)	EUR	100,000	115,724

Belgium–0.13%
Solvay Finance S.A., REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.87%(b)(e)	EUR	100,000	127,638

Canada–0.03%
Parkland Fuel Corp., Sr. Unsec. Gtd. Notes, 5.63%, 05/09/2025	CAD	40,000	30,198

Denmark–0.12%
DKT Finance ApS, Sr. Sec. Gtd. First Lien Notes, 7.00%, 06/17/2023(b)	EUR	100,000	121,764

France–0.72%
Burger King France S.A.S., Sr. Sec. Gtd. Floating Rate Bonds, 5.25% (3 mo. EURIBOR + 5.25%), 05/01/2023(b)(f)	EUR	100,000	114,554
La Financière ATALIAN S.A.S, Sr. Unsec. Gtd. Notes, 6.63%, 05/15/2025(b)	GBP	100,000	117,895
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(e)	GBP	100,000	136,496
Picard Groupe S.A.S., Sr. Sec. Gtd. Floating Rate First Lien Notes, 3.00% (3 mo. EURIBOR + 3.00%), 11/30/2023(b)(f)	EUR	100,000	112,119
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.25%(b)(e)	EUR	100,000	115,851
Électricité de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.88%(b)(e)	GBP	100,000	124,502
			721,417

Germany–0.32%
CBR Fashion Finance B.V., Sr. Sec. Gtd. Bonds, 5.13%, 10/01/2022(b)	EUR	100,000	92,888

	Principal Amount		Value
Germany–(continued)
Deutsche Bank AG, REGS, Jr. Unsec. Sub. Euro Notes, 7.13%(b)(e)	GBP	100,000	$116,695
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 4.63%, 02/15/2026(b)	EUR	90,000	110,452
			320,035

Israel–0.12%
Teva Pharmaceutical Finance Netherlands II B.V., Sr. Unsec. Gtd. Notes, 4.50%, 03/01/2025(b)	EUR	100,000	119,782

Italy–0.29%
Italy Buoni Poliennali del Tesoro,
Sr. Unsec. Euro Bonds, 0.35%, 06/15/2020	EUR	20,000	22,398
REGS, Sr. Unsec. Euro Bonds, 1.25%, 12/01/2026(b)	EUR	55,000	54,497
Pro-Gest S.p.A., Sr. Unsec. Bonds, 3.25%, 12/15/2024(b)	EUR	100,000	106,488
Wind Tre S.p.A., Sr. Sec. Gtd. Floating Rate First Lien Notes, 2.75% (3 mo. EURIBOR + 2.75%), 01/20/2024(b)(f)	EUR	100,000	105,092
			288,475

Japan–0.11%
SoftBank Group Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 3.13%, 09/19/2025(b)	EUR	100,000	105,286

Mexico–3.37%
Mexican Bonos, Series M, Sr. Unsec. Bonds,
6.50%, 06/09/2022	MXN	35,100,000	1,615,736
7.50%, 06/03/2027	MXN	1,500,000	68,036
8.00%, 12/07/2023	MXN	33,700,000	1,614,631
Petróleos Mexicanos, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 8.25%, 06/02/2022(b)	GBP	50,000	75,220
			3,373,623

Netherlands–0.10%
HEMA Bondco I B.V., Sr. Sec. Gtd. Floating Rate First Lien Notes, 6.25% (3 mo. EURIBOR + 6.25%), 07/15/2022(b)(f)	EUR	100,000	103,680

Poland–3.53%
Republic of Poland Government Bond,
Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	13,008,000	3,271,242
Series 0727, Unsec. Bonds, 2.50%, 07/25/2027	PLN	1,053,000	261,483
			3,532,725

Portugal–0.07%
Portugal Obrigações do Tesouro, REGS, Sr. Unsec. Euro Bonds, 2.88%, 10/15/2025(b)	EUR	60,000	74,898

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Global Targeted Returns Fund

	Principal Amount		Value
South Africa–0.16%
Republic of South Africa Government Bond, Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	2,800,000	$163,389

Spain–0.59%
Caixabank S.A., REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(e)	EUR	200,000	238,500
LHMC Finco S.a.r.l., Sr. Sec. Gtd. First Lien Notes, 6.25%, 12/20/2023(b)	EUR	100,000	117,397
Naviera Armas, S.A., Sr. Sec. Gtd. Floating Rate Bonds, 6.50% (3 mo. EURIBOR + 6.50%), 07/31/2023(b)(f)	EUR	100,000	113,599
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 1.95%, 04/30/2026(b)	EUR	55,000	65,783
Spain Government Inflation Linked Bond, REGS, Sr. Unsec. Euro Bonds, 0.55%, 11/30/2019(b)	EUR	50,000	60,191
			595,470

Switzerland–0.25%
ELM B.V. for Swiss Reinsurance Co. Ltd., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.30%(b)(e)	GBP	100,000	129,276
LafargeHolcim Sterling Finance (Netherlands) B.V., REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.00%, 05/12/2032(b)	GBP	100,000	116,058
			245,334

United Kingdom–2.84%
Barclays Bank PLC, Series RCI, REGS, Jr. Unsec. Sub. Euro Bonds, 14.00%(b)(e)	GBP	150,000	205,549
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	100,000	112,671
BP Capital Markets PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.18%, 08/12/2023(b)	GBP	100,000	125,227
Centrica PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 5.25%, 04/10/2075(b)	GBP	100,000	132,113
CYBG PLC, REGS, Unsec. Sub. Euro Bonds, 5.00%, 02/09/2026(b)	GBP	100,000	130,519
Ei Group PLC, Sr. Sec. First Mortgage Euro Bonds, 6.50%, 12/06/2018	GBP	50,000	64,348
Fidelity International Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.75%, 10/19/2020(b)	GBP	50,000	69,774
HBOS Capital Funding L.P., REGS, Jr. Unsec. Sub. Gtd. Euro Notes, 6.46%(b)(e)	GBP	100,000	128,325
InterContinental Hotels Group PLC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.13%, 08/24/2026(b)	GBP	100,000	120,324

	Principal Amount		Value
United Kingdom–(continued)
Lloyds Banking Group PLC, REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(e)	GBP	200,000	$285,716
Marks & Spencer PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 06/12/2025(b)	GBP	100,000	138,511
Nationwide Building Society, REGS, Jr. Unsec. Sub. Notes, 10.25%(b)(e)	GBP	68,000	128,183
NatWest Markets PLC, Series 352, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.20%(e)	GBP	13,000	18,153
Next PLC, REGS, Sr. Unsec. Euro Bonds, 3.63%, 05/18/2028(b)	GBP	100,000	128,614
RAC Bond Co. PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 4.87%, 05/06/2026(b)	GBP	100,000	128,534
RL Finance Bonds No. 3 PLC, REGS, Unsec. Gtd. Sub. Euro Bonds, 6.13%, 11/13/2028(b)	GBP	100,000	136,591
Tesco Property Finance 2 PLC, REGS, Sr. Sec. First Lien Mortgage-Backed Euro Bonds, 6.05%, 10/13/2039(b)	GBP	43,045	66,189
Thames Water Utilities Cayman Finance Ltd., REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 1.88%, 01/24/2024(b)	GBP	100,000	124,617
Travis Perkins PLC, REGS, Sr. Unsec. Gtd. Euro Bonds, 4.50%, 09/07/2023(b)	GBP	100,000	125,441
United Kingdom Gilt Inflation-Linked, REGS, Unsec. Bonds, 0.13%, 03/22/2026(b)	GBP	60,000	97,587
Virgin Media Secured Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.25%, 03/28/2029(b)	GBP	100,000	132,890
Vodafone Group PLC, REGS, Sr. Unsec. Medium-Term Euro Notes, 3.38%, 08/08/2049(b)	GBP	100,000	114,603
Yorkshire Building Society (The), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.50%, 04/21/2026(b)	GBP	100,000	131,865
			2,846,344

United States–0.08%
Johnson & Johnson, Sr. Unsec. Global Notes, 5.50%, 11/06/2024	GBP	50,000	78,139
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $13,482,075)			12,963,921

U.S. Dollar Denominated Bonds & Notes–10.59%
Argentina–0.14%
Transportadora de Gas del Sur S.A., Sr. Unsec. Notes, 6.75%, 05/02/2025(b)		$150,000	141,376

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
Australia–0.02%
Nufarm Australia Ltd./Nufarm Americas Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	$16,000	$15,020

Belgium–0.10%
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Gtd. Global Notes, 3.70%, 02/01/2024	100,000	98,133

Brazil–0.26%
MARB BondCo PLC, Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2024(b)	200,000	192,200
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes,
5.75%, 02/01/2029	39,000	36,173
8.75%, 05/23/2026	25,000	28,021
		256,394

Canada–0.37%
1011778 BC ULC/ New Red Finance, Inc., Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	39,000	36,660
Air Canada, Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	25,000	26,872
Bombardier Inc., Sr. Unsec. Notes,
6.13%, 01/15/2023(b)	25,000	24,812
7.50%, 03/15/2025(b)	18,000	18,085
Cott Holdings Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2025(b)	50,000	47,750
Hudbay Minerals, Inc., Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	31,000	31,232
Hulk Finance Corp., Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	64,000	59,040
Mercer International Inc., Sr. Unsec. Global Notes,
5.50%, 01/15/2026	10,000	9,722
6.50%, 02/01/2024	15,000	15,188
Parkland Fuel Corp., Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	23,000	22,540
Precision Drilling Corp., Sr. Unsec. Gtd. Global Notes,
5.25%, 11/15/2024	15,000	13,988
6.50%, 12/15/2021	8,788	8,898
Taseko Mines Ltd., Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	19,000	18,763
Teck Resources Ltd., Sr. Unsec. Notes, 6.13%, 10/01/2035	33,000	33,577
		367,127

China–0.15%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	150,000	145,500

France–0.50%
AXA S.A., Series A, Jr. Unsec. Sub. Notes, 6.46%(b)(e)	100,000	100,250

	Principal Amount	Value
France–(continued)
BNP Paribas S.A., REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(e)	$200,000	$205,750
Societe Generale S.A., Unsec. Sub. Notes, 4.25%, 04/14/2025(b)	200,000	190,905
		496,905

Germany–0.16%
Allianz S.E., Series DIP, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 3.88%(b)(e)	200,000	163,453

Israel–0.04%
Teva Pharmaceutical Finance IV, B.V., Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	25,000	23,967
Teva Pharmaceutical Finance Netherlands III B.V., Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	19,000	18,930
		42,897

Italy–0.21%
Telecom Italia Capital S.A., Sr. Unsec. Gtd. Global Notes,
6.38%, 11/15/2033	7,000	6,440
7.20%, 07/18/2036	16,000	15,782
Telecom Italia S.p.A., Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	200,000	189,250
		211,472

Luxembourg–0.30%
Altice Financing S.A., Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	188,500
ArcelorMittal, Sr. Unsec. Global Notes, 7.00%, 10/15/2039	23,000	25,518
Intelsat Jackson Holdings S.A.,
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	76,000	68,210
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	23,000	22,626
		304,854

Mexico–0.18%
Fomento Economico Mexicano S.A.B. de C.V., Sr. Unsec. Global Notes, 2.88%, 05/10/2023	150,000	142,139
Petróleos Mexicanos,
Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	11,000	10,983
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	29,000	25,909
		179,031

Spain–0.13%
Telefónica Emisiones, S.A.U., Sr. Unsec. Gtd. Global Notes, 4.90%, 03/06/2048	150,000	134,045

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
Switzerland–0.20%
Cloverie PLC for Zurich Insurance Co. Ltd., REGS, Unsec. Sub. Medium-Term Euro Notes, 5.63%, 06/24/2046(b)	$200,000	$201,431

United Kingdom–0.48%
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.00%(e)	200,000	184,500
Royal Bank of Scotland Group PLC (The),
Jr. Unsec. Sub. Bonds, 7.50%(e)	200,000	203,800
Series U, Jr. Unsec. Sub. Variable Rate Global Notes, 4.71% (3 mo. USD LIBOR + 2.32%)(e)(f)	100,000	93,750
		482,050

United States–7.29%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	25,000	24,438
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	15,000	15,113
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	47,000	44,650
Ally Financial Inc., Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	30,000	31,537
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes,
5.75%, 06/15/2025	40,000	37,150
5.88%, 11/15/2026	30,000	27,600
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	60,000	57,537
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	40,000	38,000
Apple Inc., Sr. Unsec. Global Notes, 3.45%, 02/09/2045	50,000	43,021
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	15,000	14,925
Ascent Resources Utica Holdings, LLC/ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	19,000	21,019
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	36,000	36,180
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	38,000	34,152
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	22,000	21,038

	Principal Amount	Value
United States–(continued)
Bausch Health Cos. Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	$21,000	$20,659
Sr. Unsec. Gtd. Notes,
6.13%, 04/15/2025(b)	65,000	59,943
9.25%, 04/01/2026(b)	14,000	14,718
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	12,000	11,895
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/15/2027	6,000	4,875
6.75%, 03/15/2025	40,000	35,250
8.75%, 03/15/2022	25,000	25,313
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	50,000	47,000
Booking Holdings Inc., Sr. Unsec. Global Notes, 3.60%, 06/01/2026	100,000	95,678
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 08/15/2026	12,000	11,640
6.38%, 04/01/2026	40,000	39,800
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	62,000	57,195
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	60,000	58,800
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	13,000	13,520
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,200
Sr. Unsec. Notes,
5.13%, 05/01/2027(b)	100,000	94,375
5.75%, 02/15/2026(b)	110,000	109,175
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	16,000	16,280
CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	38,000	38,997
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	30,000	31,575
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	9,000	9,000
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	20,000	20,700
Cincinnati Bell Inc.,
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	40,000	36,200
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	6,000	5,490
CIT Group Inc., Unsec. Sub. Global Notes, 6.13%, 03/09/2028	6,000	6,240

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	$50,000	$51,010
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	30,000	30,075
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	52,000	52,390
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	40,000	37,950
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	40,000	38,100
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	38,000	35,091
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	40,000	37,700
Coty Inc., Sr. Unsec. Gtd. Notes, 6.50%, 04/15/2026(b)	70,000	65,450
Crown Americas LLC/Crown Americas Capital Corp. V, Sr. Unsec. Gtd. Global Notes, 4.25%, 09/30/2026	20,000	18,200
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	121,000	127,008
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	60,000	58,110
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	10,000	9,450
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	68,000	72,023
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	12,000	8,220
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(e)	21,000	19,871
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 11/15/2024	146,000	124,647
7.88%, 09/01/2019	25,000	25,807
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(g)	45,000	45,337
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	35,000	34,825
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	60,000	59,550
EnPro Industries, Inc., Sr. Unsec. Notes, 5.75%, 10/15/2026(b)	15,000	14,855
Ensco PLC, Sr. Unsec. Global Notes,
4.50%, 10/01/2024	3,000	2,449
7.75%, 02/01/2026	40,000	37,450

	Principal Amount	Value
United States–(continued)
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	$60,000	$58,200
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	30,000	30,525
Ferrellgas L.P./Ferrellgas Finance Corp.,
Sr. Unsec. Global Notes, 6.50%, 05/01/2021	34,000	30,600
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	6,000	5,205
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	81,000	84,048
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	28,000	27,098
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	19,000	15,865
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	59,000	51,920
Frontier Communications Corp., Sr. Unsec. Global Notes,
10.50%, 09/15/2022	51,000	42,712
11.00%, 09/15/2025	27,000	19,913
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	65,000	61,262
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	55,000	52,525
Hanesbrands Inc., Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	100,000	96,250
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	56,000	57,330
Sr. Unsec. Gtd. Notes,
5.38%, 09/01/2026	10,000	9,950
5.88%, 02/15/2026	85,000	87,125
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	33,000	31,515
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	36,000	38,160
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	12,000	11,525
Hewlett Packard Enterprise Co., Sr. Unsec. Global Notes, 4.90%, 10/15/2025	50,000	50,843
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	39,000	37,830
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	53,000	46,905
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	21,000	21,289

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	$60,000	$59,550
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	50,000	53,150
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	11,000	11,000
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	35,000	33,600
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	35,000	32,375
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	27,000	25,211
J. C. Penney Corp., Inc.,
Sec. Gtd. Second Lien Notes, 8.63%, 03/15/2025(b)	50,000	32,750
Sr. Unsec. Gtd. Deb., 7.40%, 04/01/2037	50,000	20,250
Sr. Unsec. Gtd. Notes, 6.38%, 10/15/2036	50,000	19,375
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	58,000	60,030
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	39,000	38,122
JBS USA Lux S.A./JBS USA Finance, Inc., REGS, Sr. Unsec. Gtd. Euro Notes, 5.75%, 06/15/2025(b)	45,000	43,369
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	24,380
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	60,000	60,600
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	16,000	15,080
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	35,000	33,698
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 11/01/2035	30,000	25,650
Lennar Corp., Sr. Unsec. Gtd. Global Notes,
4.75%, 11/15/2022	25,000	24,818
5.25%, 06/01/2026	23,000	22,053
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	65,000	62,562
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	17,000	16,065
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	32,000	31,120

	Principal Amount	Value
United States–(continued)
Mattel, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	$22,000	$21,058
Sr. Unsec. Notes, 6.20%, 10/01/2040	7,000	5,740
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	59,000	59,147
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	21,000	20,528
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	60,000	59,400
MGM Resorts International, Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	60,000	54,450
Microsoft Corp., Sr. Unsec. Global Bonds, 2.40%, 08/08/2026	80,000	73,050
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	24,000	23,040
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	13,000	13,238
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	50,000	47,110
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.75%, 08/15/2025(b)	20,000	20,650
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	35,000	33,687
Mueller Water Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/15/2026(b)	8,000	7,940
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	52,000	50,895
Navient Corp., Sr. Unsec. Medium-Term Notes,
7.25%, 01/25/2022	25,000	26,094
8.00%, 03/25/2020	45,000	47,081
Netflix, Inc.,
Sr. Unsec. Global Notes, 5.75%, 03/01/2024	33,000	33,660
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	22,000	21,725
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	45,000	42,244
Novelis Corp., Sr. Unsec. Gtd. Notes,
5.88%, 09/30/2026(b)	4,000	3,780
6.25%, 08/15/2024(b)	50,000	49,625
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 01/15/2027	42,000	43,627
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	60,000	60,600

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	$9,000	$8,449
Parsley Energy, LLC/Finance Corp., Sr. Unsec. Gtd. Notes,
5.63%, 10/15/2027(b)	15,000	14,824
6.25%, 06/01/2024(b)	44,000	45,320
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	43,000	41,065
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(e)	25,000	23,563
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	34,000	31,280
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	27,000	25,718
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(b)	13,000	12,903
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	74,000	78,381
QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.63%, 03/01/2026	13,000	12,285
Sr. Unsec. Notes, 6.88%, 03/01/2021	30,000	31,350
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	20,000	18,850
Range Resources Corp., Sr. Unsec. Gtd. Global Notes,
4.88%, 05/15/2025	34,000	31,620
5.88%, 07/01/2022	29,000	29,290
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	55,000	51,700
Reynolds Group Issuer Inc./LLC, Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	60,000	60,262
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	20,000	19,375
Schweitzer-Mauduit International, Inc., Sr. Unsec. Notes, 6.88%, 10/01/2026(b)	22,000	22,330
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	50,000	52,437
SemGroup Corp./ Rose Rock Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 11/15/2023	30,000	28,500
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	40,000	38,600
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(b)	30,000	29,415

	Principal Amount	Value
United States–(continued)
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	$19,000	$19,333
6.63%, 01/15/2027	5,000	5,050
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2026	22,000	22,495
7.75%, 10/01/2027	15,000	15,375
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	60,000	58,500
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2032	4,000	4,360
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	40,000	47,100
Sprint Corp., Sr. Unsec. Gtd. Global Notes,
7.25%, 09/15/2021	35,000	36,619
7.63%, 02/15/2025	6,000	6,248
7.88%, 09/15/2023	110,000	117,700
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	17,000	15,980
Standard Industries Inc., Sr. Unsec. Notes, 6.00%, 10/15/2025(b)	57,000	56,287
Stevens Holding Co., Inc., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2026(b)	10,000	9,989
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	29,000	27,695
SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	30,000	30,600
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	22,000	21,258
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes,
6.75%, 07/01/2025(b)	14,000	13,195
8.88%, 04/15/2021(b)	25,000	25,812
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	64,000	67,680
Sr. Unsec. Gtd. Notes, 6.00%, 04/15/2024	50,000	51,375
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	34,000	33,235
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	15,000	15,159
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	30,000	29,775

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco Global Targeted Returns Fund

	Principal Amount	Value
United States–(continued)
Tempo Acquisition, LLC/Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	$24,000	$22,913
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 06/15/2023	61,000	61,058
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	25,000	23,813
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	57,000	53,295
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	56,000	55,930
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	49,000	45,570
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	24,000	24,060
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	18,000	16,785
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	42,000	39,585
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	35,000	34,234
Sr. Unsec. Gtd. Notes,
5.88%, 09/15/2026	12,000	11,805
6.50%, 12/15/2026	9,000	9,124
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	58,000	57,130
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	30,000	29,850
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	20,000	19,925
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	50,000	47,363
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	12,000	12,270
Walmart Inc., Sr. Unsec. Notes, 2.65%, 12/15/2024	100,000	95,034
Walt Disney Co. (The), Sr. Unsec. Global Notes, 3.00%, 02/13/2026	50,000	47,625
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	15,000	14,250
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	45,000	30,150
WellCare Health Plans, Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	25,000	25,000
5.38%, 08/15/2026(b)	15,000	15,000

	Principal Amount		Value
United States–(continued)
Western Digital Corp., Sr. Unsec. Gtd. Notes, 4.75%, 02/15/2026	$30,000		$27,750
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	25,000		25,375
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	47,000		47,000
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	8,000		7,340
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	65,000		64,512
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	8,000		8,600
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 05/15/2027(b)	25,000		22,656
			7,301,557

Zambia–0.06%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	60,000		58,800
Total U.S. Dollar Denominated Bonds & Notes (Cost $11,094,923)			10,600,045

U.S. Treasury Securities–0.72%
U.S. Treasury Notes–0.62%
2.25%, 02/29/2020	630,000		625,533

U.S. Treasury Inflation — Indexed Notes–0.10%
0.13%, 04/15/2021	99,790	(h)	97,263
Total U.S. Treasury Securities (Cost $726,068)			722,796

	Shares
Preferred Stocks–0.05%
United States–0.05%
CIT Group Inc., Series A, 5.80% Pfd.	10,000		9,860
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	30		38,160
Total Preferred Stocks (Cost $48,100)			48,020

Money Market Funds–31.51%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(i)	9,555,346		9,555,346
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(i)	7,253,269		7,254,720
Invesco Treasury Portfolio–Institutional Class, 2.09%(i)	10,920,395		10,920,395

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco Global Targeted Returns Fund

	Shares	Value
Money Market Funds–(continued)
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 2.26%(i)	3,816,442	$3,816,442
Total Money Market Funds (Cost $31,547,364)		31,546,903

Options Purchased–7.93%
(Cost $11,060,147)		7,946,652
TOTAL INVESTMENTS IN SECURITIES–94.34% (Cost $99,517,386)		94,454,346
OTHER ASSETS LESS LIABILITIES–5.66%		5,669,244
NET ASSETS–100.00%		$100,123,590

Investment Abbreviations:

ADR	– American Depositary Receipt
CAD	– Canadian Dollar
Conv.	– Convertible
Deb.	– Debentures
DIP	– Debtor-in-Possession
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Gtd.	– Guaranteed
Jr.	– Junior
LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
NVDR	– Non-Voting Depositary Receipt
Pfd.	– Preferred
PIK	– Pay-in-Kind
PLN	– Poland Zloty
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Rts.	– Rights
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar
ZAR	– South African Rand

Notes to Consolidated Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $10,987,751, which represented 10.97% of the Fund’s Net Assets.

(c)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2018.
(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(h)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased*
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(j)		Value
Euro Stoxx 50 Index	Call	Goldman Sachs International	12/20/2019	41	EUR	3,400	EUR	1,394,000	$33,711
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	103	EUR	3,350	EUR	3,450,500	102,413
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	144	EUR	3,400	EUR	4,896,000	118,400
Euro Stoxx 50 Index	Call	Societe Generale	12/18/2020	9	EUR	3,400	EUR	306,000	11,217
Euro Stoxx 50 Index	Call	UBS AG	12/20/2019	103	EUR	3,350	EUR	3,450,500	102,413
Euro Stoxx Banks Index	Call	Goldman Sachs International	06/21/2019	291	EUR	120	EUR	1,746,000	7,352
Euro Stoxx Banks Index	Call	Goldman Sachs International	12/20/2019	30	EUR	105	EUR	157,500	6,212
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	06/21/2019	291	EUR	120	EUR	1,746,000	7,352
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	91	EUR	105	EUR	477,750	18,844
Euro Stoxx Banks Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	40	EUR	110	EUR	220,000	5,604
FTSE 100 Index	Call	Barclays Bank PLC	03/15/2019	174	GBP	7,250	GBP	12,615,000	331,193
FTSE 100 Index	Call	Barclays Bank PLC	12/20/2019	1	GBP	7,400	GBP	74,000	2,458
FTSE 100 Index	Call	J.P. Morgan Chase Bank, N.A.	03/15/2019	48	GBP	7,450	GBP	3,576,000	48,651
FTSE 100 Index	Call	J.P. Morgan Chase Bank, N.A.	03/15/2019	72	GBP	7,750	GBP	5,580,000	22,945
FTSE 100 Index	Call	Societe Generale	03/15/2019	348	GBP	7,600	GBP	26,448,000	205,444
FTSE 100 Index	Call	Societe Generale	12/20/2019	17	GBP	7,600	GBP	1,292,000	29,709
FTSE 100 Index	Call	UBS AG	03/15/2019	72	GBP	7,750	GBP	5,580,000	22,946
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	64	HKD	12,300	HKD	39,360,000	3,164
Nikkei 225 Index	Call	BNP Paribas S.A.	12/14/2018	2	JPY	21,750	JPY	43,500,000	13,993
Nikkei 225 Index	Call	Societe Generale	12/14/2018	7	JPY	25,000	JPY	175,000,000	1,029
Nikkei 225 Index	Call	UBS AG	12/14/2018	45	JPY	22,750	JPY	1,023,750,000	126,238
S&P 500 Index	Call	Citibank, N.A.	02/15/2019	35	USD	2,860	USD	10,010,000	128,078
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	3	USD	2,700	USD	810,000	24,246
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	8	USD	2,725	USD	2,180,000	52,834
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	11	USD	2,750	USD	3,025,000	58,027
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	6	USD	2,975	USD	1,785,000	1,364
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	3	USD	3,200	USD	960,000	19
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	7	USD	3,250	USD	2,275,000	20
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	5	USD	3,300	USD	1,650,000	7
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	5	USD	3,400	USD	1,700,000	2
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	9	USD	3,500	USD	3,150,000	1
S&P 500 Index	Call	Goldman Sachs International	12/21/2018	2	USD	3,600	USD	720,000	0
S&P 500 Index	Call	Goldman Sachs International	01/18/2019	180	USD	2,885	USD	51,930,000	353,428
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	3	USD	2,725	USD	817,500	19,813
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	5	USD	2,750	USD	1,375,000	26,376
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	2	USD	2,975	USD	595,000	455
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	3	USD	3,250	USD	975,000	9
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	2	USD	3,300	USD	660,000	3
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	2	USD	3,400	USD	680,000	1
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	4	USD	3,500	USD	1,400,000	1
S&P 500 Index	Call	Societe Generale	12/21/2018	4	USD	2,700	USD	1,080,000	32,328
S&P 500 Index	Call	Societe Generale	12/21/2018	6	USD	2,725	USD	1,635,000	39,626
S&P 500 Index	Call	Societe Generale	12/21/2018	8	USD	2,750	USD	2,200,000	42,202
S&P 500 Index	Call	Societe Generale	12/21/2018	4	USD	2,975	USD	1,190,000	909
S&P 500 Index	Call	Societe Generale	12/21/2018	2	USD	3,200	USD	640,000	12
S&P 500 Index	Call	Societe Generale	12/21/2018	5	USD	3,250	USD	1,625,000	15
S&P 500 Index	Call	Societe Generale	12/21/2018	4	USD	3,300	USD	1,320,000	5
S&P 500 Index	Call	Societe Generale	12/21/2018	4	USD	3,400	USD	1,360,000	1
S&P 500 Index	Call	Societe Generale	12/21/2018	8	USD	3,500	USD	2,800,000	1
S&P 500 Index	Call	Societe Generale	12/21/2018	2	USD	3,600	USD	720,000	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

24                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased*—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(j)		Value
S&P 500 Index	Call	UBS AG	12/21/2018	3	USD	2,700	USD	810,000	$24,246
S&P 500 Index	Call	UBS AG	12/21/2018	2	USD	3,200	USD	640,000	12
S&P 500 Index	Call	UBS AG	12/21/2018	2	USD	3,600	USD	720,000	0
S&P 500 Index	Call	UBS AG	02/15/2019	84	USD	2,815	USD	23,646,000	448,060
S&P 500 Index	Call	UBS AG	02/15/2019	84	USD	2,835	USD	23,814,000	381,899
Swiss Market Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	CHF	9,100	CHF	273,000	10,093
Swiss Market Index	Call	Societe Generale	12/20/2019	27	CHF	9,400	CHF	2,538,000	60,960
Subtotal — Index Call Options Purchased				2,540					2,926,341
Euro Stoxx Banks Index	Put	Goldman Sachs International	06/21/2019	268	EUR	105	EUR	1,407,000	221,433
Euro Stoxx Banks Index	Put	Goldman Sachs International	12/20/2019	30	EUR	95	EUR	142,500	18,016
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	06/21/2019	268	EUR	105	EUR	1,407,000	221,433
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	82	EUR	95	EUR	389,500	49,244
Euro Stoxx Banks Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	39	EUR	100	EUR	195,000	29,863
Euro Stoxx Banks Index	Put	UBS AG	06/21/2019	212	EUR	95	EUR	1,007,000	98,244
FTSE 100 Index	Put	Barclays Bank PLC	03/15/2019	87	GBP	6,525	GBP	5,676,750	120,969
FTSE 100 Index	Put	Barclays Bank PLC	12/20/2019	1	GBP	6,700	GBP	67,000	4,740
FTSE 100 Index	Put	J.P. Morgan Chase Bank, N.A.	03/15/2019	16	GBP	7,100	GBP	1,136,000	58,015
FTSE 100 Index	Put	Societe Generale	12/20/2019	15	GBP	6,900	GBP	1,035,000	86,846
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	32	HKD	11,600	HKD	18,560,000	297,988
Hang Seng China Enterprise Index	Put	UBS AG	12/28/2018	46	HKD	10,100	HKD	23,230,000	106,930
Nikkei 225 Index	Put	Societe Generale	12/14/2018	7	JPY	21,000	JPY	147,000,000	23,942
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	11	USD	1,300	USD	1,430,000	74
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	20	USD	1,350	USD	2,700,000	180
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	5	USD	1,525	USD	762,500	117
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	6	USD	1,700	USD	1,020,000	326
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	8	USD	1,725	USD	1,380,000	486
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	12	USD	1,750	USD	2,100,000	816
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	5	USD	1,925	USD	962,500	714
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	4	USD	2,100	USD	840,000	1,179
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	8	USD	2,125	USD	1,700,000	2,636
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	12	USD	2,150	USD	2,580,000	4,438
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	4	USD	2,425	USD	970,000	5,832
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	8	USD	1,350	USD	1,080,000	72
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	2	USD	1,525	USD	305,000	47
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	3	USD	1,725	USD	517,500	182
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	5	USD	1,750	USD	875,000	340
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	2	USD	1,925	USD	385,000	285
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	4	USD	2,125	USD	850,000	1,318
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	5	USD	2,150	USD	1,075,000	1,849
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	2	USD	2,425	USD	485,000	2,916
S&P 500 Index	Put	Societe Generale	12/21/2018	9	USD	1,300	USD	1,170,000	60
S&P 500 Index	Put	Societe Generale	12/21/2018	15	USD	1,350	USD	2,025,000	135
S&P 500 Index	Put	Societe Generale	12/21/2018	4	USD	1,525	USD	610,000	93
S&P 500 Index	Put	Societe Generale	12/21/2018	4	USD	1,700	USD	680,000	217
S&P 500 Index	Put	Societe Generale	12/21/2018	6	USD	1,725	USD	1,035,000	365
S&P 500 Index	Put	Societe Generale	12/21/2018	9	USD	1,750	USD	1,575,000	612
S&P 500 Index	Put	Societe Generale	12/21/2018	3	USD	1,925	USD	577,500	428
S&P 500 Index	Put	Societe Generale	12/21/2018	5	USD	2,100	USD	1,050,000	1,473
S&P 500 Index	Put	Societe Generale	12/21/2018	6	USD	2,125	USD	1,275,000	1,977

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

25                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased*—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Notional Value(j)		Value
S&P 500 Index	Put	Societe Generale	12/21/2018	10	USD	2,150	USD	2,150,000	$3,699
S&P 500 Index	Put	Societe Generale	12/21/2018	2	USD	2,425	USD	485,000	2,916
S&P 500 Index	Put	UBS AG	12/21/2018	3	USD	1,300	USD	390,000	20
S&P 500 Index	Put	UBS AG	12/21/2018	6	USD	1,350	USD	810,000	54
S&P 500 Index	Put	UBS AG	12/21/2018	2	USD	1,525	USD	305,000	47
S&P 500 Index	Put	UBS AG	12/21/2018	3	USD	1,700	USD	510,000	163
S&P 500 Index	Put	UBS AG	12/21/2018	2	USD	1,725	USD	345,000	122
S&P 500 Index	Put	UBS AG	12/21/2018	3	USD	1,750	USD	525,000	204
S&P 500 Index	Put	UBS AG	12/21/2018	1	USD	1,925	USD	192,500	143
S&P 500 Index	Put	UBS AG	12/21/2018	4	USD	2,100	USD	840,000	1,178
S&P 500 Index	Put	UBS AG	12/21/2018	2	USD	2,125	USD	425,000	659
S&P 500 Index	Put	UBS AG	12/21/2018	4	USD	2,150	USD	860,000	1,479
S&P 500 Index	Put	UBS AG	12/21/2018	1	USD	2,425	USD	242,500	1,458
Swiss Market Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	CHF	8,200	CHF	246,000	10,375
Swiss Market Index	Put	Societe Generale	12/20/2019	23	CHF	8,500	CHF	1,955,000	102,986
Subtotal — Index Put Options Purchased				1,359					1,492,333
Total Index Options Purchased — Equity Risk				3,899					$4,418,674

(j)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased*
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
AUD versus USD	Call	Citibank, N.A.	08/28/2019	USD	0.730	AUD	4,993,114	$78,174
AUD versus USD	Call	Citibank, N.A.	09/12/2019	USD	0.725	AUD	2,218,043	40,870
AUD versus USD	Call	J.P. Morgan Chase Bank, N.A.	09/12/2019	USD	0.725	AUD	2,775,871	51,148
CHF versus JPY	Call	Goldman Sachs International	11/06/2018	JPY	117.090	CHF	820,000	0
CHF versus JPY	Call	Goldman Sachs International	11/06/2018	JPY	117.650	CHF	820,000	0
CHF versus JPY	Call	Goldman Sachs International	11/06/2018	JPY	118.200	CHF	820,000	0
GBP versus USD	Call	Deutsche Bank AG	04/29/2019	USD	1.380	GBP	100,000	661
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	01/17/2019	BRL	3.750	USD	728,000	18,094
USD versus BRL	Call	Morgan Stanley & Co. LLC	01/17/2019	BRL	3.750	USD	1,922,000	47,769
USD versus BRL	Call	Morgan Stanley & Co. LLC	08/19/2019	BRL	4.450	USD	2,148,000	33,943
USD versus CAD	Call	Bank of America, N.A.	08/28/2019	CAD	1.310	USD	3,643,000	97,658
USD versus CAD	Call	Bank of America, N.A.	09/12/2019	CAD	1.289	USD	3,639,977	129,273
Subtotal — Foreign Currency Call Options Purchased								497,590
AUD versus USD	Put	Citibank, N.A.	08/28/2019	USD	0.730	AUD	4,993,114	170,907
AUD versus USD	Put	Citibank, N.A.	09/12/2019	USD	0.725	AUD	2,218,043	70,522
AUD versus USD	Put	J.P. Morgan Chase Bank, N.A.	09/12/2019	USD	0.725	AUD	2,775,871	88,258
CHF versus JPY	Put	Bank of America, N.A.	11/06/2018	JPY	105.890	CHF	820,000	1
CHF versus JPY	Put	Bank of America, N.A.	11/06/2018	JPY	106.440	CHF	716,698	1
CHF versus JPY	Put	Bank of America, N.A.	11/06/2018	JPY	107.000	CHF	820,000	2
CHF versus JPY	Put	Goldman Sachs International	11/06/2018	JPY	106.440	CHF	103,302	0
USD versus CAD	Put	Bank of America, N.A.	08/28/2019	CAD	1.310	USD	3,643,000	94,571
USD versus CAD	Put	Bank of America, N.A.	09/12/2019	CAD	1.289	USD	3,639,977	69,807
Subtotal — Foreign Currency Put Options Purchased								494,069
Total Foreign Currency Options Purchased — Currency Risk								$991,659

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

26                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Interest Rate Swaptions Purchased*
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Call	Bank of America, N.A.	2.98%	Receive	3 Month USD LIBOR	Quarterly	07/19/2028	$5,471,000	$227,307
10 Year Interest Rate Swap	Call	Bank of America, N.A.	2.99	Receive	3 Month USD LIBOR	Quarterly	07/17/2028	4,968,000	207,311
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.00	Receive	3 Month USD LIBOR	Quarterly	07/18/2028	5,087,000	212,886
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.06	Receive	3 Month USD LIBOR	Quarterly	06/15/2028	3,739,083	162,426
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.06	Receive	3 Month USD LIBOR	Quarterly	06/19/2028	3,739,083	162,951
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.36	Receive	3 Month USD LIBOR	Quarterly	10/11/2028	2,532,400	133,269
10 Year Interest Rate Swap	Call	Citibank, N.A.	2.98	Receive	3 Month USD LIBOR	Quarterly	07/11/2028	2,100,000	87,033
10 Year Interest Rate Swap	Call	Citibank, N.A.	2.99	Receive	3 Month USD LIBOR	Quarterly	07/11/2028	2,133,000	88,961
10 Year Interest Rate Swap	Call	Citibank, N.A.	3.01	Receive	3 Month USD LIBOR	Quarterly	07/10/2028	2,100,000	88,557
10 Year Interest Rate Swap	Call	Citibank, N.A.	3.07	Receive	3 Month USD LIBOR	Quarterly	07/25/2028	4,503,000	197,352
10 Year Interest Rate Swap	Call	Citibank, N.A.	3.08	Receive	3 Month USD LIBOR	Quarterly	07/24/2028	4,165,000	183,625
10 Year Interest Rate Swap	Call	Citibank, N.A.	3.32	Receive	3 Month USD LIBOR	Quarterly	10/16/2028	2,215,850	113,691
10 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	3.12	Receive	3 Month USD LIBOR	Quarterly	09/13/2028	2,960,000	134,238
10 Year Interest Rate Swap	Call	Morgan Stanley & Co. LLC	3.32	Receive	3 Month USD LIBOR	Quarterly	10/12/2028	949,650	48,740
10 Year Interest Rate Swap	Call	Societe Generale	3.10	Receive	3 Month USD LIBOR	Quarterly	07/26/2028	4,503,000	200,914
10 Year Interest Rate Swap	Call	Societe Generale	3.11	Receive	3 Month USD LIBOR	Quarterly	07/27/2028	2,341,000	105,145
10 Year Interest Rate Swap	Call	Societe Generale	3.39	Receive	3 Month USD LIBOR	Quarterly	10/10/2028	633,100	33,783
Subtotal — Interest Rate Call Swaptions Purchased									2,388,189
5 Year Interest Rate Swap	Put	Barclays Bank PLC	3.18	Pay	3 Month USD LIBOR	Quarterly	02/13/2019	9,549,955	56,088
5 Year Interest Rate Swap	Put	Barclays Bank PLC	3.24	Pay	3 Month USD LIBOR	Quarterly	02/11/2019	9,801,045	44,825
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.29	Pay	3 Month USD LIBOR	Quarterly	03/13/2019	1,486,000	7,022
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.35	Pay	3 Month USD LIBOR	Quarterly	04/26/2019	1,443,980	7,273
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.38	Pay	3 Month USD LIBOR	Quarterly	04/29/2019	1,443,980	6,755
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.39	Pay	3 Month USD LIBOR	Quarterly	04/30/2019	1,436,518	6,547
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.41	Pay	3 Month USD LIBOR	Quarterly	04/24/2019	2,050,000	8,419
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.41	Pay	3 Month USD LIBOR	Quarterly	04/25/2019	1,453,457	5,984
5 Year Interest Rate Swap	Put	Citibank, N.A.	3.43	Pay	3 Month USD LIBOR	Quarterly	04/30/2019	1,320,850	5,217
Subtotal — Interest Rate Put Swaptions Purchased									148,130
Total Interest Rate Swaptions Purchased — Interest Rate Risk									$2,536,319
Total Options Purchased (Cost $11,060,147)									$7,946,652

Open Over-The-Counter Index Options Written*
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
Euro Stoxx 50 Index	Call	Deutsche Bank AG	12/20/2019	22	EUR	3,400	$(67,595)	EUR	748,000	$(18,089)	$49,506
Euro Stoxx 50 Index	Call	Goldman Sachs International	12/20/2019	21	EUR	3,400	(64,769)	EUR	714,000	(17,267)	47,502
Euro Stoxx 50 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	62	EUR	3,350	(108,420)	EUR	2,077,000	(61,647)	46,773
Euro Stoxx 50 Index	Call	UBS AG	12/20/2019	61	EUR	3,350	(113,952)	EUR	2,043,500	(60,652)	53,300
Euro Stoxx 50 Index	Call	UBS AG	12/20/2019	58	EUR	3,400	(148,840)	EUR	1,972,000	(47,689)	101,151
FTSE 100 Index	Call	Barclays Bank PLC	03/15/2019	348	GBP	7,600	(122,049)	GBP	26,448,000	(205,444)	(83,395)
FTSE 100 Index	Call	J.P. Morgan Chase Bank, N.A.	03/15/2019	24	GBP	7,450	(55,087)	GBP	1,788,000	(24,325)	30,762
FTSE 100 Index	Call	J.P. Morgan Chase Bank, N.A.	03/15/2019	144	GBP	7,750	(27,151)	GBP	11,160,000	(45,891)	(18,740)
FTSE 100 Index	Call	Societe Generale	03/15/2019	174	GBP	7,250	(475,641)	GBP	12,615,000	(331,193)	144,448
FTSE 100 Index	Call	UBS AG	03/15/2019	24	GBP	7,450	(57,517)	GBP	1,788,000	(24,325)	33,192

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

27                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written*—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
Hang Seng China Enterprise Index	Call	Societe Generale	12/28/2018	32	HKD	12,900	$(82,605)	HKD	20,640,000	$(490)	$82,115
Nikkei 225 Index	Call	BNP Paribas S.A.	12/14/2018	2	JPY	24,000	(8,348)	JPY	48,000,000	(1,184)	7,164
Nikkei 225 Index	Call	Societe Generale	12/14/2018	7	JPY	22,750	(28,961)	JPY	159,250,000	(19,637)	9,324
Nikkei 225 Index	Call	UBS AG	12/14/2018	45	JPY	25,000	(257,216)	JPY	1,125,000,000	(6,614)	250,602
S&P 500 Index	Call	Citibank, N.A.	02/15/2019	53	USD	2,995	(59,386)	USD	15,873,500	(46,954)	12,432
S&P 500 Index	Call	Goldman Sachs International	01/18/2019	90	USD	2,775	(805,753)	USD	24,975,000	(519,320)	286,433
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	2,825	(18,901)	USD	282,500	(15,146)	3,755
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,075	(7,015)	USD	307,500	(5,315)	1,700
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,200	(5,751)	USD	320,000	(2,739)	3,012
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	2	USD	3,250	(6,852)	USD	650,000	(4,018)	2,834
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,300	(3,143)	USD	330,000	(1,440)	1,703
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	2	USD	3,400	(2,486)	USD	680,000	(1,582)	904
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,500	(824)	USD	350,000	(471)	353
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,600	(459)	USD	360,000	(298)	161
S&P 500 Index	Call	Goldman Sachs International	12/20/2019	1	USD	3,700	(286)	USD	370,000	(198)	88
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	10	USD	2,700	(86,513)	USD	2,700,000	(80,820)	5,693
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	7	USD	3,200	(874)	USD	2,240,000	(45)	829
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/21/2018	6	USD	3,600	(6)	USD	2,160,000	—	6
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,925	(19,206)	USD	292,500	(10,469)	8,737
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	3	USD	2,950	(37,641)	USD	885,000	(28,278)	9,363
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,200	(5,787)	USD	320,000	(2,739)	3,048
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	3,300	(4,360)	USD	660,000	(2,881)	1,479
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,500	(864)	USD	350,000	(471)	393
S&P 500 Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	3,600	(700)	USD	360,000	(298)	402
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,200	(6,571)	USD	320,000	(2,739)	3,832
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,250	(4,903)	USD	325,000	(2,009)	2,894
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,300	(3,538)	USD	330,000	(1,440)	2,098
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,500	(737)	USD	350,000	(471)	266
S&P 500 Index	Call	Societe Generale	12/20/2019	1	USD	3,600	(351)	USD	360,000	(298)	53
S&P 500 Index	Call	UBS AG	12/21/2018	17	USD	2,725	(195,895)	USD	4,632,500	(112,272)	83,623
S&P 500 Index	Call	UBS AG	12/21/2018	24	USD	2,750	(240,795)	USD	6,600,000	(126,605)	114,190
S&P 500 Index	Call	UBS AG	12/21/2018	12	USD	2,975	(16,125)	USD	3,570,000	(2,727)	13,398
S&P 500 Index	Call	UBS AG	12/21/2018	15	USD	3,250	(1,920)	USD	4,875,000	(43)	1,877
S&P 500 Index	Call	UBS AG	12/21/2018	11	USD	3,300	(1,168)	USD	3,630,000	(15)	1,153
S&P 500 Index	Call	UBS AG	12/21/2018	11	USD	3,400	(701)	USD	3,740,000	(5)	696

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

28                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written*—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Call	UBS AG	12/21/2018	21	USD	3,500	$(876)	USD	7,350,000	$(2)	$874
S&P 500 Index	Call	UBS AG	02/15/2019	42	USD	2,710	(508,186)	USD	11,382,000	(456,640)	51,546
S&P 500 Index	Call	UBS AG	02/15/2019	42	USD	2,730	(447,300)	USD	11,466,000	(405,035)	42,265
S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	2,700	(69,591)	USD	810,000	(66,324)	3,267
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	2,825	(19,437)	USD	282,500	(15,146)	4,291
S&P 500 Index	Call	UBS AG	12/20/2019	1	USD	3,075	(7,657)	USD	307,500	(5,315)	2,342
S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	3,200	(23,512)	USD	1,600,000	(13,695)	9,817
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,300	(5,895)	USD	660,000	(2,880)	3,015
S&P 500 Index	Call	UBS AG	12/20/2019	3	USD	3,400	(4,204)	USD	1,020,000	(2,373)	1,831
S&P 500 Index	Call	UBS AG	12/20/2019	5	USD	3,500	(2,650)	USD	1,750,000	(2,355)	295
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,600	(285)	USD	720,000	(596)	(311)
S&P 500 Index	Call	UBS AG	12/20/2019	2	USD	3,700	(66)	USD	740,000	(396)	(330)
Swiss Market Index	Call	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	CHF	9,400	(2,602)	CHF	188,000	(4,516)	(1,914)
Subtotal — Index Call Options Written				1,436			(4,249,923)			(2,811,826)	1,438,097
FTSE 100 Index	Put	J.P. Morgan Chase Bank, N.A.	03/15/2019	8	GBP	7,100	(19,184)	GBP	568,000	(29,007)	(9,823)
FTSE 100 Index	Put	Societe Generale	03/15/2019	87	GBP	6,525	(121,175)	GBP	5,676,750	(120,969)	206
FTSE 100 Index	Put	UBS AG	03/15/2019	8	GBP	7,100	(16,883)	GBP	568,000	(29,007)	(12,124)
Hang Seng China Enterprise Index	Put	Societe Generale	12/28/2018	128	HKD	11,000	(199,829)	HKD	70,400,000	(762,084)	(562,255)
Nikkei 225 Index	Put	BNP Paribas S.A.	12/14/2018	2	JPY	20,000	(15,828)	JPY	40,000,000	(3,540)	12,288
Nikkei 225 Index	Put	UBS AG	12/14/2018	45	JPY	21,000	(414,597)	JPY	945,000,000	(153,915)	260,682
S&P 500 Index	Put	Goldman Sachs International	12/21/2018	45	USD	2,360	(61,336)	USD	10,620,000	(45,545)	15,791
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,300	(1,496)	USD	650,000	(2,619)	(1,123)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,400	(2,217)	USD	700,000	(3,669)	(1,452)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,500	(2,791)	USD	750,000	(5,035)	(2,244)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	6	USD	1,600	(5,595)	USD	960,000	(8,134)	(2,539)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	1,700	(2,998)	USD	510,000	(5,384)	(2,386)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	4	USD	1,800	(6,446)	USD	720,000	(9,368)	(2,922)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	5	USD	1,900	(8,442)	USD	950,000	(15,102)	(6,660)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	6	USD	2,000	(16,008)	USD	1,200,000	(23,134)	(7,126)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	2	USD	2,100	(5,441)	USD	420,000	(9,742)	(4,301)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,250	(15,007)	USD	675,000	(20,505)	(5,498)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	4	USD	2,400	(21,418)	USD	960,000	(37,918)	(16,500)
S&P 500 Index	Put	Goldman Sachs International	12/20/2019	3	USD	2,550	(25,401)	USD	765,000	(39,095)	(13,694)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	12	USD	1,300	(1,125)	USD	1,560,000	(80)	1,045
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	13	USD	1,700	(8,196)	USD	2,210,000	(705)	7,491

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

29                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written*—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/21/2018	13	USD	2,100	$(31,705)	USD	2,730,000	$(3,831)	$27,874
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,300	(412)	USD	260,000	(1,048)	(636)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	1,400	(335)	USD	140,000	(734)	(399)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	10	USD	1,500	(8,105)	USD	1,500,000	(10,070)	(1,965)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,600	(1,494)	USD	320,000	(2,712)	(1,218)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	USD	1,700	(2,092)	USD	340,000	(3,589)	(1,497)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	1,800	(1,420)	USD	180,000	(2,342)	(922)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	10	USD	1,900	(26,631)	USD	1,900,000	(30,205)	(3,574)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,000	(2,431)	USD	200,000	(3,856)	(1,425)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,100	(3,097)	USD	210,000	(4,871)	(1,774)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	6	USD	2,400	(39,232)	USD	1,440,000	(56,877)	(17,645)
S&P 500 Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	1	USD	2,550	(8,172)	USD	255,000	(13,032)	(4,860)
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,300	(792)	USD	390,000	(1,571)	(779)
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,400	(1,084)	USD	420,000	(2,202)	(1,118)
S&P 500 Index	Put	Societe Generale	12/20/2019	5	USD	1,500	(2,453)	USD	750,000	(5,035)	(2,582)
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,600	(1,326)	USD	320,000	(2,712)	(1,386)
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	1,700	(2,631)	USD	510,000	(5,384)	(2,753)
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	1,800	(2,293)	USD	360,000	(4,684)	(2,391)
S&P 500 Index	Put	Societe Generale	12/20/2019	4	USD	1,900	(5,961)	USD	760,000	(12,081)	(6,120)
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,000	(5,757)	USD	600,000	(11,567)	(5,810)
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,100	(2,437)	USD	210,000	(4,871)	(2,434)
S&P 500 Index	Put	Societe Generale	12/20/2019	1	USD	2,250	(3,454)	USD	225,000	(6,835)	(3,381)
S&P 500 Index	Put	Societe Generale	12/20/2019	3	USD	2,400	(14,618)	USD	720,000	(28,438)	(13,820)
S&P 500 Index	Put	Societe Generale	12/20/2019	2	USD	2,550	(13,637)	USD	510,000	(26,064)	(12,427)
S&P 500 Index	Put	UBS AG	12/21/2018	11	USD	1,300	(1,230)	USD	1,430,000	(75)	1,155
S&P 500 Index	Put	UBS AG	12/21/2018	49	USD	1,350	(6,494)	USD	6,615,000	(441)	6,053
S&P 500 Index	Put	UBS AG	12/21/2018	13	USD	1,525	(2,895)	USD	1,982,500	(302)	2,593
S&P 500 Index	Put	UBS AG	12/21/2018	19	USD	1,725	(8,385)	USD	3,277,500	(1,155)	7,230
S&P 500 Index	Put	UBS AG	12/21/2018	29	USD	1,750	(13,705)	USD	5,075,000	(1,972)	11,733
S&P 500 Index	Put	UBS AG	12/21/2018	11	USD	1,925	(9,215)	USD	2,117,500	(1,570)	7,645
S&P 500 Index	Put	UBS AG	12/21/2018	20	USD	2,125	(32,080)	USD	4,250,000	(6,591)	25,489
S&P 500 Index	Put	UBS AG	12/21/2018	31	USD	2,150	(50,900)	USD	6,665,000	(11,465)	39,435
S&P 500 Index	Put	UBS AG	12/21/2018	9	USD	2,425	(36,840)	USD	2,182,500	(13,121)	23,719
S&P 500 Index	Put	UBS AG	01/18/2019	21	USD	2,440	(56,786)	USD	5,124,000	(54,420)	2,366
S&P 500 Index	Put	UBS AG	01/18/2019	21	USD	2,460	(64,741)	USD	5,166,000	(59,460)	5,281
S&P 500 Index	Put	UBS AG	12/20/2019	13	USD	1,300	(4,671)	USD	1,690,000	(6,810)	(2,139)
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,400	(1,823)	USD	700,000	(3,670)	(1,847)
S&P 500 Index	Put	UBS AG	12/20/2019	10	USD	1,500	(4,926)	USD	1,500,000	(10,070)	(5,144)
S&P 500 Index	Put	UBS AG	12/20/2019	9	USD	1,600	(7,037)	USD	1,440,000	(12,203)	(5,166)
S&P 500 Index	Put	UBS AG	12/20/2019	13	USD	1,700	(19,921)	USD	2,210,000	(23,331)	(3,410)
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	1,800	(6,974)	USD	900,000	(11,710)	(4,736)
S&P 500 Index	Put	UBS AG	12/20/2019	9	USD	1,900	(14,968)	USD	1,710,000	(27,184)	(12,216)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

30                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Index Options Written*—(continued)
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Exercise Price		Premiums Received	Notional Value(k)		Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	UBS AG	12/20/2019	7	USD	2,000	$(17,307)	USD	1,400,000	$(26,990)	$(9,683)
S&P 500 Index	Put	UBS AG	12/20/2019	8	USD	2,100	(36,823)	USD	1,680,000	(38,967)	(2,144)
S&P 500 Index	Put	UBS AG	12/20/2019	3	USD	2,250	(13,498)	USD	675,000	(20,505)	(7,007)
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,400	(26,530)	USD	1,200,000	(47,396)	(20,866)
S&P 500 Index	Put	UBS AG	12/20/2019	5	USD	2,550	(43,118)	USD	1,275,000	(65,158)	(22,040)
Swiss Market Index	Put	J.P. Morgan Chase Bank, N.A.	12/20/2019	2	CHF	8,500	(11,952)	CHF	170,000	(8,955)	2,997
Subtotal — Index Put Options Written				809			(1,645,801)			(2,022,689)	(376,888)
Total — Index Options Written — Equity Risk				2,245			$(5,895,724)			$(4,834,515)	$1,061,209

(k)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Written*
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CHF versus JPY	Call	Bank of America, N.A.	11/06/2018	JPY	117.650	$(3,151)	CHF	716,698	$—	$3,151
CHF versus JPY	Call	Bank of America, N.A.	11/06/2018	JPY	118.200	(2,645)	CHF	820,000	—	2,645
CHF versus JPY	Call	Bank of America, N.A.	11/06/2018	JPY	117.090	(3,863)	CHF	820,000	—	3,863
CHF versus JPY	Call	Goldman Sachs International	11/06/2018	JPY	117.650	(99)	CHF	103,302	—	99
USD versus BRL	Call	Barclays Bank PLC	08/14/2019	BRL	4.450	(9,852)	USD	181,000	(2,786)	7,066
USD versus BRL	Call	J.P. Morgan Chase Bank, N.A.	01/17/2019	BRL	3.750	(3,510)	USD	178,000	(4,424)	(914)
USD versus BRL	Call	Morgan Stanley & Co. LLC	01/17/2019	BRL	3.750	(191,715)	USD	2,472,000	(61,439)	130,276
USD versus BRL	Call	Morgan Stanley & Co. LLC	08/14/2019	BRL	4.450	(1,631)	USD	103,000	(1,586)	45
Subtotal — Foreign Currency Call Options Written						(216,466)			(70,235)	146,231
CHF versus JPY	Put	Goldman Sachs International	11/06/2018	JPY	105.890	(1,344)	CHF	820,000	(1)	1,343
CHF versus JPY	Put	Goldman Sachs International	11/06/2018	JPY	106.440	(1,622)	CHF	820,000	(1)	1,621
CHF versus JPY	Put	Goldman Sachs International	11/06/2018	JPY	107.000	(1,965)	CHF	820,000	(2)	1,963
GBP versus USD	Put	Deutsche Bank AG	04/29/2019	USD	1.100	(353)	GBP	100,000	(364)	(11)
Subtotal — Foreign Currency Put Options Written						(5,284)			(368)	4,916
Total — Foreign Currency Options Written — Currency Risk						$(221,750)			$(70,603)	$151,147

Open Over-The-Counter Interest Rate Swaptions Written*
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Premium Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
10 Year Interest Rate Swap	Call	Bank of America, N.A.	3.05%	Receive	3 Month USD LIBOR	Quarterly	08/30/2028	$(330,374)	$5,837,000	$(253,777)	$76,597
5 Year Interest Rate Swap	Call	Citibank, N.A.	2.85	Receive	3 Month USD LIBOR	Quarterly	04/26/2019	(6,209)	1,443,980	(4,627)	1,582
5 Year Interest Rate Swap	Call	Citibank, N.A.	2.88	Receive	3 Month USD LIBOR	Quarterly	04/29/2019	(5,704)	1,443,980	(5,139)	565
5 Year Interest Rate Swap	Call	Citibank, N.A.	2.89	Receive	3 Month USD LIBOR	Quarterly	04/30/2019	(6,105)	1,436,518	(5,300)	805
5 Year Interest Rate Swap	Call	Citibank, N.A.	2.91	Receive	3 Month USD LIBOR	Quarterly	04/24/2019	(7,400)	2,050,000	(7,774)	(374)
5 Year Interest Rate Swap	Call	Citibank, N.A.	2.91	Receive	3 Month USD LIBOR	Quarterly	04/25/2019	(5,378)	1,453,457	(5,568)	(190)
5 Year Interest Rate Swap	Call	Citibank, N.A.	2.93	Receive	3 Month USD LIBOR	Quarterly	04/30/2019	(5,283)	1,320,850	(5,283)	—
Subtotal — Interest Rate Call Swaptions Written								(366,453)		(287,468)	78,985
5 Year Interest Rate Swap	Put	Morgan Stanley & Co. LLC	3.20	Pay	3 Month USD LIBOR	Quarterly	02/28/2019	(4,600)	1,268,000	(7,839)	(3,239)
Subtotal — Interest Rate Put Swaptions Written								(4,600)		(7,839)	(3,239)
Total — Interest Rate Swaptions Written — Interest Rate Risk								(371,053)		(295,307)	75,746
Total Options Written								$(6,488,527)		$(5,200,425)	$1,288,102

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

31                         Invesco Global Targeted Returns Fund

Open Futures Contracts(l)
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
EURO STOXX Banks Index	486	December-2018	$2,663,677	$(144,798)	$(144,798)
MSCI Taiwan Index	29	November-2018	1,058,210	32,086	32,086
Swiss Market Index	4	December-2018	357,073	21,745	21,745
Subtotal — Equity Risk				(90,967)	(90,967)
Euro Bund	2	December-2018	362,957	4,397	4,397
Euro BTP Italian Government Bonds	2	December-2018	275,490	883	883
Euro-Buxl 30 Year Bonds	2	December-2018	400,643	(596)	(596)
U.S. Treasury Ultra Bonds	1	December-2018	149,219	(9,594)	(9,594)
Subtotal — Interest Rate Risk				(4,910)	(4,910)
Subtotal — Long Futures Contracts				(95,877)	(95,877)

Short Futures Contracts
Bovespa Index	40	December-2018	(944,808)	(37,943)	(37,943)
E-Mini Russell 2000 Index	103	December-2018	(7,786,285)	790,103	790,103
E-Mini S&P 500 Index	57	December-2018	(7,726,635)	227,507	227,507
EURO STOXX 50 Index	179	December-2018	(6,474,225)	264,850	264,850
FTSE 100 Index	83	December-2018	(7,542,922)	268,608	268,608
Hang Seng China Enterprise Index	43	November-2018	(2,778,324)	(11,521)	(11,521)
Mexican Bolsa IPC Index	20	December-2018	(434,397)	40,926	40,926
MSCI AC Asia ex Japan Index	78	December-2018	(3,288,301)	303,094	303,094
Nikkei 225 Index	13	December-2018	(1,257,442)	32,435	32,435
Russell UK Mid 150 Index	43	December-2018	(1,996,886)	140,219	140,219
Subtotal — Equity Risk				2,018,278	2,018,278
Long Gilt	7	December-2018	(1,095,080)	(131)	(131)
U.S. Treasury 5 Year Notes	3	December-2018	(337,148)	187	187
U.S. Treasury 10 Year Notes	5	December-2018	(592,188)	6,719	6,719
Subtotal — Interest Rate Risk				6,775	6,775
Subtotal — Short Futures Contracts				2,025,053	2,025,053
Total — Futures Contracts				$1,929,176	$1,929,176

(l)	Futures contracts collateralized by $2,537,284 cash held with Bank of America Merrill Lynch, the futures commission merchant.

Open Centrally Cleared Credit Default Swap Agreements(m)
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(n)		Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(o)
Markit CDX North America Investment Grade Index, Series 31, Version 1	Buy	(1.00)%	Quarterly	12/20/2023	0.681%	USD	16,456,000	$(285,923)	$(242,595)	$43,328
Markit iTraxx Europe Crossover Index, Series 30, Version 1	Buy	(5.00)	Quarterly	12/20/2023	2.972	EUR	250,000	(31,727)	(26,182)	5,545
Markit iTraxx Europe Index, Series 30, Version 1	Buy	(1.00)	Quarterly	12/20/2023	0.741	EUR	13,589,000	(211,685)	(200,323)	11,362
Subtotal Centrally Cleared Credit Default Swap Agreements — Credit Risk								$(529,335)	$(469,100)	$60,235

(o)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk*
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(n)	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation
J.P. Morgan Chase Bank, N.A.	Jaguar Land Rover Automotive PLC	Sell	5.00%	Quarterly	12/20/2023	4.990%	EUR	20,000	$—	$10	$10
Subtotal Over-The-Counter Credit Default Swap Agreements									—	10	10
Total Credit Default Swap Agreements									$(529,335)	$(469,090)	$60,245

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

32                         Invesco Global Targeted Returns Fund

(n)

Implied credit spreads represent the current level as of October 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(m)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(p)
Receive	3 Month CDOR	Semi-Annually	(2.439)%	Semi-Annually	07/25/2021	CAD	2,602,000	$—	$15,233	$15,233
Receive	3 Month CDOR	Semi-Annually	(2.490)	Semi-Annually	08/22/2021	CAD	1,516,000	—	6,557	6,557
Receive	3 Month CDOR	Semi-Annually	(2.510)	Semi-Annually	08/30/2021	CAD	1,437,000	—	5,675	5,675
Receive	3 Month USD LIBOR	Quarterly	(2.655)	Semi-Annually	03/18/2027	USD	2,005,530	—	73,797	73,797
Receive	3 Month USD LIBOR	Quarterly	(2.661)	Semi-Annually	03/18/2027	USD	4,228,055	—	154,071	154,071
Receive	3 Month USD LIBOR	Quarterly	(2.665)	Semi-Annually	03/18/2027	USD	3,971,347	—	143,724	143,724
Receive	3 Month USD LIBOR	Quarterly	(2.672)	Semi-Annually	03/18/2027	USD	4,003,118	—	143,203	143,203
Receive	3 Month USD LIBOR	Quarterly	(2.676)	Semi-Annually	03/18/2027	USD	4,034,889	—	143,360	143,360
Receive	3 Month USD LIBOR	Quarterly	(2.678)	Semi-Annually	03/18/2027	USD	4,011,061	—	142,027	142,027
Receive	3 Month USD LIBOR	Quarterly	(2.909)	Semi-Annually	03/18/2027	USD	2,264,000	—	48,404	48,404
Receive	3 Month USD LIBOR	Quarterly	(2.942)	Semi-Annually	09/16/2023	USD	2,361,000	—	15,007	15,007
Receive	3 Month USD LIBOR	Quarterly	(3.043)	Semi-Annually	09/16/2027	USD	1,041,500	—	12,370	12,370
Receive	3 Month USD LIBOR	Quarterly	(3.044)	Semi-Annually	09/16/2027	USD	1,041,500	—	12,276	12,276
Receive	3 Month USD LIBOR	Quarterly	(3.164)	Semi-Annually	12/16/2023	USD	2,389,000	—	513	513
Receive	6 Month EUR LIBOR	Semi-Annually	(0.015)	Annually	09/19/2021	EUR	2,201,000	—	177	177
Receive	6 Month EUR LIBOR	Semi-Annually	(1.514)	Annually	09/20/2028	EUR	1,156,592	—	3,681	3,681
Receive	6 Month EUR LIBOR	Semi-Annually	(1.522)	Annually	09/20/2028	EUR	2,313,183	—	6,425	6,425
Receive	6 Month EUR LIBOR	Semi-Annually	(1.539)	Annually	09/20/2028	EUR	1,156,591	—	2,119	2,119
Receive	6 Month GBP LIBOR	Semi-Annually	(1.500)	Semi-Annually	12/15/2047	GBP	304,000	—	10,556	10,556
Receive	6 Month GBP LIBOR	Semi-Annually	(1.552)	Semi-Annually	03/16/2048	GBP	1,792,964	—	47,797	47,797
Receive	6 Month GBP LIBOR	Semi-Annually	(1.576)	Semi-Annually	03/16/2048	GBP	896,482	—	20,923	20,923
Receive	6 Month GBP LIBOR	Semi-Annually	(1.581)	Semi-Annually	03/16/2048	GBP	621,229	—	14,021	14,021
Receive	6 Month GBP LIBOR	Semi-Annually	(1.598)	Semi-Annually	12/15/2047	GBP	570,000	—	9,577	9,577
Receive	6 Month GBP LIBOR	Semi-Annually	(1.600)	Semi-Annually	09/21/2048	GBP	395,701	—	7,239	7,239
Receive	6 Month GBP LIBOR	Semi-Annually	(1.608)	Semi-Annually	12/15/2047	GBP	571,000	—	11,194	11,194
Receive	6 Month GBP LIBOR	Semi-Annually	(1.614)	Semi-Annually	03/16/2048	GBP	1,361,325	—	24,542	24,542
Receive	6 Month GBP LIBOR	Semi-Annually	(1.614)	Semi-Annually	09/21/2048	GBP	395,700	—	6,471	6,471
Receive	6 Month GBP LIBOR	Semi-Annually	(1.626)	Semi-Annually	09/21/2048	GBP	395,701	—	5,785	5,785
Receive	6 Month GBP LIBOR	Semi-Annually	(1.628)	Semi-Annually	06/15/2048	GBP	116,000	—	1,769	1,769
Receive	6 Month GBP LIBOR	Semi-Annually	(1.641)	Semi-Annually	09/21/2048	GBP	272,000	—	3,429	3,429
Receive	6 Month GBP LIBOR	Semi-Annually	(1.648)	Semi-Annually	12/15/2047	GBP	586,000	—	6,801	6,801
Receive	6 Month GBP LIBOR	Semi-Annually	(1.648)	Semi-Annually	06/15/2048	GBP	116,000	—	1,446	1,446
Receive	6 Month GBP LIBOR	Semi-Annually	(1.660)	Semi-Annually	09/21/2048	GBP	395,701	—	3,946	3,946
Receive	6 Month GBP LIBOR	Semi-Annually	(1.676)	Semi-Annually	09/21/2048	GBP	248,235	—	1,687	1,687
Receive	6 Month GBP LIBOR	Semi-Annually	(1.681)	Semi-Annually	09/21/2048	GBP	244,530	—	1,509	1,509
Receive	6 Month GBP LIBOR	Semi-Annually	(1.694)	Semi-Annually	03/16/2048	GBP	300,300	—	2,048	2,048
Receive	6 Month GBP LIBOR	Semi-Annually	(1.695)	Semi-Annually	03/16/2048	GBP	300,300	—	1,985	1,985
Receive	6 Month GBP LIBOR	Semi-Annually	(1.702)	Semi-Annually	03/16/2048	GBP	309,400	—	1,742	1,742
Receive	6 Month GBP LIBOR	Semi-Annually	(1.702)	Semi-Annually	09/21/2048	GBP	248,235	—	798	798
Receive	6 Month GBP LIBOR	Semi-Annually	(1.708)	Semi-Annually	06/15/2048	GBP	442,000	—	1,786	1,786
Receive	6 Month GBP LIBOR	Semi-Annually	(1.713)	Semi-Annually	06/15/2048	GBP	442,000	—	1,479	1,479
Receive	6 Month GBP LIBOR	Semi-Annually	(1.733)	Semi-Annually	03/16/2048	GBP	267,000	—	347	347
Pay	3 Month AUD BBSW	Quarterly	2.347	Quarterly	09/16/2022	AUD	1,831,324	—	12	12
Pay	3 Month AUD BBSW	Quarterly	2.349	Quarterly	09/16/2022	AUD	3,206,352	—	107	107
Pay	3 Month AUD BBSW	Quarterly	2.490	Quarterly	06/17/2022	AUD	2,022,372	—	5,245	5,245

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

33                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(m)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(p)
Pay	3 Month AUD BBSW	Quarterly	2.493%	Quarterly	06/17/2022	AUD	1,862,985	$—	$4,894	$4,894
Pay	3 Month AUD BBSW	Quarterly	2.559	Quarterly	03/18/2022	AUD	2,969,629	—	12,449	12,449
Pay	3 Month AUD BBSW	Quarterly	2.560	Quarterly	03/18/2022	AUD	2,913,304	—	12,252	12,252
Pay	3 Month AUD BBSW	Quarterly	2.560	Quarterly	06/17/2022	AUD	2,064,896	—	7,288	7,288
Pay	3 Month AUD BBSW	Quarterly	2.564	Quarterly	03/18/2022	AUD	3,458,371	—	14,730	14,730
Pay	3 Month AUD BBSW	Quarterly	2.565	Quarterly	06/17/2022	AUD	4,167,854	—	14,990	14,990
Pay	3 Month AUD BBSW	Quarterly	2.570	Quarterly	06/17/2022	AUD	3,988,394	—	14,610	14,610
Pay	3 Month AUD BBSW	Quarterly	2.575	Quarterly	03/18/2022	AUD	3,120,098	—	13,751	13,751
Pay	3 Month AUD BBSW	Quarterly	2.583	Quarterly	03/18/2022	AUD	3,007,286	—	13,577	13,577
Pay	3 Month AUD BBSW	Quarterly	2.585	Quarterly	03/18/2022	AUD	3,458,371	—	15,707	15,707
Pay	3 Month AUD BBSW	Quarterly	2.597	Quarterly	03/18/2022	AUD	3,120,098	—	14,674	14,674
Pay	3 Month AUD BBSW	Quarterly	2.631	Quarterly	03/18/2022	AUD	3,767,034	—	19,439	19,439
Pay	3 Month AUD BBSW	Quarterly	2.636	Quarterly	06/17/2022	AUD	2,142,088	—	9,738	9,738
Pay	3 Month AUD BBSW	Quarterly	2.642	Quarterly	03/18/2022	AUD	3,458,372	—	18,358	18,358
Pay	3 Month AUD BBSW	Quarterly	2.653	Quarterly	06/17/2022	AUD	2,142,088	—	10,211	10,211
Pay	3 Month AUD BBSW	Quarterly	2.662	Quarterly	06/17/2022	AUD	3,496,472	—	17,111	17,111
Pay	3 Month AUD BBSW	Quarterly	2.663	Quarterly	06/17/2022	AUD	2,142,088	—	10,497	10,497
Pay	3 Month AUD BBSW	Quarterly	2.664	Quarterly	06/17/2022	AUD	2,142,088	—	10,540	10,540
Pay	3 Month AUD BBSW	Quarterly	2.665	Quarterly	06/17/2022	AUD	2,142,088	—	10,569	10,569
Pay	3 Month AUD BBSW	Quarterly	2.688	Quarterly	06/17/2022	AUD	2,142,088	—	11,228	11,228
Pay	3 Month USD LIBOR	Quarterly	3.309	Semi-Annually	12/16/2027	USD	628,000	—	2,337	2,337
Pay	6 Month EUR LIBOR	Semi-Annually	0.031	Annually	09/19/2021	EUR	1,160,000	—	508	508
Pay	6 Month EUR LIBOR	Semi-Annually	0.142	Annually	12/19/2021	EUR	853,000	—	2,035	2,035
Pay	6 Month EUR LIBOR	Semi-Annually	1.639	Annually	12/20/2028	EUR	609,000	—	748	748
Pay	6 Month GBP LIBOR	Semi-Annually	1.727	Semi-Annually	12/21/2048	GBP	565,000	—	523	523
Pay	6 Month GBP LIBOR	Semi-Annually	1.728	Semi-Annually	12/21/2048	GBP	282,500	—	291	291
Pay	6 Month GBP LIBOR	Semi-Annually	1.735	Semi-Annually	12/21/2048	GBP	282,500	—	565	565
Subtotal — Appreciation								—	1,386,480	1,386,480
Receive	3 Month AUD BBSW	Quarterly	(2.438)	Quarterly	12/16/2022	AUD	3,086,000	—	(1,604)	(1,604)
Receive	3 Month CDOR	Semi-Annually	(2.739)	Semi-Annually	10/09/2021	CAD	574,000	—	(276)	(276)
Receive	3 Month USD LIBOR	Quarterly	(3.268)	Semi-Annually	12/16/2023	USD	2,109,000	—	(5,437)	(5,437)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.004)	Annually	06/20/2021	EUR	529,000	—	(417)	(417)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.082)	Annually	06/20/2021	EUR	2,507,500	—	(7,876)	(7,876)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.087)	Annually	06/20/2021	EUR	5,015,000	—	(16,550)	(16,550)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.088)	Annually	06/20/2021	EUR	7,522,500	—	(25,095)	(25,095)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.494)	Annually	12/19/2023	EUR	791,750	—	(4,839)	(4,839)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.499)	Annually	12/19/2023	EUR	791,750	—	(5,076)	(5,076)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.500)	Annually	12/19/2023	EUR	791,750	—	(5,121)	(5,121)
Receive	6 Month EUR LIBOR	Semi-Annually	(0.501)	Annually	12/19/2023	EUR	791,750	—	(5,152)	(5,152)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.574)	Annually	09/20/2028	EUR	1,156,591	—	(50)	(50)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.580)	Annually	09/20/2028	EUR	1,156,591	—	(412)	(412)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.590)	Annually	09/20/2028	EUR	2,313,183	—	(2,136)	(2,136)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.599)	Annually	09/20/2028	EUR	1,156,591	—	(1,631)	(1,631)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.602)	Annually	09/20/2028	EUR	1,155,678	—	(1,845)	(1,845)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.714)	Annually	12/20/2028	EUR	499,500	—	(2,641)	(2,641)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.715)	Annually	12/20/2028	EUR	499,500	—	(2,654)	(2,654)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.722)	Annually	12/20/2028	EUR	499,500	—	(2,842)	(2,842)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.725)	Annually	12/20/2028	EUR	499,500	—	(2,937)	(2,937)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.726)	Annually	12/20/2028	EUR	499,500	—	(2,963)	(2,963)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

34                         Invesco Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(m)—(continued)
Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate		Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(p)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.727	) %	Annually	12/20/2028	EUR	499,500	$—	$(2,977)	$(2,977)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.729)		Annually	12/20/2028	EUR	499,500	—	(3,031)	(3,031)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.731)		Annually	12/20/2028	EUR	499,500	—	(3,098)	(3,098)
Receive	6 Month EUR LIBOR	Semi-Annually	(1.757)		Annually	12/20/2028	EUR	999,000	—	(7,594)	(7,594)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.743)		Semi-Annually	03/16/2048	GBP	267,000	—	(26)	(26)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.875)		Semi-Annually	12/21/2048	GBP	239,491	—	(5,129)	(5,129)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.877)		Semi-Annually	12/21/2048	GBP	465,286	—	(10,086)	(10,086)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.878)		Semi-Annually	12/21/2048	GBP	227,688	—	(4,964)	(4,964)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.880)		Semi-Annually	12/21/2048	GBP	165,591	—	(3,656)	(3,656)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.882)		Semi-Annually	12/21/2048	GBP	238,037	—	(5,321)	(5,321)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.898)		Semi-Annually	12/21/2048	GBP	239,300	—	(5,869)	(5,869)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.900)		Semi-Annually	12/21/2048	GBP	341,532	—	(8,485)	(8,485)
Receive	6 Month GBP LIBOR	Semi-Annually	(1.919)		Semi-Annually	12/21/2048	GBP	476,075	—	(13,095)	(13,095)
Pay	28 Day MXN TIIE	28 Day	6.925		28 Day	06/16/2021	MXN	1,500,000	—	(2,576)	(2,576)
Pay	3 Month AUD BBSW	Quarterly	2.335		Quarterly	09/16/2022	AUD	1,831,324	—	(280)	(280)
Pay	3 Month CDOR	Semi-Annually	2.281		Semi-Annually	06/21/2021	CAD	2,437,000	—	(18,958)	(18,958)
Pay	3 Month CDOR	Semi-Annually	2.340		Semi-Annually	06/20/2021	CAD	3,377,816	—	(22,458)	(22,458)
Pay	3 Month CDOR	Semi-Annually	2.348		Semi-Annually	06/20/2021	CAD	3,377,816	—	(21,967)	(21,967)
Pay	3 Month CDOR	Semi-Annually	2.350		Semi-Annually	06/20/2021	CAD	3,377,816	—	(21,803)	(21,803)
Pay	3 Month CDOR	Semi-Annually	2.355		Semi-Annually	06/20/2021	CAD	3,377,816	—	(21,476)	(21,476)
Pay	3 Month CDOR	Semi-Annually	2.368		Semi-Annually	06/20/2021	CAD	3,377,816	—	(20,658)	(20,658)
Pay	3 Month CDOR	Semi-Annually	2.370		Semi-Annually	06/20/2021	CAD	3,377,816	—	(20,494)	(20,494)
Pay	3 Month CDOR	Semi-Annually	2.378		Semi-Annually	06/20/2021	CAD	3,377,816	—	(20,004)	(20,004)
Pay	3 Month CDOR	Semi-Annually	2.380		Semi-Annually	06/20/2021	CAD	3,377,816	—	(19,840)	(19,840)
Pay	3 Month CDOR	Semi-Annually	2.390		Semi-Annually	06/20/2021	CAD	3,685,472	—	(20,933)	(20,933)
Pay	3 Month CDOR	Semi-Annually	2.535		Semi-Annually	09/12/2021	CAD	2,668,000	—	(9,413)	(9,413)
Pay	3 Month CDOR	Semi-Annually	2.618		Semi-Annually	09/25/2021	CAD	2,115,000	—	(4,004)	(4,004)
Pay	3 Month USD LIBOR	Quarterly	2.535		Semi-Annually	03/18/2023	USD	4,293,033	—	(79,540)	(79,540)
Pay	3 Month USD LIBOR	Quarterly	2.538		Semi-Annually	03/18/2023	USD	9,079,468	—	(167,624)	(167,624)
Pay	3 Month USD LIBOR	Quarterly	2.547		Semi-Annually	03/18/2023	USD	8,578,125	—	(156,215)	(156,215)
Pay	3 Month USD LIBOR	Quarterly	2.549		Semi-Annually	03/18/2023	USD	8,578,125	—	(155,768)	(155,768)
Pay	3 Month USD LIBOR	Quarterly	2.553		Semi-Annually	03/18/2023	USD	17,156,249	—	(309,646)	(309,646)
Pay	3 Month USD LIBOR	Quarterly	2.832		Semi-Annually	03/18/2023	USD	7,064,000	—	(73,180)	(73,180)
Pay	3 Month USD LIBOR	Quarterly	2.964		Semi-Annually	09/16/2027	USD	937,000	—	(15,558)	(15,558)
Pay	3 Month USD LIBOR	Quarterly	3.031		Semi-Annually	09/16/2023	USD	2,287,000	—	(9,005)	(9,005)
Pay	3 Month USD LIBOR	Quarterly	3.033		Semi-Annually	09/16/2023	USD	2,287,000	—	(8,912)	(8,912)
Pay	3 Month USD LIBOR	Quarterly	3.222		Semi-Annually	12/16/2027	USD	1,205,000	—	(1,779)	(1,779)
Pay	6 Month EUR LIBOR	Semi-Annually	0.010		Annually	09/19/2021	EUR	1,024,000	—	(238)	(238)
Pay	6 Month EUR LIBOR	Semi-Annually	1.535		Annually	09/20/2028	EUR	781,000	—	(1,608)	(1,608)
Pay	6 Month GBP LIBOR	Semi-Annually	1.661		Semi-Annually	09/21/2048	GBP	1,132,000	—	(11,037)	(11,037)
Subtotal — Depreciation									—	(1,385,859)	(1,385,859)
Subtotal — Interest Rate Swap Agreements — Interest Rate Risk									$—	$621	$621

(m)	Centrally cleared swap agreements collateralized by $1,585,932 cash held with Credit Suisse Securities (USA) LLC.
(p)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

35                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements*
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.955%	At Maturity	10/18/2026	USD	1,314,000	$—	$37,305	$37,305
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.960	At Maturity	10/18/2026	USD	1,314,000	—	36,681	36,681
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.993	At Maturity	10/21/2026	USD	1,288,000	—	32,059	32,059
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/19/2026	USD	1,314,000	—	32,339	32,339
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	1.995	At Maturity	10/24/2026	USD	1,314,000	—	32,464	32,464
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.000	At Maturity	10/19/2026	USD	1,288,000	—	31,086	31,086
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/20/2026	USD	1,314,000	—	30,488	30,488
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.010	At Maturity	10/21/2026	USD	1,314,000	—	30,515	30,515
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.225	At Maturity	11/16/2026	USD	1,825,000	—	4,430	4,430
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.040	At Maturity	11/01/2026	USD	1,320,000	—	27,181	27,181
Goldman Sachs International	Receive	United States CPI Urban Consumers NSA	At Maturity	2.218	At Maturity	11/16/2026	USD	1,762,000	—	5,558	5,558
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.048	At Maturity	11/01/2026	USD	1,299,000	—	25,818	25,818
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.249	At Maturity	11/16/2026	USD	1,493,000	—	146	146
Subtotal — Appreciation									—	326,070	326,070
Barclays Bank PLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	(950)	(950)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.255	At Maturity	11/17/2026	USD	1,867,000	—	(859)	(859)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.259	At Maturity	11/16/2026	USD	1,276,000	—	(1,116)	(1,116)
Morgan Stanley Capital Services LLC	Receive	United States CPI Urban Consumers NSA	At Maturity	2.284	At Maturity	11/16/2026	USD	2,776,000	—	(9,185)	(9,185)
Barclays Bank PLC	Pay	United States CPI Urban Consumers NSA	At Maturity	2.233	At Maturity	12/19/2026	USD	2,578,000	—	(1,762)	(1,762)
Goldman Sachs International	Pay	United Kingdom RPI	At Maturity	3.060	At Maturity	12/29/2025	GBP	3,450,000	—	(195,748)	(195,748)
Subtotal — Depreciation									—	(209,620)	(209,620)
Subtotal — Over-The-Counter Inflation Swap Agreements									$—	$116,450	$116,450

Centrally Cleared Inflation Swap Agreements(q)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.176%	At Maturity	07/15/2022	EUR	2,754,047	$—	$50,146	$50,146
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.180	At Maturity	07/15/2022	EUR	2,666,152	—	47,913	47,913
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.202	At Maturity	07/15/2022	EUR	3,984,578	—	66,489	66,489

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

36                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(q)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.222%	At Maturity	07/15/2022	EUR	3,999,227	$—	$61,799	$61,799
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.310	At Maturity	08/15/2022	EUR	6,650,145	—	82,440	82,440
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.315	At Maturity	08/15/2022	EUR	2,996,344	—	36,213	36,213
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.410	At Maturity	08/15/2023	EUR	1,073,549	—	2,926	2,926
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.413	At Maturity	08/15/2023	EUR	2,147,097	—	5,534	5,534
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.418	At Maturity	08/15/2023	EUR	1,073,549	—	2,448	2,448
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.422	At Maturity	08/15/2023	EUR	1,061,060	—	2,136	2,136
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.425	At Maturity	08/15/2023	EUR	2,147,098	—	3,940	3,940
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.427	At Maturity	08/15/2023	EUR	2,147,098	—	3,684	3,684
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.433	At Maturity	08/15/2023	EUR	1,073,549	—	1,491	1,491
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.485	At Maturity	05/15/2023	EUR	1,410,000	—	3,673	3,673
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.520	At Maturity	04/15/2028	EUR	1,201,000	—	6,103	6,103
Receive	United Kingdom RPI	At Maturity	3.500	At Maturity	05/15/2027	GBP	327,724	—	2,202	2,202
Receive	United Kingdom RPI	At Maturity	3.512	At Maturity	05/15/2027	GBP	327,724	—	1,667	1,667
Receive	United Kingdom RPI	At Maturity	3.542	At Maturity	05/15/2027	GBP	327,723	—	326	326
Receive	United Kingdom RPI	At Maturity	3.546	At Maturity	05/15/2027	GBP	327,724	—	147	147
Receive	United States CPI Urban Consumers NSA	At Maturity	2.069	At Maturity	08/25/2027	USD	220,120	—	4,643	4,643
Receive	United States CPI Urban Consumers NSA	At Maturity	2.074	At Maturity	08/23/2027	USD	436,000	—	8,989	8,989
Receive	United States CPI Urban Consumers NSA	At Maturity	2.079	At Maturity	08/22/2027	USD	237,000	—	4,770	4,770
Receive	United States CPI Urban Consumers NSA	At Maturity	2.082	At Maturity	08/24/2027	USD	436,000	—	8,655	8,655
Receive	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	08/21/2027	USD	948,000	—	17,812	17,812
Receive	United States CPI Urban Consumers NSA	At Maturity	2.123	At Maturity	10/19/2027	USD	617,000	—	10,616	10,616
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/19/2027	USD	617,000	—	10,126	10,126
Receive	United States CPI Urban Consumers NSA	At Maturity	2.131	At Maturity	10/23/2027	USD	308,000	—	4,987	4,987

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

37                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(q)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.147%	At Maturity	04/25/2027	USD	198,000	$—	$1,381	$1,381
Receive	United States CPI Urban Consumers NSA	At Maturity	2.148	At Maturity	10/20/2027	USD	617,000	—	9,146	9,146
Receive	United States CPI Urban Consumers NSA	At Maturity	2.150	At Maturity	10/20/2027	USD	308,000	—	4,493	4,493
Receive	United States CPI Urban Consumers NSA	At Maturity	2.199	At Maturity	04/26/2027	USD	397,000	—	794	794
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.550	At Maturity	07/15/2023	EUR	902,000	—	259	259
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.558	At Maturity	08/15/2028	EUR	1,073,549	—	96	96
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.560	At Maturity	08/15/2028	EUR	1,073,549	—	420	420
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.563	At Maturity	08/15/2028	EUR	1,073,549	—	743	743
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.563	At Maturity	10/15/2028	EUR	387,281	—	1,106	1,106
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.565	At Maturity	08/15/2028	EUR	3,220,647	—	3,201	3,201
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.565	At Maturity	10/15/2028	EUR	387,282	—	1,164	1,164
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.568	At Maturity	08/15/2028	EUR	1,061,060	—	1,375	1,375
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.575	At Maturity	10/15/2028	EUR	238,437	—	1,018	1,018
Pay	United Kingdom RPI	At Maturity	3.630	At Maturity	01/15/2027	GBP	644,421	—	6,411	6,411
Pay	United Kingdom RPI	At Maturity	3.633	At Maturity	01/15/2027	GBP	885,159	—	9,227	9,227
Pay	United Kingdom RPI	At Maturity	3.635	At Maturity	01/15/2027	GBP	644,420	—	6,923	6,923
Pay	United States CPI Urban Consumers NSA	At Maturity	2.254	At Maturity	10/02/2027	USD	944,821	—	799	799
Pay	United States CPI Urban Consumers NSA	At Maturity	2.261	At Maturity	10/02/2027	USD	603,319	—	862	862
Pay	United States CPI Urban Consumers NSA	At Maturity	2.281	At Maturity	03/01/2027	USD	919,000	—	4,087	4,087
Pay	United States CPI Urban Consumers NSA	At Maturity	2.315	At Maturity	03/15/2028	USD	147,000	—	823	823
Pay	United States CPI Urban Consumers NSA	At Maturity	2.342	At Maturity	04/16/2028	USD	439,000	—	4,056	4,056
Pay	United States CPI Urban Consumers NSA	At Maturity	2.367	At Maturity	07/27/2028	USD	713,000	—	7,897	7,897
Pay	United States CPI Urban Consumers NSA	At Maturity	2.394	At Maturity	07/11/2028	USD	382,000	—	4,903	4,903
Subtotal — Appreciation								—	523,059	523,059
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.455	At Maturity	10/15/2023	EUR	1,591,534	—	(4,209)	(4,209)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

38                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(q)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.458%	At Maturity	10/15/2023	EUR	1,591,534	$—	$(4,446)	$(4,446)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.470	At Maturity	10/15/2023	EUR	1,470,932	—	(5,202)	(5,202)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.586	At Maturity	08/15/2028	EUR	2,612,000	—	(9,298)	(9,298)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.603	At Maturity	07/15/2028	EUR	1,585,000	—	(683)	(683)
Receive	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.639	At Maturity	07/15/2028	EUR	924,000	—	(4,466)	(4,466)
Receive	United Kingdom RPI	At Maturity	3.554	At Maturity	05/15/2027	GBP	327,724	—	(211)	(211)
Receive	United Kingdom RPI	At Maturity	3.558	At Maturity	05/15/2027	GBP	327,724	—	(390)	(390)
Receive	United Kingdom RPI	At Maturity	3.559	At Maturity	05/15/2027	GBP	327,723	—	(435)	(435)
Receive	United Kingdom RPI	At Maturity	3.561	At Maturity	05/15/2027	GBP	327,723	—	(525)	(525)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.294	At Maturity	01/12/2027	USD	866,000	—	(4,590)	(4,590)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.300	At Maturity	01/12/2027	USD	866,000	—	(5,095)	(5,095)
Receive	United States CPI Urban Consumers NSA	At Maturity	2.369	At Maturity	10/04/2028	USD	749,000	—	(7,517)	(7,517)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.334	At Maturity	06/15/2027	EUR	338,000	—	(8,540)	(8,540)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.370	At Maturity	04/15/2023	EUR	890,000	—	(6,172)	(6,172)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.375	At Maturity	07/15/2027	EUR	2,754,047	—	(53,971)	(53,971)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.380	At Maturity	07/15/2027	EUR	2,666,152	—	(50,639)	(50,639)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.388	At Maturity	07/15/2027	EUR	3,984,578	—	(71,626)	(71,626)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.406	At Maturity	07/15/2027	EUR	3,999,227	—	(63,554)	(63,554)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.453	At Maturity	08/15/2023	EUR	2,612,000	—	(521)	(521)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.462	At Maturity	08/15/2027	EUR	6,650,145	—	(75,709)	(75,709)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.465	At Maturity	08/15/2027	EUR	2,996,344	—	(33,164)	(33,164)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.493	At Maturity	07/15/2023	EUR	1,585,000	—	(4,989)	(4,989)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.545	At Maturity	08/15/2028	EUR	2,147,097	—	(3,042)	(3,042)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

39                         Invesco Global Targeted Returns Fund

Centrally Cleared Inflation Swap Agreements(q)—(continued)
Pay/Receive	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)(r)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.550%	At Maturity	08/15/2028	EUR	1,073,549	$—	$(874)	$(874)
Pay	Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA	At Maturity	1.585	At Maturity	05/15/2028	EUR	1,410,000	—	(283)	(283)
Pay	United Kingdom RPI	At Maturity	3.106	At Maturity	06/15/2026	GBP	1,196,950	—	(82,337)	(82,337)
Pay	United Kingdom RPI	At Maturity	3.250	At Maturity	07/15/2025	GBP	381,299	—	(9,347)	(9,347)
Pay	United Kingdom RPI	At Maturity	3.321	At Maturity	08/15/2027	GBP	334,383	—	(11,664)	(11,664)
Pay	United Kingdom RPI	At Maturity	3.335	At Maturity	08/15/2027	GBP	839,930	—	(27,492)	(27,492)
Pay	United Kingdom RPI	At Maturity	3.343	At Maturity	08/15/2027	GBP	852,071	—	(26,908)	(26,908)
Pay	United Kingdom RPI	At Maturity	3.352	At Maturity	10/15/2027	GBP	38,845	—	(906)	(906)
Pay	United Kingdom RPI	At Maturity	3.353	At Maturity	08/15/2027	GBP	426,036	—	(12,799)	(12,799)
Pay	United Kingdom RPI	At Maturity	3.378	At Maturity	08/15/2027	GBP	972,670	—	(25,476)	(25,476)
Pay	United Kingdom RPI	At Maturity	3.391	At Maturity	09/15/2028	GBP	594,773	—	(15,271)	(15,271)
Pay	United Kingdom RPI	At Maturity	3.411	At Maturity	05/15/2027	GBP	1,022,000	—	(18,749)	(18,749)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.055	At Maturity	06/08/2027	USD	3,860,000	—	(75,750)	(75,750)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.081	At Maturity	05/18/2027	USD	3,154,000	—	(48,383)	(48,383)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.093	At Maturity	06/07/2027	USD	819,000	—	(13,133)	(13,133)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.120	At Maturity	05/12/2027	USD	3,231,000	—	(35,306)	(35,306)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.133	At Maturity	05/15/2027	USD	1,117,000	—	(11,481)	(11,481)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.135	At Maturity	05/11/2027	USD	890,000	—	(8,354)	(8,354)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.138	At Maturity	05/11/2027	USD	1,574,000	—	(14,402)	(14,402)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.144	At Maturity	05/11/2027	USD	1,574,000	—	(13,432)	(13,432)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.165	At Maturity	10/25/2027	USD	693,000	—	(8,979)	(8,979)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.170	At Maturity	09/18/2027	USD	437,000	—	(5,584)	(5,584)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.174	At Maturity	12/13/2027	USD	590,000	—	(5,128)	(5,128)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.223	At Maturity	10/02/2027	USD	472,411	—	(820)	(820)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.229	At Maturity	10/02/2027	USD	472,410	—	(584)	(584)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.230	At Maturity	10/30/2028	USD	944,821	—	(3,375)	(3,375)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.258	At Maturity	10/29/2028	USD	944,821	—	(960)	(960)
Pay	United States CPI Urban Consumers NSA	At Maturity	2.263	At Maturity	10/31/2028	USD	944,821	—	(594)	(594)
Subtotal — Depreciation								—	(897,365)	(897,365)
Subtotal — Centrally Cleared Inflation Swap Agreements								—	(374,306)	(374,306)
Total — Interest Rate and Inflation Swap Agreements — Interest Rate Risk								$—	$(257,235)	$(257,235)

(q)	Centrally Cleared Inflation swap agreements collateralized by $864,741 cash held with Credit Suisse Securities (USA) LLC.
(r)	The daily variation margin receivable (payable) at period end is recorded in the Consolidated Statement of Assets and Liabilities.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

40                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements*
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.00%	At Maturity	12/30/2019	HKD	36,236	$1,611
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/30/2019	HKD	85,129	15,103
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	25.20	At Maturity	12/30/2019	HKD	32,291	1,506
Goldman Sachs International	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	10,300	1,972
Goldman Sachs International	S&P/ASX 200 Index	Receive	15.90	At Maturity	12/19/2019	AUD	4,212	2,931
Goldman Sachs International	S&P/ASX 200 Index	Receive	16.00	At Maturity	12/19/2019	AUD	2,968	123
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.94	At Maturity	12/30/2019	HKD	25,942	4,845
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	74,208	8,116
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	22,970	4,389
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.80	At Maturity	12/30/2019	HKD	52,590	12,156
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.64	At Maturity	12/30/2019	HKD	8,943	2,406
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.40	At Maturity	12/19/2019	AUD	2,337	2,043
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.73	At Maturity	12/19/2019	AUD	5,896	4,646
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.84	At Maturity	12/19/2019	AUD	1,412	344
Societe Generale	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	36,236	2,377
Societe Generale	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/30/2019	HKD	53,022	2,246
Societe Generale	Hang Seng China Enterprise Index	Receive	25.10	At Maturity	12/30/2019	HKD	20,410	803
Societe Generale	Hang Seng China Enterprise Index	Receive	25.33	At Maturity	12/30/2019	HKD	35,247	5,023
Societe Generale	Hang Seng Index	Receive	22.79	At Maturity	12/30/2019	HKD	9,599	2,705
Societe Generale	KOSPI 200 Index	Receive	17.60	At Maturity	12/12/2019	KRW	8,425,923	15,656
Societe Generale	KOSPI 200 Index	Receive	18.25	At Maturity	12/12/2019	KRW	2,001,759	2,756
Societe Generale	S&P/ASX 200 Index	Receive	15.60	At Maturity	12/19/2019	AUD	5,901	5,122
Societe Generale	S&P/ASX 200 Index	Receive	16.25	At Maturity	12/19/2019	AUD	4,925	3,155
UBS AG	Hang Seng China Enterprise Index	Receive	22.80	At Maturity	12/28/2018	HKD	6,292	157
UBS AG	Hang Seng China Enterprise Index	Receive	24.70	At Maturity	12/30/2019	HKD	36,236	2,982
UBS AG	Hang Seng China Enterprise Index	Receive	24.80	At Maturity	12/30/2019	HKD	91,010	18,081
UBS AG	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/30/2019	HKD	32,292	965
UBS AG	Hang Seng Index	Receive	22.40	At Maturity	12/30/2019	HKD	10,300	2,063
UBS AG	Hang Seng Index	Receive	22.50	At Maturity	12/30/2019	HKD	152	43
UBS AG	Hang Seng Index	Receive	22.77	At Maturity	12/30/2019	HKD	29,979	2,009
UBS AG	KOSPI 200 Index	Receive	17.70	At Maturity	12/12/2019	KRW	5,376,546	8,817
UBS AG	S&P/ASX 200 Index	Receive	15.60	At Maturity	12/19/2019	AUD	5,607	5,361
UBS AG	S&P/ASX 200 Index	Receive	15.80	At Maturity	12/19/2019	AUD	2,969	532
UBS AG	S&P/ASX 200 Index	Receive	15.85	At Maturity	12/19/2019	AUD	6,798	4,520
BNP Paribas S.A.	S&P 500 Index	Pay	17.65	At Maturity	12/21/2018	USD	6,188	21,640
BNP Paribas S.A.	S&P 500 Index	Pay	17.75	At Maturity	12/21/2018	USD	2,071	7,286
Citibank, N.A.	S&P 500 Index	Pay	16.65	At Maturity	12/21/2018	USD	3,485	8,600
Citibank, N.A.	S&P 500 Index	Pay	17.41	At Maturity	12/21/2018	USD	3,890	12,492
Citibank, N.A.	S&P 500 Index	Pay	17.55	At Maturity	12/21/2018	USD	3,886	14,422
Goldman Sachs International	S&P 500 Index	Pay	16.65	At Maturity	12/21/2018	USD	15,210	15,009
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.55	At Maturity	12/21/2018	USD	892	1,119
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.70	At Maturity	12/21/2018	USD	5,204	7,972
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	16.90	At Maturity	12/21/2018	USD	6,548	13,060
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.31	At Maturity	12/21/2018	USD	2,784	6,802
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.45	At Maturity	12/21/2018	USD	4,851	13,137
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	17.95	At Maturity	12/21/2018	USD	23,318	94,841
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.09	At Maturity	12/21/2018	USD	2,373	7,674
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	18.58	At Maturity	12/21/2018	USD	2,374	8,540
Societe Generale	Hang Seng China Enterprise Index	Pay	25.95	At Maturity	12/30/2019	HKD	8,496	334
Societe Generale	KOSPI 200 Index	Pay	20.00	At Maturity	12/13/2018	KRW	7,789,108	29,823
Societe Generale	S&P 500 Index	Pay	15.95	At Maturity	12/21/2018	USD	5,448	9,594

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

41                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements*—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	S&P 500 Index	Pay	16.41%	At Maturity	12/21/2018	USD	2,343	$1,078
Societe Generale	S&P 500 Index	Pay	16.85	At Maturity	12/21/2018	USD	4,362	10,852
Societe Generale	S&P 500 Index	Pay	17.36	At Maturity	12/21/2018	USD	9,742	24,372
Societe Generale	S&P 500 Index	Pay	17.70	At Maturity	12/21/2018	USD	23,318	90,163
Societe Generale	S&P 500 Index	Pay	17.80	At Maturity	12/21/2018	USD	7,772	30,362
Societe Generale	S&P 500 Index	Pay	18.15	At Maturity	12/21/2018	USD	2,666	10,575
UBS AG	KOSPI 200 Index	Pay	19.00	At Maturity	12/13/2018	KRW	7,721,467	23,950
UBS AG	KOSPI 200 Index	Pay	19.60	At Maturity	12/13/2018	KRW	7,712,584	28,258
UBS AG	KOSPI 200 Index	Pay	19.70	At Maturity	12/13/2018	KRW	4,834,372	18,045
UBS AG	KOSPI 200 Index	Pay	20.30	At Maturity	12/13/2018	KRW	13,155,600	60,794
UBS AG	S&P 500 Index	Pay	16.96	At Maturity	12/21/2018	USD	4,501	12,603
UBS AG	S&P 500 Index	Pay	17.20	At Maturity	12/21/2018	USD	9,701	24,217
UBS AG	S&P 500 Index	Pay	17.40	At Maturity	12/21/2018	USD	3,742	13,445
UBS AG	S&P 500 Index	Pay	17.60	At Maturity	12/21/2018	USD	3,887	14,578
UBS AG	S&P 500 Index	Pay	17.75	At Maturity	12/21/2018	USD	6,906	14,712
UBS AG	S&P 500 Index	Pay	18.00	At Maturity	12/21/2018	USD	24,915	101,149
UBS AG	S&P 500 Index	Pay	18.05	At Maturity	12/21/2018	USD	1,629	5,224
Subtotal — Appreciation								904,286
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.89	At Maturity	12/13/2018	KRW	3,322,882	(14,087)
BNP Paribas S.A.	KOSPI 200 Index	Receive	20.19	At Maturity	12/13/2018	KRW	3,470,917	(15,081)
BNP Paribas S.A.	S&P/ASX 200 Index	Receive	15.75	At Maturity	12/20/2018	AUD	4,923	(11,954)
Citibank, N.A.	KOSPI 200 Index	Receive	18.72	At Maturity	12/13/2018	KRW	1,008,074	(3,256)
Citibank, N.A.	KOSPI 200 Index	Receive	19.59	At Maturity	12/13/2018	KRW	2,276,485	(8,934)
Citibank, N.A.	KOSPI 200 Index	Receive	19.85	At Maturity	12/13/2018	KRW	4,414,436	(19,588)
Citibank, N.A.	S&P 500 Index	Receive	17.62	At Maturity	12/21/2018	USD	14,398	(41,558)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	23.20	At Maturity	12/28/2018	HKD	6,292	(87)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	24.00	At Maturity	12/28/2018	HKD	36,236	(6,621)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	24.75	At Maturity	12/28/2018	HKD	67,209	(24,701)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.05	At Maturity	12/28/2018	HKD	67,209	(26,767)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	25.59	At Maturity	12/28/2018	HKD	13,305	(5,472)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.09	At Maturity	12/28/2018	HKD	13,915	(2,450)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.29	At Maturity	12/28/2018	HKD	23,608	(2,906)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.43	At Maturity	12/28/2018	HKD	34,156	(6,274)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.50	At Maturity	12/28/2018	HKD	59,358	(13,332)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	21.85	At Maturity	12/28/2018	HKD	25,293	(7,201)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.39	At Maturity	12/28/2018	HKD	40,215	(15,684)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	22.44	At Maturity	12/28/2018	HKD	11,809	(4,479)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.79	At Maturity	12/13/2018	KRW	26,414,363	(96,162)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	14.28	At Maturity	12/20/2018	AUD	4,715	(7,208)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	14.50	At Maturity	12/20/2018	AUD	4,716	(7,746)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Receive	15.59	At Maturity	12/20/2018	AUD	4,403	(9,896)
Societe Generale	Hang Seng China Enterprise Index	Receive	23.30	At Maturity	12/28/2018	HKD	20,410	(1,600)
Societe Generale	Hang Seng China Enterprise Index	Receive	23.50	At Maturity	12/28/2018	HKD	56,646	(7,058)
Societe Generale	Hang Seng China Enterprise Index	Receive	24.00	At Maturity	12/28/2018	HKD	32,612	(6,231)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.39	At Maturity	12/30/2019	HKD	31,377	(444)
Societe Generale	Hang Seng China Enterprise Index	Receive	25.95	At Maturity	12/28/2018	HKD	25,936	(12,006)
Societe Generale	Hang Seng China Enterprise Index	Receive	26.00	At Maturity	12/28/2018	HKD	25,936	(12,160)
Societe Generale	KOSPI 200 Index	Receive	18.35	At Maturity	12/13/2018	KRW	3,878,625	(11,496)
Societe Generale	KOSPI 200 Index	Receive	19.00	At Maturity	12/13/2018	KRW	17,608,798	(66,617)
Societe Generale	KOSPI 200 Index	Receive	19.40	At Maturity	12/13/2018	KRW	8,794,672	(36,329)
Societe Generale	KOSPI 200 Index	Receive	19.90	At Maturity	12/13/2018	KRW	8,824,892	(39,446)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

42                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements*—(continued)
Counterparty	Reference Entity	Pay/ Receive Variance	Volatility Strike Rate	Payment Frequency	Maturity Date		Notional Value	Unrealized Appreciation (Depreciation)
Societe Generale	KOSPI 200 Index	Receive	19.97%	At Maturity	12/13/2018	KRW	4,560,014	$(19,914)
Societe Generale	KOSPI 200 Index	Receive	20.28	At Maturity	12/13/2018	KRW	4,951,830	(21,231)
Societe Generale	S&P/ASX 200 Index	Receive	15.99	At Maturity	12/19/2019	AUD	3,468	(442)
UBS AG	Hang Seng China Enterprise Index	Receive	23.00	At Maturity	12/28/2018	HKD	36,236	(2,112)
UBS AG	Hang Seng China Enterprise Index	Receive	25.00	At Maturity	12/28/2018	HKD	51,858	(17,722)
UBS AG	Hang Seng China Enterprise Index	Receive	25.30	At Maturity	12/28/2019	HKD	51,871	(21,704)
UBS AG	Hang Seng China Enterprise Index	Receive	25.70	At Maturity	12/30/2019	HKD	44,329	(4,008)
UBS AG	Hang Seng China Enterprise Index	Receive	26.04	At Maturity	12/28/2018	HKD	103,115	(50,547)
UBS AG	Hang Seng Index	Receive	21.48	At Maturity	12/28/2018	HKD	28,725	(5,601)
UBS AG	Hang Seng Index	Receive	21.68	At Maturity	12/28/2018	HKD	28,721	(8,020)
UBS AG	Hang Seng Index	Receive	21.79	At Maturity	12/28/2018	HKD	18,601	(6,189)
UBS AG	KOSPI 200 Index	Receive	18.60	At Maturity	12/13/2018	KRW	17,588,568	(63,194)
UBS AG	KOSPI 200 Index	Receive	19.30	At Maturity	12/13/2018	KRW	10,458,789	(42,427)
UBS AG	KOSPI 200 Index	Receive	19.44	At Maturity	12/13/2018	KRW	1,758,023	(6,656)
UBS AG	KOSPI 200 Index	Receive	19.80	At Maturity	12/13/2018	KRW	4,414,527	(19,445)
UBS AG	KOSPI 200 Index	Receive	19.95	At Maturity	12/13/2018	KRW	5,617,288	(24,934)
UBS AG	S&P 500 Index	Receive	16.48	At Maturity	12/21/2018	USD	13,621	(19,603)
UBS AG	S&P 500 Index	Receive	16.64	At Maturity	12/21/2018	USD	13,621	(21,031)
UBS AG	S&P 500 Index	Receive	17.00	At Maturity	12/21/2018	USD	13,621	(24,885)
UBS AG	S&P 500 Index	Receive	17.05	At Maturity	12/21/2018	USD	13,881	(25,581)
UBS AG	S&P 500 Index	Receive	17.08	At Maturity	12/21/2018	USD	13,882	(25,834)
UBS AG	S&P 500 Index	Receive	17.50	At Maturity	12/21/2018	USD	13,881	(30,773)
UBS AG	S&P/ASX 200 Index	Receive	14.38	At Maturity	12/20/2018	AUD	3,773	(5,900)
UBS AG	S&P/ASX 200 Index	Receive	15.55	At Maturity	12/20/2018	AUD	11,600	(27,124)
UBS AG	S&P/ASX 200 Index	Receive	15.65	At Maturity	12/20/2018	AUD	21,214	(51,024)
UBS AG	S&P/ASX 200 Index	Receive	15.69	At Maturity	12/20/2018	AUD	4,922	(11,828)
UBS AG	S&P/ASX 200 Index	Receive	15.75	At Maturity	12/19/2019	AUD	5,902	(1,457)
UBS AG	S&P/ASX 200 Index	Receive	15.77	At Maturity	12/20/2018	AUD	4,922	(12,006)
UBS AG	S&P/ASX 200 Index	Receive	15.84	At Maturity	12/19/2019	AUD	8,330	(890)
UBS AG	S&P/ASX 200 Index	Receive	16.03	At Maturity	12/20/2018	AUD	6,961	(17,930)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	22.35	At Maturity	12/28/2018	HKD	84,501	(40,348)
Goldman Sachs International	S&P/ASX 200 Index	Pay	13.30	At Maturity	12/20/2018	AUD	4,468	(11,625)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Pay	20.80	At Maturity	12/28/2018	HKD	19,152	(9,467)
J.P. Morgan Chase Bank, N.A.	S&P/ASX 200 Index	Pay	13.93	At Maturity	12/20/2018	AUD	6,254	(11,708)
Societe Generale	Hang Seng China Enterprise Index	Pay	22.50	At Maturity	12/28/2018	HKD	34,987	(16,069)
Societe Generale	Hang Seng China Enterprise Index	Pay	22.79	At Maturity	12/28/2018	HKD	8,496	(461)
Societe Generale	KOSPI 200 Index	Pay	13.70	At Maturity	12/13/2018	KRW	10,636,497	(89,133)
Societe Generale	S&P/ASX 200 Index	Pay	13.80	At Maturity	12/20/2018	AUD	5,901	(11,181)
UBS AG	Hang Seng China Enterprise Index	Pay	22.75	At Maturity	12/28/2018	HKD	32,847	(6,641)
UBS AG	Hang Seng Index	Pay	20.40	At Maturity	12/28/2018	HKD	62,677	(32,912)
UBS AG	S&P 500 Index	Pay	15.25	At Maturity	12/21/2018	USD	3,810	(4,648)
UBS AG	S&P 500 Index	Pay	15.35	At Maturity	12/21/2018	USD	10,698	(11,676)
UBS AG	S&P/ASX 200 Index	Pay	12.60	At Maturity	12/20/2018	AUD	5,948	(20,692)
Subtotal — Depreciation								(1,401,404)
Total — Variance Swap Agreements — Equity Risk								$(497,118)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

43                         Invesco Global Targeted Returns Fund

Open Over-The-Counter Total Return Swap Agreements(s)*
Counterparty	Pay/ Receive	Reference Entity(t)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Macquarie Bank Ltd.	Pay	Macquarie MQCP252 Index	0.12%	Monthly	70,774	02/21/2019	USD	7,790,767	$—	$321,399	$321,399
Macquarie Bank Ltd.	Pay	Macquarie MQCP625E Index	0.24	Monthly	8,246	02/21/2019	USD	1,295,437	—	4,176	4,176
Macquarie Bank Ltd.	Pay	Macquarie MQCP626E Index	0.29	Monthly	3,279	02/21/2019	USD	729,343	—	329	329
BNP Paribas S.A.	Receive	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	18,125	06/25/2019	USD	5,331,282	—	18,529	18,529
Subtotal — Commodity Risk									—	344,433	344,433
Goldman Sachs International	Pay	Bovespa Index	—	Monthly	40	12/13/2018	BRL	3,379,642	—	36,497	36,497
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 5-Month Dispersion Index	—	Monthly	28,865	04/09/2019	USD	5,543,494	—	11,768	11,768
Morgan Stanley Capital Services LLC	Pay	Morgan Stanley Systematic 5-Month Dispersion Index	0.10	Monthly	1,160	04/09/2019	USD	222,880	—	534	534
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion Index	—	Monthly	5,659	09/24/2019	EUR	927,963	—	769	769
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	—	Monthly	5,613	09/24/2019	EUR	928,110	—	636	636
Subtotal — Equity Risk									—	50,204	50,204
Subtotal — Appreciation									—	394,637	394,637
BNP Paribas S.A.	Pay	BNP Paribas DR Alpha ex-Agriculture and Livestock Index	0.15	Monthly	3,747	06/25/2019	USD	1,102,141	—	(3,831)	(3,831)
Macquarie Bank Ltd.	Receive	Macquarie MQCP252 Index	0.12	Monthly	21,488	02/21/2019	USD	2,365,388	—	(97,581)	(97,581)
Macquarie Bank Ltd.	Receive	Macquarie MQCP625E Index	0.24	Monthly	82,767	02/21/2019	USD	13,002,596	—	(41,921)	(41,921)
Macquarie Bank Ltd.	Receive	Macquarie MQCP626E Index	0.29	Monthly	29,700	02/21/2019	USD	6,606,124	—	(2,979)	(2,979)
Subtotal — Commodity Risk									—	(146,312)	(146,312)
Goldman Sachs International	Pay	Mexican Bolsa Index	—	Monthly	490	12/24/2018	MXN	24,745,000	—	(141,065)	(141,065)
Morgan Stanley Capital Services LLC	Receive	Morgan Stanley Systematic 5-Month Dispersion Index	—	Monthly	30,027	04/09/2019	USD	5,767,886	—	(13,812)	(13,812)
Subtotal — Equity Risk									—	(154,877)	(154,877)
Subtotal — Depreciation									—	(301,189)	(301,189)
Total — Total Return Swap Agreements									$—	$93,448	$93,448

Index Information:

Morgan Stanley Systematic 5-Month Dispersion Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.
Morgan Stanley Systematic 6-Month European Dispersion Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.
Morgan Stanley Systematic 6-Month European Dispersion (Wednesday) Index	– An index comprising cash, equity securities, options on equity securities and stock market index futures.

(s)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

44                         Invesco Global Targeted Returns Fund

(t)	The tables below include additional information regarding the underlying components of certain reference entities that are not publicly available.

Reference Entity Components
Reference Entity	Underlying Components	Percentage
Macquarie MQCP252 Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)
Macquarie MQCP625E Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)
Macquarie MQCP626E Index
	Long Futures Contracts
	Aluminum	13.76%
	Heating Oil	8.57
	High Grade Copper	19.16
	Natural Gas	19.02
	Nickel	6.75
	Unleaded Gasoline	8.73
	WTI Crude	16.18
	Zinc	7.83

	Short Futures Contracts
	Aluminum	(13.76)%
	Heating Oil	(8.57)
	High Grade Copper	(19.16)
	Natural Gas	(19.02)
	Nickel	(6.75)
	Unleaded Gasoline	(8.73)
	WTI Crude	(16.18)
	Zinc	(7.83)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

45                         Invesco Global Targeted Returns Fund

Reference Entity
Morgan Stanley Systematic 5-Month Dispersion Index

Top 50 Underlying Reference Entity Components
Description		Percentage

Currencies
U.S. Dollars		61.62%

Long Futures Contracts	Expiration Month
SPX Index	December–2018	62.79%

Short Equity Securities
Abbott Laboratories		(1.66)%
Altria Group Inc.		(1.54)
Apple Inc.		(10.17)
Berkshire Hathaway Inc. — Class B		(1.58)
Boeing Co.		(0.65)
Cisco Systems, Inc.		(0.82)
Coca-Cola Co. (The)		(2.70)
Comcast Corp.		(2.00)
Exxon Mobil Corp.		(0.28)
Intel Corp.		(0.43)
Johnson & Johnson		(4.49)
JPMorgan Chase & Co.		(0.30)
McDonald’s Corp.		(1.88)
Medtronic PLC		(0.36)
Merck & Co., Inc.		(1.82)
Microsoft Corp.		(1.46)
Oracle Corp.		(0.60)
PepsiCo., Inc.		(0.51)
Pfizer Inc.		(2.66)
Philip Morris International Inc.		(1.40)
Procter & Gamble Co.		(2.41)
UnitedHealth Group Inc.		(0.88)
Verizon Communications Inc.		(2.30)
Visa Inc. — Class A		(0.37)
Walmart Inc.		(1.81)
Walt Disney Co.		(0.74)

Long Equity Securities
3M Co.		0.37%
AbbVie Inc.		0.64
Alphabet Inc. — Class A		0.69
Alphabet Inc. — Class C		0.74
Amazon.com, Inc.		2.40
Bank of America Corp.		0.80
Chevron Corp.		0.58
Citigroup Inc.		0.27
Dow Dupont Inc.		0.56
Facebook, Inc.		0.93
General Electric Co.		0.33
Home Depot, Inc. (The)		1.02
IBM Corp.		0.60
Netflix, Inc.		0.41
Nvidia Corp.		0.34
Texas Instruments Inc.		0.25

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

46                         Invesco Global Targeted Returns Fund

Top 50 Underlying Reference Entity Components—(continued)
Options Written
	Type of Contract	Expiration Date	Exercise Price	Percentage
SPX Index	Call	03/15/2019	$2,775	(0.61)%
SPX Index	Call	03/15/2019	2,875	(0.57)
Apple Inc.	Call	12/21/2018	210	(0.29)
SPX Index	Call	03/15/2019	2,975	(0.26)
SPX Index	Call	03/15/2019	3,050	(0.24)
SPX Index	Call	03/15/2019	3,000	(0.17)

Open Over-The-Counter Total Return Swap Agreements(u)*
Counterparty	Pay/ Receive	Reference Entity	Floating Rate Index	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.300%	Monthly	828	10/02/2019	$764,472	$—	$4,275	$4,275
Societe Generale	Receive	SG Strong Balance Sheet 250 Index	3 Month USD LIBOR + 0.300%	Monthly	830	10/04/2019	770,177	—	428	428
Subtotal — Appreciation								—	4,703	4,703
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR – 0.300%	Monthly	97	01/23/2019	35,392	—	(3,211)	(3,211)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR – 0.310%	Monthly	1,441	01/23/2019	522,230	—	(47,387)	(47,387)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR – 0.340%	Monthly	2,000	01/23/2019	724,462	—	(65,738)	(65,738)
J.P. Morgan Chase Bank, N.A.	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR – 0.360%	Monthly	839	01/23/2019	304,038	—	(27,589)	(27,589)
UBS AG	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR – 0.300%	Monthly	1,846	09/30/2019	681,225	—	(73,147)	(73,147)
UBS AG	Receive	MSCI World Energy Sector Total Return Index	3 Month USD LIBOR – 0.385%	Monthly	8,800	09/30/2019	3,229,119	—	(330,119)	(330,119)
Subtotal — Depreciation								—	(547,191)	(547,191)
Total — Total Return Swap Agreements — Equity Risk								$—	$(542,488)	$(542,488)

(u)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
*	Over-The-Counter options purchased, options written and swap agreements are collateralized by cash held with Counterparties in the amount of $2,660,000.

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/09/2018	Barclays Bank PLC	INR	760,000	USD	10,298	$39
11/09/2018	Citibank, N.A.	USD	8,229	BRL	31,000	100
11/09/2018	Deutsche Bank AG	AUD	2,721,834	USD	2,160,517	233,035
11/09/2018	Goldman Sachs International	KRW	70,901,000	USD	62,564	374
11/09/2018	State Street Bank & Trust Co.	CAD	2,067,000	USD	1,595,838	25,293
11/09/2018	State Street Bank & Trust Co.	CHF	1,591,913	USD	1,606,116	24,479
11/09/2018	State Street Bank & Trust Co.	CNY	2,261,811	USD	326,083	1,917
11/09/2018	State Street Bank & Trust Co.	DKK	2,895,671	USD	447,382	7,444
11/09/2018	State Street Bank & Trust Co.	EUR	8,707,656	USD	10,037,870	170,396
11/09/2018	State Street Bank & Trust Co.	GBP	12,816,046	USD	16,745,338	360,122
11/09/2018	State Street Bank & Trust Co.	HKD	24,050,732	USD	3,070,696	2,536
11/09/2018	State Street Bank & Trust Co.	HUF	2,287,000	USD	8,107	122
11/09/2018	State Street Bank & Trust Co.	KRW	2,574,623,404	USD	2,275,097	16,784
11/09/2018	State Street Bank & Trust Co.	MXN	1,674,000	USD	87,467	5,140
11/09/2018	State Street Bank & Trust Co.	NOK	5,932,071	USD	717,896	14,045
11/09/2018	State Street Bank & Trust Co.	SEK	5,316,647	USD	586,897	5,599
11/09/2018	State Street Bank & Trust Co.	SGD	267,518	USD	193,645	478

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

47                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/09/2018	State Street Bank & Trust Co.	THB	4,411,000	USD	135,574	$2,331
11/09/2018	State Street Bank & Trust Co.	TWD	21,282,602	USD	688,565	439
11/09/2018	State Street Bank & Trust Co.	USD	3,067,714	HKD	24,050,732	446
11/09/2018	State Street Bank & Trust Co.	USD	579,801	SEK	5,316,647	1,498
11/09/2018	State Street Bank & Trust Co.	USD	193,066	SGD	267,518	101
11/09/2018	State Street Bank & Trust Co.	USD	132,975	THB	4,411,000	269
11/09/2018	State Street Bank & Trust Co.	USD	653,591	TWD	20,238,602	779
11/13/2018	Barclays Bank PLC	AUD	300,739	USD	214,775	1,798
11/13/2018	Barclays Bank PLC	CAD	221,417	USD	171,227	2,979
11/13/2018	Barclays Bank PLC	CNY	27,427,631	USD	3,997,049	66,491
11/13/2018	Barclays Bank PLC	INR	34,824,200	USD	483,938	14,230
11/13/2018	Barclays Bank PLC	MXN	11,344,000	USD	593,212	35,692
11/13/2018	Citibank, N.A.	AUD	766,746	USD	545,408	2,413
11/13/2018	Citibank, N.A.	CAD	789,325	USD	606,415	6,632
11/13/2018	Deutsche Bank AG	AUD	3,021,578	USD	2,232,085	92,263
11/13/2018	Deutsche Bank AG	CAD	3,454,842	USD	2,674,591	49,364
11/13/2018	Deutsche Bank AG	TWD	111,785,928	USD	3,675,839	60,310
11/13/2018	Goldman Sachs International	AUD	408,829	USD	292,241	2,717
11/13/2018	Goldman Sachs International	CAD	394,088	USD	303,346	3,891
11/13/2018	Goldman Sachs International	CHF	5,940,769	JPY	335,784,020	9,982
11/13/2018	Goldman Sachs International	INR	23,169,000	USD	327,200	14,696
11/13/2018	Goldman Sachs International	KRW	838,977,859	USD	751,106	15,272
11/13/2018	Goldman Sachs International	MXN	4,466,000	USD	231,410	11,921
11/13/2018	Goldman Sachs International	NZD	2,693,333	USD	1,819,638	62,270
11/13/2018	Goldman Sachs International	USD	219,987	BRL	831,000	3,081
11/13/2018	J.P. Morgan Chase Bank, N.A.	AUD	174,299	USD	123,518	83
11/13/2018	J.P. Morgan Chase Bank, N.A.	EUR	3,155,291	USD	3,699,302	122,626
11/13/2018	J.P. Morgan Chase Bank, N.A.	INR	14,047,458	USD	194,026	4,554
11/13/2018	J.P. Morgan Chase Bank, N.A.	KRW	381,107,975	USD	338,268	4,014
11/13/2018	J.P. Morgan Chase Bank, N.A.	MXN	3,808,000	USD	199,491	12,340
11/13/2018	Merrill Lynch International	BRL	518,000	USD	140,780	1,732
11/13/2018	Merrill Lynch International	KRW	166,631,514	USD	148,420	2,275
11/13/2018	Morgan Stanley & Co. LLC	CAD	733,064	USD	564,527	7,494
11/13/2018	Morgan Stanley & Co. LLC	CLP	730,900,000	USD	1,109,975	60,884
11/13/2018	Morgan Stanley & Co. LLC	INR	10,718,160	USD	148,164	3,597
11/13/2018	Morgan Stanley & Co. LLC	KRW	167,802,160	USD	150,529	3,356
11/13/2018	Royal Bank of Scotland Securities Inc.	KRW	209,744,464	USD	187,758	3,800
11/13/2018	Standard Charted Bank PLC	INR	15,818,382	USD	217,847	4,489
11/13/2018	Standard Charted Bank PLC	KRW	333,263,028	USD	297,317	5,026
11/30/2018	Goldman Sachs International	CAD	38,866	USD	29,997	455
11/30/2018	Goldman Sachs International	EUR	1,100,000	USD	1,301,154	52,598
11/30/2018	Goldman Sachs International	GBP	2,268,000	USD	2,984,881	82,655
12/11/2018	State Street Bank & Trust Co.	BRL	606,000	USD	163,494	1,215
12/11/2018	State Street Bank & Trust Co.	CAD	851,000	USD	648,310	1,283
12/11/2018	State Street Bank & Trust Co.	CHF	1,525,913	USD	1,522,181	1,113
12/11/2018	State Street Bank & Trust Co.	DKK	2,626,671	USD	400,335	19
12/11/2018	State Street Bank & Trust Co.	EUR	6,574,656	USD	7,474,135	2,103
12/11/2018	State Street Bank & Trust Co.	IDR	978,193,000	USD	63,933	106
12/11/2018	State Street Bank & Trust Co.	INR	19,939,000	USD	268,238	583
12/11/2018	State Street Bank & Trust Co.	MXN	1,422,000	USD	70,225	672

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

48                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
12/11/2018	State Street Bank & Trust Co.	TWD	11,725,602	USD	380,109	$5
12/11/2018	State Street Bank & Trust Co.	USD	320,182	HKD	2,509,000	194
12/11/2018	State Street Bank & Trust Co.	USD	272	IDR	4,163,000	0
12/11/2018	State Street Bank & Trust Co.	USD	35,560	JPY	4,012,000	111
12/11/2018	State Street Bank & Trust Co.	USD	418,439	KRW	477,154,761	29
12/11/2018	State Street Bank & Trust Co.	ZAR	644,000	USD	43,543	117
12/12/2018	Goldman Sachs International	EUR	558,771	GBP	531,247	1,915
12/12/2018	Goldman Sachs International	EUR	540,000	USD	634,580	20,805
12/12/2018	Goldman Sachs International	GBP	1,085,000	USD	1,427,092	37,566
12/13/2018	Barclays Bank PLC	AUD	498,000	USD	359,760	6,980
12/13/2018	Barclays Bank PLC	CNY	33,911,862	USD	4,941,259	87,789
12/13/2018	Barclays Bank PLC	MXN	4,093,000	USD	215,332	15,205
12/13/2018	Barclays Bank PLC	NZD	1,002,800	USD	657,157	2,628
12/13/2018	Deutsche Bank AG	AUD	1,504,462	USD	1,078,943	13,193
12/13/2018	Deutsche Bank AG	EUR	7,364,611	SEK	40,057,812	79,512
12/13/2018	Goldman Sachs International	CLP	51,500,000	USD	76,540	2,589
12/13/2018	Goldman Sachs International	EUR	1,752,912	USD	2,042,552	49,926
12/13/2018	Goldman Sachs International	KRW	8,415,813,862	USD	7,562,941	181,743
12/13/2018	Goldman Sachs International	MXN	1,500,000	USD	79,060	5,717
12/13/2018	Goldman Sachs International	USD	2,040,714	BRL	8,581,000	256,819
12/13/2018	J.P. Morgan Chase Bank, N.A.	CLP	69,900,000	USD	106,086	5,714
12/13/2018	J.P. Morgan Chase Bank, N.A.	EUR	2,441,333	USD	2,871,313	96,123
12/13/2018	J.P. Morgan Chase Bank, N.A.	TWD	22,633,755	USD	739,071	5,244
12/13/2018	Morgan Stanley & Co. LLC	MXN	2,739,000	USD	142,380	8,456
12/13/2018	Morgan Stanley & Co. LLC	NZD	265,000	USD	174,466	1,500
12/13/2018	Standard Charted Bank PLC	INR	44,613,906	USD	606,521	7,804
12/13/2018	Standard Charted Bank PLC	KRW	883,358,000	USD	787,751	12,991
12/13/2018	Standard Charted Bank PLC	TWD	118,528,431	USD	3,876,899	33,992
12/13/2018	State Street Bank & Trust Co.	EUR	263,812	USD	308,886	8,997
12/13/2018	State Street Bank & Trust Co.	INR	10,192,700	USD	138,459	1,674
12/13/2018	State Street Bank & Trust Co.	MXN	1,507,000	USD	78,280	4,595
12/13/2018	UBS AG	INR	37,199,594	USD	509,038	9,821
01/11/2019	Barclays Bank PLC	EUR	2,592,170	USD	3,004,133	48,385
01/11/2019	Barclays Bank PLC	MXN	5,584,000	USD	289,610	17,920
01/11/2019	Deutsche Bank AG	CNY	6,797,300	USD	980,109	9,063
01/11/2019	Goldman Sachs International	EUR	5,455,055	SEK	29,276,271	7,524
01/11/2019	Goldman Sachs International	EUR	310,000	USD	358,924	5,443
01/11/2019	Goldman Sachs International	GBP	537,000	USD	705,800	16,805
01/11/2019	Goldman Sachs International	TWD	54,449,009	USD	1,776,766	6,925
01/11/2019	Goldman Sachs International	USD	2,650,536	INR	198,493,307	2,083
01/18/2019	Goldman Sachs International	ZAR	1,070,000	USD	73,646	1,862
01/19/2019	Goldman Sachs International	EUR	64,210	GBP	60,906	33
01/23/2019	Goldman Sachs International	EUR	473,157	USD	544,310	4,181
01/23/2019	Goldman Sachs International	GBP	61,754	USD	80,000	716
Subtotal — Appreciation						2,789,534
11/09/2018	Barclays Bank PLC	USD	350,529	AUD	465,884	(20,611)
11/09/2018	Citibank, N.A.	USD	384,111	AUD	507,392	(24,799)
11/09/2018	J.P. Morgan Chase Bank, N.A.	USD	582,050	AUD	774,057	(33,897)
11/09/2018	J.P. Morgan Chase Bank, N.A.	USD	2,586	INR	191,000	(8)
11/09/2018	J.P. Morgan Chase Bank, N.A.	USD	115,608	KRW	130,683,000	(980)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

49                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/09/2018	J.P. Morgan Chase Bank, N.A.	USD	33,913	TWD	1,044,000	$(157)
11/09/2018	State Street Bank & Trust Co.	AUD	1,260,646	USD	891,972	(762)
11/09/2018	State Street Bank & Trust Co.	BRL	735,000	USD	189,915	(7,457)
11/09/2018	State Street Bank & Trust Co.	IDR	1,019,729,000	USD	66,478	(476)
11/09/2018	State Street Bank & Trust Co.	INR	22,459,000	USD	300,956	(2,204)
11/09/2018	State Street Bank & Trust Co.	JPY	107,602,161	USD	948,747	(5,217)
11/09/2018	State Street Bank & Trust Co.	USD	893,269	AUD	1,260,646	(535)
11/09/2018	State Street Bank & Trust Co.	USD	190,003	BRL	704,000	(956)
11/09/2018	State Street Bank & Trust Co.	USD	1,578,332	CAD	2,067,000	(7,788)
11/09/2018	State Street Bank & Trust Co.	USD	1,584,715	CHF	1,591,913	(3,078)
11/09/2018	State Street Bank & Trust Co.	USD	324,193	CNY	2,261,811	(27)
11/09/2018	State Street Bank & Trust Co.	USD	440,733	DKK	2,895,671	(795)
11/09/2018	State Street Bank & Trust Co.	USD	9,915,151	EUR	8,707,656	(47,676)
11/09/2018	State Street Bank & Trust Co.	USD	16,525,788	GBP	12,877,046	(62,584)
11/09/2018	State Street Bank & Trust Co.	USD	7,991	HUF	2,287,000	(6)
11/09/2018	State Street Bank & Trust Co.	USD	67,040	IDR	1,019,729,000	(86)
11/09/2018	State Street Bank & Trust Co.	USD	311,096	INR	23,028,000	(256)
11/09/2018	State Street Bank & Trust Co.	USD	955,581	JPY	107,602,161	(1,617)
11/09/2018	State Street Bank & Trust Co.	USD	2,208,966	KRW	2,514,841,404	(3,090)
11/09/2018	State Street Bank & Trust Co.	USD	83,514	MXN	1,674,000	(1,188)
11/09/2018	State Street Bank & Trust Co.	USD	705,658	NOK	5,932,071	(1,807)
11/09/2018	State Street Bank & Trust Co.	USD	55,852	ZAR	820,000	(334)
11/09/2018	State Street Bank & Trust Co.	ZAR	820,000	USD	55,345	(173)
11/13/2018	Barclays Bank PLC	BRL	471,000	USD	120,642	(5,790)
11/13/2018	Barclays Bank PLC	EUR	9,743,617	SEK	51,756,955	(22,612)
11/13/2018	Barclays Bank PLC	USD	430,388	CAD	562,225	(3,171)
11/13/2018	Barclays Bank PLC	USD	496,908	CNY	3,406,500	(8,734)
11/13/2018	Barclays Bank PLC	USD	5,493,098	INR	382,428,107	(334,911)
11/13/2018	Barclays Bank PLC	USD	406,743	JPY	45,185,826	(6,023)
11/13/2018	Barclays Bank PLC	USD	208,702	NZD	316,800	(1,993)
11/13/2018	Barclays Bank PLC	USD	426,344	TWD	13,026,512	(5,023)
11/13/2018	Citibank, N.A.	USD	1,761,840	AUD	2,481,755	(4,311)
11/13/2018	Citibank, N.A.	USD	397,367	NZD	603,566	(3,547)
11/13/2018	Deutsche Bank AG	JPY	82,925,000	USD	727,278	(8,124)
11/13/2018	Deutsche Bank AG	USD	256,124	AUD	353,907	(5,494)
11/13/2018	Deutsche Bank AG	USD	192,536	CAD	250,300	(2,340)
11/13/2018	Deutsche Bank AG	USD	1,702,536	CLP	1,098,731,293	(125,481)
11/13/2018	Goldman Sachs International	JPY	39,866,033	CHF	706,767	(2,220)
11/13/2018	Goldman Sachs International	SEK	5,720,907	EUR	1,051,319	(14,596)
11/13/2018	Goldman Sachs International	USD	373,401	AUD	521,351	(4,191)
11/13/2018	Goldman Sachs International	USD	793,329	CAD	1,037,744	(4,780)
11/13/2018	Goldman Sachs International	USD	80,845	CLP	55,900,000	(609)
11/13/2018	Goldman Sachs International	USD	360,004	CNY	2,466,900	(6,481)
11/13/2018	Goldman Sachs International	USD	695,545	JPY	77,075,550	(12,017)
11/13/2018	Goldman Sachs International	USD	3,226,589	MXN	61,244,499	(216,624)
11/13/2018	Goldman Sachs International	USD	108,441	NZD	163,000	(2,085)
11/13/2018	Goldman Sachs International	USD	384,785	TWD	11,743,652	(4,957)
11/13/2018	J.P. Morgan Chase Bank, N.A.	JPY	100,199,191	CHF	1,733,800	(35,157)
11/13/2018	J.P. Morgan Chase Bank, N.A.	USD	1,407,856	CAD	1,835,124	(13,402)
11/13/2018	J.P. Morgan Chase Bank, N.A.	USD	309,289	EUR	263,886	(10,162)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

50                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
11/13/2018	J.P. Morgan Chase Bank, N.A.	USD	607,331	JPY	67,778,740	$(6,250)
11/13/2018	J.P. Morgan Chase Bank, N.A.	USD	410,269	KRW	462,948,000	(4,236)
11/13/2018	J.P. Morgan Chase Bank, N.A.	USD	208,757	NZD	316,768	(2,069)
11/13/2018	Merrill Lynch International	JPY	69,786,711	CHF	1,213,752	(20,734)
11/13/2018	Merrill Lynch International	USD	358,495	CAD	465,694	(4,629)
11/13/2018	Morgan Stanley & Co. LLC	AUD	586,852	USD	415,400	(197)
11/13/2018	Morgan Stanley & Co. LLC	JPY	49,183,951	CHF	854,988	(13,848)
11/13/2018	Morgan Stanley & Co. LLC	USD	351,004	AUD	494,012	(1,155)
11/13/2018	Morgan Stanley & Co. LLC	USD	1,792,128	CAD	2,323,966	(26,219)
11/13/2018	Morgan Stanley & Co. LLC	USD	162,405	JPY	17,948,942	(3,228)
11/13/2018	Standard Charted Bank PLC	USD	19,831	NZD	30,066	(213)
11/13/2018	UBS AG	JPY	87,170,950	CHF	1,511,350	(29,747)
11/13/2018	UBS AG	USD	161,657	JPY	17,948,942	(2,481)
11/30/2018	Goldman Sachs International	USD	696,396	EUR	590,000	(26,716)
11/30/2018	Goldman Sachs International	USD	449,207	GBP	340,000	(14,129)
12/11/2018	State Street Bank & Trust Co.	AUD	940,646	USD	666,322	(10)
12/11/2018	State Street Bank & Trust Co.	CNY	2,261,811	USD	323,636	(117)
12/11/2018	State Street Bank & Trust Co.	GBP	8,909,046	USD	11,364,406	(44,373)
12/11/2018	State Street Bank & Trust Co.	HKD	16,918,732	USD	2,159,060	(1,306)
12/11/2018	State Street Bank & Trust Co.	HUF	2,287,000	USD	8,007	(1)
12/11/2018	State Street Bank & Trust Co.	JPY	31,506,161	USD	279,248	(871)
12/11/2018	State Street Bank & Trust Co.	KRW	1,628,910,643	USD	1,428,468	(99)
12/11/2018	State Street Bank & Trust Co.	NOK	5,305,071	USD	630,240	(177)
12/11/2018	State Street Bank & Trust Co.	SEK	4,831,647	USD	527,671	(2,257)
12/11/2018	State Street Bank & Trust Co.	SGD	259,518	USD	187,389	(138)
12/11/2018	State Street Bank & Trust Co.	THB	4,411,000	USD	132,936	(314)
12/13/2018	Barclays Bank PLC	SEK	8,870,944	EUR	1,671,604	(368)
12/13/2018	Barclays Bank PLC	USD	2,865,589	INR	207,729,407	(77,870)
12/13/2018	Citibank, N.A.	USD	143,506	EUR	123,533	(3,080)
12/13/2018	Citibank, N.A.	USD	314,834	MXN	6,013,000	(20,829)
12/13/2018	Deutsche Bank AG	BRL	926,000	USD	235,996	(11,938)
12/13/2018	Deutsche Bank AG	USD	138,124	CLP	95,367,687	(1,182)
12/13/2018	Deutsche Bank AG	USD	3,481,306	MXN	68,411,499	(136,332)
12/13/2018	Goldman Sachs International	BRL	531,000	USD	127,859	(14,314)
12/13/2018	Goldman Sachs International	USD	440,772	CNY	3,070,200	(1,365)
12/13/2018	Goldman Sachs International	USD	7,832,485	JPY	866,838,312	(123,678)
12/13/2018	J.P. Morgan Chase Bank, N.A.	USD	90,112	CAD	118,339	(132)
12/13/2018	J.P. Morgan Chase Bank, N.A.	USD	188,820	CLP	128,700,000	(4,015)
12/13/2018	J.P. Morgan Chase Bank, N.A.	USD	417,693	TWD	12,745,906	(4,448)
12/13/2018	Morgan Stanley & Co. LLC	USD	193,056	AUD	272,123	(286)
12/13/2018	Morgan Stanley & Co. LLC	USD	787,890	JPY	87,271,000	(11,788)
12/13/2018	Standard Charted Bank PLC	USD	348,453	CNY	2,400,900	(4,836)
12/13/2018	State Street Bank & Trust Co.	USD	208,677	AUD	289,000	(3,951)
12/13/2018	State Street Bank & Trust Co.	USD	189,601	EUR	160,000	(7,721)
12/13/2018	State Street Bank & Trust Co.	USD	97,378	NZD	147,000	(1,431)
01/11/2019	Deutsche Bank AG	AUD	17,461	USD	12,364	(10)
01/11/2019	Goldman Sachs International	NZD	473,067	USD	307,386	(1,500)
01/11/2019	Goldman Sachs International	USD	1,068,106	CLP	715,001,021	(40,843)
01/11/2019	J.P. Morgan Chase Bank, N.A.	TWD	41,081,758	USD	1,322,871	(12,474)
01/11/2019	Standard Charted Bank PLC	KRW	443,886,000	USD	388,997	(774)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

51                         Invesco Global Targeted Returns Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date	Counterparty	Contract to				Unrealized Appreciation (Depreciation)
			Deliver		Receive
01/11/2019	Standard Charted Bank PLC	USD	346,875	JPY	38,655,000	$(2,085)
01/18/2019	Goldman Sachs International	USD	28,931	EUR	25,000	(406)
01/18/2019	Goldman Sachs International	USD	18,267	GBP	14,000	(297)
01/23/2019	Goldman Sachs International	EUR	125,846	GBP	119,253	(109)
01/23/2019	Goldman Sachs International	USD	308,319	GBP	238,000	(2,759)
Subtotal — Depreciation						(1,789,734)
Total Forward Foreign Currency Contracts — Currency Risk						$999,800

Investment Abbreviations:

AUD	– Australian Dollar
BBSW	– Bank Bill Swap Rate
BRL	– Brazilian Real
CAD	– Canadian Dollar
CDOR	– Canadian Dealer Offered Rate
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
CPI	– Consumer Price Index
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
HICP	– Harmonised Index of Consumer Prices
HKD	– Hong Kong Dollar
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
LIBOR	– London Interbank Offered Rate
MXN	– Mexican New Peso
NOK	– Norwegian Krone
NSA	– Non-Seasonally Adjusted
NZD	– New Zealand Dollar
RPI	– Retail Price Index
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Bat
TIIE	– Interbank Equilibrium Interest Rate
TWD	– New Taiwan Dollar
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

52                         Invesco Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $67,970,022)	$62,907,443
Investments in affiliates, at value (Cost $31,547,364)	31,546,903
Other investments:
Swaps receivable — OTC	219,672
Unrealized appreciation on forward foreign currency contracts outstanding	2,789,534
Unrealized appreciation on swap agreements — OTC	1,629,706
Deposits with brokers:
Cash collateral — exchange-traded futures contracts	2,537,284
Cash collateral — centrally cleared swap agreements	2,450,673
Cash collateral — OTC Derivatives	2,660,000
Cash	148,121
Foreign currencies, at value (Cost $3,134,785)	3,102,502
Receivable for:
Investments sold	183,833
Fund shares sold	23,761
Dividends and interest	553,058
Fund expenses absorbed	347,683
Investment for trustee deferred compensation and retirement plans	10,421
Other assets	136,096
Total assets	111,246,690

Liabilities:
Other investments:
Options written, at value (premiums received $6,488,527)	5,200,425
Swaps payable — OTC	7,000
Variation margin payable — futures contracts	307,484
Variation margin payable — centrally cleared swap agreements	46,662
Unrealized depreciation on forward foreign currency contracts outstanding	1,789,734
Unrealized depreciation on swap agreements — OTC	2,459,404
Payable for:
Investments purchased	580,968
Fund shares reacquired	189,077
Accrued foreign taxes	2,346
Accrued fees to affiliates	33,563
Accrued trustees’ and officers’ fees and benefits	1,765
Accrued other operating expenses	494,251
Trustee deferred compensation and retirement plans	10,421
Total liabilities	11,123,100
Net assets applicable to shares outstanding	$100,123,590

Net assets consist of:
Shares of beneficial interest	$107,401,929
Distributable earnings	(7,278,339)
$100,123,590

Net Assets:
Class A	$11,415,873
Class C	$7,350,922
Class R	$20,315
Class Y	$70,487,891
Class R5	$9,707
Class R6	$10,838,882

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,184,604
Class C	783,869
Class R	2,126
Class Y	7,264,611
Class R5	1,000
Class R6	1,117,418
Class A:
Net asset value per share	$9.64
Maximum offering price per share
(Net asset value of $9.64 ÷ 94.50%)	$10.20
Class C:
Net asset value and offering price per share	$9.38
Class R:
Net asset value and offering price per share	$9.56
Class Y:
Net asset value and offering price per share	$9.70
Class R5:
Net asset value and offering price per share	$9.71
Class R6:
Net asset value and offering price per share	$9.70

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

53                         Invesco Global Targeted Returns Fund

Consolidated Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $122,610)	$1,536,515
Dividends from affiliated underlying funds	555,444
Interest (net of foreign withholding taxes of $2,937)	1,444,581
Total investment income	3,536,540

Expenses:
Advisory fees	1,461,340
Administrative services fees	50,000
Custodian fees	248,076
Distribution fees:
Class A	39,502
Class C	95,464
Class R	131
Transfer agent fees — A, C, R and Y	112,066
Transfer agent fees — R6	322
Trustees’ and officers’ fees and benefits	21,904
Registration and filing fees	85,555
Licensing Fees	142,119
Reports to shareholders	28,366
Professional services fees	157,827
Pricing fees	895,841
Other	26,751
Total expenses	3,365,264
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,706,530)
Net expenses	1,658,734
Net investment income	1,877,806

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $3,254)	(13,527,200)
Foreign currencies	(208,580)
Forward foreign currency contracts	(165,767)
Futures contracts	(1,290,408)
Option contracts written	11,596,125
Swap agreements	(2,292,201)
(5,888,031)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $2,346)	(5,110,411)
Foreign currencies	(36,806)
Forward foreign currency contracts	1,752,570
Futures contracts	3,768,252
Option contracts written	(285,513)
Swap agreements	(193,795)
(105,703)
Net realized and unrealized gain (loss)	(5,993,734)
Net increase (decrease) in net assets resulting from operations	$(4,115,928)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

54                         Invesco Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,877,806	$2,485,856
Net realized gain (loss)	(5,888,031)	(4,483,613)
Change in net unrealized appreciation (depreciation)	(105,703)	4,018,356
Net increase (decrease) in net assets resulting from operations	(4,115,928)	2,020,599

Distributions to shareholders from distributable earnings(1):
Class A	—	(1,060,560)
Class C	—	(586,742)
Class R	—	(715)
Class Y	—	(7,106,144)
Class R5	—	(2,838)
Class R6	—	(465)
Total distributions from distributable earnings	—	(8,757,464)

Return of capital:
Class A	—	(11,454)
Class C	—	(3,524)
Class R	—	(7)
Class Y	—	(87,296)
Class R5	—	(35)
Class R6	—	(6)
Total return of capital	—	(102,322)

Share transactions–net:
Class A	(7,472,627)	(9,083,175)
Class C	(4,529,099)	(3,618,751)
Class R	(4,720)	10,007
Class Y	(34,676,616)	(61,768,547)
Class R5	—	(51,152)
Class R6	2,569,725	8,592,340
Net increase (decrease) in net assets resulting from share transactions	(44,113,337)	(65,919,278)
Net increase (decrease) in net assets	(48,229,265)	(72,758,465)

Net assets:
Beginning of year	148,352,855	221,111,320
End of year	$100,123,590	$148,352,855

(1)

For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions from net investment income were $302,695, $93,125, $177, $2,306,952, $921 and $151 and distributions from net realized gains were $757,865, $493,617, $538, $4,799,192, $1,917 and $314 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Consolidated Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to

55                         Invesco Global Targeted Returns Fund

invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

56                         Invesco Global Targeted Returns Fund

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation - Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

57                         Invesco Global Targeted Returns Fund

J.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity, commodity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

N.

Call Options Purchased and Written — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the

58                         Invesco Global Targeted Returns Fund

owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Consolidated Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency, commodity or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the

59                         Invesco Global Targeted Returns Fund

reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

R.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

60                         Invesco Global Targeted Returns Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $1,594,142 and reimbursed class level expenses of $14,384, $8,691, $24, $88,765, $0 and $322 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $875 in front-end sales commissions from the sale of Class A shares and $9,606 and $182 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

61                         Invesco Global Targeted Returns Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$17,061,328	$13,564,681	$—	$30,626,009
Non-U.S. Dollar Denominated Bonds & Notes	—	12,963,921	—	12,963,921
U.S. Dollar Denominated Bonds & Notes	—	10,600,045	—	10,600,045
U.S. Treasury Securities	—	722,796	—	722,796
Preferred Stocks	38,160	9,860	—	48,020
Money Market Funds	31,546,903	—	—	31,546,903
Options Purchased	—	7,946,652	—	7,946,652
Total Investments in Securities	48,646,391	45,807,955	—	94,454,346
Other Investments — Assets*
Forward Foreign Currency Contracts	—	2,789,534	—	2,789,534
Futures Contracts	2,133,759	—	—	2,133,759
Swap Agreements	—	3,599,480	—	3,599,480
	2,133,759	6,389,014	—	8,522,773
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(1,789,734)	—	(1,789,734)
Futures Contracts	(204,583)	—	—	(204,583)
Options Written	—	(5,200,425)	—	(5,200,425)
Swap Agreements	—	(4,742,628)	—	(4,742,628)
	(204,583)	(11,732,787)	—	(11,937,370)
Total Other Investments	1,929,176	(5,343,773)	—	(3,414,597)
Total Investments	$50,575,567	$40,464,182	$—	$91,039,749

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

62                         Invesco Global Targeted Returns Fund

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

	Value
Derivative Assets	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts —Exchange-Traded(a)	$—	$—	$—	$2,121,573	$12,186	$2,133,759
Unrealized appreciation on swap agreements — Centrally Cleared(a)	—	60,235	—	—	1,909,539	1,969,774
Unrealized appreciation on swap agreements — OTC	344,433	10	—	959,193	326,070	1,629,706
Options purchased, at value — OTC(b)	—	—	991,659	4,418,674	2,536,319	7,946,652
Unrealized appreciation on forward foreign currency contracts outstanding	—	—	2,789,534	—	—	2,789,534
Total Derivative Assets	344,433	60,245	3,781,193	7,499,440	4,784,114	16,469,425
Derivatives not subject to master netting agreements	—	(60,235)	—	(2,121,573)	(1,921,725)	(4,103,533)
Total Derivative Assets subject to master netting agreements	$344,433	$10	$3,781,193	$5,377,867	$2,862,389	$12,365,892

	Value
Derivative Liabilities	Commodity Risk	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$—	$(194,262)	$(10,321)	$(204,583)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	—	—	—	—	(2,283,224)	(2,283,224)
Unrealized depreciation on swap agreements — OTC	(146,312)	—	—	(2,103,472)	(209,620)	(2,459,404)
Options written, at value — OTC	—	—	(70,603)	(4,834,515)	(295,307)	(5,200,425)
Unrealized depreciation on forward foreign currency contracts outstanding	—	—	(1,789,734)	—	—	(1,789,734)
Total Derivative Liabilities	(146,312)	—	(1,860,337)	(7,132,249)	(2,798,472)	(11,937,370)
Derivatives not subject to master netting agreements	—	—	—	194,262	2,293,545	2,487,807
Total Derivative Liabilities subject to master netting agreements	$(146,312)	$—	$(1,860,337)	$(6,937,987)	$(504,927)	$(9,449,563)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Consolidated Statement of Assets and Liabilities.
(b)	Options purchased, at value as reported in the Consolidated Schedule of Investments.

63                         Invesco Global Targeted Returns Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Value of Derivatives	Collateral (Received)/Pledged		Net Amount(a)
	Forward Foreign Currency Contracts	Options Purchased	Swap Agreements	Total Assets	Forward Foreign Currency Contracts	Options Written	Swap Agreements	Total Liabilities
Counterparty										Non-Cash	Cash
Fund
Bank of America, N.A.	$—	$1,497,463	$—	$1,497,463	$—	$(253,777)	$—	$(253,777)	$1,243,686	$—	$(920,000)	$323,686
Barclays Bank PLC	300,136	560,273	—	860,409	(487,106)	(208,230)	—	(695,336)	165,073	—	(130,000)	35,073
BNP Paribas S.A.	—	13,993	28,926	42,919	—	(4,724)	(41,122)	(45,846)	(2,927)	—	—	(2,927)
Citibank, N.A.	9,145	1,294,987	35,514	1,339,646	(56,566)	(80,645)	(73,336)	(210,547)	1,129,099	—	(1,090,000)	39,099
Deutsche Bank AG	536,740	661	—	537,401	(290,901)	(18,453)	—	(309,354)	228,047	—	—	228,047
Goldman Sachs International	862,564	793,470	74,752	1,730,786	(494,676)	(793,048)	(199,746)	(1,487,470)	243,316	—	(243,316)	—
J.P. Morgan Chase Bank, N.A.	250,698	914,399	411,772	1,576,869	(127,387)	(438,718)	(402,378)	(968,483)	608,386	—	(320,000)	288,386
Merrill Lynch International	4,007	—	—	4,007	(25,363)	—	—	(25,363)	(21,356)	—	—	(21,356)
Morgan Stanley & Co. LLC	85,287	130,452	—	215,739	(56,721)	(70,864)	—	(127,585)	88,154	—	(88,154)	—
Morgan Stanley Capital Services LLC	—	134,238	—	134,238	—	—	—	—	134,238	—	—	134,238
Royal Bank of Scotland Securities Inc.	3,800	—	—	3,800	—	—	—	—	3,800	—	—	3,800
Societe Generale	—	1,290,201	251,699	1,541,900	—	(1,352,774)	(351,818)	(1,704,592)	(162,692)	—	162,692	—
Standard Charted Bank PLC	64,302	—	—	64,302	(7,908)	—	—	(7,908)	56,394	—	—	56,394
State Street Bank & Trust Co.	618,058	—	—	618,058	(180,483)	—	—	(180,483)	437,575	—	(430,000)	7,575
UBS AG	9,821	1,316,515	362,505	1,688,841	(32,228)	(1,979,192)	(1,028,260)	(3,039,680)	(1,350,839)	—	1,350,839	—
Subtotal — Fund	2,744,558	7,946,652	1,165,168	11,856,378	(1,759,339)	(5,200,425)	(2,096,660)	(9,056,424)	2,799,954	—	(1,707,939)	1,092,015

Subsidiary
Barclays Bank PLC	—	—	267,367	267,367	—	—	(2,712)	(2,712)	264,655	—	(264,655)	—
BNP Paribas S.A.	—	—	18,529	18,529	—	—	(3,831)	(3,831)	14,698	—	—	14,698
Goldman Sachs International	—	—	32,739	32,739	—	—	(195,748)	(195,748)	(163,009)	—	163,009	—
Macquarie Bank Ltd.	—	—	325,904	325,904	—	—	(142,481)	(142,481)	183,423	—	—	183,423
Morgan Stanley Capital Services LLC	—	—	39,671	39,671	—	—	(24,972)	(24,972)	14,699	—	—	14,699
State Street Bank & Trust Co.	44,976	—	—	44,976	(30,395)	—	—	(30,395)	14,581	—	—	14,581
Subtotal — Subsidiary	$44,976	$—	$684,210	$729,186	$(30,395)	$—	$(369,744)	$(400,139)	$329,047	$—	$(101,646)	$227,401
Total	$2,789,534	$7,946,652	$1,849,378	$12,585,564	$(1,789,734)	$(5,200,425)	$(2,466,404)	$(9,456,563)	$3,129,001	$—	$(1,809,585)	$1,319,416

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Commodity Risk	Location of Gain (Loss) on Consolidated Statement of Operations				Total
		Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk
Realized Gain (Loss):
Forward foreign currency contracts	$—	$—	$(165,767)	$—	$—	$(165,767)
Futures contracts	—	—	—	(1,256,836)	(33,572)	(1,290,408)
Options purchased(a)	—	—	(3,035,163)	(13,954,063)	(11,214)	(17,000,440)
Options written	—	—	1,662,433	9,871,404	62,288	11,596,125
Swap agreements	(975,347)	312,627	—	(475,170)	(1,154,311)	(2,292,201)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	—	1,752,570	—	—	1,752,570
Futures contracts	—	—	—	3,506,841	261,411	3,768,252
Options purchased(a)	—	—	1,891,173	2,970,334	(609,763)	4,251,744
Options written	—	—	(390,698)	29,439	75,746	(285,513)
Swap agreements	220,360	423,093	—	(640,545)	(196,703)	(193,795)
Total	$(754,987)	$735,720	$1,714,548	$51,404	$(1,606,118)	$140,567

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

64                         Invesco Global Targeted Returns Fund

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions(a)	Swap Agreements
Average notional value	$289,166,012	$72,724,762	$147,283,032	$87,937,026	$83,694,944	$67,969,140	$709,706,743
Average contracts	—	—	4,655	1,764	—	—	—

(a)	Summarizes the five month average notional value of swaptions outstanding during the period.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $202.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$—	$4,586,711
Return of capital	—	102,322
Long-term capital gain	—	4,170,753
Total distributions	$—	$8,859,786

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$1,222,121
Net unrealized appreciation (depreciation) — investments	(6,120,011)
Net unrealized appreciation (depreciation) — foreign currencies	(54,866)
Temporary book/tax differences	(9,252)
Capital loss carryforward	(2,316,331)
Shares of beneficial interest	107,401,929
Total net assets	$100,123,590

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to derivative investments, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

65                         Invesco Global Targeted Returns Fund

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$2,316,331	$2,316,331

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $50,458,022 and $88,288,164, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $3,952,352 and $4,369,751, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$17,933,339
Aggregate unrealized (depreciation) of investments	(24,053,350)
Net unrealized appreciation (depreciation) of investments	$(6,120,011)

Cost of investments for tax purposes is $97,159,760.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, net operating losses and income from swap agreements, on October 31, 2018, undistributed net investment income was decreased by $1,404,602, undistributed net realized gain (loss) was increased by $3,587,038 and shares of beneficial interest was decreased by $2,182,436. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	242,971	$2,411,704	432,607	$4,320,006
Class C	20,964	203,906	170,628	1,667,723
Class R	168	1,650	981	9,707
Class Y	2,738,953	27,496,036	5,299,391	52,987,480
Class R6	347,964	3,462,293	869,493	8,703,963

Issued as reinvestment of dividends:
Class A	—	—	109,618	1,068,780
Class C	—	—	60,540	582,399
Class R	—	—	31	300
Class Y	—	—	736,278	7,193,440
Class R5	—	—	246	2,402

Reacquired:
Class A	(994,972)	(9,884,331)	(1,444,640)	(14,471,961)
Class C	(488,145)	(4,733,005)	(601,188)	(5,868,873)
Class R	(661)	(6,370)	—	—
Class Y	(6,237,453)	(62,172,652)	(12,178,368)	(121,949,467)
Class R5	—	—	(5,347)	(53,554)
Class R6	(89,972)	(892,568)	(11,067)	(111,623)
Net increase (decrease) in share activity	(4,460,183)	$(44,113,337)	(6,560,797)	$(65,919,278)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 74% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 11% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

66                         Invesco Global Targeted Returns Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$10.00	$0.13	$(0.49)	$(0.36)	$—	$—	$—	$—	$9.64	(3.60)%	$11,416	1.40	%(d)	2.69	%(d)	1.26	%(d)	67%
Year ended 10/31/17	10.32	0.12	0.00	0.12	(0.12)	(0.01)	(0.31)	(0.44)	10.00	1.32	19,360	1.29		2.16		1.24		121
Year ended 10/31/16	10.33	0.05	0.14	0.19	(0.06)	—	(0.14)	(0.20)	10.32	1.90	29,309	1.31	(e)	2.35		0.51		23
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	—	(0.10)	(0.16)	10.33	0.49	23,688	1.33	(e)	2.38		0.05		79
Year ended 10/31/14(f)	10.00	(0.02)	0.46	0.44	—	—	—	—	10.44	4.40	13,504	1.29	(e)(g)	3.16	(g)	(0.18	)(g)	20
Class C
Year ended 10/31/18	9.80	0.05	(0.47)	(0.42)	—	—	—	—	9.38	(4.29)	7,351	2.15	(d)	3.44	(d)	0.51	(d)	67
Year ended 10/31/17	10.13	0.05	(0.01)	0.04	(0.06)	(0.00)	(0.31)	(0.37)	9.80	0.52	12,263	2.04		2.91		0.49		121
Year ended 10/31/16	10.19	(0.02)	0.14	0.12	(0.04)	—	(0.14)	(0.18)	10.13	1.17	16,428	2.06	(e)	3.10		(0.24)		23
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	—	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08	(e)	3.13		(0.70)		79
Year ended 10/31/14(f)	10.00	(0.08)	0.45	0.37	—	—	—	—	10.37	3.70	444	2.04	(e)(g)	3.91	(g)	(0.93	)(g)	20
Class R
Year ended 10/31/18	9.94	0.10	(0.48)	(0.38)	—	—	—	—	9.56	(3.82)	20	1.65	(d)	2.94	(d)	1.01	(d)	67
Year ended 10/31/17	10.27	0.10	(0.01)	0.09	(0.10)	(0.01)	(0.31)	(0.42)	9.94	0.99	26	1.54		2.41		0.99		121
Year ended 10/31/16	10.29	0.03	0.14	0.17	(0.05)	—	(0.14)	(0.19)	10.27	1.65	17	1.56	(e)	2.60		0.26		23
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	—	(0.10)	(0.15)	10.29	0.27	10	1.58	(e)	2.63		(0.20)		79
Year ended 10/31/14(f)	10.00	(0.04)	0.46	0.42	—	—	—	—	10.42	4.20	10	1.54	(e)(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	—	—	—	—	9.70	(3.39)	70,488	1.15	(d)	2.44	(d)	1.51	(d)	67
Year ended 10/31/17	10.37	0.15	(0.01)	0.14	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.48	108,068	1.04		1.91		1.49		121
Year ended 10/31/16	10.37	0.08	0.15	0.23	(0.09)	—	(0.14)	(0.23)	10.37	2.24	175,284	1.06	(e)	2.10		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.72	97,703	1.08	(e)	2.13		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	16,352	1.04	(e)(g)	2.91	(g)	0.07	(g)	20
Class R5
Year ended 10/31/18	10.05	0.15	(0.49)	(0.34)	—	—	—	—	9.71	(3.38)	10	1.15	(d)	2.35	(d)	1.51	(d)	67
Year ended 10/31/17	10.37	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.05	1.58	10	1.04		1.87		1.49		121
Year ended 10/31/16	10.38	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.37	2.15	63	1.06	(e)	2.09		0.76		23
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	—	(0.10)	(0.16)	10.38	0.82	62	1.08	(e)	2.07		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	2,724	1.04	(e)(g)	2.87	(g)	0.07	(g)	20
Class R6
Year ended 10/31/18	10.04	0.15	(0.49)	(0.34)	—	—	—	—	9.70	(3.39)	10,839	1.15	(d)	2.35	(d)	1.51	(d)	67
Year ended 10/31/17	10.36	0.15	0.00	0.15	(0.15)	(0.01)	(0.31)	(0.47)	10.04	1.59	8,626	1.04		1.81		1.49		121
Year ended 10/31/16	10.37	0.08	0.14	0.22	(0.09)	—	(0.14)	(0.23)	10.36	2.14	10	1.06	(e)	2.00		0.76		23
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	—	(0.10)	(0.16)	10.37	0.73	8,063	1.08	(e)	2.07		0.30		79
Year ended 10/31/14(f)	10.00	0.01	0.45	0.46	—	—	—	—	10.46	4.60	9,298	1.04	(e)(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $15,801, $9,546, $26, $97,505, $10 and $9,961 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44%, 0.44% and 0.50% for the years ended October 31, 2016 and 2015 and the period ended October 31, 2014.

(f)	Commencement date of December 19, 2013.
(g)	Annualized.

67                         Invesco Global Targeted Returns Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Global Targeted Returns Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Global Targeted Returns Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

68                         Invesco Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$973.70	$6.96	$1,018.15	$7.12	1.40%
C	1,000.00	970.00	10.68	1,014.37	10.92	2.15
R	1,000.00	972.50	8.20	1,016.89	8.39	1.65
Y	1,000.00	974.90	5.72	1,019.41	5.85	1.15
R5	1,000.00	974.90	5.72	1,019.41	5.85	1.15
R6	1,000.00	974.90	5.72	1,019.41	5.85	1.15

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

69                         Invesco Global Targeted Returns Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Targeted Return Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Board noted that the Fund’s equity exposure relative to its peers detracted from Fund performance. The Board further noted that the Fund’s Lipper classification is highly diverse and therefore relative rankings may provide limited insight into the portfolio manager’s investment skill. The Board also noted that the Fund had recently transitioned from investing primarily in underlying funds in a fund-of-funds structure to investing primarily in direct investments in a sleeved structure. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

70                         Invesco Global Targeted Returns Fund

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

71                         Invesco Global Targeted Returns Fund

Tax Information

Form 1099-DIV, Form 1042–S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.46%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

72                         Invesco Global Targeted Returns Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Global Targeted Returns Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Targeted Returns Fund

Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GTR-AR-1	12262018	1159

Annual Report to Shareholders	October 31, 2018

Invesco Greater China Fund
Nasdaq:
A: AACFX ∎ C: CACFX ∎ Y: AMCYX ∎ R5: IACFX ∎ R6: CACSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in

February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Greater China Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Greater China Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Greater China Fund (the Fund), at net asset value (NAV), outperformed the MSCI Golden Dragon Index, the Fund’s broad market/style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	-12.71%
Class C Shares*	-13.36
Class Y Shares*	-12.48
Class R5 Shares*	-12.38
Class R6 Shares*	-12.36
MSCI Golden Dragon Index▼ (Broad Market/ Style-Specific Index)	-13.67
Lipper China Region Funds Index⬛ (Peer Group Index)	-13.38
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc. *Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities, and Greater Chinese equities were not immune to broad market trends. The fiscal year began with China’s equity market rising on continued earnings upgrades and ongoing investment inflow. China’s economic growth accelerated for the first time in seven years thanks to strong growth in consumption and improving exports. Hong Kong and Taiwanese equities benefited from a spillover of positive sentiment from Chinese equities.

    Greater Chinese equities experienced heightened volatility entering into 2018 over concerns about the trajectory of US monetary policy and rising US trade protectionism. Domestic conditions, on the other hand, remained stable, even though growth moderated as a result of the government’s efforts in deleveraging.

    At the end of the fiscal year, ongoing concerns about trade tensions, fear of weakness spreading from other emerging markets, and slower economic growth continued to weigh on Greater China equities. The Chinese government adopted more accommodative macroeconomic policies, such as reserve requirement ratio cuts and tax reductions, to help stabilize the economic outlook. On a sector basis, energy was the best-performing sector during the fiscal year on the back of rising oil prices. Less economically sensitive sectors, such as utilities, proved resilient too. In Hong Kong, sentiment remained weak given the negative spillover from China, while Taiwan equities showed resiliency, supported by robust economic growth and a solid trade balance.

    For the fiscal year, stock selection and sector allocation had a positive impact on the Fund’s performance relative to the broad market/style-specific index. The Fund’s relative outperformance was driven by stock selection in and an overweight allocation to the positive-performing health care sector. In particular, Shangdong Weigao Group Medical Polymer, a medical devices research, development and production company, was a notable contributor to the Fund’s relative performance during the fiscal year.

    Overweight exposure to and stock selection in the consumer staples sector also supported Fund results relative to the broad market/style-specific index during the fiscal year. Taiwan-based convenience store operator President Chain Store was a top contributor within the sector.

    Fund holdings in the materials sector outperformed those of the broad market/ style-specific index during the fiscal year and contributed to relative Fund returns. An overweight allocation to the sector added to relative performance as well. Asia Cement China Holdings was a key contributor in this sector for the fiscal year.

    In contrast, the Fund’s holdings in the information technology (IT) sector underperformed those of the broad market/style-specific benchmark and detracted from relative performance during the fiscal year. Hon Hai Precision Industry (better known as Foxconn), a Taiwan-based multinational electronics contract manufacturing company that is a key Apple (not a Fund holding) supplier, was the leading detractor from the Fund’s relative performance. Foxconn shares have been under pressure due to ongoing concerns over the trade tension between the US and China, but it reported strong September revenue and a higher fourth-quarter outlook, which could help support its share price. Largan Precision, a Taiwan-listed supplier of camera lens modules for various devices, was another key detractor from the Fund’s relative performance within this sector.

    An underweight allocation to the financials sector and having no exposure

Portfolio Composition
By sector % of total net assets

Consumer Discretionary	26.4%
Information Technology	18.9
Communication Services	13.9
Consumer Staples	12.2
Health Care	9.2
Materials	7.8
Industrials	7.4
Utilities	3.1
Money Market Funds Plus Other Assets Less Liabilities	1.1

Top 10 Equity Holdings*
% of total net assets

1. Alibaba Group Holding Ltd.-ADR	9.5%
2. Taiwan Semiconductor Manufacturing Co., Ltd.	4.6
3. China Mobile Ltd.	4.4
4. President Chain Store Corp.	4.0
5. Tencent Holdings Ltd.	3.9
6. Hon Hai Precision Industry Co., Ltd.	3.9
7. Shandong Weigao Group Medical Polymer Co. Ltd. -Class H	3.8
8. Sun Art Retail Group Ltd.	3.2
9. Hengan International Group Co. Ltd.	3.0
10. Sinopharm Group Co. Ltd. -Class H	2.9

Total Net Assets	$78.2 million

Total Number of Holdings*	51

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Greater China Fund

to the energy sector hampered the Fund’s performance relative to the broad market/ style-specific index during the fiscal year.

    Stock selection in the utilities sector detracted from the Fund’s absolute performance as well as the Fund’s relative performance versus the broad market/ style-specific index during the fiscal year. This was mainly due to the Fund’s holdings in Beijing Enterprises Holdings and natural gas company Towngas China.

    Our investment strategy remains purely focused on bottom-up stock opportunities that we believe add the most value to the Fund. We adopt a selective approach, favoring companies with sustainable leadership and competitive advantages. This has led to the Fund having meaningful exposure in consumer-related sectors. We believe the Fund’s holdings are well positioned to gain from structural opportunities in China’s consumer sector.

    At the close of the fiscal year, we believed all three markets within Greater China should remain on a solid path, benefiting from resilient consumption. In China, we viewed domestic consumption as becoming an increasingly important economic growth driver, with steady expansion thanks to rising income and accumulated wealth. We believe stronger consumption growth in China’s lower-tier cities could become a notable theme. In our view, these trends could spur further innovation in the consumer and IT sectors and help build up a dynamic ecosystem that promotes creativity. In Hong Kong and Taiwan, private consumption growth was strong during the fiscal year and we believe that a robust labor market and healthy wage growth will continue to support it.

    Thank you for your continued investment in Invesco Greater China Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Mike Shiao
Portfolio Manager and Chief Investment Officer of Invesco’s Greater China Equities Team, is manager of Invesco
Greater China Fund. He joined Invesco in 2002. Mr. Shiao earned a bachelor’s degree from National Chung Hsing University, Taiwan and an MS in finance from Drexel University.

5                          Invesco Greater China Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Greater China Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	8.13%
10 Years	10.11
5 Years	4.29
1 Year	-17.51

Class C Shares
Inception (3/31/06)	7.80%
10 Years	9.91
5 Years	4.69
1 Year	-14.22

Class Y Shares
Inception (10/3/08)	8.72%
10 Years	11.01
5 Years	5.74
1 Year	-12.48

Class R5 Shares
Inception (3/31/06)	9.11%
10 Years	11.25
5 Years	5.94
1 Year	-12.38

Class R6 Shares
10 Years	10.80%
5 Years	5.61
1 Year	-12.36

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y,

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	9.26%
10 Years	8.79
5 Years	7.47
1 Year	-3.32

Class C Shares
Inception (3/31/06)	8.93%
10 Years	8.59
5 Years	7.88
1 Year	0.49

Class Y Shares
10 Years	9.68%
5 Years	8.96
1 Year	2.54

Class R5 Shares
Inception (3/31/06)	10.26%
10 Years	9.94
5 Years	9.18
1 Year	2.72

Class R6 Shares
10 Years	9.48%
5 Years	8.82
1 Year	2.67

Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class R5 and Class R6 shares was 1.93%, 2.68%, 1.68%, 1.50% and 1.47%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                          Invesco Greater China Fund

Invesco Greater China Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

in settlement procedures, and lack of timely information.
∎	Foreign government debt risk. Invest- ments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic o taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significant- ly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

8	Invesco Greater China Fund

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Participation notes risk. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market they seek to replicate, and, in addition, subject the Fund to the credit-worthiness of the bank or broker-dealer that issued the participation notes.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	Unique economic and political risks of investing in Greater China. Investments in companies located or operating in Greater China involve risks not associated with investments in Western nations, such as nationalization, expropriation, or confiscation of property; difficulty in obtaining and/or enforcing judgments; alteration or discontinuation of economic reforms; military conflicts, either internal or with other countries; inflation, currency fluctuations and fluctuations in inflation and interest rates that may have negative effects on the economy and securities markets of Greater China; and Greater China’s dependency on the economies of other Asian countries, many of which are developing countries. Events in any one country within Greater China may impact the other countries in the region or Greater China as a whole. Certain securities issued by companies located or operating in Greater China, such as China A- shares, are subject to trading restrictions, quota limitations and less market liquidity. Additionally, developing countries, such as those in Greater China, may subject the Fund’s investments to a number of tax rules, and the application of many of those rules may be uncertain. Moreover, China has implemented a number of tax reforms in recent years, and may amend or revise its existing tax laws and/or procedures in the future, possibly with retroactive effect. Changes inapplicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after-tax profits of companies in China in which the Fund invests. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund.

About indexes used in this report

∎	The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-residents.
∎	The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                          Invesco Greater China Fund

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–98.88%(b)
Apparel Retail–2.25%
Pou Sheng International (Holdings) Ltd. (Hong Kong)	9,261,000	$1,762,812

Auto Parts & Equipment–4.31%
Hu Lane Associate Inc. (Taiwan)	257,000	652,159
HUAYU Automotive Systems Co., Ltd.–Class A	394,204	989,034
Minth Group Ltd.	532,000	1,732,641
		3,373,834

Automobile Manufacturers–0.36%
Jiangling Motors Corp. Ltd.-Class B	311,100	279,286

Commodity Chemicals–4.17%
Formosa Chemicals & Fibre Corp. (Taiwan)	457,000	1,644,045
Formosa Plastics Corp. (Taiwan)	499,000	1,618,784
		3,262,829

Construction Materials–1.48%
Asia Cement China Holdings Corp.	1,343,500	1,157,567

Electrical Components & Equipment–1.22%
Voltronic Power Technology Corp. (Taiwan)	59,150	954,834

Electronic Components–3.28%
Chin-Poon Industrial Co., Ltd. (Taiwan)	647,000	717,702
Largan Precision Co., Ltd. (Taiwan)	17,000	1,845,853
		2,563,555

Electronic Equipment & Instruments–0.63%
Flytech Technology Co., Ltd. (Taiwan)	220,000	491,505

Electronic Manufacturing Services–3.94%
FIH Mobile Ltd.(c)	877,000	81,966
Hon Hai Precision Industry Co., Ltd. (Taiwan)	1,172,000	2,996,524
		3,078,490

Food Retail–3.99%
President Chain Store Corp. (Taiwan)	276,000	3,119,907

Footwear–1.13%
Stella International Holdings Ltd. (Hong Kong)	886,000	886,909

Gas Utilities–3.05%
ENN Energy Holdings Ltd.	102,000	869,573
Towngas China Co. Ltd.	2,082,000	1,513,323
		2,382,896

Health Care Distributors–2.86%
Sinopharm Group Co. Ltd.–Class H	462,400	2,239,994

Health Care Equipment–2.26%
Microport Scientific Corp.	1,476,000	1,768,566

	Shares	Value
Health Care Supplies–3.78%
Shandong Weigao Group Medical Polymer Co. Ltd.–Class H	3,308,000	$2,957,055

Hotels, Resorts & Cruise Lines–1.90%
China International Travel Service Corp. Ltd.–Class A	90,100	700,665
Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	381,578	783,055
		1,483,720

Household Appliances–0.34%
Hangzhou Robam Appliances Co. Ltd.–Class A	89,490	269,467

Hypermarkets & Super Centers–3.21%
Sun Art Retail Group Ltd. (Hong Kong)	2,288,500	2,508,418

Industrial Conglomerates–1.28%
CK Hutchison Holdings Ltd. (Hong Kong)	100,000	1,004,705

Industrial Machinery–1.17%
CIMC Enric Holdings Ltd.	1,190,000	918,338

Interactive Home Entertainment–0.97%
Changyou.com Ltd.–ADR	56,500	755,970

Interactive Media & Services–7.69%
Autohome Inc.–ADR	11,200	810,656
Tencent Holdings Ltd.	89,800	3,043,776
YY Inc.–ADR(c)	33,800	2,159,820
		6,014,252

Internet & Direct Marketing Retail–12.39%
Alibaba Group Holding Ltd.–ADR(c)	51,536	7,332,542
Ctrip.com International, Ltd.–ADR(c)	33,886	1,127,726
PChome Online Inc. (Taiwan)(c)	268,305	1,231,528
		9,691,796

Leisure Products–1.09%
Goodbaby International Holdings Ltd.	2,750,000	855,486

Marine Ports & Services–1.17%
Qingdao Port International Co., Ltd.–Class H(c)(d)	1,562,000	916,252

Packaged Foods & Meats–2.07%
Qinqin Foodstuffs Group (Cayman) Co. Ltd.(c)	55,600	15,527
Uni-President China Holdings Ltd.	1,654,000	1,600,966
		1,616,493

Personal Products–2.95%
Hengan International Group Co. Ltd.	289,500	2,303,551

Pharmaceuticals–0.28%
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd.–Class H	477,000	218,976

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Greater China Fund

	Shares	Value
Research & Consulting Services–2.58%
Centre Testing International Group Co. Ltd.–Class A	2,244,795	$2,021,733

Restaurants–2.63%
Ajisen (China) Holdings Ltd. (Hong Kong)	3,195,000	1,067,451
Cafe de Coral Holdings Ltd. (Hong Kong)	332,000	720,787
Xiabuxiabu Catering Management China Holdings Co. Ltd.(d)	217,000	270,218
		2,058,456

Semiconductor Equipment–1.99%
ASM Pacific Technology Ltd. (Hong Kong)	179,500	1,554,693

Semiconductors–7.01%
MediaTek Inc. (Taiwan)	261,000	1,935,511
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	477,000	3,543,935
		5,479,446

Steel–2.11%
Baoshan Iron & Steel Co., Ltd.–Class A	1,506,409	1,652,404

Technology Hardware, Storage & Peripherals–2.08%
Asustek Computer Inc. (Taiwan)	221,000	1,628,881

	Shares	Value
Wireless Telecommunication Services–5.26%
China Mobile Ltd.	362,500	$3,388,347
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	521,500	723,534
		4,111,881
Total Common Stocks & Other Equity Interests (Cost $83,254,280)		77,344,957

Money Market Funds–0.21%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(e)	58,963	58,963
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(e)	42,108	42,116
Invesco Treasury Portfolio–Institutional Class, 2.09%(e)	67,386	67,386
Total Money Market Funds (Cost $168,465)		168,465
TOTAL INVESTMENTS IN SECURITIES–99.09% (Cost $83,422,745)		77,513,422
OTHER ASSETS LESS LIABILITIES–0.91%		710,434
NET ASSETS–100.00%		$78,223,856

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $1,186,470, which represented 1.52% of the Fund’s Net Assets.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Greater China Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $83,254,280)	$77,344,957
Investments in affiliated money market funds, at value and cost	168,465
Foreign currencies, at value	99,782
Receivable for:
Dividends	12,217
Fund shares sold	780,681
Investment for trustee deferred compensation and retirement plans	51,775
Total assets	78,457,877

Liabilities:
Payable for:
Fund shares reacquired	62,080
Accrued fees to affiliates	60,087
Accrued trustees’ and officers’ fees and benefits	1,732
Accrued other operating expenses	52,609
Trustee deferred compensation and retirement plans	57,513
Total liabilities	234,021
Net assets applicable to shares outstanding	$78,223,856

Net assets consist of:
Shares of beneficial interest	$71,381,438
Distributable earnings	6,842,418
$78,223,856

Net Assets:
Class A	$59,614,556
Class C	$10,155,332
Class Y	$7,800,955
Class R5	$24,504
Class R6	$628,509

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,335,789
Class C	411,977
Class Y	305,098
Class R5	958
Class R6	24,580
Class A:
Net asset value per share	$25.52
Maximum offering price per share
(Net asset value of $25.52 ÷ 94.50%)	$27.01
Class C:
Net asset value and offering price per share	$24.65
Class Y:
Net asset value and offering price per share	$25.57
Class R5:
Net asset value and offering price per share	$25.58
Class R6:
Net asset value and offering price per share	$25.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Greater China Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $303,019)	$2,836,407
Dividends from affiliated money market funds	16,409
Total investment income	2,852,816

Expenses:
Advisory fees	907,678
Administrative services fees	50,000
Custodian fees	76,003
Distribution fees:
Class A	181,737
Class B	1,709
Class C	128,347
Transfer agent fees — A, B, C and Y	235,008
Transfer agent fees — R5	57
Transfer agent fees — R6	614
Trustees’ and officers’ fees and benefits	21,737
Registration and filing fees	82,535
Reports to shareholders	25,573
Professional services fees	82,623
Other	19,290
Total expenses	1,812,911
Less: Fees waived and expense offset arrangement (s)	(7,109)
Net expenses	1,805,802
Net investment income	1,047,014

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	12,374,262
Foreign currencies	(32,966)
12,341,296
Change in net unrealized appreciation (depreciation) of:
Investment securities	(25,170,612)
Foreign currencies	172
(25,170,440)
Net realized and unrealized gain (loss)	(12,829,144)
Net increase (decrease) in net assets resulting from operations	$(11,782,130)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Greater China Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,047,014	$86,056
Net realized gain	12,341,296	3,508,172
Change in net unrealized appreciation (depreciation)	(25,170,440)	18,738,674
Net increase (decrease) in net assets resulting from operations	(11,782,130)	22,332,902

Distributions to shareholders from distributable earnings(1):
Class A	(385,286)	(354,279)
Class B	—	—
Class C	—	—
Class Y	(84,412)	(45,730)
Class R5	(635)	(619)
Class R6	(996)	—
Total distributions from distributable earnings	(471,329)	(400,628)

Share transactions–net:
Class A	(688,606)	1,136,916
Class B	(834,194)	(720,092)
Class C	(1,704,943)	(1,792,194)
Class Y	(2,576,711)	4,144,381
Class R5	(43,420)	243
Class R6	673,801	104,144
Net increase (decrease) change in net assets resulting from share transactions	(5,174,073)	2,873,398
Net increase (decrease) in net assets	(17,427,532)	24,805,672

Net assets:
Beginning of year	95,651,388	70,845,716
End of year	$78,223,856	$95,651,388

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

14                         Invesco Greater China Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

15                         Invesco Greater China Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

16                         Invesco Greater China Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 3.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $1,508.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales

17                         Invesco Greater China Fund

charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $31,808 in front-end sales commissions from the sale of Class A shares and $35 and $1,881 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$27,030,079	$50,314,878	$—	$77,344,957
Money Market Funds	168,465	—	—	168,465
Total Investments	$27,198,544	$50,314,878	$—	$77,513,422

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,601.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Greater China Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$471,329	$400,628

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$4,137,874
Undistributed long-term gain	8,666,968
Net unrealized appreciation (depreciation) — investments	(5,909,374)
Net unrealized appreciation — foreign currencies	147
Temporary book/tax differences	(53,197)
Shares of beneficial interest	71,381,438
Total net assets	$78,223,856

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $43,294,073 and $48,520,316, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,216,820
Aggregate unrealized (depreciation) of investments	(16,126,194)
Net unrealized appreciation (depreciation) of investments	$(5,909,374)

Cost of investments for tax purposes is $83,422,796.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2018, undistributed net investment income was decreased by $32,966 and undistributed net realized gain was increased by $32,966. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

19                         Invesco Greater China Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	537,510	$16,196,961	569,913	$14,502,235
Class B(b)	—	—	1,033	23,318
Class C	52,637	1,540,837	45,152	1,130,270
Class Y	157,028	4,532,706	346,947	8,827,823
Class R6	35,950	1,119,985	3,633	104,144

Issued as reinvestment of dividends:
Class A	12,961	372,496	15,781	339,129
Class Y	2,244	64,471	1,898	40,746
Class R5	15	444	20	432
Class R6	31	881	—	—

Conversion of Class B shares to Class A shares:(c)
Class A	22,686	734,786	21,353	537,044
Class B	(23,444)	(734,786)	(21,965)	(537,044)

Reacquired:
Class A	(613,067)	(17,992,849)	(592,344)	(14,241,492)
Class B(b)	(3,360)	(99,408)	(8,760)	(206,366)
Class C	(112,428)	(3,245,780)	(125,409)	(2,922,464)
Class Y	(242,905)	(7,173,888)	(194,454)	(4,724,188)
Class R5	(1,492)	(43,864)	(8)	(189)
Class R6	(15,034)	(447,065)	—	—
Net increase (decrease) in share activity	(190,668)	$(5,174,073)	62,790	$2,873,398

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco Greater China Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$29.40	$0.34 (d)	$(4.06	)(e)	$(3.72)	$(0.16)	$25.52	(12.71	)%(e)	$59,615	1.79	%(f)	1.80	%(f)	1.15	%(d)(f)	45%
Year ended 10/31/17	22.23	0.05	7.27		7.32	(0.15)	29.40	33.19		69,843	1.93		1.93		0.22		56
Year ended 10/31/16	21.10	0.15	1.20		1.35	(0.22)	22.23	6.51		52,479	1.93		1.93		0.74		52
Year ended 10/31/15	19.93	0.18	1.08		1.26	(0.09)	21.10	6.36		53,087	1.88		1.88		0.85		130
Year ended 10/31/14	20.31	(0.03)	(0.13)		(0.16)	(0.22)	19.93	(0.87)		62,957	1.85		1.85		(0.15)		124
Class B
Year ended 10/31/18(g)	28.50	0.03	2.99	(e)	3.02	—	31.52	10.60	(e)	—	2.54	(f)(h)	2.55	(f)(h)	0.40	(f)(h)	45
Year ended 10/31/17	21.56	(0.13)	7.07		6.94	—	28.50	32.19		764	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.43	(0.00)	1.16		1.16	(0.03)	21.56	5.72		1,218	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.35	0.02	1.06		1.08	—	20.43	5.58		2,600	2.63		2.63		0.10		130
Year ended 10/31/14	19.71	(0.18)	(0.14)		(0.32)	(0.04)	19.35	(1.61)		5,303	2.60		2.60		(0.90)		124
Class C
Year ended 10/31/18	28.45	0.11 (d)	(3.91	)(e)	(3.80)	—	24.65	(13.36	)(e)	10,155	2.54	(f)	2.55	(f)	0.40	(d)(f)	45
Year ended 10/31/17	21.52	(0.13)	7.06		6.93	—	28.45	32.20		13,422	2.68		2.68		(0.53)		56
Year ended 10/31/16	20.39	(0.00)	1.16		1.16	(0.03)	21.52	5.73		11,879	2.68		2.68		(0.01)		52
Year ended 10/31/15	19.32	0.02	1.05		1.07	—	20.39	5.54		13,922	2.63		2.63		0.10		130
Year ended 10/31/14	19.68	(0.18)	(0.14)		(0.32)	(0.04)	19.32	(1.62)		15,978	2.60		2.60		(0.90)		124
Class Y
Year ended 10/31/18	29.44	0.42 (d)	(4.07	)(e)	(3.65)	(0.22)	25.57	(12.48	)(e)	7,801	1.54	(f)	1.55	(f)	1.40	(d)(f)	45
Year ended 10/31/17	22.26	0.12	7.27		7.39	(0.21)	29.44	33.53		11,444	1.68		1.68		0.47		56
Year ended 10/31/16	21.14	0.21	1.19		1.40	(0.28)	22.26	6.77		5,216	1.68		1.68		0.99		52
Year ended 10/31/15	19.98	0.23	1.08		1.31	(0.15)	21.14	6.62		3,449	1.63		1.63		1.10		130
Year ended 10/31/14	20.36	0.02	(0.13)		(0.11)	(0.27)	19.98	(0.62)		4,494	1.60		1.60		0.10		124
Class R5
Year ended 10/31/18	29.46	0.46 (d)	(4.08	)(e)	(3.62)	(0.26)	25.58	(12.38	)(e)	25	1.40	(f)	1.40	(f)	1.54	(d)(f)	45
Year ended 10/31/17	22.28	0.16	7.28		7.44	(0.26)	29.46	33.80		72	1.50		1.50		0.65		56
Year ended 10/31/16	21.17	0.25	1.19		1.44	(0.33)	22.28	7.00		54	1.45		1.45		1.22		52
Year ended 10/31/15	20.01	0.28	1.08		1.36	(0.20)	21.17	6.88		75	1.41		1.41		1.32		130
Year ended 10/31/14	20.38	0.06	(0.14)		(0.08)	(0.29)	20.01	(0.46)		104	1.39		1.39		0.31		124
Class R6
Year ended 10/31/18	29.45	0.46 (d)	(4.07	)(e)	(3.61)	(0.27)	25.57	(12.36	)(e)	629	1.40	(f)	1.40	(f)	1.54	(d)(f)	45
Year ended 10/31/17(i)	23.28	0.25	5.92		6.17	—	29.45	26.50		107	1.47	(h)	1.47	(h)	0.68	(h)	56

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during the year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.18 and 0.60%, $(0.05) and (0.15)%, $0.26 and 0.85%, 0.30 and 0.99% and $0.30 and 0.99% for Class A, Class C, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Includes litigation proceeds received during the year. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) per share would have been $(4.16), $3.00, $(4.01), $(4.17), $(4.18) and $(4.17) for Class A, Class B, Class C, Class Y, Class R5, and Class R6 shares, respectively. Total returns would have been lower.

(f)	Ratios are based on average daily net assets (000’s omitted) of $72,686, $718, $12,835, $10,699, $58, and $628 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(h)	Annualized.
(i)	Commencement date of April 4, 2017 for Class R6 shares.

21                         Invesco Greater China Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Greater China Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Greater China Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$872.20	$8.35	$1,016.28	$9.00	1.77%
C	1,000.00	868.90	11.87	1,012.50	12.78	2.52
Y	1,000.00	873.30	7.18	1,017.54	7.73	1.52
R5	1,000.00	873.60	6.52	1,018.25	7.02	1.38
R6	1,000.00	873.90	6.52	1,018.25	7.02	1.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Greater China Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Greater China Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Hong Kong Limited currently manages assets of the Fund.

The Board noted that the Fund was renamed reflecting broader China region exposure on June 15, 2015. The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper China Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and five year periods and the first quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period, above the performance of the Index for the three year period, and reasonably comparable to the performance of the Index for the five year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for

24                         Invesco Greater China Fund

funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco

Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Greater China Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	6.68%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0997	per share
Foreign Source Income	$1.0323	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Greater China Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Greater China Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Greater China Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	CHI-AR-1	12262018	1357

Annual Report to Shareholders	October 31, 2018

Invesco Health Care Fund
Nasdaq:
A: GGHCX ∎ C: GTHCX ∎ Y: GGHYX ∎ Investor: GTHIX ∎ R6: GGHSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Health Care Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Health Care Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Health Care Fund (the Fund), underperformed the MSCI World Health Care Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.03%
Class C Shares	6.24
Class Y Shares	7.32
Investor Class Shares	7.03
Class R6 Shares	7.37
MSCI World Index▼ (Broad Market Index)	1.16
MSCI World Health Care Index▼ (Style-Specific Index)	8.07
Lipper Global Health/Biotechnology Funds Index⬛ (Peer Group Index)	7.53
Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

    At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed – first by concerns about accelerated US Federal Reserve (the Fed)

tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

    Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

    At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms, but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

    In this environment, the MSCI World Index, the Fund’s broad market index, returned 1.16% and health care stocks, as represented by the MSCI World Health Care Index, the Fund’s style-specific index, returned 8.07% for the fiscal year.

    Relative to the style-specific index, stock selection in the health care providers and services industry was the largest contributor to the Fund’s return for the fiscal year. The Fund’s stock selection in the biotechnology and health care technology industries, as well as stock selection in and overweight allocation to the life science tools and services industry, also aided relative performance.

    A top contributor to the Fund’s relative performance for the fiscal year was UnitedHealth Group. UnitedHealth is the dominant health systems company in the US with a differentiated business model that is compelling to its customers and far ahead of its competitors. The company delivered solid earnings per share that exceeded consensus expectations and raised its guidance for future earnings.

    Pharmaceutical company Sarepta Therapeutics was also a significant contributor to the Fund’s relative performance during the fiscal year. The company announced positive data for its gene therapy treatment for Duchenne Muscular Dystrophy, a life-threatening illness affecting young boys.

Portfolio Composition
By sector	% of total net assets

Health Care	95.3%
Consumer Staples	0.4
Money Market Funds Plus Other Assets Less Liabilities	4.3

Top 10 Equity Holdings*
% of total net assets

1.	UnitedHealth Group Inc.	4.8%
2.	Johnson & Johnson	4.5
3.	Thermo Fisher Scientific, Inc.	4.3
4.	Medtronic PLC	4.1
5.	AstraZeneca PLC	3.9
6.	Eli Lilly and Co.	3.4
7.	Merck & Co., Inc.	3.3
8.	Zimmer Biomet Holdings, Inc.	3.1
9.	Sanofi-ADR	2.8
10.	BioMarin Pharmaceutical Inc.	2.6

Total Net Assets	$1.4 billion

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Health Care Fund

Security selection in the pharmaceutical industry was the primary driver of the Fund’s underperformance relative to the style-specific index during the fiscal year. The Fund’s stock selection in the health care equipment and supplies industry also detracted from its relative returns.

During the fiscal year, the largest detractor from the Fund’s relative performance was Clovis Oncology. The company disappointed investors as optimism decreased regarding the company’s key drug, Rubraca. Another key detractor from relative performance was Dentsply Sirona. The dental equipment maker underperformed after delivering lower-than-expected synergies in several key segments and experiencing a series of leadership changes. We exited our position in the company before the close of the fiscal year. Bayer also detracted from the Fund’s relative performance as it was hit hard following the announcement of a $289 million lawsuit verdict against Monsanto (not a Fund holding), a company that Bayer recently acquired.

We believe health care should benefit from several secular trends, including improved innovation, favorable M&A environment, aging populations in developed countries, higher per capita spending on health care in emerging markets and increased access to health care globally. Given this backdrop, we continued to emphasize investments in companies that could benefit from some or many of these themes. From a market capitalization perspective, the Fund maintained overweight exposure to mid-cap and small-cap companies at the close of the fiscal year. The Fund’s largest industry exposures were in biotechnology and managed care at the close of the fiscal year.

As always, thank you for your continued investment in Invesco Health Care Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Henry Wu Portfolio Manager, is manager of Invesco Global Health Care Fund. He joined Invesco in 2014. Mr. Wu earned a BS degree, with honors, in biological sciences and an MS degree in engineering-economic systems and operations research from Stanford University. He also earned an MBA from Harvard University.

Effective November 9, 2018, after the close of the fiscal year, Derek Taner left the management team.

5                          Invesco Health Care Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Health Care Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.35%
10 Years	11.37
5 Years	6.45
1 Year	1.15

Class C Shares
Inception (3/1/99)	7.85%
10 Years	11.17
5 Years	6.86
1 Year	5.28

Class Y Shares
Inception (10/3/08)	10.72%
10 Years	12.29
5 Years	7.93
1 Year	7.32

Investor Class Shares
Inception (7/15/05)	8.24%
10 Years	12.01
5 Years	7.66
1 Year	7.03

Class R6 Shares
10 Years	12.06%
5 Years	7.77
1 Year	7.37

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Investor Class and Class R6 shares was

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.69%
10 Years	10.39
5 Years	8.63
1 Year	5.37

Class C Shares
Inception (3/1/99)	8.32%
10 Years	10.19
5 Years	9.04
1 Year	9.64

Class Y Shares
10 Years	11.29%
5 Years	10.14
1 Year	11.78

Investor Class Shares
Inception (7/15/05)	8.95%
10 Years	11.01
5 Years	9.85
1 Year	11.48

Class R6 Shares
10 Years	11.07%
5 Years	9.96
1 Year	11.83

1.12%, 1.87%, 0.87%, 1.12% and 0.80%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares, Investor Class shares and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7                          Invesco Health Care Fund

Invesco Global Health Care Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares and Investor Class shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares availale for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Convertible securities risk. The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.
∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.

8	Invesco Health Care Fund

∎	Health care sector risk. The Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care sector. The health care sector is subject to significant government regulations, increases or decreases in the cost of medical products and services, and competitive forces that could negatively impact a health care company’s profitability. The health care sector may also be affected by government health care programs.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Global Health/ Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Health Care Fund

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–95.72%
Biotechnology–20.33%
ACADIA Pharmaceuticals Inc.(b)	347,241	$6,764,255
Alexion Pharmaceuticals, Inc.(b)	227,193	25,461,519
Amarin Corp, PLC–ADR (Ireland)	403,082	8,396,198
Amicus Therapeutics, Inc.(b)	440,071	4,919,994
Array BioPharma Inc.(b)	788,549	12,774,494
Ascendis Pharma A/S–ADR (Denmark)(b)	104,103	6,692,782
Avrobio, Inc.(b)	103,816	3,120,709
BioCryst Pharmaceuticals, Inc.(b)	639,339	4,679,961
Biogen Inc.(b)	106,364	32,363,374
BioMarin Pharmaceutical Inc.(b)	284,970	26,265,685
bluebird Bio, Inc.(b)	58,211	6,676,802
Celgene Corp.(b)	227,179	16,266,016
Clovis Oncology Inc.(b)	234,518	2,727,444
DBV Technologies S.A.–ADR (France)(b)	578,614	10,669,642
Exact Sciences Corp.(b)	229,234	16,287,076
Heron Therapeutics, Inc.(b)	209,431	5,813,805
Incyte Corp.(b)	220,921	14,320,099
Loxo Oncology, Inc.(b)	40,962	6,253,259
Neurocrine Biosciences, Inc.(b)	101,800	10,907,870
REGENXBIO Inc.(b)	100,622	6,708,469
Rocket Pharmaceuticals, Inc.(b)	317,861	5,034,918
Rubius Therapeutics, Inc.(b)	275,076	4,519,499
Sarepta Therapeutics, Inc.(b)	76,875	10,282,800
Vertex Pharmaceuticals Inc.(b)	160,932	27,271,537
		275,178,207

Drug Retail–0.41%
Raia Drogasil S.A. (Brazil)	331,578	5,606,934

Health Care Equipment–17.43%
Abbott Laboratories(b)	446,542	30,784,606
Baxter International Inc.	275,653	17,231,069
Boston Scientific Corp.(b)	831,578	30,053,229
Edwards Lifesciences Corp.(b)	97,380	14,373,288
Koninklijke Philips N.V. (Netherlands)	549,002	20,470,555
Medtronic PLC	585,317	52,573,173
Olympus Corp. (Japan)	356,600	11,865,173
Wright Medical Group N.V.(b)	787,696	21,252,038
Zimmer Biomet Holdings, Inc.	327,847	37,240,141
		235,843,272

Health Care Facilities–1.62%
HCA Healthcare, Inc.	164,633	21,983,444

Health Care Supplies–0.74%
Align Technology, Inc.(b)	45,256	10,010,627

Health Care Technology–0.97%
HMS Holdings Corp.(b)	215,816	6,219,817
Inspire Medical Systems, Inc.(b)	172,063	6,896,285
		13,116,102

	Shares	Value
Life Sciences Tools & Services–6.75%
Agilent Technologies, Inc.	110,427	$7,154,565
Eurofins Scientific S.E. (Luxembourg)	25,957	13,124,252
Illumina, Inc.(b)	50,010	15,560,611
Thermo Fisher Scientific, Inc.	237,483	55,487,903
		91,327,331

Managed Health Care–14.89%
Anthem, Inc.	110,623	30,484,380
Centene Corp.(b)	203,348	26,500,311
Cigna Corp.	113,530	24,273,849
Hapvida Participacoes e Investimentos S.A. (Brazil)(b)(c)	1,026,700	7,057,097
HealthEquity, Inc.(b)	77,279	7,094,212
Humana Inc.	107,718	34,513,925
Notre Dame Intermedica Participacoes S.A. (Brazil)(b)	1,026,461	6,622,418
UnitedHealth Group Inc.	248,448	64,931,885
		201,478,077

Pharmaceuticals–32.58%
Aclaris Therapeutics, Inc.(b)	391,396	4,653,698
Aerie Pharmaceuticals, Inc.(b)	125,574	6,678,025
Allergan PLC	73,566	11,624,164
AstraZeneca PLC–ADR (United Kingdom)	1,196,873	46,414,735
Bristol-Myers Squibb Co.	251,391	12,705,301
Elanco Animal Health Inc.	200,845	6,121,756
Eli Lilly and Co.	414,341	44,931,138
Indivior PLC (United Kingdom)(b)	2,065,447	4,972,544
Jazz Pharmaceuticals PLC(b)	65,531	10,407,633
Johnson & Johnson	420,518	58,868,315
Merck & Co., Inc.	561,618	41,340,701
Nippon Shinyaku Co., Ltd. (Japan)	199,000	11,436,329
Novartis AG–ADR (Switzerland)	688,804	60,242,798
Novo Nordisk A/S–Class B (Denmark)	483,201	20,869,229
Odonate Therapeutics, Inc.(b)	280,651	4,069,439
Pfizer Inc.	616,358	26,540,375
Roche Holding AG (Switzerland)	86,253	20,929,131
Sanofi–ADR (France)	787,572	35,220,220
Supernus Pharmaceuticals Inc.(b)	127,837	6,079,928
Zogenix, Inc.(b)	164,347	6,863,131
		440,968,590
Total Common Stocks & Other Equity Interests (Cost $902,468,727)		1,295,512,584

Preferred Stocks–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, Pfd.(Acquired 03/26/2001; Cost $2,000,001)(c)(d)(e)	2,439,026	2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Health Care Fund

	Shares	Value
Money Market Funds–4.39%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(f)	20,756,712	$20,756,712
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(f)	14,982,228	14,985,225
Invesco Treasury Portfolio–Institutional Class, 2.09%(f)	23,721,957	23,721,957
Total Money Market Funds (Cost $59,462,114)		59,463,894
TOTAL INVESTMENTS IN SECURITIES–100.11% (Cost $963,930,842)		1,354,976,480
OTHER ASSETS LESS LIABILITIES–(0.11)%		(1,527,435)
NET ASSETS–100.00%		$1,353,449,045

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of the security at October 31, 2018 represented less than 1% of the Fund’s Net Assets.

(d)	Security is considered venture capital. See Note 1K.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Health Care Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $904,468,728)	$1,295,512,586
Investments in affiliated money market funds, at value and (Cost $59,462,114)	59,463,894
Cash	11,923,493
Foreign currencies, at value (Cost $5,120,611)	5,120,616
Receivable for:
Dividends	1,589,742
Fund shares sold	248,545
Investment for trustee deferred compensation and retirement plans	253,065
Other assets	37,259
Total assets	1,374,149,200

Liabilities:
Payable for:
Investments purchased	18,453,475
Fund shares reacquired	1,120,106
Accrued fees to affiliates	679,209
Accrued trustees’ and officers’ fees and benefits	2,980
Accrued other operating expenses	111,586
Trustee deferred compensation and retirement plans	332,799
Total liabilities	20,700,155
Net assets applicable to shares outstanding	$1,353,449,045

Net assets consist of:
Shares of beneficial interest	$858,617,768
Distributable earnings	494,831,277
$1,353,449,045

Net Assets:
Class A	$687,513,343
Class C	$45,895,405
Class Y	$36,930,015
Investor Class	$583,068,983
Class R6	$41,299

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	18,142,861
Class C	1,751,817
Class Y	955,064
Investor Class	15,383,955
Class R6	1,067
Class A:
Net asset value per share	$37.89
Maximum offering price per share
(Net asset value of $37.89 ÷ 94.50%)	$40.10
Class C:
Net asset value and offering price per share	$26.20
Class Y:
Net asset value and offering price per share	$38.67
Investor Class:
Net asset value and offering price per share	$37.90
Class R6:
Net asset value and offering price per share	$38.71

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Health Care Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $774,485)	$13,323,074
Dividends from affiliated money market funds	797,116
Total investment income	14,120,190

Expenses:
Advisory fees	8,620,247
Administrative services fees	337,766
Custodian fees	89,107
Distribution fees:
Class A	1,750,793
Class B	4,559
Class C	507,743
Investor Class	1,474,438
Transfer agent fees — A, B, C, Y and Investor	2,118,654
Transfer agent fees — R6	33
Trustees’ and officers’ fees and benefits	41,567
Registration and filing fees	102,274
Reports to shareholders	142,452
Professional services fees	108,363
Other	40,323
Total expenses	15,338,319
Less: Fees waived and expense offset arrangement(s)	(86,549)
Net expenses	15,251,770
Net investment income (loss)	(1,131,580)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	107,840,381
Foreign currencies	40,168
107,880,549
Change in net unrealized appreciation (depreciation) of:
Investment securities	(13,843,598)
Foreign currencies	27,061
(13,816,537)
Net realized and unrealized gain	94,064,012
Net increase in net assets resulting from operations	$92,932,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Health Care Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(1,131,580)	$(2,102,543)
Net realized gain	107,880,549	91,355,823
Change in net unrealized appreciation (depreciation)	(13,816,537)	141,437,481
Net increase in net assets resulting from operations	92,932,432	230,690,761

Distributions to shareholders from distributable earnings(1):
Class A	(45,906,721)	(17,431,100)
Class B	(174,565)	(135,902)
Class C	(4,951,203)	(1,930,498)
Class Y	(2,282,309)	(626,191)
Investor Class	(38,238,241)	(13,616,687)
Class R6	(872)	—
Total distributions from distributable earnings	(91,553,911)	(33,740,378)

Share transactions–net:
Class A	(36,463,447)	(105,311,767)
Class B	(2,032,988)	(3,051,588)
Class C	(8,958,431)	(17,796,792)
Class Y	1,002,253	9,660,440
Investor Class	(14,702,435)	(49,623,544)
Class R6	25,083	13,272
Net increase (decrease) in net assets resulting from share transactions	(61,129,965)	(166,109,979)
Net increase (decrease) in net assets	(59,751,444)	30,840,404

Net assets:
Beginning of year	1,413,200,489	1,382,360,085
End of year	$1,353,449,045	$1,413,200,489

(1)

For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions from net investment income were $1,607,275, $118,323 and $1,255,558 for Class A, Class Y and Investor Class, respectively, and distributions from net realized gains were $15,823,825, $135,902, $1,930,498, $507,868 and $12,361,129 for Class A, Class B, Class C, Class Y and Investor Class, respectively.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Health Care Fund, formerly Invesco Global Health Care Fund, (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

14                         Invesco Health Care Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

15                         Invesco Health Care Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

16                         Invesco Health Care Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.63%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 2.00%, 2.75%, 1.75%, 2.00% and 1.75% of average daily net assets (the “expense limits”), respectively. Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $54,601.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Investor Class shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority

17                         Invesco Health Care Fund

(“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plan are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $58,809 in front-end sales commissions from the sale of Class A shares and $427 and $1,792 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the year ended October 31, 2018, the Fund incurred $13,359 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$1,230,412,722	$65,099,862	$—	$1,295,512,584
Preferred Stocks	—	—	2	2
Money Market Funds	59,463,894	—	—	59,463,894
Total Investments	$1,289,876,616	$65,099,862	$2	$1,354,976,480

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $31,948.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Health Care Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$—	$2,952,595
Long-term capital gain	91,553,911	30,787,783
Total distributions	$91,553,911	$33,740,378

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$3,998,146
Undistributed long-term gain	100,132,408
Net unrealized appreciation — investments	391,030,973
Net unrealized appreciation (depreciation) — foreign currencies	(17,409)
Temporary book/tax differences	(312,841)
Shares of beneficial interest	858,617,768
Total net assets	$1,353,449,045

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $471,624,954 and $640,742,887, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$439,374,202
Aggregate unrealized (depreciation) of investments	(48,343,229)
Net unrealized appreciation of investments	$391,030,973

Cost of investments for tax purposes is $963,945,507.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on October 31, 2018, undistributed net investment income (loss) was increased by $3,164,907 and undistributed net realized gain was decreased by $3,164,907. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

19                         Invesco Health Care Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	761,451	$28,428,914	1,046,320	$37,489,570
Class B(b)	494	13,144	6,634	167,650
Class C	169,045	4,411,958	310,753	8,133,539
Class Y	378,223	14,462,686	640,928	23,573,301
Investor Class	186,846	6,906,616	183,690	6,634,297
Class R6(c)	828	29,709	357	13,272

Issued as reinvestment of dividends:
Class A	1,203,273	42,764,338	512,170	16,973,305
Class B(b)	6,763	166,983	5,664	135,083
Class C	191,734	4,743,503	79,740	1,904,968
Class Y	52,405	1,896,535	16,752	563,212
Investor Class	1,022,012	36,332,522	396,403	13,140,754
Class R6	5	199	—	—

Conversion of Class B shares to Class A shares:(d)
Class A	49,944	1,906,378	66,739	2,401,525
Class B	(72,114)	(1,906,378)	(92,917)	(2,401,525)

Reacquired:
Class A	(2,971,042)	(109,563,077)	(4,546,739)	(162,176,167)
Class B(b)	(11,915)	(306,737)	(37,363)	(952,796)
Class C	(702,791)	(18,113,892)	(1,086,586)	(27,835,299)
Class Y	(409,319)	(15,356,968)	(397,427)	(14,476,073)
Investor Class	(1,566,799)	(57,941,573)	(1,944,467)	(69,398,595)
Class R6	(123)	(4,825)	—	—
Net increase (decrease) in share activity	(1,711,080)	$(61,129,965)	(4,839,349)	$(166,109,979)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

20                         Invesco Health Care Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$37.84	$(0.02)	$2.52	$2.50	$—	$(2.45)	$(2.45)	$37.89	7.03%	$687,513	1.09	%(d)	1.09	%(d)	(0.06	)%(d)	36%
Year ended 10/31/17	32.93	(0.05)	5.77	5.72	(0.07)	(0.74)	(0.81)	37.84	17.73	722,643	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.70	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.93	(12.87)	725,053	1.09		1.09		0.23		21
Year ended 10/31/15	47.08	0.02	1.53	1.55	—	(4.93)	(4.93)	43.70	3.56	981,963	1.04		1.05		0.04		47
Year ended 10/31/14	40.38	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.08	27.20	906,858	1.07		1.08		0.04		24
Class B
Year ended 10/31/18(e)	27.06	(0.05)	1.93	1.88	—	(2.45)	(2.45)	26.49	7.60	—	1.84	(d)(g)	1.84	(d)(g)	(0.81	)(d)(g)	36
Year ended 10/31/17	23.87	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.06	16.87	2,077	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.51	(0.14)	(3.74)	(3.88)	—	(5.76)	(5.76)	23.87	(13.52)	4,649	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.50	(0.25)	1.19	0.94	—	(4.93)	(4.93)	33.51	2.76	11,262	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.06	(0.24)	8.13	7.89	—	(3.45)	(3.45)	37.50	26.26	14,239	1.82		1.83		(0.71)		24
Class C
Year ended 10/31/18	27.10	(0.21)	1.76	1.55	—	(2.45)	(2.45)	26.20	6.24	45,895	1.84	(d)	1.84	(d)	(0.81	)(d)	36
Year ended 10/31/17	23.91	(0.22)	4.15	3.93	—	(0.74)	(0.74)	27.10	16.84	56,741	1.87		1.87		(0.87)		36
Year ended 10/31/16	33.56	(0.14)	(3.75)	(3.89)	—	(5.76)	(5.76)	23.91	(13.53)	66,699	1.84		1.84		(0.52)		21
Year ended 10/31/15	37.54	(0.25)	1.20	0.95	—	(4.93)	(4.93)	33.56	2.78	107,976	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.09	(0.24)	8.14	7.90	—	(3.45)	(3.45)	37.54	26.26	81,439	1.82		1.83		(0.71)		24
Class Y
Year ended 10/31/18	38.47	0.07	2.58	2.65	—	(2.45)	(2.45)	38.67	7.32	36,930	0.84	(d)	0.84	(d)	0.19	(d)	36
Year ended 10/31/17	33.48	0.05	5.85	5.90	(0.17)	(0.74)	(0.91)	38.47	18.01	35,924	0.87		0.87		0.13		36
Year ended 10/31/16	44.24	0.17	(5.17)	(5.00)	—	(5.76)	(5.76)	33.48	(12.67)	22,548	0.84		0.84		0.48		21
Year ended 10/31/15	47.51	0.14	1.53	1.67	(0.01)	(4.93)	(4.94)	44.24	3.82	39,443	0.79		0.80		0.29		47
Year ended 10/31/14	40.71	0.13	10.22	10.35	(0.10)	(3.45)	(3.55)	47.51	27.52	31,016	0.82		0.83		0.29		24
Investor Class
Year ended 10/31/18	37.85	(0.02)	2.52	2.50	—	(2.45)	(2.45)	37.90	7.03	583,069	1.09	(d)	1.09	(d)	(0.06	)(d)	36
Year ended 10/31/17	32.94	(0.04)	5.76	5.72	(0.07)	(0.74)	(0.81)	37.85	17.72	595,801	1.12		1.12		(0.12)		36
Year ended 10/31/16	43.71	0.08	(5.09)	(5.01)	—	(5.76)	(5.76)	32.94	(12.87)	563,411	1.09		1.09		0.23		21
Year ended 10/31/15	47.09	0.02	1.53	1.55	—	(4.93)	(4.93)	43.71	3.57	714,351	1.04		1.05		0.04		47
Year ended 10/31/14	40.39	0.01	10.15	10.16	(0.01)	(3.45)	(3.46)	47.09	27.19	730,280	1.07		1.08		0.04		24
Class R6
Year ended 10/31/18	38.49	0.09	2.58	2.67	—	(2.45)	(2.45)	38.71	7.37	41	0.79	(d)	0.79	(d)	0.24	(d)	36
Year ended 10/31/17(f)	36.35	0.05	2.09	2.14	—	—	—	38.49	5.89	14	0.78	(g)	0.78	(g)	0.22	(g)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $700,315, $1,915, $50,774, $35,054, $589,775 and $33 for Class A, Class B, Class C, Class Y, Investor Class and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Commencement date of April 4, 2017 for Class R6 shares.
(g)	Annualized.

21                         Invesco Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Health Care Fund (formerly Invesco Global Health Care Fund):

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Health Care Fund (formerly Invesco Global Health Care Fund) (one of the funds constituting AIM Investments Funds (Invesco Investments Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

22                         Invesco Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$1,084.80	$5.73	$1,019.71	$5.55	1.09%
C	1,000.00	1,080.90	9.65	1,015.93	9.35	1.84
Y	1,000.00	1,086.20	4.42	1,020.97	4.28	0.84
Investor	1,000.00	1,084.70	5.73	1,019.71	5.55	1.09
R6	1,000.00	1,086.70	4.10	1,021.27	3.97	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23                         Invesco Health Care Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Health Care Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Global Health/Biotechnology Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s underweight and overweight exposure to and security selection in certain health care industries negatively impacted performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was reasonably

24                         Invesco Health Care Fund

comparable to the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only five funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that

Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker receives commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

25                         Invesco Health Care Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$91,553,912
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco Health Care Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Health Care Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Health Care Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	GHC-AR-1	12172018	1151

Annual Report to Shareholders	October 31, 2018

Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ∎ C: LSQCX ∎ R: LSQRX ∎ Y: LSQYX ∎ R5: LSQFX ∎ R6: LSQSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Long/Short Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Long/Short Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Long/Short Equity Fund (the Fund), at net asset value (NAV), underperformed the S&P 500 Index and the FTSE US 3-Month Treasury Bill Index, the Fund’s broad market and style-specific benchmarks, respectively.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.49%
Class C Shares	-3.24
Class R Shares	-2.81
Class Y Shares	-2.28
Class R5 Shares	-2.17
Class R6 Shares	-2.16
S&P 500 Index▼ (Broad Market Index)	7.35
FTSE US 3-Month Treasury Bill Index▼ (Style-Specific Index)	1.67
Lipper Alternative Long/Short Equity Funds Index⬛ (Peer Group Index)	-0.11
Source(s): ▼Factset Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

    Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, investors fled to more defensive areas of the market and to US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    As part of our investment process, we evaluate fundamental and behavioral factors to forecast individual securities’ returns and risks and rank these securities based on their attractiveness relative to industry peers. The Fund generally maintains a net long bias and implements its strategy by purchasing what we consider to be highly-ranked stocks as long positions, and selling short what we consider to be poorly-ranked stocks within

Portfolio Composition
By sector, based on total net assets
	Equity Securities
	Long[1]	Short[2]	Gross Exposure[3]	Net Exposure[4]
Information Technology	35.4%	13.3%	48.7%	22.1%
Consumer Discretionary	27.4	16.8	44.2	10.6
Financials	24.8	14.5	39.3	10.3
Health Care	22.0	9.6	31.6	12.4
Energy	17.8	8.1	25.9	9.7
Industrials	15.5	14.4	29.9	1.1
Materials	13.6	6.1	19.7	7.5
Real Estate	10.2	5.8	16.0	4.4
Utilities	9.3	–	9.3	9.3
Communication Services	7.8	9.4	17.2	-1.6
Consumer Staples	7.8	1.3	9.1	6.5
Money Market Funds Plus Other Assets Less Liabilities	7.7	–	7.7	7.7
Total	199.3	99.3	298.6	100.0

1	Represents the value of equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
2	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
3	Represents the cumulative exposure of the Fund’s long and short positions.
4	Represents the net exposure of the Fund’s long and short positions.

Total Net Assets	$81.2 million

Data presented here are as of October 31, 2018.

4	Invesco Long/Short Equity Fund

their respective industries. The Fund seeks to add value primarily from stock selection and secondarily by dynamically changing the level of its beta, or market exposure based upon predicted levels of risk in the equity markets. Additionally, the Fund’s net long market position may result in net long/net short exposure in sectors where there is an imbalance between highly-ranked and poorly-ranked stocks. In a long/short construct, a positive spread between the top- and bottom-ranked stocks (long and short candidates for the portfolio), plus a return from market/sector exposure, is intended to result in the Fund achieving attractive risk-adjusted performance relative to the S&P 500 Index over a full market cycle.

    During the fiscal year, the Fund’s performance relative to the broad market benchmark benefited most from a positive long/short spread in three of 11 sectors.

    Conversely, both long and short holdings detracted from the Fund’s performance relative to the S&P 500 Index for the fiscal year. Relative Fund performance was led by stock selection in the energy, industrials and utilities sectors. Stock selection in the consumer discretionary, materials, information technology (IT), real estate and financials sectors detracted from the Fund’s absolute and relative performance.

    The top-contributing sector to the Fund’s performance relative to the broad market benchmark was the industrials sector. Within this sector, the Fund benefited from strong stock selection and expected results from short holdings in the conglomerates and commercial services/supplies industries. The Fund also benefited from a net long allocation in the energy sector and stock selection in long positions in the oil and gas and consumable fuels industries. Long holdings within the utilities sector – specifically, the electric utilities industry – also contributed to the Fund’s relative performance.

    Holdings within the consumer discretionary sector, particularly short positions in the specialty retail industry, performed poorly relative to the broad market benchmark during the fiscal year. In addition, both the long and short holdings in the hotel/restaurant and media industries did not perform as expected and hampered the Fund’s relative results. Within the materials sector, the long holdings – specifically, long holdings in the chemicals and metals/mining industries – underperformed our expectations and detracted from the Fund’s returns. Within the IT sector, the Fund’s short holdings in the IT services industry outperformed its long peers and hurt relative performance.

    From a factor perspective, the Fund benefited from exposures to Momentum (both Earnings and Price) while our Quality signals were negative over the course of the fiscal year, despite showing signs of strength during heightened periods of volatility. Our Value signals detracted from overall model strength. We have observed that in this most recent period of yield curve flattening and rising yields, stocks with growth characteristics have outperformed those with value attributes. Perhaps the most observable example of this is that the Russell 1000 Growth Index outperformed the Russell 1000 Value Index by 7.7% during the fiscal year.2 We believe that having a balance of factors that have small, and in the case of Value versus Momentum, negative correlations will smooth out the investment experience relative to relying on more concentrated factor exposures.

    At the end of the fiscal year, the Fund’s largest net long sector allocations were in the IT, health care, consumer discretionary, and financials sectors. The Fund did not have any sectors with net short positions.

    Please note that the Fund may utilize derivative instruments that include equity total return swaps and futures contracts. During the fiscal year, the Fund utilized equity total return swaps to efficiently implement its strategy, but did not use futures contracts. The implementation impact of using equity total return swaps is a component of transaction costs. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Long/Short Equity Fund.

1	Source: US Federal Reserve
2	Source: FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Anthony Munchak Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 2000. Mr. Munchak earned a BS and an MS in finance from Boston College and an MBA from Bentley College.

Glen Murphy Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 1995. Mr. Murphy earned a BA from the University of Massachusetts at Amherst and an MS in finance from Boston College.

Francis Orlando Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Long/Short Equity Fund. He joined Invesco in 1987. Mr. Orlando earned a BA in business administration from Merrimack College and an MBA from Boston University.

5                          Invesco Long/Short Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/19/13

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The FTSE US 3-Month Treasury Bill Index is an unmanaged index representative of three-month US Treasury bills.
∎	The Lipper Alternative Long/Short Equity Funds Index is an unmanaged index considered representative of alternative long/short equity funds tracked by Lipper.
∎	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Long/Short Equity Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	5.35%
1 Year	-7.88

Class C Shares
Inception (12/19/13)	5.78%
1 Year	-4.08

Class R Shares
Inception (12/19/13)	6.30%
1 Year	-2.81

Class Y Shares
Inception (12/19/13)	6.84%
1 Year	-2.28

Class R5 Shares
Inception (12/19/13)	6.88%
1 Year	-2.17

Class R6 Shares
Inception (12/19/13)	6.90%
1 Year	-2.16

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.55%, 2.30%, 1.80%, 1.30%, 1.18% and 1.18%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.56%, 2.31%, 1.81%, 1.31%, 1.19% and 1.19%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	7.18%
1 Year	3.49

Class C Shares
Inception (12/19/13)	7.64%
1 Year	7.79

Class R Shares
Inception (12/19/13)	8.19%
1 Year	9.27

Class Y Shares
Inception (12/19/13)	8.74%
1 Year	9.85

Class R5 Shares
Inception (12/19/13)	8.78%
1 Year	9.96

Class R6 Shares
Inception (12/19/13)	8.80%
1 Year	10.05

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Long/Short Equity Fund

Invesco Long/Short Equity Fund’s investment objective is to seek long-term capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the Fund’s mixture of long and short positions or the portfolio manager’s stock selection process will produce a portfolio with reduced exposure to stock market risk. In addition, the Fund’s long/short investment strategy may cause the Fund to underperform the broader equity markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

continued on page 6

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8	Invesco Long/Short Equity Fund

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–92.26%
Advertising–1.43%
Interpublic Group of Cos., Inc. (The)	50,050	$1,159,158

Aerospace & Defense–0.49%
Textron Inc.	7,450	399,544

Airlines–1.63%
United Continental Holdings Inc.(b)	15,500	1,325,405

Apparel Retail–1.53%
Foot Locker, Inc.	26,300	1,239,782

Apparel, Accessories & Luxury Goods–4.51%
lululemon Athletica Inc.(b)	3,300	464,409
Michael Kors Holdings Ltd.(b)	19,550	1,083,266
Ralph Lauren Corp.	12,150	1,574,761
VF Corp.	6,500	538,720
		3,661,156

Application Software–1.55%
ANSYS, Inc.(b)	300	44,865
Citrix Systems, Inc.(b)	11,800	1,209,146
		1,254,011

Automotive Retail–1.12%
Advance Auto Parts, Inc.	5,700	910,632

Biotechnology–3.55%
United Therapeutics Corp.(b)	12,150	1,346,949
Vertex Pharmaceuticals Inc.(b)	9,050	1,533,613
		2,880,562

Cable & Satellite–0.52%
Liberty Global PLC–Class C(b)	16,900	423,176

Communications Equipment–3.62%
F5 Networks, Inc.(b)	8,650	1,516,172
Motorola Solutions, Inc.	11,600	1,421,696
		2,937,868

Construction Machinery & Heavy Trucks–1.80%
Allison Transmission Holdings, Inc.	33,150	1,461,252

Consumer Electronics–0.12%
Garmin Ltd.	1,500	99,240

Consumer Finance–3.18%
Ally Financial Inc.	51,350	1,304,803
Santander Consumer USA Holdings Inc.	67,900	1,273,125
		2,577,928

Copper–0.33%
Freeport-McMoRan Inc.	23,000	267,950

Data Processing & Outsourced Services–3.83%
Broadridge Financial Solutions, Inc.	10,600	1,239,564
Sabre Corp.	50,550	1,246,057
Total System Services, Inc.	6,800	619,820
		3,105,441

	Shares	Value
Department Stores–4.58%
Kohl’s Corp.	21,350	$1,616,835
Macy’s, Inc.	40,050	1,373,314
Nordstrom, Inc.	11,050	726,759
		3,716,908

Diversified Chemicals–2.86%
Eastman Chemical Co.	13,200	1,034,220
Huntsman Corp.	58,900	1,288,732
		2,322,952

Diversified Metals & Mining–1.41%
Teck Resources Ltd.–Class B	55,450	1,146,151

Diversified Support Services–1.66%
KAR Auction Services, Inc.	23,600	1,343,784

Electric Utilities–1.59%
Entergy Corp.	15,370	1,290,311

Electronic Equipment & Instruments–1.21%
FLIR Systems, Inc.	21,250	984,088

Fertilizers & Agricultural Chemicals–3.36%
CF Industries Holdings, Inc.	30,300	1,455,309
Mosaic Co. (The)	41,050	1,270,087
		2,725,396

Food Distributors–1.26%
US Foods Holding Corp.(b)	35,100	1,023,867

Gas Utilities–0.67%
UGI Corp.	10,300	546,518

Gold–0.20%
Newmont Mining Corp.	5,150	159,238

Homebuilding–1.57%
PulteGroup Inc.	51,750	1,271,497

Hotel & Resort REITs–1.39%
Host Hotels & Resorts Inc.	59,100	1,129,401

Hotels, Resorts & Cruise Lines–1.54%
Hyatt Hotels Corp.–Class A	18,100	1,252,520

Human Resource & Employment Services–1.54%
Robert Half International, Inc.	20,600	1,246,918

Independent Power Producers & Energy Traders–1.96%
NRG Energy, Inc.	43,950	1,590,550

Interactive Media & Services–1.39%
IAC/InterActiveCorp.(b)	3,750	737,213
TripAdvisor, Inc.(b)	7,500	391,050
		1,128,263

Life & Health Insurance–0.80%
Athene Holding Ltd.–Class A(b)	14,250	651,510

Managed Health Care–1.80%
WellCare Health Plans, Inc.(b)	5,300	1,462,747

Multi-Utilities–1.59%
Public Service Enterprise Group Inc.	24,200	1,293,006

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value
Office REITs–0.13%
SL Green Realty Corp.	1,200	$109,512

Oil & Gas Equipment & Services–0.21%
Apergy Corp.(b)	3,200	124,768
National Oilwell Varco Inc.	1,300	47,840
		172,608

Oil & Gas Exploration & Production–4.61%
ConocoPhillips	10,750	751,425
Marathon Oil Corp.	76,700	1,456,533
Murphy Oil Corp.	48,050	1,530,873
		3,738,831

Oil & Gas Refining & Marketing–1.86%
HollyFrontier Corp.	22,350	1,507,284

Oil & Gas Storage & Transportation–1.40%
Plains GP Holdings LP–Class A(b)	53,050	1,133,679

Packaged Foods & Meats–1.08%
Hershey Co. (The)	7,450	798,268
Kellogg Co.	1,150	75,302
		873,570

Property & Casualty Insurance–1.10%
Fidelity National Financial, Inc.	26,650	891,443

Regional Banks–5.49%
Citizens Financial Group, Inc.	34,950	1,305,382
Comerica Inc.	14,100	1,149,996
Commerce Bancshares, Inc.	16,800	1,068,480
SVB Financial Group(b)	3,920	929,942
		4,453,800

Residential REITs–2.80%
Equity LifeStyle Properties, Inc.	14,000	1,325,660
Sun Communities, Inc.	9,400	944,418
		2,270,078

Restaurants–1.51%
Darden Restaurants, Inc.	11,500	1,225,325

	Shares	Value
Retail REITs–0.93%
National Retail Properties Inc.	16,150	$755,013

Specialized Consumer Services–1.64%
H&R Block, Inc.	50,100	1,329,654

Specialized REITs–1.68%
Extra Space Storage Inc.	15,150	1,364,409

Specialty Chemicals–1.51%
Celanese Corp.	12,650	1,226,291

Systems Software–0.39%
Fortinet, Inc.(b)	3,850	316,393

Technology Distributors–1.40%
Avnet, Inc.	28,400	1,137,988

Technology Hardware, Storage & Peripherals–2.51%
HP Inc.	64,850	1,565,479
Seagate Technology PLC	7,100	285,633
Xerox Corp.	6,650	185,335
		2,036,447

Trading Companies & Distributors–0.42%
HD Supply Holdings, Inc.(b)	9,150	343,766
Total Common Stocks & Other Equity Interests (Cost $68,977,333)		74,874,821

Money Market Funds–8.39%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(c)	2,382,421	2,382,421
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(c)	1,701,350	1,701,690
Invesco Treasury Portfolio–Institutional Class, 2.09%(c)	2,722,767	2,722,767
Total Money Market Funds (Cost $6,806,855)		6,806,878
TOTAL INVESTMENTS IN SECURITIES–100.65% (Cost $75,784,188)		81,681,699
OTHER ASSETS LESS LIABILITIES–(0.65)%		(528,129)
NET ASSETS–100.00%		$81,153,570

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

Open Over-The-Counter Total Return Swap Agreements
Reference Entity	Counterparty	Maturity Dates	Floating Rate Index(1)	Payment Frequency	Notional Amount	Upfront Payments Paid (Received)	Value		Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	$81,980,010	$—	$(1,457,255	)(2)	$(1,457,255	)(2)	$80,502,888
Equity Securities — Short	Morgan Stanley & Co. LLC	12/23/2019	Federal Funds floating rate	Monthly	(81,495,608)	—	871,329	(3)	871,329	(3)	(80,613,163)
Total Return Swap Agreements — Equity Risk						$—	$(585,926	)(4)	$(585,926	)(4)	$(110,275)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $19,867 of dividends receivable and financing fees related to the reference entities.
(3)	Amount includes $(11,116) of dividends payable and financing fees related to the reference entities.
(4)	Swaps are collaterized by $169,866 cash held with Morgan Stanley & Co. LLC, the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of October 31, 2018.

	Shares	Value	Percentage of Reference Entities
Equity Securities — Long
Advertising
Omnicom Group Inc.	7,050	$523,956	0.62

Aerospace & Defense
Textron Inc.	14,900	799,087	1.02

Agricultural Products
Archer-Daniels-Midland Co.	26,150	1,235,588	1.56

Apparel, Accessories & Luxury Goods
lululemon Athletica Inc.	5,500	774,015	0.94
VF Corp.	7,000	580,160	0.66
		1,354,175

Application Software
Adobe Inc.	4,850	1,191,936	1.49
Intuit Inc.	6,100	1,287,100	1.59
		2,479,036

Auto Parts & Equipment
Magna International Inc. (Canada)	22,650	1,115,286	1.32

Automotive Retail
Advance Auto Parts, Inc.	2,100	335,496	0.42

Biotechnology
AbbVie Inc.	14,900	1,159,965	1.53
Alexion Pharmaceuticals, Inc.	10,450	1,171,132	1.58
Amgen Inc.	7,150	1,378,449	1.73
Biogen Inc.	4,640	1,411,813	1.79
Celgene Corp.	6,350	454,660	0.57
Gilead Sciences, Inc.	18,650	1,271,557	1.65
Regeneron Pharmaceuticals, Inc.	3,360	1,139,846	1.58
		7,987,422

Cable & Satellite
Liberty Global PLC–Class C (United Kingdom)	34,200	856,368	1.05

Commodity Chemicals
LyondellBasell Industries N.V.–Class A	13,650	1,218,535	1.53

Communications Equipment
Cisco Systems, Inc.	29,050	1,329,038	1.62

Computer & Electronics Retail
Best Buy Co., Inc.	16,200	1,136,592	1.43

Consumer Electronics
Garmin Ltd.	17,750	1,174,340	1.36

	Shares	Value	Percentage of Reference Entities
Consumer Finance
Capital One Financial Corp.	13,750	$1,227,875	1.48
Discover Financial Services	16,700	1,163,489	1.51
		2,391,364

Copper
Freeport-McMoRan Inc.	87,600	1,020,540	1.28

Data Processing & Outsourced Services
Automatic Data Processing, Inc.	8,800	1,267,904	1.55
Mastercard Inc.–Class A	7,000	1,383,690	1.75
Total System Services, Inc.	7,550	688,182	0.86
		3,339,776

Department Stores
Macy’s, Inc.	1,850	63,437	0.07

Diversified Banks
Bank of Montreal (Canada)	14,050	1,050,097	1.35
Canadian Imperial Bank of Commerce (Canada)	13,350	1,152,372	1.44
Toronto-Dominion Bank (The) (Canada)	21,950	1,217,347	1.50
		3,419,816

Diversified Chemicals
Eastman Chemical Co.	650	50,928	0.06

Drug Retail
Walgreens Boots Alliance, Inc.	15,950	1,272,331	1.47

Electric Utilities
Entergy Corp.	180	15,111	0.02
Exelon Corp.	31,550	1,382,206	1.67
FirstEnergy Corp.	35,650	1,329,032	1.68
PG&E Corp.	2,350	110,003	0.14
		2,836,352

Electrical Components & Equipment
Emerson Electric Co.	16,850	1,143,778	1.47

Food Retail
Kroger Co. (The)	43,950	1,307,952	1.50

General Merchandise Stores
Target Corp.	18,950	1,584,788	1.92

Gold
Newmont Mining Corp.	28,600	884,312	1.12

Health Care Facilities
HCA Healthcare, Inc.	12,250	1,635,743	1.98

Homebuilding
PulteGroup Inc.	1,700	41,769	0.04

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Hotel & Resort REITs
Host Hotels & Resorts Inc.	4,550	$86,950	0.10

Integrated Oil & Gas
Imperial Oil Ltd. (Canada)	3,950	123,398	0.16
Occidental Petroleum Corp.	17,750	1,190,492	1.57
Suncor Energy, Inc. (Canada)	32,700	1,089,237	1.41
		2,403,127

Integrated Telecommunication Services
Verizon Communications Inc.	25,900	1,478,631	1.74

Interactive Media & Services
IAC/InterActiveCorp.	4,200	825,678	1.02

Internet & Direct Marketing Retail
Booking Holdings Inc.	395	740,459	0.88

Life & Health Insurance
Aflac, Inc.	30,900	1,330,863	1.67
Sun Life Financial Inc. (Canada)	5,550	203,130	0.26
		1,533,993

Oil & Gas Equipment & Services
National Oilwell Varco Inc.	28,750	1,058,000	1.41

Oil & Gas Exploration & Production
Anadarko Petroleum Corp.	10,650	566,580	0.83
ConocoPhillips	11,500	803,850	1.01
Continental Resources, Inc.	9,250	487,290	0.65
		1,857,720

Oil & Gas Refining & Marketing
Phillips 66	12,400	1,274,968	1.55
Valero Energy Corp.	13,750	1,252,487	1.56
		2,527,455

Packaged Foods & Meats
Hershey Co. (The)	3,500	375,025	0.44
McCormick & Co., Inc.	1,950	280,800	0.33
		655,825

Pharmaceuticals
Allergan PLC	6,950	1,098,170	1.59
Merck & Co., Inc.	16,750	1,232,967	1.43
Pfizer Inc.	35,200	1,515,712	1.91
		3,846,849

	Shares	Value	Percentage of Reference Entities
Property & Casualty Insurance
Allstate Corp. (The)	10,850	$1,038,562	1.28
Progressive Corp. (The)	23,100	1,610,070	1.98
		2,648,632

Railroads
CSX Corp.	17,500	1,205,050	1.46
Norfolk Southern Corp.	7,200	1,208,376	1.44
		2,413,426

Regional Banks
Citizens Financial Group, Inc.	650	24,277	0.03
Regions Financial Corp.	10,550	179,033	0.21
SunTrust Banks, Inc.	20,100	1,259,466	1.49
SVB Financial Group	160	37,957	0.05
		1,500,733

Residential REITs
Equity Residential	18,050	1,172,528	1.44

Retail REITs
Simon Property Group, Inc.	7,350	1,348,872	1.54

Semiconductors
Intel Corp.	28,250	1,324,360	1.55
Micron Technology, Inc.	29,100	1,097,652	1.41
QUALCOMM Inc.	18,900	1,188,621	1.46
		3,610,633

Systems Software
Dell Technologies Inc.–Class V	14,250	1,288,058	1.65
Fortinet, Inc.	15,350	1,261,463	1.55
		2,549,521

Technology Hardware, Storage & Peripherals
Apple Inc.	5,850	1,280,331	1.56
HP Inc.	1,450	35,003	0.04
NetApp, Inc.	19,600	1,538,404	1.92
Seagate Technology PLC	20,350	818,680	1.08
		3,672,418

Trading Companies & Distributors
HD Supply Holdings, Inc.	21,250	798,363	0.98
W.W. Grainger, Inc.	4,350	1,235,270	1.46
		2,033,633
Total Equity Securities — Long		$80,502,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Equity Securities — Short
Aerospace & Defense
BWX Technologies, Inc.	(15,700)	$(917,822)	1.12
General Dynamics Corp.	(3,050)	(526,369)	0.64
		(1,444,191)

Agricultural & Farm Machinery
Deere & Co.	(8,800)	(1,191,872)	1.48
Toro Co. (The)	(18,900)	(1,064,637)	1.30
		(2,256,509)

Airlines
Alaska Air Group, Inc.	(18,600)	(1,142,412)	1.45

Airport Services
Macquarie Infrastructure Corp.	(3,250)	(120,087)	0.16

Apparel Retail
L Brands, Inc.	(39,850)	(1,291,937)	1.46

Application Software
Autodesk, Inc.	(8,050)	(1,040,463)	1.34
Workday, Inc.–Class A	(9,650)	(1,283,643)	1.53
		(2,324,106)

Asset Management & Custody Banks
Brookfield Asset Management Inc.–Class A (Canada)	(28,050)	(1,143,038)	1.44

Automobile Manufacturers
Tesla Inc.	(4,080)	(1,376,266)	1.34

Automotive Retail
CarMax, Inc.	(17,300)	(1,174,843)	1.45

Biotechnology
Alnylam Pharmaceuticals, Inc.	(16,150)	(1,298,945)	1.49
Bluebird Bio, Inc.	(10,550)	(1,210,085)	1.52
Tesaro, Inc.	(18,700)	(540,056)	0.84
		(3,049,086)

Building Products
Owens Corning	(27,500)	(1,299,925)	1.53

Cable & Satellite
Liberty Broadband Corp.–Class C	(15,000)	(1,243,950)	1.52

Casinos & Gaming
Wynn Resorts Ltd.	(1,500)	(150,900)	0.19

Construction Materials
Martin Marietta Materials, Inc.	(7,200)	(1,233,216)	1.42
Vulcan Materials Co.	(12,850)	(1,299,649)	1.44
		(2,532,865)

	Shares	Value	Percentage of Reference Entities
Data Processing & Outsourced Services
Square, Inc.–Class A	(17,000)	$(1,248,650)	1.57
Worldpay, Inc.–Class A	(2,100)	(192,864)	0.24
		(1,441,514)

Distributors
LKQ Corp.	(46,000)	(1,254,420)	1.54

Electronic Equipment & Instruments
Cognex Corp.	(28,500)	(1,220,940)	1.50

Electronic Manufacturing Services
Flex Ltd.	(108,450)	(852,417)	1.55
IPG Photonics Corp.	(9,100)	(1,215,305)	1.46
		(2,067,722)

Financial Exchanges & Data
Cboe Global Markets, Inc.	(11,150)	(1,258,278)	1.43
MarketAxess Holdings, Inc.	(5,650)	(1,184,635)	1.36
Thomson Reuters Corp. (Canada)	(25,450)	(1,185,970)	1.47
		(3,628,883)

General Merchandise Stores
Dollar Tree, Inc.	(14,300)	(1,205,490)	1.47

Health Care Equipment
Teleflex Inc.	(4,800)	(1,155,552)	1.42

Health Care Supplies
Cooper Cos., Inc. (The)	(4,700)	(1,214,057)	1.47
Dentsply Sirona Inc.	(33,250)	(1,151,447)	1.47
		(2,365,504)

Home Furnishings
Leggett & Platt, Inc.	(27,050)	(982,185)	1.27
Mohawk Industries, Inc.	(8,000)	(997,840)	1.46
		(1,980,025)

Household Appliances
Whirlpool Corp.	(7,800)	(856,128)	1.02

Housewares & Specialties
Newell Brands, Inc.	(46,900)	(744,772)	0.94

Industrial Conglomerates
3M Co.	(6,400)	(1,217,664)	1.57

Industrial Machinery
Middleby Corp. (The)	(10,000)	(1,123,000)	1.41
Stanley Black & Decker Inc.	(10,450)	(1,217,634)	1.50
		(2,340,634)

Interactive Media & Services
Facebook, Inc.–Class A	(6,150)	(933,508)	1.13
Snap Inc.-Class A	(179,350)	(1,185,503)	1.51

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

	Shares	Value	Percentage of Reference Entities
Interactive Media & Services–(continued)
Zillow Group, Inc.–Class C	(16,250)	$(654,225)	0.80
		(2,773,236)

Internet & Direct Marketing Retail
MercadoLibre Inc. (Argentina)	(4,040)	(1,310,980)	1.55

Internet Services & Infrastructure
Shopify, Inc.–Class A (Canada)	(9,650)	(1,333,147)	1.59

IT Consulting & Other Services
Gartner, Inc.	(8,100)	(1,194,912)	1.47

Leisure Products
Mattel, Inc.	(79,700)	(1,082,326)	1.38

Life Sciences Tools & Services
Mettler-Toledo International Inc.	(2,240)	(1,224,877)	1.53

Metal & Glass Containers
Crown Holdings, Inc.	(27,850)	(1,177,777)	1.53

Movies & Entertainment
Liberty Media Corp.–Class A	(4,300)	(110,940)	0.14
Liberty Media Corp.–Class C	(33,050)	(1,093,294)	1.37
Live Nation Entertainment, Inc.	(23,600)	(1,234,280)	1.52
Netflix Inc.	(3,900)	(1,176,942)	1.48
		(3,615,456)

Multi-Line Insurance
American International Group, Inc.	(27,950)	(1,154,056)	1.53

Office REIT’s
Kilroy Realty Corp.	(16,750)	(1,153,740)	1.47

Oil & Gas Exploration & Production
Cabot Oil & Gas Corp.	(15,550)	(376,776)	0.40
Concho Resources Inc.	(8,750)	(1,217,038)	1.53
EQT Corp.	(29,200)	(991,924)	1.54
		(2,585,738)

Oil & Gas Storage & Transportation
Enbridge Inc. (Canada)	(35,500)	(1,104,405)	1.40
Pembina Pipeline Corp. (Canada)	(16,300)	(526,816)	0.69

	Shares	Value	Percentage of Reference Entities
Oil & Gas Storage & Transportation–(continued)
Targa Resources Corp.	(22,800)	$(1,178,076)	1.57
TransCanada Corp. (Canada)	(30,550)	(1,152,346)	1.51
		(3,961,643)

Personal Products
Coty Inc.–Class A	(102,300)	(1,079,265)	1.32

Property & Casualty Insurance
Arch Capital Group Ltd.	(20,550)	(583,004)	0.69
Cincinnati Financial Corp.	(16,150)	(1,270,036)	1.49
Markel Corp.	(955)	(1,044,044)	1.29
		(2,897,084)

Real Estate Development
Howard Hughes Corp. (The)	(10,950)	(1,221,144)	1.48

Regional Banks
Bank OZK	(23,600)	(645,696)	0.74
First Republic Bank	(12,150)	(1,105,528)	1.30
Signature Bank	(10,900)	(1,197,910)	1.44
		(2,949,134)

Research & Consulting Services
Nielsen Holdings PLC	(23,950)	(622,221)	0.79

Restaurants
Starbucks Corp.	(20,350)	(1,185,794)	1.47

Retail REITs
Macerich Co. (The)	(12,400)	(640,088)	0.76

Semiconductors
NVIDIA Corp.	(5,900)	(1,243,897)	1.63

Specialized REITs
Equinix, Inc.	(2,820)	(1,068,047)	1.42
Iron Mountain Inc.	(20,700)	(633,627)	0.81
		(1,701,674)

Specialty Chemicals
Albemarle Corp.	(12,550)	(1,245,211)	1.50

Trucking
Knight-Swift Transportation Holdings, Inc.	(38,450)	(1,230,400)	1.45
Total Equity Securities — Short		$(80,613,163)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $68,977,333)	$74,874,821
Investments in affiliated money market funds, at value (Cost $6,806,855)	6,806,878
Other investments:
Unrealized appreciation on swap agreements — OTC	871,329
Deposits with brokers:
Cash collateral — OTC derivatives	169,866
Foreign currencies, at value (Cost $863)	819
Receivable for:
Fund shares sold	10,691
Dividends and interest	80,520
Investment for trustee deferred compensation and retirement plans	9,987
Other assets	62,756
Total assets	82,887,667

Liabilities:
Other investments:
Unrealized depreciation on swap agreements — OTC	1,457,255
Payable for:
Fund shares reacquired	96,269
Amount due custodian	61,517
Accrued fees to affiliates	16,716
Accrued trustees’ and officers’ fees and benefits	1,711
Accrued other operating expenses	90,642
Trustee deferred compensation and retirement plans	9,987
Total liabilities	1,734,097
Net assets applicable to shares outstanding	$81,153,570

Net assets consist of:
Shares of beneficial interest	$68,721,956
Distributable earnings	12,431,614
$81,153,570

Net Assets:
Class A	$15,527,836
Class C	$3,695,896
Class R	$210,898
Class Y	$19,286,360
Class R5	$42,405
Class R6	$42,390,175

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,405,419
Class C	343,640
Class R	19,258
Class Y	1,731,368
Class R5	3,804
Class R6	3,798,969
Class A:
Net asset value per share	$11.05
Maximum offering price per share
(Net asset value of $11.05 ÷ 94.50%)	$11.69
Class C:
Net asset value and offering price per share	$10.76
Class R:
Net asset value and offering price per share	$10.95
Class Y:
Net asset value and offering price per share	$11.14
Class R5:
Net asset value and offering price per share	$11.15
Class R6:
Net asset value and offering price per share	$11.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Long/Short Equity Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $4,915)	$1,155,802
Dividends from affiliated money market funds	100,935
Total investment income	1,256,737

Expenses:
Advisory fees	650,088
Administrative services fees	50,000
Custodian fees	5,487
Distribution fees:
Class A	38,761
Class C	38,432
Class R	839
Transfer agent fees — A, C, R and Y	56,032
Transfer agent fees — R5	34
Transfer agent fees — R6	571
Trustees’ and officers’ fees and benefits	21,623
Registration and filing fees	80,626
Reports to shareholders	18,942
Professional services fees	101,727
Other	18,430
Total expenses	1,081,592
Less: Fees waived and expense offset arrangement(s)	(7,134)
Net expenses	1,074,458
Net investment income	182,279

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	6,838,702
Swap agreements	(5,112,481)
1,726,221
Change in net unrealized appreciation (depreciation) of:
Investment securities	(3,421,232)
Foreign currencies	(44)
Swap agreements	(895,174)
(4,316,450)
Net realized and unrealized gain (loss)	(2,590,229)
Net increase (decrease) in net assets resulting from operations	$(2,407,950)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$182,279	$366,854
Net realized gain	1,726,221	11,443,698
Change in net unrealized appreciation (depreciation)	(4,316,450)	5,648,778
Net increase (decrease) in net assets resulting from operations	(2,407,950)	17,459,330

Distributions to shareholders from distributable earnings(1):
Class A	(1,746,032)	(81,636)
Class C	(397,942)	(16,680)
Class R	(19,077)	(593)
Class Y	(1,815,559)	(52,325)
Class R5	(6,829)	(3,814)
Class R6	(6,658,511)	(296,699)
Total distributions from distributable earnings	(10,643,950)	(451,747)

Share transactions–net:
Class A	6,565,406	(2,845,486)
Class C	1,533,990	(155,873)
Class R	109,260	25,428
Class Y	9,860,608	2,198,569
Class R5	3,429	(614,953)
Class R6	2,307,755	(10,273,941)
Net increase (decrease) in net assets resulting from share transactions	20,380,448	(11,666,256)
Net increase in net assets	7,328,548	5,341,327

Net assets:
Beginning of year	73,825,022	68,483,695
End of year	$81,153,570	$73,825,022

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not

17                         Invesco Long/Short Equity Fund

listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

18                         Invesco Long/Short Equity Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses

19                         Invesco Long/Short Equity Fund

more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

J.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

K.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.77%
Next $500 million	0.75%
Next $1.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.67%
Next $2.5 billion	0.65%
Over $10 billion	0.62%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.80%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.59%, 2.34%, 1.84%, 1.34%, 1.34% and 1.34%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $6,735.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $14,325 in

20                         Invesco Long/Short Equity Fund

front-end sales commissions from the sale of Class A shares and $1 and $481 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Equity Securities	$74,874,821	$—	$—	$74,874,821
Money Market Funds	6,806,878	—	—	6,806,878
Total Investments in Securities	81,681,699	—	—	81,681,699
Other Investments – Assets*
Swap Agreements	—	871,329	—	871,329
Other Investments – Liabilities*
Swap Agreements	—	(1,457,255)	—	(1,457,255)
Total Other Investments	—	(585,926)	—	(585,926)
Total Investments	$81,681,699	$(585,926)	$—	$81,095,773

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements — OTC	$871,329
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$871,329

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on swap agreements — OTC	$(1,457,255)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(1,457,255)

21                         Invesco Long/Short Equity Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Morgan Stanley & Co. LLC	$871,329	$(1,457,255)	$(585,926)	$—	$169,866	$(416,060)

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Swap agreements	$(5,112,481)
Change in Net Unrealized Appreciation (Depreciation):
Swap agreements	(895,174)
Total	$(6,007,655)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$162,762,383

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $399.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$6,913,626	$—
Long-term capital gain	3,730,324	451,747
Total distributions	$10,643,950	$451,747

22                         Invesco Long/Short Equity Fund

Tax Components of Net Assets at Period-End:

2018
Undistributed long-term gain	$6,551,900
Net unrealized appreciation — investments	5,888,624
Net unrealized appreciation (depreciation) — foreign currencies	(44)
Temporary book/tax differences	(8,866)
Shares of beneficial interest	68,721,956
Total net assets	$81,153,570

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $71,019,737 and $69,096,693, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,794,324
Aggregate unrealized (depreciation) of investments	(4,905,700)
Net unrealized appreciation of investments	$5,888,624

Cost of investments for tax purposes is $75,207,149.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses and swap agreements, on October 31, 2018, undistributed net investment income was increased by $769,763, undistributed net realized gain was increased by $4,869,177 and shares of beneficial interest was decreased by $5,638,940. This reclassification had no effect on the net assets of the Fund.

23                         Invesco Long/Short Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	863,426	$10,478,814	304,596	$3,646,029
Class C	225,972	2,674,620	46,302	524,043
Class R	10,110	120,120	3,850	46,256
Class Y	1,705,351	20,464,440	431,307	5,111,591
Class R5	194	2,364	1,004	11,943
Class R6	343,585	3,990,803	278,872	3,188,531

Issued as reinvestment of dividends:
Class A	145,295	1,699,951	5,622	66,343
Class C	32,792	375,798	1,371	15,922
Class R	1,483	17,226	44	519
Class Y	66,645	784,426	1,371	16,268
Class R5	450	5,291	11	129
Class R6	565,588	6,656,972	24,685	293,014

Reacquired:
Class A	(474,277)	(5,613,359)	(545,259)	(6,557,858)
Class C	(133,865)	(1,516,428)	(60,626)	(695,838)
Class R	(2,410)	(28,086)	(1,834)	(21,347)
Class Y	(957,042)	(11,388,258)	(240,137)	(2,929,290)
Class R5	(366)	(4,226)	(49,229)	(627,025)
Class R6	(670,861)	(8,340,020)	(1,150,985)	(13,755,486)
Net increase (decrease) in share activity	1,722,070	$20,380,448	(949,035)	$(11,666,256)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 52% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

24                         Invesco Long/Short Equity Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$13.15	$(0.00)		$(0.22)	$(0.22)	$(0.93)	$(0.95)	$(1.88)	$11.05	(2.49)%	$15,528	1.56	%(d)	1.57	%(d)	(0.01	)%(d)	92%
Year ended 10/31/17	10.45	0.03		2.74	2.77	—	(0.07)	(0.07)	13.15	26.62	11,457	1.57		1.62		0.27		95
Year ended 10/31/16	11.50	0.06	(e)	(0.50)	(0.44)	(0.55)	(0.06)	(0.61)	10.45	(4.03)	11,562	1.85		2.08		0.58	(e)	102
Year ended 10/31/15	11.00	0.01		0.49	0.50	—	(0.00)	—	11.50	4.57	12,854	1.85		2.76		0.11		89
Year ended 10/31/14(f)	10.00	(0.02)		1.02	1.00	—	—	—	11.00	10.00	16,796	1.85	(g)	3.04	(g)	(0.25	)(g)	102
Class C
Year ended 10/31/18	12.86	(0.09)		(0.22)	(0.31)	(0.84)	(0.95)	(1.79)	10.76	(3.24)	3,696	2.31	(d)	2.32	(d)	(0.76	)(d)	92
Year ended 10/31/17	10.30	(0.06)		2.69	2.63	—	(0.07)	(0.07)	12.86	25.65	2,812	2.32		2.37		(0.48)		95
Year ended 10/31/16	11.34	(0.02	)(e)	(0.48)	(0.50)	(0.48)	(0.06)	(0.54)	10.30	(4.68)	2,385	2.60		2.83		(0.17	)(e)	102
Year ended 10/31/15	10.92	(0.07)		0.49	0.42	—	(0.00)	—	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Year ended 10/31/14(f)	10.00	(0.10)		1.02	0.92	—	—	—	10.92	9.20	2,618	2.60	(g)	3.79	(g)	(1.00	)(g)	102
Class R
Year ended 10/31/18	13.06	(0.03)		(0.23)	(0.26)	(0.90)	(0.95)	(1.85)	10.95	(2.81)	211	1.81	(d)	1.82	(d)	(0.26	)(d)	92
Year ended 10/31/17	10.40	0.00		2.73	2.73	—	(0.07)	(0.07)	13.06	26.37	132	1.82		1.87		0.02		95
Year ended 10/31/16	11.45	0.04	(e)	(0.50)	(0.46)	(0.53)	(0.06)	(0.59)	10.40	(4.27)	83	2.10		2.33		0.33	(e)	102
Year ended 10/31/15	10.98	(0.02)		0.49	0.47	—	(0.00)	—	11.45	4.31	40	2.10		3.01		(0.14)		89
Year ended 10/31/14(f)	10.00	(0.04)		1.02	0.98	—	—	—	10.98	9.80	27	2.10	(g)	3.29	(g)	(0.50	)(g)	102
Class Y
Year ended 10/31/18	13.25	0.03		(0.23)	(0.20)	(0.96)	(0.95)	(1.91)	11.14	(2.28)	19,286	1.31	(d)	1.32	(d)	0.24	(d)	92
Year ended 10/31/17	10.51	0.06		2.75	2.81	—	(0.07)	(0.07)	13.25	26.85	12,145	1.32		1.37		0.52		95
Year ended 10/31/16	11.56	0.09	(e)	(0.50)	(0.41)	(0.58)	(0.06)	(0.64)	10.51	(3.74)	7,604	1.60		1.83		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	7,709	1.60		2.51		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	12,389	1.60	(g)	2.79	(g)	0.00	(g)	102
Class R5
Year ended 10/31/18	13.26	0.04		(0.23)	(0.19)	(0.97)	(0.95)	(1.92)	11.15	(2.17)	42	1.23	(d)	1.24	(d)	0.32	(d)	92
Year ended 10/31/17	10.50	0.07		2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	543	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	578	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	718	1.60	(g)	2.69	(g)	0.00	(g)	102
Class R6
Year ended 10/31/18	13.26	0.05		(0.23)	(0.18)	(0.97)	(0.95)	(1.92)	11.16	(2.09)	42,390	1.16	(d)	1.17	(d)	0.39	(d)	92
Year ended 10/31/17	10.50	0.07		2.76	2.83	—	(0.07)	(0.07)	13.26	27.07	47,232	1.22		1.25		0.62		95
Year ended 10/31/16	11.56	0.09	(e)	(0.51)	(0.42)	(0.58)	(0.06)	(0.64)	10.50	(3.83)	46,305	1.60		1.71		0.83	(e)	102
Year ended 10/31/15	11.02	0.04		0.50	0.54	—	(0.00)	—	11.56	4.93	609	1.60		2.38		0.36		89
Year ended 10/31/14(f)	10.00	0.00		1.02	1.02	—	—	—	11.02	10.20	562	1.60	(g)	2.69	(g)	0.00	(g)	102

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $15,504, $3,843, $168, $15,612, $47 and $46,087 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

Net investment income per share and the ratio of net investment income to average net assets include significant dividends received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $(0.00) and (0.00)%, $(0.08) and (0.75)%, $(0.02) and (0.25)%, $0.03 and 0.25%, $0.03 and 0.25% and $0.03 and 0.25% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)	Commencement date of December 19, 2013.
(g)	Annualized.

25                         Invesco Long/Short Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Long/Short Equity Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Long/Short Equity Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$949.30	$7.66	$1,017.34	$7.93	1.56%
C	1,000.00	945.50	11.33	1,013.56	11.72	2.31
R	1,000.00	948.10	8.89	1,016.08	9.20	1.81
Y	1,000.00	950.50	6.44	1,018.60	6.67	1.31
R5	1,000.00	950.50	6.00	1,019.06	6.21	1.22
R6	1,000.00	951.40	5.61	1,019.46	5.80	1.14

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Long/Short Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Long/Short Equity Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Alternative Long/Short Equity Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one and three year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both

28                         Invesco Long/Short Equity Fund

advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the

Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco Long/Short Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,730,324
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$1,621,515

30                         Invesco Long/Short Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Long/Short Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Long/Short Equity Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LSE-AR-1	12242018	0812

Annual Report to Shareholders	October 31, 2018

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ∎ C: LVLCX ∎ R: LVLRX ∎ Y: LVLYX ∎ R5: LVLFX ∎ R6: LVLSX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Low Volatility Emerging Markets Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Low Volatility Emerging Markets Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Low Volatility Emerging Markets Fund (the Fund), at net asset value (NAV), underperformed the MSCI Emerging Markets Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-14.82%
Class C Shares	-15.49
Class R Shares	-15.05
Class Y Shares	-14.66
Class R5 Shares	-14.66
Class R6 Shares	-14.67
MSCI All Country World Index▼ (Broad Market Index)	-0.52
MSCI Emerging Markets Index▼ (Style-Specific Index)	-12.52
Lipper Emerging Market Funds Index⬛ (Peer Group Index)	-13.05

Source(s): ▼RIMES Technologies Corp.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for global equities. The fiscal year began in the final months of 2017 with several US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility. Despite a sharp uptick in volatility, particularly in October 2018, US markets, in general, still produced positive returns for the fiscal year. International markets, however, were meaningfully less robust, many experiencing flat to negative results for the fiscal year. This divergence between the US and other markets could be attributed to the strength of the US economy and the widely-held belief that the US could win trade wars with other countries.

At the beginning of 2018, markets saw significant turbulence in late January and early February, when stocks were whipsawed – first by concerns about accelerated US Federal Reserve (the Fed) tightening and then, later in the year, by fears of brewing trade wars and geopolitical tensions. After a relatively quiet summer, market volatility markedly rose again in the final month of the fiscal year. Global equity markets (particularly the US) suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy.

Global economic growth, in general, was solid despite weakness in emerging markets. During the fiscal year, emerging markets were impacted by both country-specific issues, as well as, more generalized pressure resulting from the Fed’s tightening policy. In this environment, economic growth unsurprisingly slowed in emerging markets. Within the eurozone, economic growth accelerated, although there was divergence among countries. In Japan, economic growth improved over the latter part of the fiscal year. The US experienced strong growth during the fiscal year due to robust consumer and business spending. In addition, unemployment rates remained low, job creation was strong and inflation remained relatively controlled.

    At the close of the fiscal year, equity valuations in developed and emerging markets appeared relatively full in absolute terms, but overseas equity markets were trading at a material discount to those of the US. In sum, while valuations were not cheap, recent earnings growth and upward earnings revisions improved in many non-US developed markets.

    The Fund seeks to provide long-term growth of capital while achieving a lower volatility level than its style-specific benchmark over a full market cycle. The Fund seeks long-term capital growth through stock selection using a proprietary multifactor model based on fundamental and behavioral factors to forecast individual security returns and risk and rank companies relative to peers within their respective countries and sectors. The multi-factor model forecasts a return for each stock in the investable universe and is based on four concepts: Earnings Expectations, Market Sentiment, Management and Quality, and Value.1 For the fiscal year, the Fund had a lower volatility level than its style-specific benchmark, the MSCI Emerging Markets Index.

    For the fiscal year, stock selection in the utilities, industrials and real estate sectors contributed to the Fund’s performance relative to its style-specific benchmark. In addition, the Fund’s stock selection in and underweight allocation to the communication services sector benefited the Fund’s relative performance. This contribution was offset by adverse stock selection in the information technology (IT), health care and materials sectors. Another detractor from the Fund’s relative returns

Portfolio Composition
By sector	% of total net assets

Materials	18.1%
Industrials	16.3
Consumer Staples	11.5
Communication Services	9.7
Financials	7.8
Consumer Discretionary	7.6
Health Care	6.3
Energy	5.2
Information Technology	4.9
Utilities	4.7
Real Estate	1.6
Money Market Funds Plus Other Assets Less Liabilities	6.3

Top 10 Equity Holdings*
	% of total net assets

1.	HEG Ltd.	1.6%
2.	Engie Brasil Energia S.A.	1.6
3.	Petronas Chemicals Group Bhd.	1.5
4.	SK Telecom Co., Ltd.	1.5
5.	SLC Agricola S.A.	1.5
6.	PT Bukit Asam Tbk	1.5
7.	Chunghwa Telecom Co., Ltd.	1.5
8.	LUKOIL PJSC-ADR	1.5
9.	Tekfen Holding A.S.	1.4
10.	Graphite India Ltd.	1.4

Total Net Assets	$34.6 million

Total Number of Holdings*	104

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Low Volatility Emerging Markets Fund

was underweight exposures to the energy and financials sectors.

    From a geographic perspective, stock selection in India was the largest detractor from the Fund’s performance relative to the style-specific benchmark for the fiscal year. Stock selection in Brazil and Taiwan also hampered the Fund’s relative returns. The largest contributor to the Fund’s relative performance was stock selection in and overweight exposure to South Africa. In addition, underweight exposure to China aided the Fund’s relative performance.

    The top individual contributor to the Fund’s performance versus its style-specific benchmark for the fiscal year was South African bank Nedbank Group. However, we exited our position in the company before the close of the fiscal year, as we believed valuation had been reached. Also contributing to the Fund’s performance was Russian energy company LUKOIL, which benefited from rising oil prices.

    A key detractor from the Fund’s relative performance during the fiscal year was YY. The Chinese live-streaming company’s stock price suffered as its management reported disappointing forward guidance during the fiscal year. Also detracting from the Fund’s relative performance was South Korean chemical company Lotte Fine Chemicals and South African poultry products and services company Astral Foods.

    At the close of the fiscal year, relative to the Fund’s style-specific benchmark, the Fund held overweight positions in the consumer staples, industrials, health care, materials and utilities sectors, and underweight positions in the consumer discretionary, energy, financials, IT and communication services sectors. Geographically, the Fund held overweight positions in Brazil, Mexico, South Africa and India, and underweight positions in China and Taiwan.

    Please note, the Fund’s strategy is principally implemented through equity investments, but the Fund may also use futures contracts, a derivative instrument, to gain exposure to the equity market. During the fiscal year, the Fund invested in MSCI Emerging Markets Index futures contracts, which generated a negative return. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco Low Volatility Emerging Markets Fund.

1

The Model’s investment concepts – Earnings Expectations, Market Sentiment, Management and Quality, and Value are the foundation of the Fund’s stock selection process. Factors considered in the Earnings Expectations concept include, but are not limited to, earnings momentum and earnings revisions. Similarly, Market Sentiment evaluates measures of stock price momentum, while the Management and Quality concept assesses capital efficiency. Lastly, the Value concept evaluates cash flow, dividend and earnings yield.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Michael Abata Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets
Fund. He joined Invesco in 2011. Mr. Abata earned a BA in economics from Binghamton University.

Su-Jin Fabian Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets
Fund. She joined Invesco in 2007. Ms. Fabian received a Diplom Kauffrau degree from the Goethe University in Frankfurt, Germany.

Nils Huter Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Low Volatility Emerging Markets
Fund. He joined Invesco in 2007. Mr. Huter earned a business administration degree, Diplom Kaufmann (FH), from the University of Applied Sciences and Arts in Hildesheim.

5                          Invesco Low Volatility Emerging Markets Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/17/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Low Volatility Emerging Markets Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-2.73%
1 Year	-19.54

Class C Shares
Inception (12/17/13)	-2.35%
1 Year	-16.22

Class R Shares
Inception (12/17/13)	-1.85%
1 Year	-15.05

Class Y Shares
Inception (12/17/13)	-1.37%
1 Year	-14.66

Class R5 Shares
Inception (12/17/13)	-1.37%
1 Year	-14.66

Class R6 Shares
Inception (12/17/13)	-1.40%
1 Year	-14.67

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.09%, 2.84%, 2.34%, 1.84%, 1.65% and 1.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-1.19%
1 Year	-12.29

Class C Shares
Inception (12/17/13)	-0.79%
1 Year	-8.74

Class R Shares
Inception (12/17/13)	-0.28%
1 Year	-7.52

Class Y Shares
Inception (12/17/13)	0.21%
1 Year	-7.03

Class R5 Shares
Inception (12/17/13)	0.21%
1 Year	-7.03

Class R6 Shares
Inception (12/17/13)	0.19%
1 Year	-7.04

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

7                          Invesco Low Volatility Emerging Markets Fund

Invesco Low Volatility Emerging Markets Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility over a full market cycle may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such underperformance could be significant during sudden or significant market rallies. Additionally, legislative, regulatory, or tax developments may adversely affect management of

8	Invesco Low Volatility Emerging Markets Fund

the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI All Country World Index is an unmanaged index considered representative of large- and mid-cap stocks across developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–93.71%
Brazil–8.33%
Ecorodovias Infraestrutura e Logistica S.A.	156,900	$396,308
Engie Brasil Energia S.A.	51,200	547,564
Estacio Participacoes S.A.	29,600	184,130
Mahle-Metal Leve S.A.	49,800	290,115
Qualicorp Consultoria e Corretora de Seguros S.A.	47,300	182,260
SLC Agricola S.A.	34,600	525,764
Transmissora Alianca de Energia Eletrica S.A.(a)	71,000	428,118
Tupy S.A.	69,100	325,307
		2,879,566

Chile–0.23%
Embotelladora Andina S.A.–Preference Shares–Class B	23,510	81,268

China–12.85%
Anhui Conch Cement Co. Ltd.–Class A	98,577	462,630
Autohome Inc.–ADR	4,775	345,615
China Lilang Ltd.	118,000	97,599
China Resources Cement Holdings Ltd.	486,000	426,684
China Shineway Pharmaceutical Group Ltd.	187,000	216,974
Chongqing Rural Commercial Bank Co., Ltd.–Class H	672,000	370,194
Daqin Railway Co., Ltd.–Class A	415,467	481,168
Jiangsu Expressway Co. Ltd.–Class H	134,000	179,761
Longfor Group Holdings Ltd.	87,500	213,309
Sany Heavy Industry Co., Ltd.–Class A	403,200	456,170
Sinopec Shanghai Petrochemical Co., Ltd.–Class A	600,500	454,631
Yantai Changyu Pioneer Wine Co. Ltd.–Class B	64,900	138,051
YiChang HEC ChangJiang Pharmaceutical Co.Ltd.–Class H(b)	92,600	317,053
YY Inc.–ADR(c)	4,430	283,077
		4,442,916

Hong Kong–0.21%
Kingboard Laminates Holdings Ltd.	96,000	73,641

India–12.57%
Graphite India Ltd.	38,042	489,589
HEG Ltd.	9,451	548,186
Hero MotoCorp Ltd.	10,566	394,712
JSW Steel Ltd.	99,918	459,288
KEC International Ltd.	79,399	304,106
NHPC Ltd.	660,346	217,782
NMDC Ltd.	322,937	476,686
Power Finance Corp. Ltd.	265,111	343,374
Rural Electrification Corp. Ltd.	208,383	328,025
Sanofi India Ltd.	1,052	82,390
Sun TV Network Ltd.	33,520	294,991
Tata Steel Ltd.	54,124	407,050
		4,346,179

	Shares	Value
Indonesia–1.52%
PT Bukit Asam Tbk	1,873,200	$524,622

Malaysia–4.52%
AirAsia Group Bhd.	512,700	322,237
Petronas Chemicals Group Bhd.	235,800	526,880
Petronas Dagangan Bhd.	31,300	194,480
PPB Group Bhd.	54,360	217,726
Public Bank Bhd.	51,600	303,580
		1,564,903

Mexico–6.60%
Alfa, S.A.B. de C.V.–Class A	384,900	407,008
Coca-Cola FEMSA, S.A.B. de C.V.–Series L	60,300	344,376
Grupo Aeroportuario del Centro Norte, S.A.B. de C.V.	73,900	387,049
Grupo Comercial Chedraui, S.A. de C.V.	49,900	88,116
Industrias Bachoco, S.A.B. de C.V.–Series B	36,100	132,026
Megacable Holdings S.A.B. de C.V.–Series CPO(d)	99,700	443,253
Wal-Mart de Mexico S.A.B. de C.V.–Series V	188,500	481,985
		2,283,813

Pakistan–0.61%
Engro Fertilizers Ltd.	183,000	111,991
Fauji Fertilizer Co. Ltd.	133,500	99,045
		211,036

Poland–3.17%
Jastrzebska Spolka Weglowa S.A.(c)	19,121	368,751
LPP S.A.	165	337,555
Powszechny Zaklad Ubezpieczen S.A.	38,313	390,463
		1,096,769

Qatar–0.78%
Qatar Islamic Bank (S.A.Q)	6,376	268,298

Russia–5.41%
LUKOIL PJSC–ADR	6,809	508,632
Mobile TeleSystems PJSC–ADR	27,376	219,282
Novolipetsk Steel PJSC–GDR	17,448	421,544
Rosseti PJSC	10,467,000	107,098
Tatneft PJSC–ADR	6,879	488,409
Unipro PJSC	3,070,000	126,205
		1,871,170

South Africa–7.25%
Absa Group Ltd.	34,876	351,646
AECI Ltd.	17,036	109,127
African Rainbow Minerals Ltd.	16,870	142,816
Astral Foods Ltd.	31,170	418,304
AVI Ltd.	50,529	342,511
Kumba Iron Ore Ltd.	18,950	371,229
Liberty Holdings Ltd.	46,530	340,605

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value
South Africa–(continued)
Reunert Ltd.	54,452	$294,360
Tsogo Sun Holdings Ltd.	98,915	135,440
		2,506,038

South Korea–14.85%
Chong Kun Dang Pharmaceutical Corp.	4,443	339,740
Daewon Pharmaceutical Co., Ltd.	8,376	119,087
Grand Korea Leisure Co., Ltd.	19,374	379,410
Huchems Fine Chemical Corp.	11,019	211,450
Korea United Pharm., Inc.	8,850	174,437
KT&G Corp.	5,282	473,019
Kwang Dong Pharmaceutical Co., Ltd.	14,396	70,734
LG Corp.	6,275	366,222
Lotte Chemical Corp.	315	72,758
LOTTE Fine Chemical Co., Ltd.	9,067	325,719
Lotte Food Co., Ltd.	426	246,980
Lotte Himart Co., Ltd.	7,500	369,757
LS Industrial Systems Co., Ltd.	5,897	255,504
Samjin Pharmaceutical Co., Ltd.	10,328	335,735
Samsung Electronics Co., Ltd.	9,672	361,729
SK hynix Inc.	6,729	405,205
SK Telecom Co., Ltd.	2,238	526,334
SL Corp.	8,141	103,297
		5,137,117

Taiwan–3.97%
Chipbond Technology Corp.	238,000	440,568
Chunghwa Telecom Co., Ltd.	146,000	516,290
Powertech Technology Inc.	161,000	349,646
Syncmold Enterprise Corp.	31,500	66,238
		1,372,742

Thailand–5.46%
Advanced Info Service PCL	80,800	471,638
Intouch Holdings PCL	172,222	272,750

	Shares	Value
Thailand–(continued)
Mega Lifesciences PCL	305,400	$345,475
PTT Exploration & Production PCL	19,300	81,511
PTT Global Chemical PCL	184,700	429,017
Ratchaburi Electricity Generating Holding PCL	133,300	197,035
Thai Vegetable Oil PCL	108,500	92,462
		1,889,888

Turkey–2.55%
BIM Birlesik Magazalar A.S.	26,973	383,150
Tekfen Holding A.S.	130,835	497,162
		880,312

United Arab Emirates–1.77%
Air Arabia PJSC	956,648	265,652
Aldar Properties PJSC	737,367	347,289
		612,941

United Kingdom–1.06%
Mondi Ltd.	15,337	366,216
Total Common Stocks & Other Equity Interests (Cost $36,440,877)		32,409,435

Money Market Funds–0.08%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(e)	9,664	9,664
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(e)	6,900	6,901
Invesco Treasury Portfolio–Institutional Class, 2.09%(e)	11,044	11,044
Total Money Market Funds (Cost $27,609)		27,609
TOTAL INVESTMENTS IN SECURITIES–93.79% (Cost $36,468,486)		32,437,044
OTHER ASSETS LESS LIABILITIES–6.21%		2,148,691
NET ASSETS–100.00%		$34,585,735

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Each unit represents two preferred shares and one common share.
(b)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented less than 1% of the Fund’s Net Assets.

(c)	Non-income producing security.
(d)	Each CPO represents two Series A shares.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

Open Futures Contracts–Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Mini Index	37	December-2018	$1,769,895	$(56,295)	$(56,295)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $36,440,877)	$32,409,435
Investments in affiliated money market funds, at value and cost	27,609
Other investments:
Variation margin receivable — futures	150,818
Foreign currencies, at value (Cost $2,065,409)	2,026,646
Receivable for:
Dividends and interest	91,249
Fund shares sold	152
Investment for trustee deferred compensation and retirement plans	9,850
Other assets	57,397
Total assets	34,773,156

Liabilities:
Payable for:
Amount due custodian	34,225
Fund shares repurchased	37,043
Accrued foreign taxes	22,589
Accrued fees to affiliates	5,238
Accrued trustees’ and officers’ fees and benefits	1,675
Accrued other operating expenses	76,801
Trustee deferred compensation and retirement plans	9,850
Total liabilities	187,421
Net assets applicable to shares outstanding	$34,585,735

Net assets consist of:
Shares of beneficial interest	$33,668,604
Distributable earnings	917,131
$34,585,735

Net Assets:
Class A	$2,063,228
Class C	$203,177
Class R	$28,349
Class Y	$1,705,433
Class R5	$7,224
Class R6	$30,578,324

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	291,561
Class C	29,004
Class R	4,016
Class Y	240,571
Class R5	1,019
Class R6	4,318,044
Class A:
Net asset value per share	$7.08
Maximum offering price per share
(Net asset value of $7.08 ÷ 94.50%)	$7.49
Class C:
Net asset value and offering price per share	$7.01
Class R:
Net asset value and offering price per share	$7.06
Class Y:
Net asset value and offering price per share	$7.09
Class R5:
Net asset value and offering price per share	$7.09
Class R6:
Net asset value and offering price per share	$7.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $161,412)	$1,513,558
Dividends from affiliated money market funds	1,241
Total investment income	1,514,799

Expenses:
Advisory fees	398,935
Administrative services fees	50,000
Custodian fees	65,657
Distribution fees:
Class A	13,988
Class C	2,906
Class R	148
Transfer agent fees — A, C, R and Y	18,316
Transfer agent fees — R6	124
Trustees’ and officers’ fees and benefits	21,518
Registration and filing fees	81,792
Reports to shareholders	14,864
Professional services fees	99,115
Other	24,896
Total expenses	792,259
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(314,446)
Net expenses	477,813
Net investment income	1,036,986

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $80,547)	4,434,561
Foreign currencies	(121,538)
Futures contracts	(149,406)
4,163,617
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $62,262)	(10,713,942)
Foreign currencies	(27,908)
Futures contracts	(68,005)
(10,809,855)
Net realized and unrealized gain (loss)	(6,646,238)
Net increase (decrease) in net assets resulting from operations	$(5,609,252)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$1,036,986	$972,811
Net realized gain	4,163,617	5,723,909
Change in net unrealized appreciation (depreciation)	(10,809,855)	1,372,754
Net increase (decrease) in net assets resulting from operations	(5,609,252)	8,069,474

Distributions to shareholders from distributable earnings(1):
Class A	(1,058,236)	(139,844)
Class C	(47,838)	(3,973)
Class R	(3,419)	(1,170)
Class Y	(287,090)	(101,889)
Class R5	(1,463)	(6,448)
Class R6	(5,381,200)	(1,954,196)
Total distributions to shareholders from distributable earnings	(6,779,246)	(2,207,520)

Share transactions–net:
Class A	(3,943,333)	3,026,098
Class C	(31,555)	59,423
Class R	14,391	(5,494)
Class Y	486,772	(543,569)
Class R5	—	(138,308)
Class R6	4,260,549	(5,053,148)
Net increase (decrease) in net assets resulting from share transactions	786,824	(2,654,998)
Net increase (decrease) in net assets	(11,601,674)	3,206,956

Net assets applicable to common shares:
Beginning of year	46,187,409	42,980,453
End of year	$34,585,735	$46,187,409

(1)

For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately. For the year ended October 31, 2017, distributions from net investment income were $35,912, $179, $235, $29,372, $1,859 and $563,343 and distributions from net realized gains were $103,932, $3,794, $935, $72,517, $4,589 and $1,390,853 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they

14                         Invesco Low Volatility Emerging Markets Fund

may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

15                         Invesco Low Volatility Emerging Markets Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only

16                         Invesco Low Volatility Emerging Markets Fund

in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.33%, 2.08%, 1.58%, 1.08%, 1.08% and 1.08%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $296,005 and reimbursed class level expenses of $12,612, $655, $67, $4,634, and $124 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to

17                         Invesco Low Volatility Emerging Markets Fund

the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $1,199 in front-end sales commissions from the sale of Class A shares and $677 and $150 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Brazil	$2,879,566	$—	$—	$2,879,566
Chile	81,268	—	—	81,268
China	2,412,961	2,029,955	—	4,442,916
Hong Kong	—	73,641	—	73,641
India	2,066,393	2,279,786	—	4,346,179
Indonesia	—	524,622	—	524,622
Malaysia	1,261,323	303,580	—	1,564,903
Mexico	2,283,813	—	—	2,283,813
Pakistan	211,036	—	—	211,036
Poland	706,306	390,463	—	1,096,769
Qatar	—	268,298	—	268,298
Russia	1,637,867	233,303	—	1,871,170
South Africa	2,154,392	351,646	—	2,506,038
South Korea	526,334	4,610,783	—	5,137,117
Taiwan	—	1,372,742	—	1,372,742
Thailand	1,889,888	—	—	1,889,888
Turkey	880,312	—	—	880,312
United Arab Emirates	612,941	—	—	612,941
United Kingdom	—	366,216	—	366,216
Money Market Funds	27,609	—	—	27,609
Total Investments in Securities	19,632,009	12,805,035	—	32,437,044
Other Investments — Liabilities*
Futures Contracts	(56,295)	—	—	(56,295)
Total Investments	$19,575,714	$12,805,035	$—	$32,380,749

*	Unrealized appreciation (depreciation).

18                         Invesco Low Volatility Emerging Markets Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(56,295)
Derivatives not subject to master netting agreements	56,295
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(149,406)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(68,005)
Total	$(217,411)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,324,748

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $349.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets — PENDING

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$3,593,067	$2,207,520
Long-term capital gain	3,186,179	—
Total Distributions	$6,779,246	$2,207,520

19                         Invesco Low Volatility Emerging Markets Fund

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$789,880
Undistributed long-term gain	4,311,416
Net unrealized appreciation (depreciation) — investments	(4,136,737)
Net unrealized appreciation (depreciation) — foreign currencies	(38,684)
Temporary book/tax differences	(8,744)
Shares of beneficial interest	33,668,604
Total net assets	$34,585,735

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, futures contracts and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $25,131,813 and $30,672,288, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,893,686
Aggregate unrealized (depreciation) of investments	(6,030,423)
Net unrealized appreciation (depreciation) of investments	$(4,136,737)

Cost of investments for tax purposes is $36,517,486.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and foreign capital gain tax, on October 31, 2018, undistributed net investment income was decreased by $202,112 and undistributed net realized gain was increased by $202,112. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

20                         Invesco Low Volatility Emerging Markets Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	381,199	$3,446,533	1,066,732	$9,578,200
Class C	8,334	74,056	38,430	348,928
Class R	2,403	21,202	459	4,242
Class Y	89,593	785,974	199,976	1,764,679
Class R6	528,440	4,239,883	1,113,879	9,802,466

Issued as reinvestment of dividends:
Class A	124,439	1,036,572	9,568	76,541
Class C	5,593	46,480	456	3,652
Class R	243	2,025	98	786
Class Y	33,652	280,324	5,460	43,731
Class R6	646,603	5,379,736	243,469	1,947,749

Reacquired:
Class A	(982,782)	(8,426,438)	(726,230)	(6,628,643)
Class C	(18,419)	(152,091)	(34,600)	(293,157)
Class R	(1,052)	(8,836)	(1,163)	(10,522)
Class Y	(69,785)	(579,526)	(247,850)	(2,351,979)
Class R5	—	—	(13,982)	(138,308)
Class R6	(610,020)	(5,359,070)	(1,877,418)	(16,803,363)
Net increase (decrease) in share activity	138,441	$786,824	(222,716)	$(2,654,998)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

In addition, 88% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

21                         Invesco Low Volatility Emerging Markets Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$9.72	$0.19	$(1.42)	$(1.23)	$(0.19)	$(1.22)	$(1.41)	$7.08	(14.82)%	$2,063	1.33	%(d)	2.25	%(d)	2.22	%(d)	61%
Year ended 10/31/17	8.64	0.17	1.32	1.49	(0.10)	(0.31)	(0.41)	9.72	18.29	7,471	1.39		2.09		1.89		54
Year ended 10/31/16	8.08	0.17	0.46	0.63	(0.07)	—	(0.07)	8.64	7.98	3,617	1.72		2.27		2.08		63
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Year ended 10/31/14(e)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71	(f)	10.36	(f)	1.69	(f)	38
Class C
Year ended 10/31/18	9.65	0.12	(1.40)	(1.28)	(0.14)	(1.22)	(1.36)	7.01	(15.49)	203	2.08	(d)	3.00	(d)	1.47	(d)	61
Year ended 10/31/17	8.55	0.10	1.32	1.42	(0.01)	(0.31)	(0.32)	9.65	17.38	323	2.14		2.84		1.14		54
Year ended 10/31/16	8.00	0.11	0.45	0.56	(0.01)	—	(0.01)	8.55	7.08	250	2.47		3.02		1.33		63
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Year ended 10/31/14(e)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46	(f)	11.11	(f)	0.94	(f)	38
Class R
Year ended 10/31/18	9.70	0.16	(1.41)	(1.25)	(0.17)	(1.22)	(1.39)	7.06	(15.05)	28	1.58	(d)	2.50	(d)	1.97	(d)	61
Year ended 10/31/17	8.62	0.14	1.32	1.46	(0.07)	(0.31)	(0.38)	9.70	17.91	23	1.64		2.34		1.64		54
Year ended 10/31/16	8.06	0.15	0.46	0.61	(0.05)	—	(0.05)	8.62	7.68	26	1.97		2.52		1.83		63
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Year ended 10/31/14(e)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96	(f)	10.61	(f)	1.44	(f)	38
Class Y
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	1,705	1.08	(d)	2.00	(d)	2.47	(d)	61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	1,823	1.14		1.84		2.14		54
Year ended 10/31/16	8.10	0.19	0.46	0.65	(0.09)	—	(0.09)	8.66	8.25	1,987	1.47		2.02		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46	(f)	10.11	(f)	1.94	(f)	38
Class R5
Year ended 10/31/18	9.74	0.21	(1.42)	(1.21)	(0.22)	(1.22)	(1.44)	7.09	(14.66)	7	1.08	(d)	1.77	(d)	2.47	(d)	61
Year ended 10/31/17	8.66	0.19	1.32	1.51	(0.12)	(0.31)	(0.43)	9.74	18.51	10	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.18	0.47	0.65	(0.09)	—	(0.09)	8.66	8.25	130	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46	(f)	10.06	(f)	1.94	(f)	38
Class R6
Year ended 10/31/18	9.74	0.21	(1.43)	(1.22)	(0.22)	(1.22)	(1.44)	7.08	(14.76)	30,578	1.08	(d)	1.77	(d)	2.47	(d)	61
Year ended 10/31/17	8.65	0.19	1.33	1.52	(0.12)	(0.31)	(0.43)	9.74	18.65	36,536	1.14		1.65		2.14		54
Year ended 10/31/16	8.10	0.19	0.45	0.64	(0.09)	—	(0.09)	8.65	8.12	36,970	1.47		1.87		2.33		63
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(e)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46	(f)	10.06	(f)	1.94	(f)	38

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,595, $291, $29, $2,056, $9, and $34,687 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

22                         Invesco Low Volatility Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds) and Shareholders of Invesco Low Volatility Emerging Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Low Volatility Emerging Markets Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23                         Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$819.40	$6.10	$1,018.50	$6.77	1.33%
C	1,000.00	816.10	9.52	1,014.72	10.56	2.08
R	1,000.00	817.10	7.24	1,017.24	8.03	1.58
Y	1,000.00	819.70	4.95	1,019.76	5.50	1.08
R5	1,000.00	819.70	4.95	1,019.76	5.50	1.08
R6	1,000.00	819.40	4.95	1,019.76	5.50	1.08

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

24                         Invesco Low Volatility Emerging Markets Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Low Volatility Emerging Markets Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by

Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Deutschland GmbH currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Emerging Markets Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one and three year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one and three year periods. The Board noted that underweight and overweight exposure to and stock selection in certain sectors detracted from the Fund’s performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted

25                         Invesco Low Volatility Emerging Markets Fund

that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

26                         Invesco Low Volatility Emerging Markets Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$3,186,179
Qualified Dividend Income*	20.73%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Foreign Taxes	$0.0313	per share
Foreign Income	$0.3437	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$2,566,394

27                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Low Volatility Emerging Markets Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Low Volatility Emerging Markets Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	LVEM-AR-1	12242018	0815

Annual Report to Shareholders	October 31, 2018

Invesco Macro Allocation Strategy Fund
Nasdaq:
A: GMSDX ∎ C: GMSEX ∎ R: GMSJX ∎ Y: GMSHX ∎ R5: GMSKX ∎ R6: GMSLX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Macro Allocation Strategy Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Macro Allocation Strategy Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Macro Allocation Strategy Fund (the Fund), at net asset value (NAV), underperformed the Bloomberg Barclays 3-Month Treasury Bellwether Index, the Fund’s broad market/style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.03%
Class C Shares	-4.80
Class R Shares	-4.24
Class Y Shares	-3.80
Class R5 Shares	-3.79
Class R6 Shares	-3.80
Bloomberg Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	1.69
Lipper Absolute Return Funds Index⬛ (Peer Group Index)	-1.06

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

During the fiscal year ended October 31, 2018, the strategic equity and commodity exposures of the Fund detracted from returns while the Fund’s sovereign debt exposure contributed to results. Within the tactical allocation process, commodities contributed to Fund performance during the fiscal year while bonds and equities detracted. The Fund, at NAV, reported negative absolute performance for the fiscal year. The Fund invests in derivatives, such as swaps and futures, which are expected to correspond to the performance of US and international fixed income, equity and commodity markets. The strategic allocation portion of the investment process involves first selecting representative assets for each asset class (equities, fixed income and commodities) from a universe of more than 50 assets. Next, we seek to construct the portfolio so that an approximately equal amount of risk comes from our equity, fixed income and commodity allocations. Tactical adjustments to the Fund’s portfolio, which are designed to drive the majority of results over time, are made on a monthly basis to try and take advantage of short-term market dynamics.

    The results from the smaller strategic allocation were negative for the fiscal year as the risk-balanced exposure to each asset class proved detrimental.

    Results from the tactical allocation process were also detrimental in aggregate for the fiscal year, delivering mixed results across each asset class.

    The Fund’s largely long exposure to equities worked in favor of Fund performance until the last month of the fiscal year. The atypical strong decline across global equity markets during October 2018 had a meaningful negative impact on the portfolio’s results. While the immediate trigger of the sell-off is debatable, some combination of accumulating challenges to future growth – increases in treasury yields, evidence of slowing growth in many markets or trade conflicts – almost certainly contributed to the decline.

    The Fund’s tactical exposure to sovereign debt was also unfavorable for the fiscal year. Results were mixed across the different bond markets the strategy engages in. Our short bias to US government bonds was the only contributor to Fund results, in line with the asset class’ behavior in periods of interest rate increases. The broader mixed stance to the other sovereign debt markets in the portfolio proved to be detrimental to Fund results for the fiscal year. Canadian government bonds struggled with the incremental increases of local interest rates. Broad defensively positioned European bonds, namely German bunds and UK gilts, detracted from Fund results mainly driven by geopolitical tensions. In the case of Germany, the newly-elected Italian government increased demand for bunds. As for gilts, the uncertainty surrounding a disorderly Brexit made this asset a sought after so-called safe-haven assets at an untimely moment. The Fund’s largely defensive Australian government debt exposure also proved detrimental to Fund results during the fiscal year as a weak Chinese economy triggered uncertainty around risky assets.

    The Fund’s tactical allocation to commodities was a net contributor to Fund results for the fiscal year. Overall, our exposure to the energy complex was largely long, while the other three complexes – agriculture, industrial metals and precious metals – experienced varied exposures during the fiscal year. Our long exposure to energy commodities profited from newly imposed sanctions on Iran, draws on US inventories and lack of definition of OPEC’s production cuts, as well as Venezuela’s depleted oil production infrastructure, which made an impact on global prices. As for precious metals, our defensive stance was consistent with an environment of interest rate increases that proved positive for Fund results. Agriculture and industrial metals were mostly impacted by the uncertainties surrounding news on the impending trade wars. Our defensive posture in agriculture commodities resulted in mixed performances across assets, while our largely long exposure to industrial metals detracted from Fund results during the fiscal year.

Target Risk Allocation and Notional Asset Weights as of 10/31/18
By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	75.64%	62.11%
Fixed Income	0.08	6.57
Commodities	24.28	-4.30
Total	100.00	64.38
*

Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.

**

Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

Total Net Assets	$41.8 million

4	Invesco Macro Allocation Strategy Fund

    Please note that our strategy is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    We thank you for your investment in Invesco Macro Allocation Strategy Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco

Macro Allocation Strategy Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.
Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.
Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Macro Allocation Strategy
Fund. He joined Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

Assisted by the Invesco Global Asset Allocation Team

5                          Invesco Macro Allocation Strategy Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 9/26/12

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco Macro Allocation Strategy Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception	1.87%
5 Years	0.78
1 Year	-9.32

Class C Shares
Inception	2.07%
5 Years	1.19
1 Year	-5.71

Class R Shares
Inception	2.61%
5 Years	1.74
1 Year	-4.24

Class Y Shares
Inception (9/26/12)	3.10%
5 Years	2.20
1 Year	-3.80

Class R5 Shares
Inception	3.12%
5 Years	2.25
1 Year	-3.79

Class R6 Shares
Inception	3.08%
5 Years	2.18
1 Year	-3.80

On August 28, 2013, Class H1 shares converted to Class Y shares.

Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

The performance data quoted represent past performance and cannot guarantee comparable future results;

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception	3.08%
5 Years	2.65
1 Year	-0.78

Class C Shares
Inception	3.29%
5 Years	3.05
1 Year	3.16

Class R Shares
Inception	3.83%
5 Years	3.60
1 Year	4.80

Class Y Shares
Inception (9/26/12)	4.33%
5 Years	4.08
1 Year	5.22

Class R5 Shares
Inception	4.34%
5 Years	4.10
1 Year	5.22

Class R6 Shares
Inception	4.31%
5 Years	4.06
1 Year	5.23

current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.46%, 2.21%, 1.71%, 1.21%, 1.21% and 1.21%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.31%, 3.06%, 2.56%, 2.06%, 1.98% and 1.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Macro Allocation Strategy Fund

Invesco Macro Allocation Strategy Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.
∎	Commodity-linked notes risk. In addition to risks associated with the underlying commodities, investments in commodity-linked notes may be subject to additional risks, such as non-payment of interest and loss of principal, counterparty risk, lack of a secondary market and risk of greater volatility than traditional equity and debt securities. The value of the commodity-linked notes the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves volatile. Additionally, certain commodity-linked notes employ “economic” leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. Such economic leverage will increase the volatility of the value of these commodity-linked notes and the Fund to the extent it invests in such notes.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎	Correlation risk. Because the Fund’s investment strategy seeks to balance risk across three asset classes and, within each asset class, across different countries and investments, to the extent either the asset classes or the selected countries and investments become correlated in a way not anticipated by the Adviser, the Fund’s risk allocation process may result in magnified risks and loss instead of balancing (reducing) the risk of loss.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money

8	Invesco Macro Allocation Strategy Fund

on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. The SEC has proposed new regulations related to the use of derivatives and related instruments by registered investment companies. If adopted as proposed, these regulations would limit the Fund’s ability to engage in derivatives transactions and may result in increased costs or require the Fund to modify its investment strategies or to liquidate. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than most other mutual funds because the Fund will implement its investment strategy primarily through derivative instruments rather than direct investments in stocks/bonds.

∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎	Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency

9                          Invesco Macro Allocation Strategy Fund

exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in the prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in the prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	Volatility risk. Although the Fund’s investment strategy targets a specific volatility level, certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

About indexes used in this report

∎	The Bloomberg Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
∎	The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10                          Invesco Macro Allocation Strategy Fund

Consolidated Schedule of Investments

October 31, 2018

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–34.28%
U.S. Treasury Bills–13.98%(a)(b)
U.S. Treasury Bills	0.65-0.83%	12/27/2018	$2,900,000	$2,890,595
U.S. Treasury Bills	1.17%	02/07/2019	2,970,000	2,951,465
				5,842,060

U.S. Treasury Notes–20.30%(c)
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate)	2.31%	01/31/2020	3,100,000	3,100,636
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.03%)	2.35%	04/30/2020	2,380,000	2,380,972
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)	2.36%	07/31/2020	3,000,000	3,001,168
				8,482,776
Total U.S. Treasury Securities (Cost $14,322,994)				14,324,836

			Shares

Money Market Funds–64.01%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(d)			11,182,398	11,182,398
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(d)			4,752,219	4,753,169
Invesco Treasury Portfolio–Institutional Class, 2.09%(d)			7,605,027	7,605,027
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 2.26%(d)			3,206,626	3,206,626
Total Money Market Funds (Cost $26,747,023)				26,747,220
TOTAL INVESTMENTS IN SECURITIES–98.29% (Cost $41,070,017)				41,072,056
OTHER ASSETS LESS LIABILITIES–1.71%				715,234
NET ASSETS–100.00%				$41,787,290

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Brent Crude	14	March-2019	$1,050,700	$(30,855)	$(30,855)
Gasoline Reformulated Blendstock Oxygenate Blending	10	November-2018	735,588	(47,103)	(47,103)
Low Sulphur Gas Oil	15	December-2018	1,048,500	(19,690)	(19,690)
New York Harbor Ultra-Low-Sulfur Diesel	10	February-2019	938,364	(50,372)	(50,372)
WTI Crude	15	March-2019	988,200	(97,464)	(97,464)
Subtotal — Commodity Risk				(245,484)	(245,484)
EURO STOXX 50 Index	47	December-2018	1,700,312	(77,518)	(77,518)
E-Mini Russell 2000 Index	34	December-2018	2,570,230	(351,725)	(351,725)
E-Mini S&P 500 Index	31	December-2018	4,202,205	(296,468)	(296,468)
FTSE 100 Index	44	December-2018	3,999,284	(102,320)	(102,320)
Hang Seng Index	9	November-2018	1,429,485	7,127	7,127
Mini MSCI Emerging Markets Index	18	December-2018	861,030	(69,020)	(69,020)
S&P/TSX 60 Index	29	December-2018	3,939,656	(226,493)	(226,493)
Tokyo Stock Price Index	53	December-2018	7,707,981	(370,585)	(370,585)
Subtotal — Equity Risk				(1,487,002)	(1,487,002)
Australia 10 Year Bonds	72	December-2018	6,598,339	(18,781)	(18,781)
Euro Bund	41	December-2018	7,442,260	(2,056)	(2,056)
Subtotal — Interest Rate Risk				(20,837)	(20,837)
Subtotal — Long Futures Contracts				$(1,753,323)	$(1,753,323)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Allocation Strategy Fund

Open Futures Contracts–(continued)
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Cocoa	61	March-2019	$(1,374,330)	$(129,864)	$(129,864)
Coffee “C”	34	December-2018	(1,436,925)	(57,158)	(57,158)
Corn	32	December-2018	(581,200)	3,689	3,689
Cotton No. 2	17	December-2018	(653,310)	18,943	18,943
Lean Hogs	29	December-2018	(678,020)	(107,419)	(107,419)
LME Nickel	4	December-2018	(275,196)	26,211	26,211
Silver	10	December-2018	(714,100)	15,222	15,222
Soybean Oil	70	December-2018	(1,176,840)	10,764	10,764
Soybeans	19	July-2019	(846,688)	20,933	20,933
Wheat	24	December-2018	(600,600)	9,048	9,048
Subtotal — Commodity Risk				(189,631)	(189,631)
Canada 10 Year Bonds	16	December-2018	(1,606,138)	(2,579)	(2,579)
10 Year Mini Japanese Government Bonds	37	December-2018	(4,936,066)	(10,789)	(10,789)
Long Gilt	23	December-2018	(3,598,683)	(48,279)	(48,279)
U.S. Treasury Long Bonds	7	December-2018	(966,875)	13,983	13,983
Subtotal — Interest Rate Risk				(47,664)	(47,664)
Subtotal — Short Futures Contracts				(237,295)	(237,295)
Total Futures Contracts				$(1,990,618)	$(1,990,618)

Open Over-The-Counter Total Return Swap Agreements(e)(f)
Counterparty	Pay/ Receive	Reference Entity(g)	Fixed Rate	Payment Frequency	Number of Contracts	Maturity Date	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Pay	Barclays Commodity Strategy 1606 Index	0.41%	Monthly	800	July-2019	$171,227	$—	$3,060	$3,060
Barclays Bank PLC	Pay	Barclays Soybean Meal S2 Nearby Excess Return Index	0.30	Monthly	280	September-2019	272,255	—	17,151	17,151
JPMorgan Chase Bank, N.A.	Pay	S&P GSCI Gold Index Excess Return	0.08	Monthly	5,540	June-2019	538,756	—	4,224	4,224
Merrill Lynch International	Pay	Merrill Lynch Gold Excess Return Index	0.14	Monthly	5,790	July-2019	875,524	—	0	0
Merrill Lynch International	Receive	MLCX Natural Gas Annual Excess Return Index	0.25	Monthly	52,200	November-2018	2,425,472	—	0	0
Merrill Lynch International	Receive	MLCXLXAE Excess Return Index	0.25	Monthly	2,050	March-2019	455,340	—	0	0
Morgan Stanley Capital Services LLC	Pay	S&P GSCI Aluminum Dynamic Roll Index Excess Return	0.38	Monthly	2,930	April-2019	302,414	—	12,712	12,712
Subtotal — Appreciation								—	37,147	37,147
Barclays Bank PLC	Receive	Barclays Commodity Strategy 1452 Excess Return Index	0.33	Monthly	2,000	October-2019	994,773	—	(32,622)	(32,622)
Barclays Bank PLC	Receive	Barclays Live Cattle Roll Yield Excess Return Index	0.47	Monthly	490	January-2019	61,995	—	(80)	(80)
Goldman Sachs International	Pay	S&P GSCI Sugar Excess Return Index	0.15	Monthly	5,120	September-2019	851,435	—	(16,450)	(16,450)
Subtotal — Depreciation								—	(49,152)	(49,152)
Total-Open Over-The-Counter Total Return Swap Agreements — Commodity Risk								$—	$(12,005)	$(12,005)

Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2018.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.
(e)	The Fund receives or pays payments based on any positive or negative return on the Reference Entity, respectively.
(f)	Open Over-The-Counter Total Return swap agreements are collateralized by cash held with the swap Counterparties in the amount of $300,000.
(g)	The table below includes additional information regarding the underlying components of certain reference entities that are not publicly available.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Allocation Strategy Fund

	Reference Entity Components
Reference Entity	Underlying Components	Percentage
	Barclays Commodity Strategy 1606 Index
	Long Futures Contracts
	Sugar	100.00%

	Barclays Soybean Meal S2 Nearby Excess Return Index
	Long Futures Contracts
	Soybean Meal	100.00%

	S&P GSCI Gold Index Excess Return
	Long Futures Contracts
	Gold	100.00%

	Merrill Lynch Gold Excess Return Index
	Long Futures Contracts
	Gold	100.00%

	MLCX Natural Gas Annual Excess Return Index
	Long Futures Contracts
	Natural Gas	100.00%

	MLCXLXAE Excess Return Index
	Long Futures Contracts
	Zinc	100.00%

	S&P GSCI Aluminum Dynamic Roll Index Excess Return
	Long Futures Contracts
	Aluminum	100.00%

	Barclays Commodity Strategy 1452 Excess Return Index
	Long Futures Contracts
	Copper	100.00%

	Barclays Live Cattle Roll Yield Excess Return Index
	Long Futures Contracts
	Live Cattle	100.00%

	S&P GSCI Sugar Excess Return Index
	Long Futures Contracts
	Sugar	100.00%

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $14,322,994)	$14,324,836
Investments in affiliated money market funds, at value (Cost $26,747,023)	26,747,220
Other investments:
Variation margin receivable — futures contracts	280,692
Unrealized appreciation on futures contracts	26,211
Swaps receivable — OTC	134,994
Unrealized appreciation on swap agreements	37,147
Cash	73
Deposits with brokers:
Cash collateral — OTC derivatives	300,000
Receivable for:
Dividends and interest	56,811
Fund shares sold	141,382
Investment for trustee deferred compensation and retirement plans	17,337
Other assets	51,082
Total assets	42,117,785

Liabilities:
Other investments:
Swaps payable — OTC	43,346
Unrealized depreciation on swap agreements	49,152
Payable for:
Fund shares repurchased	117,317
Accrued fees to affiliates	13,043
Accrued trustees’ and officers’ fees and benefits	1,672
Accrued other operating expenses	87,610
Trustee deferred compensation and retirement plans	18,355
Total liabilities	330,495
Net assets applicable to shares outstanding	$41,787,290

Net assets consist of:
Shares of beneficial interest	$44,108,027
Distributable earnings	(2,320,737)
$41,787,290

Net Assets:
Class A	$4,491,155
Class C	$6,166,508
Class R	$100,394
Class Y	$30,580,684
Class R5	$8,454
Class R6	$440,095

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	509,654
Class C	707,762
Class R	11,411
Class Y	3,447,195
Class R5	952
Class R6	49,652
Class A:
Net asset value per share	$8.81
Maximum offering price per share
(Net asset value of $8.81 ÷ 94.50%)	$9.32
Class C:
Net asset value and offering price per share	$8.71
Class R:
Net asset value and offering price per share	$8.80
Class Y:
Net asset value and offering price per share	$8.87
Class R5:
Net asset value and offering price per share	$8.88
Class R6:
Net asset value and offering price per share	$8.86

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends from affiliated money market funds	$481,132
Interest	238,980
Total investment income	720,112

Expenses:
Advisory fees	479,907
Administrative services fees	50,000
Custodian fees	8,805
Distribution fees:
Class A	12,687
Class C	73,804
Class R	399
Transfer agent fees — A, C, R and Y	48,181
Transfer agent fees — R5	5
Transfer agent fees — R6	242
Trustees’ and officers’ fees and benefits	21,177
Registration and filing fees	85,710
Reports to shareholders	16,419
Professional services fees	85,680
Other	20,309
Total expenses	903,325
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(332,808)
Net expenses	570,517
Net investment income	149,595

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	(313)
Foreign currencies	3,354
Futures contracts	1,746,829
Swap agreements	(476,678)
1,273,192
Change in net unrealized appreciation (depreciation) of:
Investment securities	(4,884)
Futures contracts	(3,352,195)
Swap agreements	16,907
(3,340,172)
Net realized and unrealized gain (loss)	(2,066,980)
Net increase (decrease) in net assets resulting from operations	$(1,917,385)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro Allocation Strategy Fund

Consolidated Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$149,595	$(259,121)
Net realized gain	1,273,192	2,189,791
Change in net unrealized appreciation (depreciation)	(3,340,172)	1,068,041
Net increase (decrease) in net assets resulting from operations	(1,917,385)	2,998,711

Distributions to shareholders from distributable earnings(1):
Class A	(212,490)	(772,744)
Class C	(323,365)	(831,705)
Class R	(2,400)	(5,116)
Class Y	(1,337,441)	(4,694,776)
Class R5	(404)	(1,244)
Class R6	(15,400)	(30,239)
Total distributions from distributable earnings	(1,891,500)	(6,335,824)

Share transactions–net:
Class A	250,653	(789,636)
Class C	(598,785)	283,439
Class C	54,645	14,526
Class Y	2,652,842	(4,893,657)
Class R6	128,645	121,068
Net increase (decrease) in net assets resulting from share transactions	2,488,000	(5,264,260)
Net increase (decrease) in net assets	(1,320,885)	(8,601,373)

Net assets:
Beginning of year	43,108,175	51,709,548
End of year	$41,787,290	$43,108,175

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Consolidated Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Macro Allocation Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

16                         Invesco Macro Allocation Strategy Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

17                         Invesco Macro Allocation Strategy Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

18                         Invesco Macro Allocation Strategy Fund

received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to equitize the Fund’s cash holdings or to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made on non-LME futures contracts depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. For LME contracts, subsequent or variation margin payments are not made and the value of the contracts is presented as unrealized appreciation or depreciation on the Consolidated Statement of Assets and Liabilities. When LME or non-LME contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

M.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency, commodity or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market,

19                         Invesco Macro Allocation Strategy Fund

including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.

Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded and commodity-linked notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

O.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.10%
Next $250 million	1.08%
Next $500 million	1.05%
Next $1.5 billion	1.03%
Next $2.5 billion	1.00%
Next $2.5 billion	0.98%
Next $2.5 billion	0.95%
Over $10 billion	0.93%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 1.10%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.44%, 2.19%, 1.69%, 1.19%, 1.19% and 1.19%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $284,379 and reimbursed class level expenses of $5,635, $8,195, $89, $34,066, $6 and $241 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

20                         Invesco Macro Allocation Strategy Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $1,304 in front-end sales commissions from the sale of Class A shares and $738 from Class C shares, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasury Securities	$—	$14,324,836	$—	$14,324,836
Money Market Funds	26,747,220	—	—	26,747,220
Total Investments in Securities	26,747,220	14,324,836	—	41,072,056
Other Investments — Assets*
Futures Contracts	125,920	—	—	125,920
Swap Agreements	—	37,147	—	37,147
	125,920	37,147	—	163,067
Other Investments — Liabilities*
Futures Contracts	(2,116,538)	—	—	(2,116,538)
Swap Agreements	—	(49,152)	—	(49,152)
	(2,116,538)	(49,152)	—	(2,165,690)
Total Other Investments	(1,990,618)	(12,005)	—	(2,002,623)
Total Investments	$24,756,602	$14,312,831	$—	$39,069,433

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

21                         Invesco Macro Allocation Strategy Fund

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Consolidated Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Derivative Assets	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$104,810	$7,127	$13,983	$125,920
Unrealized appreciation on swap agreements — OTC	37,147	—	—	37,147
Total Derivative Assets	141,957	7,127	13,983	163,067
Derivatives not subject to master netting agreements	(104,810)	(7,127)	(13,983)	(125,920)
Total Derivative Assets subject to master netting agreements	$37,147	$—	$—	$37,147

Derivative Liabilities	Value
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(539,925)	$(1,494,129)	$(82,484)	$(2,116,538)
Unrealized depreciation on swap agreements — OTC	(49,152)	—	—	(49,152)
Total Derivative Liabilities	(589,077)	(1,494,129)	(82,484)	(2,165,690)
Derivatives not subject to master netting agreements	539,925	1,494,129	82,484	2,116,538
Total Derivative Liabilities subject to master netting agreements	$(49,152)	$—	$—	$(49,152)

(a)	The daily variation margin receivable at period-end is recorded in the Consolidated Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Swap Agreements	Swap Agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount(a)
Subsidiary
Barclays Bank PLC	$20,211	$(32,702)	$(12,491)	$—	$12,491	$—
Goldman Sachs International	—	(16,450)	(16,450)	—	—	(16,450)
JPMorgan Chase Bank, N.A.	4,224	—	4,224	—	—	4,224
Merrill Lynch International	134,994	(43,346)	91,648	—	—	91,648
Morgan Stanley Capital Services LLC	12,712	—	12,712	—	—	12,712
Total	$172,141	$(92,498)	$79,643	$—	$12,491	$92,134

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Commodity Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Futures contracts	$1,590,886	$856,245	$(700,302)	$1,746,829
Swap agreements	(476,678)	—	—	(476,678)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(824,665)	(2,495,980)	(31,550)	(3,352,195)
Swap agreements	16,907	—	—	16,907
Total	$306,450	$(1,639,735)	$(731,852)	$(2,065,137)

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$54,633,679	$6,876,069

22                         Invesco Macro Allocation Strategy Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $197.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$800,780	$6,335,824
Long-term capital gain	1,090,720	—
Total distributions	$1,891,500	$6,335,824

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$42,159
Net unrealized appreciation (depreciation) — investments	(600,004)
Temporary book/tax differences	(16,575)
Capital loss carryforward	(1,746,317)
Shares of beneficial interest	44,108,027
Total net assets	$41,787,290

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts and swap agreements.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$910,157	$836,160	$1,746,317

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

23                         Invesco Macro Allocation Strategy Fund

NOTE 9—Investment Transactions

The aggregate amount of long-term U.S. Treasury obligations purchased and sold by the Fund during the year ended October 31, 2018 was $8,480,000 and $7,520,000, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$166,040
Aggregate unrealized (depreciation) of investments	(766,044)
Net unrealized appreciation (depreciation) of investments	$(600,004)

Cost of investments for tax purposes is $39,669,437.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, distributions and subsidiary suspended passive losses, on October 31, 2018, undistributed net investment income was decreased by $125,750 and undistributed net realized gain was increased by $125,750. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	137,213	$1,303,714	262,417	$2,502,087
Class C	132,510	1,242,058	318,952	2,978,514
Class R	5,576	52,649	1,140	10,600
Class Y	1,572,203	14,966,087	2,196,857	20,535,016
Class R6	23,579	221,955	24,701	230,307

Issued as reinvestment of dividends:
Class A	20,650	191,636	75,549	698,067
Class C	31,175	287,742	68,885	638,566
Class R	215	1,996	423	3,926
Class Y	103,763	967,067	392,090	3,630,752
Class R6	1,610	14,997	3,135	28,995

Reacquired:
Class A	(131,930)	(1,244,697)	(426,075)	(3,989,790)
Class C	(229,173)	(2,128,585)	(353,558)	(3,333,641)
Class Y	(1,408,612)	(13,280,312)	(3,102,594)	(29,059,425)
Class R6	(11,341)	(108,307)	(14,790)	(138,234)
Net increase (decrease) in share activity	247,438	$2,488,000	(552,868)	$(5,264,260)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 72% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

24                         Invesco Macro Allocation Strategy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$9.60	$0.03	$(0.40)	$(0.37)	$—	$(0.42)	$(0.42)	$8.81	(4.03)%	$4,491	1.36	%(d)	2.12	%(d)	0.29	%(d)	94%
Year ended 10/31/17	10.26	(0.06)	0.68	0.62	(1.28)	—	(1.28)	9.60	6.55	4,645	1.41		2.30		(0.66)		25
Year ended 10/31/16	9.70	(0.13)	0.91	0.78	(0.22)	—	(0.22)	10.26	8.21	5,865	1.63		2.19		(1.31)		75
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03	(e)	(1.64	)(e)	0
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73		2.06		(1.68)		0
Class C
Year ended 10/31/18	9.57	(0.04)	(0.40)	(0.44)	—	(0.42)	(0.42)	8.71	(4.80)	6,167	2.11	(d)	2.87	(d)	(0.46	)(d)	94
Year ended 10/31/17	10.20	(0.13)	0.69	0.56	(1.19)	—	(1.19)	9.57	5.90	7,398	2.16		3.05		(1.41)		25
Year ended 10/31/16	9.62	(0.20)	0.90	0.70	(0.12)	—	(0.12)	10.20	7.41	7,540	2.38		2.94		(2.06)		75
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78	(e)	(2.39	)(e)	0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48		2.81		(2.43)		0
Class R
Year ended 10/31/18	9.61	0.00	(0.39)	(0.39)	—	(0.42)	(0.42)	8.80	(4.24)	100	1.61	(d)	2.37	(d)	0.04	(d)	94
Year ended 10/31/17	10.25	(0.09)	0.70	0.61	(1.25)	—	(1.25)	9.61	6.42	54	1.66		2.55		(0.91)		25
Year ended 10/31/16	9.69	(0.15)	0.90	0.75	(0.19)	—	(0.19)	10.25	7.86	42	1.88		2.44		(1.56)		75
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28	(e)	(1.89	)(e)	0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98		2.31		(1.93)		0
Class Y
Year ended 10/31/18	9.64	0.05	(0.40)	(0.35)	—	(0.42)	(0.42)	8.87	(3.80)	30,581	1.11	(d)	1.87	(d)	0.54	(d)	94
Year ended 10/31/17	10.29	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.64	6.93	30,657	1.16		2.05		(0.41)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	38,019	1.38		1.94		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48		1.81		(1.43)		0
Class R5
Year ended 10/31/18	9.65	0.05	(0.40)	(0.35)	—	(0.42)	(0.42)	8.88	(3.79)	8	1.11	(d)	1.82	(d)	0.54	(d)	94
Year ended 10/31/17	10.30	(0.04)	0.70	0.66	(1.31)	—	(1.31)	9.65	6.93	9	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.74	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.30	8.50	10	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48		1.69		(1.43)		0
Class R6
Year ended 10/31/18	9.63	0.05	(0.40)	(0.35)	—	(0.42)	(0.42)	8.86	(3.80)	440	1.11	(d)	1.82	(d)	0.54	(d)	94
Year ended 10/31/17	10.29	(0.04)	0.69	0.65	(1.31)	—	(1.31)	9.63	6.83	345	1.15		1.97		(0.40)		25
Year ended 10/31/16	9.73	(0.10)	0.91	0.81	(0.25)	—	(0.25)	10.29	8.51	234	1.38		1.83		(1.06)		75
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65	(e)	(1.39	)(e)	0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48		1.69		(1.43)		0

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $5,075, $7,380, $80, $30,680, $9 and $404 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11%.

25                         Invesco Macro Allocation Strategy Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds

(Invesco Investment Funds) and Shareholders of Invesco Macro Allocation Strategy Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Invesco Macro Allocation Strategy Fund and its subsidiary (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related consolidated statement of operations for the year ended October 31, 2018, the consolidated statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco Macro Allocation Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$926.40	$6.60	$1,018.35	$6.92	1.36%
C	1,000.00	922.70	10.23	1,014.57	10.71	2.11
R	1,000.00	925.30	7.81	1,017.09	8.19	1.61
Y	1,000.00	926.90	5.39	1,019.61	5.65	1.11
R5	1,000.00	927.90	5.39	1,019.61	5.65	1.11
R6	1,000.00	926.80	5.39	1,019.61	5.65	1.11

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco Macro Allocation Strategy Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Macro Allocation Strategy Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Absolute Return Funds Index. The Board noted that performance of Class Y shares of the Fund was in the second quintile of its performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both

28                         Invesco Macro Allocation Strategy Fund

advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that the Fund does not execute brokerage transaction through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco Macro Allocation Strategy Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$1,090,720
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	13.06%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

30                         Invesco Macro Allocation Strategy Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Macro Allocation Strategy Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Macro Allocation Strategy Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MAS-AR-1	12212018	0941

Annual Report to Shareholders	October 31, 2018

Invesco MLP Fund
Nasdaq:
A: ILPAX ∎ C: ILPCX ∎ R: ILPRX ∎ Y: ILPYX ∎ R5: ILPFX ∎ R6: ILPQX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco MLP Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco MLP Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco MLP Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific bench-mark, the Alerian MLP Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.44%
Class C Shares	2.46
Class R Shares	3.18
Class Y Shares	3.52
Class R5 Shares	3.71
Class R6 Shares	3.71
S&P 500 Index▼ (Broad Market Index)	7.35
Alerian MLP Index▼ (Style-Specific Index)	0.68
Lipper Energy MLP Funds Index⬛ (Peer Group Index)	-1.53

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

    Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However,

Portfolio Composition
By MLP sector	% of total investments

Refined Products Pipelines & Terminals	27.4%
Pipelines & Midstream Diversified	22.5
Gathering & Processing (MLP)	16.4
General Partner (MLP)	14.4
Natural Gas Pipelines & Storage (MLP)	4.7
Natural Gas Pipelines & Storage	3.1
Gathering & Processing	2.6
Global Infrastructure	2.5
General Partner (C-Corp)	2.0
Refinery Logistics	1.8
Upstream	1.7
Money Market Funds	0.9

in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions,

Top 10 Equity Holdings*
	% of total net assets

1.	Energy Transfer Equity, L.P.	14.9%
2.	Enterprise Products Partners L.P.	13.8
3.	Plains All American Pipeline, L.P.	9.6
4.	Magellan Midstream Partners, L.P.	9.2
5.	MPLX L.P.	8.1
6.	EnLink Midstream Partners, L.P.	3.9
7.	DCP Midstream, L.P.	3.7
8.	Tallgrass Energy, L.P.	3.2
9.	Western Gas Partners, L.P.	3.0
10.	Andeavor Logistics L.P.	2.8

Total Net Assets	$11.2 million

Total Number of Holdings*	29

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, investors fled to more defensive areas of the market and to US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the Euro-pean Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Pipeline companies spent 2018 being whipsawed by a regulatory Federal Energy Regulatory Commission (FERC) ruling with respect to tax allowance cost recovery in the rates that pipelines can charge. FERC’s March 2018 ruling negatively affected sentiment toward Master Limited Partnership (MLPs), but FERC’s July 2018 revision to the ruling caused MLPs to rally. Overall, MLPs underper-formed broad market equities, which were driven by the information technology, health care and consumer discretionary sectors during the fiscal year.

    The Fund outperformed its style-spe-cific benchmark, the Alerian MLP Index, during the fiscal year due to a combination of security selection and market allocation. Specifically, security selection and an overweight exposure to the pipelines and midstream diversified segment benefited relative Fund returns. Stock selection in natural gas pipelines & storage and gathering & processing MLPs were key contributors to the Fund’s relative outperformance. Underweight exposure to natural gas pipelines & storage and oilfield services was also beneficial to relative returns. Conversely, security selection in refined products pipelines & terminals and an underweight exposure to upstream MLPs were primary detractors from relative performance.

    Individual contributors to the Fund’s absolute performance during the fiscal year included Williams Partners and Enterprise Products Partners. The March FERC ruling prompted a handful of pipeline companies to consolidate back into their parent company. The

4	Invesco MLP Fund

reorganization of Williams Partners with The Williams Companies was viewed favorably, though FERC ended up reversing some of the adverse consequences for MLPs in its final ruling in July 2018. We exited our position in Williams Partners before the close of the fiscal year.

    Enterprise Products Partners announced increases to its quarterly dividend in each quarter of the fiscal year. Enterprise also announced plans to develop an offshore Texas crude export terminal, as well as expand liquefied petroleum gas (LPG) capacity and add vessel fueling capabilities at its Houston Ship Channel terminal. Further, the company produced record earnings results in 2017 and in the first three quarters of 2018.

    Individual detractors from the Fund’s absolute performance during the fiscal year included Buckeye Partners and Enbridge Energy Partners, which was reorganized during the fiscal year. Shares of Buckeye fell following a Moody’s Investors Services rating downgrade from stable to negative. Enbridge Energy Partners was negatively impacted by the March FERC ruling and accepted its parent company offer to reorganize during the fiscal year. We exited our position in Enbridge Energy Partners before the close of the fiscal year.

    During the fiscal year, the Fund held overweight positions relative to its style-specific benchmark in the following MLP sectors: pipelines & midstream diversified and gathering & processing MLPs. The Fund held underweight positions in the following MLP sectors: natural gas pipelines & storage, upstream and refined products pipelines & terminals. The Fund lacked exposure to coal MLPs and propane MLPs; areas where the style-specific benchmark had minor exposure.

    Following the FERC rulings, we believed the degree of cash flow impact on specific pipeline companies would vary depending on their underlying asset exposure and existing contract structure. The July FERC final ruling delivered clarity for the MLP industry that we believed would help investors refocus on company fundamentals. We sought to focus on companies with minimal exposure to the FERC ruling, as well as companies whose stock may have suffered from overreaction to the March ruling. The market’s response to the FERC ruling underscores our belief that active management remains a critical aspect of MLP investing.

    In general, we believed OPEC’s agreement to limit crude oil production to be beneficial for US production growth throughout 2017 and into 2018. Further, we believed the presidential administration’s focus on reducing overall regulation could benefit certain midstream energy companies in the process of receiving specific approvals for new projects. Additionally, we viewed the lifting of the US crude oil export ban as being instrumental for continued US midstream infrastructure buildout, which would also be beneficial for midstream services companies that tend to be influenced more by the volume, rather than the price, of energy.

    We believed that the Permian and Marcellus basins remained the strongest basins with drilling economics that were relatively attractive and had production volumes insulated from downward pressure. Expectations for dividend growth among companies focused on refined products, natural gas liquid pipelines and fractionation remain positive given the contractual nature of existing cash flows, combined with a still-healthy project backlog. In general, the Fund remained focused on companies that exhibit a relatively high fee-based cash flow, have access to a growing asset base through both organic capital expenditures and acquisitions, and operate in what we view to be the most attractive natural resource basins in the US.

    As always, we thank you for your investment in Invesco MLP Fund.

1 Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Joe Rodriguez, Jr. Portfolio Manager, is lead manager of Invesco MLP Fund. He is Head of Global Securities with Invesco Real Estate, where he oversees all phases of the unit, including securities research and administration. Mr. Rodriguez joined Invesco in 1990. He earned a BBA in economics and finance and an MBA in finance from Baylor University.

Darin Turner Portfolio Manager, is lead manager of Invesco MLP Fund. He joined Invesco in 2005. Mr. Turner earned a BBA in finance from Baylor
University, an MS in real estate from The University of Texas at Arlington and an MBA specializing in investments from Southern Methodist University.

Mark Blackburn Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 1998. Mr. Blackburn earned a BS in accounting from Louisiana State University and an MBA from Southern Methodist University. He is also a Certified Public Accountant.

James Cowen Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2001. Mr. Cowen earned a Master of Town and
Country Planning degree from the University of Manchester and a Master of Philosophy degree in land economy from Cambridge University.

Paul Curbo Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 1998. Mr. Curbo earned a
BBA in finance from The University of Texas at Austin.

Grant Jackson Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. He joined Invesco in 2005. Mr. Jackson earned his BS degree in mechanical engineering from The University of Texas at Austin and his MBA from Southern Methodist University’s Cox School of Business.

Ping-Ying Wang Chartered Financial Analyst, Portfolio Manager, is manager of Invesco MLP Fund. She joined Invesco in 1998. Ms. Wang earned a
BS in international finance from the People’s University of China and a PhD in finance from The University of Texas at Dallas.

5                          Invesco MLP Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 8/29/14

1  Source: FactSet Research Systems Inc.

2  Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco MLP Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-10.73%
1 Year	-2.28

Class C Shares
Inception (8/29/14)	-10.23%
1 Year	1.49

Class R Shares
Inception (8/29/14)	-9.74%
1 Year	3.18

Class Y Shares
Inception (8/29/14)	-9.29%
1 Year	3.52

Class R5 Shares
Inception (8/29/14)	-9.29%
1 Year	3.71

Class R6 Shares
Inception (8/29/14)	-9.29%
1 Year	3.71

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.10%, 2.85%, 2.35%, 1.85%, 1.85% and 1.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.70%, 6.45%, 5.95%, 5.45%, 5.37% and 5.37%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-8.97%
1 Year	2.45

Class C Shares
Inception (8/29/14)	-8.44%
1 Year	6.38

Class R Shares
Inception (8/29/14)	-7.97%
1 Year	7.92

Class Y Shares
Inception (8/29/14)	-7.51%
1 Year	8.48

Class R5 Shares
Inception (8/29/14)	-7.51%
1 Year	8.48

Class R6 Shares
Inception (8/29/14)	-7.51%
1 Year	8.48

charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

7                          Invesco MLP Fund

Invesco MLP Fund’s investment objective is capital appreciation and, secondarily, income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Deferred tax risk. The Fund is classified for federal tax purposes as a taxable regular corporation or so-called Subchapter “C” corporation. As a “C” corporation, the Fund is subject to US federal income tax on its taxable income at the applicable corporate income tax rate, as well as state and local income taxes. The Fund will not benefit from the current favorable federal income tax rates on long-term capital gains and Fund income, losses and expenses will not be passed through to the Fund’s shareholders. An investment strategy whereby a fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for US federal income tax purposes, is a relatively recent strategy for open-end registered investment companies such as the Fund. This strategy involves complicated accounting, tax, net asset value (NAV) and share valuation aspects that would cause the Fund to differ significantly from most other open-end registered investment companies.
∎	Energy infrastructure MLP risk. The Fund will concentrate its investments in the energy sector. Energy infrastructure

MLPs are subject to a variety of industry specific risk factors, including reduced volumes of energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of the natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates which could drive investors into other investment opportunities; environmental damage claims; and threats of attack by terrorists on energy assets. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

∎	MLP risk. The Fund invests principally in securities of MLPs, which are subject to the following risks:
-

Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.

-

Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.

-	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-

General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

8	Invesco MLP Fund

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Alerian MLP Index is designed to capture the performance of energy master limited partnerships (MLPs).
∎	The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Sector classifications used in this report are generally according to the Energy MLP Classification Standard, which was developed by and is the exclusive property and a service mark of Alerian.

9	Invesco MLP Fund

Schedule of Investments(a)

October 31, 2018

	Units	Value
Master Limited Partnerships–92.05%
Gathering & Processing (MLP)–16.97%
Antero Midstream Partners L.P.	7,736	$233,240
Crestwood Equity Partners L.P.(b)	3,062	103,220
DCP Midstream, L.P.	11,473	412,913
Enable Midstream Partners, L.P.	4,146	61,237
EnLink Midstream Partners, L.P.	28,322	429,362
EQM Midstream Partners, L.P.	3,668	168,398
Hess Midstream Partners L.P.(b)	2,611	58,695
Noble Midstream Partners L.P.	2,857	97,538
Western Gas Partners, L.P.	8,337	329,812
		1,894,415

General Partner (MLP)–14.88%
Energy Transfer L.P.	106,879	1,660,900

Natural Gas Pipelines & Storage (MLP)–4.90%
Cheniere Energy Partners, L.P.	3,096	104,242
Dominion Energy Midstream Partners, L.P.	15,132	274,192
TC Pipelines, L.P.	5,490	168,818
		547,252

Pipelines & Midstream Diversified–23.36%
Enterprise Products Partners, L.P.	57,388	1,539,146
Plains All American Pipeline, L.P.	49,044	1,067,688
		2,606,834

Refined Products Pipelines & Terminals–28.35%
Andeavor Logistics L.P.	7,832	313,750
Buckeye Partners, L.P.	6,650	218,187
Genesis Energy, L.P.	7,194	159,059
Magellan Midstream Partners, L.P.	16,649	1,026,910
MPLX L.P.	27,027	908,377
NuStar Energy L.P.	12,720	301,337
Phillips 66 Partners L.P.	3,723	182,092
Valero Energy Partners L.P.	1,298	54,490
		3,164,202

	Units	Value
Refinery Logistics–1.84%
Shell Midstream Partners, L.P.	10,014	$204,686

Upstream–1.75%
Viper Energy Partners L.P.	5,445	195,802
Total Master Limited Partnerships (Cost $10,623,823)		10,274,091

	Shares
Common Stocks &–10.56%
Gathering & Processing–2.73%
Targa Resources Corp.	5,901	304,905

General Partner (C-Corp.)–2.07%
ONEOK, Inc.	3,516	230,650

Global Infrastructure–2.56%
Cheniere Energy, Inc.(b)	4,728	285,618

Natural Gas Pipelines & Storage–3.20%
Tallgrass Energy, L.P.	16,407	357,016
Total Common Stocks (Cost $1,217,853)		1,178,189

Money Market Funds–0.97%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(c)	37,754	37,754
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(c)	26,962	26,967
Invesco Treasury Portfolio–Institutional Class, 2.09%(c)	43,147	43,147
Total Money Market Funds (Cost $107,868)		107,868
TOTAL INVESTMENTS IN SECURITIES–103.58% (Cost $11,949,544)		11,560,148
OTHER ASSETS LESS LIABILITIES–(3.58)%		(399,154)
NET ASSETS–100.00%		$11,160,994

Notes to Schedule of Investments:

(a)	Sector classifications used in this report are generally accordingly to the Energy MLP Classification Standard, which was developed by and is the exclusive property and service mark of Alerian.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco MLP Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $11,841,676)	$11,452,280
Investments in affiliated money market funds, at value and cost	107,868
Receivable for:
Fund shares sold	9,519
Dividends	80,168
Fund expenses absorbed	140,653
Deferred tax asset, net	0
Other assets	48,662
Total assets	11,839,150

Liabilities:
Payable for:
Fund shares reacquired	420,632
Accrued fees to affiliates	12,842
Accrued trustees’ and officers’ fees and benefits	1,640
Accrued other operating expenses	243,042
Total liabilities	678,156
Net assets applicable to shares outstanding	$11,160,994

Net assets consist of:
Shares of beneficial interest	$15,109,631
Distributable earnings, net of taxes	(3,948,637)
$11,160,994

Net Assets:
Class A	$4,096,932
Class C	$1,390,692
Class R	$443,215
Class Y	$5,219,483
Class R5	$5,336
Class R6	$5,336

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	768,261
Class C	261,149
Class R	83,161
Class Y	978,980
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$5.33
Maximum offering price per share
(Net asset value of $5.33 ÷ 94.50%)	$5.64
Class C:
Net asset value and offering price per share	$5.33
Class R:
Net asset value and offering price per share	$5.33
Class Y:
Net asset value and offering price per share	$5.33
Class R5:
Net asset value and offering price per share	$5.33
Class R6:
Net asset value and offering price per share	$5.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco MLP Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of return of capital distributions of $802,570)	$38,960
Dividends from affiliated money market funds	2,669
Total investment income	41,629

Expenses:
Advisory fees	115,891
Administrative services fees	50,000
Custodian fees	5,205
Distribution fees:
Class A	11,292
Class C	11,955
Class R	2,076
Transfer agent fees — A, C, R and Y	19,603
Transfer agent fees — R5	6
Transfer agent fees — R6	6
Trustees’ and officers’ fees and benefits	20,686
Registration and filing fees	80,813
Reports to shareholders	14,107
Professional services fees	227,073
Other	16,852
Total expenses, before waivers and taxes	575,565
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(430,390)
Net expenses, before taxes	145,175
Net investment income (loss), before taxes	(103,546)
Net tax expense	(12,184)
Net investment income (loss), net of taxes	(115,730)

Realized and unrealized gain from:
Net realized gain from:
Investment securities	132,277
Net tax expense	0
Net realized gain, net of taxes	132,277
Change in net unrealized appreciation of:
Investment securities	261,179
Net tax expense	0
Net change in net unrealized appreciation of investment securities, net of taxes	261,179
Net realized and unrealized gain, net of taxes	393,456
Net increase in net assets resulting from operations	$277,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco MLP Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss), net of taxes	$(115,730)	$(101,821)
Net realized gain, net of taxes	132,277	282,901
Change in net unrealized appreciation (depreciation), net of taxes	261,179	(882,581)
Net increase (decrease) in net assets resulting from operations	277,726	(701,501)

Return of Capital:
Class A	(255,736)	(241,759)
Class C	(58,447)	(55,987)
Class R	(22,183)	(14,486)
Class Y	(322,823)	(273,122)
Class R5	(336)	(344)
Class R6	(336)	(344)
Total return of capital	(659,861)	(586,042)

Share transactions–net:
Class A	671,753	23,111
Class C	376,989	(55,702)
Class R	108,397	139,522
Class Y	410,086	2,025,103
Net increase in net assets resulting from share transactions	1,567,225	2,132,034
Net increase in net assets	1,185,090	844,491

Net assets:
Beginning of year	9,975,904	9,131,413
End of year	$11,160,994	$9,975,904

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is capital appreciation and, secondarily, income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13                         Invesco MLP Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The estimated characterization of the distribution paid will be either ordinary income or a return of capital. The actual tax character of a distribution made by the Fund will not be determined until after the Fund’s fiscal year end. It is anticipated that a significant portion of a distribution will be return of capital.

14                         Invesco MLP Fund

E.

Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded. For the year ended October 31, 2018, the Fund estimated that 100% of the MLP distributions received would be treated as return of capital.

G.

Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

I.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

J.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

15                         Invesco MLP Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	1.00%
Next $1.5 billion	0.95%
Next $2 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.28%, 2.03%, 1.53%, 1.03%, 1.03% and 1.03%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $410,775 and reimbursed class level expenses of $7,517, $1,990, $691, $9,072, $6 and $6 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $2,942 in front-end sales commissions from the sale of Class A shares and $253 and $210 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

16                         Invesco MLP Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of October 31, 2018, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $333.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act makes broad and complex changes to the U.S. tax code, including but not limited to (1) reducing the U.S. federal corporate income tax rate from 35 percent to 21 percent; (2) repealing the alternative minimum tax; and (3) changing rules related to use and limitations of net operating loss carryforwards created in tax years beginning after December 31, 2017.

At October 31, 2017, the Fund had a net U.S. deferred tax asset totaling $856,440. As a result of the reduction in the corporate income tax rate under the Tax Act, the Fund has revalued its net deferred tax asset. The Fund has recorded a decrease in the value of its net deferred tax asset by approximately $302,634, which has been offset by a valuation allowance for the year ended October 31, 2017. The Fund’s revaluation of its deferred tax asset is subject to further clarification of the Tax Act. As a result, the actual impact on the net deferred tax asset may vary from the initially recorded amount due to uncertainties in the Fund’s preliminary review.

The impact of the 2017 Tax Act is based upon our analysis and interpretations of currently available information. Uncertainties remain regarding the impact of the 2017 Tax Act due to future regulatory and rulemaking processes, prospects of additional corrective or supplemental legislation, and potential trade or litigation. These uncertainties, along with our completion of the calculations and potential changes in our initial assumptions as new information becomes available, could cause the actual charge to ultimately differ materially from the provisional amount recorded in 2017 related to the enactment of the 2017 Tax Act.

Total taxes have been computed by applying the federal statutory tax rate of 21% plus a blended state tax rate of 1.87% net of federal benefit. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

17                         Invesco MLP Fund

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$61,015	21.00%
State and other taxes, net of federal tax benefit	5,237	1.80
Permanent differences, current period	(4,463)	(1.54)
Valuation allowance	(357,925)	(123.19)
Return to provision	(1,026)	(0.35)
Provisional effect of rate change	309,346	106.47
Total	$12,184	4.19%

Components of the Fund’s Net Deferred Tax Asset (Liability) at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$61,095
Capital loss carryforward	462,009
Unrealized gains on investment securities	—
Total Deferred Tax Assets	523,104
Valuation allowance	(498,514)
Deferred Tax Asset, Net	$24,590

Deferred Tax Liabilities:
Unrealized gains (losses) on investment securities	$(24,590)
Total Net Deferred Tax Asset (Liability)	$0

The Fund has a capital loss carryforward as of October 31, 2018, of $2,020,464. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund has a federal net operating loss carryforward as of October 31, 2018, of $267,253, which will be carried forward indefinitely until it is utilized, and a state net operating loss carryforward of $265,581 which will expire in various years.

At October 31, 2018, based on the net unrealized losses on the Fund’s investment securities, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at October 31, 2018 based on historical evidence it is unlikely the DTA will be realized.

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Return of capital	$659,861	$586,042

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $12,869,470 and $10,883,203, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$146,921
Aggregate unrealized (depreciation) of investments	(76,933)
Net unrealized appreciation of investments	$69,988

Cost of investments for tax purposes is $11,490,160.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of dividends received on October 31, 2018, undistributed net investment income (loss) was decreased by $21,251 and shares of beneficial interest was increased by $21,251. This reclassification had no effect on the net assets of the Fund.

18                         Invesco MLP Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	529,504	$3,114,265	296,058	$1,878,977
Class C	173,020	998,685	87,078	549,317
Class R	24,579	138,529	29,368	173,908
Class Y	225,310	1,242,819	640,024	4,089,555

Issued as reinvestment of dividends:
Class A	35,490	195,954	27,561	166,884
Class C	10,034	55,546	7,831	47,155
Class R	3,951	21,875	2,368	14,173
Class Y	46,708	258,103	20,960	126,518

Reacquired:
Class A	(459,066)	(2,638,466)	(329,385)	(2,022,750)
Class C	(121,232)	(677,242)	(107,583)	(652,174)
Class R	(8,938)	(52,007)	(7,876)	(48,559)
Class Y(b)	(191,742)	(1,090,836)	(346,686)	(2,190,970)
Net increase in share activity	267,618	$1,567,225	319,718	$2,132,034

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 14% of the outstanding shares of the Fund are owned by the Adviser or an affiliated of the Adviser.
(b)	On March 14, 2017, 175,247 Class Y shares valued at $1,140,858 were sold by the Adviser or an affiliate of the Adviser.

19                         Invesco MLP Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Years ended October 31,
	2018		2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.45	$9.35	$10.00
Net investment income (loss)(b)	(0.06)		(0.06)	(0.07)	(0.09)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.25		(0.21)	0.02	(2.51)	(0.64)
Total from investment operations	0.19		(0.27)	(0.05)	(2.60)	(0.65)
Less:
Return of capital	(0.32)		(0.33)	(0.34)	(0.30)	—
Net asset value, end of period	$5.33		$5.46	$6.06	$6.45	$9.35
Total return(c)	3.44%		(4.88)%	(0.14)%	(28.30)%	(6.50)%
Net assets, end of period (000’s omitted)	$4,097		$3,619	$4,050	$2,489	$1,931
Portfolio turnover rate(d)	97%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.28	%(e)	1.33%	1.50%	1.50%	1.49	%(f)
Tax expense (benefit)(g)	0.11	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.39	%(e)	1.33%	1.50%	1.50%	1.49	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.10	%(e)	4.90%	4.75%	6.37%	72.56	%(f)
Ratio of net investment income (loss), before taxes	(0.92	)%(e)	(0.95)%	(1.28)%	(1.16)%	(0.54	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.03	)%(e)	(0.95)%	(1.28)%	(1.16)%	(0.54	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding net of taxes, if any.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,517.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

20                         Invesco MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class C
	Years ended October 31,
	2018		2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.05	$6.45	$9.34	$10.00
Net investment income (loss)(b)	(0.10)		(0.10)	(0.12)	(0.16)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	0.25		(0.21)	0.02	(2.49)	(0.64)
Total from investment operations	0.15		(0.31)	(0.10)	(2.65)	(0.66)
Less:
Return of capital	(0.28)		(0.28)	(0.30)	(0.24)	—
Net asset value, end of period	$5.33		$5.46	$6.05	$6.45	$9.34
Total return(c)	2.66%		(5.45)%	(1.08)%	(28.78)%	(6.60)%
Net assets, end of period (000’s omitted)	$1,391		$1,088	$1,283	$205	$1,713
Portfolio turnover rate(d)	97%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.03	%(e)	2.08%	2.25%	2.25%	2.24	%(f)
Tax expense (benefit)(g)	0.11	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	2.14	%(e)	2.08%	2.25%	2.25%	2.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.85	%(e)	5.65%	5.50%	7.12%	73.31	%(f)
Ratio of net investment income (loss), before taxes	(1.67	)%(e)	(1.70)%	(2.03)%	(1.91)%	(1.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.78	)%(e)	(1.70)%	(2.03)%	(1.91)%	(1.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding net of taxes, if any.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,196.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

21                         Invesco MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class R
	Years ended October 31,
	2018		2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.45	$9.35	$10.00
Net investment income (loss)(b)	(0.07)		(0.07)	(0.09)	(0.11)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.25		(0.22)	0.03	(2.51)	(0.64)
Total from investment operations	0.18		(0.29)	(0.06)	(2.62)	(0.65)
Less:
Return of capital	(0.31)		(0.31)	(0.33)	(0.28)	—
Net asset value, end of period	$5.33		$5.46	$6.06	$6.45	$9.35
Total return(c)	3.18%		(5.12)%	(0.39)%	(28.48)%	(6.50)%
Net assets, end of period (000’s omitted)	$443		$347	$241	$35	$21
Portfolio turnover rate(d)	97%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.53	%(e)	1.58%	1.75%	1.75%	1.74	%(f)
Tax expense (benefit)(g)	0.11	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.64	%(e)	1.58%	1.75%	1.75%	1.74	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	5.35	%(e)	5.15%	5.00%	6.62%	72.80	%(f)
Ratio of net investment income (loss), before taxes	(1.17	)%(e)	(1.20)%	(1.53)%	(1.41)%	(0.79	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.28	)%(e)	(1.20)%	(1.53)%	(1.41)%	(0.79	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding net of taxes, if any.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $415.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

22                         Invesco MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class Y
	Years ended October 31,
	2018		2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.47		$6.07	$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.04)		(0.04)	(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.24		(0.22)	0.03	(2.51)	(0.63)
Total from investment operations	0.20		(0.26)	(0.03)	(2.58)	(0.64)
Less:
Return of capital	(0.34)		(0.34)	(0.36)	(0.32)	—
Net asset value, end of period	$5.33		$5.47	$6.07	$6.46	$9.36
Total return(c)	3.52%		(4.61)%	0.14%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5,219		$4,912	$3,545	$2,094	$1,628
Portfolio turnover rate(d)	97%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.03	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0.11	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.14	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.85	%(e)	4.65%	4.50%	6.12%	72.31	%(f)
Ratio of net investment income (loss), before taxes	(0.67	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.78	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding net of taxes, if any.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $5,451.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

23                         Invesco MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class R5
	Years ended October 31,
	2018		2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.04)		(0.04)	(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.25		(0.22)	0.02	(2.51)	(0.63)
Total from investment operations	0.21		(0.26)	(0.04)	(2.58)	(0.64)
Less:
Return of capital	(0.34)		(0.34)	(0.36)	(0.32)	—
Net asset value, end of period	$5.33		$5.46	$6.06	$6.46	$9.36
Total return(c)	3.71%		(4.63)%	(0.03)%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5		$5	$6	$6	$9
Portfolio turnover rate(d)	97%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.03	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0.11	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.14	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.78	%(e)	4.57%	4.44%	6.10%	72.28	%(f)
Ratio of net investment income (loss), before taxes	(0.67	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.78	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding net of taxes, if any.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

24                         Invesco MLP Fund

NOTE 11—Financial Highlights—(continued)

	Class R6
	Years ended October 31,
	2018		2017	2016	2015	2014(a)
Net asset value, beginning of period	$5.46		$6.06	$6.46	$9.36	$10.00
Net investment income (loss)(b)	(0.04)		(0.04)	(0.06)	(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	0.25		(0.22)	0.02	(2.51)	(0.63)
Total from investment operations	0.21		(0.26)	(0.04)	(2.58)	(0.64)
Less:
Return of capital	(0.34)		(0.34)	(0.36)	(0.32)	—
Net asset value, end of period	$5.33		$5.46	$6.06	$6.46	$9.36
Total return(c)	3.71%		(4.63)%	(0.03)%	(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$5		$5	$6	$6	$9
Portfolio turnover rate(d)	97%		93%	57%	107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.03	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0.11	%(e)	0%	0%	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.14	%(e)	1.08%	1.25%	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.78	%(e)	4.57%	4.44%	6.10%	72.23	%(f)
Ratio of net investment income (loss), before taxes	(0.67	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(0.78	)%(e)	(0.70)%	(1.03)%	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding net of taxes, if any.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $6.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

25                         Invesco MLP Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco MLP Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco MLP Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

26                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (05/01/18)	Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]	Annualized Expense Ratio
A	$1,000.00	$1,016.70	$7.42	$1,017.85	$7.43	1.46%
C	1,000.00	1,012.80	11.21	1,014.06	11.22	2.21
R	1,000.00	1,015.40	8.69	1,016.59	8.69	1.71
Y	1,000.00	1,018.00	6.21	1,019.06	6.21	1.22
R5	1,000.00	1,018.00	6.21	1,019.06	6.21	1.22
R6	1,000.00	1,018.00	6.21	1,019.06	6.21	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

27                         Invesco MLP Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco MLP Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Energy MLP Funds Index. The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period, and below the performance of the Index for the three year period. The Board noted that the Fund is taxed as a regular corporation, or “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes. The Board further noted that due to the timing of the Fund’s launch, the Fund had not yet incurred any tax liability and that this has negatively impacted the Fund’s peer group rankings. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted

28                         Invesco MLP Fund

that the contractual management fee rate for Class A shares of the Fund was the same as the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29                         Invesco MLP Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco MLP Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco MLP Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

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∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	MLP-AR-1	12182018	0841

Annual Report to Shareholders	October 31, 2018

Invesco Multi-Asset Income Fund Nasdaq: A: PIAFX ∎ C: PICFX ∎ R: PIRFX ∎ Y: PIYFX ∎ R5: IPNFX ∎ R6: PIFFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Multi-Asset Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely, Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees

3 Invesco Multi-Asset Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Multi-Asset Income Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Multi-Asset Income Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.13%
Class C Shares	-3.87
Class R Shares	-3.38
Class Y Shares	-2.89
Class R5 Shares	-2.79
Class R6 Shares	-2.89
Bloomberg Barclays U.S. Aggregate Bond Index▼ (Broad Market Index)	-2.05
Custom Invesco Multi-Asset Income Index⬛ (Style-Specific Index)	2.87
Lipper Mixed-Asset Target Allocation Conservative Funds Index◆ (Peer Group Index)	-0.38
Source(s): ▼FactSet Research Systems Inc.; ⬛Invesco, FactSet Research Systems Inc.; ◆ Lipper Inc.

Market conditions and your Fund

For the fiscal year ended October 31, 2018, Invesco Multi-Asset Income Fund provided negative returns. Strategically, the Fund’s exposure to US master limited partnerships (MLPs) and US mortgage real estate investment trusts (REITs) posted marginally positive results, but were not enough to counter the drag from the Fund’s largest detractors, US 30-year STRIPS (Separate Trading of Registered Interest and Principal of Securities) and emerging markets government bonds. Tactical allocation shifts also detracted from the Fund’s performance during the fiscal year, mainly due to inopportune long exposures to equities during periods of increased market volatility. The tactical step of the investment process allows the Fund to adapt to short-term market dynamics by shifting its sensitivity to equity or fixed income markets, which are used as proxies for risk metrics incurred within the strategic allocation.

    Interest rate sensitive US 30-year STRIPS were the largest detractor from the Fund’s results for the fiscal year. After three increases of the federal funds rate in 2017 (the last one in December of that year), the US Federal Reserve (the Fed) anticipated three additional increases in 2018, which took effect in March, June and September. These increases meaningfully impacted long duration of highly interest rate sensitive US 30-year STRIPS. As a reminder, this asset is included in the portfolio to add protection in periods of broad market contraction.

    Exposure to emerging market debt also detracted from Fund results during the fiscal year. Performance for this asset class often exhibits an inherent inverse correlation with the valuation of the US dollar that is affected by interest rate moves. Higher US rates make short-term money market investments denominated in that currency more attractive for investors seeking safe-haven assets in the US economy. This in turn makes the US currency more valuable relative to local currencies. Consequently, dollar-denominated emerging market debt becomes more expensive to service with a weaker local currency. This phenomenon was experienced throughout the entire fiscal year and highlighted by strong devaluations in the Turkish lira and Argentine peso. Both countries’ currency devaluations were additionally exacerbated by increasing geopolitical tensions.

    Preferred securities also detracted from the Fund’s results during the fiscal year. The performance of the asset class was consistent with ongoing tightening monetary policy. At the close of the fiscal year, it was our view that an end to current restrictive practices was not foreseeable in the near term.

    US high yield securities were a marginal contributor to the Fund’s performance during the fiscal year. While the market environment was difficult for risky assets such as high yield, energy prices, which rallied substantially over the fiscal year, exerted positive influence on the performance of high yield securities, countering the negative effect from the broader market volatility.

    Mortgage REITs (i.e., bundles of mortgages that pass homeowners’ payments on to investors) were the strongest performers for the fiscal year and contributed to Fund performance. While tightening monetary policies are generally negative for this asset class, the broad positive outlook for the US economy for 2018 – which included steadily falling mortgage default rates, rising housing prices, a stronger economy and a declining unemployment rate – enhanced homeowners’ ability to service their debt, which in turn aided mortgage REIT dividend payments and security prices.

Portfolio Composition
By security type	% of total net assets

U.S. Dollar Denominated Bonds & Notes	49.0%
Preferred Stocks	20.9
Common Stocks & Other Equity Interests	9.5
Exchange Traded Notes	8.9
U.S. Treasury Securities	8.2
Exchange-Traded Funds	1.2
Non-U.S. Dollar Denominated Bonds & Notes	0.4
Variable Rate Senior Loan Interests	0.2
Money Market Funds Plus Other Assets Less Liabilities	1.7

Top Five Debt Issuers
% of total net assets

1. U.S. Treasury Securities	8.0%
2. GS Finance Corp.	3.2
3. Citigroup Global Markets Holdings Inc.	3.1
4. Morgan Stanley Finance LLC	2.1
5. Sprint Corp.	0.5

Total Net Assets	$561.7 million

Total Number of Holdings*	697

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4 Invesco Multi-Asset Income Fund

MLPs were another contributor to the Fund’s performance for the fiscal year. This is consistent with the performance in the energy sector. Much of the news that kept energy prices buoyed related to newly imposed sanctions on Iran, draws on US inventories and lack of definition of OPEC’s production cuts, as well as Venezuela’s depleted oil production infrastructure, which made an impact on global prices.

    The Fund’s tactical allocation was a detractor to overall Fund results for the fiscal year. While overweight exposure to equity markets proved beneficial to the Fund’s performance during most of the fiscal year, October’s fierce return to market volatility was enough to derail the previous eleven month’s positive path into negative territory. The generally defensive posture in German bunds and UK gilts detracted from Fund results as geopolitical tensions and a potential failure of Brexit negotiations increased demand for these safe-haven assets. Conversely, our broad defensive posture to US treasuries countered part of the negative behavior of this component.

    Increased tariff measures from the US continue to be a source of concern for investors as companies have increasingly highlighted the potential rise in costs that higher tariffs will bring. While the Fed appears undeterred in its path to continue increasing rates well into 2019, much of this stance will depend on how the coming months pan out as these tariffs take effect and broader macroeconomic data becomes available.

Please note that our strategy utilizes derivative instruments that include futures and total return swaps. Therefore, some of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your continued investment in Invesco Multi-Asset Income Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Wolle Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Multi-Asset Income
Fund. He joined Invesco in 1999. Mr. Wolle earned a BS in finance from Virginia Polytechnic Institute and State University and an MBA from Duke University Fuqua School of Business.

Mark Ahnrud Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined
Invesco in 2000. Mr. Ahnrud earned a BS in finance and investments from Babson College and an MBA from Duke University Fuqua School of Business.

Chris Devine Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined
Invesco in 1998. Mr. Devine earned a BA in economics from Wake Forest University and an MBA from the University of Georgia.

Scott Hixon Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined
Invesco in 1994. Mr. Hixon earned a BBA in finance from Georgia Southern University and an MBA in finance from Georgia State University.

Peter Hubbard Portfolio Manager, is manager of a portion of Invesco Multi-Asset Income Fund. He joined Invesco and/or its investment advisory affiliates in 2005. Mr. Hubbard earned a BA in business and economics from Wheaton College.

Christian Ulrich Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Multi-Asset Income Fund. He joined
Invesco in 2000. Mr. Ulrich earned the equivalent of a BBA from the KV Zurich Business School in Zurich, Switzerland.

5 Invesco Multi-Asset Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since Inception

Fund and index data from 12/14/11

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6 Invesco Multi-Asset Income Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	4.58%
5 Years	4.03
1 Year	-8.45

Class C Shares
Inception (12/14/11)	4.65%
5 Years	4.41
1 Year	-4.78

Class R Shares
Inception (12/14/11)	5.18%
5 Years	4.96
1 Year	-3.38

Class Y Shares
Inception (12/14/11)	5.69%
5 Years	5.44
1 Year	-2.89

Class R5 Shares
Inception (12/14/11)	5.71%
5 Years	5.46
1 Year	-2.79

Class R6 Shares
Inception	5.67%
5 Years	5.46
1 Year	-2.89

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y,

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	5.35%
5 Years	5.53
1 Year	-4.35

Class C Shares
Inception (12/14/11)	5.43%
5 Years	5.93
1 Year	-0.54

Class R Shares
Inception (12/14/11)	5.97%
5 Years	6.48
1 Year	0.92

Class Y Shares
Inception (12/14/11)	6.49%
5 Years	6.99
1 Year	1.43

Class R5 Shares
Inception (12/14/11)	6.50%
5 Years	7.01
1 Year	1.43

Class R6 Shares
Inception	6.48%
5 Years	7.01
1 Year	1.53

Class R5 and Class R6 shares was 1.06%, 1.81%, 1.31%, 0.81%, 0.72% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7 Invesco Multi-Asset Income Fund

Invesco Multi-Asset Income Fund’s investment objective is to provide current income.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Bank loan risk. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns.

The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Commodities tax risk. The tax treatment of commodity-linked derivative instruments may be adversely affected by changes in legislation, regulations or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from certain commodity-linked derivatives was treated as non-qualifying income, the Fund might fail to qualify as a regulated investment company and be subject to federal income tax at the Fund level. As a result of a recent announcement by the Internal Revenue Service, the Fund intends to invest in commodity-linked notes: (a) directly, relying on an opinion of counsel confirming that income

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

from such investments should be qualifying income because such commodity-linked notes constitute securities under section 2(a)(36) of the 1940 Act or (b) indirectly through the Subsidiary. Should the Internal Revenue Service issue further guidance, or Congress enact legislation, that adversely affects the tax treatment of the Fund’s use of commodity-linked notes or the Subsidiary (which guidance might be applied to the Fund retroactively), it could, among other consequences, limit the Fund’s ability to pursue its investment strategy.

∎	Commodity risk. The Fund may have investment exposure to the commodities markets and/or a particular sector of the commodities markets, which may subject the Fund to greater volatility than investments in traditional securities, such as stocks and bonds. Volatility in the commodities markets may be caused by changes in overall market movements, domestic and foreign political and economic events and policies, war, acts of terrorism, changes in domestic or foreign interest rates and/ or investor expectations concerning interest rates, domestic and foreign inflation rates, investment and trading activities of mutual funds, hedge funds and commodities funds, and factors such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments or supply and demand disruptions. Because the Fund’s performance may be linked to the performance of volatile commodities, investors should be willing to assume the risks of potentially significant fluctuations in the value of the Fund’s shares.
∎

Credit linked notes risk. Risks of credit linked notes include those risks associated with the underlying reference obligation including but not limited to market risk, interest rate risk, credit risk, default risk and, in some cases, foreign currency risk. An investor in a credit linked note bears counterparty risk or the risk that the issuer of the credit linked note will default or become bankrupt and not make timely payment of principal and interest of the structured security. Credit linked notes may be less liquid than other investments

8 Invesco Multi-Asset Income Fund

and therefore harder to dispose of at the desired time and price. In addition, credit linked notes may be leveraged and, as a result, small changes in the value of the underlying reference obligation may produce disproportionate losses to the Fund.

∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for the Fund than mutual funds that do not use derivative instruments or that use derivative instruments to a lesser extent than the Fund to implement their investment strategies.

∎	Dividend paying security risk. Securities that pay high dividends as a group can fall out of favor with the market, causing such companies to under-perform companies that do not pay high dividends. Also, changes in the dividend policies of such companies and the capital resources available for such companies’ dividend payments may affect the fund.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎	Equity linked notes risk. ELNs may not perform as anticipated and could cause the Fund to realize significant losses including its entire principal investment. Other risks include those of underlying securities, as well as counterparty risk, liquidity risk and imperfect correlation between ELNs and the underlying securities.
∎	Exchange-traded funds risk. In addition to the risks associated with the underlying assets held by the exchange-traded fund, investments in exchange-traded funds are subject to the following additional risks: (1) an exchange-traded fund’s shares may trade above or below its net asset value; (2) an active trading market for the exchange-traded fund’s shares may not develop or be maintained; (3) trading an exchange-traded fund’s shares may be halted by the listing exchange; (4) a passively managed exchange-traded fund may not track the performance of the reference asset; and (5) a passively managed exchange-traded fund may hold troubled securities. Investment in exchange-traded funds may involve duplication of management fees and certain other expenses, as the Fund indirectly bears its proportionate share of any expenses paid by the exchange-traded funds in which it invests. Further, certain exchange-traded funds in which the Fund may invest are leveraged, which may result in economic leverage, permitting the Fund to gain exposure that is greater than would be the case in an unlevered instrument and potentially resulting in greater volatility.
∎

Exchange-traded notes risk. Exchange-traded notes are subject to credit risk, counterparty risk, and the risk that the value of the exchange-traded note may drop due to a downgrade in the issuer’s credit rating. The value of an exchange-traded note may also be influenced by time to maturity, level of supply and demand for the exchange-traded note, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic,

9 Invesco Multi-Asset Income Fund

legal, political, or geographic events that affect the referenced underlying market or assets. The Fund will bear its proportionate share of any fees and expenses borne by an exchange-traded note in which it invests. For certain exchange-traded notes, there may be restrictions on the Fund’s right to redeem its investment, which is meant to be held until maturity.

∎	Financial services sector risk. The Fund may be susceptible to adverse economic or regulatory occurrences affecting the financial services sector. Financial services companies are subject to extensive government regulation and are disproportionately affected by unstable interest rates, each of which could adversely affect the profitability of such companies. Financial services companies may also have concentrated portfolios, which makes them especially vulnerable to unstable economic conditions.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
∎	Investment companies risk. Investing in other investment companies could result in the duplication of certain fees, including management and administrative fees, and may expose the Fund to the risks of owning the underlying investments that the other investment company holds.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. Certain portions of the Fund’s assets are actively managed and depend heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Because the Fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on the Fund’s net asset value. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	MLP risk. The Fund invests in securities of MLPs, which are subject to the following risks:
-

Limited partner risk. An MLP is a public limited partnership or limited liability company taxed as a partnership under the Internal Revenue Code of 1986, as amended (the Code). Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The risks of investing in an MLP are similar to those of investing in a partnership, including more flexible governance structures, which could result in less protection for investors than investments in a corporation. Investors in

10 Invesco Multi-Asset Income Fund

an MLP normally would not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek return of capital distributed to a limited partner, which right would continue after an investor sold its investment in the MLP. In addition, MLP distributions may be reduced by fees and other expenses incurred by the MLP.
-

Liquidity risk. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities and, therefore, more difficult to trade at desirable times and/or prices.

-	Interest rate risk. MLPs generally are considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.
-

General partner risk. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member.

Additionally, if the Fund were to invest more than 25% of its total assets in MLPs that are taxed as partnerships this could cause the Fund to lose its status as regulated investment company under Subchapter M of the Code.

∎	MLP tax risk. MLPs taxed as partnerships do not pay US federal income tax at the partnership level. A change in current tax law, or a change in the underlying business mix of a given MLP, however, could result in an MLP being classified as a corporation for US federal income tax purposes, which would have the effect of reducing the amount of cash available for distribution by the MLP and, as a result, could result in a reduction of the value of the Fund’s investment, and consequently your investment in the Fund and lower income. Each year, the Fund will send you an annual tax statement (Form 1099) to assist you in completing your federal, state and local tax returns. If an MLP in which the Fund invests amends its partnership tax return, the Fund will, when necessary, send you a corrected Form 1099, which could, in turn, require you to amend your federal, state or local tax returns.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.
∎	Non-correlation risk. The return of the Fund’s assets managed pursuant to an indexing approach (Indexed Assets) may not match the return of the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Indexed Assets and the Underlying Index may vary due to asset valuation differences and differences between the Indexed Assets and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	REIT risk/real estate risk. Investments in real estate related instruments may be affected by economic, legal, cultural, environmental or technological factors that affect property values, rents or occupancies of real estate related to the Fund’s holdings. Shares of real estate related companies, which tend to be small- and mid-cap companies, may be more volatile and less liquid.
∎	Sampling risk. The Fund’s use of a sampling methodology with respect to assets managed pursuant to an indexing approach (Indexed Assets) may result in the Indexed Assets including a smaller number of securities than are in the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), and in the Indexed Assets including securities that are not included in the Underlying Index. As a result, an adverse development to an issuer of securities included in the Indexed Assets could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were included in the Indexed Assets. The Fund’s use of a sampling methodology may also include the risk that the Indexed Assets may not track the return of the Underlying Index as well as they would have if the Indexed Assets included all of the securities in the Underlying Index. To the extent the assets in the Indexed Assets are smaller, these risks will be greater.
∎

Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall

11 Invesco Multi-Asset Income Fund

market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.

∎	Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act), and, except as otherwise noted in this prospectus, is not subject to the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI, and could negatively affect the Fund and its shareholders.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

About indexes used in this report

∎	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment grade, fixed-rate bond market.
∎	The Custom Invesco Multi-Asset Income Index is composed of the following indexes: S&P 500 and Bloomberg Barclays U.S. Universal.
∎	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.
∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Bloomberg Barclays U.S. Universal Index is an unmanaged index composed of US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

12 Invesco Multi-Asset Income Fund

Schedule of Investments(a)

October 31, 2018

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–49.00%
Aerospace & Defense–0.47%
BBA U.S. Holdings, Inc., Sr. Unsec. Notes, 5.38%, 05/01/2026(b)	$173,000	$171,486
Bombardier Inc. (Canada), Sr. Unsec. Notes, 6.13%, 01/15/2023(b)	516,000	512,130
7.50%, 03/15/2025(b)	512,000	514,407
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	245,000	248,268
TransDigm UK Holdings PLC, Sr. Unsec. Sub. Gtd. Notes, 6.88%, 05/15/2026(b)	601,000	601,000
Triumph Group, Inc., Sr. Unsec. Gtd. Global Notes, 7.75%, 08/15/2025	650,000	612,625
		2,659,916

Agricultural & Farm Machinery–0.14%
Titan International, Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.50%, 11/30/2023	830,000	776,050

Agricultural Products–0.06%
Kernel Holding S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.75%, 01/31/2022(b)	350,000	352,574

Airlines–0.08%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	425,000	456,833

Alternative Carriers–0.35%
CenturyLink, Inc., Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	535,000	549,044
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	477,000	502,043
Level 3 Financing, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	627,000	603,487
5.38%, 05/01/2025	296,000	289,710
		1,944,284

Aluminum–0.14%
Novelis Corp., Sr. Unsec. Gtd. Notes, 5.88%, 09/30/2026(b)	53,000	50,085
6.25%, 08/15/2024(b)	731,000	725,517
		775,602

Apparel Retail–0.32%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	481,000	477,392
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	1,146,000	1,167,487
6.75%, 07/01/2036	30,000	24,863
6.88%, 11/01/2035	120,000	102,600
		1,772,342

	Principal Amount	Value
Asset Management & Custody Banks–0.22%
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	$1,165,000	$1,233,968

Auto Parts & Equipment–0.17%
Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(b)	100,000	96,000
Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	520,000	503,620
Flexi-Van Leasing, Inc., Sec. Second Lien Notes, 10.00%, 02/15/2023(b)	281,000	234,635
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	134,000	128,700
		962,955

Automobile Manufacturers–0.16%
J.B. Poindexter & Co., Inc., Sr. Unsec. Bonds, 7.13%, 04/15/2026(b)	872,000	902,520

Automotive Retail–0.25%
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	177,000	167,265
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	590,000	577,462
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	699,000	667,545
		1,412,272

Broadcasting–0.68%
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	86,000	80,161
5.00%, 04/01/2024	565,000	541,807
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	335,000	341,767
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	1,070,000	1,072,675
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	423,000	431,460
Sr. Unsec. Notes, 5.88%, 11/15/2028(b)	372,000	367,350
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	492,000	471,090
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	139,000	141,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Broadcasting–(continued)
TV Azteca, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Euro Notes, 8.25%, 08/09/2024(b)	$350,000	$347,532
		3,795,274

Building Products–0.15%
Builders FirstSource, Inc., Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	195,000	182,569
Standard Industries Inc., Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	314,000	287,310
6.00%, 10/15/2025(b)	384,000	379,200
		849,079

Cable & Satellite–2.36%
Altice Financing S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	600,000	565,500
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	750,000	696,563
Altice US Finance I Corp., Sr. Sec. Gtd. First Lien Notes, 5.50%, 05/15/2026(b)	415,000	405,272
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Global Notes, 5.75%, 09/01/2023	510,000	515,100
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,580,000	1,568,150
CSC Holdings LLC, Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,450,000	1,577,556
10.88%, 10/15/2025(b)	400,000	462,500
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	2,145,000	1,831,294
7.88%, 09/01/2019	725,000	748,417
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Sec. Gtd. First Lien Notes, 8.00%, 02/15/2024(b)	175,000	183,531
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	1,222,000	1,096,745
Sr. Unsec. Gtd. Notes, 8.50%, 10/15/2024(b)	404,000	397,435
Sirius XM Radio Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2025(b)	2,000	1,986
6.00%, 07/15/2024(b)	632,000	647,674
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	700,000	710,262
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	185,500
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	200,000	195,100

	Principal Amount	Value
Cable & Satellite–(continued)
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	$400,000	$392,000
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	189,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	539,000	547,759
Ziggo B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	400,000	368,000
		13,285,344

Casinos & Gaming–0.44%
Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 08/15/2026	180,000	174,600
6.38%, 04/01/2026	278,000	276,610
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	184,287
MGM Resorts International, Sr. Unsec. Gtd. Global Notes, 6.63%, 12/15/2021	45,000	47,236
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	792,000	718,740
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	703,000	737,271
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2025(b)	334,000	318,553
		2,457,297

Coal & Consumable Fuels–0.08%
SunCoke Energy Partners, L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	463,000	472,260

Commodity Chemicals–0.17%
Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	356,000	342,757
Nufarm Australia Ltd./Nufarm Americas Inc. (Australia), Sr. Unsec. Gtd. Notes, 5.75%, 04/30/2026(b)	247,000	231,871
Valvoline Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2024	403,000	401,489
		976,117

Communications Equipment–0.15%
Hughes Satellite Systems Corp., Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	486,000	463,522
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	357,000	379,491
		843,013

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Construction & Engineering–0.02%
William Lyon Homes, Inc., Sr. Unsec. Gtd. Global Notes, 6.00%, 09/01/2023	$116,000	$106,430

Construction Machinery & Heavy Trucks–0.18%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	658,000	651,420
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	358,000	340,995
		992,415

Consumer Finance–0.46%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	725,000	738,594
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	280,000	294,350
Discover Financial Services, Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	316,000	299,015
Navient Corp., Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	230,000	240,063
8.00%, 03/25/2020	705,000	737,606
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R. (Mexico), Sr. Unsec. Notes, 7.38%, 02/12/2026(b)	293,000	274,321
		2,583,949

Copper–0.43%
First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	284,000	278,320
7.50%, 04/01/2025(b)	1,033,000	925,826
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	1,010,000	888,800
Taseko Mines Ltd. (Canada), Sr. Sec. Gtd. First Lien Notes, 8.75%, 06/15/2022(b)	344,000	339,700
		2,432,646

Data Processing & Outsourced Services–0.31%
First Data Corp., Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	60,000	59,625
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,626,000	1,687,178
		1,746,803

Diversified Banks–0.64%
Barclays Bank PLC (United Kingdom), Unsec. Sub. Global Notes, 7.63%, 11/21/2022	200,000	213,875
Barclays PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.75%(c)	250,000	250,050
REGS, Jr. Unsec. Sub. Euro Bonds, 7.88%(b)(c)	207,000	213,728

	Principal Amount	Value
Diversified Banks–(continued)
Credit Agricole S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 8.13%(b)(c)	$247,000	$265,548
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	346,000	430,789
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Euro Bonds, 6.88%(b)(c)	223,000	225,648
Jr. Unsec. Sub. Global Notes, 6.50%(c)	218,000	207,209
Lloyds Banking Group PLC (United Kingdom), Jr. Unsec. Sub. Global Bonds, 7.50%(c)	221,000	223,486
Royal Bank of Scotland Group PLC (The) (United Kingdom), Jr. Unsec. Sub. Bonds, 7.50%(c)	580,000	591,020
Jr. Unsec. Sub. Notes, 8.63%(c)	207,000	218,126
Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	285,000	295,107
Société Générale S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 7.38%(b)(c)	246,000	249,997
Standard Chartered PLC (United Kingdom), REGS, Jr. Unsec. Sub. Euro Bonds, 7.50%(b)(c)	207,000	209,588
		3,594,171

Diversified Capital Markets–6.42%
Citigroup Global Markets Holdings Inc., Series 1, Sr. Unsec. Notes, 7.65%, 12/21/2018(b)	18,000,000	17,605,800
Credit Suisse Group AG (Switzerland), REGS, Jr. Unsec. Sub. Euro Bonds, 7.13%(b)(c)	224,000	227,640
GS Finance Corp., Series 00H8, Sr. Unsec. Euro Notes, 0.00%, 01/23/2019(d)	18,000,000	18,220,086
		36,053,526

Diversified Chemicals–0.07%
Chemours Co. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 05/15/2025	70,000	72,450
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	354,000	330,105
		402,555

Diversified Metals & Mining–0.15%
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	437,000	440,277
Teck Resources Ltd. (Canada), Sr. Unsec. Notes, 6.13%, 10/01/2035	390,000	396,825
		837,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Electric Utilities–0.24%
NextEra Energy Capital Holdings, Inc., Jr. Unsec. Gtd. Sub. Investment Units, 5.00%, 01/15/2073	$23,200	$511,560
Series K, Jr. Unsec. Gtd. Sub. Investment Units, 5.25%, 06/01/2076	34,800	815,016
		1,326,576

Electrical Components & Equipment–0.12%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	693,000	687,803

Electronic Equipment & Instruments–0.07%
Itron, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2026(b)	443,000	413,651

Environmental & Facilities Services–0.35%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	112,000	109,480
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	478,000	450,515
Hulk Finance Corp. (Canada), Sr. Unsec. Notes, 7.00%, 06/01/2026(b)	1,031,000	951,097
Waste Pro USA, Inc., Sr. Unsec. Notes, 5.50%, 02/15/2026(b)	339,000	322,050
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	107,000	115,025
		1,948,167

Fertilizers & Agricultural Chemicals–0.08%
OCI N.V. (Netherlands), Sr. Sec. Gtd. Notes, 6.63%, 04/15/2023(b)	460,000	473,225

Financial Exchanges & Data–0.04%
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	235,000	237,938

Food Distributors–0.10%
US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	568,000	565,160

Food Retail–0.14%
Albertsons Cos. LLC/ Safeway Inc./New Albertson’s L.P./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	587,000	557,650
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	207,000	207,000
		764,650

Gas Utilities–0.41%
AmeriGas Partners, L.P./AmeriGas Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/20/2026	875,000	831,250
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	400,000	360,000
Sr. Unsec. Gtd. Global Notes, 6.75%, 06/15/2023	109,000	94,557

	Principal Amount	Value
Gas Utilities–(continued)
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$1,072,000	$1,023,760
		2,309,567

Health Care Equipment–0.10%
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	495,000	480,150
Teleflex Inc., Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	56,000	54,880
		535,030

Health Care Facilities–1.10%
Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	575,000	587,363
Community Health Systems, Inc., Sec. Gtd. Second Lien Notes, 8.13%, 06/30/2024(b)	11,000	8,745
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	450,000	428,625
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	612,000	565,151
Encompass Health Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	540,000	537,300
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,467,000	1,501,841
Sr. Unsec. Gtd. Global Notes, 7.50%, 02/15/2022	116,000	126,150
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	270,000	272,363
5.38%, 09/01/2026	169,000	168,155
5.88%, 02/15/2026	790,000	809,750
Tenet Healthcare Corp., Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	31,000	32,414
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	100,000	102,655
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	1,035,000	1,035,983
		6,176,495

Health Care REITs–0.12%
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/15/2027	736,000	693,459

Health Care Services–0.45%
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	380,000	359,100
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(e)	679,000	684,092

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Health Care Services–(continued)
Heartland Dental, LLC, Sr. Unsec. Notes, 8.50%, 05/01/2026(b)	$498,000	$475,590
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	207,000	210,792
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	171,000	161,168
8.88%, 04/15/2021(b)	375,000	387,188
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	315,000	272,475
		2,550,405

Home Furnishings–0.04%
Prestige Brands, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 03/01/2024(b)	201,000	199,493

Home Improvement Retail–0.12%
Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	771,000	682,335

Homebuilding–0.60%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	395,000	396,975
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2027	72,000	58,500
6.75%, 03/15/2025	395,000	348,094
8.75%, 03/15/2022	250,000	253,125
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	223,000	236,380
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 06/01/2026	255,000	244,497
5.38%, 10/01/2022	702,000	716,040
8.38%, 01/15/2021	50,000	54,125
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	216,000	211,140
7.15%, 04/15/2020	65,000	66,869
SRS Distribution Inc., Sr. Unsec. Gtd. Notes, 8.25%, 07/01/2026(b)	250,000	235,000
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	569,000	564,732
		3,385,477

Household Products–0.35%
Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	41,000	40,180
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	1,288,000	1,293,635
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	635,000	619,125
		1,952,940

	Principal Amount	Value
Independent Power Producers & Energy Traders–0.30%
AES Corp. (The), Sr. Unsec. Notes, 5.50%, 04/15/2025	$279,000	$281,092
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	234,000	222,593
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	404,000	414,456
6.63%, 01/15/2027	113,000	117,379
7.25%, 05/15/2026	335,000	357,612
Vistra Energy Corp., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	260,000	270,400
		1,663,532

Industrial Machinery–0.31%
Cleaver-Brooks, Inc., Sr. Sec. Notes, 7.88%, 03/01/2023(b)	706,000	711,295
EnPro Industries, Inc., Sr. Unsec. Notes, 5.75%, 10/15/2026(b)	277,000	274,313
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	485,000	466,812
Mueller Water Products, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/15/2026(b)	123,000	122,078
Stevens Holding Co., Inc., Sr. Unsec. Gtd. Notes, 6.13%, 10/01/2026(b)	170,000	169,808
		1,744,306

Integrated Oil & Gas–0.19%
Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029	591,000	548,152
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	169,000	168,747
Sr. Unsec. Gtd. Notes, 5.35%, 02/12/2028(b)	418,000	373,441
		1,090,340

Integrated Telecommunication Services–0.59%
Altice France S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.25%, 05/15/2024(b)	466,000	449,107
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	600,000	578,250
Cequel Communications Holdings I, LLC/ Capital Corp., Sr. Unsec. Notes, 7.75%, 07/15/2025(b)	340,000	360,400
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	502,000	454,310
Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	72,000	65,880
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	940,000	787,250
11.00%, 09/15/2025	378,000	278,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	$47,000	$43,240
7.20%, 07/18/2036	320,000	315,645
		3,332,857

Internet Services & Infrastructure–0.08%
Rackspace Hosting, Inc., Sr. Unsec. Gtd. Notes, 8.63%, 11/15/2024(b)	498,000	469,365

Investment Banking & Brokerage–2.06%
Morgan Stanley Finance LLC, Series 38, Sr. Unsec. Notes, 0.00%, 11/07/2018(d)	12,000,000	11,578,644

Leisure Products–0.08%
Mattel, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 12/31/2025(b)	362,000	346,503
Sr. Unsec. Notes, 6.20%, 10/01/2040	113,000	92,660
		439,163

Life Sciences Tools & Services–0.02%
Charles River Laboratories International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 04/01/2026(b)	138,000	138,000

Managed Health Care–0.20%
Centene Corp., Sr. Unsec. Notes, 5.38%, 06/01/2026(b)	276,000	280,830
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	192,000	184,320
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	420,000	420,000
5.38%, 08/15/2026(b)	238,000	238,000
		1,123,150

Metal & Glass Containers–0.19%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	600,000	564,000
Flex Acquisition Co., Inc., Sr. Unsec. Notes, 7.88%, 07/15/2026(b)	405,000	391,959
OI European Group B.V., Sr. Unsec. Gtd. Notes, 4.00%, 03/15/2023(b)	133,000	124,854
		1,080,813

Movies & Entertainment–0.10%
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	585,000	543,319

Multi-Utilities–0.34%
Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Investment Units, 5.25%, 07/30/2076	32,900	758,674

	Principal Amount	Value
Multi-Utilities–(continued)
DTE Energy Co., Series B, Jr. Unsec. Sub. Investment Units, 5.38%, 06/01/2076	$17,200	$395,772
Series E, Jr. Unsec. Sub. Investment Units, 5.25%, 12/01/2077	17,200	393,880
Series F, Jr. Unsec. Sub. Investment Units, 6.00%, 12/15/2076	14,400	373,536
		1,921,862

Oil & Gas Drilling–0.48%
Diamond Offshore Drilling, Inc., Sr. Unsec. Global Notes, 4.88%, 11/01/2043	192,000	131,520
Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	27,000	22,039
7.75%, 02/01/2026	619,000	579,539
Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	731,000	686,226
Precision Drilling Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	610,000	568,825
6.50%, 12/15/2021	73,499	74,417
7.75%, 12/15/2023	25,000	26,125
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	647,000	601,710
		2,690,401

Oil & Gas Equipment & Services–0.28%
Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	510,000	507,450
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	487,000	484,565
Weatherford International Ltd., Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	365,000	244,550
8.25%, 06/15/2023	405,000	311,850
		1,548,415

Oil & Gas Exploration & Production–1.69%
Ascent Resources Utica Holdings, LLC /ARU Finance Corp., Sr. Unsec. Notes, 10.00%, 04/01/2022(b)	290,000	320,813
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	328,000	292,740
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	699,000	685,020
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	198,000	172,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Oil & Gas Exploration & Production–(continued)
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	$611,000	$592,670
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	216,000	203,580
6.63%, 05/01/2023	230,000	231,150
Jagged Peak Energy LLC, Sr. Unsec. Gtd. Notes, 5.88%, 05/01/2026(b)	592,000	578,680
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	647,000	653,470
Parsley Energy, LLC/Finance Corp., Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2027(b)	243,000	240,150
6.25%, 06/01/2024(b)	533,000	548,990
QEP Resources, Inc., Sr. Unsec. Global Notes, 5.63%, 03/01/2026	438,000	413,910
Range Resources Corp., Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	1,116,000	1,037,880
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	345,000	351,037
6.63%, 01/15/2027	74,000	74,740
6.75%, 09/15/2026	225,000	226,688
Southwestern Energy Co., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/01/2026	313,000	320,043
7.75%, 10/01/2027	327,000	335,175
Tullow Oil PLC (Ghana), Sr. Unsec. Notes, 7.00%, 03/01/2025(b)	295,000	289,498
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	510,000	517,650
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	828,000	828,000
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	569,000	564,732
		9,478,876

Oil & Gas Refining & Marketing–0.13%
Parkland Fuel Corp. (Canada), Sr. Unsec. Notes, 6.00%, 04/01/2026(b)	345,000	338,100
Sunoco LP/Sunoco Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2023(b)	385,000	372,006
		710,106

Oil & Gas Storage & Transportation–0.36%
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	350,000	343,000
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	134,000	141,035

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	$351,000	$330,818
SemGroup Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 03/15/2025	535,000	520,287
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	442,000	432,055
Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2026(b)	227,000	229,412
		1,996,607

Other Diversified Financial Services–0.33%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 7.38%, 04/15/2021(b)	200,000	203,750
Lions Gate Capital Holdings LLC, Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	395,000	398,950
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	390,000	379,275
Mexico City Airport Trust (Mexico), REGS, Sr. Sec. Euro Bonds, 5.50%, 07/31/2047(b)	243,000	192,577
Telenet Finance Luxembourg Notes S.a r.l. (Belgium), Sr. Sec. First Lien Notes, 5.50%, 03/01/2028(b)	200,000	186,500
Tempo Acquisition, LLC/Finance Corp., Sr. Unsec. Notes, 6.75%, 06/01/2025(b)	425,000	405,747
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	101,000	103,273
		1,870,072

Packaged Foods & Meats–0.22%
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	286,000	273,488
JBS Investments GmbH, Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	590,000	597,375
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	357,000	357,892
		1,228,755

Paper Packaging–0.08%
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	461,000	424,120

Paper Products–0.16%
Mercer International Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 01/15/2026	163,000	158,469
6.50%, 02/01/2024	329,000	333,112
7.75%, 12/01/2022	24,000	24,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Paper Products–(continued)
Schweitzer-Mauduit International, Inc., Sr. Unsec. Notes, 6.88%, 10/01/2026(b)	$394,000	$399,910
		916,451

Pharmaceuticals–0.49%
Bausch Health Cos. Inc., Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	307,000	302,011
Sr. Unsec. Gtd. Notes, 6.13%, 04/15/2025(b)	100,000	92,220
9.00%, 12/15/2025(b)	829,000	867,341
9.25%, 04/01/2026(b)	301,000	316,426
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	173,440
HLF Financing S.a.r.l., LLC/ Herbalife International, Inc., Sr. Unsec. Gtd. Notes, 7.25%, 08/15/2026(b)	325,000	329,469
Teva Pharmaceutical Finance IV, B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 3.65%, 11/10/2021	450,000	431,404
Teva Pharmaceutical Finance Netherlands III B.V. (Israel), Sr. Unsec. Gtd. Global Notes, 6.00%, 04/15/2024	268,000	267,013
		2,779,324

Publishing–0.16%
Meredith Corp., Sr. Unsec. Gtd. Notes, 6.88%, 02/01/2026(b)	886,000	888,215

Railroads–0.16%
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	876,000	884,760

Regional Banks–0.08%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	106,000	107,060
5.00%, 08/01/2023	260,000	261,300
Unsec. Sub. Global Notes, 6.13%, 03/09/2028	87,000	90,480
		458,840

Restaurants–0.39%
1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	1,447,000	1,360,180
IRB Holding Corp., Sr. Unsec. Gtd. Notes, 6.75%, 02/15/2026(b)	603,000	578,880
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	240,000	226,200
		2,165,260

Security & Alarm Services–0.05%
Brink’s Co. (The), Sr. Unsec. Gtd. Notes, 4.63%, 10/15/2027(b)	322,000	297,045

	Principal Amount	Value
Semiconductors–0.14%
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 4.63%, 06/01/2023(b)	$785,000	$780,094

Sovereign Debt–16.72%
Abu Dhabi Government International Bond (United Arab Emirates), REGS, Sr. Unsec. Euro Notes, 3.13%, 10/11/2027(b)	900,000	837,671
4.13%, 10/11/2047(b)	900,000	835,079
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 7.13%, 07/06/2036	950,000	733,281
7.63%, 04/22/2046	850,000	672,669
Sr. Unsec. Global Notes, 7.13%, 06/28/2117	1,018,000	762,228
Bahrain Government International Bond (Bahrain), REGS, Sr. Unsec. Euro Bonds, 6.00%, 09/19/2044(b)	1,000,000	810,840
7.50%, 09/20/2047(b)	1,000,000	926,916
Sr. Unsec. Euro Notes, 6.75%, 09/20/2029(b)	900,000	862,493
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Bonds, 5.63%, 01/07/2041	1,000,000	924,250
5.63%, 02/21/2047	900,000	810,563
8.25%, 01/20/2034	725,000	870,906
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.13%, 01/21/2026	900,000	854,510
3.24%, 02/06/2028	900,000	845,100
3.86%, 06/21/2047	1,100,000	994,686
China Government International Bond (China), REGS, Sr. Unsec. Euro Bonds, 2.13%, 11/02/2022(b)	1,400,000	1,342,845
2.63%, 11/02/2027(b)	1,400,000	1,291,942
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 5.63%, 02/26/2044	800,000	820,000
6.13%, 01/18/2041	900,000	972,909
7.38%, 09/18/2037	700,000	847,875
Costa Rica Government International Bond (Costa Rica), REGS, Sr. Unsec. Euro Notes, 5.63%, 04/30/2043(b)	1,100,000	805,750
7.00%, 04/04/2044(b)	800,000	663,200
7.16%, 03/12/2045(b)	800,000	671,200
Croatia Government International Bond (Croatia), REGS, Sr. Unsec. Euro Notes, 5.50%, 04/04/2023(b)	1,200,000	1,261,582
6.00%, 01/26/2024(b)	1,300,000	1,403,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Dominican Republic International Bond (Dominican Republic), REGS, Sr. Unsec. Euro Bonds, 7.45%, 04/30/2044(b)	$725,000	$759,891
Sr. Unsec. Euro Notes, 6.50%, 02/15/2048(b)	950,000	902,144
6.85%, 01/27/2045(b)	850,000	839,906
Ecuador Government International Bond (Ecuador), REGS, Sr. Unsec. Euro Bonds, 9.65%, 12/13/2026(b)	800,000	747,000
Sr. Unsec. Euro Notes, 8.88%, 10/23/2027(b)	800,000	706,200
9.63%, 06/02/2027(b)	800,000	740,600
Egypt Government International Bond (Egypt), REGS, Sr. Unsec. Euro Notes, 6.88%, 04/30/2040(b)	961,000	808,571
7.90%, 02/21/2048(b)	800,000	718,255
Sr. Unsec. Global Notes, 8.50%, 01/31/2047(b)	800,000	757,591
El Salvador Government International Bond (El Salvador), REGS, Sr. Unsec. Euro Notes, 7.63%, 02/01/2041(b)	800,000	729,120
7.65%, 06/15/2035(b)	900,000	829,125
8.25%, 04/10/2032(b)	847,000	834,346
Emirate of Dubai Government International Bonds (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 5.25%, 01/30/2043(b)	1,000,000	976,124
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	860,000	913,664
5.75%, 11/22/2023	850,000	912,308
7.63%, 03/29/2041	560,000	762,601
Indonesia Government International Bond (Indonesia), REGS, Sr. Unsec. Euro Bonds, 6.63%, 02/17/2037(b)	800,000	899,860
7.75%, 01/17/2038(b)	650,000	812,450
8.50%, 10/12/2035(b)	650,000	853,114
Jordan Government International Bond (Jordan), REGS, Sr. Unsec. Euro Bonds, 7.38%, 10/10/2047(b)	800,000	726,552
Sr. Unsec. Euro Notes, 5.75%, 01/31/2027(b)	1,000,000	921,486
6.13%, 01/29/2026(b)	800,000	767,378
Kazakhstan Government International Bond (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/14/2044(b)	850,000	837,080
Sr. Unsec. Medium-Term Euro Notes, 5.13%, 07/21/2025(b)	950,000	1,003,917
6.50%, 07/21/2045(b)	700,000	836,170

	Principal Amount	Value
Sovereign Debt–(continued)
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037(b)	$1,009,000	$791,571
Sr. Unsec. Euro Notes, 6.75%, 11/29/2027(b)	1,003,000	807,174
Sr. Unsec. Medium-Term Global Euro Notes, 6.65%, 02/26/2030(b)	969,000	755,219
Lithuania Government International Bond (Lithuania), REGS, Sr. Unsec. Euro Notes, 6.63%, 02/01/2022(b)	1,150,000	1,257,456
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	1,050,000	910,623
Sr. Unsec. Medium-Term Global Notes, 5.75%, 10/12/2110	850,000	788,694
Series A, Sr. Unsec. Medium-Term Global Notes, 6.05%, 01/11/2040	812,000	848,134
Nigeria Government International Bond (Nigeria), REGS, Sr. Unsec. Euro Notes, 7.70%, 02/23/2038(b)	1,000,000	904,474
7.88%, 02/16/2032(b)	800,000	772,664
Sr. Unsec. Medium-Term Euro Notes, 7.63%, 11/28/2047(b)	800,000	707,832
Oman Government International Bond (Oman), REGS, Sr. Unsec. Euro Notes, 5.63%, 01/17/2028(b)	1,000,000	954,975
6.50%, 03/08/2047(b)	800,000	717,060
6.75%, 01/17/2048(b)	1,000,000	915,300
Pakistan Government International Bond (Pakistan), REGS, Sr. Unsec. Euro Notes, 6.88%, 12/05/2027(b)	1,000,000	926,972
8.25%, 04/15/2024(b)	800,000	820,208
8.25%, 09/30/2025(b)	810,000	829,233
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	800,000	770,408
7.13%, 01/29/2026	750,000	880,673
8.88%, 09/30/2027	669,000	884,752
Paraguay Government International Bond (Paraguay), REGS, Sr. Unsec. Euro Bonds, 5.00%, 04/15/2026(b)	800,000	802,000
Sr. Unsec. Euro Notes, 5.60%, 03/13/2048(b)	900,000	865,125
6.10%, 08/11/2044(b)	800,000	808,000
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 5.63%, 11/18/2050	802,000	898,240
7.35%, 07/21/2025	750,000	905,625
8.75%, 11/21/2033	521,000	746,333

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 6.38%, 10/23/2034	$750,000	$913,252
7.75%, 01/14/2031	700,000	918,684
9.50%, 02/02/2030	587,000	847,127
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.25%, 04/06/2026	954,000	915,656
Qatar Government International Bond (Qatar), REGS, Sr. Unsec. Euro Notes, 5.10%, 04/23/2048(b)	900,000	915,812
5.75%, 01/20/2042(b)	925,000	1,065,228
6.40%, 01/20/2040(b)	700,000	859,165
Republic of Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	874,000	852,332
4.00%, 01/22/2024	895,000	905,483
Republic of South Africa Government International Bond (South Africa), Sr. Unsec. Global Bonds, 5.38%, 07/24/2044	850,000	705,544
6.30%, 06/22/2048	900,000	811,663
Sr. Unsec. Global Notes, 6.25%, 03/08/2041	800,000	746,560
Romanian Government International Bond (Romania), REGS, Sr. Unsec. Euro Notes, 5.13%, 06/15/2048(b)	850,000	789,414
Sr. Unsec. Medium-Term Euro Notes, 4.88%, 01/22/2024(b)	852,000	869,594
6.13%, 01/22/2044(b)	780,000	843,086
Russian Foreign Bond (Russia), Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	800,000	819,596
5.63%, 04/04/2042(b)	800,000	814,956
5.88%, 09/16/2043(b)	800,000	841,915
Saudi Government International Bond (Saudi Arabia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.50%, 10/26/2046(b)	900,000	818,364
4.63%, 10/04/2047(b)	1,000,000	919,962
5.00%, 04/17/2049(b)	800,000	769,949
Serbia International Bond (Serbia), REGS, Sr. Unsec. Euro Notes, 7.25%, 09/28/2021(b)	1,100,000	1,188,343
7.25%, 09/28/2021(b)	200,000	216,062
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	1,200,000	1,291,630
Sri Lanka Government International Bond (Sri Lanka), REGS, Sr. Unsec. Euro Bonds, 6.83%, 07/18/2026(b)	850,000	766,087
6.85%, 11/03/2025(b)	750,000	682,545
Sr. Unsec. Euro Notes, 6.13%, 06/03/2025(b)	1,050,000	923,863

	Principal Amount	Value
Sovereign Debt–(continued)
Trinidad & Tobago Government International Bond (Trinidad), REGS, Sr. Unsec. Euro Notes, 4.50%, 08/04/2026(b)	$1,500,000	$1,394,250
Unsec. Euro Notes, 4.38%, 01/16/2024(b)	1,200,000	1,156,224
Turkey Government International Bond (Turkey), Sr. Unsec. Global Notes, 6.88%, 03/17/2036	798,000	711,962
7.25%, 03/05/2038	850,000	784,737
8.00%, 02/14/2034	810,000	807,276
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2025(b)	800,000	737,387
7.75%, 09/01/2026(b)	900,000	815,927
7.75%, 09/01/2027(b)	900,000	807,264
		93,913,316

Specialized Consumer Services–0.21%
ServiceMaster Co., LLC (The), Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	942,000	909,030
Sr. Unsec. Notes, 7.45%, 08/15/2027	254,000	266,700
		1,175,730

Specialized Finance–0.04%
AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	200,000	206,000

Specialized REITs–0.49%
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	1,045,000	1,063,287
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	203,000	208,329
Sr. Unsec. Sub. Gtd. Global Notes, 5.75%, 08/15/2024	115,000	113,131
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	303,000	280,275
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	865,000	813,100
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	79,000	78,803
4.88%, 09/01/2024	227,000	219,906
		2,776,831

Specialty Chemicals–0.08%
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	444,000	422,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Multi-Asset Income Fund

	Principal Amount	Value
Steel–0.34%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.00%, 10/15/2039	$325,000	$360,573
Cleveland-Cliffs Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2025	663,000	629,021
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	951,000	936,735
		1,926,329

Systems Software–0.14%
CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	790,000	772,225

Technology Hardware, Storage & Peripherals–0.21%
Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	1,135,000	1,202,143

Textiles–0.13%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/01/2025(b)	739,000	716,830

Trading Companies & Distributors–0.44%
BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	576,000	541,440
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 09/01/2025	717,000	684,735
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	438,000	464,280
United Rentals North America, Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 12/15/2026	175,000	177,406
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	151,000	143,828
5.88%, 09/15/2026	475,000	467,281
		2,478,970

Trucking–0.07%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	180,000	161,775
6.38%, 04/01/2024(b)	230,000	220,513
		382,288

Wireless Telecommunication Services–0.97%
Digicel Group Ltd. (Jamaica), Sr. Unsec. Notes, 8.25%, 09/30/2020(b)	403,000	289,656
Oztel Holdings SPC Ltd. (Oman), Sr. Sec. Gtd. Notes, 5.63%, 10/24/2023(b)	382,000	382,773
Sprint Capital Corp., Sr. Unsec. Gtd. Global Notes, 8.75%, 03/15/2032	267,000	291,057

	Principal Amount	Value
Wireless Telecommunication Services–(continued)
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	$235,000	$276,713
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	1,104,000	1,155,060
7.63%, 02/15/2025	84,000	87,465
7.88%, 09/15/2023	1,558,000	1,667,060
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	1,209,000	1,278,517
		5,428,301
Total U.S. Dollar Denominated Bonds & Notes (Cost $287,471,618)		275,224,233

	Shares

Preferred Stocks–20.87%
Alternative Carriers–0.55%
Qwest Corp., 6.13% Pfd.	15,800	338,278
Qwest Corp., 6.50% Pfd.	38,600	851,516
Qwest Corp., 6.63% Pfd.	23,200	537,080
Qwest Corp., 6.75% Pfd.	38,600	892,818
Qwest Corp., 6.88% Pfd.	19,700	476,740
		3,096,432

Asset Management & Custody Banks–1.26%
Apollo Global Management LLC, Series A, 6.38% Pfd.	12,600	312,984
Apollo Global Management LLC, Series B, 6.38% Pfd.	11,600	286,404
Apollo Investment Corp., 6.88% Pfd.	7,400	186,110
Ares Management, L.P., Series A, 7.00% Pfd.	13,300	345,667
Bank of New York Mellon Corp. (The), 5.20% Pfd.	22,400	539,840
BrightSphere Investment Group PLC, 5.13% Pfd.	6,600	136,422
Carlyle Group LP (The), Series A, 5.88% Pfd.	16,400	361,456
KKR & Co. Inc., Series A, 6.75% Pfd.	10,300	271,817
KKR & Co. Inc., Series B, 6.50% Pfd.	10,300	268,521
Legg Mason, Inc., 5.45% Pfd.	20,600	483,688
Legg Mason, Inc., 6.38% Pfd.	11,600	295,336
Northern Trust Corp., Series C, 5.85% Pfd.	17,200	437,568
Oaktree Capital Group, LLC, Series A, 6.63% Pfd.	8,000	200,880
Oaktree Capital Group, LLC, Series B, 6.55% Pfd.	9,300	233,895
Prospect Capital Corp., 6.25% Pfd.	9,500	237,975
State Street Corp., Series C, 5.25% Pfd.	11,600	278,748
State Street Corp., Series D, 5.90% Pfd.	20,600	536,424
State Street Corp., Series E, 6.00% Pfd.	38,600	981,212

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Multi-Asset Income Fund

	Shares	Value
Asset Management & Custody Banks–(continued)
State Street Corp., Series G, 5.35% Pfd.	27,800	$704,452
		7,099,399

Catalog Retail–0.04%
QVC Inc., 6.38% Pfd.	10,000	232,800

Consumer Finance–0.66%
Capital One Financial Corp., Series B, 6.00% Pfd.	17,200	429,656
Capital One Financial Corp., Series C, 6.25% Pfd.	12,300	312,912
Capital One Financial Corp., Series D, 6.70% Pfd.	17,200	446,340
Capital One Financial Corp., Series F, 6.20% Pfd.	19,100	487,241
Capital One Financial Corp., Series G, 5.20% Pfd.	35,700	825,027
Capital One Financial Corp., Series H, 6.00% Pfd.	36,700	937,685
Navient Corp., 6.00% Pfd.	12,200	247,050
		3,685,911

Diversified Banks–6.02%
Bank of America Corp., Series W, 6.63% Pfd.	48,300	1,246,623
Bank of America Corp., Series Y, 6.50% Pfd.	59,900	1,540,628
Bank of America Corp., Series CC, 6.20% Pfd.	50,200	1,298,674
Bank of America Corp., Series EE, 6.00% Pfd.	46,400	1,177,632
Bank of America Corp., Series GG, 6.00% Pfd.	48,300	1,213,779
Bank of America Corp., Series HH, 5.88% Pfd.	35,000	872,200
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Pfd.	40,000	1,015,200
Citigroup Inc., Series J, 7.13% Pfd.	38,600	1,052,236
Citigroup Inc., Series K, 6.88% Pfd.	48,300	1,320,039
Citigroup Inc., Series L, 6.88% Pfd.	19,300	495,045
Citigroup Inc., Series S, 6.30% Pfd.	38,600	1,005,144
ING Groep N.V. (Netherlands), 6.38% Pfd.	30,000	759,300
JPMorgan Chase & Co., Series P, 5.45% Pfd.	9,500	234,365
JPMorgan Chase & Co., Series T, 6.70% Pfd.	12,300	310,575
JPMorgan Chase & Co., Series W, 6.30% Pfd.	12,300	311,928
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	57,200	1,443,728
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	82,800	2,094,840
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	83,800	2,120,978
JPMorgan Chase & Co., Series DD, 5.75% Pfd.	70,000	1,741,600
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Pfd.	22,100	558,467

	Shares	Value
Diversified Banks–(continued)
US Bancorp., Series F, 6.50% Pfd.	63,800	$1,723,238
US Bancorp., Series K, 5.50% Pfd.	20,700	510,876
Wells Fargo & Co., 5.20% Pfd.	56,000	1,303,680
Wells Fargo & Co., Class A, Series L, $75.00 Conv. Pfd.	581	739,026
Wells Fargo & Co., Series O, 5.13% Pfd.	48,300	1,121,043
Wells Fargo & Co., Series P, 5.25% Pfd.	16,400	387,532
Wells Fargo & Co., Series Q, 5.85% Pfd.	26,700	683,520
Wells Fargo & Co., Series R, 6.63% Pfd.	26,700	734,517
Wells Fargo & Co., Series T, 6.00% Pfd.	34,800	887,052
Wells Fargo & Co., Series V, 6.00% Pfd.	24,700	632,073
Wells Fargo & Co., Series W, 5.70% Pfd.	28,800	721,152
Wells Fargo & Co., Series X, 5.50% Pfd.	65,700	1,610,964
Wells Fargo & Co., Series Y, 5.63% Pfd.	38,600	959,210
		33,826,864

Diversified Capital Markets–0.39%
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Pfd.	86,100	2,195,550

Diversified REITs–0.34%
PS Business Parks, Inc., Series U, 5.75% Pfd.	8,900	211,731
PS Business Parks, Inc., Series W, 5.20% Pfd.	11,100	240,537
PS Business Parks, Inc., Series X, 5.25% Pfd.	10,500	228,585
PS Business Parks, Inc., Series Y, 5.20% Pfd.	8,200	176,546
VEREIT Inc., Series F, 6.70% Pfd.	41,400	1,030,032
		1,887,431

Electric Utilities–1.31%
Alabama Power Co., Series A, 5.00% Pfd.	11,600	289,652
Duke Energy Corp., 5.13% Pfd.	20,600	482,040
Duke Energy Corp., 5.63% Pfd.	19,300	469,955
Entergy Arkansas, Inc., 4.88% Pfd.	14,400	314,640
Entergy Arkansas, Inc., 4.90% Pfd.	11,600	266,336
Entergy Louisiana, LLC, 4.88% Pfd.	16,400	357,684
Entergy Louisiana, LLC, 5.25% Pfd.	10,500	250,425
Entergy Mississippi, Inc., 4.90% Pfd.	12,900	278,898
Entergy Texas Inc., 5.63% Pfd.	9,200	229,632
Georgia Power Co., Series 2017A, 5.00% Pfd.	12,000	277,080
Interstate Power & Light Co., Series D, 5.10% Pfd.	9,000	230,130
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	5,300	135,150
SCE Trust IV, Series J, 5.38% Pfd.	20,300	482,937
SCE Trust V, Series K, 5.45% Pfd.	15,500	379,130
SCE Trust VI, 5.00% Pfd.	35,000	739,200
Southern Co. (The), 5.25% Pfd.	43,200	978,048
Southern Co. (The), 5.25% Pfd.	18,500	425,870
Southern Co. (The), 6.25% Pfd.	30,800	788,172
		7,374,979

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Multi-Asset Income Fund

	Shares	Value
Health Care REITs–0.09%
Senior Housing Properties Trust, 5.63% Pfd.	23,200	$505,528

Industrial Machinery–0.13%
Stanley Black & Decker Inc., 5.75% Investment Units	29,000	723,840

Insurance Brokers–0.11%
Argo Group US Inc., 6.50% Pfd.	6,800	171,496
Assured Guaranty Municipal Holdings Inc., 6.25% Pfd.	18,500	465,645
		637,141

Integrated Telecommunication Services–0.44%
AT&T Inc.,5.63% Pfd.	31,900	755,073
AT&T Inc., 5.35% Pfd.	51,100	1,204,427
Verizon Communications Inc., 5.90% Pfd.	20,600	524,270
		2,483,770

Internet & Direct Marketing Retail–0.14%
eBay Inc., 6.00% Pfd.	30,800	774,004

Investment Banking & Brokerage–1.52%
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	20,300	522,116
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	31,900	824,615
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	17,200	434,128
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	38,600	1,013,636
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	40,600	1,037,330
Morgan Stanley, Series E, 7.13% Pfd.	13,300	362,691
Morgan Stanley, Series F, 6.88% Pfd.	26,700	715,827
Morgan Stanley, Series G, 6.63% Pfd.	20,600	526,124
Morgan Stanley, Series I, 6.38% Pfd.	58,000	1,518,440
Morgan Stanley, Series K, 5.85% Pfd.	48,300	1,217,160
Stifel Financial Corp., 5.20% Pfd.	9,300	206,367
Stifel Financial Corp., Series A, 6.25% Pfd.	6,500	163,020
		8,541,454

Life & Health Insurance–0.77%
Aegon N.V. (Netherlands), 6.38% Pfd.	4,600	116,380
Brighthouse Financial Inc., 6.25% Pfd.	16,100	397,670
MetLife, Inc., Series E, 5.63% Pfd.	33,100	819,556
Prudential Financial Inc., 5.70% Pfd.	27,400	675,684
Prudential Financial Inc., 5.75% Pfd.	20,700	514,809
Prudential Financial Inc.,5.63% Pfd.	22,300	537,653
Prudential PLC (United Kingdom), 6.50% Pfd.	4,300	110,080
Prudential PLC (United Kingdom), 6.75% Pfd.	19,300	495,817
Torchmark Corp., 6.13% Pfd.	13,300	336,490
Unum Group, 6.25% Pfd.	13,300	333,165
		4,337,304

	Shares	Value
Mortgage REITs–0.10%
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Pfd.	10,200	$242,760
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	12,300	313,281
		556,041

Multi-Line Insurance–0.18%
American Financial Group Inc., 6.00% Pfd.	12,900	323,016
Hartford Financial Services Group Inc. (The), 7.88% Pfd.	24,700	679,003
		1,002,019

Multi-Utilities–0.16%
CMS Energy Corp., 5.63% Pfd.	8,600	207,260
CMS Energy Corp., 5.88% Pfd.	9,700	243,470
Integrys Holding, Inc., 6.00% Pfd.	17,750	449,696
		900,426

Office REITs–0.29%
Boston Properties, Inc., Series B, 5.25% Pfd.	9,000	218,250
Government Properties Income Trust, 5.88% Pfd.	13,700	338,390
SL Green Realty Corp., Series I, 6.50% Pfd.	9,900	244,728
Vornado Realty Trust, Series L, 5.40% Pfd.	35,500	827,150
		1,628,518

Office Services & Supplies–0.07%
Pitney Bowes Inc., 6.70% Pfd.	18,300	415,410

Oil & Gas Refining & Marketing–0.14%
NuStar Energy L.P., Series A, 8.50% Pfd.	26,800	618,544
NuStar Energy L.P., Series C, 9.00% Pfd.	7,700	183,414
		801,958

Oil & Gas Storage & Transportation–0.33%
DCP Midstream L.P., Series B, 7.88% Pfd.	7,100	173,950
Enbridge Inc. (Canada), Series B, 6.38% Pfd.	25,700	634,276
Energy Transfer Operating, L.P., Series D, 7.63% Pfd.	18,300	458,415
Energy Transfer Operating, L.P., Series C, 7.38% Pfd.	17,400	430,476
Targa Resources Partners L.P., Series A, 9.00% Pfd.	6,200	165,912
		1,863,029

Other Diversified Financial Services–0.08%
PPL Capital Funding, Inc., Series B, 5.90% Pfd.	17,400	433,956

Property & Casualty Insurance–1.07%
Allstate Corp. (The), 5.10% Pfd.	18,500	464,350
Allstate Corp. (The), Series A, 5.63% Pfd.	6,600	164,340
Allstate Corp. (The), Series E, 6.63% Pfd.	30,900	783,006
Allstate Corp. (The), Series F, 6.25% Pfd.	18,500	478,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Multi-Asset Income Fund

	Shares	Value
Property & Casualty Insurance–(continued)
Allstate Corp. (The), Series G, 5.63% Pfd.	26,700	$653,349
Arch Capital Group Ltd., Series E, 5.25% Pfd.	16,500	366,465
Arch Capital Group Ltd., Series F, 5.45% Pfd.	14,800	333,592
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	7,500	187,800
Aspen Insurance Holdings Ltd. (Bermuda), 5.63% Pfd.	14,000	319,760
Axis Capital Holdings Ltd., Series E, 5.50% Pfd.	31,900	736,890
Hanover Insurance Group, Inc. (The), 6.35% Pfd.	8,700	218,979
Kemper Corp., 7.38% Pfd.	5,900	151,040
Selective Insurance Group, Inc., 5.88% Pfd.	8,700	213,498
WR Berkley Corp., 5.63% Pfd.	11,600	267,496
WR Berkley Corp., 5.70% Pfd.	8,000	187,200
WR Berkley Corp., 5.75% Pfd.	19,400	452,990
		5,979,535

Regional Banks–2.28%
Associated Banc-Corp., Series E, 5.88% Pfd.	4,300	103,501
BB&T Corp., 5.63% Pfd.	58,900	1,475,445
BB&T Corp., Series G, 5.20% Pfd.	5,000	120,150
BB&T Corp., 5.85% Pfd.	11,300	284,308
BB&T Corp., Series E, 5.63% Pfd.	46,400	1,130,304
BOK Financial Corp., 5.38% Pfd.	7,100	164,933
CIT Group Inc., Series A, 5.80% Pfd.	70,000	69,020
Commerce Bancshares Inc., Series B, 6.00% Pfd.	6,900	174,984
Cullen/Frost Bankers, Inc., 5.38% Pfd.	7,100	174,234
Fifth Third Bancorp, Series I, 6.63% Pfd.	18,500	506,345
First Horizon National Corp., Series A, 6.20% Pfd.	5,500	137,940
First Republic Bank, Series D, 5.50% Pfd.	6,500	155,350
First Republic Bank, Series E, 7.00% Pfd.	4,500	113,805
First Republic Bank, Series F, 5.70% Pfd.	8,200	201,146
First Republic Bank, Series G, 5.50% Pfd.	9,500	225,340
First Republic Bank, Series H, 5.13% Pfd.	7,900	181,700
First Republic Bank, Series I, 5.50% Pfd.	13,500	319,950
FNB Corp., 7.25% Pfd.	5,600	153,328
Hancock Whitney Corp., 5.95% Pfd.	7,400	182,262
Huntington Bancshares, Inc., Series C, 5.88% Pfd.	8,200	202,130
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	20,600	528,596
KeyCorp, Series E, 6.13% Pfd.	20,600	541,780
KeyCorp., Series F, 5.65% Pfd.	17,500	424,025
MB Financial Inc., Series C, 6.00% Pfd.	8,200	206,476
People’s United Financial, Inc., Series A, 5.63% Pfd.	11,600	290,348
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	79,800	2,102,730

	Shares	Value
Regional Banks–(continued)
PNC Financial Services Group, Inc. (The), Series Q, 5.38% Pfd.	3,000	$74,010
Regions Financial Corp., Series A, 6.38% Pfd.	15,100	382,181
Regions Financial Corp., Series B, 6.38% Pfd.	26,600	708,624
Synovus Financial Corp., Series D, 6.30% Pfd.	8,600	219,730
TCF Financial Corp., Series C, 5.70% Pfd.	6,900	165,876
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	10,100	253,510
Valley National Bancorp, Series A, 6.25% Pfd.	4,700	119,991
Valley National Bancorp, Series B, 5.50% Pfd.	3,900	97,500
Webster Financial Corp., Series F, 5.25% Pfd.	7,900	176,407
Wintrust Financial Corp., Series D, 6.50% Pfd.	6,300	162,792
Zions Bancorp., Series G, 6.30% Pfd.	10,400	275,392
		12,806,143

Reinsurance–0.47%
Enstar Group Ltd. (Bermuda), Series D, 7.00% Pfd.	17,200	441,868
PartnerRe Ltd. (Bermuda), Series H, 7.25% Pfd.	24,700	663,936
Reinsurance Group of America, Inc., 5.75% Pfd.	20,600	517,884
Reinsurance Group of America, Inc., 6.20% Pfd.	12,900	339,270
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	16,400	385,072
RenaissanceRe Holdings Ltd. (Bermuda), Series F, 5.75% Pfd.	11,200	272,720
		2,620,750

Residential REITs–0.05%
American Homes 4 Rent, Series F, 5.88% Pfd.	7,900	176,170
American Homes 4 Rent, Series G, 5.88% Pfd.	4,500	99,540
		275,710

Retail REITs–0.50%
CBL & Associates Properties, Inc., Series D, 7.38% Pfd.	25,800	396,030
Federal Realty Investment Trust, Series C, 5.00% Pfd.	6,600	156,288
Kimco Realty Corp., Series I, 6.00% Pfd.	3,762	93,749
Kimco Realty Corp., Series J, 5.50% Pfd.	9,900	223,245
Kimco Realty Corp., Series L, 5.13% Pfd.	13,800	289,800
Kimco Realty Corp., Class M, 5.25% Pfd.	13,800	287,592
National Retail Properties, Inc., Series E, 5.70% Pfd.	9,200	219,052
National Retail Properties, Inc., Series F, 5.20% Pfd.	16,400	355,224
SITE Centers Corp., Series A, 6.38% Pfd., ,	11,600	272,948

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Multi-Asset Income Fund

	Shares	Value
Retail REITs–(continued)
SITE Centers Corp., Series J, 6.50% Pfd.	11,300	$263,855
Spirit Realty Capital Inc., Series A, 6.00% Pfd.	7,800	173,862
Washington Prime Group Inc., Series H, 7.50% Pfd.	4,400	92,268
		2,823,913

Specialized REITs–0.93%
Digital Realty Trust, Inc., Series C, 6.63% Pfd.	8,400	220,416
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	13,300	325,717
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	15,800	402,742
Digital Realty Trust, Inc., Series J, 5.25% Pfd.	15,500	341,930
EPR Properties, Series G, 5.75% Pfd.	7,600	174,420
Public Storage, Series A, 5.88% Pfd.	8,400	213,024
Public Storage, Series B, 5.40% Pfd.	27,100	642,541
Public Storage, Series C, 5.13% Pfd.	26,700	613,566
Public Storage, Series D, 4.95% Pfd.	30,900	683,508
Public Storage, Series E, 4.90% Pfd.	32,900	721,826
Public Storage, Series F, 5.15% Pfd.	9,700	221,063
Public Storage, Series G, 5.05% Pfd.	11,600	266,800
Public Storage, Series W, 5.20% Pfd.	7,700	175,945
Public Storage, Series Y, 6.38% Pfd.	8,100	206,955
		5,210,453

Thrifts & Mortgage Finance–0.10%
New York Community Bancorp Inc., Series A, 6.38% Pfd.	21,200	537,632

Trading Companies & Distributors–0.03%
GATX Corp., 5.63% Pfd.	6,800	162,112

Wireless Telecommunication Services–0.32%
Telephone & Data Systems Inc., 5.88% Pfd.	12,900	289,218
Telephone & Data Systems Inc., 7.00% Pfd.	23,100	583,275
United States Cellular Corp., 6.95% Pfd.	7,600	190,152
United States Cellular Corp., 7.25% Pfd.	15,400	390,236
United States Cellular Corp., 7.25% Pfd.	14,400	363,888
		1,816,769
Total Preferred Stocks (Cost $121,865,726)		117,236,781

Common Stocks & Other Equity Interests–9.50%
Mortgage REITs–9.50%
AG Mortgage Investment Trust, Inc.	28,564	494,142
AGNC Investment Corp.	137,599	2,454,766
Annaly Capital Management, Inc.	579,735	5,721,985
Anworth Mortgage Asset Corp.	108,159	471,573
Apollo Commercial Real Estate Finance, Inc.	142,361	2,663,574
Arbor Realty Trust, Inc.	112,050	1,353,564

	Shares		Value
Mortgage REITs–(continued)
Ares Commercial Real Estate Corp.		19,611	$283,771
Blackstone Mortgage Trust, Inc.–Class A		134,244	4,529,393
Capstead Mortgage Corp.		176,955	1,213,911
Cherry Hill Mortgage Investment Corp.		14,624	261,916
Chimera Investment Corp.		290,052	5,394,967
Ladder Capital Corp.		183,916	3,097,145
MFA Financial, Inc.		550,116	3,812,304
New Residential Investment Corp.		293,120	5,240,986
New York Mortgage Trust, Inc.		338,737	2,079,845
Orchid Island Capital Inc.		72,956	477,132
PennyMac Mortgage Investment Trust		70,915	1,369,369
Redwood Trust, Inc.		133,519	2,192,382
Starwood Property Trust, Inc.		246,137	5,346,096
Two Harbors Investment Corp.		334,577	4,914,936
			53,373,757
Total Common Stocks & Other Equity Interests (Cost $51,831,547)			53,373,757

	Principal Amount
Exchange Traded Notes–8.91%
ETRACS Alerian MLP Infrastructure Index ETN, 7.43% (linked to the Alerian MLP Infrastructure Index –0.21%), 04/02/2040(f)		$1,100,000	24,079,000
JPMorgan Alerian MLP Index ETN, 6.70% (linked to the Alerian MLP Index – 0.21%), 05/24/2024(f)		1,040,000	25,989,600
Total Exchange Traded Notes (Cost $55,453,251)			50,068,600

U.S. Treasury Securities–8.19%
U.S. Treasury Bills–0.18%
0.98%-1.12%, 01/24/2019(g)(h)		1,025,000	1,019,595

U.S. Treasury STRIPS–8.01%
1.91%-2.11%, 11/15/2045(g)(i)		112,500,000	45,011,470
Total U.S. Treasury Securities (Cost $50,144,379)			46,031,065

	Shares
Exchange-Traded Fund–1.21%
Vanguard Real Estate ETF (Cost $7,131,437)		87,000	6,813,840

	Principal Amount
Non-U.S. Dollar Denominated Bonds & Notes–0.41%(j)
Beverage & Tobacco–0.04%
Sunshine Mid B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 6.50%, 05/15/2026(b)	EUR	200,000	219,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Multi-Asset Income Fund

	Principal Amount		Value
Cable & Satellite–0.03%
Tele Columbus AG (Germany), Sr. Sec. Notes, 3.88%, 05/02/2025(b)	EUR	150,000	$157,713

Casinos & Gaming–0.04%
PizzaExpress Financing 2 PLC (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 6.63%, 08/01/2021(b)	GBP	200,000	228,968

Diversified Banks–0.13%
ABN AMRO Bank N.V. (Netherlands), Jr. Unsec. Sub. Euro Bonds, 4.75%(b)(c)	EUR	200,000	214,597
CaixaBank, S.A. (Spain), REGS, Jr. Unsec. Sub. Euro Bonds, 6.75%(b)(c)	EUR	200,000	238,552
Erste Group Bank AG (Austria), REGS, Jr. Unsec. Sub. Euro Bonds, 6.50%(b)(c)	EUR	200,000	237,359
			690,508

Diversified Chemicals–0.07%
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	375,000	407,926

Other Diversified Financial Services–0.05%
Iceland Bondco PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 4.63%, 03/15/2025(b)	GBP	250,000	287,595

Packaged Foods & Meats–0.03%
Darling Global Finance B.V., Sr. Unsec. Gtd. Bonds, 3.63%, 05/15/2026(b)	EUR	150,000	173,078

	Principal Amount		Value
Textiles–0.02%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC (China), Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	$110,620
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,493,187)			2,275,536

Variable Rate Senior Loan Interests–0.25%(k)
Food Retail–0.25%
Albertson’s LLC, Term Loan B-4, 4.99% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $1,354,489)		$1,388,922	1,388,610

	Shares
Money Market Funds–0.70%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(l)		1,377,097	1,377,097
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(l)		980,871	981,068
Invesco Treasury Portfolio–Institutional Class, 2.09%(l)		1,573,825	1,573,825
Total Money Market Funds (Cost $3,931,990)			3,931,990
TOTAL INVESTMENTS IN SECURITIES–99.04% (Cost $581,677,624)			556,344,412
OTHER ASSETS LESS LIABILITIES–0.96%			5,386,225
NET ASSETS–100.00%			$561,730,637

Investment Abbreviations:

Conv.	– Convertible
Deb.	– Debentures
ETN	– Exchange Traded Notes
ETF	– Exchange-Traded Fund
EUR	– Euro
GBP	– British Pound
Gtd.	– Guaranteed
Jr.	– Junior

LIBOR	– London Interbank Offered Rate
MLP	– Master Limited Partnership
Pfd.	– Preferred
PIK	– Pay-in-Kind
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior

STRIPS	– Separately Traded Registered Interest and Principal Security
Sub.	– Subordinated
UK	– Unitied Kingdom
Unsec.	– Unsecured
USD	– U.S. Dollar

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $147,617,062, which represented 26.28% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Zero coupon bond issued at a discount.
(e)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2018.
(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(h)	All or a portion of the value was designated as collateral to cover margin requirements for swap agreements. See Note 1P.
(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933 and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Multi-Asset Income Fund

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini Russell 2000 Index	195	December-2018	$14,741,025	$(2,025,275)	$(2,025,275)
E-Mini S&P 500 Index	198	December-2018	26,839,890	(1,869,187)	(1,869,187)
EURO STOXX 50 Index	185	December-2018	6,692,718	(309,410)	(309,410)
FTSE 100 Index	269	December-2018	24,450,169	(576,446)	(576,446)
Hang Seng Index	39	November-2018	6,194,435	33,435	33,435
Topix Stock Price Index	289	December-2018	42,030,310	(1,928,759)	(1,928,759)
Subtotal — Equity Risk				(6,675,642)	(6,675,642)
Euro Bonds	217	December-2018	39,389,524	(31,116)	(31,116)
Subtotal — Interest Rate Risk				(31,116)	(31,116)
Subtotal — Long Futures Contracts				(6,706,758)	(6,706,758)

Short Futures Contracts
Long Gilt	239	December-2018	(37,395,015)	(519,938)	(519,938)
U.S. Treasury Long Bonds	155	December-2018	(21,409,375)	280,569	280,569
Subtotal — Short Futures Contracts — Interest Rate Risk				(239,369)	(239,369)
Total Futures Contracts				$(6,946,127)	$(6,946,127)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty					Unrealized Appreciation
		Contract to
		Deliver		Receive
11/30/2018	Barclays Bank PLC	EUR	1,531,174	USD	1,806,842	$68,810
11/30/2018	Canadian Imperial Bank of Commerce	GBP	353,982	USD	458,625	5,623
Total Forward Foreign Currency Contracts — Currency Risk						$74,433

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(m)	Notional Value		Upfront Payments Paid	Value	Unrealized Appreciation (Depreciation)(n)
Markit CDX North America High Yield Index, Series 31, Version 1	Sell	5.00%	Quarterly	12/20/2023	3.748%	USD	9,000,000	$583,983	$477,683	$(106,300)
Markit iTraxx Europe Crossover Index, Series 29, Version 1	Sell	5.00	Quarterly	06/20/2023	2.961	EUR	4,300,000	388,146	416,166	28,020
Total Centrally Cleared Credit Default Swap Agreements — Credit Risk								$972,129	$893,849	$(78,280)

(m)

Implied credit spreads represent the current level, as of October 31, 2018 at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

(n)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Multi-Asset Income Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $577,745,634)	$552,412,422
Investments in affiliated money market funds, at value and cost	3,931,990
Other investments:
Variation margin receivable — futures contracts	1,742,130
Variation margin receivable — centrally cleared swap agreements	31,293
Unrealized appreciation on forward foreign currency contracts outstanding	74,433
Cash	92,532
Foreign currencies, at value (Cost $42,735)	52,935
Receivable for:
Investments sold	230,473
Dividends and interest	4,126,004
Fund shares sold	901,658
Fund expenses absorbed	6,352
Investment for trustee deferred compensation and retirement plans	28,106
Other assets	67,370
Total assets	563,697,698

Liabilities:
Payable for:
Fund shares reacquired	1,446,188
Accrued fees to affiliates	227,981
Accrued trustees’ and officers’ fees and benefits	2,715
Accrued other operating expenses	257,528
Trustee deferred compensation and retirement plans	32,649
Total liabilities	1,967,061
Net assets applicable to shares outstanding	$561,730,637

Net assets consist of:
Shares of beneficial interest	$609,244,332
Distributable earnings	(47,513,695)
$561,730,637

Net Assets:
Class A	$131,970,850
Class C	$85,370,351
Class R	$2,219,639
Class Y	$288,116,378
Class R5	$149,616
Class R6	$53,903,803

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	13,103,844
Class C	8,484,267
Class R	220,439
Class Y	28,603,861
Class R5	14,846
Class R6	5,351,177
Class A:
Net asset value per share	$10.07
Maximum offering price per share
(Net asset value of $10.07 ÷ 94.50%)	$10.66
Class C:
Net asset value and offering price per share	$10.06
Class R:
Net asset value and offering price per share	$10.07
Class Y:
Net asset value and offering price per share	$10.07
Class R5:
Net asset value and offering price per share	$10.08
Class R6:
Net asset value and offering price per share	$10.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Multi-Asset Income Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Interest	$16,981,553
Dividends (net of foreign withholding taxes of $3,390)	17,991,571
Dividends from affiliated money market funds	314,998
Total investment income	35,288,122

Expenses:
Advisory fees	3,081,040
Administrative services fees	169,698
Custodian fees	53,214
Distribution fees:
Class A	391,670
Class C	862,620
Class R	10,404
Transfer agent fees — A, C, R and Y	693,720
Transfer agent fees — R5	57
Transfer agent fees — R6	1,600
Trustees’ and officers’ fees and benefits	29,880
Registration and filing fees	150,602
Licensing fees	217,834
Reports to shareholders	70,255
Professional services fees	78,048
Other	78,373
Total expenses	5,889,015
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(873,726)
Net expenses	5,015,289
Net investment income	30,272,833

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(14,423,318)
Foreign currencies	142,788
Forward foreign currency contracts	3,726
Futures contracts	4,658,939
Option contracts written	(61,516)
Swap agreements	151,615
(9,527,766)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(28,719,311)
Foreign currencies	8,760
Forward foreign currency contracts	82,363
Futures contracts	(11,748,258)
Swap agreements	(197,460)
(40,573,906)
Net realized and unrealized gain (loss)	(50,101,672)
Net increase (decrease) in net assets resulting from operations	$(19,828,839)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Multi-Asset Income Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$30,272,833	$17,255,203
Net realized gain (loss)	(9,527,766)	10,588,385
Change in net unrealized appreciation (depreciation)	(40,573,906)	3,221,889
Net increase (decrease) in net assets resulting from operations	(19,828,839)	31,065,477

Distributions to shareholders from distributable earnings(1):
Class A	(9,472,855)	(5,659,946)
Class C	(4,242,332)	(1,660,348)
Class R	(111,408)	(45,346)
Class Y	(19,669,652)	(7,006,185)
Class R5	(4,901)	(1,289)
Class R6	(3,632,822)	(2,679,432)
Total distributions from distributable earnings	(37,133,970)	(17,052,546)

Share transactions-net:
Class A	(44,754,951)	94,789,727
Class C	18,810,856	48,232,871
Class R	801,652	1,023,387
Class Y	(11,409,554)	293,115,564
Class R5	126,787	9,180
Class R6	(2,001,854)	9,119,307
Net increase (decrease) in net assets resulting from share transactions	(38,427,064)	446,290,036
Net increase (decrease) in net assets	(95,389,873)	460,302,967

Net assets:
Beginning of year	657,120,510	196,817,543
End of year	$561,730,637	$657,120,510

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Multi-Asset Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than

32                         Invesco Multi-Asset Income Fund

institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

33                         Invesco Multi-Asset Income Fund

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the exploring, producing, transporting, processing, storing, refining, mining or marketing of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Exchange-traded Notes — The Fund may invest in exchange-traded notes (“ETNs”) which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs can be traded on an exchange and/or they can be held to maturity. At maturity, the issuer pays the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the referenced underlying market or assets. ETNs are subject to credit risk, including the credit risk of the issuer and counterparty risk.

K.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends,

34                         Invesco Multi-Asset Income Fund

interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Put Options Purchased — The Fund may purchase put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a

35                         Invesco Multi-Asset Income Fund

futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. Realized and unrealized gains and losses on put options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
P.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility

36                         Invesco Multi-Asset Income Fund

that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Q.

Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

R.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

S.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.39%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.49%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, formerly Invesco PowerShares Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.85%, 1.60%, 1.10%, 0.60%, 0.60% and 0.60%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $178,349 and reimbursed class level expenses of $190,601, $104,946, $2,531, $393,951, $57 and $1,600 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any

37                         Invesco Multi-Asset Income Fund

amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $86,326 in front-end sales commissions from the sale of Class A shares and $3,800 and $24,318 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Dollar Denominated Bonds & Notes	$—	$275,224,233	$—	$275,224,233
Preferred Stocks	116,718,065	518,716	—	117,236,781
Common Stocks & Other Equity Interests	53,373,757	—	—	53,373,757
Exchange-Traded Notes	50,068,600	—	—	50,068,600
U.S. Treasury Securities	—	46,031,065	—	46,031,065
Exchange-Traded Fund	6,813,840	—	—	6,813,840
Non-U.S. Dollar Denominated Bonds & Notes	—	2,275,536	—	2,275,536
Variable Rate Senior Loan Interests	—	1,388,610	—	1,388,610
Money Market Funds	3,931,990	—	—	3,931,990
Total Investments in Securities	230,906,252	325,438,160	—	556,344,412
Other Investments — Assets*
Forward Foreign Currency Contracts	—	74,433	—	74,433
Futures Contracts	314,004	—	—	314,004
Swap Agreements	—	28,020	—	28,020
	314,004	102,453	—	416,457
Other Investments — Liabilities*
Futures Contracts	(7,260,131)	—	—	(7,260,131)
Swap Agreements	—	(106,300)	—	(106,300)
	(7,260,131)	(106,300)	—	(7,366,431)
Total Other Investments	(6,946,127)	(3,847)	—	(6,949,974)
Total Investments	$223,960,125	$325,434,313	$—	$549,394,438

*	Unrealized appreciation (depreciation).

38                         Invesco Multi-Asset Income Fund

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

	Value
Derivative Assets	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$—	$33,435	$280,569	$314,004
Unrealized appreciation on swap agreements — Centrally Cleared(a)	28,020	—	—	—	28,020
Unrealized appreciation on forward foreign currency contracts outstanding	—	74,433	—	—	74,433
Total Derivative Assets	28,020	74,433	33,435	280,569	416,457
Derivatives not subject to master netting agreements	(28,020)	—	(33,435)	(280,569)	(342,024)
Total Derivative Assets subject to master netting agreements	$—	$74,433	$—	$—	$74,433

	Value
Derivative Liabilities	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$—	$(6,709,077)	$(551,054)	$(7,260,131)
Unrealized depreciation on swap agreements — Centrally Cleared(a)	(106,300)	—	—	—	(106,300)
Total Derivative Liabilities	(106,300)	—	(6,709,077)	(551,054)	(7,366,431)
Derivatives not subject to master netting agreements	106,300	—	6,709,077	551,054	7,366,431
Total Derivative Liabilities subject to master netting agreements	$—	$—	$—	$—	$—

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Barclays Bank PLC	$68,810	$—	$68,810	$—	$—	$68,810
Canadian Imperial Bank of Commerce	5,623	—	5,623	—	—	5,623
Total	$74,433	$—	$74,433	$—	$—	$74,433

39                         Invesco Multi-Asset Income Fund

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Equity Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$3,726	$—	$—	$3,726
Futures contracts	—	—	6,071,888	(1,412,949)	4,658,939
Options purchased(a)	—	—	—	(28,848)	(28,848)
Options written	(26,448)	—	—	(35,068)	(61,516)
Swap agreements	151,615	—	—	—	151,615
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	82,363	—	—	82,363
Futures contracts	—	—	(11,532,859)	(215,399)	(11,748,258)
Swap agreements	(197,460)	—	—	—	(197,460)
Total	$(72,293)	$86,089	$(5,460,971)	$(1,692,264)	$(7,139,439)

(a)	Options purchased are included in the net realized gain (loss) from investment securities.

The table below summarizes the twelve month average notional value of forward foreign currency contracts and futures contracts, eight day average notional value of options purchased, one and one half month average notional value of options written and nine month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,751,194	$178,781,969	$425,205	$1,689,589	$7,577,942

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,691.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

40                         Invesco Multi-Asset Income Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$32,572,785	$17,052,546
Long-term capital gain	4,561,185	—
Total distributions	$37,133,970	$17,052,546

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,333,878
Net unrealized appreciation (depreciation) — investments	(34,397,904)
Net unrealized appreciation — foreign currencies	9,214
Temporary book/tax differences	(30,149)
Capital loss carryforward	(15,428,734)
Shares of beneficial interest	609,244,332
Total net assets	$561,730,637

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales and bond premiums.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018 as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$9,084,345	$6,344,389	$15,428,734

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $323,384,376 and $380,532,513, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $19,814,911 and $25,045,495, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$5,849,455
Aggregate unrealized (depreciation) of investments	(40,247,359)
Net unrealized appreciation (depreciation) of investments	$(34,397,904)

Cost of investments for tax purposes is $584,764,471.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of bond premium amortization, futures contracts and swap agreement income, on October 31, 2018, undistributed net investment income was increased by $1,744,351 and undistributed net realized gain (loss) was decreased by $1,744,351. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

41                         Invesco Multi-Asset Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	6,711,689	$72,173,241	14,849,703	$161,218,349
Class C	3,387,904	36,193,139	4,808,469	52,215,702
Class R	106,045	1,135,961	107,694	1,162,484
Class Y	17,453,638	186,994,732	31,062,629	338,133,338
Class R5	12,597	131,905	1,574	16,577
Class R6	901,885	9,518,938	628,573	6,736,724

Issued as reinvestment of dividends:
Class A	800,753	8,552,192	466,849	5,048,168
Class C	289,651	3,084,082	119,493	1,292,176
Class R	10,392	110,374	4,152	44,882
Class Y	1,427,830	15,212,966	521,000	5,680,154
Class R5	382	4,023	72	771
Class R6	341,361	3,632,071	248,948	2,679,432

Reacquired:
Class A	(11,796,159)	(125,480,384)	(6,642,263)	(71,476,790)
Class C	(1,940,964)	(20,466,365)	(488,324)	(5,275,007)
Class R	(42,138)	(444,683)	(16,941)	(183,979)
Class Y	(20,140,304)	(213,617,252)	(4,673,930)	(50,697,928)
Class R5	(867)	(9,141)	(757)	(8,168)
Class R6	(1,439,258)	(15,152,863)	(27,712)	(296,849)
Net increase (decrease) in share activity	(3,915,563)	$(38,427,064)	40,969,229	$446,290,036

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 9% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

42                         Invesco Multi-Asset Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$11.01	$0.51	$(0.84)	$(0.33)	$(0.52)	$(0.09)	$(0.61)	$10.07	(3.13)%	$131,971	0.85	%(d)	1.00	%(d)	4.76	%(d)	59%
Year ended 10/31/17	10.51	0.49	0.50	0.99	(0.49)	—	(0.49)	11.01	9.64	191,395	0.86		1.06		4.53		40
Year ended 10/31/16	10.09	0.47	0.45	0.92	(0.50)	—	(0.50)	10.51	9.44	91,585	1.04		1.28		4.60		101
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	—	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88		1.28		4.69		89
Class C
Year ended 10/31/18	11.00	0.43	(0.84)	(0.41)	(0.44)	(0.09)	(0.53)	10.06	(3.87)	85,370	1.60	(d)	1.75	(d)	4.01	(d)	59
Year ended 10/31/17	10.50	0.41	0.50	0.91	(0.41)	—	(0.41)	11.00	8.83	74,211	1.61		1.81		3.78		40
Year ended 10/31/16	10.08	0.39	0.45	0.84	(0.42)	—	(0.42)	10.50	8.62	24,238	1.79		2.03		3.85		101
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63		2.03		3.94		89
Class R
Year ended 10/31/18	11.01	0.48	(0.84)	(0.36)	(0.49)	(0.09)	(0.58)	10.07	(3.38)	2,220	1.10	(d)	1.25	(d)	4.51	(d)	59
Year ended 10/31/17	10.51	0.46	0.50	0.96	(0.46)	—	(0.46)	11.01	9.37	1,608	1.11		1.31		4.28		40
Year ended 10/31/16	10.08	0.44	0.46	0.90	(0.47)	—	(0.47)	10.51	9.28	538	1.29		1.53		4.35		101
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13		1.53		4.44		89
Class Y
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	288,116	0.60	(d)	0.75	(d)	5.01	(d)	59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	328,798	0.61		0.81		4.78		40
Year ended 10/31/16	10.09	0.50	0.44	0.94	(0.52)	—	(0.52)	10.51	9.71	31,049	0.79		1.03		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63		1.03		4.94		89
Class R5
Year ended 10/31/18	11.01	0.53	(0.82)	(0.29)	(0.55)	(0.09)	(0.64)	10.08	(2.79)	150	0.60	(d)	0.69	(d)	5.01	(d)	59
Year ended 10/31/17	10.52	0.52	0.49	1.01	(0.52)	—	(0.52)	11.01	9.81	30	0.61		0.72		4.78		40
Year ended 10/31/16	10.09	0.50	0.45	0.95	(0.52)	—	(0.52)	10.52	9.82	19	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63		0.90		4.94		89
Class R6
Year ended 10/31/18	11.01	0.53	(0.83)	(0.30)	(0.55)	(0.09)	(0.64)	10.07	(2.89)	53,904	0.60	(d)	0.63	(d)	5.01	(d)	59
Year ended 10/31/17	10.51	0.52	0.50	1.02	(0.52)	—	(0.52)	11.01	9.91	61,077	0.61		0.69		4.78		40
Year ended 10/31/16	10.09	0.49	0.45	0.94	(0.52)	—	(0.52)	10.51	9.71	49,388	0.79		0.90		4.85		101
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63		0.90		4.94		89

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $156,668, $86,262, $2,081, $323,815, $92 and $60,202 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

43                         Invesco Multi-Asset Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco Multi-Asset Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Multi-Asset Income Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2018 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights each of the five years in the period ended October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44                         Invesco Multi-Asset Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$989.00	$4.26	$1,020.92	$4.33	0.85%
C	1,000.00	985.30	8.01	1,017.14	8.13	1.60
R	1,000.00	987.80	5.51	1,019.66	5.60	1.10
Y	1,000.00	990.30	3.01	1,022.18	3.06	0.60
R5	1,000.00	991.20	3.01	1,022.18	3.06	0.60
R6	1,000.00	990.30	3.01	1,022.18	3.06	0.60

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

45                         Invesco Multi-Asset Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Multi-Asset Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Capital Management LLC currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Mixed-Asset Target Allocation Conservative Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one and three year periods and the second quintile for the five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a

46                         Invesco Multi-Asset Income Fund

fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts with investment strategies comparable to those of the Fund.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

47                         Invesco Multi-Asset Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$4,561,185
Qualified Dividend Income*	16.42%
Corporate Dividends Received Deduction*	15.43%
U.S. Treasury Obligations*	4.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

Non-Resident Alien Shareholders
Qualified Short-Term Gains	$1,530,664

48                         Invesco Multi-Asset Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Multi-Asset Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Multi-Asset Income Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                                 Invesco Distributors, Inc.                                                                                MAIN-AR-1         12262018     1117

Annual Report to Shareholders	October 31, 2018

Invesco Pacific Growth Fund Nasdaq: A: TGRAX ∎ C: TGRCX ∎ R: TGRRX ∎ Y: TGRDX ∎ R5: TGRSX ∎ R6: TGRUX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geo-political tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar.

During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

    Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2 Invesco Pacific Growth Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

∎ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

∎ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

∎ Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.

∎ Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3 Invesco Pacific Growth Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Pacific Growth Fund (the Fund), at net asset value (NAV), underperformed the MSCI All Country Asia Pacific Index, the Fund’s style-specific benchmark.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-12.97%
Class C Shares	-13.60
Class R Shares	-13.18
Class Y Shares	-12.73
Class R5 Shares	-12.69
Class R6 Shares	-12.69
MSCI EAFE Index▼ (Broad Market Index)	-6.85
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	-8.89
Lipper Pacific Region Funds Index∎ (Peer Group Index)	-9.64

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

The fiscal year began with Asia Pacific ex-Japan equities posting gains. The health care and consumer staples sectors led the rally, while defensive sectors lagged. Japanese equities outperformed most overseas markets in yen terms, against a backdrop of Prime Minister Abe’s landslide election victory, robust economic growth in Japan and better-than-expected global corporate earnings.

    After a strong start to 2018, Asia Pacific ex-Japan markets experienced heightened volatility beginning in late January. Investors’ sentiment was weighed down by external uncertainties, particularly the trajectory of US interest rate hikes and rising trade tensions. Though Japan’s equity markets started 2018 on a high note and Japanese companies posted better-than-expected quarterly earnings results, these markets fell due to US inflation fears, the US and China trade dispute and resulting yen appreciation.

    Asia Pacific ex-Japan equities extended weakness throughout 2018, against a challenging global backdrop of rising crude oil prices, a strengthening US dollar and ongoing trade tension. In China, there were concerns about possible escalation of trade tensions after two rounds of US tariffs. In Japan, trade tensions and weaker emerging market economies initially weighed on Japan’s equity market, but fears eventually eased amid the US labor market’s sustained improvement and stabilization of the Japanese yen and other emerging markets currencies. Trade dispute concerns largely abated until October 2018 when global equity markets sold off sharply – Japan was not immune to this trend.

    On a geographic basis, underweight exposure to and stock selection in China were the leading contributors to the Fund’s performance relative to the MSCI All Country Asia Pacific Index during the fiscal year. In contrast, negative stock selection in Japan was the leading detractor from the Fund’s relative performance. Holdings in South Korea, Taiwan and India underperformed those of the style-specific index and negatively affected the Fund’s relative returns.

    At the sector level, stock selection in and an underweight allocation to the industrials sector contributed to Fund performance relative to the style-specific index during the fiscal year. Contributors included Japan-based Mitsubishi and Recruit Holdings.

    During the fiscal year, stock selection in the financials and communication services sectors also contributed to the Fund’s performance relative to the style-specific index. In financials, India-based non-banking financial company Bajaj Finance was the largest contributor within the sector. We exited our position in Bajaj Finance before the close of the fiscal year. Kakaku.com, a Japanese comparison shopping and restaurant review website operator, was a leading contributor within the communication services sector.

    Conversely, stock selection in and an overweight allocation to the weaker consumer discretionary sector was the largest driver of the Fund’s underperformance relative to the style-specific benchmark. India-based companies Maruti Suzuki India, an automobile manufacturer, and Eicher Motors, a lifestyle motorcycle manufacturer, were the leading detractors from the Fund’s relative performance during the fiscal year.

    Stock selection in the consumer staples sector detracted from both absolute and relative performance relative to the style-specific index. South Korean beauty and cosmetic company AmorePacific was a notable detractor during the fiscal year due to limited visibility of new policies introduced such as minimum wages and

Portfolio Composition
By sector	% of total net assets

Consumer Discretionary	23.6%
Industrials	22.7
Information Technology	19.9
Financials	11.7
Communication Services	10.0
Materials	4.4
Consumer Staples	2.6
Health Care	2.3
Real Estate	1.8
Money Market Funds Plus
Other Assets Less Liabilities	1.0

Top 10 Equity Holdings*
% of total net assets

1. Taiwan Semiconductor Manufacturing Co., Ltd.	6.9%
2. Alibaba Group Holding Ltd.-ADR	4.8
3. Tencent Holdings Ltd.	4.7
4. Samsung Electronics Co., Ltd.	3.9
5. Ping An Insurance (Group) Co. of China Ltd.-Class H	3.0
6. Fukushima Industries Corp.	2.4
7. Sompo Holdings, Inc.	2.3
8. Orora Ltd.	2.2
9. Nidec Corp.	2.2
10. China Construction Bank Corp.-Class H	2.1

Total Net Assets	$90.6 million

Total Number of Holdings*	57

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4 Invesco Pacific Growth Fund

limitations on operating hours. Additionally, the company’s share price was negatively affected by weaker-than-expected sales in China. We exited our position in AmorePacific before the close of the fiscal year.

    During the fiscal year, underweight exposure to the positive-performing health care sector and lack of exposure to the energy sector, the fiscal year’s best-performing sector, also hampered the Fund’s relative results.

    During the fiscal year, the Fund’s Asia Pacific ex-Japan allocation favored consumer-related sectors, with overweight positions in the IT, consumer discretionary and consumer staples sectors and underweight positions in the financials and energy sectors. The Fund’s Japan position focused on attractively priced stocks across a broad range of sectors that we believe have sound corporate governance and competent management and are transforming to create sustainable corporate value.

    We thank you for your continued investment in Invesco Pacific Growth Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Daiji Ozawa Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined
Invesco in 2010. Mr. Ozawa earned a BA in political science from Waseda University.

William Yuen Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Pacific Growth Fund. He joined
Invesco in 2004. Mr. Yuen earned a Master of Commerce degree and a Bachelor of Economics degree from the University of Sydney, Australia.

Effective December 28, 2018, after the close of the fiscal year, Paul Chan will no longer be a member of the portfolio management team.

5 Invesco Pacific Growth Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08*

1 Source: Lipper Inc.

2 Source: RIMES Technologies Corp.

*Effective	January 26, 2018, Class B shares were converted to Class A shares. Class A, Class C and Class Y shares
(now	the Fund’s oldest share classes) have replaced Class B shares (formerly the Fund’s oldest share class) on the chart.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Pacific Growth Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.24%
10 Years	7.25
5 Years	3.34
1 Year	-17.76

Class C Shares
Inception (7/28/97)	1.77%
10 Years	7.06
5 Years	3.73
1 Year	-14.47

Class R Shares
Inception (3/31/08)	2.41%
10 Years	7.58
5 Years	4.24
1 Year	-13.18

Class Y Shares
Inception (7/28/97)	2.77%
10 Years	8.14
5 Years	4.77
1 Year	-12.73

Class R5 Shares
10 Years	8.15%
5 Years	4.88
1 Year	-12.69

Class R6 Shares
10 Years	7.91%
5 Years	4.62
1 Year	-12.69

Effective June 1, 2010, Class A, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above, prior to June 1, 2010, for Class A, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	2.77%
10 Years	5.92
5 Years	6.25
1 Year	-3.06

Class C Shares
Inception (7/28/97)	2.30%
10 Years	5.73
5 Years	6.65
1 Year	0.77

Class R Shares
Inception (3/31/08)	3.49%
10 Years	6.24
5 Years	7.17
1 Year	2.29

Class Y Shares
Inception (7/28/97)	3.30%
10 Years	6.79
5 Years	7.73
1 Year	2.84

Class R5 Shares
10 Years	6.81%
5 Years	7.85
1 Year	2.87

Class R6 Shares
10 Years	6.56%
5 Years	7.56
1 Year	2.87

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.75%, 2.49%, 2.00%, 1.50%, 1.42% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

7 Invesco Pacific Growth Fund

Invesco Pacific Growth’s Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎ Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.

∎ Class Y shares are available only to certain investors. Please see the prospectus for more information.

∎ Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎ Asia Pacific region risk (including Japan). The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. The Fund’s investments in China A-shares are subject to trading restrictions, quota limitations and clearing and settlement risks. The Fund’s Japanese investments may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts and natural disasters, as well as by commodity markets fluctuations related to Japan’s limited natural resource supply.

∎ Depositary receipts risk. Investing in depositary receipts involves the same risks as direct investments in foreign securities. In addition, the underlying issuers of certain depositary receipts are under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts. The Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer.

∎ Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

∎ Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.

∎ Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8 Invesco Pacific Growth Fund

∎	Geographic focus risk. The Fund may from time to time invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. Adverse economic, political or social conditions in those countries may therefore have a significant negative impact on the Fund’s investment performance.
∎	Growth investing risk. Growth stocks tend to be more expensive relative to the issuing company’s earnings or assets compared with other types of stock. As a result, they tend to be more sensitive to changes in, or investors’ expectations of, the issuing company’s earnings and can be more volatile.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Preferred securities risk. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.

About indexes used in this report

∎	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Asia Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.
∎	The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9                         Invesco  Pacific Growth Fund

Schedule of Investments

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.00%
Australia–7.21%
Cochlear Ltd.	8,261	$1,043,523
Computershare Ltd.	90,749	1,272,945
National Australia Bank Ltd.	30,256	541,729
Orora Ltd.	838,156	1,994,295
Treasury Wine Estates Ltd.	156,500	1,680,668
		6,533,160

China–19.67%
Alibaba Group Holding Ltd.–ADR(a)	30,800	4,382,224
Brilliance China Automotive Holdings Ltd.	1,000,000	878,905
China Animal Healthcare Ltd.(a)(b)	349,000	0
China Construction Bank Corp.–Class H	2,450,000	1,937,520
China Vanke Co., Ltd.–Class H	243,000	745,061
Ctrip.com International, Ltd.–ADR(a)	41,000	1,364,480
Ping An Insurance (Group) Co. of China Ltd.–Class H	285,000	2,697,229
Sinopharm Group Co. Ltd.–Class H	210,000	1,017,298
Tencent Holdings Ltd.	126,600	4,291,114
ZTE Corp.–Class H(a)	329,000	499,489
		17,813,320

Hong Kong–4.10%
AIA Group Ltd.	243,600	1,852,827
CK Hutchison Holdings Ltd.	185,000	1,858,704
		3,711,531

India–4.90%
Eicher Motors Ltd.	3,724	1,105,628
HDFC Bank Ltd.	55,000	1,427,466
Maruti Suzuki India Ltd.	21,270	1,903,182
		4,436,276

Indonesia–1.79%
PT Telekomunikasi Indonesia Persero Tbk	6,400,000	1,617,874

Japan–45.24%
Aida Engineering, Ltd.	202,000	1,656,395
Benesse Holdings, Inc.	52,000	1,453,763
Daikin Industries, Ltd.	16,400	1,898,250
Daiwa House Industry Co., Ltd.	30,300	911,739
Dentsu Inc.	12,700	588,630
Fukushima Industries Corp.	47,100	2,135,982
H.I.S. Co., Ltd.	54,700	1,669,517
Hitachi High-Technologies Corp.	39,800	1,490,415
Kakaku.com, Inc.	96,000	1,733,940
Kokuyo Co., Ltd.	83,400	1,323,972
Komatsu Ltd.	71,400	1,851,406
Konoike Transport Co., Ltd.	106,600	1,610,139
Mitsubishi Corp.	59,500	1,670,097

	Shares	Value
Japan–(continued)
Nidec Corp.	15,100	$1,954,293
Nifco Inc.	57,800	1,324,497
Omron Corp.	35,900	1,450,259
Otsuka Corp.	47,900	1,585,449
Paltac Corp.	26,800	1,361,729
Pilot Corp.	24,700	1,360,199
Recruit Holdings Co., Ltd.	59,600	1,597,347
Resorttrust, Inc.	76,300	1,169,577
SCSK Corp.	35,600	1,515,547
Sekisui Chemical Co., Ltd.	107,100	1,675,505
Seria Co., Ltd.	21,000	708,158
Sompo Holdings, Inc.	50,600	2,092,551
Sumitomo Metal Mining Co., Ltd.	34,900	1,095,535
Yamaha Motor Co., Ltd.	69,200	1,635,774
Yaskawa Electric Corp.	15,700	451,685
		40,972,350

Philippines–0.85%
Jollibee Foods Corp.	150,000	773,759

Singapore–1.82%
ComfortDelGro Corp. Ltd.	590,000	958,380
Singapore Technologies Engineering Ltd.	270,000	693,207
		1,651,587

South Korea–6.52%
LG Chem Ltd.	3,000	917,581
NAVER Corp.	8,526	860,456
Ottogi Corp.	1,079	625,073
Samsung Electronics Co., Ltd.	93,600	3,500,605
		5,903,715

Taiwan–6.90%
Taiwan Semiconductor Manufacturing Co., Ltd.	841,143	6,249,385
Total Common Stocks & Other Equity Interests (Cost $84,173,529)		89,662,957

Money Market Funds–0.35%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(c)	108,858	108,858
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(c)	77,725	77,740
Invesco Treasury Portfolio–Institutional Class, 2.09%(c)	124,410	124,410
Total Money Market Funds (Cost $311,008)		311,008
TOTAL INVESTMENTS IN SECURITIES–99.35% (Cost $84,484,537)		89,973,965
OTHER ASSETS LESS LIABILITIES–0.65%		590,799
NET ASSETS–100.00%		$90,564,764

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $84,173,529)	$89,662,957
Investments in affiliated money market funds, at value and cost	311,008
Foreign currencies, at value (Cost $49,973)	49,804
Receivable for:
Dividends and interest	388,359
Fund shares sold	252,332
Investment for trustee deferred compensation and retirement plans	41,077
Other assets	151,161
Total assets	90,856,698

Liabilities:
Payable for:
Fund shares repurchased	89,113
Accrued fees to affiliates	43,408
Accrued trustees’ and officers’ fees and benefits	1,755
Accrued other operating expenses	68,606
Trustee deferred compensation and retirement plans	89,052
Total liabilities	291,934
Net assets applicable to shares outstanding	$90,564,764

Net assets consist of:
Shares of beneficial interest	$79,552,154
Distributable earnings	11,012,610
$90,564,764

Net Assets:
Class A	$65,057,459
Class C	$6,080,100
Class R	$409,147
Class Y	$13,911,075
Class R5	$15,659
Class R6	$5,091,324

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	2,222,366
Class C	226,353
Class R	14,175
Class Y	465,607
Class R5	523
Class R6	170,049
Class A:
Net asset value per share	$29.27
Maximum offering price per share
(Net asset value of $29.27 ÷ 94.50%)	30.97
Class C:
Net asset value and offering price per share	$26.86
Class R:
Net asset value and offering price per share	$28.86
Class Y:
Net asset value and offering price per share	$29.88
Class R5:
Net asset value and offering price per share	$29.94
Class R6:
Net asset value and offering price per share	$29.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Pacific Growth Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $214,008)	$2,704,347
Dividends from affiliated money market funds	29,391
Total investment income	2,733,738

Expenses:
Advisory fees	1,008,958
Administrative services fees	50,000
Custodian fees	61,692
Distribution fees:
Class A	201,429
Class B	274
Class C	72,542
Class R	2,097
Transfer agent fees — A, B, C, R and Y	128,013
Transfer agent fees — R5	8
Transfer agent fees — R6	2,050
Trustees’ and officers’ fees and benefits	22,789
Registration and filing fees	105,915
Reports to shareholders	26,711
Professional services fees	71,787
Taxes	310
Other	21,837
Total expenses	1,776,412
Less: Fees waived and expense offset arrangement(s)	(3,684)
Net expenses	1,772,728
Net investment income	961,010

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $132,395)	5,052,411
Foreign currencies	(157,484)
4,894,927
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes of $116,695)	(20,949,902)
Foreign currencies	1,614
(20,948,288)
Net realized and unrealized gain (loss)	(16,053,361)
Net increase (decrease) in net assets resulting from operations	$(15,092,351)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$961,010	$(270,807)
Net realized gain	4,894,927	7,457,880
Change in net unrealized appreciation (depreciation)	(20,948,288)	14,019,025
Net increase (decrease) in net assets resulting from operations	(15,092,351)	21,206,098

Distributions to shareholders from distributable earnings(1):
Class A	—	(127,208)
Class Y	—	(33,986)
Class R5	—	(79)
Total Distributions to shareholders from distributable earnings	—	(161,273)

Share transactions–net:
Class A	(5,091,409)	(1,865,239)
Class B	(127,047)	(39,194)
Class C	1,691,625	(95,579)
Class R	194,398	(18,654)
Class Y	(2,389,945)	5,284,080
Class R6	6,592,803	10,005
Net change in net assets resulting from share transactions	870,425	3,275,419
Net increase (decrease) in net assets	(14,221,926)	24,320,244

Net assets:
Beginning of year	104,786,690	80,466,446
End of year	$90,564,764	$104,786,690

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based

13                         Invesco Pacific Growth Fund

on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among

14                         Invesco Pacific Growth Fund

the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

15                         Invesco Pacific Growth Fund

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 2.50%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 3.00% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $2,620.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; and (2) Class C — up to 1.00% of the average daily net assets of Class C shares; and (3) Class R — up to 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly.

For the year ended October 31, 2018, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

16                         Invesco Pacific Growth Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $22,676 in front-end sales commissions from the sale of Class A shares and $20 and $1,581 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Australia	$1,994,295	$4,538,865	$—	$6,533,160
China	5,746,704	12,066,616	0	17,813,320
Hong Kong	—	3,711,531	—	3,711,531
India	1,903,182	2,533,094	—	4,436,276
Indonesia	—	1,617,874	—	1,617,874
Japan	708,158	40,264,192	—	40,972,350
Philippines	773,759	—	—	773,759
Singapore	958,380	693,207	—	1,651,587
South Korea	—	5,903,715	—	5,903,715
Taiwan	—	6,249,385	—	6,249,385
Money Market Funds	311,008	—	—	311,008
Total Investments	$12,395,486	$77,578,479	$0	$89,973,965

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,064.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

17                         Invesco Pacific Growth Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$—	$161,273

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$451,906
Undistributed long-term gain	5,597,015
Net unrealized appreciation — investments	5,048,684
Net unrealized appreciation (depreciation) — foreign currencies	(881)
Temporary book/tax differences	(84,114)
Shares of beneficial interest	79,552,154
Total net assets	$90,564,764

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $63,433,789 and $60,132,089, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$10,711,925
Aggregate unrealized (depreciation) of investments	(5,663,241)
Net unrealized appreciation of investments	$5,048,684

Cost of investments for tax purposes is $84,925,281.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, on October 31, 2018, undistributed net investment income was decreased by $289,879 and undistributed net realized gain was increased by $289,879. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

18                         Invesco Pacific Growth Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	393,005	$13,799,458	290,634	$8,440,185
Class B(b)	61	2,081	729	18,298
Class C	119,211	3,897,312	26,250	727,646
Class R	9,845	335,050	3,293	94,438
Class Y	426,480	15,401,637	511,747	15,124,117
Class R6(c)	222,544	8,326,947	363	10,005

Issued as reinvestment of dividends:
Class A	—	—	4,418	109,144
Class Y	—	—	1,176	29,500

Conversion of Class B shares to Class A shares:(d)
Class A	3,073	116,562	1,408	40,737
Class B	(3,339)	(116,562)	(1,522)	(40,737)

Reacquired:
Class A	(562,139)	(19,007,429)	(382,697)	(10,455,305)
Class B(b)	(381)	(12,566)	(716)	(16,755)
Class C	(70,877)	(2,205,687)	(31,304)	(823,225)
Class R	(4,192)	(140,652)	(4,061)	(113,092)
Class Y	(501,340)	(17,791,582)	(364,417)	(9,869,537)
Class R6	(52,858)	(1,734,144)	—	—
Net increase (decrease) in share activity	(20,907)	$870,425	55,301	$3,275,419

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

19                         Invesco Pacific Growth Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$33.63	$0.28 (d)	$(4.64)	$(4.36)	$—	$29.27	(12.97	)%(f)	$65,057	1.54	%(e)(f)	1.54	%(e)(f)	0.82	%(d)(e)(f)	54%
Year ended 10/31/17	26.31	(0.09)	7.46	7.37	(0.05)	33.63	28.09		80,319	1.75		1.75		(0.32)		59
Year ended 10/31/16	24.03	0.04	2.24	2.28	—	26.31	9.49		65,107	1.64		1.64		0.17		31
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	24.03	(1.84)		66,599	1.78		1.78		0.21		137
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	24.51	4.10	(f)	73,457	1.77	(f)	1.77	(f)	0.60	(f)	63
Class B
Year ended 10/31/18(g)	31.02	0.01 (d)	3.90	3.91	—	34.93	12.60		—	2.30	(e)(j)	2.30	(e)(j)	0.06	(d)(e)(j)	54
Year ended 10/31/17	24.40	(0.28)	6.90	6.62	—	31.02	27.13		114	2.50		2.50		(1.07)		59
Year ended 10/31/16	22.46	(0.13)	2.07	1.94	—	24.40	8.64		126	2.39		2.39		(0.58)		31
Year ended 10/31/15	23.05	(0.12)	(0.47)	(0.59)	—	22.46	(2.56)		272	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28		480	2.53		2.53		(0.16)		63
Class C
Year ended 10/31/18	31.09	0.02 (d)	(4.25)	(4.23)	—	26.86	(13.60)		6,080	2.30	(e)	2.30	(e)	0.06	(d)(e)	54
Year ended 10/31/17	24.46	(0.28)	6.91	6.63	—	31.09	27.11	(h)	5,535	2.49	(h)	2.49	(h)	(1.06	)(h)	59
Year ended 10/31/16	22.50	(0.13)	2.09	1.96	—	24.46	8.71	(h)	4,477	2.37	(h)	2.37	(h)	(0.56	)(h)	31
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	22.50	(2.55)		4,880	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28	(h)	4,638	2.52	(h)	2.52	(h)	(0.15	)(h)	63
Class R
Year ended 10/31/18	33.24	0.19 (d)	(4.57)	(4.38)	—	28.86	(13.18)		409	1.80	(e)	1.80	(e)	0.56	(d)(e)	54
Year ended 10/31/17	26.02	(0.16)	7.38	7.22	—	33.24	27.75		283	2.00		2.00		(0.57)		59
Year ended 10/31/16	23.82	(0.02)	2.22	2.20	—	26.02	9.24		242	1.89		1.89		(0.08)		31
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	23.82	(2.10)		245	2.03		2.03		(0.04)		137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.78		344	2.03		2.03		0.34		63
Class Y
Year ended 10/31/18	34.24	0.37 (d)	(4.73)	(4.36)	—	29.88	(12.73)		13,911	1.30	(e)	1.30	(e)	1.06	(d)(e)	54
Year ended 10/31/17	26.79	(0.02)	7.59	7.57	(0.12)	34.24	28.43		18,505	1.50		1.50		(0.07)		59
Year ended 10/31/16	24.41	0.11	2.27	2.38	—	26.79	9.75		10,501	1.39		1.39		0.42		31
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	24.41	(1.59)		3,587	1.53		1.53		0.46		137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34		2,944	1.53		1.53		0.84		63
Class R5
Year ended 10/31/18	34.29	0.40 (d)	(4.75)	(4.35)	—	29.94	(12.69)		16	1.22	(e)	1.22	(e)	1.14	(d)(e)	54
Year ended 10/31/17	26.84	0.00	7.60	7.60	(0.15)	34.29	28.53		18	1.42		1.42		0.01		59
Year ended 10/31/16	24.42	0.13	2.29	2.42	—	26.84	9.91		14	1.28		1.28		0.53		31
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	24.42	(1.47)		13	1.39		1.39		0.60		137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48		13	1.37		1.37		1.00		63
Class R6
Year ended 10/31/18	34.29	0.39 (d)	(4.74)	(4.35)	—	29.94	(12.69)		5,091	1.22	(e)	1.22	(e)	1.14	(d)(e)	54
Year ended 10/31/17(i)	27.48	0.00	6.81	6.81	—	34.29	24.78		12	1.39	(j)	1.39	(j)	0.04	(j)	59

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes significant dividends received during year ended October 31, 2018. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the significant dividends are $0.04 and 0.11%, $(0.23) and (0.65)%, $(0.22) and (0.65)%, $(0.05) and (0.15)%, $0.13 and 0.35%, $0.16 and 0.43%, and $0.15 and 0.43% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)

Ratios are based on average daily net assets (000’s omitted) of $83,055, $115, $7,268, $419, $20,290, $18 and $4,894 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the years ended October 31, 2018 and October 31, 2014.

(g)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(h)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99%, 0.98% and 0.99% for Class C shares for the years ended October 31, 2017, 2016 and 2014, respectively.

(i)	Commencement date of April 4, 2017.
(j)	Annualized.

20                         Invesco Pacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Fund (Invesco Investment Fund)

and Shareholders of Invesco Pacific Growth Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pacific Growth Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

21                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$836.50	$7.08	$1,017.49	$7.78	1.53%
C	1,000.00	833.40	10.58	1,013.66	11.62	2.29
R	1,000.00	835.60	8.28	1,016.18	9.10	1.79
Y	1,000.00	837.70	5.98	1,018.70	6.56	1.29
R5	1,000.00	838.20	5.65	1,019.06	6.21	1.22
R6	1,000.00	838.20	5.65	1,019.06	6.21	1.22

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22                         Invesco Pacific Growth Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Pacific Growth Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management (Japan) Limited and Invesco Hong Kong Limited currently manage assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Pacific Region Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group

23                         Invesco Pacific Growth Fund

information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that there were only four funds (including the Fund) in the expense group.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds and the Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

24                         Invesco Pacific Growth Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Pacific Growth Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Pacific Growth Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                              Invesco Distributors, Inc.                                                                        MS-PGRO-AR-1         12192018     1535

Annual Report to Shareholders	October 31, 2018

Invesco Select Companies Fund
Nasdaq:
A: ATIAX ∎ C: ATICX ∎ R: ATIRX ∎ Y: ATIYX ∎ R5: ATIIX ∎ R6: ATISX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco Select Companies Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

     As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco Select Companies Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco Select Companies Fund (the Fund), at net asset value (NAV), outperformed the Fund’s style-specific benchmark, the Russell 2000 Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.76%
Class C Shares	2.01
Class R Shares	2.55
Class Y Shares	3.07
Class R5 Shares	3.14
Class R6 Shares	3.19
S&P 500 Index▼ (Broad Market Index)	7.35
Russell 2000 Index▼ (Style-Specific Index)	1.85
Lipper Small-Cap Core Funds Index⬛ (Peer Group Index)	1.37
Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year proved to be an increasingly volatile time for US equities. The fiscal year began in the final months of 2017 with several major US stock market indexes repeatedly reaching new highs amid strong corporate profits, the prospect of tax reform legislation and exceedingly low stock market volatility.

    Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the US stock markets to pull back and volatility to increase.

    US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, investors fled to more defensive areas of the market and to US Treasuries.

    Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

    Before we discuss the Fund’s results during the fiscal year, it is helpful to briefly explain how we manage the Fund for shareholders. We view ourselves as business people buying businesses, and we consider the purchase of a stock as an ownership interest in a business. We strive to develop a proprietary view of a business through in-depth, fundamental research that includes careful financial statement analysis and meetings with company management. We then seek to purchase businesses whose stock prices are below what we have calculated to be the true value of the company based on an estimate of its future free cash flows.

    Our investment approach focuses on individual businesses rather than market sectors. Therefore, the Fund shares little in common with sector weightings of various market indexes. However, if we were to broadly categorize businesses with which we had the most success during the fiscal year, our investments in select industrials, energy and information technology (IT) were the largest contributors to the Fund’s absolute performance.

    Relative to the Fund’s style-specific benchmark, security selection in the industrials, energy and IT sectors benefited the Fund’s performance during the fiscal year. Conversely, security selection in the financials, materials and health care sectors detracted from the Fund’s relative performance.

    During the fiscal year, top contributors to the Fund’s performance relative to the style-specific benchmark included Spirit Airlines and SiteOne Landscape Supply.

    Spirit Airlines is an ultra-low-cost US airline operator. Throughout the fiscal year, the company reported earnings that beat analyst expectations due to increased revenue per passenger from ancillary offerings and lower operating expenses. We believe the company is positioned to perform very well over the long term since the lowest-cost operator

Portfolio Composition
By sector	% of total net assets

Information Technology	35.3%
Industrials	11.9
Health Care	9.4
Communication Services	8.9
Materials	6.8
Energy	6.6
Real Estate	4.5
Financials	4.3
Consumer Discretionary	1.5
Money Market Funds Plus Other Assets Less Liabilities	10.8

Top 10 Equity Holdings*
	% of total net assets

1.	Liberty Broadband Corp.-Class A	5.8%
2.	GasLog Ltd.	5.4
3.	Booz Allen Hamilton Holding Corp.	5.2
4.	Charles River Laboratories International, Inc.	5.1
5.	Sabre Corp.	5.0
6.	Global Payments Inc.	5.0
7.	Nuance Communications, Inc.	4.7
8.	Spirit Airlines, Inc.	4.5
9.	CommScope Holding Co., Inc.	4.5
10.	Regal-Beloit Corp.	4.5

Total Net Assets	$406.3 million

Total Number of Holdings*	25

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco Select Companies Fund

has significant room for growth and a capable management team at the helm.

    SiteOne Landscape Supply is a leading wholesale distributor of landscape supplies in the US. SiteOne’s main customers are primarily residential and commercial landscape professionals who specialize in the design, installation and maintenance of lawns, gardens, golf courses and other outdoor spaces. The company’s leadership position, economies of scale and access to capital markets provide a strong competitive advantage moving forward. Throughout the fiscal year, the company continued to prove the strength and scalability of its business model as the leader of the highly-fragmented landscape supply distribution industry. SiteOne showed strong organic and inorganic growth, as new residential construction, and repair and upgrade markets performed well. It is our view that SiteOne reached full valuation and, as such, we sold our position in the company before the close of the fiscal year.

    During the fiscal year, the top detractors from the Fund’s performance relative to the style-specific benchmark were

Encore Capital Group and CommScope.

    Encore Capital Group is a financial company that buys consumer receivables from major banks and credit unions, and works to collect as much of the outstanding debt as possible. The company’s share price fell after it posted quarterly earnings results that were slightly below expectations, and following the announcement that it would purchase the remaining equity interest in Cabot Credit Management (not a Fund holding). However, we view the recent transaction with Cabot Credit Management favorably and we remain optimistic about the large tailwind that is to come in the form of rising credit card balances combined with an increasing number of cardholder delinquencies.

    CommScope provides connectivity and essential infrastructure solutions for wireless, business enterprise and residential broadband networks. During the fiscal year, the company’s stock price fell more than 30% after it reported first-quarter results that missed analyst expectations, and revised its outlook to reflect higher input costs and price reductions. Nevertheless, we are confident in the company’s longer-term prospects going forward, as it is a highly cash-flow generative business that is a top provider globally in the markets it competes in.

    During the fiscal year, we made new investments in Insight Enterprises, a global technology company that provides business-to-business and IT services for enterprises; Tempur Sealy International, a manufacturer of mattresses and bedding products; and CoreLogic, which provides real estate-related information and analytics to its customers. Generally, we sell Fund holdings when they reach full valuation; if new, relatively more attractive investment opportunities exist; or if new information changes our thesis on the future of a business. As such, we sold SiteOne Landscape Supply, Microsemi, Americas Car-Mart and Team.

    During the fiscal year, we continued to focus on finding quality businesses we believed were trading at attractive values relative to their long-term prospects. In contrast, the market is often driven by short-term events or outlooks in both good times and bad. Market volatility allows us to take advantage of investment opportunities we believe may benefit the Fund in the long term. While we can never predict future Fund performance, we pledge to you that we will adhere to our discipline of being business people who buy businesses – and we will continually strive to upgrade the quality of the Fund’s portfolio.

    As always, we thank you for your investment in Invesco Select Companies Fund and for sharing our long-term investment perspective.

1  Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Rob Mikalachki Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco Select Companies Fund. He joined Invesco in 1999. Mr. Mikalachki earned a business degree from Wilfrid Laurier University.

Virginia Au Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. She joined Invesco in 2006. Ms. Au earned a Bachelor of Commerce degree in finance from The University of British Columbia.

Jason Whiting Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Select Companies Fund. He joined Invesco in
2003. Mr. Whiting earned a BBA from Wilfrid Laurier University.

5                          Invesco Select Companies Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 8

government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

∎	Value investing style risk. A value investing style subjects the Fund to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.
∎	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

6	Invesco Select Companies Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	9.51%
10 Years	13.76
5 Years	5.05
1 Year	-2.88

Class C Shares
Inception (11/4/03)	9.11%
10 Years	13.55
5 Years	5.45
1 Year	1.14

Class R Shares
Inception (4/30/04)	9.60%
10 Years	14.13
5 Years	5.98
1 Year	2.55

Class Y Shares
Inception (10/3/08)	13.01%
10 Years	14.69
5 Years	6.51
1 Year	3.07

Class R5 Shares
Inception (4/30/04)	10.30%
10 Years	14.84
5 Years	6.60
1 Year	3.14

Class R6 Shares
10 Years	14.48%
5 Years	6.38
1 Year	3.19

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	10.18%
10 Years	12.28
5 Years	7.14
1 Year	8.06

Class C Shares
Inception (11/4/03)	9.78%
10 Years	12.06
5 Years	7.55
1 Year	12.46

Class R Shares
Inception (4/30/04)	10.29%
10 Years	12.63
5 Years	8.10
1 Year	14.04

Class Y Shares
10 Years	13.19%
5 Years	8.63
1 Year	14.64

Class R5 Shares
Inception (4/30/04)	11.00%
10 Years	13.34
5 Years	8.72
1 Year	14.67

Class R6 Shares
10 Years	12.98%
5 Years	8.49
1 Year	14.77

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 0.93% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 1.54%, 1.04%, 0.94% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved.

The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco Select Companies Fund

Invesco Select Companies Fund’s investment objective is long-term growth of capital.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
∎	Class Y shares are available only to certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Cash/cash equivalents risk. In rising markets, holding cash or cash equivalents will negatively affect the Fund’s performance relative to its benchmark.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.
∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	Limited number of holdings risk. The Fund holds a more limited number of securities than other funds with a similar investment strategy. As a result, each investment has a greater effect on the Fund’s overall performance and any change in the value of these securities could significantly affect the value of your investment in the Fund.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	Small- and mid-capitalization companies risks. Small- and mid-capitalization companies tend to be more vulnerable to changing market conditions, may have little or no operating history or track record of success, and may have more limited product lines and markets, less experienced management and fewer financial resources than larger companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and their returns may vary, sometimes significantly, from the overall securities market.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US continued on page 6

8	Invesco Select Companies Fund

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks–89.17%
Airlines–4.54%
Spirit Airlines, Inc.(b)	355,732	$18,462,491

Application Software–4.75%
Nuance Communications, Inc.(b)	1,109,274	19,290,275

Cable & Satellite–5.85%
Liberty Broadband Corp.–Class A(b)	287,097	23,768,761

Commodity Chemicals–2.44%
Chemtrade Logistics Income Fund (Canada)	1,045,784	9,929,963

Communications Equipment–4.52%
CommScope Holding Co., Inc.(b)	764,012	18,382,129

Consumer Finance–4.27%
Encore Capital Group, Inc.(b)	681,989	17,329,340

Data Processing & Outsourced Services–15.03%
Alliance Data Systems Corp.	59,127	12,190,805
CoreLogic, Inc.(b)	52,235	2,121,786
Equiniti Group PLC (United Kingdom)(c)	2,350,450	6,474,365
Global Payments Inc.	176,167	20,123,557
Sabre Corp.	817,556	20,152,755
		61,063,268

Diversified Support Services–2.83%
Performant Financial Corp.(b)(d)	5,527,196	11,496,568

Electrical Components & Equipment–4.50%
Regal Beloit Corp.	255,025	18,285,292

Health Care Supplies–4.30%
Cooper Cos., Inc. (The)	67,612	17,464,856

Home Furnishings–1.55%
Tempur Sealy International, Inc.(b)	136,150	6,291,491

IT Consulting & Other Services–5.24%
Booz Allen Hamilton Holding Corp.	429,587	21,281,740

Life Sciences Tools & Services–5.06%
Charles River Laboratories International, Inc.(b)	168,881	20,573,083

	Shares	Value
Oil & Gas Equipment & Services–1.22%
ION Geophysical Corp.(b)	419,538	$4,954,744

Oil & Gas Storage & Transportation–5.39%
GasLog Ltd. (Monaco)	1,070,152	21,895,310

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada)(b)(e)	69,374	0

Publishing–3.09%
John Wiley & Sons, Inc.–Class A	231,098	12,534,756

Real Estate Services–4.47%
Colliers International Group Inc. (Canada)	267,453	18,162,709

Specialty Chemicals–4.38%
Axalta Coating Systems Ltd.(b)	720,716	17,787,271

Systems Software–2.38%
TiVo Corp.	879,815	9,677,965

Technology Distributors–3.36%
Insight Enterprises, Inc.(b)	264,202	13,656,601
Total Common Stocks (Cost $302,527,655)		362,288,613

Money Market Funds–10.99%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(f)	15,634,512	15,634,512
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(f)	11,165,356	11,167,589
Invesco Treasury Portfolio–Institutional Class, 2.09%(f)	17,868,013	17,868,013
Total Money Market Funds (Cost $44,669,235)		44,670,114
TOTAL INVESTMENTS IN SECURITIES–100.16% (Cost $347,196,890)		406,958,727
OTHER ASSETS LESS LIABILITIES–(0.16)%		(647,164)
NET ASSETS–100.00%		$406,311,563

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2018 represented 1.59% of the Fund’s Net Assets.

(d)

Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of October 31, 2018 represented 2.83% of the Fund’s Net Assets. See Note 4.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Select Companies Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $258,069,540)	$350,792,045
Investments in affiliates, at value (Cost $89,127,350)	56,166,682
Foreign currencies, at value (Cost $90,890)	90,630
Receivable for:
Dividends and interest	157,356
Fund shares sold	188,163
Investment for trustee deferred compensation and retirement plans	147,285
Other assets	47,444
Total assets	407,589,605

Liabilities:
Payable for:
Investments purchased	23,135
Fund shares repurchased	771,215
Accrued foreign taxes	11,935
Accrued fees to affiliates	228,135
Accrued trustees’ and officers’ fees and benefits	2,093
Accrued other operating expenses	79,189
Trustee deferred compensation and retirement plans	162,340
Total liabilities	1,278,042
Net assets applicable to shares outstanding	$406,311,563

Net assets consists of:
Shares of beneficial interest	$324,617,077
Distributable earnings	81,694,486
$406,311,563

Net Assets:
Class A	$220,107,389
Class C	$49,959,311
Class R	$16,426,751
Class Y	$95,958,207
Class R5	$23,088,178
Class R6	$771,727

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	12,091,111
Class C	3,276,116
Class R	951,302
Class Y	5,125,959
Class R5	1,176,609
Class R6	39,271
Class A:
Net asset value per share	$18.20
Maximum offering price per share
(Net asset value of $18.20 ÷ 94.50%)	$19.26
Class C:
Net asset value and offering price per share	$15.25
Class R:
Net asset value and offering price per share	$17.27
Class Y:
Net asset value and offering price per share	$18.72
Class R5:
Net asset value and offering price per share	$19.62
Class R6:
Net asset value and offering price per share	$19.65

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Select Companies Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $150,654)	$4,234,073
Dividends from affiliates	614,526
Total investment income	4,848,599

Expenses:
Advisory fees	3,405,418
Administrative services fees	132,304
Custodian fees	17,434
Distribution fees:
Class A	621,879
Class B	2,712
Class C	726,242
Class R	100,052
Transfer agent fees — A, B, C, R and Y	731,513
Transfer agent fees — R5	27,931
Transfer agent fees — R6	142
Trustees’ and officers’ fees and benefits	26,968
Registration and filing fees	104,330
Reports to shareholders	53,864
Professional services fees	73,334
Other	25,580
Total expenses	6,049,703
Less: Fees waived and expense offset arrangement(s)	(46,862)
Net expenses	6,002,841
Net investment income (loss)	(1,154,242)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investment securities	24,106,296
Foreign currencies	(33,205)
24,073,091
Change in net unrealized appreciation (depreciation) of:
Investment securities	(6,930,082)
Foreign currencies	12,693
(6,917,389)
Net realized and unrealized gain	17,155,702
Net increase in net assets resulting from operations	$16,001,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Select Companies Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income (loss)	$(1,154,242)	$(2,622,151)
Net realized gain	24,073,091	67,386,302
Change in net unrealized appreciation (depreciation)	(6,917,389)	59,567,310
Net increase in net assets resulting from operations	16,001,460	124,331,461

Distributions to shareholders from distributable earnings(1):
Class A	(32,431,701)	(11,477,261)
Class B	(169,180)	(93,782)
Class C	(13,319,235)	(4,283,225)
Class R	(3,056,204)	(1,126,806)
Class Y	(10,068,006)	(1,868,112)
Class R5	(3,307,865)	(1,176,563)
Class R6	(1,367)	—
Total distributions from distributable earnings	(62,353,558)	(20,025,749)

Share transactions–net:
Class A	(6,611,839)	(109,707,186)
Class B	(1,130,324)	(1,432,978)
Class C	(35,866,971)	(22,745,157)
Class R	(4,126,871)	(12,166,848)
Class Y	23,695,448	(18,922,200)
Class R5	(1,602,493)	(12,357,659)
Class R6	758,179	10,034
Net increase (decrease) in net assets resulting from share transactions	(24,884,871)	(177,321,994)
Net increase (decrease) in net assets	(71,236,969)	(73,016,282)

Net assets:
Beginning of year	477,548,532	550,564,814
End of year	$406,311,563	$477,548,532

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net realized gains.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

12                         Invesco Select Companies Fund

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

13                         Invesco Select Companies Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation)

14                         Invesco Select Companies Fund

until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2019, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B shares was 2.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2019. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees of $41,184.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $29,247 in

15                         Invesco Select Companies Fund

front-end sales commissions from the sale of Class A shares and $381 and $352 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks	$362,288,613	$—	$0	$362,288,613
Money Market Funds	44,670,114	—	—	44,670,114
Total Investments	$406,958,727	$—	$0	$406,958,727

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates (excluding affiliated money market funds) for the year ended October 31, 2018.

	Value 10/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 10/31/18	Dividend Income
ION Geophysical Corp(a)	$7,320,183	$—	$(8,687,010)	$47,683,173	$(41,361,602)	$4,954,744	$—
Performant Financial Corp	10,280,585	—	—	1,215,983	—	11,496,568	—
Total	$17,600,768	$—	$(8,687,010)	$48,899,156	$(41,361,602)	$16,451,312	$—

(a)	As of October 31, 2018, this security is no longer considered as an affiliate of the fund.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,678.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Select Companies Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Long-term capital gain	$62,353,558	$20,025,749

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$2,223,893
Undistributed long-term gain	20,060,860
Net unrealized appreciation — investments	59,563,420
Net unrealized appreciation (depreciation) — foreign currencies	(366)
Temporary book/tax differences	(153,321)
Shares of beneficial interest	324,617,077
Total net assets	$406,311,563

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $48,745,500 and $150,133,677, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$132,145,937
Aggregate unrealized (depreciation) of investments	(72,582,517)
Net unrealized appreciation of investments	$59,563,420

Cost of investments for tax purposes is $347,395,307.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating loss, on October 31, 2018, undistributed net investment income (loss) was increased by $1,691,841 and undistributed net realized gain was decreased by $1,691,841. This reclassification had no effect on the net assets or distributable earnings of the Fund.

17                         Invesco Select Companies Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	1,490,770	$28,520,738	1,845,496	$34,443,840
Class B(b)	778	12,773	2,943	48,034
Class C	210,020	3,381,331	408,324	6,540,411
Class R	172,246	3,147,900	253,977	4,586,806
Class Y	2,689,477	53,051,246	4,260,684	80,495,148
Class R5	277,970	5,703,058	331,743	6,615,166
Class R6(c)	90,603	1,846,098	508	10,034

Issued as reinvestment of dividends:
Class A	1,729,041	31,606,869	633,827	11,434,236
Class B(b)	10,306	159,223	5,839	91,796
Class C	847,400	13,066,901	270,789	4,248,675
Class R	175,781	3,055,075	65,096	1,126,806
Class Y	498,347	9,348,985	99,489	1,831,586
Class R5	167,857	3,298,381	61,424	1,176,274

Conversion of Class B shares to Class A shares:(d)
Class A	57,801	1,120,189	55,745	1,070,373
Class B	(68,385)	(1,120,189)	(64,158)	(1,070,373)

Reacquired:
Class A	(3,534,201)	(67,859,635)	(8,433,372)	(156,655,635)
Class B(b)	(10,939)	(182,131)	(30,697)	(502,435)
Class C	(3,224,768)	(52,315,203)	(2,032,569)	(33,534,243)
Class R	(567,572)	(10,329,846)	(992,218)	(17,880,460)
Class Y	(1,944,459)	(38,704,783)	(5,247,516)	(101,248,934)
Class R5	(515,697)	(10,603,932)	(1,010,295)	(20,149,099)
Class R6	(51,840)	(1,087,919)	—	—
Net increase (decrease) in share activity	(1,499,464)	$(24,884,871)	(9,514,941)	$(177,321,994)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 23% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Class B shares activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Commencement date of April 4, 2017.
(d)	Effective as of the close of business January 26, 2018, all outstanding Class B shares were converted to Class A shares.

18                         Invesco Select Companies Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$20.30	$(0.04)	$0.61	$0.57	$(2.67)	$18.20	2.76%	$220,107	1.24	%(d)	1.25	%(d)	(0.19	)%(d)	12%
Year ended 10/31/17	16.72	(0.07)	4.29	4.22	(0.64)	20.30	25.71	250,619	1.27		1.28		(0.39)		16
Year ended 10/31/16	20.44	(0.08)	0.56	0.48	(4.20)	16.72	5.22	305,003	1.24		1.25		(0.53)		20
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Year ended 10/31/14	23.95	(0.06)	2.71	2.65	(1.13)	25.47	11.66	754,310	1.16		1.20		(0.28)		10
Class B
Year ended 10/31/18(e)	17.57	(0.04)	1.51	1.47	(2.67)	16.37	9.28	—	1.99	(d)(g)	2.00	(d)(g)	(0.94	)(d)(g)	12
Year ended 10/31/17	14.65	(0.19)	3.75	3.56	(0.64)	17.57	24.80	1,199	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.59	(0.18)	0.44	0.26	(4.20)	14.65	4.36	2,261	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.55	(0.33)	(2.16)	(2.49)	(2.47)	18.59	(11.44)	4,027	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.40	(0.23)	2.51	2.28	(1.13)	23.55	10.77	9,039	1.91		1.95		(1.03)		10
Class C
Year ended 10/31/18	17.54	(0.15)	0.53	0.38	(2.67)	15.25	2.01	49,959	1.99	(d)	2.00	(d)	(0.94	)(d)	12
Year ended 10/31/17	14.63	(0.19)	3.74	3.55	(0.64)	17.54	24.77	95,457	2.02		2.03		(1.14)		16
Year ended 10/31/16	18.57	(0.18)	0.44	0.26	(4.20)	14.63	4.39	99,413	1.99		2.00		(1.28)		20
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.37	(0.23)	2.52	2.29	(1.13)	23.53	10.83	180,853	1.91		1.95		(1.03)		10
Class R
Year ended 10/31/18	19.43	(0.08)	0.59	0.51	(2.67)	17.27	2.55	16,427	1.49	(d)	1.50	(d)	(0.44	)(d)	12
Year ended 10/31/17	16.06	(0.11)	4.12	4.01	(0.64)	19.43	25.45	22,747	1.52		1.53		(0.64)		16
Year ended 10/31/16	19.86	(0.12)	0.52	0.40	(4.20)	16.06	4.90	29,623	1.49		1.50		(0.78)		20
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Year ended 10/31/14	23.48	(0.12)	2.65	2.53	(1.13)	24.88	11.37	70,177	1.41		1.45		(0.53)		10
Class Y
Year ended 10/31/18	20.75	0.01	0.63	0.64	(2.67)	18.72	3.07	95,958	0.99	(d)	1.00	(d)	0.06	(d)	12
Year ended 10/31/17	17.04	(0.01)	4.36	4.35	(0.64)	20.75	26.00	80,572	1.02		1.03		(0.14)		16
Year ended 10/31/16	20.71	(0.04)	0.57	0.53	(4.20)	17.04	5.44	81,269	0.99		1.00		(0.28)		20
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Year ended 10/31/14	24.11	(0.01)	2.74	2.73	(1.13)	25.71	11.92	304,629	0.91		0.95		(0.03)		10
Class R5
Year ended 10/31/18	21.62	0.03	0.64	0.67	(2.67)	19.62	3.09	23,088	0.92	(d)	0.93	(d)	0.13	(d)	12
Year ended 10/31/17	17.71	(0.01)	4.56	4.55	(0.64)	21.62	26.15	26,943	0.92		0.93		(0.04)		16
Year ended 10/31/16	21.33	(0.03)	0.61	0.58	(4.20)	17.71	5.54	32,996	0.89		0.90		(0.18)		20
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Year ended 10/31/14	24.69	0.01	2.81	2.82	(1.13)	26.38	12.01	66,042	0.84		0.88		0.04		10
Class R6
Year ended 10/31/18	21.63	0.04	0.65	0.69	(2.67)	19.65	3.19	772	0.84	(d)	0.85	(d)	0.21	(d)	12
Year ended 10/31/17(f)	20.05	0.01	1.57	1.58	—	21.63	7.88	11	0.84	(g)	0.85	(g)	0.04	(g)	16

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

Ratios are based on average daily net assets (000’s omitted) of $248,751, $1,139, $72,624, $20,010, $91,046, $27,906 and $750 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Commencement date of April 4, 2017.
(g)	Annualized.

19                         Invesco Select Companies Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Fund (Invesco Investment Funds)

and Shareholders of Invesco Select Companies Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Select Companies Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

20                         Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$982.70	$6.10	$1,019.06	$6.21	1.22%
C	1,000.00	979.40	9.83	1,015.27	10.01	1.97
R	1,000.00	981.80	7.34	1,017.80	7.48	1.47
Y	1,000.00	984.20	4.85	1,020.32	4.94	0.97
R5	1,000.00	984.50	4.60	1,020.57	4.69	0.92
R6	1,000.00	985.00	4.20	1,020.97	4.28	0.84

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

21                         Invesco Select Companies Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Select Companies Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Canada Ltd. currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Small-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the fourth quintile for the three year period and the fifth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board noted that the Fund’s cash position and underweight and overweight exposure to and stock selection in certain sectors detracted from performance. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both

22                         Invesco Select Companies Fund

advisory and certain non-portfolio management administrative services fees, but that Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s total expense ratio was in the fourth quintile of its expense group and discussed with management reasons for such relative total expenses.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

23                         Invesco Select Companies Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$62,353,558
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Select Companies Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco Select Companies Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Select Companies Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	SCO-AR-1	12142018	1538

Annual Report to Shareholders	October 31, 2018

Invesco U.S. Managed Volatility Fund
Nasdaq:
R6: USMVX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco U.S. Managed Volatility Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco U.S. Managed Volatility Fund

Management’s Discussion of Fund Performance

Performance summary

Invesco U.S. Managed Volatility Fund (the Fund) incepted on December 18, 2017. From the Fund’s inception to the end of the reporting period on October 31, 2018, Class R6 shares of the Fund underperformed the Fund’s style-specific index, the Invesco US Large Cap Index.

Additional information about your Fund’s performance appears later in this report.

Fund vs. Indexes
Cumulative total returns, 12/18/17 (inception date) to 10/31/18.

Class R6 Shares	1.40%
S&P 500 Index▼ (Broad Market Index)	2.43
Invesco US Large Cap Index⬛ (Style-Specific Index)	2.64
Lipper S&P 500 Funds Index◆ (Peer Group Index)	2.10

Source(s): ▼FactSet Research Systems Inc.; ⬛RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

Invesco U.S. Managed Volatility Fund incepted on December 18, 2017, just before the close of the calendar year. At the Fund’s inception, US markets were rising amid the passage of the Tax Cuts and Jobs Act signed into law in late December 2017, which significantly cut corporate tax rates. Several major US stock market indexes repeatedly reached new highs to close out the calendar year, which saw record low stock market volatility.

Stock market euphoria continued in January 2018 as US equity markets steadily moved higher. Investors remained enthused about the passage of tax reform legislation. However, in February 2018, volatility returned to the US stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions caused the US stock markets to pull back and volatility to increase.

US equity markets generally recovered in the second quarter of 2018 as strong US retail sales and low unemployment buoyed markets. Throughout the summer, US equities moved higher as corporate profits surged. Several US equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility markedly rose in the final month of the fiscal year. US equity markets suffered a sharp sell-off in October 2018 amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, investors fled to more defensive areas of the market and to US Treasuries.

Given signs of a strong economy, the US Federal Reserve raised interest rates four times during the fiscal year: in December 2017 and in March, June and September 2018.1 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Invesco U.S. Managed Volatility Fund is a domestic large-cap core equity strategy focused on providing capital appreciation while managing portfolio volatility. The strategy seeks equity-like exposure during periods of economic strength and downside protection during economic stress. The Fund seeks to accomplish this by investing in the Invesco US Large Cap Index with a futures overlay component designed to manage volatility. The futures overlay component is designed to manage the Fund’s overall risk by selling short exchange-traded equity index futures in periods of high market volatility. This risk management overlay is implemented when the Fund’s forecasted annualized volatility exceeds the target volatility level.

    Fund performance benefited from holdings in the information technology (IT), health care and consumer discretionary sectors. In contrast, Fund holdings in the financials, industrials and materials sectors detracted from performance. The Fund’s volatility overlay also detracted from Fund performance. The overlay was first implemented in late March and early April as volatility began to increase; the overlay was used again in late October 2018 during the market sell-off.

Although the overlay acted as a head-wind in terms of performance, the Fund’s overall volatility was lower than the style-specific during the fiscal year.

    The leading individual contributor to Fund performance during the fiscal year was IT sector constituent, Apple. The technology giant reported solid earnings and services growth, which helped the stock maintain positive momentum and profitability. Amazon.com was another leading contributor to Fund performance. During the fiscal year, the retail and e-commerce giant reported solid quarterly results with better revenue growth and improving profit margins across all segments. Conversely, industrials sector constituent, General Electric (GE) and

Portfolio Composition
By sector	% of total net assets

Information Technology	21.6%
Health Care	15.2
Financials	13.0
Consumer Discretionary	10.5
Communication Services	9.6
Industrials	8.8
Consumer Staples	7.8
Energy	5.8
Utilities	2.8
Real Estate	2.4
Materials	2.3
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top 10 Equity Holdings*
% of total net assets

1.	Apple Inc.	4.7%
2.	Microsoft Corp.	3.7
3.	Amazon.com Inc.	3.0
4.	Alphabet Inc. - Class A	3.0
5.	Johnson & Johnson	1.7
6.	Facebook, Inc. - Class A	1.6
7.	JPMorgan Chase & Co.	1.6
8.	Exxon Mobil Corp.	1.5
9.	Berkshire Hathaway Inc. - Class B	1.3
10.	Bank of America Corp.	1.2

Total Net Assets	$5.9 million

Total Number of Holdings*	408

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco U.S. Managed Volatility Fund

communication services sector constituent, Facebook were the leading detractors from Fund performance. GE faced several headwinds during the fiscal year driven by rising debt and leadership changes. The stock fell to its lowest level in three years during the fiscal year. Face-book also faced its share of difficulties during the fiscal year due to fallout from a data scandal, which revealed that the personal data of millions of Facebook pro-files had been harvested without consent and used for political purposes. Following the revelation, Facebook provided guidance for slower-than-expected revenue growth resulting from the many changes implemented after the scandal.

    Please note, the Fund’s strategy is principally implemented through equity investments, but we may also use futures contracts, a derivative instrument, to manage volatility. Derivatives can be a cost-effective way to gain exposure to asset classes. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

    Thank you for your investment in Invesco U.S. Managed Volatility Fund.

1	Source: US Federal Reserve

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Duy Nguyen

Chartered Financial Analyst, Portfolio Manager and Chief Investment Officer of Invesco’s Global Solutions Development and Implementation Team, is manager of Invesco U.S. Managed Volatility Fund. He joined Invesco in 2000. Mr. Nguyen earned a BBA from The University of Texas at Austin and an MS from the University of Houston.

Jacob Borbidge

Chartered Financial Analyst, Portfolio Manager and Head of Research for Inves-co’s Global Solutions Development and Implementation Team, is manager of Invesco U.S. Managed Volatility Fund. He joined Invesco in 2004. Mr. Borbidge earned a BS in mechanical engineering from Lehigh University and an MS in finance from the University of Houston.

David Hemming

Portfolio Manager, is manager of Invesco U.S. Managed Volatility Fund. He joined Invesco in 2016. Mr. Hemming earned an MSc in investment management from City University’s Cass Business School and an MA degree with honors in economics and international relations from the University of St. Andrews.

Theodore (Ted) Samulowitz

Portfolio Manager, is manager of Invesco U.S. Managed Volatility Fund. He joined Invesco in 2012. Mr. Samulowitz earned a BS degree in agricultural economics from Purdue University.

5                          Invesco U.S. Managed Volatility Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es) since inception

Fund and index data from 12/18/17

1 Source: RIMES Technologies Corp.

2 Source: FactSet Research Systems Inc.

3 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco U.S. Managed Volatility Fund

Cumulative Total Returns
As of 10/31/18, including maximum applicable sales charges

Class R6 Shares
Inception (12/18/17)	1.40%

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares 0.15%.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class R6 shares was 3.80%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

Cumulative Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class R6 Shares
Inception (12/18/17)	9.00%

7                          Invesco U.S. Managed Volatility Fund

Invesco U.S. Managed Volatility Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing in the Fund

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Indexing risk. Certain portions of the Fund’s assets are managed pursuant to an indexing approach (Indexed Assets) and, therefore, the adverse performance of a particular security necessarily will not result in the elimination of the security from the Indexed Assets. Ordinarily, the Fund will not sell portfolio securities of the Indexed Assets except to reflect additions or deletions of the securities that comprise the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), or as may be necessary to raise cash to pay Fund shareholders who sell Fund shares. As such, the Indexed Assets, and therefore the Fund, will be negatively affected by declines in the securities represented by the Underlying Index. Also, there is no guarantee that the Fund will be able to correlate the performance of the Indexed Assets with that of the Underlying Index.
∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. There is no guarantee that the portfolio manager’s stock selection process will produce lower volatility than the broader markets in which the Fund invests. In addition, the Fund’s investment strategy to seek lower volatility may cause the Fund to underperform the broader markets in which the Fund invests during market rallies. Such under performance could be significant during sudden or significant market rallies.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Non-correlation risk. The return of the Fund’s assets managed pursuant to an indexing approach (Indexed Assets) may not match the return of the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index) for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing securities holdings to reflect changes in the Underlying Index. In addition, the performance of the Indexed Assets and the Underlying Index may vary due to asset valuation differences and differences between the Indexed Assets and the Underlying Index resulting from legal restrictions, costs or liquidity constraints.
∎	Sampling risk. The Fund’s use of a sampling methodology with respect to assets managed pursuant to an indexing approach (Indexed Assets) may result in the Indexed Assets including a smaller number of securities than are in the index the Fund seeks to track with respect to the Indexed Assets (Underlying Index), and in the Indexed Assets including securities that are not included in the Underlying Index. As a result, an adverse development to an issuer of securities included in the Indexed Assets could result in a greater decline in the Fund’s NAV than would be the case if all of the securities in the Underlying Index were included in the Indexed Assets. The Fund’s use of a sampling

8	Invesco U.S. Managed Volatility Fund

methodology may also include the risk that the Indexed Assets may not track the return of the Underlying Index as well as they would have if the Indexed Assets included all of the securities in the Underlying Index. To the extent the assets in the Indexed Assets are smaller, these risks will be greater.

∎	Short position risk. Because the Fund’s potential loss on a short position arises from increases in the value of the asset sold short, the Fund will incur a loss on a short position, which is theoretically unlimited, if the price of the asset sold short increases from the short sale price. The counterparty to a short position or other market factors may prevent the Fund from closing out a short position at a desirable time or price and may reduce or eliminate any gain or result in a loss. In a rising market, the Fund’s short positions will cause the Fund to underperform the overall market and its peers that do not engage in shorting. If the Fund holds both long and short positions, and both positions decline simultaneously, the short positions will not provide any buffer (hedge) from declines in value of the Fund’s long positions. Certain types of short positions involve leverage, which may exaggerate any losses, potentially more than the actual cost of the investment, and will increase the volatility of the Fund’s returns.
∎	Volatility risk. Although the Fund’s investment strategy seeks to not exceed a target volatility level (the threshold volatility level), certain of the Fund’s investments may appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.
∎	Volatility management risk. The Adviser’s strategy for managing portfolio volatility may not produce the desired result and there can be no guarantee that the Fund will stay below a target volatility level (the threshold volatility level). Additionally, maintenance of the threshold volatility level will not ensure that the Fund will deliver competitive returns. The use of derivatives in connection with the Fund’s managed volatility strategy may expose the Fund to losses (some of which may be sudden)

that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Fund’s volatility could limit the Fund’s gains in rising markets and may expose the Fund to costs to which it would otherwise not have been exposed. The Adviser uses a combination of proprietary and third-party systems and risk models to help it estimate the Fund’s expected volatility, which may perform differently than expected and may negatively affect performance and the ability of the Fund to maintain its volatility at or below its threshold volatility level.

About indexes used in this report

∎	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
∎	The Invesco US Large Cap Index is a broad-based benchmark measuring the aggregate performance of US large-cap equities.
∎	The Lipper S&P 500 Funds Index is an unmanaged index considered representative of S&P 500 funds tracked by Lipper.
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.
∎	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

9	Invesco U.S. Managed Volatility Fund

Schedule of Investments(a)

October 31, 2018

	Shares	Value
Common Stocks & Other Equity Interests–99.79%
Advertising–0.07%
Omnicom Group Inc.	59	$4,385

Aerospace & Defense–2.82%
Arconic Inc.	127	2,582
Boeing Co. (The)(b)	151	53,584
General Dynamics Corp.	79	13,634
Harris Corp.	31	4,610
L3 Technologies, Inc.(b)	21	3,979
Lockheed Martin Corp.	79	23,214
Northrop Grumman Corp.(b)	46	12,050
Raytheon Co.	76	13,303
Rockwell Collins, Inc.(b)	44	5,633
Textron Inc.	64	3,432
TransDigm Group, Inc.(b)	13	4,293
United Technologies Corp.	214	26,581
		166,895

Agricultural & Farm Machinery–0.20%
Deere & Co.	86	11,648

Agricultural Products–0.16%
Archer-Daniels-Midland Co.	146	6,899
Bunge Ltd.	38	2,348
		9,247

Air Freight & Logistics–0.69%
C.H. Robinson Worldwide, Inc.	36	3,205
Expeditors International of Washington, Inc.(b)	46	3,090
FedEx Corp.	65	14,322
United Parcel Service, Inc.–Class B	187	19,923
		40,540

Airlines–0.12%
American Airlines Group Inc.	30	1,052
Delta Air Lines, Inc.	45	2,463
Southwest Airlines Co.(b)	38	1,866
United Continental Holdings Inc.(b)	18	1,539
		6,920

Alternative Carriers–0.10%
CenturyLink Inc.(b)	287	5,924

Apparel Retail–0.54%
Gap, Inc. (The)	57	1,556
L Brands, Inc.	60	1,945
Ross Stores, Inc.	98	9,702
TJX Cos., Inc. (The)	168	18,460
		31,663

Apparel, Accessories & Luxury Goods–0.20%
Tapestry, Inc.	77	3,258
VF Corp.	106	8,785
		12,043

	Shares	Value
Application Software–1.56%
Adobe Inc.(b)	130	$31,949
Autodesk, Inc.(b)	58	7,496
Citrix Systems, Inc.(b)	36	3,689
Intuit Inc.	66	13,926
salesforce.com, inc.(b)	192	26,350
Splunk Inc.(b)	38	3,794
Workday, Inc.–Class A(b)	39	5,188
		92,392

Asset Management & Custody Banks–0.93%
Ameriprise Financial, Inc.	37	4,708
Bank of New York Mellon Corp. (The)	261	12,353
BlackRock, Inc.	41	16,868
Franklin Resources, Inc.(b)	78	2,379
Northern Trust Corp.(b)	58	5,456
State Street Corp.	105	7,219
T. Rowe Price Group Inc.	64	6,207
		55,190

Auto Parts & Equipment–0.04%
BorgWarner, Inc.(b)	55	2,168
Garrett Motion Inc. (Switzerland)(b)	20	303
		2,471

Automobile Manufacturers–0.60%
Ford Motor Co.(b)	1,046	9,989
General Motors Co.	378	13,831
Tesla, Inc.(b)	34	11,469
		35,289

Automotive Retail–0.26%
AutoZone, Inc	7	5,134
CarMax, Inc.(b)	47	3,192
O’Reilly Automotive, Inc.(b)	21	6,736
		15,062

Biotechnology–2.53%
AbbVie Inc.	405	31,529
Alexion Pharmaceuticals, Inc.	59	6,612
Amgen Inc.(b)	168	32,389
Biogen Inc.(b)	51	15,518
BioMarin Pharmaceutical Inc.(b)	47	4,332
Celgene Corp.(b)	187	13,389
Gilead Sciences, Inc.	344	23,454
Incyte Corp.(b)	57	3,695
Regeneron Pharmaceuticals, Inc.(b)	21	7,124
Vertex Pharmaceuticals Inc.(b)	68	11,523
		149,565

Brewers–0.06%
Molson Coors Brewing Co.–Class B	52	3,328

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Broadcasting–0.08%
CBS Corp.–Class B	87	$4,989

Building Products–0.15%
Johnson Controls International PLC	246	7,865
Resideo Technologies, Inc.(b)	33	691
		8,556

Cable & Satellite–1.21%
Charter Communications, Inc.–Class A(b)	45	14,417
Comcast Corp.–Class A	1,210	46,149
Liberty Broadband Corp.–Class C(b)	46	3,815
Liberty Media Corp-Liberty SiriusXM–Series C(b)	126	5,200
Sirius XM Holdings Inc.	353	2,125
		71,706

Casinos & Gaming–0.18%
Las Vegas Sands Corp.	95	4,848
MGM Resorts International(b)	127	3,388
Wynn Resorts Ltd.	25	2,515
		10,751

Commodity Chemicals–0.01%
Westlake Chemical Corp.(b)	10	713

Communications Equipment–1.21%
Arista Networks Inc.(b)	15	3,455
Cisco Systems, Inc.	1,221	55,861
Juniper Networks, Inc.	89	2,605
Motorola Solutions, Inc.	43	5,270
Palo Alto Networks, Inc.(b)	24	4,393
		71,584

Computer & Electronics Retail–0.08%
Best Buy Co., Inc.(b)	64	4,490

Construction Machinery & Heavy Trucks–0.51%
Caterpillar Inc.	158	19,169
Cummins Inc.	43	5,878
PACCAR Inc.(b)	92	5,263
		30,310

Construction Materials–0.11%
Martin Marietta Materials, Inc.	17	2,912
Vulcan Materials Co.	35	3,540
		6,452

Consumer Finance–0.84%
Ally Financial Inc.	110	2,795
American Express Co.	230	23,628
Capital One Financial Corp.	125	11,163
Discover Financial Services	90	6,270
Synchrony Financial	192	5,545
		49,401

Copper–0.08%
Freeport-McMoRan Inc.	387	4,509

	Shares	Value
Data Processing & Outsourced Services–3.66%
Alliance Data Systems Corp.	14	$2,887
Automatic Data Processing, Inc.	116	16,713
Fidelity National Information Services, Inc.	87	9,057
Fiserv, Inc.(b)	107	8,485
FleetCor Technologies Inc.(b)	23	4,601
Global Payments Inc.	40	4,569
Mastercard Inc.–Class A	273	53,964
Paychex, Inc.(b)	86	5,632
PayPal Holdings, Inc.	300	25,257
Square, Inc.–Class A(b)	81	5,949
Total System Services, Inc.	48	4,375
Visa Inc.–Class A	473	65,203
Western Union Co. (The)(b)	116	2,093
Worldpay, Inc.–Class A(b)	81	7,439
		216,224

Distillers & Vintners–0.21%
Brown-Forman Corp.–Class B(b)	77	3,568
Constellation Brands, Inc.–Class A	43	8,567
		12,135

Distributors–0.06%
Genuine Parts Co.	39	3,819

Diversified Banks–5.11%
Bank of America Corp.	2,626	72,215
Citigroup Inc.	664	43,465
JPMorgan Chase & Co.	881	96,047
U.S. Bancorp	432	22,581
Wells Fargo & Co.	1,272	67,708
		302,016

Diversified Chemicals–0.61%
DowDuPont Inc.	613	33,053
Eastman Chemical Co.	37	2,899
		35,952

Diversified Support Services–0.07%
Cintas Corp.(b)	23	4,183

Drug Retail–0.31%
Walgreens Boots Alliance, Inc.	226	18,028

Electric Utilities–1.88%
American Electric Power Co., Inc.	132	9,683
Avangrid, Inc.	15	705
Duke Energy Corp.	194	16,030
Edison International	87	6,037
Entergy Corp.	48	4,030
Eversource Energy	84	5,314
Exelon Corp.	258	11,303
FirstEnergy Corp.	132	4,921
NextEra Energy, Inc.	126	21,735
PG&E Corp.(b)	138	6,460
PPL Corp.	187	5,685

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Electric Utilities–(continued)
Southern Co. (The)(b)	272	$12,248
Xcel Energy, Inc.	136	6,665
		110,816

Electrical Components & Equipment–0.49%
AMETEK, Inc.(b)	61	4,092
Eaton Corp. PLC	115	8,242
Emerson Electric Co.	167	11,336
Rockwell Automation, Inc.(b)	32	5,271
		28,941

Electronic Components–0.24%
Amphenol Corp.–Class A	80	7,160
Corning Inc.	211	6,741
		13,901

Environmental & Facilities Services–0.28%
Republic Services, Inc.	86	6,251
Waste Management, Inc.	113	10,110
		16,361

Fertilizers & Agricultural Chemicals–0.05%
Mosaic Co. (The)	94	2,908

Financial Exchanges & Data–0.81%
CME Group Inc.–Class A	91	16,675
Intercontinental Exchange, Inc.	150	11,556
Moody’s Corp.(b)	51	7,420
S&P Global Inc.	67	12,215
		47,866

Food Distributors–0.17%
Sysco Corp.	139	9,915

Food Retail–0.10%
Kroger Co. (The)	207	6,160

Footwear–0.43%
NIKE, Inc.–Class B	335	25,138

General Merchandise Stores–0.42%
Dollar General Corp.	71	7,908
Dollar Tree, Inc.(b)	62	5,226
Target Corp.	141	11,792
		24,926

Gold–0.07%
Newmont Mining Corp.	142	4,391

Health Care Distributors–0.30%
AmerisourceBergen Corp.	42	3,696
Cardinal Health, Inc.	82	4,149
Henry Schein, Inc.(b)	40	3,320
McKesson Corp.	53	6,612
		17,777

	Shares	Value
Health Care Equipment–2.92%
Abbott Laboratories(b)	466	$32,126
ABIOMED, Inc.(b)	11	3,753
Baxter International Inc.	142	8,876
Becton, Dickinson and Co.(b)	71	16,366
Boston Scientific Corp.(b)	370	13,372
Danaher Corp.	166	16,500
Edwards Lifesciences Corp.(b)	55	8,118
IDEXX Laboratories, Inc.(b)	23	4,879
Intuitive Surgical, Inc.(b)	30	15,635
Medtronic PLC	360	32,335
Stryker Corp.	89	14,438
Zimmer Biomet Holdings, Inc.	54	6,134
		172,532

Health Care Facilities–0.16%
HCA Healthcare, Inc.	72	9,614

Health Care REITs–0.26%
HCP, Inc.	126	3,471
Ventas, Inc.	95	5,514
Welltower Inc.	99	6,541
		15,526

Health Care Services–0.76%
CVS Health Corp.	272	19,690
DaVita Inc.(b)	42	2,828
Express Scripts Holding Co.(b)	150	14,546
Laboratory Corp. of America Holdings(b)	27	4,335
Quest Diagnostics Inc.	37	3,482
		44,881

Health Care Supplies–0.11%
Align Technology, Inc.(b)	20	4,424
DENTSPLY SIRONA Inc.	58	2,009
		6,433

Health Care Technology–0.08%
Cerner Corp.(b)	83	4,754

Home Furnishings–0.04%
Mohawk Industries, Inc.(b)	17	2,120

Home Improvement Retail–1.25%
Home Depot, Inc. (The)	303	53,292
Lowe’s Cos., Inc.	214	20,377
		73,669

Homebuilding–0.11%
D.R. Horton, Inc.	92	3,308
Lennar Corp.–Class A(b)	80	3,439
		6,747

Hotel & Resort REITs–0.06%
Host Hotels & Resorts Inc.	196	3,746

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Hotels, Resorts & Cruise Lines–0.43%
Carnival Corp.	118	$6,613
Hilton Worldwide Holdings Inc.	78	5,551
Marriott International Inc.–Class A	76	8,884
Royal Caribbean Cruises Ltd.	44	4,608
		25,656

Household Appliances–0.03%
Whirlpool Corp.	17	1,866

Household Products–1.53%
Church & Dwight Co., Inc.	66	3,918
Clorox Co. (The)(b)	34	5,047
Colgate-Palmolive Co.	230	13,697
Kimberly-Clark Corp.	92	9,596
Procter & Gamble Co. (The)	658	58,351
		90,609

Housewares & Specialties–0.03%
Newell Brands, Inc.	122	1,937

Hypermarkets & Super Centers–1.07%
Costco Wholesale Corp.	117	26,750
Walmart Inc.(b)	366	36,702
		63,452

Industrial Conglomerates–1.51%
3M Co.	155	29,490
General Electric Co.	2,313	23,361
Honeywell International Inc.	197	28,530
Roper Technologies, Inc.	27	7,638
		89,019

Industrial Gases–0.56%
Air Products and Chemicals, Inc.(b)	58	8,952
Linde PLC (United Kingdom)	147	24,324
		33,276

Industrial Machinery–0.62%
Dover Corp.(b)	37	3,065
Fortive Corp.	83	6,163
Illinois Tool Works Inc.(b)	89	11,354
Ingersoll-Rand PLC	65	6,236
Parker-Hannifin Corp.	35	5,307
Stanley Black & Decker Inc.	40	4,661
		36,786

Industrial REITs–0.18%
Prologis, Inc.	167	10,766

Insurance Brokers–0.19%
Marsh & McLennan Cos., Inc.	134	11,357

Integrated Oil & Gas–2.73%
Chevron Corp.	514	57,388
Exxon Mobil Corp.	1,131	90,118
Occidental Petroleum Corp.	204	13,682
		161,188

	Shares	Value
Integrated Telecommunication Services–2.08%
AT&T Inc.	1,943	$59,611
Verizon Communications Inc.	1,106	63,142
		122,753

Interactive Home Entertainment–0.36%
Activision Blizzard, Inc.	202	13,948
Electronic Arts Inc.(b)	80	7,279
		21,227

Interactive Media & Services–4.74%
Alphabet Inc.–Class A(b)	161	175,583
Facebook, Inc.–Class A(b)	638	96,842
Snap Inc.–Class A(b)	136	899
Twitter, Inc.(b)	202	7,020
		280,344

Internet & Direct Marketing Retail–3.59%
Amazon.com, Inc.	110	175,781
Booking Holdings Inc.(b)	12	22,495
eBay Inc.(b)	247	7,170
Expedia Group, Inc.	32	4,014
Qurate Retail, Inc.–Class A(b)	114	2,501
		211,961

Internet Services & Infrastructure–0.13%
Akamai Technologies, Inc.(b)	44	3,179
VeriSign, Inc.(b)	32	4,561
		7,740

Investment Banking & Brokerage–1.05%
Charles Schwab Corp. (The)(b)	312	14,427
E*TRADE Financial Corp.	68	3,361
Goldman Sachs Group, Inc. (The)	95	21,410
Morgan Stanley	347	15,844
TD Ameritrade Holding Corp.	138	7,137
		62,179

IT Consulting & Other Services–1.20%
Accenture PLC–Class A	171	26,953
Cognizant Technology Solutions Corp.–Class A	153	10,562
DXC Technology Co.	74	5,389
International Business Machines Corp.	243	28,050
		70,954

Life & Health Insurance–0.62%
Aflac, Inc.	201	8,657
Lincoln National Corp.(b)	57	3,431
MetLife, Inc.	260	10,709
Principal Financial Group, Inc.	75	3,530
Prudential Financial, Inc.(b)	111	10,410
		36,737

Life Sciences Tools & Services–0.95%
Agilent Technologies, Inc.	85	5,507
Illumina, Inc.(b)	39	12,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Life Sciences Tools & Services–(continued)
IQVIA Holdings Inc.(b)	45	$5,532
Mettler-Toledo International Inc.(b)	7	3,828
Thermo Fisher Scientific, Inc.	108	25,234
Waters Corp.(b)	19	3,604
		55,840

Managed Health Care–2.31%
Aetna Inc.	87	17,261
Anthem, Inc.	71	19,565
Centene Corp.(b)	53	6,907
Cigna Corp.	65	13,898
Humana Inc.	37	11,855
UnitedHealth Group Inc.	256	66,906
		136,392

Metal & Glass Containers–0.07%
Ball Corp.	90	4,032

Mortgage REITs–0.06%
Annaly Capital Management, Inc.	347	3,425

Movies & Entertainment–1.79%
Netflix, Inc.(b)	114	34,403
Twenty-First Century Fox, Inc.–Class A	493	22,442
Viacom Inc.–Class B	98	3,134
Walt Disney Co. (The)	398	45,702
		105,681

Multi-Line Insurance–0.30%
American International Group, Inc.	235	9,703
Hartford Financial Services Group, Inc. (The)	96	4,360
Loews Corp.(b)	73	3,399
		17,462

Multi-Sector Holdings–1.27%
Berkshire Hathaway Inc.–Class B(b)	365	74,927

Multi-Utilities–0.88%
Ameren Corp.(b)	65	4,198
Consolidated Edison, Inc.	83	6,308
Dominion Energy, Inc.	175	12,498
DTE Energy Co.(b)	48	5,395
NiSource Inc.	97	2,460
Public Service Enterprise Group Inc.	135	7,213
Sempra Energy	76	8,369
WEC Energy Group, Inc.	84	5,746
		52,187

Office REITs–0.13%
Boston Properties, Inc.(b)	41	4,951
Vornado Realty Trust(b)	44	2,996
		7,947

Oil & Gas Equipment & Services–0.57%
Baker Hughes, a GE Co.	111	2,963
Halliburton Co.	236	8,184

	Shares	Value
Oil & Gas Equipment & Services–(continued)
National Oilwell Varco Inc.	102	$3,754
Schlumberger Ltd.	369	18,933
		33,834

Oil & Gas Exploration & Production–1.44%
Anadarko Petroleum Corp.	136	7,235
Apache Corp.	102	3,859
Cabot Oil & Gas Corp.	113	2,738
Concho Resources Inc.(b)	53	7,372
ConocoPhillips	309	21,599
Continental Resources, Inc.(b)	23	1,212
Devon Energy Corp.	129	4,179
EOG Resources, Inc.	154	16,222
EQT Corp.	70	2,378
Hess Corp.	69	3,961
Marathon Oil Corp.	228	4,330
Noble Energy, Inc.	127	3,156
Pioneer Natural Resources Co.	45	6,627
		84,868

Oil & Gas Refining & Marketing–0.61%
Marathon Petroleum Corp.	185	13,033
Phillips 66	124	12,750
Valero Energy Corp.	113	10,293
		36,076

Oil & Gas Storage & Transportation–0.47%
Cheniere Energy, Inc.(b)	70	4,229
Kinder Morgan, Inc.	506	8,612
ONEOK, Inc.	109	7,150
Williams Cos., Inc. (The)	330	8,029
		28,020

Packaged Foods & Meats–1.14%
Campbell Soup Co.	53	1,983
Conagra Brands, Inc.	103	3,667
General Mills, Inc.	160	7,008
Hershey Co. (The)	40	4,286
Hormel Foods Corp.(b)	142	6,197
JM Smucker Co. (The)(b)	30	3,250
Kellogg Co.	92	6,024
Kraft Heinz Co. (The)	248	13,632
Mondelez International, Inc.–Class A	389	16,330
Tyson Foods, Inc.–Class A(b)	78	4,674
		67,051

Paper Packaging–0.13%
International Paper Co.	108	4,899
WestRock Co.	67	2,879
		7,778

Personal Products–0.16%
Coty Inc.–Class A(b)	121	1,277
Estee Lauder Cos. Inc. (The)–Class A(b)	59	8,109
		9,386

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Pharmaceuticals–5.10%
Allergan PLC	91	$14,379
Bristol-Myers Squibb Co.	435	21,985
Eli Lilly and Co.	284	30,797
Johnson & Johnson	718	100,513
Merck & Co., Inc.	703	51,748
Perrigo Co. PLC	36	2,531
Pfizer Inc.	1,572	67,690
Zoetis Inc.	128	11,539
		301,182

Property & Casualty Insurance–0.55%
Allstate Corp. (The)	91	8,711
Markel Corp.(b)	4	4,373
Progressive Corp. (The)	155	10,803
Travelers Cos., Inc. (The)	71	8,884
		32,771

Railroads–0.98%
CSX Corp.	225	15,494
Kansas City Southern	27	2,753
Norfolk Southern Corp.	74	12,419
Union Pacific Corp.	188	27,489
		58,155

Real Estate Services–0.06%
CBRE Group, Inc.–Class A(b)	90	3,626

Regional Banks–1.25%
BB&T Corp.(b)	205	10,078
Citizens Financial Group, Inc.	125	4,669
Comerica Inc.	45	3,670
Fifth Third Bancorp	173	4,669
First Republic Bank	43	3,913
Huntington Bancshares Inc.(b)	292	4,184
KeyCorp	278	5,049
M&T Bank Corp.	37	6,120
PNC Financial Services Group, Inc. (The)	123	15,804
Regions Financial Corp.	289	4,904
SunTrust Banks, Inc.	122	7,645
SVB Financial Group(b)	14	3,321
		74,026

Research & Consulting Services–0.18%
Equifax Inc.	32	3,246
Nielsen Holdings PLC	95	2,468
Verisk Analytics, Inc.–Class A(b)	43	5,153
		10,867

Residential REITs–0.29%
AvalonBay Communities, Inc.(b)	37	6,489
Equity Residential	97	6,301
Essex Property Trust, Inc.(b)	18	4,514
		17,304

	Shares	Value
Restaurants–1.19%
Chipotle Mexican Grill, Inc.(b)	7	$3,222
McDonald’s Corp.	205	36,265
Starbucks Corp.	343	19,987
Yum China Holdings, Inc. (China)	93	3,355
Yum! Brands, Inc.	83	7,504
		70,333

Retail REITs–0.34%
Realty Income Corp.(b)	79	4,761
Simon Property Group, Inc.	82	15,049
		19,810

Semiconductor Equipment–0.30%
Applied Materials, Inc.	256	8,417
KLA-Tencor Corp.	42	3,845
Lam Research Corp.(b)	40	5,669
		17,931

Semiconductors–3.35%
Analog Devices, Inc.	99	8,287
Broadcom Inc.	112	25,031
Intel Corp.	1,221	57,241
Maxim Integrated Products, Inc.	73	3,651
Microchip Technology Inc.	62	4,078
Micron Technology, Inc.(b)	297	11,203
NVIDIA Corp.	148	31,203
QUALCOMM Inc.	372	23,395
Skyworks Solutions, Inc.	47	4,078
Texas Instruments Inc.(b)	258	23,950
Xilinx, Inc.(b)	67	5,720
		197,837

Soft Drinks–1.75%
Coca-Cola Co. (The)	1,129	54,056
Keurig Dr Pepper Inc.	49	1,274
Monster Beverage Corp.(b)	106	5,602
PepsiCo, Inc.	376	42,255
		103,187

Specialized REITs–1.06%
American Tower Corp.–Class A	118	18,386
Crown Castle International Corp.	111	12,070
Digital Realty Trust, Inc.(b)	55	5,679
Equinix, Inc.	21	7,954
Public Storage	40	8,219
SBA Communications Corp.–Class A(b)	30	4,865
Weyerhaeuser Co.	202	5,379
		62,552

Specialty Chemicals–0.54%
Celanese Corp.–Series A	36	3,490
Ecolab Inc.	77	11,792
PPG Industries, Inc.(b)	63	6,621
Sherwin-Williams Co. (The)	25	9,837
		31,740

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco U.S. Managed Volatility Fund

	Shares	Value
Specialty Stores–0.07%
Ulta Beauty, Inc.(b)	15	$4,118

Steel–0.08%
Nucor Corp.	84	4,966

Systems Software–4.78%
CA, Inc.	84	3,726
Dell Technologies Inc.–Class V(b)	53	4,791
Microsoft Corp.	2,018	215,542
Oracle Corp.	743	36,288
Red Hat, Inc.(b)	47	8,067
ServiceNow, Inc.(b)	47	8,509
Symantec Corp.(b)	165	2,995
VMware, Inc.–Class A(b)	20	2,828
		282,746

Technology Hardware, Storage & Peripherals–5.17%
Apple Inc.(c)	1,269	277,733
Hewlett Packard Enterprise Co.	390	5,948
HP Inc.	415	10,018
NetApp, Inc.	68	5,337
Seagate Technology PLC	76	3,058
Western Digital Corp.	76	3,273
		305,367

Tobacco–1.17%
Altria Group, Inc.	502	32,650
Philip Morris International Inc.	415	36,549
		69,199

	Shares	Value
Trading Companies & Distributors–0.12%
Fastenal Co.(b)	76	$3,907
W.W. Grainger, Inc.	12	3,408
		7,315

Water Utilities–0.07%
American Water Works Co., Inc.	49	4,338

Wireless Telecommunication Services–0.10%
T-Mobile US, Inc.(b)	82	5,621
Total Common Stocks & Other Equity Interests (Cost $5,856,529)		5,897,206

Money Market Funds–0.46%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(d)	9,517	9,517
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(d)	6,793	6,795
Invesco Treasury Portfolio–Institutional Class, 2.09%(d)	10,877	10,877
Total Money Market Funds (Cost $27,189)		27,189
TOTAL INVESTMENTS IN SECURITIES–100.25% (Cost $5,883,718)		5,924,395
OTHER ASSETS LESS LIABILITIES–(0.25)%		(14,687)
NET ASSETS–100.00%		$5,909,708

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1H.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

Open Futures Contracts — Equity Risk
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
E-Mini S&P 500 Index	15	December-2018	$(2,033,325)	$(30,465)	$(30,465)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco U.S. Managed Volatility Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $5,856,529)	$5,897,206
Investments in affiliated money market funds, at value and cost	27,189
Receivable for:
Dividends	5,375
Fund shares sold	12,949
Fund expenses absorbed	22,048
Other assets	16,744
Total assets	5,981,511

Liabilities:
Other investments:
Variation margin payable — futures contracts	21,748
Payable for:
Investments purchased	11,515
Accrued trustees’ and officers’ fees and benefits	1,631
Accrued other operating expenses	36,909
Total liabilities	71,803
Net assets applicable to shares outstanding	$5,909,708

Net assets consist of:
Shares of beneficial interest	$5,836,974
Distributable earnings	72,734
$5,909,708

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class R6	582,556
Class R6:
Net asset value and offering price per share	$10.14

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco U.S. Managed Volatility Fund

Statement of Operations

For the period December 18, 2017 (commencement date) through October 31, 2018

Investment income:
Dividends (net of foreign withholding taxes of $8)	$95,723
Dividends from affiliated money market funds	888
Total investment income	96,611

Expenses:
Advisory fees	5,099
Administrative services fees	43,562
Custodian fees	10,165
Trustees’ and officers’ fees and benefits	17,004
Registration and filing fees	28,274
Reports to shareholders	17,894
Professional services fees	39,600
Other	11,892
Total expenses	173,490
Less: Fees waived and expenses reimbursed	(165,912)
Net expenses	7,578
Net investment income	89,033

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,548)
Futures contracts	(17,963)
(26,511)
Change in net unrealized appreciation (depreciation) of:
Investment securities	40,677
Futures contracts	(30,465)
10,212
Net realized and unrealized gain (loss)	(16,299)
Net increase in net assets resulting from operations	$72,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco U.S. Managed Volatility Fund

Statement of Changes in Net Assets

For the period December 18, 2017 (commencement date) through October 31, 2018

December 18, 2017 (commencement date) through October 31, 2018
Operations:
Net investment income	$89,033
Net realized gain (loss)	(26,511)
Change in net unrealized appreciation	10,212
Net increase in net assets resulting from operations	72,734
Share transactions–net	5,836,974
Net increase in net assets	5,909,708

Net assets:
Beginning of period	—
End of period	$5,909,708

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco U.S. Managed Volatility Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Fund”). The Fund is organized as a Delaware statutory Fund and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide capital appreciation while managing portfolio volatility.

The Fund currently consists of one class of shares, Class R6. Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing

19                         Invesco U.S. Managed Volatility Fund

service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Fund’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications — Under the Fund’s organizational documents, each Trustee, officer, employee or other agent of the Fund is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the

20                         Invesco U.S. Managed Volatility Fund

Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser at the annual rate of 0.10% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC (formerly PowerShares Capital Management LLC) and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or reimbursement (excluding certain items discussed below) of Class R6 shares to 0.15% of the Fund’s average daily net assets (the “expense limit”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the period December 18, 2017 (commencement date) through October 31, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $165,912.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the period December 18, 2017 (commencement date) through October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Fund has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Fund’s Board of Trustees. For the period December 18, 2017 (commencement date) through October 31, 2018, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Fund has entered into a master distribution agreement with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Fund’s shares. The Fund does not pay a distribution fee to IDI under the agreement.

Certain officers and trustees of the Fund are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

21                         Invesco U.S. Managed Volatility Fund

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks & Other Equity Interests	$5,897,206	$—	$—	$5,897,206
Money Market Funds	27,189	—	—	27,189
Total Investments in Securities	5,924,395	—	—	5,924,395
Other Investments — Liabilities*
Futures Contracts	(30,465)	—	—	(30,465)
Total Investments	$5,893,930	$—	$—	$5,893,930

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

Value
Derivative Liabilities	Equity Risk
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$(30,465)
Derivatives not subject to master netting agreements	30,465
Total Derivative Liabilities subject to master netting agreements	$—

(a)	The daily variation margin receivable (payable) at period-end is recorded on the Statement of Assets and Liabilities.

Effect of Derivative Investments for the period December 18, 2017 (commencement date) through October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Equity Risk
Realized Gain (Loss):
Futures contracts	$(17,963)
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(30,465)
Total	$(48,428)

The table below summarizes the three month average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,031,697

22                         Invesco U.S. Managed Volatility Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Components of Net Assets at Period-End:

2018
Undistributed ordinary income	$98,759
Undistributed long-term gain	15,024
Net unrealized appreciation (depreciation) — investments	(41,049)
Shares of beneficial interest	5,836,974
Total net assets	$5,909,708

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to straddle losses deferred.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of October 31, 2018.

NOTE 8—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the period December 18, 2017 (commencement date) through October 31, 2018 was $6,420,335 and $545,397, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$371,266
Aggregate unrealized (depreciation) of investments	(412,315)
Net unrealized appreciation (depreciation) of investments	$(41,049)

Cost of investments for tax purposes is $5,934,979.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of litigation settlements, on October 31, 2018, undistributed net investment income was increased by $504 and undistributed net realized loss was decreased by $504. This reclassification had no effect on the net assets or the distributable earnings of the Fund.

23                         Invesco U.S. Managed Volatility Fund

NOTE 10—Share Information

	Summary of Share Activity
	December 18, 2017 (commencement date) through October 31, 2018(a)
	Shares	Amount
Sold	594,574	$5,962,973
Reacquired	(12,018)	(125,999)
Net increase in share activity	582,556	$5,836,974

(a)	86% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Period ended 10/31/18(d)	$10.00	$0.16	$(0.02)	$0.14	$10.14	1.40%	$5,910	0.15	%(e)	3.40	%(e)	1.74	%(e)	9%

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 18, 2017.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,853 for Class R6 shares.

24                         Invesco U.S. Managed Volatility Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco U.S. Managed Volatility Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco U.S. Managed Volatility Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations and changes in net assets for the period from December 18, 2017 (commencement of operations) to October 31, 2018, including the related notes, and the financial highlights for the period December 18, 2017 (commencement of operations) to October 31, 2018 (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for the period December 18, 2017 (commencement of operations) to October 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

25                         Invesco U.S. Managed Volatility Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
R6	$1,000.00	$1,031.50	$0.77	$1,024.45	$0.77	0.15%

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

26                         Invesco U.S. Managed Volatility Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Managed Volatility Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and separate Sub-Advisory Contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board did not consider historical performance information for the Fund because the Fund is new and has no performance history. The Board did review performance expectations for the Fund and for the types of instruments purchased for its portfolio. The Board noted that Invesco Capital Management LLC currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the median contractual management fee rate of the Fund’s Broadridge expense group, as provided by management. The Board noted that the contractual management fee rate for shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

27                         Invesco U.S. Managed Volatility Fund

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Funds may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades are executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

28                         Invesco U.S. Managed Volatility Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                         Invesco U.S. Managed Volatility Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco U.S. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco U.S. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco U.S. Managed Volatility Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco U.S. Managed Volatility Fund

Explore High-Conviction Investing with Invesco

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-06463 and 033-44611	Invesco Distributors, Inc.	USMGV-AR-1	12262018	0901

Annual Report to Shareholders	October 31, 2018

Invesco World Bond Fund
Nasdaq:
A: AUBAX ∎ C: AUBCX ∎ Y: AUBYX ∎ R5: AUBIX ∎ R6: AUBFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period.

    Throughout the reporting period, US economic data remained positive. Robust corporate profits, strong retail sales and unemployment rates near generational lows helped drive US markets to new all-time records multiple times during the reporting period. Against this backdrop, the US Federal Reserve raised the federal funds rate four times during the reporting period. Market volatility, largely non-existent in 2017, returned in 2018. Markets sold off first in February and again sharply in October, amid rising interest rates, concerns about potential trade wars and heightened geopolitical tensions. Despite the volatility, US equity markets were largely positive for the reporting period and fared better than international markets. Emerging markets were particularly hard hit due to a strong US dollar. During the October sell-off, investors retreated to more defensive areas of the market and to US Treasuries. The broader bond market declined during the reporting period due to the increase in US Treasury yields and widening credit spreads. As the year progresses, we’ll see how the interplay of economic data, interest rates, geopolitics and a host of other factors affect US and overseas equity and fixed income markets.

Short-term market volatility can prompt some investors to abandon their investment plans – and can cause others to settle for whatever returns the market has to offer. The investment professionals at Invesco, in contrast, invest with high conviction. This means that, no matter the asset class or the strategy, each investment team has a passion to exceed. We want to help investors achieve better outcomes, such as seeking higher returns, helping mitigate risk and generating income. Of course, investing with high conviction can’t guarantee a profit or ensure success; no investment strategy can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

You, too, can invest with high conviction by maintaining a long-term investment perspective and by working with your financial adviser on a regular basis. During periods of short-term market volatility or uncertainty, your financial adviser can keep you focused on your long-term investment goals – a new home, a child’s college education or a secure retirement. He or she also can share research about the economy, the markets and individual investment options.

Visit our website for more information on your investments

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. To do so, select “Log In” on the right side of the homepage, and then select “Register for Individual Account Access.”

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets and the economy by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Finally, I’m pleased to share with you Invesco’s commitment to both the Principles for Responsible Investment and to considering environmental, social and governance issues in our robust investment process. I invite you to learn more at invesco.com/esg.

Have questions?

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2	Invesco World Bond Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	∎	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	∎	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
∎	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
∎	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

 We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper, Inc. (a subsidiary of Broadridge Financial Solutions, Inc.), an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

 I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

 As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3	Invesco World Bond Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended October 31, 2018, Class A shares of Invesco World Bond Fund (the Fund), at net asset value (NAV), underperformed the Fund’s broad market/style-specific index, the Bloomberg Barclays Global Aggregate Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 10/31/17 to 10/31/18, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.89%
Class C Shares	-5.62
Class Y Shares	-4.66
Class R5 Shares	-4.75
Class R6 Shares	-4.65
Bloomberg Barclays Global Aggregate Index▼ (Broad Market/Style-Specific Index)	-2.05
Lipper Global Income Funds Index⬛ (Peer Group Index)	-1.35

Source(s): ▼FactSet Research Systems Inc.; ⬛Lipper Inc.

Market conditions and your Fund

The fiscal year was plagued by periods of elevated volatility in global government and corporate bond markets due to central bank policy announcements, ongoing trade tensions and increasing interest rates. In the US, economic data remained positive. In the second quarter of 2018, economic growth was particularly strong. The US economy continued to add jobs, pushing the unemployment rate down to 3.7% at the end of the third quarter of 2018.1 Inflation increased in the second quarter but began to soften into the close of the fiscal year and remained within the US Federal Reserve’s (the Fed) targeted range. Against this backdrop, the Fed raised the federal funds target rate from a range of 1.00% to 1.25% at the start of the fiscal year to a range of 2.00% to 2.25% at the close of the fiscal year. This was accomplished with four 0.25% rate hikes in December 2017, March 2018, June 2018 and September 2018.2 Working against these positive developments, however, were global macroeconomic headwinds in the form of geopolitical trade tension, benign global inflation and the increasingly strong US dollar, which could pose a challenge to emerging market countries’ ability to refinance their outstanding debt. The Bank of Japan and the European Central Bank maintained their negative interest rates in a continued attempt to stimulate growth and inflation by encouraging investors to spend rather than save. These actions continued to drive overseas investments into higher yielding segments of the fixed income markets.

    The US 10-year Treasury yield continued to move upward at the start of the fiscal year and spiked in early 2018 due to the continued strength in the global economy, the rising risks of inflation and the high probability of additional Fed rate hikes throughout the year. Due to these factors, the US 10-year Treasury note steadily increased throughout the fiscal year, resulting in higher government yields. The 10-year US Treasury yield ended the fiscal year at 3.15%, 77 basis points higher than at the beginning of the fiscal year.3 (A basis point is one one-hundredth of a percentage point.) In addition to US yields, 10-year yields were higher across all major developed markets with the Japanese 10-year yield up six basis points to 0.13%, UK gilts 10-year yield up 11 basis points to 1.44% and German bunds 10-year yield up two basis points ending the fiscal year at 0.39%.4

    The broader bond market, as represented by the Bloomberg Barclays Global Aggregate Index, fell 2.05% for the fiscal year. Poor performance was largely attributable to the broad increase in US Treasury yields and widening of credit spreads during the fiscal year. All four primary sectors of the Bloomberg Barclays Global Aggregate Index – government-related, corporate, securitized and treasury – posted negative returns for the fiscal year. Global high yield and US dollar-denominated emerging market (EM) corporate debt, also experienced negative returns as concerns over higher interest rates, trade tensions and the strengthening dollar weighed on the sectors. The US dollar, as represented by the Trade-Weighted Dollar Index (DXY), rose 2.59% throughout the fiscal year, indicating increased strength relative to other developed market currencies.4

    The Fund generated negative returns for the fiscal year and, at NAV, underperformed its broad market/style-specific benchmark, the Bloomberg Barclays Global Aggregate Index. The Fund’s overweight exposure to emerging market debt denominated in local currencies was the most notable detractor from the Fund’s relative performance throughout the fiscal year. Underperformance in emerging markets was driven by the appreciating US dollar and rising US interest rates that pressured countries needing to refinance outstanding debt.

    The Fund’s underweight allocation to government-related debt, specifically in Spain and Italy, was the largest contributor to the Fund’s performance relative to its broad market/style-specific

Portfolio Composition
By sector	% of total net assets

Sovereign Debt	30.8%
Financials	21.1
U.S. Treasury Securities	18.0
Energy	6.9
Communication Services	4.5
Materials	3.2
Utilities	2.5
Industrials	2.4
Other Sectors, Each less than 2%	3.6
Money Market Funds Plus Other Assets Less Liabilities	7.0

Top Five Debt Issuers*
	% of total net assets

1.	U.S. Treasury Securities	18.0%
2.	Republic of South Africa Government Bond	4.8
3.	Japan Government Forty Year Bond	3.3
4.	Italy Buoni Poliennali del Tesoro	3.1
5.	Indonesia Treasury Bond	3.1

Total Net Assets	$24.9 million

Total Number of Holdings*	74

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

Data presented here are as of October 31, 2018.

4	Invesco World Bond Fund

benchmark for the fiscal year. Security selection in investment grade corporate bonds also aided the Fund’s relative performance. This was driven by European financial institutions.

With respect to foreign currencies, the Fund’s exposure to the Indian rupee, South African rand and the Indonesian rupiah detracted from its performance relative to its broad market/style-specific benchmark for the fiscal year, while exposure to the British pound contributed to the Fund’s relative performance.

During the fiscal year, the Fund’s active duration and yield curve positioning contributed positive returns versus its broad market/ style-specific benchmark. Duration measures a portfolio’s price sensitivity to interest rate changes. Yield curve positioning refers to actively emphasizing points (maturities) along the yield curve with favorable risk-return expectations. Duration was managed with cash bonds and futures positions. Buying and selling interest rate futures contracts across multiple global yield curves was an important tool we used to manage interest rate risk and maintain our targeted portfolio duration. European and Japanese interest rate positioning was the largest contributor to the Fund’s duration and yield curve returns, while exposure to Indian and South African interest rates was the largest detractor from the Fund’s relative performance.

Please note that we implemented our strategy using derivative instruments, including futures, forwards, swaps and options. Therefore, a portion of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a cost-effective way to gain or hedge exposure to certain risks. However, derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities.

Part of the Fund’s strategy to manage credit and currency risk in the portfolio during the fiscal year entailed purchasing and selling credit and currency derivatives. We sought to manage credit market risk by purchasing and selling protection through credit default swaps at various points throughout the fiscal year. The currency management was carried out via currency forwards and options on an as-needed basis and we believe this strategy was effective in managing the currency positioning within the Fund.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The risk may be greater in the current market environment because interest rates are near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco World Bond Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Labor Statistics

2 Source: US Federal Reserve

3 Source: US Treasury Department

4 Source: Bloomberg

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Gareth Isaac Chartered Financial Analyst, Portfolio Manager, is lead manager of Invesco World Bond Fund. He joined Invesco in 2017. Mr. Isaac earned a BSc degree from the University of Glamorgan in Wales.

Tom Sartain

Portfolio Manager, is lead manager of Invesco World Bond Fund. He joined Invesco in 2018. Mr. Sartain earned a BA degree in management and business administration from the University of Reading in the United Kingdom.

Raymund Uy Chartered Financial Analyst, Portfolio Manager and Head of Currencies for Invesco Fixed Income,
is manager of Invesco World Bond Fund. He joined Invesco in 2012. Mr. Uy earned a BBA from Hofstra University.

Robert Waldner Chartered Financial Analyst, Portfolio Manager, is manager of Invesco World Bond Fund. He joined Invesco in 2013. Mr. Waldner earned a BSE degree in civil engineering from Princeton University.

5                          Invesco World Bond Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 10/31/08

1 Source: Lipper Inc.

2 Source: FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6	Invesco World Bond Fund

Average Annual Total Returns
As of 10/31/18, including maximum applicable sales charges
Class A Shares
Inception (3/31/06)	2.50%
10 Years	2.30
5 Years	-1.10
1 Year	-8.91

Class C Shares
Inception (3/31/06)	2.07%
10 Years	1.97
5 Years	-0.99
1 Year	-6.55

Class Y Shares
Inception (10/3/08)	2.39%
10 Years	2.99
5 Years	0.01
1 Year	-4.66

Class R5 Shares
Inception (3/31/06)	3.09%
10 Years	2.98
5 Years	-0.03
1 Year	-4.75

Class R6 Shares
10 Years	2.90%
5 Years	0.01
1 Year	-4.65

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 0.94%, 1.69%, 0.69%, 0.69% and

Average Annual Total Returns
As of 9/30/18, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	2.64%
10 Years	1.88
5 Years	-0.47
1 Year	-7.57

Class C Shares
Inception (3/31/06)	2.21%
10 Years	1.55
5 Years	-0.36
1 Year	-5.19

Class Y Shares
10 Years	2.57%
5 Years	0.64
1 Year	-3.27

Class R5 Shares
Inception (3/31/06)	3.23%
10 Years	2.56
5 Years	0.60
1 Year	-3.37

Class R6 Shares
10 Years	2.48%
5 Years	0.64
1 Year	-3.27

0.69%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class Y, Class R5 and Class R6 shares was 2.22%, 2.97%, 1.97%, 1.78% and 1.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 29, 2020. See current prospectus for more information.

2

Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2020. See current prospectus for more information.

7                          Invesco World Bond Fund

Invesco World Bond Fund’s investment objective is total return, comprised of current income and capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of October 31, 2018, and is based on total net assets.
∎	Unless otherwise noted, all data provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

∎	Class Y shares are available to only certain investors. Please see the prospectus for more information.
∎	Class R5 shares and Class R6 shares are available for use by retirement plans that meet certain standards and for institutional investors. Class R6 shares are also available through intermediaries that have established an agreement with Invesco Distributors, Inc. to make such shares available for use in retail omnibus accounts. Please see the prospectus for more information.

Principal risks of investing

in the Fund

∎	Active trading risk. Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.
∎	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates near, at or below zero. Increases in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
∎	Debt securities risk. The prices of debt securities held by the Fund will be affected by changes in interest rates, the creditworthiness of the issuer and other factors. An increase in prevailing interest rates typically causes the value of existing debt securities to fall and often has a greater impact on longer-duration debt securities and higher quality debt securities. Falling interest rates will cause the Fund to reinvest the proceeds of debt securities that have been repaid by the issuer at lower interest rates. Falling interest rates may also reduce the Fund’s distributable income because interest payments on floating rate debt instruments held by the Fund will decline. The Fund could lose money on investments in debt securities if the issuer or borrower fails to meet its obligations to make interest payments and/or to repay principal in a timely manner. Changes in an issuer’s financial strength, the market’s perception of such strength or in the credit rating of the issuer or the security may affect the value of debt securities. The Adviser’s credit analysis may fail to anticipate such changes, which could result in buying a debt security at an inopportune time or failing to sell a debt security in advance of a price decline or other credit event.

∎	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
∎	Emerging markets securities risk. Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably. In addition, investments in emerging markets securities may also be subject to additional transaction costs, delays in settlement procedures, and lack of timely information.
∎	Foreign currency tax risk. If the US Treasury Department were to exercise its authority to issue regulations that exclude from the definition of “qualifying income” foreign currency gains not directly related to the Fund’s business of investing in securities, the Fund may be unable to qualify as a regulated investment company for one or more years. In this event, the Fund’s Board of Trustees may authorize a significant change in investment strategy or other action.
∎	Foreign government debt risk. Investments in foreign government debt securities (sometimes referred to as sovereign debt securities) involve certain

8	Invesco World Bond Fund

risks in addition to those relating to foreign securities or debt securities generally. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse in the event of a default against the defaulting government. Without the approval of debt holders, some governmental debtors have in the past been able to reschedule or restructure their debt payments or declare moratoria on payments.

∎	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulty in enforcing obligations, decreased liquidity or increased volatility. Foreign investments also involve the risk of the possible seizure, nationalization or expropriation of the issuer or foreign deposits (in which the Fund could lose its entire investments in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. Unless the Fund has hedged its foreign securities risk, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful.
∎	High yield debt securities (junk bond) risk. Investments in high yield debt securities (“junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. These securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due, are more susceptible to default or decline in market value and are less liquid than investment grade debt securities. Prices of high yield debt securities tend to be very volatile.
∎	Liquidity risk. The Fund may be unable to sell illiquid investments at the time or price it desires and, as a result, could lose its entire investment in such investments. Liquid securities can become illiquid during periods of market stress. If a significant amount of the Fund’s securities become illiquid, the Fund may not be able to timely pay redemption proceeds and may need to sell securities at significantly reduced prices.

∎	Management risk. The Fund is actively managed and depends heavily on the Adviser’s judgment about markets, interest rates or the attractiveness, relative values, liquidity, or potential appreciation of particular investments made for the Fund’s portfolio. The Fund could experience losses if these judgments prove to be incorrect. Additionally, legislative, regulatory, or tax developments may adversely affect management of the Fund and, therefore, the ability of the Fund to achieve its investment objective.
∎	Market risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.
∎	Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics.

∎	Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in the obligations or securities of a small number of issuers or any single issuer than a diversified fund can. A change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund.
∎	Sector focus risk. The Fund may from time to time invest a significant amount of its assets (i.e. over 25%) in one market sector or group of related industries. In this event, the Fund’s performance will depend to a greater extent on the overall condition of the sector or group of industries and there is increased risk that the Fund will lose significant value if conditions adversely affect that sector or group of industries.
∎	US government obligations risk. Obligations of US government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the US government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the US government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
∎	When-issued, delayed delivery and forward commitment risks. When-issued and delayed delivery transactions subject the Fund to market risk because the value or yield of a security at delivery may be more or less than the purchase

9	Invesco World Bond Fund

price or yield generally available when delivery occurs, and counterparty risk because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction. These transactions also have a leveraging effect on the Fund because the Fund commits to purchase securities that it does not have to pay for until a later date, which increases the Fund’s overall investment exposure and, as a result, its volatility.

∎	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

About indexes used in this report

∎	The Bloomberg Barclays Global Aggregate Index is an unmanaged index considered representative of global investment grade, fixed-income markets.
∎	The Lipper Global Income Funds Index is an unmanaged index considered representative of global income funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

∎	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

10	Invesco World Bond Fund

Schedule of Investments

October 31, 2018

	Principal Amount		Value
Non-U.S. Dollar Denominated Bonds & Notes–45.71%(a)
Australia–1.19%
Australia Government Bond, REGS, Series 136, Sr. Unsec. Bonds, 4.75%, 04/21/2027(b)	AUD	360,000	$297,369

Belgium–0.51%
Solvay Finance S.A., REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 5.87%(b)(c)	EUR	100,000	127,667

Canada–2.04%
Canadian Government Bond, Sr. Unsec. Bonds, 2.00%, 06/01/2028	CAD	700,000	509,694

China–0.44%
Eagle Intermediate Global Holding B.V./Ruyi US Finance LLC, Sr. Sec. Gtd. First Lien Bonds, 5.38%, 05/01/2023(b)	EUR	100,000	110,620

Denmark–0.73%
DKT Finance ApS, Sr. Sec. Gtd. First Lien Notes, 7.00%, 06/17/2023(b)	EUR	150,000	182,686

France–3.87%
Electricite de France S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13%(b)(c)	EUR	100,000	119,408
Orange S.A., REGS, Jr. Unsec. Sub. Euro Notes, 5.88%(b)(c)	GBP	200,000	273,034
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(c)	EUR	200,000	229,228
UNEDIC, REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 1.25%, 05/25/2033(b)	EUR	300,000	343,284
			964,954

Germany–1.72%
Bundesrepublik Deutschland Bundesanleihe, REGS, Unsec. Euro Bonds, 0.50%, 02/15/2028(b)	EUR	261,000	300,361
Evonik Industries AG, REGS, Jr. Unsec. Sub. Euro Bonds, 2.13%, 07/07/2077(b)	EUR	115,000	128,808
			429,169

India–1.60%
Province of British Columbia, Sr. Unsec. Bonds, 6.60%, 01/09/2020(b)	INR	30,000,000	400,253

	Principal Amount		Value
Indonesia–4.78%
Indonesia Treasury Bond
Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	6,200,000,000	$430,092
Series FR72, Sr. Unsec. Bonds, 8.25%, 05/15/2036	IDR	6,149,000,000	380,103
Series FR75, Sr. Unsec. Bonds, 7.50%, 05/15/2038	IDR	6,726,000,000	381,593
			1,191,788

Italy–3.11%
Italy Buoni Poliennali del Tesoro, REGS, Sr. Unsec. Euro Bonds, 4.75%, 09/01/2028(b)	EUR	614,000	777,268

Japan–3.29%
Japan Government Forty Year Bond, Series 9, Sr. Unsec. Bonds, 0.40%, 03/20/2056	JPY	112,950,000	820,376

Mexico–0.89%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	5,180,000	222,110

Netherlands–2.02%
Coöperatieve Rabobank U.A., REGS, Jr. Unsec. Sub. Euro Bonds, 5.50%(b)(c)	EUR	200,000	238,421
Rabobank Capital Funding Trust IV, REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 5.56%(b)(c)	GBP	200,000	264,760
			503,181

Russia–1.04%
Russian Federal Bond — OFZ, Series 6218, Unsec. Bonds, 8.50%, 09/17/2031	RUB	17,000,000	258,388

South Africa–4.81%
Republic of South Africa Government Bond Series 2048, Unsec. Bonds, 8.75%, 02/28/2048	ZAR	12,553,000	732,546
8.75%, 02/28/2048	ZAR	8,000,000	466,850
			1,199,396

Spain–1.55%
Spain Government Inflation Linked Bond, REGS, Sr. Unsec. Euro Bonds, 0.70%, 11/30/2033(b)	EUR	338,055	386,532

Sweden–0.56%
Intrum AB, REGS, Sr. Unsec. Euro Bonds, 2.75%, 07/15/2022(b)	EUR	125,000	138,484

Switzerland–1.48%
Credit Suisse AG, REGS, Unsec. Sub. Euro Bonds, 5.75%, 09/18/2025(b)	EUR	100,000	122,808

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco World Bond Fund

	Principal Amount		Value
Switzerland–(continued)
UBS Group Funding (Switzerland) AG, REGS, Jr. Unsec. Gtd. Sub. Euro Bonds, 5.75%(b)(c)	EUR	200,000	$246,688
			369,496

United Kingdom–6.16%
Coventry Building Society (The), REGS, Jr. Unsec. Sub. Euro Bonds, 6.38%(b)(c)	GBP	280,000	361,736
Direct Line Insurance Group PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 9.25%, 04/27/2042(b)	GBP	100,000	153,185
Iceland Bondco PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 4.63%, 03/15/2025(b)	GBP	100,000	115,038
National Building Society, REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.88%(b)(c)	GBP	200,000	260,076
NGG Finance PLC, REGS, Unsec. Gtd. Sub. Euro Notes, 5.63%, 06/18/2073(b)	GBP	250,000	346,525
United Kingdom Gilt, REGS, Unsec. Bonds, 3.50%, 07/22/2068(b)	GBP	150,000	300,122
			1,536,682

United States–3.92%
Chemours Co. (The), Sr. Unsec. Gtd. Euro Bonds, 4.00%, 05/15/2026	EUR	275,000	299,146
MPT Operating Partnership L.P./MPT Finance Corp., Sr. Unsec. Gtd. Euro Bonds, 3.33%, 03/24/2025	EUR	100,000	115,942
Netflix, Inc., Sr. Unsec. Euro Notes, 3.63%, 05/15/2027	EUR	200,000	225,214
UGI International LLC, Sr. Unsec. Bonds, 3.25%, 11/01/2025(b)	EUR	100,000	113,902
Verizon Communications Inc., Sr. Unsec. Euro Notes, 2.88%, 01/15/2038	EUR	200,000	222,896
			977,100
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $12,314,562)			11,403,213

U.S. Dollar Denominated Bonds & Notes–28.92%
Brazil–1.58%
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2029		$424,000	393,260

Canada–1.21%
Toronto-Dominion Bank (The), Sr. Unsec. Medium-Term Global Notes, 3.15%, 09/17/2020		161,000	160,801
Enbridge Inc., Series 16-A, Unsec. Sub. Global Notes, 6.00%, 01/15/2077		150,000	140,986
			301,787

	Principal Amount	Value
Colombia–0.80%
Avianca Holdings S.A./ Avianca Leasing, LLC/ Grupo Taca Holdings Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.38%, 05/10/2020(b)	$200,000	$200,252

Finland–1.21%
Nordea Bank Abp, Sr. Unsec. Notes, 3.75%, 08/30/2023(b)	307,000	301,408

France–0.98%
BPCE S.A., Sr. Unsec. Notes, 4.00%, 09/12/2023(b)	250,000	245,503

Ireland–1.10%
AerCap Global Aviation Trust, Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	267,000	275,010

Lebanon–0.63%
Lebanon Government International Bond, REGS, Sr. Unsec. Euro Bonds, 7.25%, 03/23/2037(b)	200,000	156,902

Luxembourg–0.36%
Intelsat Jackson Holdings S.A., Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	100,000	89,750

Mexico–1.60%
Petróleos Mexicanos, Sr. Unsec. Gtd. Notes, 6.50%, 01/23/2029(b)	225,000	215,381
Unifin Financiera, S.A.B. de C.V., SOFOM, E.N.R., Unsec. Sub. Notes, 8.88%(b)(c)	200,000	184,102
		399,483

Oman–0.81%
Oztel Holdings SPC Ltd., Sr. Sec. Gtd. Bonds, 6.63%, 04/24/2028(b)	206,000	202,483

South Africa–2.44%
Eskom Holdings SOC Ltd., Sr. Unsec. Gtd. Notes, 6.35%, 08/10/2028(b)	200,000	193,330
Sasol Financing USA LLC, Sr. Unsec. Gtd. Global Notes, 6.50%, 09/27/2028	410,000	415,734
		609,064

Sweden–1.30%
Svensk Exportkredit AB, Sr. Unsec. Medium-Term Global Notes, 2.75%, 10/07/2020	325,000	323,175

Switzerland–0.82%
Credit Suisse Group AG, Jr. Unsec. Sub. Bonds, 7.50%(b)(c)	200,000	204,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco World Bond Fund

	Principal Amount	Value
Turkey–1.71%
Turkey Government International Bond, Sr. Unsec. Global Notes, 7.25%, 12/23/2023	$430,000	$427,442

Ukraine–1.70%
Ukraine Government International Bond, Sr. Unsec. Notes, 9.75%, 11/01/2028(b)	429,000	424,399

United Kingdom–1.55%
HSBC Holdings PLC, Jr. Unsec. Sub. Global Bonds, 6.25%(c)	200,000	194,500
Lloyds Banking Group PLC, Sr. Unsec. Global Notes, 4.55%, 08/16/2028	200,000	193,473
		387,973

United States–8.04%
AbbVie Inc., Sr. Unsec. Global Notes, 4.25%, 11/14/2028	88,000	85,011
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	100,000	100,250
CVS Health Corp., Sr. Unsec. Global Notes, 4.78%, 03/25/2038	214,000	205,638
Energy Transfer Partners, L.P., Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	281,000	260,803
Enterprise Products Operating LLC, Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	150,000	139,494
Halfmoon Parent, Inc., Sr. Sec. Notes, 4.38%, 10/15/2028(b)	161,000	157,537
L Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	100,000	101,875
Mattel, Inc., Sr. Unsec. Global Notes, 5.45%, 11/01/2041	200,000	161,000
Morgan Stanley, Sr. Unsec. Floating Rate Notes, 3.65% (3 mo. USD LIBOR + 1.18%), 01/20/2022(d)	150,000	151,737
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	355,000	334,587

	Principal Amount	Value
United States–(continued)
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	$120,000	$110,400
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	197,000	196,982
		2,005,314

Zambia–1.08%
First Quantum Minerals Ltd., Sr. Unsec. Gtd. Notes, 7.50%, 04/01/2025(b)	300,000	268,875
Total U.S. Dollar Denominated Bonds & Notes (Cost $7,390,534)		7,216,080

U.S. Treasury Securities–18.01%
2.00%, 11/15/2026	4,300,000	3,962,551
2.88%, 05/15/2028	543,000	531,026
Total U.S. Treasury Securities (Cost $4,636,649)		4,493,577

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.33%
Freddie Mac Multifamily Securitization, Series K038, Class X1, IO, Variable Rate Pass Through Ctfs., 1.17%, 03/25/2024 (Cost $94,407)(e)	1,620,832	82,352

	Shares
Money Market Funds–1.13%
Invesco Government & Agency Portfolio–Institutional Class, 2.08%(f)	81,363	81,363
Invesco Liquid Assets Portfolio–Institutional Class, 2.27%(f)	106,504	106,525
Invesco Treasury Portfolio–Institutional Class, 2.09%(f)	92,986	92,986
Total Money Market Funds (Cost $280,860)		280,874
TOTAL INVESTMENTS IN SECURITIES–94.10% (Cost $24,717,012)		23,476,096
OTHER ASSETS LESS LIABILITIES–5.90%		1,471,641
NET ASSETS–100.00%		$24,947,737

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
Deb.	– Debentures
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
Jr.	– Junior

LIBOR	– London Interbank Offered Rate
MXN	– Mexican Peso
Pfd.	– Preferred
REGS	– Regulation S
RUB	– Russian Ruble
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco World Bond Fund

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2018 was $9,477,843, which represented 37.99% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.
(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on October 31, 2018.
(e)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on October 31, 2018.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2018.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Euro Bond	7	December-2018	$1,270,630	$15,863	$15,863
10 Year Mini Japanese Government Bonds	1	December-2018	1,334,958	3,536	3,536
U.S. Treasury 10 Year Ultra Bonds	25	December-2018	3,127,734	19,862	19,862
Subtotal — Long Futures Contracts				39,261	39,261

Short Futures Contracts
Euro-OAT	3	December-2018	(516,353)	(152)	(152)
U.S. Treasury 10 Year Notes	9	December-2018	(1,065,938)	14,254	14,254
Subtotal — Short Futures Contracts				14,102	14,102
Total Futures Contracts — Interest Rate Risk				$53,363	$53,363

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/20/2018	Citibank, N.A.	BRL	707,085	USD	190,000	$762
12/20/2018	Citibank, N.A.	JPY	57,570,000	USD	515,079	2,796
12/20/2018	Citibank, N.A.	MXN	5,070,000	USD	265,606	17,854
12/20/2018	Citibank, N.A.	USD	355,342	ARS	15,500,000	51,433
12/20/2018	Goldman Sachs International	EUR	195,723	USD	229,700	7,052
12/20/2018	Goldman Sachs International	GBP	685,000	USD	900,306	22,574
12/20/2018	Goldman Sachs International	IDR	4,881,925,000	USD	319,707	623
12/20/2018	Goldman Sachs International	INR	15,150,000	USD	205,898	2,191
12/20/2018	Goldman Sachs International	MXN	5,075,000	USD	262,819	14,823
12/20/2018	Goldman Sachs International	NOK	903,969	USD	110,339	2,863
12/20/2018	Goldman Sachs International	USD	183,280	BRL	775,000	24,134
12/20/2018	Goldman Sachs International	USD	879,593	TRY	5,380,000	55,065
12/20/2018	Morgan Stanley Bank, N.A.	TRY	2,750,000	USD	479,737	1,984
12/20/2018	Morgan Stanley Bank, N.A.	USD	625,659	TRY	3,800,000	34,509
12/20/2018	State Street Bank & Trust Co.	EUR	571,234	GBP	510,000	3,680
02/12/2019	Morgan Stanley Bank, N.A.	TRY	2,750,000	USD	465,919	3,279
Subtotal — Appreciation						245,622
12/20/2018	Citibank, N.A.	ARS	15,928,500	USD	370,000	(48,020)
12/20/2018	Citibank, N.A.	TRY	2,544,839	USD	390,000	(52,110)
12/20/2018	Citibank, N.A.	USD	182,512	IDR	2,755,025,000	(2,443)
12/20/2018	Goldman Sachs International	GBP	513,137	EUR	570,000	(9,104)
12/20/2018	Goldman Sachs International	JPY	43,042,341	EUR	335,000	(1,927)
12/20/2018	Goldman Sachs International	TRY	3,610,000	USD	618,284	(8,875)
12/20/2018	Goldman Sachs International	USD	28,711	AUD	40,000	(370)
12/20/2018	Goldman Sachs International	USD	92,284	CAD	120,000	(1,038)
12/20/2018	Goldman Sachs International	USD	177,558	CHF	170,000	(7,945)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco World Bond Fund

Open Forward Foreign Currency Contracts—(continued)
Settlement Date		Contract to				Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/20/2018	Goldman Sachs International	USD	345,001	EUR	300,000	$(3,732)
12/20/2018	Goldman Sachs International	USD	9,630	HUF	2,670,000	(281)
12/20/2018	Goldman Sachs International	USD	4,815,250	JPY	535,846,320	(47,056)
12/20/2018	Goldman Sachs International	USD	347,488	KRW	391,000,000	(3,876)
12/20/2018	Goldman Sachs International	USD	340,141	MXN	6,510,000	(22,022)
12/20/2018	Goldman Sachs International	USD	107,376	SEK	957,819	(2,222)
12/20/2018	Goldman Sachs International	ZAR	18,262,588	USD	1,211,240	(19,354)
Subtotal — Depreciation						(230,375)
Total Open Forward Foreign Currency Contracts — Currency Risk						$15,247

Currency Abbreviations:

ARS	– Argentine Peso
AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
HUF	– Hungarian Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MXN	– Mexican Peso
NOK	– Norwegian Krone
SEK	– Swedish Krona
TRY	– Turkish Lira
USD	– U.S. Dollar
ZAR	– South African Rand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco World Bond Fund

Statement of Assets and Liabilities

October 31, 2018

Assets:
Investments in securities, at value (Cost $24,436,152)	$23,195,222
Investments in affiliated money market funds, at value (Cost $280,860)	280,874
Other Investments:
Variation margin receivable — futures contracts	89,555
Unrealized appreciation on forward foreign currency contracts outstanding	245,622
Cash	4,352
Foreign currencies, at value (Cost $1,608,687)	1,585,112
Receivable for:
Dividends and interest	328,555
Fund shares sold	12,033
Investment for trustee deferred compensation and retirement plans	37,806
Other assets	31,171
Total assets	25,810,302

Liabilities:
Other investments:
Unrealized depreciation on forward foreign currency contracts outstanding	230,375
Payable for:
Investments purchased	429,000
Fund shares repurchased	81,694
Accrued fees to affiliates	11,827
Accrued trustees’ and officers’ fees and benefits	1,680
Accrued other operating expenses	68,082
Trustee deferred compensation and retirement plans	39,907
Total liabilities	862,565
Net assets applicable to shares outstanding	$24,947,737

Net assets consist of:
Shares of beneficial interest	$27,351,030
Distributable earnings	(2,403,293)
$24,947,737

Net Assets:
Class A	$18,347,399
Class C	$3,591,036
Class Y	$2,902,565
Class R5	$781
Class R6	$105,956

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	1,899,084
Class C	372,321
Class Y	300,683
Class R5	81
Class R6	10,965
Class A:
Net asset value per share	$9.66
Maximum offering price per share
(Net asset value of $9.66 ÷ 95.75%)	$10.09
Class C:
Net asset value and offering price per share	$9.64
Class Y:
Net asset value and offering price per share	$9.65
Class R5:
Net asset value and offering price per share	$9.64
Class R6:
Net asset value and offering price per share	$9.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco World Bond Fund

Statement of Operations

For the year ended October 31, 2018

Investment income:
Interest (net of foreign withholding taxes of $5,676)	$1,211,823
Dividends from affiliated money market funds	21,908
Total investment income	1,233,731

Expenses:
Advisory fees	192,045
Administrative services fees	50,000
Custodian fees	30,325
Distribution fees:
Class A	53,071
Class B	487
Class C	41,269
Transfer agent fees — A, B, C and Y	83,400
Transfer agent fees — R6	43
Trustees’ and officers’ fees and benefits	20,584
Registration and filing fees	84,288
Reports to shareholders	25,220
Professional services fees	68,378
Other	25,937
Total expenses	675,047
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(378,057)
Net expenses	296,990
Net investment income	936,741

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	99,438
Foreign currencies	(56,838)
Forward foreign currency contracts	(302,652)
Futures contracts	(42,676)
Option contracts written	28,998
Swap agreements	(196,179)
(469,909)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(2,206,477)
Foreign currencies	(13,864)
Forward foreign currency contracts	193,151
Futures contracts	94,614
Option contracts written	(563)
Swap agreements	90,034
(1,843,105)
Net realized and unrealized gain (loss)	(2,313,014)
Net increase (decrease) in net assets resulting from operations	$(1,376,273)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco World Bond Fund

Statement of Changes in Net Assets

For the years ended October 31, 2018 and 2017

	2018	2017
Operations:
Net investment income	$936,741	$1,120,225
Net realized gain (loss)	(469,909)	(1,845,787)
Change in net unrealized appreciation (depreciation)	(1,843,105)	1,159,852
Net increase (decrease) in net assets resulting from operations	(1,376,273)	434,290

Distributions to shareholders from distributable earnings(1):
Class A	(438,683)	(87,346)
Class B	(938)	(1,299)
Class C	(54,593)	(15,969)
Class Y	(92,519)	(27,636)
Class R5	(19)	(3)
Class R6	(1,936)	(39)
Total distributions from distributable earnings	(588,688)	(132,292)

Return of capital:
Class A	(122,829)	(536,224)
Class B	(4)	(5,196)
Class C	(23,715)	(63,221)
Class Y	(23,195)	(188,272)
Class R5	(5)	(22)
Class R6	(453)	(272)
Total return of capital	(170,201)	(793,207)

Share transactions–net:
Class A	(2,234,131)	(6,443,931)
Class B	(222,690)	(243,332)
Class C	(240,689)	(935,714)
Class Y	(2,643,691)	(4,540,530)
Class R5	—	9
Class R6	101,408	—
Net increase (decrease) in net assets resulting from share transactions	(5,239,793)	(12,163,498)
Net increase (decrease) in net assets	(7,374,955)	(12,654,707)

Net assets:
Beginning of year	32,322,692	44,977,399
End of year	$24,947,737	$32,322,692

(1)

The Securities and Exchange Commission eliminated the requirement to disclose distribution components separately, except for tax return of capital. For the year ended October 31, 2017, distributions to shareholders from distributable earnings consisted of distributions from net investment income.

Notes to Financial Statements

October 31, 2018

NOTE 1—Significant Accounting Policies

Invesco World Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and

18                         Invesco World Bond Fund

Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares were permitted to continue to reinvest dividends and capital gains distributions in Class B shares until their conversion to Class A shares. Also, shareholders in Class B shares were able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they converted to Class A shares. Generally, Class B shares automatically converted to Class A shares on or about the month-end, which was at least eight years after the date of purchase. Redemptions of Class B shares prior to the conversion date were subject to a CDSC. Effective January 26, 2018, all of the Fund’s outstanding Class B shares were converted to Class A shares, in advance of their normally scheduled conversion. No CDSC was paid in connection with this early conversion.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services — Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

19                         Invesco World Bond Fund

B.

Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation — Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

20                         Invesco World Bond Fund

Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

21                         Invesco World Bond Fund

N.

Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

O.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or

22                         Invesco World Bond Fund

narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of October 31, 2018 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.

Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the year ended October 31, 2018, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 29, 2020, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 0.94%, 1.69%, 0.69%, 0.69% and 0.69%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to their conversion to Class A shares, the expense limit for Class B was 1.69% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 29, 2020. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2020, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended October 31, 2018, the Adviser waived advisory fees and reimbursed fund level expenses of $294,613 and reimbursed class level expenses of $59,108, $136, $11,491, $11,311 and $44 of Class A, Class B, Class C, Class Y and Class R6 shares, respectively.

23                         Invesco World Bond Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2018, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Prior to their conversion to Class A shares, the Fund paid an annual rate of 1.00% of the average daily net assets of Class B shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended October 31, 2018, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2018, IDI advised the Fund that IDI retained $2,119 in front-end sales commissions from the sale of Class A shares and $307 and $214 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

24                         Invesco World Bond Fund

The following is a summary of the tiered valuation input levels, as of October 31, 2018. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Non-U.S. Denominated Bonds & Notes	$—	$11,403,213	$—	$11,403,213
U.S. Dollar Denominated Bonds & Notes	—	7,216,080	—	7,216,080
U.S. Treasury Securities	—	4,493,577	—	4,493,577
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	82,352	—	82,352
Money Market Funds	280,874	—	—	280,874
Total Investments in Securities	280,874	23,195,222	—	23,476,096
Other Investments — Assets*
Forward Foreign Currency Contracts	—	245,622	—	245,622
Futures Contracts	53,515	—	—	53,515
	53,515	245,622	—	299,137
Other Investments — Liabilities*
Forward Foreign Currency Contracts	—	(230,375)	—	(230,375)
Futures Contracts	(152)	—	—	(152)
	(152)	(230,375)	—	(230,527)
Total Other Investments	53,363	15,247	—	68,610
Total Investments	$334,237	$23,210,469	$—	$23,544,706

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of October 31, 2018:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts — Exchange-Traded(a)	$—	$53,515	$53,515
Unrealized appreciation on forward foreign currency contracts outstanding	245,622	—	245,622
Total Derivative Assets	245,622	53,515	299,137
Derivatives not subject to master netting agreements	—	(53,515)	(53,515)
Total Derivative Assets subject to master netting agreements	$245,622	$—	$245,622

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts — Exchange-Traded(a)	$—	$(152)	$(152)
Unrealized depreciation on forward foreign currency contracts outstanding	(230,375)	—	(230,375)
Total Derivative Liabilities	(230,375)	(152)	(230,527)
Derivatives not subject to master netting agreements	—	152	152
Total Derivative Liabilities subject to master netting agreements	$(230,375)	$—	$(230,375)

(a)	The daily variation margin receivable at period-end is recorded in the Statement of Assets and Liabilities.

25                         Invesco World Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of October 31, 2018.

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$72,845	$(102,573)	$(29,728)	$—	$—	$(29,728)
Goldman Sachs International	129,325	(127,802)	1,523	—	—	1,523
Morgan Stanley Bank, N.A.	39,772	—	39,772	—	—	39,772
State Street Bank & Trust Co.	3,680	—	3,680	—	—	3,680
Total	$245,622	$(230,375)	$15,247	$—	$—	$15,247

Effect of Derivative Investments for the year ended October 31, 2018

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$(302,652)	$—	$(302,652)
Futures contracts	—	—	(42,676)	(42,676)
Options purchased(a)	—	(47,840)	113,038	65,198
Options written	—	28,998	—	28,998
Swap agreements	(10,057)	—	(186,122)	(196,179)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	193,151	—	193,151
Futures contracts	—	—	94,614	94,614
Options purchased(a)	—	11,509	(10,004)	1,505
Options written	—	(563)	—	(563)
Swap agreements	(14,063)	—	104,097	90,034
Total	$(24,120)	$(117,397)	$72,947	$(68,570)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the twelve months average notional value of forward foreign currency contracts, the seven months average notional value of futures contracts, the nine months average notional value of swap agreements, the ten months average notional value of options purchased and options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$27,230,088	$4,138,538	$3,156,231	$1,700,000	$6,977,594

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2018, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,354.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

26                         Invesco World Bond Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended October 31, 2018 and 2017:

	2018	2017
Ordinary income	$588,688	$132,292
Return of capital	170,201	793,207
Total distributions	$758,889	$925,499

Tax Components of Net Assets at Period-End:

2018
Net unrealized appreciation (depreciation) — investments	$(1,333,403)
Net unrealized appreciation (depreciation) — foreign currencies	(32,398)
Temporary book/tax differences	(36,226)
Capital loss carryforward	(1,001,266)
Shares of beneficial interest	27,351,030
Total net assets	$24,947,737

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to futures contracts, straddles and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of October 31, 2018, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$760,391	$240,875	$1,001,266

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2018 was $29,101,268 and $32,167,797, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $5,842,741 and $6,977,593, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$431,150
Aggregate unrealized (depreciation) of investments	(1,764,553)
Net unrealized appreciation (depreciation) of investments	(1,333,403)

Cost of investments for tax purposes is $24,878,109.

27                         Invesco World Bond Fund

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, swap agreement income and return of capital distributions, on October 31, 2018, undistributed net investment income was decreased by $300,611, undistributed net realized gain (loss) was increased by $489,079 and shares of beneficial interest was decreased by $188,468. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity
	Years ended October 31,
	2018(a)		2017
	Shares	Amount	Shares	Amount
Sold:
Class A	386,231	$3,997,153	386,135	$3,976,564
Class B(b)	—	—	2,297	22,928
Class C	94,499	976,792	88,362	906,574
Class Y	257,352	2,612,923	611,943	6,211,858
Class R5	—	—	2,567	27,121
Class R6	9,758	99,645	—	—

Issued as reinvestment of dividends:
Class A	50,935	520,184	56,789	577,805
Class B(b)	88	924	600	6,090
Class C	6,882	70,106	6,981	70,996
Class Y	8,912	91,682	18,568	188,436
Class R6	206	2,086	—	—

Conversion of Class B shares to Class A shares:(c)
Class A	18,932	202,956	18,145	185,281
Class B	(18,980)	(202,956)	(18,156)	(185,281)

Reacquired:
Class A	(681,579)	(6,954,424)	(1,101,023)	(11,183,581)
Class B(b)	(1,970)	(20,658)	(8,550)	(87,069)
Class C	(127,453)	(1,287,587)	(188,446)	(1,913,284)
Class Y	(521,993)	(5,348,296)	(1,081,055)	(10,940,824)
Class R5	—	—	(2,567)	(27,112)
Class R6	(31)	(323)	—	—
Net increase (decrease) in share activity	(518,211)	$(5,239,793)	(1,207,410)	$(12,163,498)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 33% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

(b)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(c)	Effective as of the close of business on January 26, 2018, all outstanding Class B shares were converted to Class A shares.

28                         Invesco World Bond Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 10/31/18	$10.43	$0.33	$(0.83)	$(0.50)	$(0.21)	$—	$(0.06)	$(0.27)	$9.66	(4.89)%	$18,347	0.93	%(d)	2.21	%(d)	3.25	%(d)	131%
Year ended 10/31/17	10.44	0.33	(0.07)	0.26	(0.04)	—	(0.23)	(0.27)	10.43	2.63	22,150	0.95		2.21		3.22		245
Year ended 10/31/16	9.81	0.25	0.54	0.79	(0.08)	—	(0.08)	(0.16)	10.44	8.02	28,870	1.10		1.84		2.36		246
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	—	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	(0.22)	—	(0.34)	10.63	(0.97)	32,668	1.10		1.68		1.83		237
Class B
Year ended 10/31/18(e)	10.42	0.06	0.28	0.34	(0.05)	—	(0.00)	(0.05)	10.71	3.26	—	1.68	(d)(f)	2.96	(d)(f)	2.50	(d)(f)	131
Year ended 10/31/17	10.43	0.25	(0.07)	0.18	(0.03)	—	(0.16)	(0.19)	10.42	1.80	217	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.16	0.56	0.72	(0.05)	—	(0.03)	(0.08)	10.43	7.35	466	1.85		2.59		1.61		246
Year ended 10/31/15	10.62	0.10	(0.75)	(0.65)	—	(0.14)	(0.04)	(0.18)	9.79	(6.19)	898	1.85		2.47		1.04		135
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85		2.43		1.08		237
Class C
Year ended 10/31/18	10.41	0.26	(0.84)	(0.58)	(0.15)	—	(0.04)	(0.19)	9.64	(5.62)	3,591	1.68	(d)	2.96	(d)	2.50	(d)	131
Year ended 10/31/17	10.42	0.25	(0.07)	0.18	(0.03)	—	(0.16)	(0.19)	10.41	1.80	4,147	1.70		2.96		2.47		245
Year ended 10/31/16	9.79	0.17	0.54	0.71	(0.05)	—	(0.03)	(0.08)	10.42	7.24	5,121	1.85		2.59		1.61		246
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85		2.43		1.08		237
Class Y
Year ended 10/31/18	10.42	0.36	(0.83)	(0.47)	(0.23)	—	(0.07)	(0.30)	9.65	(4.66)	2,903	0.68	(d)	1.96	(d)	3.50	(d)	131
Year ended 10/31/17	10.44	0.35	(0.07)	0.28	(0.04)	—	(0.26)	(0.30)	10.42	2.81	5,797	0.70		1.96		3.47		245
Year ended 10/31/16	9.80	0.27	0.55	0.82	(0.07)	—	(0.11)	(0.18)	10.44	8.40	10,509	0.85		1.59		2.61		246
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85		1.43		2.08		237
Class R5
Year ended 10/31/18	10.42	0.36	(0.84)	(0.48)	(0.23)	—	(0.07)	(0.30)	9.64	(4.75)	1	0.68	(d)	1.73	(d)	3.50	(d)	131
Year ended 10/31/17	10.44	0.36	(0.08)	0.28	(0.04)	—	(0.26)	(0.30)	10.42	2.81	1	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.27	0.54	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	1	0.85		1.30		2.61		246
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85		1.15		2.08		237
Class R6
Year ended 10/31/18	10.43	0.35	(0.82)	(0.47)	(0.23)	—	(0.07)	(0.30)	9.66	(4.65)	106	0.68	(d)	1.73	(d)	3.50	(d)	131
Year ended 10/31/17	10.44	0.36	(0.07)	0.29	(0.04)	—	(0.26)	(0.30)	10.43	2.91	11	0.70		1.77		3.47		245
Year ended 10/31/16	9.81	0.25	0.56	0.81	(0.07)	—	(0.11)	(0.18)	10.44	8.29	11	0.85		1.30		2.61		246
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85		1.14		2.08		237

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $21,228, $205, $4,127, $4,062, $1 and $78 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Reflects activity for the period November 1, 2017 through January 26, 2018 (date of conversion).
(f)	Annualized.

29                         Invesco World Bond Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Investment Funds (Invesco Investment Funds)

and Shareholders of Invesco World Bond Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco World Bond Fund (one of the funds constituting AIM Investment Funds (Invesco Investment Funds), hereafter referred to as the “Fund”) as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Houston, TX

December 28, 2018

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

30                         Invesco World Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2018 through October 31, 2018.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (05/01/18)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (10/31/18)[1]	Expenses Paid During Period[2]	Ending Account Value (10/31/18)	Expenses Paid During Period[2]
A	$1,000.00	$948.90	$4.57	$1,020.52	$4.74	0.93%
C	1,000.00	945.20	8.24	1,016.74	8.54	1.68
Y	1,000.00	950.10	3.34	1,021.78	3.47	0.68
R5	1,000.00	950.00	3.34	1,021.78	3.47	0.68
R6	1,000.00	950.10	3.34	1,021.78	3.47	0.68

[1]

The actual ending account value is based on the actual total return of the Fund for the period May 1, 2018 through October 31, 2018, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

31                         Invesco World Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 5-6, 2018, the Board of Trustees (the Board or the Trustees) of AIM Investment Funds (Invesco Investment Funds) as a whole, and independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco World Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2018. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board’s Investments Committee has established three Sub-Committees, which meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review detailed information about investment performance and portfolio attributes of these funds. The Board took into account evaluations and reports that it received from the Investments Committee and Sub-Committees, as well as the information provided to such committees and the Board throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board receives comparative investment performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider. The Board also receives an independent written evaluation from the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. In addition to meetings with Invesco Advisers and fund counsel throughout the year, the independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of June 6, 2018.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board’s review included consideration of Invesco Advisers’ investment process oversight and structure, credit analysis and investment risk management. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

The Board noted that the name and strategy of the Fund was changed and the benchmark was changed to the Lipper Global Income Funds Index effective December 1, 2016. The Board compared the Fund’s investment performance for the one year ended December 31, 2017 to the performance of funds in the Broadridge performance universe and against the Lipper Global Income Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that

32                         Invesco World Bond Fund

Broadridge does not provide information on a fund by fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in providing expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fourth quintile of its expense group and discussed with management reasons for such relative contractual management fees.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board considered comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

33                         Invesco World Bond Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2018:

Federal and State Income Tax
Qualified Dividend Income*	2.25%
Corporate Dividends Received Deduction*	2.25%
U.S. Treasury Obligations*	9.09%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

34                         Invesco World Bond Fund

Trustees and Officers

The address of each trustee and officer is AIM Investment Funds (Invesco Investment Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			158	None
Philip A. Taylor[2] — 1954 Trustee and Senior Vice President	2006

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee and Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			158	None
[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco World Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	158	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	158	Board member of the Illinois Manufacturers’ Association
Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	158	None
Cynthia Hostetler — 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	158	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor)
Eli Jones — 1961 Trustee	2016	Professor and Dean, Mays Business School — Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	158	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Prema Mathai-Davis — 1950 Trustee	2001	Retired	158	None
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	158	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern — 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital; Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP	158	Federal Reserve Bank of Dallas
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	158	None
Robert C. Troccoli — 1949 Trustee	2016	Adjunct Professor, University of Denver — Daniels College of Business Formerly: Senior Partner, KPMG LLP	158	None
Christopher L. Wilson — 1957 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	158	ISO New England, Inc. (non-profit organization managing regional electricity market)

T-2                         Invesco World Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	1999

President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor — 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Secretary, W.L. Ross & Co., LLC; Secretary and Vice President, Jemstep, Inc.

Formerly: Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

			N/A	N/A
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A

T-3                         Invesco World Bond Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Gregory G. McGreevey — 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Kelli Gallegos — 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer — Pooled Investments, Invesco Capital Management LLC

Formerly: Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Tracy Sullivan — 1962 Vice President, Chief Tax Officer and Assistant Treasurer	2008

Vice President, Chief Tax Officer and Assistant Treasurer, The Invesco Funds; Assistant Treasurer, Invesco Capital Management LLC, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.

Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

			N/A	N/A
Robert R. Leveille — 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco World Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q (or any successor Form). The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q (or any successor Form) on the SEC website at sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	Invesco Distributors, Inc.	WBD-AR-1	12272018	0730

ITEM 2.      CODE OF ETHICS.

On May 2, 2018, the Board of Trustees of the Invesco Funds amended the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.      AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert C. Troccoli. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Teresa M. Ressel, Raymond Stickel, Jr. and Robert Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.      PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”) informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the Loan Rule). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it or certain affiliates and covered persons receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities (referred to as a “more than ten percent owner”). For purposes of the Loan Rule, audit clients include the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the Invesco Fund Complex). PricewaterhouseCoopers LLP informed the Trust it and certain affiliates and covered persons have relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On May 2, 2018, the SEC proposed amendments to the Loan Rule that, if adopted as proposed, would address many of the issues that led to issuance of the no-action letter. In connection with prior independence determinations, PricewaterhouseCoopers LLP communicated, as contemplated by the no-action letter, that it believes that it remains objective and impartial and that a reasonable investor possessing all the facts would conclude that PricewaterhouseCoopers LLP is able to exhibit the requisite objectivity and impartiality to report on the Funds’ financial statements as the independent registered public accounting firm. PricewaterhouseCoopers LLP also represented that it has complied with PCAOB Rule 3526(b)(1) and (2), which are conditions to the Funds relying on the no action letter, and affirmed that it is an independent accountant within the meaning of PCAOB Rule 3520. Therefore, the Adviser, the Funds and PricewaterhouseCoopers LLP concluded that PricewaterhouseCoopers LLP could continue as the Funds’ independent registered public accounting firm. The Invesco Fund Complex relied upon the no-action letter in reaching this conclusion.

If in the future the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Funds will need to take other action in order for the Funds’ filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Funds to issue new shares or have other material adverse effects on the Funds. The SEC no-action relief was initially set to expire 18 months from issuance but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of any amendments to the Loan Rule designed to address the concerns expressed in the letter.

PwC advised the Registrant’s Audit Committee that PwC had identified two matters for consideration under the SEC’s auditor independence rules. PwC stated that a PwC manager and a PwC Senior Manager each held financial interests in investment companies within the Invesco Fund complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X.

PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant. In reaching this conclusion, PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, neither individual was in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the affiliate of the Registrant and the investments were not material to the net worth of either individual or their immediate family members.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2018	Fees Billed for Services Rendered to the Registrant for fiscal year end 2017

Audit Fees	$942,000	$821,050
Audit-Related Fees(1)	$0	$13,500
Tax Fees(2)	$298,550	$488,039
All Other Fees	$0	$0

Total Fees	$1,240,550	$1,322,589
(g) PwC billed the Registrant aggregate non-audit fees of $298,550 for the fiscal year ended 2018, and $501,539 for the fiscal year ended 2017, for non-audit services rendered to the Registrant.

(1)	Audit-Related Fees for the fiscal year end 2017 include fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal year end October 31, 2018 includes fees billed for reviewing tax returns and/or services related to tax compliance. Tax Fees for fiscal year end October 31, 2017 includes fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2017 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$662,000	$662,000
Tax Fees	$0	$0
All Other Fees(2)	$0	$1,245,000

Total Fees	$662,000	$1,907,000

(1)

Audit-Related Fees for the year end 2018 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2017 include fees billed related to reviewing controls at a service organization.

(2)

All Other Fees for the year end 2017 include fees billed related to the assessments for certain of the company’s risk management tools, current state analysis against regulatory requirements and identification of structural and organizational alternatives, informed by industry practices, for certain of the company’s administrative activities and functions.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,639,000 for the fiscal year ended October 31, 2018, and $4,890,000 for the fiscal year ended October 31, 2017, for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $24 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

1  Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the

Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;
●	Human resources;
●	Broker-dealer, investment adviser, or investment banking services ;
●	Legal services;
●	Expert services unrelated to the audit;
●	Any service or product provided for a contingent fee or a commission;
●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;
●	Tax services for persons in financial reporting oversight roles at the Fund; and
●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;
●	Financial information systems design and implementation;
●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
●	Actuarial services; and
●	Internal audit outsourcing services.

ITEM 5.      AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.      SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 20, 2018, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 20, 2018, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 4, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 4, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 4, 2019

EXHIBIT INDEX

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.